Document and Entity Information	3 Months Ended
Mar. 31, 2013
Document And Entity Information [Abstract]
Entity Registrant Name	HERTZ CORP
Entity Central Index Key	0000047129
Document Type	S-4
Pre-Effective Amendment Number	1
Document Period End Date	Mar 31, 2013
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 653,772	$ 533,235	$ 594,586	$ 931,208	$ 2,374,006	$ 985,467
Restricted cash and cash equivalents	425,161	571,634		308,039
Receivables, less allowance for doubtful accounts of $25,113 and $20,282	1,555,520	1,886,596		1,616,382
Due from Hertz affiliates	13,737	12,809		0
Inventories, at lower of cost or market	109,953	105,728		83,978
Prepaid expenses and other assets	547,993	461,502		416,134
Revenue earning equipment, at cost:
Cars	13,694,941	12,591,132		9,678,765
Less accumulated depreciation	(1,995,261)	(1,881,030)		(1,360,012)
Other equipment	3,313,112	3,240,095		2,830,176
Less accumulated depreciation	(1,043,568)	(1,041,861)		(1,043,520)
Total revenue earning equipment	13,969,224	12,908,336		10,105,409
Property and equipment, at cost:
Land, buildings and leasehold improvements	1,302,509	1,288,833		1,146,112
Service equipment and other	1,241,864	1,261,049		1,050,915
Total property and equipment, at cost	2,544,373	2,549,882		2,197,027
Less accumulated depreciation	(1,087,176)	(1,113,496)		(945,173)
Total property and equipment	1,457,197	1,436,386		1,251,854
Other intangible assets, net	4,002,046	4,032,111		2,562,234
Goodwill	1,352,694	1,341,872		392,094	328,600
Total assets	24,087,297	23,290,209		17,667,332
LIABILITIES AND EQUITY
Accounts payable	1,304,849	999,061		897,489
Accrued liabilities	1,205,583	1,178,460		1,126,338
Accrued taxes	192,293	167,314		162,984
Debt	15,876,109	15,014,474		10,907,849
Public liability and property damage	321,003	332,232		281,534
Deferred taxes on income	2,725,427	4,558,500		3,684,700
Total liabilities	21,625,264	20,372,681		15,038,478
Commitments and contingencies
The Hertz Corporation and Subsidiaries stockholder's equity
Common Stock, $0.01 par value, 3,000 shares authorized, 100 shares issued and outstanding	0	0		0
Additional paid-in capital	3,519,541	3,509,998		3,473,625
Accumulated deficit	(1,006,362)	(565,597)		(816,376)
Accumulated other comprehensive loss	(51,165)	(26,892)	3,922	(28,414)
Total The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	2,917,509		2,628,835
Noncontrolling interest	19	19		19
Total equity	2,462,033	2,917,528		2,628,854	2,502,429	2,461,948
Total liabilities and equity	$ 24,087,297	$ 23,290,209		$ 17,667,332

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Receivables, allowance for doubtful accounts (in dollars)	$ 29,018	$ 25,113	$ 20,282
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized	3,000	3,000	3,000
Common Stock, shares issued	100	100	100
Common Stock, shares outstanding	100	100	100

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Car rental	$ 2,006,779				$ 1,623,231					$ 7,456,111	$ 6,929,584	$ 6,355,205
Equipment rental	350,482				301,326					1,383,196	1,208,811	1,069,820
Other	79,247				36,368					181,500	159,985	137,509
Total revenues	2,436,508	2,318,600	2,516,200	2,225,100	1,960,925	2,013,800	2,432,300	2,072,300	1,780,000	9,020,807	8,298,380	7,562,534
Expenses:
Direct operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394
Depreciation of revenue earning equipment and lease charges	587,027				515,106					2,148,158	1,905,739	1,868,147
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442
Interest expense	163,248				149,489					597,788	650,254	726,539
Interest income	(1,834)				(1,092)					(4,902)	(5,551)	(12,315)
Other (income) expense, net	(598)				(457)					35,542	62,548	5
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Provision for taxes on income	(59,468)				(24,226)					(227,073)	(143,846)	(33,322)
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Statement of Other Comprehensive Income [Abstract]
Net income (loss)	$ 26,483	$ (48,241)
Other comprehensive income (loss), net of tax:
Translation adjustment changes	(27,405)	29,570
Unrealized holding gains (losses) on securities, (net of tax of 2013: $0 and 2012: $1,958)	(5)	3,086
Other, (net of tax of 2013: $0 and 2012: $0)	(44)	(87)
Defined benefit pension plans
Net gains (losses) arising during the period, (net of tax of 2013: $1,682 and 2012: $0)	3,181	(231)
Defined benefit pension plans	3,181	(231)
Other comprehensive income (loss)	(24,273)	32,338
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 2,210	$ (15,903)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Unrealized holding gains (losses) on securities, tax	$ 0	$ 1,958	$ 0	$ 125	$ 0
Unrealized gain (loss) on Euro-denominated debt, (net of tax of 2012: $0; 2011: $(8,005) and 2010: $12,656)	0	0	0	(12,573)	12,358
Net gains (losses) arising during the period, tax	$ 1,682	$ 0	$ 7,063	$ 15,555	$ 794

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $)	Total	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Non-controlling Interest
December 31, 2012 at Dec. 31, 2012
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483,000
Other comprehensive loss	24,273,000				(24,273,000)
Dividends paid	(467,248,000)			(467,248,000)
Stock-based employee compensation charges, net of tax of $0	7,984,000		7,984,000
Proceeds from employee stock purchase plan	1,414,000		1,414,000
Hertz Holdings common shares issued to Directors	145,000		145,000
March 31, 2013 at Mar. 31, 2013	$ 2,462,033,000	$ 0	$ 3,519,541,000	$ (1,006,362,000)	$ 51,165,000	$ 19,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income (loss)	$ 26,483	$ (48,241)	$ 275,779	$ 230,049	$ (1,000)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation of revenue earning equipment	571,751	492,053	2,068,378	1,809,609	1,789,903
Depreciation of property and equipment	51,324	44,049	172,582	158,009	154,031
Amortization of other intangible assets	30,499	19,166	84,096	70,039	64,713
Amortization and write-off of deferred financing costs	11,351	16,562	51,835	89,909	70,825
Amortization and write-off of debt discount	(1,375)	1,755	3,987	15,948	20,968
Stock-based compensation charges	7,984	7,515	30,255	31,093	36,560
Gain (loss) on derivatives	(1,456)	(2,956)	4,326	(7,990)	10,810
Loss on revaluation of foreign denominated debt	0	2,498	2,498	(26,641)	0
Provision for losses on doubtful accounts	12,657	6,917	34,144	28,164	19,667
Deferred tax expense	41,191	7,073	135,600	74,400	(19,877)
Gain on sale of property and equipment	(1,017)	(197)	(8,309)	(43,520)	(5,740)
Changes in assets and liabilities, net of effects of acquisition:
Receivables	(33,211)	(57,553)	(157,732)	(79,851)	(3,145)
Inventories, prepaid expenses and other assets	(47,475)	(5,474)	(25,514)	543	(61,871)
Accounts payable	38,289	53,589	49,896	(1,139)	119,054
Accrued liabilities	16,516	(44,912)	(22,513)	(144,088)	(53,457)
Accrued taxes	24,660	5,334	14,331	24,901	10,281
Public liability and property damage	(9,809)	(5,144)	(4,341)	6,592	(3,058)
Net cash provided by operating activities	738,362	492,034	2,748,412	2,258,521	2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	142,642	97,639	(261,605)	(101,766)	160,516
Revenue earning equipment expenditures	(3,252,980)	(2,648,695)	(9,613,239)	(9,454,311)	(8,440,872)
Proceeds from disposal of revenue earning equipment	2,237,878	2,009,336	7,125,096	7,850,442	7,518,446
Property and equipment expenditures	(80,060)	(74,222)	(312,786)	(281,695)	(179,209)
Proceeds from disposal of property and equipment	23,456	47,631	137,694	53,814	38,905
Acquisitions, net of cash acquired	(2,784)	(147,314)	(1,905,168)	(227,081)	(47,571)
Other investing activities	(469)	(140)	(1,779)	586	2,726
Net cash used in investing activities	(932,317)	(715,765)	(4,747,290)	(2,192,902)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,201,582	264,599	2,237,280	3,062,479	2,635,713
Payment of long-term debt	(298,628)	(453,279)	(952,144)	(3,649,300)	(2,954,233)
Short-term borrowings:
Proceeds	128,785	40,650	438,387	460,890	490,490
Payments	(195,326)	(243,276)	(1,280,143)	(1,194,056)	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(31,986)	325,247	1,273,164	(57,329)	1,026,070
Purchase of noncontrolling interest	0	(38,000)	(38,000)	0	0
Proceeds from employee stock purchase plan	1,202	985	4,275	3,577	3,208
Loan with Hertz Global Holdings, Inc.	(929)	(13,553)	(13,220)	(984)	(6,173)
Payment of financing costs	(15,402)	(4,217)	(49,433)	(91,482)	(78,151)
Dividends paid	(467,248)	0	(25,000)	(22,950)	(23,000)
Net cash provided by (used in) financing activities	322,050	(120,844)	1,595,166	(1,512,255)	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	(7,558)	7,953	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	120,537	(336,622)	(397,973)	(1,442,798)	1,388,539
Cash and cash equivalents at beginning of period	533,235	931,208	931,208	2,374,006	985,467
Cash and cash equivalents at end of period	653,772	594,586	533,235	931,208	2,374,006
Cash paid during the period for:
Interest (net of amounts capitalized)	119,098	126,959	535,130	615,730	508,183
Income taxes	5,703	22,433	71,661	49,557	50,688
Supplemental dislcosure fo non-cash flow information [Abstract]
Purchases of revenue earning equipment included in accounts payable and accrued liabilities	443,120	518,231	249,605	153,634	266,354
Sales of revenue earning equipment included in receivables	230,715	299,577	617,267	620,724	504,217
Purchases of property and equipment included in accounts payable	58,701	41,917	34,996	53,263	37,379
Sales of property and equipment included in receivables	$ 13,698	$ 9,299	$ 895	$ 41,809	$ 11,071

Background	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Background
Background
Background
The Hertz Corporation together with its subsidiaries, including Dollar Thrifty Automotive Group, Inc., or "Dollar Thrifty," are referred to herein as ‘‘we,’’ ‘‘our’’ and ‘‘us.’’ The Hertz Corporation is referred to herein as ‘‘Hertz,’’ 100% of Hertz outstanding capital stock is owned by Hertz Investors, Inc. (previously CCMG Corporation), and 100% of Hertz Investors, Inc.'s capital stock is owned by Hertz Holdings (previously known as CCMG Holdings, Inc.).
We are a successor to corporations that have been engaged in the car and truck rental and leasing business since 1918 and the equipment rental business since 1965. Hertz was incorporated in Delaware in 1967. Ford Motor Company acquired an ownership interest in Hertz in 1987. Prior to this, Hertz was a subsidiary of United Continental Holdings, Inc. (formerly Allegis Corporation), which acquired Hertz's outstanding capital stock from RCA Corporation in 1985.
On December 21, 2005, investment funds associated with or designated by:

•	Clayton, Dubilier & Rice, Inc., which was succeeded by Clayton, Dubilier & Rice, LLC, or “CD&R,”

•	The Carlyle Group, or “Carlyle,” and

•	Merrill Lynch & Co., Inc., or "Merrill Lynch,"
or collectively the “Sponsors,” acquired all of our common stock from Ford Holdings LLC. We refer to the acquisition of all of our common stock by the Sponsors as the “Acquisition.”
On November 19, 2012, Hertz completed the acquisition of Dollar Thrifty, a car and truck rental and leasing business. See Note 5—Business Combinations and Divestitures.
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business. See Note 5—Business Combinations and Divestitures.
In December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan as the sole underwriter in the registered public offering of those shares.
In March 2013, the Sponsors sold 60,050,777 shares of their Hertz Holdings common stock to Citigroup Global Markets Inc. and Barclays Capital Inc. as the underwriters in the registered public offering of those shares. In connection with the offering, Hertz Holdings repurchased from the underwriters 23,200,000 of the 60,050,777 shares of common stock sold by the Sponsors.
As a result of Hertz Holdings' initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011, December 2012 and March 2013, the Sponsors reduced their holdings to approximately 12.5% of the outstanding shares of common stock of Hertz Holdings.

Background
The Hertz Corporation together with its subsidiaries are referred to herein as “we,” “our” and “us.” The Hertz Corporation is referred to herein as “Hertz,” 100% of Hertz outstanding capital stock is owned by Hertz Investors, Inc. (previously CCMG Corporation), and 100% of Hertz Investors, Inc.'s capital stock is owned by Hertz Holdings (previously known as CCMG Holdings, Inc.).
We are a successor to corporations that have been engaged in the car and truck rental and leasing business since 1918 and the equipment rental business since 1965. Hertz was incorporated in Delaware in 1967. Ford Motor Company acquired an ownership interest in Hertz in 1987. Prior to this, Hertz was a subsidiary of United Continental Holdings, Inc. (formerly Allegis Corporation), which acquired our outstanding capital stock from RCA Corporation in 1985.
On December 21, 2005, investment funds associated with or designated by:

•	Clayton, Dubilier & Rice, Inc., which was succeeded by Clayton, Dubilier & Rice, LLC, or “CD&R,”

•	The Carlyle Group, or “Carlyle,” and

•	Merrill Lynch & Co., Inc., or "Merrill Lynch,"
or collectively the “Sponsors,” acquired all of our common stock from Ford Holdings LLC. We refer to the acquisition of all of our common stock by the Sponsors as the “Acquisition.”
In January 2009, Bank of America Corporation, or “Bank of America,” acquired Merrill Lynch. Accordingly, Bank of America is now an indirect beneficial owner of Hertz Holdings' common stock held by Merrill Lynch and certain other investment funds and affiliates of Merrill Lynch.
On September 1, 2011, Hertz completed the acquisition of Donlen Corporation, or "Donlen," a leading provider of fleet leasing and management services. See Note 4—Business Combinations and Divestitures.
In December 2011, Hertz purchased the noncontrolling interest of Navigation Solutions, L.L.C., thereby increasing its ownership interest from 65% to 100%.
On November 19, 2012, Hertz completed the acquisition of Dollar Thrifty Automotive Group, Inc., or "Dollar Thrifty," a car and truck rental and leasing business. See Note 4—Business Combinations and Divestitures.
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business. See Note 4—Business Combinations and Divestitures.
In December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan as the sole underwriter in the registered public offering of those shares.
As a result of Hertz Holdings' initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011 and December 2012, the Sponsors reduced their holdings to approximately 26% of the outstanding shares of common stock of Hertz Holdings.

Basis of Presentation and Recently Issued Accounting Pronouncements	3 Months Ended
Mar. 31, 2013
Basis of Presentation and Recently Issued Accounting Pronouncements
Basis of Presentation and Recently Issued Accounting Pronouncements
Basis of Presentation and Recently Issued Accounting Pronouncements
Basis of Presentation
The significant accounting policies summarized in Note 2 to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the United States Securities and Exchange Commission, or "SEC," on March 4, 2013, or the "Form 10-K," have been followed in preparing the accompanying condensed consolidated financial statements.
The December 31, 2012 condensed consolidated balance sheet data was derived from our audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America, or "GAAP."
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
In our opinion, all adjustments necessary for a fair presentation of the results of operations for the interim periods have been made. Results for interim periods are not necessarily indicative of results for a full year.
Certain prior period amounts have been reclassified to conform with current period presentation.
Recently Issued Accounting Pronouncements
In July 2012, the Financial Accounting Standards Board, or "FASB," issued Accounting Standards Update, or "ASU," No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In March 2013, the FASB issued ASU No. 2013-05, “Foreign Currency Matters (Topic 830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity,” or “ASU 2013-05”, which permits an entity to release cumulative translation adjustments into net income when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a business within a foreign entity. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided, or, if a controlling financial interest is no longer held. The revised standard is effective for reporting periods beginning after December 15, 2013. The amendments should be applied prospectively to derecognition events occurring after the effective date. Prior periods should not be adjusted. Early adoption is permitted. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

Cash and Cash Equivalents and Restricted Cash and Cash Equivalents	3 Months Ended
Mar. 31, 2013
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents and Restricted Cash and Cash Equivalents
Cash and Cash Equivalents and Restricted Cash and Cash Equivalents
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our Consolidated Statements of Cash Flows, we net cash flows from revolving borrowings in the line item "Proceeds (payments) under the revolving lines of credit, net."
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or "LKE Program," and to satisfy certain of our self-insurance regulatory reserve requirements. As of March 31, 2013 and December 31, 2012, the portion of total restricted cash and cash equivalents that was associated with our Fleet Debt facilities was $370.5 million and $494.0 million, respectively. The decrease in restricted cash and cash equivalents associated with our fleet debt of $123.5 million from December 31, 2012 to March 31, 2013 was primarily related to the timing of purchases and sales of revenue earning vehicles.

Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2013
Goodwill	$1,287.5	$775.4	$2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	1,241.4	100.5	1,341.9

Goodwill acquired during the period	—	—	—
Adjustments to previously recorded purchase price allocation(a)	9.2	4.6	13.8
Other changes during the period(b)	(2.9)	(0.1)	(3.0)
	6.3	4.5	10.8

Balance as of March 31, 2013
Goodwill	1,293.8	779.9	2,073.7
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,247.7	$105.0	$1,352.7

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(c)	(15.3)	—	(15.3)
Other changes during the year(d)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9
_____________________________________________________

(a)	Consists of adjustments related to purchase accounting and deferred tax during 2013.

(b)	Primarily consists of changes resulting from the translation of foreign currencies at different exchange rates from the beginning of the period to the end of the period.

(c)	Consists of deferred tax adjustments recorded during 2012.

(d)	Primarily consists of changes resulting from disposals and the translation of foreign currencies at different exchange rates from the beginning of the year to the end of the year.

Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	March 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.6	$(451.3)	$243.3
Other(1)	457.4	(46.9)	410.5
Total	1,152.0	(498.2)	653.8
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	18.2	—	18.2
Total	3,348.2	—	3,348.2
Total other intangible assets, net	$4,500.2	$(498.2)	$4,002.0

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1
_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.
Amortization of other intangible assets for the three months ended March 31, 2013 and 2012 was approximately $30.5 million and $19.2 million, respectively. Based on our amortizable intangible assets as of March 31, 2013, we expect amortization expense to be approximately $90.1 million for the remainder of 2013, $116.3 million in 2014, $113.8 million in 2015, $64.9 million in 2016 and $51.8 million in 2017.

Goodwill and Other Intangible Assets
We account for our goodwill and indefinite-lived intangible assets under ASC 350. Under ASC 350, goodwill impairment is deemed to exist if the carrying value of goodwill exceeds its fair value. In addition, ASC 350 requires that goodwill be tested at least annually using a two-step process. The first step is to identify any potential impairment by comparing the carrying value of the reporting unit to its fair value. We estimate the fair value of our reporting units using a discounted cash flow methodology. The cash flows represent management’s most recent planning assumptions. These assumptions are based on a combination of industry outlooks, views on general economic conditions, our expected pricing plans and expected future savings generated by our ongoing restructuring activities. If a potential impairment is identified, the second step is to compare the implied fair value of goodwill with its carrying amount to measure the impairment loss. Those intangible assets considered to have indefinite useful lives, including our trade name, are evaluated for impairment on an annual basis, by comparing the fair value of the intangible assets to their carrying value. In addition, whenever events or changes in circumstances indicate that the carrying value of intangible assets might not be recoverable, we will perform an impairment review. We estimate the fair value of our indefinite lived intangible assets using the relief from royalty method. Intangible assets with finite useful lives are amortized over their respective estimated useful lives and reviewed for impairment in accordance with ASC 360-10, "Impairment and Disposal of Long-Lived Assets."
At October 1, 2012, 2011 and 2010, we performed our annual goodwill impairment test and determined that the respective book values of our reporting units did not exceed their estimated fair values and therefore no impairment existed for the years ended December 31, 2012, 2011 and 2010.
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(a)	(15.3)	—	(15.3)
Other changes during the year(b)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2011
Goodwill	$367.9	$681.7	$1,049.6
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	321.8	6.8	328.6

Goodwill acquired during the year	53.1	12.3	65.4
Adjustments to previously recorded purchase price allocation	(0.9)	(0.1)	(1.0)
Other changes during the year(b)	(0.8)	(0.1)	(0.9)
	51.4	12.1	63.5

Balance as of December 31, 2011
Goodwill	419.3	693.8	1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$373.2	$18.9	$392.1
_______________________________________________________________________________

(a)	Consists of deferred tax adjustments recorded during 2012.

(b)	Primarily consists of changes resulting from disposals and the translation of foreign currencies at different exchange rates from the beginning of the period to the end of the period.
Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(3)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$672.6	$(365.5)	$307.1
Other(2)	74.7	(27.8)	46.9
Total	747.3	(393.3)	354.0
Indefinite-lived intangible assets:
Trade name	2,190.0	—	2,190.0
Other(3)	18.2	—	18.2
Total	2,208.2	—	2,208.2
Total other intangible assets, net	$2,955.5	$(393.3)	$2,562.2

_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)
Other amortizable intangible assets primarily consisted of our Advantage trade name and concession rights, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(3)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.

Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually, or more frequently if events or changes in circumstances indicate the asset may be impaired.
Generally, our trademarks and trade names are expected to generate cash flows indefinitely. Consequently, these assets were classified as indefinite-lived intangibles and accordingly are not amortized but reviewed for impairment annually, or sooner under certain circumstances. Prior to the goodwill testing discussed above, we tested our intangible assets with indefinite lives. The test for impairment requires us to compare the fair value of our indefinite-lived intangible assets to the carrying value of those assets. In situations where the carrying value exceeds the fair value of the intangible asset, an impairment loss equal to the difference is recognized. We estimate the fair value of our indefinite-lived intangible assets using an income approach; specifically, based on discounted cash flows.
December 31, 2012, 2011 and 2010
At October 1, 2012, 2011 and 2010, we performed our annual test of recoverability of indefinite-lived intangible assets. We determined that the respective book values of our indefinite-lived intangible assets did not exceed their estimated fair values and therefore no impairment existed.
Amortization of other intangible assets for the years ended December 31, 2012, 2011 and 2010 was approximately $84.1 million, $70.0 million and $64.7 million, respectively. Based on our amortizable intangible assets as of December 31, 2012, we expect amortization expense to be approximately $120.5 million in 2013, $116.1 million in 2014, $113.7 million in 2015, $64.8 million in 2016 and $51.8 million in 2017.

Business Combinations and Divestitures	3 Months Ended
Mar. 31, 2013
Business Combinations and Divestitures
Business Combination and Divestitures
Business Combinations and Divestitures
Dollar Thrifty Acquisition
On November 19, 2012, Hertz Holdings completed the Dollar Thrifty acquisition pursuant to the terms of the Merger Agreement with Dollar Thrifty and a wholly owned Hertz subsidiary, or "Merger Sub." In accordance with the terms of the Merger Agreement, Merger Sub completed a tender offer in which it purchased a majority of the shares of Dollar Thrifty common stock then outstanding at a price equal to $87.50 per share in cash. Merger Sub subsequently acquired the remaining shares of Dollar Thrifty common stock by means of a short-form merger in which such shares were converted into the right to receive the same $87.50 per share in cash paid in the tender offer. The total purchase price was approximately $2,592.0 million, which comprised of $2,551.0 million of cash, including our use of approximately $404.0 million of cash and cash equivalents available from Dollar Thrifty, and the fair value of our previously held equity interest in Dollar Thrifty of $41.0 million. As a condition of the Merger Agreement, and pursuant to a divestiture agreement reached with the Federal Trade Commission, or "FTC," Hertz divested its Simply Wheelz subsidiary, which owned and operated the Advantage brand, and secured for the buyer of Advantage certain Dollar Thrifty on-airport car rental concessions. Dollar Thrifty is now a wholly-owned subsidiary of Hertz.
The purchase price of Dollar Thrifty was funded with (i) cash proceeds of $1,950.0 million received by Hertz from its issuance of $1,950.0 million in aggregate principal amount of Senior Notes and Term Loans, (ii) approximately $404.0 million of acquired cash and cash equivalents from Dollar Thrifty, and (iii) the balance funded by Hertz's existing cash.
The purchase price was allocated to the estimated fair values of the assets acquired and liabilities assumed on the closing date of November 19, 2012. For the preliminary purchase price allocation refer to Note 4 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
Adjustments to the preliminary purchase price allocation have been made to reflect revised estimates of the fair value of the assets acquired and liabilities assumed at November 19, 2012. The revisions primarily related to valuation of certain contracts and accrued liabilities, and the resulting changes to goodwill. Providing for these adjustments in previous periods would not have a material impact on the reported operating results for the three month period ended December 31, 2012 and therefore such amounts have been recorded in the quarter ended March 31, 2013.
Unaudited pro forma financial information
The following table presents unaudited pro forma financial information as if the acquisition of Dollar Thrifty had occurred on January 1, 2012 for the period presented below (in millions of dollars).

	Revenue	Loss
2012 supplemental pro forma from 1/1/12 - 3/31/12 (combined entity)	$2,257.4	$(33.0)

The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined entity nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Hertz Holdings and Dollar Thrifty, adjusted for increases in amortization expense related to intangible assets acquired, additional interest expense associated with the financing relating to the acquisition, elimination of the results of operations of the Advantage business and locations to be divested where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition, and including an estimated amount of leasing revenue to be earned by Hertz from leasing vehicles to the buyer of Advantage.
Other Acquisitions
During the three months ended March 31, 2013, we re-acquired five domestic car rental locations from our former licensees. These acquisitions are not material to the consolidated amounts presented within our statement of operations for the three months ended March 31, 2013.
Divestitures
Potential Divestiture of Selected Dollar Thrifty Airport Locations
In order to obtain regulatory approval and clearance for the Dollar Thrifty acquisition, Hertz agreed to dispose of Advantage, to secure for the buyer of Advantage certain on-airport car rental concessions and related assets at 13 locations where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition, or the “Initial airport locations.” Additionally, Hertz agreed to secure for the buyer of Advantage or, in certain cases, one or more other FTC-approved buyers, on-airport car rental concessions at 13 additional locations where Dollar Thrifty operated prior to the consummation of the Dollar Thrifty acquisition, or the “Secondary airport locations.” The buyer of Advantage agreed to assume all of the Secondary airport locations. As of March 31, 2013, Hertz completed the sale of several locations among the Initial airport locations and the Secondary airport locations, and had a remaining loss reserve, including estimated support payments of $22.6 million.
Advantage Divestiture
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, or the “Advantage divestiture,” a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business, or “Advantage.” As part of the sale agreement, Hertz agreed to sublease vehicles to the buyer of Advantage for use in continuing the operations of Advantage, for a period no longer than two years from the closing date. As such, Hertz will have significant continuing involvement in the operations of the disposed Advantage business. Therefore, the operating results associated with the Advantage business will continue to be classified as part of our continuing operations in the consolidated statements of operations for all periods presented.

Taxes on Income	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Taxes on Income
Taxes on Income
Taxes on Income
The effective tax rate for the three months ended March 31, 2013 and 2012 was 69.2% and (100.9)%, respectively. The effective tax rate for the full fiscal year 2013 is expected to be approximately 40%. The provision for taxes on income of $59.5 million in the three months ended March 31, 2013 increased from $24.2 million in the three months ended March 31, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized.

Taxes on Income
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

As of December 31, 2012, deferred tax assets of $1,294.3 million were recorded for unutilized U.S. Federal Net Operating Losses, or “NOL,” carry forwards of $3,697.9 million. The total Federal NOL carry forwards are $3,775.0 million of which $77.1 million relate to excess tax deductions associated with stock option plans which have yet to reduce taxes payable. Upon the utilization of these carry forwards, the associated tax benefits of approximately $27.0 million will be recorded to Additional paid-in capital. The Federal NOLs begin to expire in 2025. State NOLs exclusive of the effects of the excess tax deductions, have generated a deferred tax asset of $105.8 million. The state NOLs expire over various years beginning in 2013 depending upon particular jurisdiction.
On January 1, 2009, Bank of America acquired Merrill Lynch. For U.S. income tax purposes the transaction, when combined with other unrelated transactions during the previous 36 months, resulted in a change in control as that term is defined in Section 382 of the Internal Revenue Code. Consequently, utilization of all pre-2009 U.S. net operating losses is subject to an annual limitation. We have calculated the expected annual base limitation as well as additional limitations resulting from a net unrealized built in gain as of the acquisition date and other adjustments. Based on the calculations, the limitation is not expected to result in a loss of net operating losses or have a material adverse impact on taxes.
As of December 31, 2012, deferred tax assets of $248.5 million were recorded for foreign NOL carry forwards of $1,049.0 million. A valuation allowance of $200.6 million at December 31, 2012 was recorded against these deferred tax assets because those assets relate to jurisdictions that have historical losses and the likelihood exists that a portion of the NOL carry forwards may not be utilized in the future.
The foreign NOL carry forwards of $1,049.0 million include $775.5 million which have an indefinite carry forward period and associated deferred tax assets of $170.6 million. The remaining foreign NOLs of $273.5 million are subject to expiration beginning in 2015 and have associated deferred tax assets of $77.9 million.
As of December 31, 2012, deferred tax assets for U.S. Foreign Tax Credit carry forwards were $20.8 million which relate to credits generated as of December 31, 2007. The carry forwards will begin to expire in 2015. A valuation allowance of $13.5 million at December 31, 2012 was recorded against a portion of the U.S. foreign tax credit deferred tax assets in the likelihood that they may not be utilized in the future. A deferred tax asset was also recorded for various state tax credit carry forwards of $3.0 million, which will begin to expire in 2027.
In determining the valuation allowance, an assessment of positive and negative evidence was performed regarding realization of the net deferred tax assets in accordance with ASC 740-10, “Accounting for Income Taxes,” or “ASC 740-10.” This assessment included the evaluation of scheduled reversals of deferred tax liabilities, the availability of carry forwards and estimates of projected future taxable income. Based on the assessment, as of December 31, 2012, total valuation allowances of $226.4 million were recorded against deferred tax assets. Although realization is not assured, we have concluded that it is more likely than not the remaining deferred tax assets of $1,877.4 million will be realized and as such no valuation allowance has been provided on these assets.
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

The effective tax rate for the year ended December 31, 2012 was 45.2% as compared to 38.5% in the year ended December 31, 2011. The provision for taxes on income increased $83.3 million, primarily due to higher income before income taxes, changes in geographic earnings mix, changes in valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and non-deductible compensation payments under Internal Revenue Code Section 280(G) related to the Dollar Thrifty acquisition.
The negative effective tax rate in 2010 is primarily due to a lower loss before income taxes in 2010, valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and differences in foreign tax rates versus the U.S. Federal tax rate and the impact of the France law change in 2010.
As of December 31, 2012, our foreign subsidiaries have $270.3 million of undistributed earnings which would be subject to taxation if repatriated. Deferred tax liabilities have not been recorded for such earnings because it is management's current intention to permanently reinvest undistributed earnings offshore. It is not practicable to estimate the amount of such deferred tax liabilities. If, in the future, undistributed earnings are repatriated to the United States, or it is determined such earnings will be repatriated in the foreseeable future, deferred tax liabilities will be recorded.
As of December 31, 2012, total unrecognized tax benefits were $17.2 million, all of which, if recognized, would favorably impact the effective tax rate in future periods. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

We conduct business globally and, as a result, file one or more income tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2003 to 2012. We are currently under audit by the Internal Revenue Service for tax years 2006 to 2009. Several U.S. state and non-U.S. jurisdictions are under audit.
In many cases the uncertain tax positions are related to tax years that remain subject to examination by the relevant taxing authorities. It is reasonable that approximately $6.8 million of unrecognized tax benefits may reverse within the next twelve months due to settlement with the relevant taxing authorities and/or the filing of amended income tax returns.
Net, after-tax interest and penalties related to the liabilities for unrecognized tax benefits are classified as a component of “Provision for taxes on income” in the consolidated statement of operations. During the years ended December 31, 2012, 2011 and 2010, approximately $0.6 million, $1.9 million and $0.2 million, respectively, in net, after-tax interest and penalties were recognized. As of December 31, 2012 and 2011, approximately $4.2 million and $3.7 million, respectively, of net, after-tax interest and penalties was accrued in our consolidated balance sheet within "Accrued taxes."

Depreciation of Revenue Earning Equipment and Lease Charges	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1
The adjustment of depreciation upon disposal of revenue earning equipment for the three months ended March 31, 2013 and 2012, included net losses of $3.3 million and net gains of $34.9 million, respectively, on the disposal of vehicles used in our car rental operations and gains of $4.6 million and $4.5 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the three months ended March 31, 2013, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $0.7 million and $0.2 million in depreciation expense for the three months ended March 31, 2013 and March 31, 2012, respectively. For the three months ended March 31, 2013, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.1 million in depreciation expense.

Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

The adjustment of depreciation upon disposal of revenue earning equipment for the year ended December 31, 2012, 2011 and 2010, included net gains of $83.2 million and $98.9 million and net loss of $32.9 million, respectively, on the disposal of vehicles used in our car rental operations and net gains of $13.5 million and $13.3 million and net loss of $10.0 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the year ended December 31, 2012, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $130.6 million and $13.8 million and a net increase of $19.1 million in depreciation expense for the years ended December 31, 2012, 2011 and 2010 respectively. The cumulative effect of the reduction in rates was indicative of the strong residual values experienced in the U.S. for the years ended December 31, 2012 and 2011. In 2012, 2011 and 2010, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.5 million, decrease of $4.4 million and increase of $3.6 million in depreciation expense, respectively.

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt
Debt
Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending March 31 (in millions of dollars) are as follows:

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of March 31, 2013, there were outstanding standby letters of credit totaling $669.6 million. Of this amount, $617.6 million was issued under the Senior Credit Facilities. As of March 31, 2013, none of these letters of credit have been drawn upon.
2013 Events
In January 2013, Hertz Vehicle Financing LLC, or "HVF," an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of HVF's Series 2013-1 Rental Car Asset Backed Notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.
In March 2013, Hertz issued $250 million in aggregate principal amount of 4.25% Senior Notes due 2018. The proceeds of this March 2013 offering were used by us to replenish a portion of our liquidity, after having dividended $467.2 million in available liquidity to Hertz Holdings, which Hertz Holdings used to repurchase 23,200,000 shares of its common stock in March 2013.
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.
Registration Rights
Pursuant to the terms of the exchange and registration rights agreement entered into in connection with the issuance of $250 million in aggregate principal amount of the 4.25% Senior Notes due 2018 in March 2013, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by March 2014 or failing to complete the exchange offer by April 2014, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where any such failure has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. We do not believe the special interest obligation is probable, and as such, we have not recorded any amounts with respect to this registration payment arrangement.
Guarantees and Security
In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. There have been no material changes to the guarantees and security provisions of the debt instruments and credit facilities under which our indebtedness as of March 31, 2013 has been issued from the terms as disclosed in our Form 10-K.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of March 31, 2013, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of March 31, 2013, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of March 31, 2013, the Senior Term Facility had approximately $0.1 million available under the letter of credit facility and the Senior ABL Facility had $1,027.2 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which Hertz is the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of March 31, 2013 and December 31, 2012, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities collectively had total assets primarily comprised of loans receivable and revenue earning equipment of $393.4 million and $440.8 million, respectively, and collectively had total liabilities primarily comprised of debt of $392.9 million and $440.3 million, respectively.

Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations, acquisitions and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of December 31, 2012, there were outstanding standby letters of credit totaling $681.4 million. Of this amount, $626.6 million was issued under the Senior Credit Facilities. As of December 31, 2012, none of these letters of credit have been drawn upon.
Acquisition Bridge Financing
In August 2012 in conjunction with signing of the merger agreement with Dollar Thrifty, Hertz obtained $1,950.0 million in financing commitments for use in acquiring Dollar Thrifty. In October 2012 after having secured permanent financing for the Dollar Thrifty acquisition, Hertz terminated these commitments having never drawn upon them.
CORPORATE DEBT
Senior Credit Facilities
Senior Term Facility: In March 2011, Hertz entered into a credit agreement that provides a $1,400.0 million term loan, or as amended, the ‘‘Senior Term Facility.’’ In addition, the Senior Term Facility includes a separate incremental pre-funded synthetic letter of credit facility in an aggregate principal amount of $200.0 million. Subject to the satisfaction of certain conditions and limitations, the Senior Term Facility allows for the incurrence of incremental term and/or revolving loans.
On October 9, 2012, Hertz entered into an Incremental Commitment Amendment to the Senior Term Facility which provided for commitments for the Incremental Term Loans of $750.0 million under the Senior Term Facility. Contemporaneously with the consummation of the Dollar Thrifty acquisition, the Incremental Term Loans were fully drawn and the proceeds therefrom were used to: (i) finance a portion of the consideration in connection with the Dollar Thrifty acquisition, (ii) pay off obligations of Dollar Thrifty and its subsidiaries in connection with the Dollar Thrifty acquisition and (iii) pay fees and other transaction expenses in connection with the Dollar Thrifty acquisition and the related financing transactions.
The Incremental Term Loans are secured by the same collateral and guaranteed by the same guarantors as the previously existing term loans under the Senior Term Facility. The Incremental Term Loans will, like the previously existing term loans under the Senior Term Facility, mature on March 11, 2018 and the interest rate per annum applicable thereto will be the same as such previously existing term loans. The other terms of the Incremental Term Loans are also generally the same.
Senior ABL Facility: In March 2011, Hertz, HERC, and certain other of our subsidiaries entered into a credit agreement that provides for aggregate maximum borrowings of $1,800.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility. We refer to this facility, as amended, from time to time, as the “Senior ABL Facility.” Up to $1,500.0 million of the Senior ABL Facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation. Subject to the satisfaction of certain conditions and limitations, the Senior ABL Facility allows for the addition of incremental revolving and/or term loan commitments. In addition, the Senior ABL Facility permits Hertz to increase the amount of commitments under the Senior ABL Facility with the consent of each lender providing an additional commitment, subject to satisfaction of certain conditions.
We refer to the Senior Term Facility and the Senior ABL Facility together as the “Senior Credit Facilities.” Hertz's obligations under the Senior Credit Facilities are guaranteed by its immediate parent (Hertz Investors, Inc.) and most of its direct and indirect domestic subsidiaries (subject to certain exceptions, including Hertz International Limited, which ultimately owns entities carrying on most of our international operations, and subsidiaries involved in the HVF U.S. Asset-Backed Securities, or "ABS," Program, the Donlen ABS Program and, the RCFC U.S. ABS Program). In addition, the obligations of the “Canadian borrowers” under the Senior ABL Facility are guaranteed by their respective subsidiaries, subject to certain exceptions.
The lenders under the Senior Credit Facilities have been granted a security interest in substantially all of the tangible and intangible assets of the borrowers and guarantors under those facilities, including pledges of the stock of certain of their respective domestic subsidiaries (subject, in each case, to certain exceptions, including certain vehicles). Each of the Senior Credit Facilities permits the incurrence of future indebtedness secured on a basis either equal to or subordinated to the liens securing the applicable Senior Credit Facility or on an unsecured basis.
We refer to Hertz and its subsidiaries as the Hertz credit group. The Senior Credit Facilities contain a number of covenants that, among other things, limit or restrict the ability of the Hertz credit group to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make dividends and other restricted payments (including to the parent entities of Hertz and other persons), create liens, make investments, make acquisitions, engage in mergers, change the nature of their business, engage in certain transactions with affiliates that are not within the Hertz credit group or enter into certain restrictive agreements limiting the ability to pledge assets.
Under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Covenants in the Senior Term Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, with certain exceptions, including: (i) in an aggregate amount not to exceed 1.0% of the greater of a specified minimum amount and the consolidated tangible assets of the Hertz credit group (which payments are deducted in determining the amount available as described in the next clause (ii)), (ii) in additional amounts up to a specified available amount determined by reference to, among other things, an amount set forth in the Senior Term Facility plus 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available (less certain investments) and (iii) in additional amounts not to exceed the amount of certain equity contributions made to Hertz.
Covenants in the Senior ABL Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, except in an aggregate amount, taken together with certain investments, acquisitions and optional prepayments, not to exceed $200 million. Hertz may also pay additional cash dividends under the Senior ABL Facility so long as, among other things, (a) no specified default then exists or would arise as a result of making such dividends, (b) there is at least $200 million of liquidity under the Senior ABL Facility after giving effect to the proposed dividend, and (c) either (i) if such liquidity is less than $400 million immediately after giving effect to the making of such dividends, Hertz is in compliance with a specified fixed charge coverage ratio, or (ii) the amount of the proposed dividend does not exceed the sum of (x) 1.0% of tangible assets plus (y) a specified available amount determined by reference to, among other things, 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available plus (z) a specified amount of certain equity contributions made to Hertz.
In November 2012, we amended the Senior ABL Facility to deem letters of credit issued under Dollar Thrifty's now-terminated senior revolving credit facility to have been issued under the Senior ABL Facility.
Senior Notes
In March 2012, Hertz issued an additional $250.0 million aggregate principal of the 6.75% Senior Notes due 2019. The proceeds of this March 2012 offering were used in March 2012 in part to redeem $162.3 million principal amount of Hertz's outstanding 8.875% Senior Notes due 2014 which resulted in the write-off of unamortized debt costs of $1.2 million recorded in "Interest expense" on our consolidated statement of operations. The remainder of the proceeds of this March 2012 offering, along with cash on hand or drawings under the Senior ABL Facility were used to redeem €213.5 million ($286.0 million) of Hertz's outstanding 7.875% Senior Notes due 2014, which resulted in the write-off of unamortized debt costs of $2.0 million recorded in "Interest expense" on our consolidated statement of operations.
In October 2012, HDTFS, Inc., a newly-formed, wholly-owned subsidiary of Hertz issued and sold $700.0 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500.0 million aggregate principal amount of 6.250% Senior Notes due 2022 in a private offering. The gross proceeds of the offering were held in an escrow account until the date of the completion of the acquisition of Dollar Thrifty, at which time the gross proceeds of the offering were released from escrow and HDTFS, Inc. was merged into Hertz.
Hertz's obligations under the indentures for the Senior Notes are guaranteed by each of its direct and indirect domestic subsidiaries that is a guarantor under the Senior Term Facility. The guarantees of all of the Subsidiary Guarantors may be released to the extent such subsidiaries no longer guarantee our Senior Credit Facilities in the United States. HERC may also be released from its guarantee under the outstanding Senior Notes at any time at which no event of default under the related indenture has occurred and is continuing, notwithstanding that HERC may remain a subsidiary of Hertz.
The indentures for the Senior Notes contain covenants that, among other things, limit or restrict the ability of the Hertz credit group to incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make certain restricted payments (including paying dividends, redeeming stock or making other distributions to parent entities of Hertz and other persons outside of the Hertz credit group), make investments, create liens, transfer or sell assets, merge or consolidate, and enter into certain transactions with Hertz's affiliates that are not members of the Hertz credit group.
The covenants in the indentures for the Senior Notes also restrict Hertz and other members of the Hertz credit group from redeeming stock or making loans, advances, dividends, distributions or other restricted payments to any entity that is not a member of the Hertz credit group, including Hertz Holdings, subject to certain exceptions.
Promissory Notes
References to our “Promissory Notes” relate to our promissory notes issued under three separate indentures prior to the Acquisition.
FLEET DEBT
The governing documents of certain of the fleet debt financing arrangements specified below contain covenants that, among other things, significantly limit or restrict (or upon certain circumstances may significantly restrict or prohibit) the ability of the borrowers, and the guarantors if applicable, to make certain restricted payments (including paying dividends, redeeming stock, making other distributions, loans or advances) to Hertz Holdings and Hertz, whether directly or indirectly.
HVF U.S. ABS Program
Hertz Vehicle Financing LLC, an insolvency remote, direct, wholly‑owned, special purpose subsidiary of Hertz, or “HVF,” is the issuer under the HVF U.S. ABS Program. HVF has entered into a base indenture that permits it to issue term and revolving rental car asset‑backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Hertz's (and through fleet sharing arrangements, a portion of the fleet used in Dollar Thrifty's) domestic car rental operations and contractual rights related to such vehicles.
References to the “HVF U.S. ABS Program” include HVF's U.S. Fleet Variable Funding Notes together with HVF's U.S. Fleet Medium Term Notes.
HVF U.S. Fleet Variable Funding Notes
References to the “HVF U.S. Fleet Variable Funding Notes” include HVF's Series 2009-1 Variable Funding Rental Car Asset Backed Notes, as amended, or the “Series 2009-1 Notes,” Series 2010-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2010-2 Notes,” and Series 2011-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2011-2 Notes,” collectively. As of December 31, 2012, the only U.S. Fleet Variable Funding Notes committed or outstanding were the Series 2009-1 Notes, which, as of December 31, 2012, permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability) on a revolving basis under an asset‑backed variable funding note facility.
In April 2012, HVF paid the HVF Series 2011-2 notes in full and terminated the related asset-backed variable funding note facility.
In May 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,188.0 million (subject to borrowing base availability).
In October 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,238.8 million (subject to borrowing base availability) and extend the expected final maturity by one year to March 2014.
In December 2012, HVF paid the HVF Series 2010-2 Notes in full and terminated the related asset-backed variable funding note facility. At the same time, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability).
HVF U.S. Fleet Medium Term Notes
References to the “HVF U.S. Fleet Medium Term Notes” include HVF's Series 2009-2 Notes, Series 2010-1 Notes and Series 2011-1 Notes, collectively.
Series 2009-2 Notes: In October 2009, HVF issued the Series 2009-2 Rental Car Asset Back Notes, Class A, or the “HVF Series 2009-2 Class A Notes,” in an aggregate original principal amount of $1.2 billion. In June 2010, HVF issued the Subordinated Series 2009-2 Rental Car Asset Backed Notes, Class B, or the “HVF Series 2009-2 Class B Notes,” and together with the Series 2009-2 Class A, or the “HVF Series 2009-2 Notes,” in an aggregate original principal amount of $184.3 million.
Series 2010-1 Notes: In July 2010, HVF issued the Series 2010-1 Rental Car Asset Backed Notes, or the “HVF Series 2010-1 Notes,” in an aggregate original principal amount of $749.8 million.
Series 2011-1 Notes: In June 2011, HVF issued the Series 2011-1 Rental Car Asset Backed Notes, or the “HVF Series 2011-1 Notes,” in an aggregate original principal amount of $598.0 million.
See Note 18—Subsequent Events.
RCFC U.S. ABS Program
Rental Car Finance Corporation, or “RCFC,” became an insolvency remote, indirect, wholly‑owned, special purpose subsidiary of Hertz when Hertz acquired Dollar Thrifty. RCFC is the issuer under the RCFC U.S. ABS Program. RCFC has entered into a base indenture that permits it to issue term and revolving rental car asset-backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Dollar Thrifty's (and through fleet sharing arrangements, a portion of the fleet used in Hertz's) domestic car rental operations and contractual rights related to such vehicles.
References to the “RCFC U.S. ABS Program” include RCFC's U.S. Fleet Variable Funding Notes together with RCFC's U.S. Fleet Medium Term Notes.
RCFC U.S. Fleet Variable Funding Notes
References to the “RCFC U.S. Fleet Variable Funding Notes” are to the RCFC Series 2010-3 Variable Funding Rental Car Asset Backed Notes, as amended, or the “RCFC Series 2010-3 Notes,” which, as of December 31, 2012, permit aggregate maximum borrowings of $600.0 million (subject to borrowing base availability) on a revolving basis under an asset-backed variable funding note facility.
RCFC U.S. Fleet Medium Term Notes
References to the “RCFC U.S. Fleet Medium Term Notes” include RCFC's Series 2011-1 Notes and RCFC's Series 2011-2 Notes, collectively.
Series 2011-1 Notes: In July 2011, RCFC issued the Series 2011-1 Rental Car Asset Backed Notes, or the “RCFC Series 2011-1 Notes,” in an aggregate original principal amount of $500.0 million.
Series 2011-2 Notes: In October 2011, RCFC issued the Series 2011-2 Rental Car Asset Backed Notes, or the “RCFC Series 2011-2 Notes,” in an aggregate original principal amount of $400.0 million.
Donlen ABS Program
Donlen GN II Variable Funding Notes
On September 1, 2011, in connection with our acquisition of Donlen, Donlen's GN II Variable Funding Notes, or the "GN II VFN," remained outstanding and lender commitments thereunder were increased to permit aggregate maximum borrowings of $850.0 million (subject to borrowing base availability).
In February 2012, Hertz's indirect, wholly-owned subsidiary GN Funding II L.L.C., or “GN II,” amended the GN II VFN to permit aggregate maximum borrowings of $900.0 million (subject to borrowing base availability).
In July 2012, GN II amended the GN II VFN to extend the expected maturity to December 2012 and to permit aggregate maximum borrowings of $1,000.0 million (subject to borrowing base availability).
In October 2012, GN II amended the GN II VFN to extend the expected final maturity to December 2013.
Fleet Debt-Other
U.S. Fleet Financing Facility
In September 2006, Hertz and Puerto Ricancars, Inc., a Puerto Rican corporation and wholly‑owned indirect subsidiary of Hertz, or “PR Cars,” entered into a credit agreement that provides for aggregate maximum borrowings of $165.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “U.S. Fleet Financing Facility.” The U.S. Fleet Financing Facility is the primary fleet financing for our car rental operations in Hawaii, Kansas, Puerto Rico and the U.S. Virgin Islands.
The obligations of each of Hertz and PR Cars under the U.S. Fleet Financing Facility are guaranteed by certain of Hertz's direct and indirect domestic subsidiaries. In addition, the obligations of PR Cars under the U.S. Fleet Financing Facility are guaranteed by Hertz. The lenders under the U.S. Fleet Financing Facility have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Hawaii, Puerto Rico and the U.S. Virgin Islands and certain contractual rights related to rental vehicles in Kansas, Hawaii, Puerto Rico and the U.S. Virgin Islands.
In September 2011, we extended the maturity of our U.S. Fleet Financing Facility to September 2015 and increased the facility size to $190.0 million. In connection with the extension, we made a number of modifications to the financing arrangement including decreasing the advance rate and increasing pricing.
European Revolving Credit Facility and European Fleet Notes
In June 2010, Hertz Holdings Netherlands B.V., an indirect wholly‑owned subsidiary of Hertz organized under the laws of The Netherlands, or “HHN BV,” entered into a credit agreement that provides for aggregate maximum borrowings of €220.0 million (the equivalent of $291.2 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “European Revolving Credit Facility,” and issued the 8.50% Senior Secured Notes due July 2015, or the “European Fleet Notes,” in an aggregate original principal amount of €400.0 million (the equivalent of $529.4 million as of December 31, 2012). References to the “European Fleet Debt” include HHN BV's European Revolving Credit Facility and the European Fleet Notes, collectively.
The European Fleet Debt is the primary fleet financing for our car rental operations in Germany, Italy, Spain, Belgium, New Zealand and Luxembourg, and can be expanded to provide fleet financing in Australia, Canada, France, The Netherlands, Switzerland, and the United Kingdom.
The obligations of HHN BV under the European Fleet Debt are guaranteed by Hertz and certain of Hertz's domestic and foreign subsidiaries.
The agreements governing the European Revolving Credit Facility and the indenture governing the European Fleet Notes contain covenants that apply to the Hertz credit group similar to those for the Senior Notes. In addition, the agreements and indenture contain a combination of security arrangements, springing covenants and “no liens” covenants intended to give the lenders under the European Fleet Debt enhanced recourse to certain assets of HHN BV and certain foreign subsidiaries of Hertz. The terms of the European Fleet Debt permit HHN BV to incur additional indebtedness that would be pari passu with either the European Revolving Credit Facility or the European Fleet Notes.
In June 2012, HHN BV amended the European Revolving Credit Facility to extend the maturity date from June 2013 to June 2015.
European Securitization
In July 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of €400.0 million (the equivalent of $529.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “European Securitization.” The European Securitization is the primary fleet financing for our car rental operations in France and The Netherlands. The lenders under the European Securitization have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in France and The Netherlands and certain contractual rights related to such vehicles.
In August 2011, certain foreign subsidiaries extended the expected maturity of our European Securitization Facility to July 2013. In connection with the extension, International Fleet Financing No. 2 B.V. made a number of modifications to the financing arrangement including increasing the advance rate and decreasing pricing.
In July 2012, International Fleet Financing No. 2 B.V. amended the European Securitization to extend the maturity from July 2013 to July 2014.
Hertz-Sponsored Canadian Securitization
In May 2007, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of CAD$225.0 million (the equivalent of $226.1 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or as amended, the “Canadian Securitization.” The Canadian Securitization is the primary fleet financing for our car rental operations in Canada. The lender under the Canadian Securitization has been granted an indirect security interest primarily in the owned rental car fleet used in our car rental operations in Canada and certain contractual rights related to such vehicles as well as certain other assets owned by entities connected to the financing.
In November 2011, Hertz's indirect wholly owned subsidiary HC Limited Partnership extended the maturity of the Canadian Securitization to January 2012 and reduced the facility size to CAD$200.0 million (equivalent to $201.0 million as of December 31, 2012). In connection with the extension, HC Limited Partnership made a number of modifications to the financing arrangement including decreasing the pricing.
In January 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from January 2012 to March 2012. In March 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from March 2012 to May 2012. In the second quarter of 2012, the maturity date was extended to June 2013.
Dollar Thrifty-Sponsored Canadian Securitization
In March 2012 certain foreign subsidiaries of Dollar Thrifty entered into a trust indenture that permits the issuance of term and revolving rental car asset-backed securities, the collateral for which consists primarily of the rental car fleet used in Dollar Thrifty’s Canadian car rental operations and contractual rights related to such vehicles. These subsidiaries became indirect wholly-owned subsidiaries of Hertz when Hertz acquired Dollar Thrifty.
In March 2012 these subsidiaries issued asset-backed variable funding notes that provide for aggregate maximum borrowings of CAD$150.0 million (the equivalent of $150.7 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis, or the “Dollar Thrifty-Sponsored Canadian Securitization.” The expected final maturity of the Dollar Thrifty-Sponsored Canadian Securitization is August 2014.
Australian Securitization
In November 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of A$250.0 million (the equivalent of $259.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “Australian Securitization.” The Australian Securitization is the primary fleet financing for Hertz's car rental operations in Australia. The lender under the Australian Securitization has been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Australia and certain contractual rights related to such vehicles. In connection with the issuance of the Australian Securitization, an interest rate cap was purchased by a subsidiary, HA Fleet Pty Limited. Concurrently, Hertz sold an offsetting interest rate cap, thereby neutralizing the hedge on a consolidated basis and reducing the net cost of the hedge.
In October 2012, Hertz's indirect, wholly-owned subsidiary HA Fleet Pty Limited amended the Australian Securitization to extend the expected maturity date thereunder to December 2014 in connection with this transaction both HA Fleet Pty Limited and Hertz amended the existing interest rate caps, modifying and extending the amortization schedule to the new maturity date of the securitization.
See Note 14—Financial Instruments.
Brazilian Fleet Financing Facility
As of December 31, 2012, our Brazilian operating subsidiary is party to certain local financing arrangements, which are collateralized by certain of its assets, which we refer to as the "Brazilian Fleet Financing Facility."
In June 2012, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from June 2012 to February 2013.
See Note 18—Subsequent Events.
Capitalized Leases
References to the “Capitalized Leases” include the capitalized lease financings outstanding in the United Kingdom, or the “U.K. Leveraged Financing,” Australia, The Netherlands and the United States. The amount available under the U.K. Leveraged Financing, which is the largest portion of the Capitalized Leases, as of December 31, 2012 was £195 million (the equivalent of $314.0 million as of December 31, 2012).
Restricted Net Assets
As a result of the contractual restrictions on Hertz's or its subsidiaries' ability to pay dividends (directly or indirectly) under various terms of our debt, as of December 31, 2012, the restricted net assets of our subsidiaries exceeded 25% of our total consolidated net assets.
Registration Rights
Hertz entered into exchange and registration rights agreements entered into in connection with (i) the issuance of $250 million in aggregate principal amount of the 6.75% Senior Notes due 2019 in March 2012, and (ii) the release from escrow of the proceeds of $700 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500 million aggregate principal amount of 6.250% Senior Notes due 2022. Pursuant to the terms of these agreements, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by the date that is 365 days after the respective date of the exchange and registration rights agreement or failing to complete the exchange offer by the date that is 395 days after the date of the exchange and registration rights agreement, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where a default has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. A registration statement on Form S-4 covering the exchange of such notes was declared effective by the SEC on February 1, 2013 and the exchange offer is scheduled to be completed on March 6, 2013, so we do not believe the special interest obligation is probable, and as such, we have not recorded any amounts for special interest with respect to these notes.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of December 31, 2012, the Senior Term Facility had approximately $8.0 million available under the letter of credit facility and the Senior ABL Facility had $1,010.4 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which we are the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of December 31, 2012 and December 31, 2011, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities had total assets primarily comprised of loans receivable and revenue earning equipment of $440.8 million and $456.3 million, respectively, and total liabilities primarily comprised of debt of $440.3 million and $455.8 million, respectively.
Accrued Interest
As of December 31, 2012 and 2011, accrued interest was $86.4 million and $85.7 million, respectively, which is reflected in our consolidated balance sheet in “Other accrued liabilities.”
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.

Employee Retirement Benefits	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Employee Retirement Benefits
Employee Retirement Benefits
Employee Retirement Benefits
The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits				Postretirement Benefits (U.S.)
	U.S.		Non-U.S.
	Three Months Ended March 31,
	2013	2012	2013	2012	2013	2012
Components of Net Periodic
Benefit Cost:
Service cost	$7.3	$6.3	$0.6	$0.3	$0.1	$0.1
Interest cost	6.7	6.5	2.3	2.3	0.2	0.2
Expected return on plan assets	(7.5)	(7.3)	(3.1)	(3.0)	—	—
Net amortizations	4.3	2.8	0.1	—	—	—
Net pension /
postretirement expense	$10.8	$8.3	$(0.1)	$(0.4)	$0.3	$0.3

Our policy for funded plans is to contribute annually, at a minimum, amounts required by applicable laws, regulations and union agreements. From time to time we make contributions beyond those legally required. For the three months ended March 31, 2013, we contributed $3.7 million to our worldwide pension plans, including discretionary contributions of $3.0 million to our United Kingdom, or "U.K.," defined benefit pension plan and benefit payments made through unfunded plans. For the three months ended March 31, 2012, we contributed $20.3 million to our worldwide pension plans, including discretionary contributions of $3.2 million to our U.K. defined benefit pension plan and benefit payments made through unfunded plans. The level of future contributions will vary, and is dependent on a number of factors including investment returns, interest rate fluctuations, plan demographics, funding regulations and the results of the final actuarial valuation.
We also sponsor postretirement health care and life insurance benefits for a limited number of employees with hire dates prior to January 1, 1990. The postretirement health care plan is contributory with participants' contributions adjusted annually. An unfunded liability is recorded. We also have a key officer postretirement car benefit plan that provides the use of a vehicle from our fleet and insurance for the participants' benefit for retired Executive Vice Presidents and above who have a minimum of 20 years of service and who retire at age 58 or above. The assigned car benefit is available for 15 years post-retirement or until the participant reaches the age of 80, whichever occurs last.
We participate in various "multiemployer" pension plans. In the event that we withdraw from participation in one of these plans, then applicable law could require us to make an additional lump-sum contribution to the plan, and we would have to reflect that as an expense in our consolidated statement of operations and as a liability on our condensed consolidated balance sheet. Our withdrawal liability for any multiemployer plan would depend on the extent of the plan's funding of vested benefits. At least one multiemployer plan in which we participate is reported to have, and other of our multiemployer plans could have, significant underfunded liabilities. Such underfunding may increase in the event other employers become insolvent or withdraw from the applicable plan or upon the inability or failure of withdrawing employers to pay their withdrawal liability. In addition, such underfunding may increase as a result of lower than expected returns on pension fund assets or other funding deficiencies. The occurrence of any of these events could have a material adverse effect on our consolidated financial position, results of operations or cash flows.
During 2012, Hertz completely withdrew employees from an existing multi-employer pension plan with the Central States Pension Fund, or the "Pension Fund," and entered into a new agreement with the Pension Fund. In connection with the complete withdrawal from the Pension Fund, Hertz was subject to a withdrawal liability of approximately $23.2 million, which was paid in December 2012.

Employee Retirement Benefits
Qualified U.S. employees, after completion of specified periods of service, are eligible to participate in The Hertz Corporation Account Balance Defined Benefit Pension Plan, or the “Hertz Retirement Plan,” a cash balance plan. Under this qualified Hertz Retirement Plan, we pay the entire cost and employees are not required to contribute.
Most of our international subsidiaries have defined benefit retirement plans or participate in various insured or multiemployer plans. In certain countries, when the subsidiaries make the required funding payments, they have no further obligations under such plans.
Company plans are generally funded, except for certain nonqualified U.S. defined benefit plans and in Germany and France, where unfunded liabilities are recorded.
We sponsor defined contribution plans for certain eligible U.S. and non-U.S. employees. We match contributions of participating employees on the basis specified in the plans.
An amendment to the Hertz Corporation Account Balance Defined Benefit Plan took effect on January 1, 2012. A fixed interest rate of 3% will be applied to cash balance credits in 2012 and later years. Previously, it was the rate published by the Pension Benefit Guarantee Corporation, or “PGBC,” for the December prior to the year the credit was earned. Also effective January 1, 2012, service credit rates for each employee will be determined on the first day of the year.
We sponsored a defined benefit pension plan in the U.K. On June 30, 2011, we approved an agreement with the trustees of that plan to cease all future benefit accruals to existing members and to close the plan to new members. Effective July 1, 2011, we introduced a defined contribution plan with company matching contributions to replace the defined benefit pension plan. The company matching contributions are generally 100% of the employee contributions, up to 8% of pay, except that former members of the defined benefit plan receive an enhanced match for five years. This will result in lower contributions this year into the defined benefit plan, which will be offset by matching contributions to the new defined contribution plan. In the year ended December 31, 2011, we recognized a gain of $13.1 million for the U.K. plan that represented unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily related to inactive employees.
We also sponsor postretirement health care and life insurance benefits for a limited number of employees with hire dates prior to January 1, 1990. The postretirement health care plan is contributory with participants' contributions adjusted annually. An unfunded liability is recorded. We also have a key officer postretirement car benefit plan that provides the use of a vehicle for retired Senior Vice Presidents and above who have a minimum of 20 years of service and who retired at age 58 or above.
We use a December 31 measurement date for all of our plans.
The following tables set forth the funded status and the net periodic pension cost of the Hertz Retirement Plan, other postretirement benefit plans (including health care and life insurance plans covering domestic (“U.S.”) employees and the retirement plans for international operations (“Non-U.S.”), together with amounts included in our consolidated balance sheets and statements of operations (in millions of dollars):

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Change in Benefit Obligation
Benefit obligation at January 1	$606.4	$549.7	$190.8	$201.5	$18.2	$19.0
Service cost	24.8	26.2	1.9	4.0	0.2	0.2
Interest cost	28.2	27.5	9.7	11.0	0.8	0.9
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan amendments	—	(10.2)	—	—	—	—
Plan curtailments	—	—	—	(5.9)	—	—
Plan settlements	(5.4)	(7.4)	—	0.1	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	7.7	(1.0)	—	—
Actuarial loss (gain)	54.8	39.0	9.4	(15.1)	1.2	(0.6)
Plan combination	—	—	10.4	—	—	—
Other	—	—	(0.1)	(0.5)	—	—
Benefit obligation at December 31	$678.9	$606.4	$224.4	$190.8	$19.0	$18.2
Change in Plan Assets
Fair value of plan assets at January 1	$423.2	$365.9	$157.0	$152.8	$—	$—
Actual return on plan assets	64.2	15.3	15.6	(7.6)	—	—
Company contributions	46.3	67.8	4.7	16.0	1.4	1.3
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan settlements	(5.4)	(7.4)	—	—	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	6.5	(0.7)	—	—
Other	—	—	(0.1)	(0.2)	—	—
Fair value of plan assets at December 31	$498.4	$423.2	$178.3	$157.0	$—	$—
Funded Status of the Plan
Plan assets less than benefit obligation	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Amounts recognized in balance sheet:
Liabilities	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Prior service credit (cost)	$9.1	$10.1	$—	$—	$—	$—
Net gain (loss)	(167.6)	(160.3)	(17.5)	(10.7)	(2.3)	(1.2)
Accumulated other comprehensive loss	(158.5)	(150.2)	(17.5)	(10.7)	(2.3)	(1.2)
Unfunded accrued pension or postretirement benefit	(22.0)	(33.0)	(28.6)	(23.1)	(16.7)	(17.0)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Total recognized in other comprehensive (income) loss	$8.3	$34.5	$6.8	$12.2	$1.1	$(0.7)
Total recognized in net periodic benefit cost and other comprehensive (income) loss	$43.5	$67.1	$6.1	$0.9	$2.1	$0.5
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)	$(16.0)	$(11.1)	$(0.4)	$0.1	$(0.1)	$(0.1)
Accumulated Benefit Obligation at December 31	$619.2	$537.0	$216.8	$187.6	N/A	N/A
Weighted‑average assumptions as of December 31
Discount rate	4.0%	4.7%	4.3%	4.8%	3.6%	4.4%
Expected return on assets	7.6%	8.0%	7.4%	7.4%	N/A	N/A
Average rate of increase in compensation	4.6%	4.6%	2.0%	2.1%	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	7.8%	8.1%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	17	18

The discount rate used to determine the December 31, 2012 benefit obligations for U.S. pension plans is based on the rate from the Mercer Pension Discount Curve-Above Mean Yield that is appropriate for the duration of our plan liabilities. For our plans outside the U.S., the discount rate reflects the market rates for an optimized subset of high-quality corporate bonds currently available. The discount rate in a country was determined based on a yield curve constructed from high quality corporate bonds in that country. The rate selected from the yield curve has a duration that matches our plan.
The expected return on plan assets for each funded plan is based on expected future investment returns considering the target investment mix of plan assets.
The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits						Postretirement Benefits (U.S.)
	U.S.			Non-U.S.
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
Components of Net Periodic Benefit Cost:
Service cost	$24.8	$26.2	$24.0	$1.9	$4.0	$5.2	$0.2	$0.2	$0.3
Interest cost	28.2	27.5	26.1	9.7	11.0	9.7	0.8	0.9	0.9
Expected return on plan assets	(31.5)	(30.5)	(26.6)	(12.1)	(12.8)	(10.0)	—	—	—
Net amortizations	11.8	7.2	4.6	(0.1)	(0.7)	(1.0)	—	0.1	—
Settlement loss	2.0	2.2	0.4	—	—	—	—	—	—
Curtailment gain	—	—	—	—	(12.9)	(0.2)	—	—	—
Special termination cost	—	—	—	—	0.1	—	—	—	—
Net pension and postretirement expense	$35.3	$32.6	$28.5	$(0.6)	$(11.3)	$3.7	$1.0	$1.2	$1.2

Weighted‑average discount rate for expense (January 1)	4.71%	5.12%	5.42%	4.78%	5.36%	5.71%	4.4%	4.9%	5.4%
Weighted‑average assumed long-term rate of return on assets (January 1)	8.00%	8.40%	8.50%	7.44%	7.46%	7.46%	N/A	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	8.1%	8.4%	8.7%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	4.5%	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	N/A	N/A	17	18	19

The balance in “Accumulated other comprehensive loss” at December 31, 2012 and 2011 relating to pension benefits was $109.8 million and $99.6 million, respectively.
Changing the assumed health care cost trend rates by one percentage point is estimated to have the following effects (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	—	—
Effect on postretirement benefit obligation	$0.5	$(0.4)

The provisions charged to income for the years ended December 31, 2012, 2011 and 2010 for all other pension plans were approximately $8.9 million, $8.0 million and $8.8 million, respectively.
The provisions charged to income for the years ended December 31, 2012, 2011 and 2010 for the defined contribution plans were approximately $18.6 million, $18.0 million and $14.8 million, respectively.
Plan Assets
We have a long-term investment outlook for the assets held in our Company sponsored plans, which is consistent with the long-term nature of each plan's respective liabilities. We have two major plans which reside in the U.S. and the U.K.
The U.S. Plan, or the “Plan,” currently has a target asset allocation of 65% equity and 35% fixed income. The equity portion of the Plan is invested in one passively managed S&P 500 index fund, one passively managed U.S. small/midcap fund and one actively managed international portfolio. The fixed income portion of the Plan is actively managed by a professional investment manager and is benchmarked to the Barclays Long Govt/Credit Index. The Plan assumes an 7.6% rate of return on assets, which represents the expected long-term annual weighted‑average return for the Plan in total.
The U.K. Plan currently invests in a professionally managed Balanced Consensus Index Fund, which has the investment objective of achieving a total return relatively equal to its benchmark. The benchmark is based upon the average asset weightings of a broad universe of U.K. pension funds invested in pooled investment vehicles and each of their relevant indices. The asset allocation as of December 31, 2012, was 79% equity, 9% fixed income and 12% cash and cash equivalents. The U.K. Plan currently assumes a rate of return on assets of 7.5%, which represents the expected long-term annual weighted‑average return.
The fair value measurements of our U.S. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$8.3	$11.6
Equity Securities:
U.S. Large Cap	135.9	119.3
U.S. Mid Cap	42.0	34.9
U.S. Small Cap	31.6	27.5
International Large Cap	109.3	89.0
Fixed Income Securities:
U.S. Treasuries	67.5	53.2
Corporate Bonds	83.8	68.7
Government Bonds	4.4	4.1
Municipal Bonds	9.1	9.5
Real Estate (REITs)	6.5	5.4
Total fair value of pension plan assets	$498.4	$423.2

Our U.K. Plan accounts for most of the $178.3 million in fair value of Non-U.S. plan assets. The fair value measurements of our U.K. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$12.9	$11.6
U.K. Equities	66.1	57.6
Overseas Equities	67.1	60.5
U.K. Conventional Gilts	6.5	6.6
Corporate Bonds	5.3	5.0
Global Treasury Bonds	9.3	6.5
Index‑Linked Gilts‑Stocks	1.8	1.4
Total fair value of pension plan assets	$169.0	$149.2

Contributions
Our policy for funded plans is to contribute annually, at a minimum, amounts required by applicable laws, regulations and union agreements. From time to time we make contributions beyond those legally required. In 2012, we made discretionary cash contributions to our U.S. qualified pension plan of $38.4 million. In 2011, we made discretionary cash contributions to our U.S. qualified pension plan of $58.9 million. We expect to contribute between $20.0 million and $30.0 million to our U.S. plan during 2013. The level of 2013 and future contributions will vary, and is dependent on a number of factors including investment returns, interest rate fluctuations, plan demographics, funding regulations and the results of the final actuarial valuation.
Estimated Future Benefit Payments
The following table presents estimated future benefit payments (in millions of dollars):

	Pension Benefits	Postretirement Benefits (U.S.)
2013	$31.1	$1.3
2014	34.4	1.4
2015	40.6	1.5
2016	44.3	1.4
2017	51.1	1.3
2018-2022	314.1	6.7
	$515.6	$13.6

Multiemployer Pension Plans
We contribute to several multiemployer defined benefit pension plans under collective bargaining agreements that cover certain of our union‑represented employees. The risks of participating in such plans are different from the risks of single‑employer plans, in the following respects:

a)	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b)	If a participating employer ceases to contribute to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers.

c)
If we cease to have an obligation to contribute to the multiemployer plan in which we had been a contributing employer, we may be required to pay to the plan an amount based on the underfunded status of the plan and on the history of our participation in the plan prior to the cessation of our obligation to contribute. The amount that an employer that has ceased to have an obligation to contribute to a multiemployer plan is required to pay to the plan is referred to as a withdrawal liability.

Our participation in multiemployer plans for the annual period ended December 31, 2012 is outlined in the table below. For each plan that is individually significant to us, the following information is provided:
The “EIN / Pension Plan Number” column provides the Employer Identification Number and the three‑digit plan number assigned to a plan by the Internal Revenue Service.
The most recent Pension Protection Act Zone Status available for 2011 and 2012 is for plan years that ended in 2011 and 2012, respectively. The zone status is based on information provided to us and other participating employers by each plan and is certified by the plan's actuary. A plan in the “red” zone has been determined to be in “critical status”, based on criteria established under the Internal Revenue Code, or the “Code,” and is generally less than 65% funded. A plan in the “yellow” zone has been determined to be in “endangered status”, based on criteria established under the Code, and is generally less than 80% funded. A plan in the “green” zone has been determined to be neither in “critical status” nor in “endangered status,” and is generally at least 80% funded.
The “FIP/RP Status Pending/Implemented” column indicates whether a Funding Improvement Plan, as required under the Code to be adopted by plans in the “yellow” zone, or a Rehabilitation Plan, as required under the Code to be adopted by plans in the “red” zone, is pending or has been implemented as of the end of the plan year that ended in 2012.
The “Surcharge Imposed” column indicates whether our contribution rate for 2012 included an amount in addition the contribution rate specified in the applicable collective bargaining agreement, as imposed by a plan in “critical status,” in accordance with the requirements of the Code.
The last column lists the expiration dates of the collective bargaining agreements pursuant to which we contribute to the plans.
For plans that are not individually significant to us, the total amount of contributions is presented in the aggregate.

(In millions of dollars)	EIN /Pension Plan	Pension Protection Act Zone Status		FIP / RP Status Pending /	Contributions by The Hertz Corporation			Surcharge	Expiration Dates of Collective Bargaining
Pension Fund	Number	2012	2011	Implemented	2012	2011	2010	Imposed	Agreements
Western Conference of Teamsters	91-6145047	Green	Green	NA	$4.1	$3.9	$3.8	NA	Various
Teamsters Central States	36-6044243	Critical	Critical	Implemented	1.2	1.3	1.2	No	Various
IAM National	51-60321295	Green	Green	NA	0.7	0.6	0.6	NA	Various
Midwest Operating Engineers	36-6140097	Green	Green	NA	0.5	0.4	0.2	NA	2/28/2014
Local 1034**	13-6594795	Critical	Critical	Implemented	0.2	0.2	0.2	Yes	5/2/2013
Operating Engineers Local 324	38-1900637	Critical	Critical	Implemented	0.1	0.1	0.1	No	6/30/2013
Western Pennsylvania Teamsters	25-6029946	Critical	Critical	Implemented	0.1	0.1	0.1	No	11/4/2011	*
			7 Other Plans		0.6	0.6	0.5
			Total Contributions		$7.5	$7.2	$6.7

*    The parties are still attempting to negotiate a successor agreement.

**	The amount contributed by Hertz to the Local 1034 Pension Fund was reported as being more than 5% of total contributions to the plan, on the fund's Form 5500 for the year ended 12/31/2011.
During 2012, Hertz completely withdrew employees from an existing multi-employer pension plan with the Central States Pension Fund, or the “Pension Fund,” and entered into a new agreement with the Pension Fund, which adopted an alternative method for determining an employer's unfunded obligation that would limit Hertz funding obligations to the Pension Fund in the future. As part of the agreement, certain Pension Fund participants were effectively moved to the Hertz retirement plan and the remaining participants were moved to a new pension plan sponsored by the Pension Fund. In connection with the complete withdrawal from the Pension Fund, Hertz was subject to a withdrawal liability of approximately $23.2 million, which was paid in December 2012.

Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stock-Based Compensation
Stock-Based Compensation
Stock-Based Compensation
In February 2013, Hertz Holdings granted 5,247 Restricted Stock Units, or "RSUs," and 1,707,458 Performance Stock Units, or "PSUs," to certain executives and employees at a fair value of $19.95, under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the "Omnibus Plan." Of the total PSUs awarded 1,136,724 PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2013 and combined 2013-2014 Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization and "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 490,632 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. "Corporate EBITDA Margin" means Corporate EBITDA as a percentage of Consolidated Revenue. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 83,567 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. These PSU awards vest evenly over a two year vesting period. The RSUs awarded have a two year cliff vesting period.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under our Hertz Global Holdings, Inc. Stock Incentive Plan and Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the "Prior Plans," and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Compensation expense	$8.0	$7.5
Income tax benefit	(3.1)	(2.9)
Total	$4.9	$4.6

As of March 31, 2013, there was approximately $64.1 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 2.3 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock-Based Compensation
Plans
On February 28, 2008, the Board of Directors of Hertz and Hertz Holdings jointly adopted the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the “Omnibus Plan,” which was approved by the stockholders of Hertz Holdings at the annual meeting of stockholders held on May 15, 2008 and amended and restated on May 27, 2010. A maximum of 32.7 million shares are reserved for issuance under the Omnibus Plan. The Omnibus Plan provides for grants of both equity and cash awards, including non-qualified stock options, incentive stock options, stock appreciation rights, performance awards (shares and units), restricted stock, restricted stock units and deferred stock units to key executives, employees and non-management directors. We also granted awards under the Hertz Global Holdings, Inc. Stock Incentive Plan, or the “Stock Incentive Plan,” and the Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the “Director Plan”, or collectively the “Prior Plans.”
The Omnibus Plan provides that no further awards will be granted pursuant to the Prior Plans. However, awards that had been previously granted pursuant to the Prior Plans will continue to be subject to and governed by the terms of the Prior Plans. As of December 31, 2012, there were 8.0 million shares of Hertz Holdings' common stock underlying awards outstanding under the Prior Plans. In addition, as of December 31, 2012, there were 9.4 million shares of Hertz Holdings' common stock underlying awards outstanding under the Omnibus Plan.
In addition to the 17.4 million shares underlying outstanding awards as of December 31, 2012, we had 16.9 million shares of Hertz Holdings' common stock available for issuance under the Omnibus Plan. The shares of common stock to be delivered under the Omnibus Plan may consist, in whole or in part, of common stock held in treasury or authorized but unissued shares of common stock, not reserved for any other purpose.
Shares subject to any award granted under the Omnibus Plan that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of common stock after the effective date of the Omnibus Plan will generally be available for future grants under the Omnibus Plan.
In March 2012, Hertz Holdings granted 543,880 Restricted Stock Units, or "RSUs," to certain executives and employees at fair values ranging from $13.65 to $14.47, 747,423 Performance Stock Units, or "PSUs," at a fair value of $13.65, and 1,098,591 PSUs (referred to as Price Vesting Units, or "PVUs") at fair values ranging from $10.13 to $11.26 under the Omnibus Plan. The PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2012 and 2013 Hertz Holdings' Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization. "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. Of the PVUs granted, one half will fully vest after three years if Hertz Holdings' stock price appreciates 15% over the starting price established on March 2, 2012, and one half will fully vest after four years if Hertz Holdings' stock price appreciates 25% over the starting price established on March 2, 2012. The starting price for the PVU awards is the average of the 20 trading day closing stock price ending March 2, 2012. Partial attainment of Hertz Holdings' stock appreciation targets will result in partial vesting. The achievement of the market condition for the PVUs is determined based on the average closing stock price for the 20 trading day period ending March 6, 2015 and 2016, respectively. In May 2012, Hertz Holdings granted 146,301 RSUs at a fair value of $15.48, in August 2012, Hertz Holdings granted 59,480 RSUs at a fair value of $12.12, and in November 2012, we granted 24,713 RSUs at a fair value of $13.15. In November 2012, we granted 35,492 non-qualified options with a strike price of $0.17 in exchange for 6,000 Dollar Thrifty options with a strike price of $0.97.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under the Prior Plans and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Compensation expense	$30.3	$31.0	$36.6
Income tax benefit	(11.7)	(12.0)	(14.2)
Total	$18.6	$19.0	$22.4

As of December 31, 2012, there was approximately $38.0 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 1.4 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock Options and Stock Appreciation Rights
All stock options and stock appreciation rights granted under the Omnibus Plan will have a per-share exercise price of not less than the fair market value of one share of Hertz Holdings common stock on the grant date. Stock options and stock appreciation rights will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the compensation committee of our Board of Directors. No stock options or stock appreciation rights will be exercisable after ten years from the grant date.
We have accounted for our employee stock‑based compensation awards in accordance with ASC 718, “Compensation-Stock Compensation.” The non-cash stock based compensation expense associated with the Stock Incentive Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level. The options are being accounted for as equity‑classified awards. We will recognize compensation cost on a straight-line basis over the vesting period. The value of each option award is estimated on the grant date using a Black‑Scholes option valuation model that incorporates the assumptions noted in the following table. Because the stock of Hertz Holdings became publicly traded in November 2006 and had a short trading history, it was not practicable for us to estimate the expected volatility of Hertz Holdings' share price, or a peer company share price, because there was insufficient historical information about past volatility prior to 2012. Therefore, prior to 2012 we used the calculated value method, substituting the historical volatility of an appropriate industry sector index for the expected volatility of Hertz Holdings' common stock price as an assumption in the valuation model. We selected the Dow Jones Specialized Consumer Services sub-sector within the consumer services industry, and we used the U.S. large capitalization component, which includes the top 70% of the index universe (by market value).
The calculation of the historical volatility of the index was made using the daily historical closing values of the index for the preceding 6.25 years, because that is the expected term of the options using the simplified approach.
For 2012, we have determined that there was sufficient historical information available to estimate the expected volatility of our share price. Therefore, for 2012 we calculated volatility for Hertz Holdings' stock price based on a weighted average combining implied volatility and the average of our peer’s most recent 5.79-year volatility and mean reversion volatility.
The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero.

Assumption	2012 Grants	2011 Grants	2010 Grants
Expected volatility	81.5%	36.7%	36.1%
Expected dividend yield	—%	—%	—%
Expected term (years)	3	6.25	6.25
Risk-free interest rate	0.4%	2.56%	1.62%-2.96%
Weighted‑average grant date fair value	$14.62	$5.93	$4.00

A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

A summary of non-vested options as of December 31, 2012, and changes during the year, is presented below.

	Non-vested Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Grant- Date Fair Value
Non-vested as of January 1, 2012	4,915,825	$12.04	$4.86
Granted	35,492	0.17	0.17
Vested	(1,959,032)	11.56	4.59
Forfeited	(125,555)	11.91	4.84
Non-vested as of December 31, 2012	2,866,730	$12.23	$4.98

Additional information pertaining to option activity under the plans is as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Aggregate intrinsic value of stock options exercised	$15.1	$15.0	$8.1
Cash received from the exercise of stock options	11.2	13.1	7.9
Fair value of options that vested	9.0	17.4	21.6
Tax benefit realized on exercise of stock options	0.9	0.5	0.3

Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units
Performance stock, PSUs and performance units granted under the Omnibus Plan will vest based on the achievement of pre-determined performance goals over performance periods determined by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings. Each of the units granted under the Omnibus Plan represent the right to receive one share of Hertz Holdings' common stock on a specified future date. In the event of an employee's death or disability, a pro rata portion of the employee's performance stock, performance stock units and performance units will vest to the extent performance goals are achieved at the end of the performance period. Restricted Stock and RSUs granted under the Omnibus Plan will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings.
A summary of RSU and PSU activity under the Omnibus Plan as of December 31, 2012 is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	4,327,461	$6.46	$50,718
Granted	869,894	13.78	—
Vested	(3,198,219)	4.58	—
Forfeited or Expired	(126,502)	13.19	—
Outstanding at December 31, 2012	1,872,634	$12.62	$30,468

Additional information pertaining to RSU and PSU activity is as follows:

	Years ended December 31,
	2012	2011	2010
Total fair value of awards that vested ($ millions)	$14.6	$9.6	$8.2
Weighted average grant date fair value of awards	$13.78	$14.78	$10.1

Compensation expense for RSUs and PSUs is based on the grant date fair value, and is recognized ratably over the vesting period. For grants in 2010, 2011 and 2012, the vesting period is three years (for grants in 2010 and 2011, 25% in the first year, 25% in the second year and 50% in the third year and for grants in 2012, 33 1/3% per year). In addition to the service vesting condition, the PSUs had an additional vesting condition which called for the number of units that will be awarded being based on achievement of a certain level of Corporate EBITDA over the applicable measurement period.
In March 2012, Hertz Holdings granted 1,846,014 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2012 and 2013 Corporate EBITDA results, in addition to a service vesting condition. In March 2011 Hertz Holdings' granted 499,515 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2011 and 2012 Corporate EBITDA results, in addition to a service vesting condition. An additional 193,798 PSUs granted in March 2011 contained a market condition whereby the 20 trading day average trailing Hertz Holdings' stock price must equal or exceed a certain price target at any time during the five year performance period, in addition to a service vesting condition. A summary of the PSU activity for this grant is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	677,971	$13.34	$7,946
Granted	1,846,014	11.89	—
Vested	(124,874)	14.60	—
Forfeited or Expired	(100,438)	11.87	—
Outstanding at December 31, 2012	2,298,673	$12.18	$37,399

Employee Stock Purchase Plan
On February 28, 2008, upon recommendation of the compensation committee of the Board of Directors, or “Committee,” of Hertz Holdings, Hertz Holdings' Board of Directors adopted the Hertz Global Holdings, Inc. Employee Stock Purchase Plan, or the “ESPP,” and the plan was approved by the stockholders of Hertz Holdings on May 15, 2008. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.
The maximum number of shares that may be purchased under the ESPP is 3,000,000 shares of Hertz Holdings' common stock, subject to adjustment in the case of any change in Hertz Holdings' shares, including by reason of a stock dividend, stock split, share combination, recapitalization, reorganization, merger, consolidation or change in corporate structure. An eligible employee may elect to participate in the ESPP each quarter (or other period established by the Committee) through a payroll deduction. The maximum and minimum contributions that an eligible employee may make under all of Hertz Holdings' qualified employee stock purchase plans will be determined by the Committee, provided that no employee may be permitted to purchase stock with an aggregate fair market value greater than $25,000 per year. At the end of the offering period, the total amount of each employee's payroll deduction will be used to purchase shares of Hertz Holdings' common stock. The purchase price per share will be not less than 85% of the market price of Hertz Holdings' common stock on the date of purchase; the exact percentage for each offering period will be set in advance by the Committee.
For the years ended December 31, 2012, 2011 and 2010, we recognized compensation cost of approximately $0.8 million, $0.7 million and $0.6 million, respectively, for the amount of the discount on the stock purchased by our employees under the ESPP. Approximately 1,800 employees participated in the ESPP as of December 31, 2012.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Information
Segment Information
Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or "car rental," and rental of industrial, construction, material handling and other equipment, or "equipment rental." Other reconciling items include general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities. Donlen is included in the car rental reportable segment.
Adjusted pre-tax income is calculated as income (loss) before income taxes plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization and write-off of debt financing costs and debt discounts and certain one-time charges and non-operational items. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows them to assess our operational performance on the same basis that management uses internally. The contribution of our reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts are summarized below (in millions of dollars).

	Three Months Ended March 31,
	Revenues		Adjusted Pre-Tax Income (Loss)
	2013	2012	2013	2012
Car rental	$2,084.8	$1,658.2	$208.4	$91.6
Equipment rental	351.0	302.1	45.8	25.9
Total reportable segments	2,435.8	1,960.3	254.2	117.5
Other	0.7	0.6
Total	$2,436.5	$1,960.9
Adjustments:
Other reconciling items(1)			(103.2)	(81.9)
Purchase accounting(2)			(33.7)	(24.1)
Non-cash debt charges(3)			(10.0)	(18.6)
Restructuring charges			(3.7)	(6.7)
Restructuring related charges(4)			(4.2)	(3.3)
Integration expenses(5)			(10.8)	—
Acquisition related costs			(2.6)	(6.9)
Income (loss) before income taxes			$86.0	$(24.0)
_______________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)
Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Primarily represents Dollar Thrifty related expenses and adjustments.
Total assets increased $797.1 million from December 31, 2012 to March 31, 2013. The increase was primarily related to an increase in our car rental and equipment rental segments' revenue earning equipment, driven by increased volumes, partly offset by a decrease in fleet receivables within our car rental segment, primarily related to the timing of purchases and sales of revenue earning equipment.

Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or “car rental,” and rental of industrial, construction and material handling equipment, or “equipment rental.” Other reconciling items includes general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities, such as our third party claim management services.
Adjusted pre-tax income (loss) is the measure utilized by management in making decisions about allocating resources to segments and measuring their performance. We believe this measure best reflects the financial results from ongoing operations. Adjusted pre-tax income (loss) is calculated as income (loss) before income taxes plus other reconciling items, non-cash purchase accounting charges, non-cash debt charges and certain one-time charges and non-operational items. The contribution of our reportable segments for the years ended December 31, 2012, 2011 and 2010 is summarized below (in millions of dollars).

	Years ended December 31,
	2012	2011	2010
Revenues
Car rental	$7,633.0	$7,083.5	$6,486.2
Equipment rental	1,385.4	1,209.5	1,070.1
Other reconciling items	2.4	5.4	6.2
Total	$9,020.8	$8,298.4	$7,562.5
Adjusted pre-tax income(a)
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	$227.0	$161.6	$78.0
Depreciation of revenue earning equipment and lease charges
Car rental	$1,876.1	$1,651.4	$1,594.6
Equipment rental	272.1	254.3	273.5
Total	$2,148.2	$1,905.7	$1,868.1
Depreciation of property and equipment
Car rental	$126.9	$116.1	$112.3
Equipment rental	34.1	33.7	34.3
Other reconciling items	11.6	8.2	7.4
Total	$172.6	$158.0	$154.0
Amortization of other intangible assets
Car rental	$41.7	$32.7	$30.2
Equipment rental	40.6	35.8	33.4
Other reconciling items	1.8	1.5	1.1
Total	$84.1	$70.0	$64.7
Interest expense
Car rental	$316.3	$333.1	$401.3
Equipment rental	52.0	45.3	39.4
Other reconciling items	229.5	271.9	285.8
Total	$597.8	$650.3	$726.5

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment and property and equipment
Car rental
Expenditures	$9,118.3	$9,109.9	$8,430.1
Proceeds from disposals	(7,054.4)	(7,689.4)	(7,432.7)
Net expenditures	$2,063.9	$1,420.5	$997.4
Equipment rental
Expenditures	$787.6	$617.5	$186.1
Proceeds from disposals	(192.3)	(213.8)	(124.3)
Net expenditures (proceeds)	$595.3	$403.7	$61.8
Other reconciling items
Expenditures	$20.1	$8.6	$3.9
Proceeds from disposals	(16.1)	(1.0)	(0.3)
Net expenditures	$4.0	$7.6	$3.6

	As of December 31,
	2012	2011
Total assets at end of year
Car rental	$18,454.2	$13,037.9
Equipment rental	3,623.0	3,058.9
Other reconciling items	1,213.0	1,570.5
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
Car rental	$10,710.1	$8,318.7
Equipment rental	2,198.2	1,786.7
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
Car rental	$1,111.3	$971.3
Equipment rental	235.9	203.7
Other reconciling items	89.2	76.9
Total	$1,436.4	$1,251.9
We operate in the United States and in international countries. International operations are substantially in Europe. The operations within major geographic areas are summarized below (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenues
United States	$6,313.4	$5,413.3	$4,993.7
International	2,707.4	2,885.1	2,568.8
Total	$9,020.8	$8,298.4	$7,562.5

	As of December 31,
	2012	2011
Total assets at end of year
United States	$18,140.9	$12,724.4
International	5,149.3	4,942.9
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
United States	$10,221.3	$7,621.2
International	2,687.0	2,484.2
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
United States	$1,226.1	$1,036.7
International	210.3	215.2
Total	$1,436.4	$1,251.9

(a)	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):

	Years Ended December 31,
Adjusted pre-tax income	2012	2011	2010
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	227.0	161.6	78.0
Total reportable segments	1,247.1	1,011.8	719.9
Adjustments:
Other reconciling items(1)	(320.5)	(306.2)	(347.9)
Purchase accounting(2)	(109.6)	(87.6)	(90.3)
Non-cash debt charges(3)	(56.4)	(105.9)	(160.6)
Restructuring charges	(38.0)	(56.4)	(54.7)
Restructuring related charges(4)	(11.1)	(9.8)	(13.2)
Derivative gains (losses)(5)	(0.9)	0.1	(3.2)
Acquisition related costs and charges(6)	(163.7)	(18.8)	(17.7)
Management transition costs	—	(4.0)	—
Pension adjustment(7)	—	13.1	—
Premiums paid on debt(8)	—	(62.4)	—
Other(9)	(44.0)	—	—
Income before income taxes	$502.9	$373.9	$32.3
_______________________________________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Represents the mark-to-market adjustment on our interest rate cap.

(6)
Primarily represents Dollar Thrifty acquisition related expenses, change in control expenses, 'Day-1' compensation expenses and other adjustments related to the Dollar Thrifty acquisition, loss on the Advantage divestiture, expenses related to additional required divestitures and costs associated with the Dollar Thrifty acquisition, pre-acquisition interest and commitment fee expenses for interim financing associated with the Dollar Thrifty acquisition and a gain on the investment in Dollar Thrifty stock.

(7)
Represents a gain for the U.K. pension plan relating to unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily pertaining to inactive employees.

(8)	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

(9)	Primarily represents expenses related to the withdrawal from a multiemployer pension plan, litigation accrual and expenses associated with the impact of Hurricane Sandy.

Restructuring	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Restructuring
Restructuring
Restructuring
As part of our ongoing effort to implement our strategy of reducing operating costs, we have evaluated our workforce and operations and made adjustments, including headcount reductions and business process reengineering resulting in optimized work flow at rental locations and maintenance facilities as well as streamlined our back-office operations and evaluated potential outsourcing opportunities. When we made adjustments to our workforce and operations, we incurred incremental expenses that delay the benefit of a more efficient workforce and operating structure, but we believe that increased operating efficiency and reduced costs associated with the operation of our business are important to our long-term competitiveness.
During 2007 through 2012, we announced several initiatives to improve our competitiveness and industry leadership through targeted job reductions. These initiatives included, but were not limited to, job reductions at our corporate headquarters and back-office operations in the U.S. and Europe. As part of our re-engineering optimization we outsourced selected functions globally. In addition, we streamlined operations and reduced costs by initiating the closure of targeted car rental locations and equipment rental branches throughout the world. The largest of these closures occurred in 2008 which resulted in closures of approximately 250 off-airport locations and 22 branches in our U.S. equipment rental business. These initiatives impacted approximately 9,610 employees.
During the first quarter of 2013, we continued to streamline operations and reduce costs with the closure of several car rental and equipment rental locations globally as well as a reduction in our workforce by approximately 50 employees.
From January 1, 2007 through March 31, 2013, we incurred $572.1 million ($285.8 million for our car rental segment, $230.8 million for our equipment rental segment and $55.5 million of other) of restructuring charges.
Additional efficiency and cost saving initiatives are being developed; however, we presently do not have firm plans or estimates of any related expenses.
Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars).

	Three Months Ended March 31,
	2013	2012
By Type:
Termination benefits	$2.3	$2.7
Consultant costs	0.3	0.2
Facility closure and lease obligation costs	1.1	3.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Caption:
Direct operating	$1.4	$4.9
Selling, general and administrative	2.3	1.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Segment:
Car rental	$3.1	$3.5
Equipment rental	0.5	3.2
Other reconciling items	0.1	—
Total	$3.7	$6.7

During the three months ended March 31, 2013 and 2012, the after-tax effect of the restructuring charges decreased diluted earnings per share by $0.01 and increased the diluted loss per share by $0.02 respectively.
The following table sets forth the activity affecting the restructuring accrual during the three months ended March 31, 2013 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2013	$12.4	$0.2	$0.3	$8.1	$21.0
Charges incurred	2.3	—	0.3	1.1	3.7
Cash payments	(5.7)	—	(0.4)	(0.8)	(6.9)
Other(1)	(0.3)	—	—	(1.3)	(1.6)
Balance as of March 31, 2013	$8.7	$0.2	$0.2	$7.1	$16.2
_______________________________________________________________________________

(1)	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

Restructuring
As part of our ongoing effort to implement our strategy of reducing operating costs, we have evaluated our workforce and operations and made adjustments, including headcount reductions and business process reengineering resulting in optimized work flow at rental locations and maintenance facilities as well as streamlined our back-office operations and evaluated potential outsourcing opportunities. When we made adjustments to our workforce and operations, we incurred incremental expenses that delay the benefit of a more efficient workforce and operating structure, but we believe that increased operating efficiency and reduced costs associated with the operation of our business are important to our long-term competitiveness.
During 2007 through 2011, we announced several initiatives to improve our competitiveness and industry leadership through targeted job reductions. These initiatives included, but were not limited to, job reductions at our corporate headquarters and back-office operations in the U.S. and Europe. As part of our re-engineering optimization we outsourced selected functions globally. In addition, we streamlined operations and reduced costs by initiating the closure of targeted car rental locations and equipment rental branches throughout the world. The largest of these closures occurred in 2008 which resulted in closures of approximately 250 off-airport locations and 22 branches in our U.S. equipment rental business. These initiatives impacted approximately 8,960 employees.
During 2012, we continued to streamline operations and reduce costs with the closure of several car rental and equipment rental locations globally as well as a reduction in our workforce by approximately 650 employees.
From January 1, 2007 through December 31, 2012, we incurred $568.4 million ($282.7 million for our car rental segment, $230.3 million for our equipment rental segment and $55.4 million of other) of restructuring charges.
Additional efficiency and cost saving initiatives are being developed; however, we presently do not have firm plans or estimates of any related expenses.
Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
By Type:
Termination benefits	$26.2	$14.4	$12.2
Pension and post retirement expense	1.0	0.4	0.4
Consultant costs	1.2	1.3	1.1
Asset writedowns	—	23.2	20.4
Facility closure and lease obligation costs	8.9	16.5	14.3
Relocation costs and temporary labor costs	0.4	0.6	5.0
Other	0.3	—	1.3
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Caption:
Direct operating	$22.6	$46.6	$43.5
Selling, general and administrative	15.4	9.8	11.2
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Segment:
Car rental	$26.4	$16.6	$18.1
Equipment rental	8.8	40.5	34.7
Other reconciling items	2.8	(0.7)	1.9
Total	$38.0	$56.4	$54.7

The following table sets forth the activity affecting the restructuring accrual during the year ended December 31, 2012 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2011	$6.3	$0.2	$0.1	$10.9	$17.5
Charges incurred	14.4	0.4	1.3	40.3	56.4
Cash payments	(15.5)	—	(0.6)	(2.3)	(18.4)
Other(1)	3.9	(0.4)	(0.2)	(37.2)	(33.9)
Balance as of December 31, 2011	$9.1	$0.2	$0.6	$11.7	$21.6
Charges incurred	26.2	1.0	1.2	9.6	38.0
Cash payments	(22.6)	—	(0.9)	(3.3)	(26.8)
Other(2)	(0.3)	(1.0)	(0.6)	(9.9)	(11.8)
Balance as of December 31, 2012	$12.4	$0.2	$0.3	$8.1	$21.0
_______________________________________________________________________________

(1)
Consists of decreases of $23.2 million for asset writedowns, $13.9 million for facility closures, $0.4 million in ASC 715 pension adjustment and $0.2 million of consultant costs, partly offset by a $3.8 million increase for involuntary benefits.

(2)	Primarily consists of decreases of $10.3 million for facility closures and $1.0 million in ASC 715 pension adjustment.

Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Financial Instruments
Financial Instruments
Financial Instruments
Gasoline Swap Contracts
We purchase unleaded gasoline and diesel fuel at prevailing market rates and maintain a program to manage our exposure to changes in fuel prices through the use of derivative commodity instruments. We currently have in place swaps to cover a portion of our fuel price exposure through July 2014. We presently hedge a portion of our overall unleaded gasoline and diesel fuel purchases with commodity swaps and have contracts in place that settle on a monthly basis. Gains and losses resulting from changes in the fair value of these commodity instruments are included in our results of operations in the periods incurred.
Interest Rate Cap Contracts
Hertz is exposed to market risks, such as changes in interest rates, and has purchased and sold interest rate cap agreements to manage that risk. Consequently, we manage the financial exposure as part of our risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on our operating results. Gains and losses resulting from changes in the fair value of these interest rate caps are included in our results of operations in the periods incurred.
Foreign Currency Forward Contracts
We manage exposure to fluctuations in currency risk on intercompany loans we make to certain of our subsidiaries by entering into foreign currency forward contracts at the time of the loans which are intended to offset the impact of foreign currency movements on the underlying intercompany loan obligations.
Foreign Exchange Options
We manage our foreign currency risk primarily by incurring, to the extent practicable, operating and financing expenses in the local currency in the countries in which we operate, including making fleet and equipment purchases and borrowing for working capital needs. Also, we have purchased foreign exchange options to manage exposure to fluctuations in foreign exchange rates for selected marketing programs. The effect of exchange rate changes on these financial instruments would not materially affect our consolidated financial position, results of operations or cash flows. Our risks with respect to foreign exchange options are limited to the premium paid for the right to exercise the option and the future performance of the option's counterparty.
The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.
The following table summarizes the gains and (losses) of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

While our fuel derivatives, interest rate caps, foreign currency forward contracts and foreign exchange options are subject to enforceable master netting agreements with their counterparties, we do not offset the derivative assets and liabilities in our Condensed Consolidated Balance Sheets. The impact of offsetting derivative instruments is depicted below (in millions of dollars):

As of March 31, 2013:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swap	$1.6	$—	$1.6	$—	$—	$1.6
Interest rate caps	0.8	—	0.8	—	—	0.8
Foreign exchange forward contracts	2.7	—	2.7	—	—	2.7
Foreign exchange options	0.1	—	0.1	—	—	0.1
Total	$5.2	$—	$5.2	$—	$—	$5.2

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.8	$—	$0.8	$—	$—	$0.8
Foreign exchange forward contracts	4.4	—	4.4	—	—	4.4
Total	$5.2	$—	$5.2	$—	$—	$5.2

As of December 31, 2012:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.9	$—	$0.9	$—	$—	$0.9
Foreign exchange forward contracts	3.4	—	3.4	—	—	3.4
Foreign exchange options	0.2	—	0.2	—	—	0.2
Total	$4.5	$—	$4.5	$—	$—	$4.5

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swaps	$0.1	$—	$0.1	$—	$—	$0.1
Interest rate caps	0.9	—	0.9	—	—	0.9
Foreign exchange forward contracts	4.5	—	4.5	—	—	4.5
Total	$5.5	$—	$5.5	$—	$—	$5.5

Fair value measures
Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and we consider assumptions that market participants would use when pricing the asset or liability.
Fair Value Hierarchy
The accounting guidance for fair value measurements also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The inputs are prioritized into three levels that may be used to measure fair value:
Level 1: Inputs that reflect quoted prices for identical assets or liabilities in active markets that are observable.
Level 2: Inputs that reflect quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
Level 3: Inputs that are unobservable to the extent that observable inputs are not available for the asset or liability at the measurement date.
Asset and Liabilities Measured at Fair Value on a Recurring Basis
Assets and liabilities measured at fair value on a recurring basis as of March 31, 2013 and December 31, 2012 were as follows (in millions):

	March 31, 2013
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Gasoline swaps	$1.6	$—	$1.6	$—
Interest rate caps	0.8	—	0.8	—
Foreign currency forward contracts	2.7	—	2.7	—
Foreign exchange options	0.1	—	0.1	—
Total	$5.2	$—	$5.2	$—

Other Current Liabilities:
Interest rate caps	$0.8	$—	$0.8	$—
Foreign currency forward contracts	4.4	—	4.4	—
Total	$5.2	$—	$5.2	$—

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—
Gasoline swaps
Gasoline swaps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Interest rate caps
Interest rate caps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign currency forward contracts
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign exchange options
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Fair Value of Financial Instruments
The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, to the extent the underlying liability will be settled in cash, approximate carrying values because of the short-term nature of these instruments.
For borrowings with an initial maturity of 90 days or less, fair value approximates carrying value because of the short-term nature of these instruments. For all other debt, fair value is estimated based on quoted market rates as well as borrowing rates currently available to us for loans with similar terms and average maturities (Level 2 inputs). The aggregate fair value of all debt at March 31, 2013 was $16,413.4 million, compared to its aggregate unpaid principal balance of $15,862.3 million. The aggregate fair value of all debt at December 31, 2012 was $15,529.4 million, compared to its aggregate unpaid principal balance of $14,999.1 million.

Financial Instruments
Gasoline Swap Contracts
We purchase unleaded gasoline and diesel fuel at prevailing market rates and maintain a program to manage our exposure to changes in fuel prices through the use of derivative commodity instruments. We currently have in place swaps to cover a portion of our fuel price exposure through March 2014. We presently hedge a portion of our overall unleaded gasoline and diesel fuel purchases with commodity swaps and have contracts in place that settle on a monthly basis. Gains and losses resulting from changes in the fair value of these commodity instruments are included in our results of operations in the periods incurred.
Interest Rate Cap Contracts
Hertz is exposed to market risks, such as changes in interest rates, and has purchased and sold interest rate cap agreements to manage that risk. Consequently, we manage the financial exposure as part of our risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on our operating results. Gains and losses resulting from changes in the fair value of these interest rate caps are included in our results of operations in the periods incurred.
Foreign Currency Forward Contracts
We manage exposure to fluctuations in currency risk on intercompany loans we make to certain of our subsidiaries by entering into foreign currency forward contracts at the time of the loans which are intended to offset the impact of foreign currency movements on the underlying intercompany loan obligations.
Foreign Exchange Options
We manage our foreign currency risk primarily by incurring, to the extent practicable, operating and financing expenses in the local currency in the countries in which we operate, including making fleet and equipment purchases and borrowing for working capital needs. Also, we have purchased foreign exchange options to manage exposure to fluctuations in foreign exchange rates for selected marketing programs. The effect of exchange rate changes on these financial instruments would not materially affect our consolidated financial position, results of operations or cash flows. Our risks with respect to foreign exchange options are limited to the premium paid for the right to exercise the option and the future performance of the option's counterparty.
The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

Fair value measures
Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and we consider assumptions that market participants would use when pricing the asset or liability.
Fair Value Hierarchy
The accounting guidance for fair value measurements also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The inputs are prioritized into three levels that may be used to measure fair value:
Level 1: Inputs that reflect quoted prices for identical assets or liabilities in active markets that are observable.
Level 2: Inputs that reflect quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
Level 3: Inputs that are unobservable to the extent that observable inputs are not available for the asset or liability at the measurement date.
Asset and Liabilities Measured at Fair Value on a Recurring Basis
Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—

Gasoline swaps
Gasoline swaps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Interest rate caps
Interest rate caps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign currency forward contracts
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign exchange options
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Investments
Investments classified as Level 1 assets and liabilities are priced using quoted market prices for identical assets in active markets that are observable.
Fair Value of Financial Instruments
The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, to the extent the underlying liability will be settled in cash, approximate carrying values because of the short-term nature of these instruments.
For borrowings with an initial maturity of 90 days or less, fair value approximates carrying value because of the short-term nature of these instruments. For all other debt, fair value is estimated based on quoted market rates as well as borrowing rates currently available to us for loans with similar terms and average maturities (Level 2 inputs). The aggregate fair value of all debt at December 31, 2012 was $15,529.4 million, compared to its aggregate unpaid principal balance of $14,999.1 million. The aggregate fair value of all debt at December 31, 2011 was $11,092.4 million, compared to its aggregate unpaid principal balance of $10,925.6 million.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions
Related Party Transactions
Related Party Transactions
Relationship with Hertz Investors, Inc. and the Sponsors
Other than as disclosed below, in the three months ended March 31, 2013, there were no material changes to our relationship with Hertz Investors, Inc. or the Sponsors.
In March 2013, the Sponsors sold 60,050,777 shares of their Hertz Holdings common stock to Citigroup Global Markets Inc. and Barclays Capital Inc. as the underwriters in the registered public offering of those shares. In connection with the offering, Hertz Holdings repurchased from the underwriters 23,200,000 of the 60,050,777 shares of common stock sold by the Sponsors.
As a result of our initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011, December 2012 and March 2013, the Sponsors reduced their holdings to approximately 12.5% of the outstanding shares of our common stock.
Financing Arrangements with Related Parties
As of March 31, 2013 and December 31, 2012, approximately $192.8 million and $189.8 million, respectively, of our outstanding debt was with related parties.
For information on our total indebtedness, see Note 8—Debt.

Related Party Transactions
Relationship with Hertz Investors, Inc. and the Sponsors
Stockholders Agreement
In connection with the Acquisition, Hertz Holdings entered into a stockholders agreement (as amended, the “Stockholders Agreement”) with investment funds associated with or designated by the Sponsors. Based on current share ownership of the Sponsors, the Stockholders Agreement contains agreements that entitle investment funds associated with or designated by the Sponsors to nominate two nominees of an investment fund associated with CD&R (one of whom shall serve as the chairman or, if the chief executive officer is the chairman, the lead director), one nominee of investment funds associated with Carlyle, and one nominee of an investment fund associated with Merrill Lynch. The Stockholders Agreement also provides that Hertz Holdings' chief executive officer shall be designated as a director, unless otherwise approved by a majority of the Sponsor Designees. In addition, the Stockholders Agreement provides that one of the nominees of an investment fund associated with CD&R shall serve as the chairman of the executive and governance committee of Hertz Holdings and, unless otherwise agreed by this fund, as Chairman of the Board of Directors of Hertz Holdings or lead director.
The Stockholders Agreement grants to the investment funds associated with CD&R or to the board, with the approval of the majority of the Sponsor Designees, the right to remove Hertz Holdings' chief executive officer. Any replacement chief executive officer requires the consent of the investment funds associated with CD&R as well as investment funds associated with at least one other Sponsor. It also contains restrictions on the transfer of Hertz Holdings' shares, and provides for tag-along and drag-along rights, in certain circumstances. The rights described above apply only for so long as the investment funds associated with the applicable Sponsor maintain certain specified minimum levels of shareholdings in Hertz Holdings.
The Stockholders Agreement limits the rights of the investment funds associated with or designated by the Sponsors that have invested in the common stock of Hertz Holdings and its affiliates, subject to several exceptions, to own, manage, operate or control any of our “competitors” (as defined in the Stockholders Agreement). The Stockholders Agreement may be amended from time to time in the future to eliminate or modify these restrictions without Hertz Holdings' consent.
Registration Rights Agreement
On December 21, 2005, Hertz Holdings entered into a registration rights agreement (as amended, the “Registration Rights Agreement”) with investment funds associated with or designated by the Sponsors. The Registration Rights Agreement grants to certain of these investment funds the right, to cause Hertz Holdings, at its own expense, to use its best efforts to register such securities held by the investment funds for public resale, subject to certain limitations. The exercise of this right is limited to three requests by the group of investment funds associated with each Sponsor, except for registrations effected pursuant to Form S-3, which are unlimited, subject to certain limitations, if Hertz Holdings is eligible to use Form S-3. The secondary offerings of the common stock of Hertz Holdings in June 2007, May 2009, June 2009, March 2011 and December 2012 were effected pursuant to this Registration Rights Agreement. In the event Hertz Holdings registers any of its common stock, these investment funds have the right to require us to use our best efforts to include shares of the common stock of Hertz Holdings held by them, subject to certain limitations, including as determined by the underwriters. The Registration Rights Agreement provides for Hertz Holdings to indemnify the investment funds party to that agreement and their affiliates in connection with the registration of Hertz Holdings' securities.
Director Compensation Policy
Our directors who are also members of the Board of Directors of Hertz Holdings receive no additional compensation for serving on our Board of Directors or any committee of our Board of Directors. Currently all members of our Board of Directors are also members of the Board of Directors of Hertz Holdings. The compensation expense of the Hertz Holdings' directors is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
In November 2011, Hertz Holdings' Board of Directors amended and restated the Director Compensation Policy. Pursuant to the policy prior to November 2011 its directors who are not also employees each received a $170,000 annual retainer fee, of which $70,000 was payable in cash and $100,000 was payable in the form of shares of Hertz Holdings' common stock. Starting in November 2011, the policy now provides that Hertz Holdings' directors who are not also employees each receive a $210,000 annual retainer fee, of which $85,000 is payable in cash and $125,000 is payable in the form of equity. In May 2012, Hertz Holdings' Board of Directors further amended and restated the Director Compensation Policy to provide that the equity portion of the annual retainer fee would be paid annually following the annual meeting of shareholders (or the eligible director's date of election, if applicable) in the form of restricted stock units having an equivalent fair market value equal to the annual equity award amount on the date of grant. The restricted stock units will vest on the business day immediately preceding the next annual meeting of shareholders.
For 2013, the lead director of Hertz Holdings' is paid an additional annual cash fee of $100,000, the chairperson of Hertz Holdings' Audit Committee is paid an additional annual cash fee of $35,000 and each other member of its Audit Committee is paid an additional annual cash fee of $17,500. For 2013, the chairperson of Hertz Holdings' Compensation, Nominating and Governance Committee is paid an additional annual cash fee of $35,000 and each other member of its Compensation, Nominating and Governance Committee receives an additional annual cash fee of $17,500.
Financing Arrangements with Related Parties
Affiliates of Merrill Lynch (which is one of the Sponsors), including Bank of America and certain of its affiliates, have provided various investment and commercial banking and financial advisory services to us for which they have received customary fees and commissions. In addition, these parties have acted as agents, lenders, purchasers and/or underwriters to us under our respective financing arrangements, for which they have received customary fees, commissions, expenses and/or other compensation. More specifically, these parties have acted in the following capacities, or similar capacities, with respect to our financing arrangements: lenders and/or agents under the Senior Credit Facilities, the U.S. Fleet Financing Facility and certain of the U.S. Fleet Variable Funding Notes; purchasers and/or underwriters under the Senior Notes and certain of the U.S. Fleet Medium Term Notes; and structuring advisors and/or agents under the U.S. ABS Program.
As of December 31, 2012 and December 31, 2011, approximately $189.8 million and $174.4 million, respectively, of our outstanding debt was with related parties.
For information on our total indebtedness, see Note 5—Debt.
On June 29, 2007, we entered into a master loan agreement with Hertz Holdings. The maximum amount which may be borrowed by us under this facility is $100 million. The facility expired June 29, 2012 and was renewed through June 28, 2013. The interest rate is based on the U.S. Dollar LIBOR rate plus a margin. As of December 31, 2012, there was a $12.8 million receivable from Hertz Holdings and as of December 31, 2012, there was $0.4 million in borrowings due to Hertz Holdings.

Other Sponsor Relationships
In May and June 2009, Merrill Lynch, one of the Sponsors, acted as an underwriter in the common stock follow-on public offering and in the public offering of Hertz Holdings' Convertible Senior Notes, for which they received customary fees and expenses.
In May 2009 Hertz Holdings entered into subscription agreements with investment funds affiliated with CD&R and Carlyle to purchase an additional 32,101,182 shares of Hertz Holdings' common stock at a price of $6.23 per share (the same price per share paid to Hertz Holdings by the underwriters in the common stock public offering) with proceeds to us of approximately $200.0 million. This closed on July 7, 2009 and the 32,101,182 shares of Hertz Holdings' common stock were issued to CD&R and Carlyle affiliated investment funds on the same date. In March 2011 and December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to Goldman, Sachs & Co. and 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan, respectively, in each case as the sole underwriter in the registered public offering of those shares. Giving effect to these offerings, the Sponsors' ownership percentage in Hertz Holdings is approximately 26%.

Contingencies and Off-Balance Sheet Commitments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Contingencies and Off-Balance Sheet Commitments
Contingencies and Off-Balance Sheet Commitments
Contingencies and Off-Balance Sheet Commitments
Off-Balance Sheet Commitments
As of March 31, 2013 and December 31, 2012, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and we will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. We do not believe that these indemnifications are reasonably likely to have a material impact on us. Hertz Holdings has entered into indemnification agreements with each of its directors.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of March 31, 2013 and December 31, 2012, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $2.6 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).
Legal Proceedings
From time to time we are a party to various legal proceedings. We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us and our licensees. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and costs. At March 31, 2013 and December 31, 2012 our liability recorded for public liability and property damage matters was $321.0 million and $332.2 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
For a detailed description of certain of our legal proceedings please see Note 12 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
The following recent developments pertaining to legal proceedings described in our Form 10-K are furnished on a supplemental basis:
In Davis Landscape, Ltd. et al. v. Hertz Equipment Rental Corporation, the parties executed a settlement agreement in March 2013 and thereafter sought preliminary approval from the court of the proposed class settlement. The court has now tentatively approved the proposed class settlement, approved the parties' notice plan and has set June 18, 2013 as the date for the final approval hearing. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition, results of operations or cash flows.
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, was filed in the United States District Court for the District of Nevada. Enterprise is now a defendant in a separate action and is no longer a defendant in the Sobel case. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. In the complaint, the plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. In 2010, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Following additional activity in the case, in March 2013, the court granted, in part, the plaintiffs' motion for partial summary judgment with respect to restitution and granted the plaintiffs' motion for class certification, while denying the Company's motion for partial summary judgment. The court further indicated that plaintiffs are entitled to prejudgment interest from the date of the plaintiffs' first amended complaint. A judgment has not yet been entered in the case, and there are expected to be further proceedings before the district court. The amount of a judgment could potentially exceed $40.0 million. The Company intends to appeal or seek other appropriate relief and believes that the court's liability, damages and class certification findings will be reversed. We continue to believe the outcome of this case will not be material to our financial condition, results of operations or cash flows.
Aside from the above mentioned, none of the other legal proceedings described in our Form 10-K have experienced any material changes.
In addition to the above mentioned and those described in our Form 10-K or in our other filings with SEC, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. Other than with respect to the aggregate claims for public liability and property damage pending against us, management, based on the advice of legal counsel, does not believe that any of the matters resolved, or pending against us, are material to us and our subsidiaries taken as a whole.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated. Other than with respect to the aggregate reserve established for claims for public liability and property damage, none of those reserves are material. For matters where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed in our Form 10-K or in our other filings with SEC, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.

Contingencies and Off-Balance Sheet Commitments
Legal Proceedings
From time to time we are a party to various legal proceedings. Other than with respect to the aggregate claims for public liability and property damage pending against us, management does not believe that any of the matters resolved, or pending against us, during 2012 are material to us and our subsidiaries taken as a whole. While we have accrued a liability with respect to claims for public liability and property damage of $332.2 million at December 31, 2012, management, based on the advice of legal counsel, does not believe any of the other pending matters described below are material. We have summarized below, for purposes of providing background, various legal proceedings to which we were and/or are a party during 2012 or the period after December 31, 2012 but before the filing of this Annual Report. In addition to the following, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. As previously disclosed, on June 15, 2011 we received a subpoena from the staff of the Securities and Exchange Commission, or "SEC," seeking production of documents related to our proposed business combination with Dollar Thrifty. On February 14, 2013, we were informed by the staff that the investigation has been completed and that no action was taken by the staff or the SEC.

1.	Hertz Equipment Rental Corporation, or “HERC,” Loss Damage Waiver
On August 15, 2006, Davis Landscape, Ltd., individually and on behalf of all others similarly situated, filed a complaint against HERC in the United States District Court for the District of New Jersey. In November 2006, the complaint was amended to add another plaintiff, Miguel V. Pro, and more claims. The Davis Landscape matter purports to be a nationwide class action on behalf of all persons and business entities who rented equipment from HERC and who paid a Loss Damage Waiver, or “LDW,” or an Environmental Recovery Fee, or “ERF.” The plaintiffs seek a declaratory judgment and injunction prohibiting HERC from engaging in acts with respect to the LDW and ERF charges that violate the New Jersey Consumer Fraud Act and claim that the charges violate the Uniform Commercial Code. The plaintiffs also seek an unspecified amount of compensatory damages with the return of all LDW and ERF charges paid, attorneys' fees and costs as well as other damages. The court has granted class certification, denied our motion for summary judgment and the case is in the discovery stages. In February 2012, we filed separate motions for partial summary judgment on the LDW and ERF claims and we filed a motion to decertify the class. In June 2012, the judge denied our motion for partial summary judgment on the LDW claim and, in July 2012, the judge granted our motion for partial summary judgment on the ERF claim. The court also entered an order referring the case to mediation by private consent of the parties. We have continued to work through the mediator and in direct discussions with plaintiffs’ counsel on an acceptable settlement of this litigation and have accrued our best estimate of the ultimate cost which is not material to our financial condition.

2.	Concession Fee Recoveries
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, or “Enterprise,” was filed in the United States District Court for the District of Nevada. The plaintiffs agreed to not pursue claims against Enterprise initially and the case only proceeded against Hertz. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. The plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. Relevant documents were produced, depositions were taken and pre-trial motions were filed. After the court rendered a mixed ruling on the parties' cross‑motions for summary judgment and after the Lydia Lee case was refiled against Enterprise, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Since that time, the plaintiffs filed a motion for class certification-which we opposed-and discovery has commenced again. A separate action is proceeding against Enterprise, National and Alamo. In May 2012, all briefing was completed on the two outstanding issues—unjust enrichment and damages. The briefing included expert reports as submitted by both sides. In October 2012, the court held a hearing on the plaintiffs’ motion for class certification. The court has since entered a stay order and the parties will again be engaging in mediation.

3.	Telephone Consumer Protection Act
On May 3, 2007, Fun Services of Kansas City, Inc., individually and as the representative of a class of similarly‑situated persons, v. Hertz Equipment Rental Corporation was commenced in the District Court of Wyandotte County, Kansas. The case was subsequently transferred to the District Court of Johnson County, Kansas. The Fun Services matter purports to be a class action on behalf of all persons in Kansas and throughout the United States who, on or after four years prior to the filing of the action, were sent facsimile messages of advertising materials relating to the availability of property, goods or services by HERC and who did not provide express permission for sending such faxes. The plaintiffs seek an unspecified amount of compensatory damages, attorney's fees and costs. In August 2009, the court issued an order that stayed all activity in this litigation pending a decision by the Kansas Supreme Court in Critchfield Physical Therapy, Inc. v. Taranto Group, Inc., another Telephone Consumer Protection Act case. The Kansas Supreme Court issued its decision in September 2011. Thereafter, the District Court of Johnson County lifted the stay in the Fun Services case and issued a scheduling order that addresses class certification discovery. In February 2012, HERC filed a Notice of Removal with the U.S. District Court for the District of Kansas seeking to remove the case to federal court based on federal question jurisdiction. In March 2012, the federal magistrate entered an order requiring the parties to engage in mediation and report back to her regarding their progress by June 2012. In June 2012, a mediation was held and as a result of the mediation, the parties reached an agreement in principle to settle this class action. A settlement that addresses compensation to class members, class counsel fees and the claims process was finalized by the parties’ counsel in January 2013. The court issued an order preliminarily approving the settlement in January 2013 and the final approval hearing is currently scheduled for April 2013. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition.

4.	California Tourism Assessments
We are currently a defendant in a proceeding that purports to be a class action brought by Michael Shames and Gary Gramkow against The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent A Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission, and Caroline Beteta.
Originally filed in November of 2007, the action is pending in the United States District Court for the Southern District of California, and plaintiffs claim to represent a class of individuals or entities that purchased rental car services from a defendant at airports located in California after January 1, 2007. Plaintiffs allege that the defendants agreed to charge consumers a 2.5% tourism assessment and not to compete with respect to this assessment, while misrepresenting that this assessment is owed by consumers, rather than the rental car defendants, to the California Travel and Tourism Commission, or the “CTTC.” Plaintiffs also allege that defendants agreed to pass through to consumers a fee known as the Airport Concession Fee, which fee had previously been required to be included in the rental car defendants' individual base rates, without reducing their base rates. Based on these allegations, the amended complaint seeks treble damages, disgorgement, injunctive relief, interest, attorneys' fees and costs. Plaintiffs dropped their claims against Caroline Beteta. Plaintiffs' claims against the rental car defendants have been dismissed, except for the federal antitrust claim. In June 2010, the United States Court of Appeals for the Ninth Circuit affirmed the dismissal of the plaintiffs' antitrust case against the CTTC as a state agency immune from antitrust complaint because the California Legislature foresaw the alleged price‑fixing conspiracy that was the subject of the complaint. The plaintiffs subsequently filed a petition with the Ninth Circuit seeking a rehearing and that petition was granted. In November 2010, the Ninth Circuit withdrew its June opinion and instead held that state action immunity was improperly invoked. The Ninth Circuit reinstated the plaintiffs' antitrust claims and remanded the case to the district court for further proceedings. In May 2012, the district court issued an order preliminarily approving the settlement of this action; certifying a settlement class; certifying a class representative and lead counsel; and providing for class notice. In October 2012, the court held a final approval hearing. In November 2012, the court issued an order of final approval of the settlement of this action. One of the objectors to the settlement has filed a notice of appeal of this order with the United States Court of Appeals for the Ninth Circuit. We have accrued our best estimate of the ultimate cost which is not material to our financial condition.

5.	Public Liability and Property Damage
We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. At December 31, 2012 and December 31, 2011 our liability recorded for public liability and property damage matters was $332.2 million and $281.5 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
We intend to assert that we have meritorious defenses in the foregoing matters and we intend to defend ourselves vigorously.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated, including for various of the matters set forth above. Other than with respect to the aggregate reserves established for claims for public liability and property damage, none of those reserves are material. For matters, including those described above, where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed above, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.
Off-Balance Sheet Commitments
As of December 31, 2012 and December 31, 2011, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and Hertz will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. Hertz Holdings also entered into indemnification agreements with each of its directors. We do not believe that these indemnifications are reasonably likely to have a material impact on us.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of December 31, 2012 and December 31, 2011, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $1.5 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of March 31, 2013 and December 31, 2012 and the Condensed Consolidating Statements of Operations and Comprehensive Income (Loss) for the three month periods ended March 31, 2013 and 2012, and Statements of Cash Flows for the three months ended March 31, 2013 and 2012, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis.

In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. The following condensed consolidating financial statements now reflects the results of this change for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.

CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of December 31, 2012 and 2011 and the Condensed Consolidating Statements of Operations, Comprehensive Income (Loss) and Cash Flows for the years ended December 31, 2012, 2011 and 2010, and Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis. The Guarantor Subsidiaries are consistent with those entities which guaranteed the Company's existing indebtedness as of December 31, 2011 and December 31, 2010, with the exception of the Company's Simply Wheelz subsidiary which was sold in connection with the Advantage divestiture, as more fully described below, and therefore is not included as a guarantor of the debt in this Form 10-K.
On December 12, 2012, pursuant to a consent agreement Hertz Holdings entered into with the Federal Trade Commission in connection with the Dollar Thrifty acquisition, we consummated the Advantage Divestiture. Prior to the Advantage Divestiture, Simply Wheelz, the legal entity associated with Advantage, had been included within these condensed consolidating financial statements as a Guarantor Subsidiary. The following condensed consolidating financial statements which include Simply Wheelz now reflects it as a Non-Guarantor Subsidiary for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided as management believes the following information is sufficient, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$3,961,435	$701,264	$5,350,348	$(2,450,513)	$7,562,534
Expenses:
Direct operating	2,217,864	452,674	1,612,856	—	4,283,394
Depreciation of revenue earning equipment and lease charges	1,938,416	200,252	2,179,992	(2,450,513)	1,868,147
Selling, general and administrative	320,192	67,739	276,511	—	664,442
Interest expense, net of interest income	297,276	20,068	396,880	—	714,224
Other (income) expense, net	9,915	(3)	(9,907)	—	5
Total expenses	4,783,663	740,730	4,456,332	(2,450,513)	7,530,212
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(822,228)	(39,466)	894,016	—	32,322
(Provision) benefit for taxes on income (loss)	314,692	10,718	(358,732)	—	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	489,153	(5,268)	—	(483,885)	—
Net income (loss)	(18,383)	(34,016)	535,284	(483,885)	(1,000)
Less: Net income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(18,383)	$(34,016)	$517,901	$(483,885)	$(18,383)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$337,055	$88,941	$2,193,486	$(381,555)	$2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	19,932	(17,514)	158,098	—	160,516
Revenue earning equipment expenditures	(188,057)	(96,452)	(8,156,363)	—	(8,440,872)
Proceeds from disposal of revenue earning equipment	169,451	75,139	7,273,856	—	7,518,446
Property and equipment expenditures	(92,415)	(14,137)	(72,657)	—	(179,209)
Proceeds from disposal of property and equipment	4,311	10,416	24,178	—	38,905
Capital contributions to subsidiaries	(1,544,332)	—	—	1,544,332	—
Return of capital from subsidiaries	1,877,095	—	—	(1,877,095)	—
Acquisitions, net of cash acquired	(35)	(43,789)	(3,747)	—	(47,571)
Purchase of short-term investments, net	3,183	94	214	—	3,491
Other investing activities	—	—	2,726	—	2,726
Net cash provided by (used in) investing activities	249,133	(86,243)	(773,695)	(332,763)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,209,866	—	1,425,847	—	2,635,713
Payment of long-term debt	(73,342)	(68)	(2,880,823)	—	(2,954,233)
Short-term borrowings:
Proceeds	—	—	490,490	—	490,490
Payments	(2,615)	—	(968,334)	—	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(18,907)	(3,515)	1,048,492	—	1,026,070
Distributions to noncontrolling interest	—	—	(18,200)	—	(18,200)
Capital contributions received from parent	—	—	1,544,332	(1,544,332)	—
Payment of dividends and return of capital	(23,000)	—	(2,258,650)	2,258,650	(23,000)
Proceeds from employee stock purchase plan	3,208	—	—	—	3,208
Loan from Hertz Global Holdings, Inc.	(6,173)	—	—	—	(6,173)
Excess tax benefits from exercise of stock	(258)	—	—	—	(258)
Payment of financing costs	(29,111)	—	(49,040)	—	(78,151)
Net cash provided by (used in) financing activities	1,059,668	(3,583)	(1,665,886)	714,318	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(10,337)	—	(10,337)
Net decrease in cash and cash equivalents during the period	1,645,856	(885)	(256,432)	—	1,388,539
Cash and cash equivalents at beginning of period	108,522	6,043	870,902	—	985,467
Cash and cash equivalents at end of period	$1,754,378	$5,158	$614,470	$—	$2,374,006

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events
Subsequent Events
Subsequent Events
In April 2013, Hertz entered into an Amendment No. 2, or "Amendment No. 2," to the Senior Term Facility, primarily to reduce the interest rate applicable to a portion of the outstanding term loans under the Senior Term Facility. Prior to Amendment No. 2, approximately $1,372.0 million of tranche B term loans, or “Tranche B Term Loans”, under the Senior Term Facility bore interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 1.00 percent plus a borrowing margin of 2.75 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.75 percent per annum. Pursuant to Amendment No. 2, certain of the existing lenders under the Senior Term Facility converted their existing Tranche B Term Loans into a new tranche of tranche B-2 term loans, or the “Tranche B-2 Term Loans”, in an aggregate principal amount, along with new loans advanced by certain new lenders, of approximately $1,372.0 million. The proceeds of Tranche B-2 Term Loans advanced by the new lenders were used to prepay in full all of the Tranche B Term Loans that were not converted into Tranche B-2 Term Loans.
The Tranche B-2 Term Loans bear interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 0.75 percent plus a borrowing margin of 2.25 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.25 percent per annum. The terms and conditions of the new Tranche B-2 Term Loans with respect to maturity, collateral, and covenants are otherwise unchanged compared to the Tranche B Term Loans.
On April 15, 2013, Hertz entered into definitive agreements with China Auto Rental Holdings, Inc., or “China Auto,” and related parties pursuant to which Hertz made a strategic investment in China Auto. China Auto is the largest car rental company in China. Pursuant to the transaction, Hertz invested cash and certain of its assets in China and received common stock and convertible notes in return. Upon the closing of the transaction which occurred on April 30, 2013, Hertz owns 10% of China Auto's ordinary shares and has a seat on China Auto's Board. Upon conversion of the notes, Hertz would have 18.64% on a fully diluted basis. This transaction will be accounted for under the equity method of accounting in accordance with GAAP.

Subsequent Events
On January 23, 2013, Hertz Vehicle Financing LLC, or ‘‘HVF,’’ an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.

Goodwill and Other Intangible Assets (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Goodwill and Other Intangible Assets
Summary of changes in goodwill, by segment
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2013
Goodwill	$1,287.5	$775.4	$2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	1,241.4	100.5	1,341.9

Goodwill acquired during the period	—	—	—
Adjustments to previously recorded purchase price allocation(a)	9.2	4.6	13.8
Other changes during the period(b)	(2.9)	(0.1)	(3.0)
	6.3	4.5	10.8

Balance as of March 31, 2013
Goodwill	1,293.8	779.9	2,073.7
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,247.7	$105.0	$1,352.7

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(c)	(15.3)	—	(15.3)
Other changes during the year(d)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9
_____________________________________________________

The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(a)	(15.3)	—	(15.3)
Other changes during the year(b)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2011
Goodwill	$367.9	$681.7	$1,049.6
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	321.8	6.8	328.6

Goodwill acquired during the year	53.1	12.3	65.4
Adjustments to previously recorded purchase price allocation	(0.9)	(0.1)	(1.0)
Other changes during the year(b)	(0.8)	(0.1)	(0.9)
	51.4	12.1	63.5

Balance as of December 31, 2011
Goodwill	419.3	693.8	1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$373.2	$18.9	$392.1
_______________________________________________________________________________

(a)	Consists of deferred tax adjustments recorded during 2012.

(b)	Primarily consists of changes resulting from disposals and the translation of foreign currenc

Components of other intangible assets by major classes

	March 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.6	$(451.3)	$243.3
Other(1)	457.4	(46.9)	410.5
Total	1,152.0	(498.2)	653.8
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	18.2	—	18.2
Total	3,348.2	—	3,348.2
Total other intangible assets, net	$4,500.2	$(498.2)	$4,002.0

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1
_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.

Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(3)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$672.6	$(365.5)	$307.1
Other(2)	74.7	(27.8)	46.9
Total	747.3	(393.3)	354.0
Indefinite-lived intangible assets:
Trade name	2,190.0	—	2,190.0
Other(3)	18.2	—	18.2
Total	2,208.2	—	2,208.2
Total other intangible assets, net	$2,955.5	$(393.3)	$2,562.2

Business Combinations and Divestitures (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Business Combinations and Divestitures
Business Acquisition, Pro Forma Information
The following table presents unaudited pro forma financial information as if the acquisition of Dollar Thrifty had occurred on January 1, 2012 for the period presented below (in millions of dollars).

	Revenue	Loss
2012 supplemental pro forma from 1/1/12 - 3/31/12 (combined entity)	$2,257.4	$(33.0)

The unaudited pro forma financial information for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	Revenue	Earnings
Actual from 09/01/11 - 12/31/11 (Donlen only)(1)	$142.7	$2.0
Actual from 11/19/12 - 12/31/12 (Dollar Thrifty only)(2)	170.6	(25.9)
2012 supplemental pro forma from 1/1/12 - 12/31/12 (combined entity)(3)	10,193.3	441.8
2011 supplemental pro forma from 1/1/11 - 12/31/11 (combined entity)(4)	9,920.3	235.1
2010 supplemental pro forma from 1/1/10 - 12/31/10 (combined entity)(5)	7,904.3	(48.6)
_______________________________________________

(1)
Donlen's actual earnings for the four months ended December 31, 2011 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and the fair value adjustment related to acquired software, as well as, the write-off of certain unamortized debt costs.

(2)
Dollar Thrifty's actual earnings for the 43 days ended December 31, 2012 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and non-recurring compensation costs in connection with the merger.

(3)
The unaudited pro forma financial information for the year ended December 31, 2012 combines the historical results of Hertz and Dollar Thrifty for the year ended December 31, 2012, and the effects of the pro forma adjustments listed below.

(4)
The unaudited pro forma financial information for the year ended December 31, 2011 combines the historical results of Hertz, Donlen and Dollar Thrifty for the year ended December 31, 2011, and the effects of the pro forma adjustments listed below.

(5)
The unaudited pro forma financial information for the year ended December 31, 2010 combines the historical results of Hertz and Donlen for the year ended December 31, 2010, and the effects of the pro forma adjustments listed below.

Depreciation of Revenue Earning Equipment and Lease Charges (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1

Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

Debt (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt
Components of debt

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

Schedule of outstanding principal amount for each series of the Senior Notes

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.

Components of maturities of debt

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

Schedule of facilities available for the use of Hertz and its subsidiaries

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Employee Retirement Benefits (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Employee Retirement Benefits
Components of net periodic pension and postretirement expense

	Pension Benefits				Postretirement Benefits (U.S.)
	U.S.		Non-U.S.
	Three Months Ended March 31,
	2013	2012	2013	2012	2013	2012
Components of Net Periodic
Benefit Cost:
Service cost	$7.3	$6.3	$0.6	$0.3	$0.1	$0.1
Interest cost	6.7	6.5	2.3	2.3	0.2	0.2
Expected return on plan assets	(7.5)	(7.3)	(3.1)	(3.0)	—	—
Net amortizations	4.3	2.8	0.1	—	—	—
Net pension /
postretirement expense	$10.8	$8.3	$(0.1)	$(0.4)	$0.3	$0.3

The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits						Postretirement Benefits (U.S.)
	U.S.			Non-U.S.
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
Components of Net Periodic Benefit Cost:
Service cost	$24.8	$26.2	$24.0	$1.9	$4.0	$5.2	$0.2	$0.2	$0.3
Interest cost	28.2	27.5	26.1	9.7	11.0	9.7	0.8	0.9	0.9
Expected return on plan assets	(31.5)	(30.5)	(26.6)	(12.1)	(12.8)	(10.0)	—	—	—
Net amortizations	11.8	7.2	4.6	(0.1)	(0.7)	(1.0)	—	0.1	—
Settlement loss	2.0	2.2	0.4	—	—	—	—	—	—
Curtailment gain	—	—	—	—	(12.9)	(0.2)	—	—	—
Special termination cost	—	—	—	—	0.1	—	—	—	—
Net pension and postretirement expense	$35.3	$32.6	$28.5	$(0.6)	$(11.3)	$3.7	$1.0	$1.2	$1.2

Weighted‑average discount rate for expense (January 1)	4.71%	5.12%	5.42%	4.78%	5.36%	5.71%	4.4%	4.9%	5.4%
Weighted‑average assumed long-term rate of return on assets (January 1)	8.00%	8.40%	8.50%	7.44%	7.46%	7.46%	N/A	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	8.1%	8.4%	8.7%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	4.5%	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	N/A	N/A	17	18	19

Stock-Based Compensation (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stock-Based Compensation
Summary of the total compensation expense and associated recognized income tax benefits

	Three Months Ended March 31,
	2013	2012
Compensation expense	$8.0	$7.5
Income tax benefit	(3.1)	(2.9)
Total	$4.9	$4.6

A summary of the total compensation expense and associated income tax benefits recognized under the Prior Plans and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Compensation expense	$30.3	$31.0	$36.6
Income tax benefit	(11.7)	(12.0)	(14.2)
Total	$18.6	$19.0	$22.4

Segment Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Information
Summary of contribution of reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts
The contribution of our reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts are summarized below (in millions of dollars).

	Three Months Ended March 31,
	Revenues		Adjusted Pre-Tax Income (Loss)
	2013	2012	2013	2012
Car rental	$2,084.8	$1,658.2	$208.4	$91.6
Equipment rental	351.0	302.1	45.8	25.9
Total reportable segments	2,435.8	1,960.3	254.2	117.5
Other	0.7	0.6
Total	$2,436.5	$1,960.9
Adjustments:
Other reconciling items(1)			(103.2)	(81.9)
Purchase accounting(2)			(33.7)	(24.1)
Non-cash debt charges(3)			(10.0)	(18.6)
Restructuring charges			(3.7)	(6.7)
Restructuring related charges(4)			(4.2)	(3.3)
Integration expenses(5)			(10.8)	—
Acquisition related costs			(2.6)	(6.9)
Income (loss) before income taxes			$86.0	$(24.0)
_______________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)
Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Primarily represents Dollar Thrifty related expenses and adjustments

The contribution of our reportable segments for the years ended December 31, 2012, 2011 and 2010 is summarized below (in millions of dollars).

	Years ended December 31,
	2012	2011	2010
Revenues
Car rental	$7,633.0	$7,083.5	$6,486.2
Equipment rental	1,385.4	1,209.5	1,070.1
Other reconciling items	2.4	5.4	6.2
Total	$9,020.8	$8,298.4	$7,562.5
Adjusted pre-tax income(a)
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	$227.0	$161.6	$78.0
Depreciation of revenue earning equipment and lease charges
Car rental	$1,876.1	$1,651.4	$1,594.6
Equipment rental	272.1	254.3	273.5
Total	$2,148.2	$1,905.7	$1,868.1
Depreciation of property and equipment
Car rental	$126.9	$116.1	$112.3
Equipment rental	34.1	33.7	34.3
Other reconciling items	11.6	8.2	7.4
Total	$172.6	$158.0	$154.0
Amortization of other intangible assets
Car rental	$41.7	$32.7	$30.2
Equipment rental	40.6	35.8	33.4
Other reconciling items	1.8	1.5	1.1
Total	$84.1	$70.0	$64.7
Interest expense
Car rental	$316.3	$333.1	$401.3
Equipment rental	52.0	45.3	39.4
Other reconciling items	229.5	271.9	285.8
Total	$597.8	$650.3	$726.5

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment and property and equipment
Car rental
Expenditures	$9,118.3	$9,109.9	$8,430.1
Proceeds from disposals	(7,054.4)	(7,689.4)	(7,432.7)
Net expenditures	$2,063.9	$1,420.5	$997.4
Equipment rental
Expenditures	$787.6	$617.5	$186.1
Proceeds from disposals	(192.3)	(213.8)	(124.3)
Net expenditures (proceeds)	$595.3	$403.7	$61.8
Other reconciling items
Expenditures	$20.1	$8.6	$3.9
Proceeds from disposals	(16.1)	(1.0)	(0.3)
Net expenditures	$4.0	$7.6	$3.6

	As of December 31,
	2012	2011
Total assets at end of year
Car rental	$18,454.2	$13,037.9
Equipment rental	3,623.0	3,058.9
Other reconciling items	1,213.0	1,570.5
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
Car rental	$10,710.1	$8,318.7
Equipment rental	2,198.2	1,786.7
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
Car rental	$1,111.3	$971.3
Equipment rental	235.9	203.7
Other reconciling items	89.2	76.9
Total	$1,436.4	$1,251.9
We operate in the United States and in international countries. International operations are substantially in Europe. The operations within major geographic areas are summarized below (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenues
United States	$6,313.4	$5,413.3	$4,993.7
International	2,707.4	2,885.1	2,568.8
Total	$9,020.8	$8,298.4	$7,562.5

	As of December 31,
	2012	2011
Total assets at end of year
United States	$18,140.9	$12,724.4
International	5,149.3	4,942.9
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
United States	$10,221.3	$7,621.2
International	2,687.0	2,484.2
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
United States	$1,226.1	$1,036.7
International	210.3	215.2
Total	$1,436.4	$1,251.9

(a)	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):

	Years Ended December 31,
Adjusted pre-tax income	2012	2011	2010
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	227.0	161.6	78.0
Total reportable segments	1,247.1	1,011.8	719.9
Adjustments:
Other reconciling items(1)	(320.5)	(306.2)	(347.9)
Purchase accounting(2)	(109.6)	(87.6)	(90.3)
Non-cash debt charges(3)	(56.4)	(105.9)	(160.6)
Restructuring charges	(38.0)	(56.4)	(54.7)
Restructuring related charges(4)	(11.1)	(9.8)	(13.2)
Derivative gains (losses)(5)	(0.9)	0.1	(3.2)
Acquisition related costs and charges(6)	(163.7)	(18.8)	(17.7)
Management transition costs	—	(4.0)	—
Pension adjustment(7)	—	13.1	—
Premiums paid on debt(8)	—	(62.4)	—
Other(9)	(44.0)	—	—
Income before income taxes	$502.9	$373.9	$32.3
_______________________________________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Represents the mark-to-market adjustment on our interest rate cap.

(6)
Primarily represents Dollar Thrifty acquisition related expenses, change in control expenses, 'Day-1' compensation expenses and other adjustments related to the Dollar Thrifty acquisition, loss on the Advantage divestiture, expenses related to additional required divestitures and costs associated with the Dollar Thrifty acquisition, pre-acquisition interest and commitment fee expenses for interim financing associated with the Dollar Thrifty acquisition and a gain on the investment in Dollar Thrifty stock.

(7)
Represents a gain for the U.K. pension plan relating to unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily pertaining to inactive employees.

(8)	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

(9)	Primarily represents expenses related to the withdrawal from a multiemployer pension plan, litigation accrual and expenses associated with the impact of Hurricane Sandy.

Ohter Comprehensive Income (Loss) (Tables)	3 Months Ended
Mar. 31, 2013
STOCKHOLDERS' EQUITY
Schedule of stockholders equity

	Three months ended March 31,		Statement of Operations Captions
	2013	2012
Pension and other postretirement benefit plans
Amortization of actuarial losses	$4.3	$(0.2)	Selling, general and administrative
Tax provision	1.7	—
Net of tax	$2.6	$(0.2)

Restructuring (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Restructuring
Summary of restructuring charges in consolidated statement of operations

	Three Months Ended March 31,
	2013	2012
By Type:
Termination benefits	$2.3	$2.7
Consultant costs	0.3	0.2
Facility closure and lease obligation costs	1.1	3.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Caption:
Direct operating	$1.4	$4.9
Selling, general and administrative	2.3	1.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Segment:
Car rental	$3.1	$3.5
Equipment rental	0.5	3.2
Other reconciling items	0.1	—
Total	$3.7	$6.7

Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
By Type:
Termination benefits	$26.2	$14.4	$12.2
Pension and post retirement expense	1.0	0.4	0.4
Consultant costs	1.2	1.3	1.1
Asset writedowns	—	23.2	20.4
Facility closure and lease obligation costs	8.9	16.5	14.3
Relocation costs and temporary labor costs	0.4	0.6	5.0
Other	0.3	—	1.3
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Caption:
Direct operating	$22.6	$46.6	$43.5
Selling, general and administrative	15.4	9.8	11.2
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Segment:
Car rental	$26.4	$16.6	$18.1
Equipment rental	8.8	40.5	34.7
Other reconciling items	2.8	(0.7)	1.9
Total	$38.0	$56.4	$54.7

Schedule of activity affecting the restructuring accrual

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2013	$12.4	$0.2	$0.3	$8.1	$21.0
Charges incurred	2.3	—	0.3	1.1	3.7
Cash payments	(5.7)	—	(0.4)	(0.8)	(6.9)
Other(1)	(0.3)	—	—	(1.3)	(1.6)
Balance as of March 31, 2013	$8.7	$0.2	$0.2	$7.1	$16.2
_______________________________________________________________________________

(1)	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

The following table sets forth the activity affecting the restructuring accrual during the year ended December 31, 2012 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2011	$6.3	$0.2	$0.1	$10.9	$17.5
Charges incurred	14.4	0.4	1.3	40.3	56.4
Cash payments	(15.5)	—	(0.6)	(2.3)	(18.4)
Other(1)	3.9	(0.4)	(0.2)	(37.2)	(33.9)
Balance as of December 31, 2011	$9.1	$0.2	$0.6	$11.7	$21.6
Charges incurred	26.2	1.0	1.2	9.6	38.0
Cash payments	(22.6)	—	(0.9)	(3.3)	(26.8)
Other(2)	(0.3)	(1.0)	(0.6)	(9.9)	(11.8)
Balance as of December 31, 2012	$12.4	$0.2	$0.3	$8.1	$21.0
_______________________________________________________________________________

Financial Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Financial Instruments
Summary of financial assets and liabilities measured at fair value on a recurring basis

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.

The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.

Schedule of gain (loss) on derivative instruments not designated as hedges recognized in income

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

Offsetting Assets
The impact of offsetting derivative instruments is depicted below (in millions of dollars):

As of March 31, 2013:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swap	$1.6	$—	$1.6	$—	$—	$1.6
Interest rate caps	0.8	—	0.8	—	—	0.8
Foreign exchange forward contracts	2.7	—	2.7	—	—	2.7
Foreign exchange options	0.1	—	0.1	—	—	0.1
Total	$5.2	$—	$5.2	$—	$—	$5.2

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.8	$—	$0.8	$—	$—	$0.8
Foreign exchange forward contracts	4.4	—	4.4	—	—	4.4
Total	$5.2	$—	$5.2	$—	$—	$5.2

As of December 31, 2012:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.9	$—	$0.9	$—	$—	$0.9
Foreign exchange forward contracts	3.4	—	3.4	—	—	3.4
Foreign exchange options	0.2	—	0.2	—	—	0.2
Total	$4.5	$—	$4.5	$—	$—	$4.5

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swaps	$0.1	$—	$0.1	$—	$—	$0.1
Interest rate caps	0.9	—	0.9	—	—	0.9
Foreign exchange forward contracts	4.5	—	4.5	—	—	4.5
Total	$5.5	$—	$5.5	$—	$—	$5.5

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Schedule of condensed consolidating balance sheets
CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

Schedule of condensed consolidating statement of operations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

Schedule of condensed consolidating comprehensive income (loss)
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

Schedule of condensed consolidating statement of cash flows
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

Background (Details)	1 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012
Background
Parent Interest in Reporting Entity	100.00%
Percentage Held in Parent by Ultimate Parent	100.00%
Common Stock Shares Sold by Investors Group to Underwriter	60,050,777	50,000,000	50,000,000
Shares of common stock acquired	23,200,000
Common stock of Hertz Holdings owned by the Sponsors (as a percent)	13.00%	26.00%	26.00%

Cash and Cash Equivalents and Restricted Cash and Cash Equivalents (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted cash and cash equivalents
Maximum original maturity period of highly liquid debt instruments to be considered as cash equivalents	3 months			3 months
Restricted cash and cash equivalents	$ 425,161		$ 571,634	$ 308,039
Net change in restricted cash and cash equivalents	(142,642)	(97,639)	261,605	101,766	(160,516)
Fleet debt
Restricted cash and cash equivalents
Restricted cash and cash equivalents	370,500		494,000
Net change in restricted cash and cash equivalents	$ (123,500)

Goodwill and Other Intangible Assets (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Goodwill
Balance at the beginning of the period	$ 2,062,900,000	$ 1,113,100,000	$ 1,049,600,000
Accumulated impairment losses at the beginning of the period	(721,000,000)	(721,000,000)	(721,000,000)
Net goodwill, balance at the beginning of the period	1,341,872,000	392,094,000	328,600,000
Goodwill acquired during the period	0	966,900,000	65,400,000
Adjustments to previously recorded purchase price allocation	13,800,000	(15,300,000)	(1,000,000)
Other changes during the period	(3,000,000)	(1,800,000)	(900,000)
Total changes in goodwill	10,800,000	949,800,000	63,500,000
Balance at the end of the period	2,073,700,000	2,062,900,000	1,113,100,000
Accumulated impairment losses at the end of the period	(721,000,000)	(721,000,000)	(721,000,000)
Net goodwill, balance at the end of the period	1,352,694,000	1,341,872,000	392,094,000
Car Rental
Goodwill
Balance at the beginning of the period	1,287,500,000	419,300,000	367,900,000
Accumulated impairment losses at the beginning of the period	(46,100,000)	(46,100,000)	(46,100,000)
Net goodwill, balance at the beginning of the period	1,241,400,000	373,200,000	321,800,000
Goodwill acquired during the period	0	884,900,000	53,100,000
Adjustments to previously recorded purchase price allocation	9,200,000	(15,300,000)	(900,000)
Other changes during the period	(2,900,000)	(1,400,000)	(800,000)
Total changes in goodwill	6,300,000	868,200,000	51,400,000
Balance at the end of the period	1,293,800,000	1,287,500,000	419,300,000
Accumulated impairment losses at the end of the period	(46,100,000)	(46,100,000)	(46,100,000)
Net goodwill, balance at the end of the period	1,247,700,000	1,241,400,000	373,200,000
Equipment Rental
Goodwill
Balance at the beginning of the period	775,400,000	693,800,000	681,700,000
Accumulated impairment losses at the beginning of the period	(674,900,000)	(674,900,000)	(674,900,000)
Net goodwill, balance at the beginning of the period	100,500,000	18,900,000	6,800,000
Goodwill acquired during the period	0	82,000,000	12,300,000
Adjustments to previously recorded purchase price allocation	4,600,000	0	(100,000)
Other changes during the period	(100,000)	(400,000)	(100,000)
Total changes in goodwill	4,500,000	81,600,000	12,100,000
Balance at the end of the period	779,900,000	775,400,000	693,800,000
Accumulated impairment losses at the end of the period	(674,900,000)	(674,900,000)	(674,900,000)
Net goodwill, balance at the end of the period	$ 105,000,000	$ 100,500,000	$ 18,900,000

Goodwill and Other Intangible Assets (Details 2) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortizable intangible assets:
Gross Carrying Amount	$ 1,152,000,000		$ 1,154,300,000	$ 747,300,000
Accumulated Amortization	(498,200,000)		(467,800,000)	(393,300,000)
Net Carrying Value	653,800,000		686,500,000	354,000,000
Indefinite-lived intangible assets:
Gross Carrying Amount	3,348,200,000		3,345,600,000	2,208,200,000
Total Other intangible assets
Gross Carrying Amount	4,500,200,000		4,499,900,000	2,955,500,000
Accumulated Amortization	(498,200,000)		(467,800,000)	(393,300,000)
Net Carrying Value	4,002,046,000		4,032,111,000	2,562,234,000
Amortization of other intangible assets	30,499,000	19,166,000	84,096,000	70,039,000	64,713,000
Expected amortization expense for the remainder of 2013	90,100,000		120,500,000
Expected Amortization expense in 2013	116,300,000		116,100,000
Expected Amortization expense in 2014	113,800,000		113,700,000
Expected Amortization expense in 2015	64,900,000		64,800,000
Expected Amortization expense in 2016	51,800,000		51,800,000
Car Rental
Total Other intangible assets
Amortization of other intangible assets			41,700,000	32,700,000	30,200,000
Equipment Rental
Total Other intangible assets
Amortization of other intangible assets			40,600,000	35,800,000	33,400,000
Customer-related
Amortizable intangible assets:
Gross Carrying Amount	694,600,000		694,700,000	672,600,000
Accumulated Amortization	(451,300,000)		(434,000,000)	(365,500,000)
Net Carrying Value	243,300,000		260,700,000	307,100,000
Total Other intangible assets
Accumulated Amortization	(451,300,000)		(434,000,000)	(365,500,000)
Other amortizable intangible assets
Amortizable intangible assets:
Gross Carrying Amount	457,400,000		459,600,000	74,700,000
Accumulated Amortization	(46,900,000)		(33,800,000)	(27,800,000)
Net Carrying Value	410,500,000		425,800,000	46,900,000
Total Other intangible assets
Accumulated Amortization	(46,900,000)		(33,800,000)	(27,800,000)
Trade name
Indefinite-lived intangible assets:
Gross Carrying Amount	3,330,000,000		3,330,000,000	2,190,000,000
Other indefinite-lived intangible assets
Indefinite-lived intangible assets:
Gross Carrying Amount	$ 18,200,000		$ 15,600,000	$ 18,200,000

Business Combinations and Divestitures (Details) (USD $)	0 Months Ended	3 Months Ended	12 Months Ended			0 Months Ended	11 Months Ended	3 Months Ended	12 Months Ended			0 Months Ended
	Nov. 19, 2012	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc	Mar. 31, 2013 Series of Individually Immaterial Business Acquisitions location	Dec. 31, 2012 Series of Individually Immaterial Business Acquisitions location	Mar. 31, 2013 Dollar Thrifty Automotive Group Inc	Dec. 12, 2012 Dollar Thrifty Automotive Group Inc	Nov. 19, 2012 Initial Airport Locations Advantage location
Acquisition
Per share price						$ 87.5	$ 87.5
Recognized identifiable assets acquired, goodwill and liabilities assumed, net						$ 2,592,000,000	$ 2,592,000,000
Gross cash acquisition payments	2,551,000,000					2,551,000,000
Recognized identifiable assets acquired and liabilities assumed, cash and cash equivalents						404,000,000	404,000,000
Fair value of equity interest in acquiree						41,000,000	41,000,000
Proceeds from issuance of debt							1,950,000,000
Business Acquisition, Pro Forma Information [Abstract]
Pro Forma Revenue		2,257,400,000	10,193,300,000	9,920,300,000	7,904,300,000
Pro Forma Loss		(33,000,000)	441,800,000	235,100,000	(48,600,000)
Other Acquisitions [Abstract]
Number of Businesses Acquired								5	19
Discontinued Operations and Disposal Groups [Abstract]
Number of locations secured for buyer												13
Estimate of possible loss										$ 22,600,000	$ 24,100,000

Taxes on Income (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Taxes on Income
Effective Income Tax Rate, Continuing Operations	69.20%	(100.90%)	45.20%	38.50%	103.10%
Expected effective income tax rate (as percent)	40.00%
Provision for taxes on income	$ (59,468)	$ (24,226)	$ (227,073)	$ (143,846)	$ (33,322)

Depreciation of Revenue Earning Equipment and Lease Charges (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment	$ 573,000,000	$ 531,400,000	$ 2,165,200,000	$ 1,921,800,000	$ 1,747,000,000
Adjustment of depreciation upon disposal of revenue earning equipment	(1,300,000)	(39,400,000)	(96,800,000)	(112,200,000)	42,900,000
Rents paid for vehicles leased	15,300,000	23,100,000	79,800,000	96,100,000	78,200,000
Total	$ 587,027,000	$ 515,106,000	$ 2,148,158,000	$ 1,905,739,000	$ 1,868,147,000

Depreciation of Revenue Earning Equipment and Lease Charges (Details 2) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	$ 1,300,000	$ 39,400,000	$ 96,800,000	$ 112,200,000	$ (42,900,000)
Net increase (decrease) in depreciation expenses			(130,600,000)
Car Rental
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	(3,300,000)	34,900,000	83,200,000	98,900,000	(32,900,000)
Net increase (decrease) in depreciation expenses	700,000	200,000		13,800,000	(19,100,000)
Equipment Rental
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	4,600,000	4,500,000	13,500,000	13,300,000	(10,000,000)
Net increase (decrease) in depreciation expenses	$ (100,000)		$ (500,000)	$ 4,400,000	$ (3,600,000)

Debt (Details) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended																												1 Months Ended	12 Months Ended			1 Months Ended	3 Months Ended	12 Months Ended																																																																																																							3 Months Ended
	Mar. 31, 2013	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Senior Notes 4 Point 25 Percent Due April 2018 [Member]	Dec. 31, 2012 Senior Notes 4 Point 25 Percent Due April 2018 [Member]	Mar. 31, 2013 Corporate Debt	Dec. 31, 2012 Corporate Debt	Dec. 31, 2011 Corporate Debt	Mar. 31, 2013 Senior credit facility	Dec. 31, 2012 Senior credit facility	Mar. 31, 2013 Senior Term Facility	Dec. 31, 2012 Senior Term Facility	Dec. 31, 2011 Senior Term Facility	Mar. 31, 2011 Senior Term Facility	Mar. 31, 2013 Senior ABL Facility	Dec. 31, 2012 Senior ABL Facility	Dec. 31, 2011 Senior ABL Facility	Mar. 31, 2013 Senior Notes		Dec. 31, 2012 Senior Notes		Dec. 31, 2011 Senior Notes		Mar. 31, 2013 7.50% Senior Notes due October 2018	Dec. 31, 2012 7.50% Senior Notes due October 2018	Dec. 31, 2011 7.50% Senior Notes due October 2018	Mar. 31, 2013 7.375% Senior Notes due January 2021	Dec. 31, 2012 7.375% Senior Notes due January 2021	Dec. 31, 2011 7.375% Senior Notes due January 2021	Mar. 31, 2012 6.25% Senior Notes Due October 2022	Dec. 31, 2012 6.25% Senior Notes Due October 2022	Mar. 31, 2013 6.25% Senior Notes Due October 2022	Dec. 31, 2011 6.25% Senior Notes Due October 2022	Mar. 31, 2012 6.75% Senior Notes due April 2019	Mar. 31, 2013 6.75% Senior Notes due April 2019	Dec. 31, 2012 6.75% Senior Notes due April 2019	Dec. 31, 2011 6.75% Senior Notes due April 2019	Mar. 31, 2013 5.875% Senior Notes Due October 2020	Dec. 31, 2012 5.875% Senior Notes Due October 2020	Mar. 31, 2013 Promissory Notes	Dec. 31, 2012 Promissory Notes	Dec. 31, 2011 Promissory Notes	Mar. 31, 2013 Other Corporate Debt	Dec. 31, 2012 Other Corporate Debt	Dec. 31, 2011 Other Corporate Debt	Mar. 31, 2013 Fleet debt	Dec. 31, 2012 Fleet debt	Dec. 31, 2011 Fleet debt	Mar. 31, 2013 U.S. Fleet Variable Funding Notes	Dec. 31, 2012 U.S. Fleet Variable Funding Notes	Dec. 31, 2011 U.S. Fleet Variable Funding Notes	Mar. 31, 2013 U.S. Fleet Variable Funding Notes Series 2009-1		Dec. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1		Mar. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1	Dec. 31, 2011 U.S. Fleet Variable Funding Notes Series 2009-1		Mar. 31, 2013 U.S. Fleet Medium Term Notes	Dec. 31, 2012 U.S. Fleet Medium Term Notes	Dec. 31, 2011 U.S. Fleet Medium Term Notes	Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2009-2 Notes		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2009-2 Notes		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2009-2 Notes		Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2010-1 Notes		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2010-1 Notes		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2010-1 Notes		Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2011-1 Notes		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2011-1 Notes		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2011-1 Notes		Mar. 31, 2013 US Fleet Medium Term Notes 2013 Series 1	Jan. 31, 2013 US Fleet Medium Term Notes 2013 Series 1	Mar. 31, 2013 RCFC US Fleet Variable Funding Notes	Dec. 31, 2012 RCFC US Fleet Variable Funding Notes	Mar. 31, 2013 RCFC Series 2010-3 Notes	Dec. 31, 2012 RCFC Series 2010-3 Notes	Dec. 31, 2011 RCFC Series 2010-3 Notes	Mar. 31, 2013 RCFC Series 2011-1 Notes	Dec. 31, 2012 RCFC Series 2011-1 Notes	Dec. 31, 2011 RCFC Series 2011-1 Notes	Mar. 31, 2013 RCFC Series 2011-2 Notes	Dec. 31, 2012 RCFC Series 2011-2 Notes	Dec. 31, 2011 RCFC Series 2011-2 Notes	Mar. 31, 2013 RCFC U.S. ABS Program	Dec. 31, 2012 RCFC U.S. ABS Program	Mar. 31, 2013 Donlen GN II Variable Funding Note Facility		Dec. 31, 2012 Donlen GN II Variable Funding Note Facility	Dec. 31, 2011 Donlen GN II Variable Funding Note Facility	Mar. 31, 2013 Other Fleet Debt	Dec. 31, 2012 Other Fleet Debt	Dec. 31, 2011 Other Fleet Debt	Mar. 31, 2013 U.S. Fleet Financing Facility	Dec. 31, 2012 U.S. Fleet Financing Facility	Dec. 31, 2011 U.S. Fleet Financing Facility	Mar. 31, 2013 European Revolving Credit Facility [Member]	Dec. 31, 2012 European Revolving Credit Facility [Member]	Dec. 31, 2011 European Revolving Credit Facility [Member]	Mar. 31, 2013 European Fleet Notes	Dec. 31, 2012 European Fleet Notes	Dec. 31, 2011 European Fleet Notes	Mar. 31, 2013 European Securitization		Dec. 31, 2012 European Securitization		Dec. 31, 2011 European Securitization		Mar. 31, 2013 Canadian Securitization	Dec. 31, 2012 Canadian Securitization	Dec. 31, 2011 Canadian Securitization	Mar. 31, 2013 Dollar Thrifty Sponsored Canadian Securitization [Member]	Dec. 31, 2012 Dollar Thrifty Sponsored Canadian Securitization [Member]	Dec. 31, 2011 Dollar Thrifty Sponsored Canadian Securitization [Member]	Mar. 31, 2013 Australian Securitization		Dec. 31, 2012 Australian Securitization		Dec. 31, 2011 Australian Securitization		Mar. 31, 2013 Brazilian Fleet Financing Facility	Dec. 31, 2012 Brazilian Fleet Financing Facility	Dec. 31, 2011 Brazilian Fleet Financing Facility	Mar. 31, 2013 Capitalized Leases	Dec. 31, 2012 Capitalized Leases	Dec. 31, 2011 Capitalized Leases	Jan. 31, 2013 Class-A, Three Year	Jan. 31, 2013 Class-B, Three Year	Jan. 31, 2013 Class-A, Five Year	Jan. 31, 2013 Class-B, Five Year	Mar. 31, 2013 Maximum 6.75% Senior Notes due April 2019	Mar. 31, 2013 Minimum Senior ABL Facility	Dec. 31, 2012 Minimum Senior ABL Facility	Mar. 31, 2013 Letters of credit	Dec. 31, 2012 Letters of credit	Mar. 31, 2013 Letters of credit Senior credit facility	Dec. 31, 2012 Letters of credit Senior credit facility	Mar. 31, 2013 Letters of credit Senior ABL Facility	Dec. 31, 2012 Letters of credit Senior ABL Facility
Debt Instrument [Line Items]
Average Interest Rate (as a percent)												3.75%	3.75%			2.46%	2.47%		6.58%	[1]	6.74%	[2]																			6.96%	6.96%		4.30%	4.40%								1.04%	[3],[4]	1.11%	[3]							5.38%	[3]	5.11%	[3]			3.77%	[3]	3.77%	[3]			2.86%	[3]	2.86%	[3]			1.68%				1.05%			2.81%			3.21%					1.10%	[4]	1.15%					2.96%	3.27%		2.85%	2.86%		8.50%	8.50%		2.49%	[3]	2.48%	[3]			2.16%	2.16%		2.13%	2.13%		4.34%	[3],[4]	4.61%	[3]			13.18%	13.07%		4.21%	4.40%
8.875% Senior Notes due January 2014	$ 950,000,000	$ 950,000,000	$ 1,419,000,000	$ 0	$ 250,000,000	$ 0						$ 2,120,100,000	$ 2,125,500,000	$ 1,389,500,000		$ 630,000,000	$ 195,000,000	$ 0	$ 3,900,000,000	[1]	$ 3,650,000,000	[1],[2]	$ 2,638,600,000	[2]	$ 700,000,000	$ 700,000,000	$ 700,000,000	$ 500,000,000	$ 500,000,000	$ 500,000,000		$ 500,000,000	$ 500,000,000	$ 0		$ 1,250,000,000	$ 1,250,000,000	$ 1,000,000,000	$ 700,000,000	$ 700,000,000	$ 48,700,000	$ 48,700,000	$ 224,700,000	$ 94,000,000	$ 88,700,000	$ 49,600,000				$ 1,950,000,000	$ 2,350,000,000	$ 1,345,000,000	$ 1,950,000,000	[3],[4]	$ 2,350,000,000	[3]		$ 1,000,000,000	[3]	$ 3,105,400,000	$ 2,443,700,000	$ 2,732,100,000	$ 807,500,000	[3]	$ 1,095,900,000	[3]	$ 1,384,300,000	[3]	$ 749,900,000	[3]	$ 749,800,000	[3]	$ 749,800,000	[3]	$ 598,000,000	[3]	$ 598,000,000	[3]	$ 598,000,000	[3]					$ 519,000,000	$ 519,000,000	$ 0	$ 500,000,000	$ 500,000,000	$ 0	$ 400,000,000	$ 400,000,000	$ 0	$ 1,419,000,000	$ 1,419,000,000	$ 898,100,000	[4]	$ 899,300,000	$ 811,200,000				$ 166,000,000	$ 166,000,000	$ 136,000,000	$ 127,800,000	$ 185,300,000	$ 200,600,000	$ 511,200,000	$ 529,400,000	$ 517,700,000	$ 237,400,000	[3]	$ 242,200,000	[3]	$ 256,200,000	[3]	$ 85,600,000	$ 100,500,000	$ 68,300,000	$ 54,100,000	$ 55,300,000	$ 0	$ 149,900,000	[3],[4]	$ 148,900,000	[3]	$ 169,300,000	[3]	$ 14,200,000	$ 14,000,000	$ 23,100,000	$ 350,800,000	$ 337,600,000	$ 363,700,000
Unamortized Net (Discount) Premium							3,300,000	3,300,000	(6,900,000)																																						10,500,000	12,100,000	(10,900,000)
Debt	15,876,109,000	15,876,109,000	15,014,474,000	10,907,849,000			6,796,100,000	6,111,200,000	4,295,500,000																																						9,080,000,000	8,903,300,000	6,612,300,000																																																			1,707,500,000	1,791,300,000	1,724,000,000
Interest rate (as a percent)					4.25%																					7.50%			7.38%			6.25%					6.75%																																																																									8.50%																										1.12%	1.86%	1.83%	2.48%
Aggregate amounts of maturities of debt for each of the twelve month periods
2013	5,511,200	5,511,200
2014	1,991,100	1,991,100	1,100,000
2015	1,101,800	1,101,800	1,900,000
2016	529,200	529,200	300,000
2017	248,100	248,100	200,000
After 2017	6,480,900	6,480,900	5,800,000
Letters of Credit
Outstanding standby letters of credit										617,600,000	626,600,000																																																																																																																																				669,600,000	681,400,000
Face amount																																																																																		950,000,000																																																						282,750,000	42,250,000	543,750,000	81,250,000
Weighted average interest rate of short term borrowings (as percent)	2.10%	2.10%	1.80%
Maximum maturity period of outstanding borrowings to be reflected as short-term borrowings (in months)		3 months	3 months
Period over which cash generated from operations, together with amounts available under various liquidity facilities will be adequate to permit entity to meet debt maturities (in months)		12 months
2012 Events
Additional aggregate principal issued																															500,000,000	500,000,000			250,000,000
Increase in the credit agreement's borrowing capacity															750,000,000																																										250,000,000
Registration Rights
Special interest (as a percent)																																				0.25%	0.25%
Period of initial default per registration payment arrangement																																				90 days	90 days
Increase in special interest during each subsequent 90 day period (as a percent)																																				0.25%	0.25%
Period of subsequent default per registration payment arrangement																																				90 days	90 days
Increase in Special Interest Rate Per Annum on Default Maximum																																																																																																																																												0.50%
Financial Covenant Compliance
Fixed charge coverage ratio																																																																																																																																													1	1
Borrowing Capacity and Availability
Remaining Capacity	2,224,800,000	2,224,800,000	2,267,200,000				751,300,000	1,183,700,000								751,300,000	1,183,700,000																														1,473,500,000	1,083,500,000		488,800,000	88,800,000																																81,000,000	81,000,000												105,000,000		105,000,000					24,000,000	24,000,000		153,400,000	105,900,000					260,300,000		287,200,000				111,200,000	100,500,000		93,500,000	95,500,000		111,200,000		110,500,000							45,100,000	85,100,000
Availability Under Borrowing Base Limitation	761,600,000	761,600,000	1,181,400,000				751,300,000	1,146,000,000								751,300,000	1,146,000,000																														10,300,000	35,400,000		0	0																																0	0												0		0					0	0		0	7,900,000					0		0				0	0		0	0		0		0							10,300,000	27,500,000											100,000	8,000,000	1,027,200,000	1,010,400,000
Total assets of variable interest entities	393,400,000	393,400,000	440,800,000	456,300,000
Total liabilities of variable interest entities	392,900,000	392,900,000	440,300,000	455,800,000
Treasury Stock, Value, Acquired, Par Value Method		$ (467,248,000)
Shares of common stock acquired	23,200,000

[1]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.
[2]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.
[3]	Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.
[4]

Employee Retirement Benefits (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 plan	Mar. 31, 2013 Pension Benefits	Dec. 31, 2012 Pension Benefits	Mar. 31, 2012 Pension Benefits	Dec. 31, 2012 Pension Benefits	Mar. 31, 2013 Pension Benefits - U.S.	Mar. 31, 2012 Pension Benefits - U.S.	Dec. 31, 2012 Pension Benefits - U.S.	Dec. 31, 2011 Pension Benefits - U.S.	Dec. 31, 2010 Pension Benefits - U.S.	Mar. 31, 2013 Pension Benefits - Non-U.S.	Mar. 31, 2012 Pension Benefits - Non-U.S.	Dec. 31, 2012 Pension Benefits - Non-U.S.	Dec. 31, 2011 Pension Benefits - Non-U.S.	Dec. 31, 2010 Pension Benefits - Non-U.S.	Mar. 31, 2013 Pension Benefits - U.K.	Mar. 31, 2012 Pension Benefits - U.K.	Mar. 31, 2013 Postretirement Benefits (U.S.)	Mar. 31, 2012 Postretirement Benefits (U.S.)	Dec. 31, 2012 Postretirement Benefits (U.S.)	Dec. 31, 2011 Postretirement Benefits (U.S.)	Dec. 31, 2010 Postretirement Benefits (U.S.)	Mar. 31, 2013 Key officer postretirement car benefit plan	Mar. 31, 2013 Key officer postretirement car benefit plan Minimum	Dec. 31, 2012 Key officer postretirement car benefit plan Minimum
Components of Net Periodic Benefit Cost
Service cost						$ 7.3	$ 6.3	$ 24.8	$ 26.2	$ 24	$ 0.6	$ 0.3	$ 1.9	$ 4	$ 5.2			$ 0.1	$ 0.1	$ 0.2	$ 0.2	$ 0.3
Interest cost						6.7	6.5	28.2	27.5	26.1	2.3	2.3	9.7	11	9.7			0.2	0.2	0.8	0.9	0.9
Expected return on plan assets						(7.5)	(7.3)	(31.5)	(30.5)	(26.6)	(3.1)	(3)	(12.1)	(12.8)	(10)			0	0	0	0	0
Net amortization						(4.3)	(2.8)	(11.8)	(7.2)	(4.6)	(0.1)	0	0.1	0.7	1			0	0	0	(0.1)	0
Net pension and postretirement expense						10.8	8.3	35.3	32.6	28.5	(0.1)	(0.4)	(0.6)	(11.3)	3.7			0.3	0.3	1	1.2	1.2
Other disclosures
Contributions		3.7	38.4	20.3	58.9			46.3	67.8				4.7	16						1.4	1.3
Employer discretionary contribution amount																$ 3	$ 3.2
Service period																								20 years	20 years
Retirement age																								58 years	58 years
Life period of participant																							15 years
Eligible age for car benefit																							80 years
Number of multiemployer plans with significant underfunded liabilities	1

Stock-Based Compensation (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended	1 Months Ended		3 Months Ended		12 Months Ended		1 Months Ended		3 Months Ended		1 Months Ended		1 Months Ended				3 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2010	Mar. 31, 2013 Price Vesting Units PVU Subject to Market Condition [Member]	Dec. 31, 2012 Price Vesting Units PVU Subject to Market Condition [Member]	Nov. 30, 2012 RSUs	Mar. 31, 2012 RSUs	Mar. 31, 2013 Hertz Holdings	Mar. 31, 2012 Hertz Holdings	Dec. 31, 2012 Hertz Holdings	Dec. 31, 2011 Hertz Holdings	Aug. 31, 2012 Hertz Holdings RSUs	May 31, 2012 Hertz Holdings RSUs	Mar. 31, 2013 Omnibus Plan [Member] Minimum	Mar. 31, 2013 Omnibus Plan [Member] Maximum	Feb. 28, 2013 Omnibus Plan [Member] RSUs	Mar. 31, 2012 Omnibus Plan [Member] RSUs	Feb. 28, 2013 Omnibus Plan [Member] Performance Stock Units [Member]	Mar. 31, 2012 Omnibus Plan [Member] Performance Stock Units [Member]	Mar. 31, 2012 Omnibus Plan [Member] Price Vesting Units P V U Subject to Performance Condition [Member] Minimum	Mar. 31, 2012 Omnibus Plan [Member] Price Vesting Units P V U Subject to Performance Condition [Member] Maximum	Mar. 31, 2013 Three Year Vesting Period [Member] Omnibus Plan [Member] Price Vesting Units P V U Subject to Performance Condition [Member]	Mar. 31, 2013 Two Year Vesting Period [Member] Omnibus Plan [Member] Price Vesting Units P V U Subject to Performance Condition [Member]
Stock-Based Compensation
Awards granted (in shares)						24,713	543,880					59,480	146,301			5,247		1,707,458	1,136,724			490,632	83,567
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value						$ 13.15											$ 19.95
Variation in number of units that will ultimately be granted as percentage of the original grant (as a percent)														0.00%	100.00%					0.00%	150.00%
Percentage vested after third year, if stock price for stock options appreciate 15%				50.00%	50.00%
Percentage vested after fourth year, if stock price for stock options appreciate 25%				50.00%	50.00%
Compensation expense			$ 36.6					$ 8	$ 7.5	$ 30.3	$ 31
Income Tax Benefit			(14.2)					(3.1)	(2.9)	(11.7)	(12)
Total			22.4					4.9	4.6	18.6	19
Unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted		$ 38						$ 64.1
Period for recognition of total unrecognized compensation cost	2 years 3 months 18 days	1 year 4 months 26 days

Segment Information (Details) (USD $)	3 Months Ended											12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	$ 2,436,508,000		$ 2,318,600,000	$ 2,516,200,000	$ 2,225,100,000	$ 1,960,925,000		$ 2,013,800,000	$ 2,432,300,000	$ 2,072,300,000	$ 1,780,000,000	$ 9,020,807,000		$ 8,298,380,000		$ 7,562,534,000
Income (loss) before income taxes	85,951,000		(26,900,000)	382,100,000	171,700,000	(24,015,000)		105,400,000	308,200,000	107,000,000	(146,700,000)	502,852,000		373,895,000		32,322,000
Increase in assets	797,100,000
Total reportable segments
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	2,435,800,000					1,960,300,000
Income (loss) before income taxes	254,200,000					117,500,000						1,247,100,000		1,011,800,000		719,900,000
Car Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	2,084,800,000					1,658,200,000						7,633,000,000		7,083,500,000		6,486,200,000
Income (loss) before income taxes	208,400,000					91,600,000						1,020,100,000		850,200,000	[1]	641,900,000	[1]
Equipment Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	351,000,000					302,100,000						1,385,400,000		1,209,500,000		1,070,100,000
Income (loss) before income taxes	45,800,000					25,900,000						227,000,000		161,600,000	[1]	78,000,000	[1]
Other reconciling items
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues												2,400,000		5,400,000		6,200,000
Income (loss) before income taxes	(103,200,000)	[2]				(81,900,000)	[2]					(320,500,000)	[2]	(306,200,000)	[2]	(347,900,000)	[2]
Purchase accounting
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(33,700,000)	[3]				(24,100,000)	[3]					(109,600,000)	[4]	(87,600,000)	[4]	(90,300,000)	[4]
Non Cash debt charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(10,000,000)	[5]				(18,600,000)	[5]					(56,400,000)	[4]	(105,900,000)	[4]	(160,600,000)	[4]
Restructuring charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(3,700,000)					(6,700,000)						(38,000,000)		(56,400,000)		(54,700,000)
Restructuring related charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(4,200,000)	[6]				(3,300,000)	[6]					(11,100,000)	[6]	(9,800,000)	[6]	(13,200,000)	[6]
Management transition costs
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(10,800,000)	[7]				0	[7]					0		(4,000,000)		0
Acquisition related costs
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(2,600,000)					(6,900,000)						(163,700,000)		(18,800,000)		(17,700,000)
Other
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	$ 700,000					$ 600,000

[1]	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):
[2]	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.
[3]	Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.
[4]
[5]	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.
[6]	Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.
[7]	Primarily represents Dollar Thrifty related expenses and adjustments.

Other Comprehensive Income (Loss) (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period	$ (26,892,000)	$ (28,414,000)	$ (28,414,000)
Other comprehensive income (loss) before reclassification	(26,915,000)	32,569,000
Amounts reclassified from accumulated other comprehensive loss	(2,642,000)	231,000
Other comprehensive income	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Balance at the end of the period	(51,165,000)	3,922,000	(26,892,000)	(28,414,000)
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Tax provision	59,468,000	24,226,000	227,073,000	143,846,000	33,322,000
Net of tax	(2,642,000)	231,000
Pension and Other Post-Employment Benefits
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period	(109,778,000)	(99,603,000)	(99,603,000)
Other comprehensive income (loss) before reclassification	539,000	0
Amounts reclassified from accumulated other comprehensive loss	(2,642,000)	231,000
Other comprehensive income	3,181,000	(231,000)
Balance at the end of the period	(106,597,000)	(99,834,000)
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Tax provision	1,700,000	0
Net of tax	(2,642,000)	231,000
Pension and Other Post-Employment Benefits | Selling, General and Administrative Expenses
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Amortization of actuarial losses	4,300,000	(200,000)
Foreign Currency Items
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period	102,678,000	91,319,000	91,319,000
Other comprehensive income (loss) before reclassification	(27,405,000)	29,570,000
Amounts reclassified from accumulated other comprehensive loss	0	0
Other comprehensive income	(27,405,000)	29,570,000
Balance at the end of the period	75,273,000	120,889,000
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Net of tax	0	0
Unrealized Losses on Terminated Net Investment Hedges
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period	(19,403,000)	(19,403,000)	(19,403,000)
Other comprehensive income (loss) before reclassification	0	0
Amounts reclassified from accumulated other comprehensive loss	0	0
Other comprehensive income	0	0
Balance at the end of the period	(19,403,000)	(19,403,000)
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Net of tax	0	0
Unrealized Gains on Available for Sale Securities
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period		276,000	276,000
Other comprehensive income (loss) before reclassification		3,086,000
Amounts reclassified from accumulated other comprehensive loss		0
Other comprehensive income		3,086,000
Balance at the end of the period		3,362,000
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Net of tax		0
Other
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at the beginning of the period	(389,000)	(1,005,000)	(1,005,000)
Other comprehensive income (loss) before reclassification	(100,000)	(200,000)
Amounts reclassified from accumulated other comprehensive loss	0	0
Other comprehensive income	(100,000)	(200,000)
Balance at the end of the period	(500,000)	(1,200,000)
Accumulated Other Comprehensive Income (Loss), by Component [Abstract]
Net of tax	$ 0	$ 0

Restructuring (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended					12 Months Ended			60 Months Ended	66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended				66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended				66 Months Ended	72 Months Ended	66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended									3 Months Ended			12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended			12 Months Ended			3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended			3 Months Ended
	Mar. 31, 2013		Dec. 31, 2012 employee	Jun. 30, 2012 employee	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 employee	Jun. 30, 2012	Dec. 31, 2012	Mar. 31, 2013 Car Rental	Mar. 31, 2012 Car Rental	Dec. 31, 2012 Car Rental	Dec. 31, 2011 Car Rental	Dec. 31, 2010 Car Rental	Dec. 31, 2008 Car Rental location	Jun. 30, 2012 Car Rental	Dec. 31, 2012 Car Rental	Mar. 31, 2013 Equipment Rental	Mar. 31, 2012 Equipment Rental	Dec. 31, 2012 Equipment Rental	Dec. 31, 2011 Equipment Rental	Dec. 31, 2010 Equipment Rental	Dec. 31, 2008 Equipment Rental branch	Jun. 30, 2012 Equipment Rental	Dec. 31, 2012 Equipment Rental	Jun. 30, 2012 Other	Dec. 31, 2012 Other	Mar. 31, 2013 Other reconciling items	Mar. 31, 2012 Other reconciling items	Dec. 31, 2012 Other reconciling items	Dec. 31, 2011 Other reconciling items	Dec. 31, 2010 Other reconciling items	Dec. 31, 2012 Direct Operating Expense [Member]	Dec. 31, 2011 Direct Operating Expense [Member]	Dec. 31, 2010 Direct Operating Expense [Member]	Dec. 31, 2012 Selling, general and administrative	Dec. 31, 2011 Selling, general and administrative	Dec. 31, 2010 Selling, general and administrative	Mar. 31, 2013 Termination benefits		Mar. 31, 2012 Termination benefits	Dec. 31, 2012 Termination benefits	Dec. 31, 2011 Termination benefits	Dec. 31, 2010 Termination benefits	Mar. 31, 2013 Pension and Post Retirement expense	Dec. 31, 2012 Pension and Post Retirement expense	Dec. 31, 2011 Pension and Post Retirement expense	Dec. 31, 2010 Pension and Post Retirement expense	Mar. 31, 2013 Consultant costs		Mar. 31, 2012 Consultant costs	Dec. 31, 2012 Consultant costs	Dec. 31, 2011 Consultant costs	Dec. 31, 2010 Consultant costs	Mar. 31, 2013 Facility closure and lease obligation costs	Mar. 31, 2012 Facility closure and lease obligation costs	Dec. 31, 2012 Facility closure and lease obligation costs	Dec. 31, 2011 Facility closure and lease obligation costs	Dec. 31, 2010 Facility closure and lease obligation costs	Mar. 31, 2013 Facility closures	Dec. 31, 2012 Facility closures	Dec. 31, 2011 Facility closures	Mar. 31, 2013 Other	Dec. 31, 2012 Other	Dec. 31, 2011 Other	Dec. 31, 2010 Other	Mar. 31, 2013 Foreign currency translation	Mar. 31, 2013 Selling, General and Administrative Expense [Member]	Mar. 31, 2012 Selling, General and Administrative Expense [Member]	Mar. 31, 2013 Direct Operating Expense [Member]	Mar. 31, 2012 Direct Operating Expense [Member]
Restructuring details
Increase (Decrease) in income per share after tax effect of restructuring	$ 0.01				$ 0.02
Charges incurred	$ 3.7					$ 38	$ 56.4																																		$ 2.3			$ 26.2	$ 14.4		$ 0	$ 1	$ 0.4		$ 0.3			$ 1.2	$ 1.3										$ 1.1	$ 9.6	$ 40.3
Number of off-airport locations closed																	250
Number of branches in U.S. equipment rental segment closed																									22
Number of employees impacted			650	50					8,960
Restructuring charges incurred to date										572.1	568.4							285.8	282.7							230.8	230.3	55.5	55.4
Restructuring charges	3.7				6.7	38	56.4	54.7				3.1	3.5	26.4	16.6	18.1				0.5	3.2	8.8	40.5	34.7						0.1	0	2.8	(0.7)	1.9	22.6	46.6	43.5	15.4	9.8	11.2	2.3		2.7	26.2	14.4	12.2		1	0.4	0.4	0.3		0.2	1.2	1.3	1.1	1.1	3.8	8.9	16.5	14.3					0.3	0	1.3		2.3	1.8	1.4	4.9
Expected duration for payment of restructuring obligations (in months)																																									12 months			12 years
Restructuring reserve
Balance at beginning of period	21				21.6	21.6	17.5																																		12.4		9.1	9.1	6.3		0.2	0.2	0.2		0.3		0.6	0.6	0.1										8.1	11.7	10.9
Charges incurred	3.7				6.7	38	56.4	54.7				3.1	3.5	26.4	16.6	18.1				0.5	3.2	8.8	40.5	34.7						0.1	0	2.8	(0.7)	1.9	22.6	46.6	43.5	15.4	9.8	11.2	2.3		2.7	26.2	14.4	12.2		1	0.4	0.4	0.3		0.2	1.2	1.3	1.1	1.1	3.8	8.9	16.5	14.3					0.3	0	1.3		2.3	1.8	1.4	4.9
Cash payments	(6.9)					(26.8)	(18.4)																																		(5.7)			(22.6)	(15.5)		0	0	0		(0.4)			(0.9)	(0.6)										(0.8)	(3.3)	(2.3)
Other	(1.6)	[1]				(11.8)	(33.9)																																		(0.3)	[1]		(0.3)	3.9		0 [1]	(1)	(0.4)		0	[1]		(0.6)	(0.2)							1.3	(10.3)	(13.9)	(1.3) [1]	(9.9)	(37.2)		0.3
Balance at end of period	$ 16.2		$ 21			$ 21	$ 21.6	$ 17.5	$ 21.6		$ 21																														$ 8.7			$ 12.4	$ 9.1	$ 6.3	$ 0.2	$ 0.2	$ 0.2	$ 0.2	$ 0.2			$ 0.3	$ 0.6	$ 0.1									$ 7.1	$ 8.1	$ 11.7	$ 10.9

[1]	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

Financial Instruments (Details) (USD $)	3 Months Ended	12 Months Ended														3 Months Ended		12 Months Ended		3 Months Ended			3 Months Ended		12 Months Ended		3 Months Ended		12 Months Ended		3 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Gasoline swaps	Dec. 31, 2012 Gasoline swaps	Mar. 31, 2013 Interest rate caps	Dec. 31, 2012 Interest rate caps	Mar. 31, 2013 Foreign exchange forward contracts	Dec. 31, 2012 Foreign exchange forward contracts	Mar. 31, 2013 Foreign exchange options	Dec. 31, 2012 Foreign exchange options	Mar. 31, 2013 Level 2	Dec. 31, 2012 Level 2	Dec. 31, 2011 Level 2	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Level 2	Dec. 31, 2012 Recurring Level 2	Dec. 31, 2011 Recurring Level 2	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options
Fair Value of Derivative Instruments
Asset Derivatives	$ 5,200	$ 4,500			$ 1,600		$ 800	$ 900	$ 2,700	$ 3,400	$ 100	$ 200				$ 5,200,000		$ 4,500,000	$ 5,000,000	$ 1,600,000		$ 0	$ 800,000		$ 900,000	$ 500,000	$ 2,700,000		$ 3,400,000	$ 4,400,000	$ 100,000		$ 200,000	$ 100,000	$ 5,200,000	$ 4,500,000	$ 38,200,000	$ 1,600,000		$ 800,000	$ 900,000	$ 500,000	$ 2,700,000	$ 3,400,000	$ 4,400,000	$ 100,000	$ 200,000	$ 100,000	$ 0	$ 0	$ 33,200,000	$ 0		$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0				$ 5,200,000	$ 4,500,000	$ 5,000,000	$ 1,600,000		$ 800,000	$ 900,000	$ 500,000	$ 2,700,000	$ 3,400,000	$ 4,400,000	$ 100,000	$ 200,000	$ 100,000	$ 0	$ 0	$ 0	$ 0		$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Liability Derivatives	5,200	5,500				100	800	900	4,400	4,500						5,200,000		5,500,000	2,900,000	0		100,000	800,000		900,000	400,000	4,400,000		4,500,000	1,900,000	0		0	0	5,200,000	5,500,000			100,000	800,000	900,000	400,000	4,400,000	4,500,000	1,900,000				0	0	0		0	0	0	0	0	0	0							5,200,000	5,500,000	2,900,000		100,000	800,000	900,000	400,000	4,400,000	4,500,000	1,900,000				0	0	0		0	0	0	0	0	0	0
Amount of Gain or (Loss) Recognized in Income on Derivatives		8,470,000	0	0												5,800,000	(3,600,000)	(15,500,000)	(8,600,000)	1,700,000	1,800,000		100,000	0	(800,000)	0	4,100,000	(5,400,000)	(15,400,000)	(11,000,000)	(100,000)	0	0	(200,000)
Gross assets offset in Balance Sheet	0	0			0		0	0	0	0	0	0
Net recognized assets in Balance Sheet	5,200	4,500			1,600		800	900	2,700	3,400	100	200
Financial Instruments	0	0			0		0	0	0	0	0	0
Cash Collateral	0	0			0		0	0	0	0	0	0
Net Amount	5,200	4,500			1,600		800	900	2,700	3,400	100	200
Gross liabilities offset in Balance Sheet	0	0				0	0	0	0	0
Net recognized liabilities in Balance Sheet	5,200	5,500				100	800	900	4,400	4,500
Financial Instruments	0	0				0	0	0	0	0
Cash Collateral	0	0				0	0	0	0	0
Net Amount	5,200	5,500				100	800	900	4,400	4,500
Debt
Maximum initial maturity period of borrowings	90 days	90 days
Aggregate fair value of all debt													16,413,400,000	15,529,400,000	11,092,400,000
Aggregate carrying value of all debt	$ 950,000,000	$ 1,419,000,000	$ 0																																																												$ 15,862,300,000	$ 14,999,100,000	$ 10,925,600,000

Related Party Transactions (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2011
Related Party Transactions
Common Stock Shares Sold by Investors Group to Underwriter	60,050,777	50,000,000	50,000,000
Shares of common stock acquired	23,200,000
Investors Group Ownership Percentage	12.50%				26.00%
Financing Arrangements with Related Parties [Abstract]
Outstanding debt with related parties	$ 193	$ 189.8	$ 189.8	$ 174.4
Hertz Holdings
Related Party Transactions
Common Stock Shares Sold by Investors Group to Underwriter	60,050,777
Shares of common stock acquired	23,200,000

Contingencies and Off-Balance Sheet Commitments (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Environmental indemnification obligations
Aggregate amounts accrued for environmental liabilities	$ 2,600,000	$ 2,600,000	$ 1,500,000
Legal Proceedings
Liability recorded for public liability and property damage matters	321,003,000	332,232,000	281,534,000
Pending Litigation | Sobel Case
Legal Proceedings
Estimate of possible loss	$ 40,000,000

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Parent's ownership percentage in Guarantor Subsidiaries	100.00%
ASSETS
Cash and cash equivalents	$ 653,772	$ 533,235	$ 594,586	$ 931,208	$ 2,374,006	$ 985,467
Restricted cash and cash equivalents	425,161	571,634		308,039
Receivables, less allowance for doubtful accounts	1,555,520	1,886,596		1,616,382
Due from Hertz affiliate	13,737	12,809		0
Inventories, at lower of cost or market	109,953	105,728		83,978
Prepaid expenses and other assets	547,993	461,502		416,134
Revenue earning equipment, net	13,969,224	12,908,336		10,105,409
Property and equipment, net	1,457,197	1,436,386		1,251,854
Investment in subsidiaries, net	0	0		0
Other intangible assets, net	4,002,046	4,032,111		2,562,234
Goodwill	1,352,694	1,341,872		392,094	328,600
Total assets	24,087,297	23,290,209		17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	0	0		412
Accounts payable	1,304,849	999,061		897,489
Accrued liabilities	1,205,583	1,178,460		1,126,338
Accrued taxes	192,293	167,314		162,984
Debt	15,876,109	15,014,474		10,907,849
Public liability and property damage	321,003	332,232		281,534
Deferred taxes on income	2,725,427	4,558,500		3,684,700
Total liabilities	21,625,264	20,372,681		15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	2,917,509		2,628,835
Noncontrolling interest	19	19		19
Total equity	2,462,033	2,917,528		2,628,854	2,502,429	2,461,948
Total liabilities and equity	24,087,297	23,290,209		17,667,332
Parent (The Hertz Corporation)
ASSETS
Cash and cash equivalents	237,487	24,602	153,037	565,002	1,754,378	108,522
Restricted cash and cash equivalents	52,629	32,681		44,663
Receivables, less allowance for doubtful accounts	453,072	544,454		297,292
Due from Hertz affiliate	947,560	1,047,986		655,411
Inventories, at lower of cost or market	29,087	24,422		22,440
Prepaid expenses and other assets	2,773,720	2,570,539		2,088,579
Revenue earning equipment, net	178,584	104,207		167,304
Property and equipment, net	874,364	865,694		824,381
Investment in subsidiaries, net	7,053,579	6,964,916		4,413,289
Other intangible assets, net	75,352	74,606		94,682
Goodwill	106,210	106,210		100,221
Total assets	12,781,644	12,360,317		9,273,264
LIABILITIES AND EQUITY
Due to Hertz affiliate	2,407,240	2,254,223		1,251,347
Accounts payable	215,964	239,247		188,695
Accrued liabilities	659,056	605,680		607,673
Accrued taxes	66,745	54,357		54,559
Debt	6,874,447	6,190,040		4,434,274
Public liability and property damage	96,178	99,261		107,881
Deferred taxes on income	0	0
Total liabilities	10,319,630	9,442,808		6,644,429
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	2,917,509		2,628,835
Noncontrolling interest	0	0		0
Total equity	2,462,014	2,917,509		2,628,835	2,485,927	2,444,655
Total liabilities and equity	12,781,644	12,360,317		9,273,264
Guarantor Subsidiaries
ASSETS
Cash and cash equivalents	23,806	2,578	14,152	7,385	5,158	6,043
Restricted cash and cash equivalents	15,892	14,535		28,130
Receivables, less allowance for doubtful accounts	448,096	292,467		218,754
Due from Hertz affiliate	2,105,430	59,181		65,972
Inventories, at lower of cost or market	40,550	34,101		26,541
Prepaid expenses and other assets	260,833	183,573		32,974
Revenue earning equipment, net	1,784,593	1,734,325		1,505,867
Property and equipment, net	322,651	206,332		170,874
Investment in subsidiaries, net	1,314,027	506,123		460,201
Other intangible assets, net	3,872,441	2,352,342		2,363,617
Goodwill	1,032,640	133,923		67,228
Total assets	11,220,959	5,519,480		4,947,543
LIABILITIES AND EQUITY
Due to Hertz affiliate	2,432,035	628,275		266,604
Accounts payable	287,227	157,742		165,258
Accrued liabilities	231,590	84,992		209,263
Accrued taxes	30,817	11,511		134,186
Debt	71,574	49,445		4,237
Public liability and property damage	51,767	10,390		14,025
Deferred taxes on income	2,217,649	2,205,669
Total liabilities	5,322,659	2,718,554		2,242,744
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	5,898,300	2,800,926		2,704,799
Noncontrolling interest	0	0		0
Total equity	5,898,300	2,800,926		2,704,799
Total liabilities and equity	11,220,959	5,519,480		4,947,543
Non-Guarantor Subsidiaries
ASSETS
Cash and cash equivalents	392,479	506,055	427,397	358,821	614,470	870,902
Restricted cash and cash equivalents	356,640	524,418		235,246
Receivables, less allowance for doubtful accounts	677,783	1,049,675		1,100,336
Due from Hertz affiliate	3,623,523	2,199,247		1,194,041
Inventories, at lower of cost or market	40,316	47,205		34,997
Prepaid expenses and other assets	168,120	203,678		137,189
Revenue earning equipment, net	12,006,047	11,069,804		8,432,238
Property and equipment, net	260,182	364,360		256,599
Other intangible assets, net	54,253	1,605,163		103,935
Goodwill	213,844	1,101,739		224,645
Total assets	17,793,187	18,671,344		12,078,047
LIABILITIES AND EQUITY
Due to Hertz affiliate	1,823,500	411,107		397,885
Accounts payable	801,658	602,072		543,536
Accrued liabilities	338,368	487,788		309,402
Accrued taxes	1,199,016	1,003,127		(13,889)
Debt	8,930,088	8,774,989		6,469,338
Public liability and property damage	173,058	222,581		159,628
Deferred taxes on income	2,058,173	2,070,078
Total liabilities	15,323,861	14,001,212		9,909,337
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,469,307	4,670,113		2,168,691
Noncontrolling interest	19	19		19
Total equity	2,469,326	4,670,132		2,168,710
Total liabilities and equity	17,793,187	18,671,344		12,078,047
Eliminations
ASSETS
Cash and cash equivalents	0	0	0	0	0	0
Restricted cash and cash equivalents	0	0		0
Receivables, less allowance for doubtful accounts	(23,431)	0		0
Due from Hertz affiliate	(6,662,776)	(3,293,605)		(1,915,424)
Inventories, at lower of cost or market	0	0		0
Prepaid expenses and other assets	(2,654,680)	(2,496,288)		(1,842,608)
Revenue earning equipment, net	0	0		0
Property and equipment, net	0	0		0
Investment in subsidiaries, net	(8,367,606)	(7,471,039)		(4,873,490)
Other intangible assets, net	0	0		0
Goodwill	0	0		0
Total assets	(17,708,493)	(13,260,932)		(8,631,522)
LIABILITIES AND EQUITY
Due to Hertz affiliate	(6,662,775)	(3,293,605)		(1,915,424)
Accounts payable	0	0		0
Accrued liabilities	(23,431)	0		0
Accrued taxes	(1,104,285)	(901,681)		(11,872)
Debt	0	0		0
Public liability and property damage	0	0		0
Deferred taxes on income	(1,550,395)	(1,594,607)
Total liabilities	(9,340,886)	(5,789,893)		(3,758,032)
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	(8,367,607)	(7,471,039)		(4,873,490)
Noncontrolling interest	0	0		0
Total equity	(8,367,607)	(7,471,039)		(4,873,490)
Total liabilities and equity	$ (17,708,493)	$ (13,260,932)		$ (8,631,522)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534
Expenses:
Direct operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394
Depreciation of revenue earning equipment and lease charges	587,027				515,106					2,148,158	1,905,739	1,868,147
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442
Interest expense	163,248				149,489					597,788	650,254	726,539
Interest income	(1,834)				(1,092)					(4,902)	(5,551)	(12,315)
Other (income) expense, net	(598)				(457)					35,542	62,548	5
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Provision for taxes on income	(59,468)				(24,226)					(227,073)	(143,846)	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	0				0					0	0	0
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483	(28,300)	251,300	101,000	(48,241)	58,800	212,600	62,100	(123,000)	275,779	210,489	(18,383)
Parent (The Hertz Corporation)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	1,054,476				967,967					4,259,049	4,068,310	3,961,435
Expenses:
Direct operating	612,924				571,851					2,384,829	2,262,371	2,217,864
Depreciation of revenue earning equipment and lease charges	661,302				538,717					2,402,032	1,996,733	1,938,416
Selling, general and administrative	107,284				104,123					448,100	326,794	320,192
Interest expense	81,279				63,637
Interest income	(8)				(113)
Other (income) expense, net	48				0					(10,656)	62,396	9,915
Total expenses	1,462,733				1,278,215					5,477,742	4,947,393	4,783,663
Income before income taxes	(408,257)				(310,248)					(1,218,693)	(879,083)	(822,228)
Provision for taxes on income	148,353				111,243					476,444	342,469	314,692
Equity in earnings (losses) of subsidiaries (net of tax)	286,387				150,764					1,018,028	747,103	489,153
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483				(48,241)					275,779	210,489	(18,383)
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	622,087				209,801					975,500	809,093	701,264
Expenses:
Direct operating	352,931				133,269					553,099	497,053	452,674
Depreciation of revenue earning equipment and lease charges	152,462				44,488					198,322	180,807	200,252
Selling, general and administrative	59,701				25,542					123,300	85,414	67,739
Interest expense	10,233				9,847
Interest income	(1,383)				(157)
Other (income) expense, net	(31)				(5)					(19)	(18)	(3)
Total expenses	573,913				212,984					914,381	790,482	740,730
Income before income taxes	48,174				(3,183)					61,119	18,611	(39,466)
Provision for taxes on income	(17,870)				657					(44,846)	(10,016)	10,718
Equity in earnings (losses) of subsidiaries (net of tax)	54,784				11,256					45,922	26,215	(5,268)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	85,088				8,730					62,195	34,810	(34,016)
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	1,503,266				1,341,215					6,255,039	5,733,827	5,350,348
Expenses:
Direct operating	385,569				409,038					1,857,860	1,806,954	1,612,856
Depreciation of revenue earning equipment and lease charges	516,206				489,959					2,016,585	2,041,049	2,179,992
Selling, general and administrative	84,683				78,071					374,181	332,909	276,511
Interest expense	71,736				76,005
Interest income	(443)				(822)
Other (income) expense, net	(519)				(452)					46,217	170	(9,907)
Total expenses	1,057,232				1,051,799					4,594,613	4,499,460	4,456,332
Income before income taxes	446,034				289,416					1,660,426	1,234,367	894,016
Provision for taxes on income	(189,951)				(136,126)					(658,671)	(476,299)	(358,732)
Equity in earnings (losses) of subsidiaries (net of tax)	0
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	256,083				153,290					1,001,755	738,508	517,901
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	(743,321)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Expenses:
Direct operating	(234)				0					0	0	0
Depreciation of revenue earning equipment and lease charges	(742,943)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Selling, general and administrative	(144)				0					0	0	0
Interest expense	0				0
Interest income	0				0
Other (income) expense, net	0				0					0	0	0
Total expenses	(743,321)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Income before income taxes	0				0					0	0	0
Provision for taxes on income	0				0					0	0	0
Equity in earnings (losses) of subsidiaries (net of tax)	(341,171)				(162,020)					(1,063,950)	(773,318)	(483,885)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ (341,171)				$ (162,020)					$ (1,063,950)	$ (773,318)	$ (483,885)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 3) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$ 26,483,000	$ (48,241,000)	$ 275,779,000	$ 230,049,000	$ (1,000,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	2,210,000	(15,903,000)	277,301,000	163,812,000	40,154,000
Parent (The Hertz Corporation)
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	26,483,000	(48,241,000)	275,779,000	210,489,000	(18,383,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	2,210,000	(15,903,000)	277,301,000	144,252,000	22,771,000
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	85,088,000	8,730,000	62,195,000	34,810,000	(34,016,000)
Other comprehensive income, net of tax	2,789,000	0	121,000	0	0
Comprehensive income	87,877,000	8,730,000	62,316,000	34,810,000	(34,016,000)
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	256,083,000	153,290,000	1,001,755,000	758,068,000	535,284,000
Other comprehensive income, net of tax	(26,916,000)	29,262,000	6,816,000	(34,619,000)	28,427,000
Comprehensive income	229,167,000	182,552,000	1,008,571,000	723,449,000	563,711,000
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	(341,171,000)	(162,020,000)	(1,063,950,000)	(773,318,000)	(483,885,000)
Other comprehensive income, net of tax	24,127,000	(29,262,000)	(6,937,000)	34,619,000	(28,427,000)
Comprehensive income	$ (317,044,000)	$ (191,282,000)	$ (1,070,887,000)	$ (738,699,000)	$ (512,312,000)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 4) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	$ 738,362	$ 492,034	$ 2,748,412	$ 2,258,521	$ 2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	142,642	97,639	(261,605)	(101,766)	160,516
Revenue earning equipment expenditures	(3,252,980)	(2,648,695)	(9,613,239)	(9,454,311)	(8,440,872)
Proceeds from disposal of revenue earning equipment	2,237,878	2,009,336	7,125,096	7,850,442	7,518,446
Property and equipment expenditures	(80,060)	(74,222)	(312,786)	(281,695)	(179,209)
Proceeds from disposal of property and equipment	23,456	47,631	137,694	53,814	38,905
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0	0	(6,173)
Acquisitions, net of cash acquired	(2,784)	(147,314)	(1,905,168)	(227,081)	(47,571)
Proceeds from disposal of business	0		84,497	0	0
Other investing activities	(469)	(140)	(1,779)	586	2,726
Net cash used in investing activities	(932,317)	(715,765)	(4,747,290)	(2,192,902)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,201,582	264,599	2,237,280	3,062,479	2,635,713
Payment of long-term debt	(298,628)	(453,279)	(952,144)	(3,649,300)	(2,954,233)
Short-term borrowings:
Proceeds	128,785	40,650	438,387	460,890	490,490
Payments	(195,326)	(243,276)	(1,280,143)	(1,194,056)	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(31,986)	325,247	1,273,164	(57,329)	1,026,070
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0
Payment of dividends and return of capital	(467,248)	0	(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202	985	4,275	3,577	3,208
Loan from Hertz Global Holdings, Inc.	(929)	(13,553)	(13,220)	(984)	(6,173)
Purchase of noncontrolling interest	0	(38,000)	(38,000)	0	0
Payment of financing costs	(15,402)	(4,217)	(49,433)	(91,482)	(78,151)
Net cash provided by (used in) financing activities	322,050	(120,844)	1,595,166	(1,512,255)	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	(7,558)	7,953	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	120,537	(336,622)	(397,973)	(1,442,798)	1,388,539
Cash and cash equivalents at beginning of period	533,235	931,208	931,208	2,374,006	985,467
Cash and cash equivalents at end of period	653,772	594,586	533,235	931,208	2,374,006
Parent (The Hertz Corporation)
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	(16,676)	(85,386)	1,677,648	1,000,597	337,055
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	(12,892)	11,981	(28,570)	19,932
Revenue earning equipment expenditures	(53,781)	(44,339)	(88,120)	(142,134)	(188,057)
Proceeds from disposal of revenue earning equipment	33,717	32,664	79,390	163,330	169,451
Property and equipment expenditures	(48,897)	(39,489)	(173,053)	(189,562)	(92,415)
Proceeds from disposal of property and equipment	12,193	39,597	67,370	23,952	4,311
Capital contributions to subsidiaries	(283,100)	(1,362,719)	(4,267,118)	(3,549,088)	(1,544,332)
Return of capital from subsidiaries	356,274	1,340,884	1,829,256	2,590,025	1,877,095
Loan to Parent From Non-Guarantor	0	0	0	490,273	(6,173)
Acquisitions, net of cash acquired	0	0	(1,708,520)	(214,384)	(35)
Proceeds from disposal of business	0		0
Other investing activities	0	0	0	0	0
Net cash used in investing activities	(3,542)	(46,294)	(4,248,814)	(1,379,322)	249,133
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	260,000	2,210,000	2,455,309	1,209,866
Payment of long-term debt	(5,606)	(451,104)	(650,407)	(3,596,295)	(73,342)
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	(14,949)	(26,775)	(29,224)	(2,615)
Proceeds (payments) under the revolving lines of credit, net	440,000	145,000	220,000	(29,128)	(18,907)
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	20,923	(165,110)	385,108	490,273	0
Payment of dividends and return of capital	(467,248)	0	(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202	985	4,275	3,577	3,208
Loan from Hertz Global Holdings, Inc.	(929)	(13,553)	(13,220)	(984)	(6,173)
Purchase of noncontrolling interest		(38,000)	(38,000)	0	0
Payment of financing costs	(5,239)	(3,554)	(35,215)	(81,229)	(29,111)
Net cash provided by (used in) financing activities	233,103	(280,285)	2,030,766	(810,651)	1,059,668
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	212,885	(411,965)	(540,400)	(1,189,376)	1,645,856
Cash and cash equivalents at beginning of period	24,602	565,002	565,002	1,754,378	108,522
Cash and cash equivalents at end of period	237,487	153,037	24,602	565,002	1,754,378
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	141,861	209,743	690,292	773,170	88,941
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	1,271	5,647	13,596	(2,662)	(17,514)
Revenue earning equipment expenditures	(132,612)	(132,572)	(763,610)	(670,056)	(96,452)
Proceeds from disposal of revenue earning equipment	48,321	88,322	276,342	170,522	75,139
Property and equipment expenditures	(8,422)	(18,816)	(32,022)	(29,696)	(14,137)
Proceeds from disposal of property and equipment	2,316	3,215	11,839	9,263	10,416
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0	0	0
Acquisitions, net of cash acquired	(2,784)	(147,314)	(196,648)	(2,100)	(43,789)
Proceeds from disposal of business	0		0
Other investing activities	0	0	0	(13,602)	0
Net cash used in investing activities	(91,910)	(201,518)	(690,503)	(538,331)	(86,243)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	0	0	0	0	0
Payment of long-term debt	(5)	(4)	(18)	(17)	(68)
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	0	0	0	0
Proceeds (payments) under the revolving lines of credit, net	(2,589)	(1,135)	(1,262)	(229,778)	(3,515)
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	(30,000)	0	0
Payment of dividends and return of capital	0	0	0	0	0
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	(103)	(319)	(3,316)	(2,817)	0
Net cash provided by (used in) financing activities	(32,697)	(1,458)	(4,596)	(232,612)	(3,583)
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	17,254	6,767	(4,807)	2,227	(885)
Cash and cash equivalents at beginning of period	2,578	7,385	7,385	5,158	6,043
Cash and cash equivalents at end of period	23,806	14,152	2,578	7,385	5,158
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	839,311	526,814	1,155,789	1,038,124	2,193,486
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	161,319	104,884	(287,182)	(70,534)	158,098
Revenue earning equipment expenditures	(3,066,587)	(2,471,784)	(8,761,509)	(8,642,121)	(8,156,363)
Proceeds from disposal of revenue earning equipment	2,155,840	1,888,350	6,769,364	7,516,590	7,273,856
Property and equipment expenditures	(22,741)	(15,917)	(107,711)	(62,437)	(72,657)
Proceeds from disposal of property and equipment	8,947	4,819	58,485	20,599	24,178
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	9,077	165,110	(385,108)	0	0
Acquisitions, net of cash acquired	0	0	0	(10,597)	(3,747)
Proceeds from disposal of business	0		84,497
Other investing activities	(469)	(140)	(1,779)	14,188	2,726
Net cash used in investing activities	(754,614)	(324,678)	(2,630,943)	(1,724,585)	(773,695)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	951,582	4,599	27,280	607,170	1,425,847
Payment of long-term debt	(293,017)	(2,171)	(301,719)	(52,988)	(2,880,823)
Short-term borrowings:
Proceeds	128,785	40,650	438,387	460,890	490,490
Payments	(195,326)	(228,327)	(1,253,368)	(1,164,832)	(968,334)
Proceeds (payments) under the revolving lines of credit, net	(469,397)	181,382	1,054,426	201,577	1,048,492
Capital contributions received from parent	283,100	1,362,719	4,267,118	3,549,088	1,544,332
Loan to Parent From Non-Guarantor	0	0	0	(490,273)
Payment of dividends and return of capital	(582,408)	(1,500,021)	(2,604,573)	(3,143,395)	(2,258,650)
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	(10,060)	(344)	(10,902)	(7,436)	(49,040)
Net cash provided by (used in) financing activities	(186,741)	(141,513)	1,616,649	426,974	(1,665,886)
Effect of foreign exchange rate changes on cash and cash equivalents	(7,558)	(7,953)	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	(109,602)	68,576	147,234	(255,649)	(256,432)
Cash and cash equivalents at beginning of period	506,055	358,821	358,821	614,470	870,902
Cash and cash equivalents at end of period	392,479	427,397	506,055	358,821	614,470
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	(226,134)	(159,137)	(775,317)	(553,370)	(381,555)
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	0	0	0	0	0
Revenue earning equipment expenditures	0	0	0	0	0
Proceeds from disposal of revenue earning equipment	0	0	0	0	0
Property and equipment expenditures	0	0	0	0	0
Proceeds from disposal of property and equipment	0	0	0	0	0
Capital contributions to subsidiaries	283,100	1,362,719	4,267,118	3,549,088	1,544,332
Return of capital from subsidiaries	(356,274)	(1,340,884)	(1,829,256)	(2,590,025)	(1,877,095)
Loan to Parent From Non-Guarantor	(9,077)	(165,110)	385,108	(490,273)	0
Acquisitions, net of cash acquired	0	0	0	0	0
Proceeds from disposal of business	0		0
Other investing activities	0	0	0	0	0
Net cash used in investing activities	(82,251)	(143,275)	2,822,970	1,449,336	(332,763)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	0	0	0	0	0
Payment of long-term debt	0	0	0	0	0
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	0	0	0	0
Proceeds (payments) under the revolving lines of credit, net	0	0	0	0	0
Capital contributions received from parent	(283,100)	(1,362,719)	(4,267,118)	(3,549,088)	(1,544,332)
Loan to Parent From Non-Guarantor	9,077	165,110	(385,108)	490,273
Payment of dividends and return of capital	582,408	1,500,021	2,604,573	3,143,395	2,258,650
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	0	0	0	0	0
Net cash provided by (used in) financing activities	308,385	302,412	(2,047,653)	(895,966)	714,318
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	0	0	0	0	0
Cash and cash equivalents at beginning of period	0	0	0	0	0
Cash and cash equivalents at end of period	$ 0	$ 0	$ 0	$ 0	$ 0

Subsequent Events (Details) (Subsequent event, USD $) In Millions, unless otherwise specified	Apr. 30, 2013
Tranche B
Subsequent events
Senior Notes	$ 1,372
LIBOR | Minimum | Tranche B
Subsequent events
Basis spread on variable rate	100.00%
LIBOR | Minimum | Tranche B-2
Subsequent events
Basis spread on variable rate	75.00%
LIBOR | Maximum | Tranche B
Subsequent events
Basis spread on variable rate	275.00%
LIBOR | Maximum | Tranche B-2
Subsequent events
Basis spread on variable rate	225.00%
Alternative Base Rate | Maximum | Tranche B
Subsequent events
Basis spread on variable rate	175.00%
Alternative Base Rate | Maximum | Tranche B-2
Subsequent events
Basis spread on variable rate	125.00%
China Auto
Subsequent events
Ownership percentage acquired	10.00%
Ownership percentagne, fully diluted basis	18.64%

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Cash and cash equivalents	$ 533,235	$ 931,208
Restricted cash and cash equivalents	571,634	308,039
Receivables, less allowance for doubtful accounts of $25,113 and $20,282	1,886,596	1,616,382
Due from Hertz affiliates	12,809	0
Inventories, at lower of cost or market	105,728	83,978
Prepaid expenses and other assets	461,502	416,134
Revenue earning equipment, at cost:
Cars	12,591,132	9,678,765
Less accumulated depreciation	(1,881,030)	(1,360,012)
Other equipment	3,240,095	2,830,176
Less accumulated depreciation	(1,041,861)	(1,043,520)
Total revenue earning equipment	12,908,336	10,105,409
Property and equipment, at cost:
Land, buildings and leasehold improvements	1,288,833	1,146,112
Service equipment and other	1,261,049	1,050,915
Total property and equipment, at cost	2,549,882	2,197,027
Less accumulated depreciation	(1,113,496)	(945,173)
Total property and equipment	1,436,386	1,251,854
Other intangible assets, net	4,032,111	2,562,234
Goodwill	1,341,872	392,094
Total assets	23,290,209	17,667,332
LIABILITIES AND EQUITY
Accounts payable	999,061	897,489
Due to Hertz affiliates	0	412
Accrued salaries and other compensation	440,936	426,696
Other Accrued Liabilities	737,524	699,642
Accrued taxes	167,314	162,984
Debt	15,014,474	10,907,849
Public liability and property damage	332,232	281,534
Deferred income tax liability	2,681,140	1,661,872
Total liabilities	20,372,681	15,038,478
Commitments and contingencies
The Hertz Corporation and Subsidiaries stockholder's equity
Common Stock, $0.01 par value, 3,000 shares authorized, 100 shares issued and outstanding	0	0
Additional paid-in capital	3,509,998	3,473,625
Accumulated deficit	(565,597)	(816,376)
Accumulated other comprehensive loss	(26,892)	(28,414)
Total The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,628,835
Noncontrolling interest	19	19
Total equity	2,917,528	2,628,854
Total liabilities and equity	$ 23,290,209	$ 17,667,332

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Receivables, allowance for doubtful accounts (in dollars)	$ 29,018	$ 25,113	$ 20,282
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized	3,000	3,000	3,000
Common Stock, shares issued	100	100	100
Common Stock, shares outstanding	100	100	100

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Car rental	$ 2,006,779				$ 1,623,231					$ 7,456,111	$ 6,929,584	$ 6,355,205
Equipment rental	350,482				301,326					1,383,196	1,208,811	1,069,820
Other	79,247				36,368					181,500	159,985	137,509
Total revenues	2,436,508	2,318,600	2,516,200	2,225,100	1,960,925	2,013,800	2,432,300	2,072,300	1,780,000	9,020,807	8,298,380	7,562,534
Expenses:
Direct operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394
Depreciation of revenue earning equipment and lease charges	587,027				515,106					2,148,158	1,905,739	1,868,147
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442
Interest expense	163,248				149,489					597,788	650,254	726,539
Interest income	(1,834)				(1,092)					(4,902)	(5,551)	(12,315)
Other (income) expense, net	(598)				(457)					35,542	62,548	5
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Provision for taxes on income	(59,468)				(24,226)					(227,073)	(143,846)	(33,322)
Net income	26,483				(48,241)					275,779	230,049	(1,000)
Net Income (Loss) Attributable to Noncontrolling Interest										0	(19,560)	(17,383)
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income	$ 275,779	$ 230,049	$ (1,000)
Other comprehensive income (loss), net of tax:
Translation adjustment changes	11,358	(23,545)	(17,213)
Unrealized holding gains (losses) on securities, (net of tax of 2012: $0; 2011: $125 and 2010: $0)	(318)	226	31
Change in fair value of derivatives qualifying as cash flow hedges, (net of tax of 2012: $0; 2011: $0 and 2010: $31,885)	0	0	49,759
Other, (net of tax of 2012: $0; 2011: $(1,127) and 2010: $0)	657	(984)	(19)
Unrealized gain (loss) on Euro-denominated debt, (net of tax of 2012: $0; 2011: $(8,005) and 2010: $12,656)	0	(12,573)	12,358
Defined benefit pension plans
Amortization or settlement of net gain (loss)	13,694	(4,021)	4,073
Net loss arising during the period	(30,932)	(40,895)	(8,629)
Income tax related to defined pension plans	7,063	15,555	794
Defined benefit pension plans	10,175	29,361	3,762
Other comprehensive income (loss)	1,522	(66,237)	41,154
Comprehensive income	277,301	163,812	40,154
Less: Comprehensive income attributable to noncontrolling interest	0	(19,560)	(17,383)
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 277,301	$ 144,252	$ 22,771

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Unrealized holding gains (losses) on securities, tax	$ 0	$ 125	$ 0
Derivative Instruments Gain (Loss) Recognized In Other Comprehensive Income Tax	0	0	31,885
Other Comprehensive Income Other, Tax	0	(1,127)	0
Income tax related to defined pension plans	$ 0	$ (8,005)	$ 12,656

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $)	3 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Common Stock, shares issued	100	100	100	100
Balance at Period	$ 2,917,528,000	$ 2,628,854,000	$ 2,917,528,000	$ 2,628,854,000	$ 2,502,429,000	$ 2,461,948,000
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	(28,300,000)	58,800,000	275,779,000	210,489,000	(18,383,000)
Dividends paid to Hertz Global Holdings, Inc.			(25,000,000)	(22,950,000)	(23,000,000)
Other comprehensive income			1,522,000	(66,237,000)	41,154,000
Dividend payment to noncontrolling interest				(23,100,000)	(18,200,000)
Net income relating to noncontrolling interest				19,560,000	17,409,000
Acquisition of remaining portion of non-controlling interest, net of tax of $9,798				(28,230,000)
Stock-based employee compensation charges, net of tax of $0			29,855,000	31,093,000	36,560,000
Excess tax benefits from exercise of stock options					(258,000)
Proceeds from employee stock purchase plan			5,030,000	4,208,000	3,774,000
Hertz Holdings common and phantom shares issued to Directors			1,488,000	1,592,000	1,425,000
Common Stock
Common Stock, shares issued	100	100	100	100	100
Balance at Period	0	0	0	0	0
Additional Paid-In Capital
Balance at Period	3,509,998,000	3,473,625,000	3,509,998,000	3,473,625,000	3,452,019,000
Accumulated Deficit
Balance at Period	(565,597,000)	(816,376,000)	(565,597,000)	(816,376,000)	(1,003,915,000)
Accumulated Other Comprehensive Income (Loss)
Balance at Period	(26,892,000)	(28,414,000)	(26,892,000)	(28,414,000)	37,823,000
Non-controlling Interest
Balance at Period	19,000	19,000	19,000	19,000	16,502,000	17,293,000
Dividend payment to noncontrolling interest				(23,100,000)	(18,200,000)
Net income relating to noncontrolling interest				19,560,000	17,409,000
Acquisition of remaining portion of non-controlling interest, net of tax of $9,798				$ (12,943,000)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE INCOME
Noncontrolling Interest, Decrease from Redemptions or Purchase of Interests, Tax Effect	$ 0	$ 9,798	$ 0
Adjustment to Additional Paid in Capital, Income Tax Effect from Share-based Compensation, Net	399	0	0
Income Tax Effects Allocated Directly to Equity, Employee Stock Options	0	474	(258)
Proceeds from disgorgement of stockholder short-swing profits, tax	$ 6	$ 29	$ 3

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 275,779	$ 230,049	$ (1,000)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation of revenue earning equipment	2,068,378	1,809,609	1,789,903
Depreciation of property and equipment	172,582	158,009	154,031
Amortization of other intangible assets	84,096	70,039	64,713
Amortization and write-off of deferred financing costs	51,835	89,909	70,825
Amortization and write-off of debt discount	3,987	15,948	20,968
Stock-based compensation charges	30,255	31,093	36,560
Gain (loss) on derivatives	4,326	(7,990)	10,810
Gain on disposal of business	46,346	0	0
Loss on revaluation of foreign denominated debt	2,498	(26,641)	0
Gain (Loss) on Interest Rate Cash Flow Hedge Ineffectiveness	0	0	68,815
Provision for losses on doubtful accounts	34,144	28,164	19,667
Asset writedowns	0	23,174	20,448
Deferred Income Tax Noncash Expense (Benefit)	136,838	73,720	(19,877)
Gain on sale of property and equipment	(8,309)	(43,520)	(5,740)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(8,470)	0	0
Changes in assets and liabilities, net of effects of acquisition:
Receivables	(157,732)	(79,851)	(3,145)
Inventories, prepaid expenses and other assets	(25,514)	543	(61,871)
Accounts payable	49,896	(1,139)	119,054
Accrued liabilities	(22,513)	(144,088)	(53,457)
Accrued taxes	14,331	24,901	10,281
Public liability and property damage	(4,341)	6,592	(3,058)
Net cash provided by operating activities	2,748,412	2,258,521	2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(261,605)	(101,766)	160,516
Revenue earning equipment expenditures	(9,613,239)	(9,454,311)	(8,440,872)
Proceeds from disposal of revenue earning equipment	7,125,096	7,850,442	7,518,446
Property and equipment expenditures	(312,786)	(281,695)	(179,209)
Proceeds from disposal of property and equipment	137,694	53,814	38,905
Acquisitions, net of cash acquired	(1,905,168)	(227,081)	(47,571)
Purchase of short-term investments, net	0	(32,891)	3,491
Proceeds from disposal of business	84,497	0	0
Other investing activities	(1,779)	586	2,726
Net cash used in investing activities	(4,747,290)	(2,192,902)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,237,280	3,062,479	2,635,713
Payment of long-term debt	(952,144)	(3,649,300)	(2,954,233)
Short-term borrowings:
Proceeds	438,387	460,890	490,490
Payments	(1,280,143)	(1,194,056)	(970,949)
Proceeds (payments) under the revolving lines of credit, net	1,273,164	(57,329)	1,026,070
Distributions to noncontrolling interest	0	(23,100)	(18,200)
Purchase of noncontrolling interest	(38,000)	0	0
Proceeds from employee stock purchase plan	4,275	3,577	3,208
Loan with Hertz Global Holdings, Inc.	(13,220)	(984)	(6,173)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities	0	0	(258)
Payment of financing costs	(49,433)	(91,482)	(78,151)
Dividends paid	(25,000)	(22,950)	(23,000)
Net cash provided by (used in) financing activities	1,595,166	(1,512,255)	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	(397,973)	(1,442,798)	1,388,539
Cash and cash equivalents at beginning of period	931,208	2,374,006	985,467
Cash and cash equivalents at end of period	533,235	931,208	2,374,006
Cash paid during the period for:
Interest (net of amounts capitalized)	535,130	615,730	508,183
Income taxes	71,661	49,557	50,688
Supplemental dislcosure fo non-cash flow information [Abstract]
Purchases of revenue earning equipment included in accounts payable and accrued liabilities	249,605	153,634	266,354
Sales of revenue earning equipment included in receivables	617,267	620,724	504,217
Purchases of property and equipment included in accounts payable	34,996	53,263	37,379
Sales of property and equipment included in receivables	895	41,809	11,071
Purchase of Noncontrolling Interest	$ 0	$ 38,000	$ 0

Background	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Background
Background
Background
The Hertz Corporation together with its subsidiaries, including Dollar Thrifty Automotive Group, Inc., or "Dollar Thrifty," are referred to herein as ‘‘we,’’ ‘‘our’’ and ‘‘us.’’ The Hertz Corporation is referred to herein as ‘‘Hertz,’’ 100% of Hertz outstanding capital stock is owned by Hertz Investors, Inc. (previously CCMG Corporation), and 100% of Hertz Investors, Inc.'s capital stock is owned by Hertz Holdings (previously known as CCMG Holdings, Inc.).
We are a successor to corporations that have been engaged in the car and truck rental and leasing business since 1918 and the equipment rental business since 1965. Hertz was incorporated in Delaware in 1967. Ford Motor Company acquired an ownership interest in Hertz in 1987. Prior to this, Hertz was a subsidiary of United Continental Holdings, Inc. (formerly Allegis Corporation), which acquired Hertz's outstanding capital stock from RCA Corporation in 1985.
On December 21, 2005, investment funds associated with or designated by:

•	Clayton, Dubilier & Rice, Inc., which was succeeded by Clayton, Dubilier & Rice, LLC, or “CD&R,”

•	The Carlyle Group, or “Carlyle,” and

•	Merrill Lynch & Co., Inc., or "Merrill Lynch,"
or collectively the “Sponsors,” acquired all of our common stock from Ford Holdings LLC. We refer to the acquisition of all of our common stock by the Sponsors as the “Acquisition.”
On November 19, 2012, Hertz completed the acquisition of Dollar Thrifty, a car and truck rental and leasing business. See Note 5—Business Combinations and Divestitures.
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business. See Note 5—Business Combinations and Divestitures.
In December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan as the sole underwriter in the registered public offering of those shares.
In March 2013, the Sponsors sold 60,050,777 shares of their Hertz Holdings common stock to Citigroup Global Markets Inc. and Barclays Capital Inc. as the underwriters in the registered public offering of those shares. In connection with the offering, Hertz Holdings repurchased from the underwriters 23,200,000 of the 60,050,777 shares of common stock sold by the Sponsors.
As a result of Hertz Holdings' initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011, December 2012 and March 2013, the Sponsors reduced their holdings to approximately 12.5% of the outstanding shares of common stock of Hertz Holdings.

Background
The Hertz Corporation together with its subsidiaries are referred to herein as “we,” “our” and “us.” The Hertz Corporation is referred to herein as “Hertz,” 100% of Hertz outstanding capital stock is owned by Hertz Investors, Inc. (previously CCMG Corporation), and 100% of Hertz Investors, Inc.'s capital stock is owned by Hertz Holdings (previously known as CCMG Holdings, Inc.).
We are a successor to corporations that have been engaged in the car and truck rental and leasing business since 1918 and the equipment rental business since 1965. Hertz was incorporated in Delaware in 1967. Ford Motor Company acquired an ownership interest in Hertz in 1987. Prior to this, Hertz was a subsidiary of United Continental Holdings, Inc. (formerly Allegis Corporation), which acquired our outstanding capital stock from RCA Corporation in 1985.
On December 21, 2005, investment funds associated with or designated by:

•	Clayton, Dubilier & Rice, Inc., which was succeeded by Clayton, Dubilier & Rice, LLC, or “CD&R,”

•	The Carlyle Group, or “Carlyle,” and

•	Merrill Lynch & Co., Inc., or "Merrill Lynch,"
or collectively the “Sponsors,” acquired all of our common stock from Ford Holdings LLC. We refer to the acquisition of all of our common stock by the Sponsors as the “Acquisition.”
In January 2009, Bank of America Corporation, or “Bank of America,” acquired Merrill Lynch. Accordingly, Bank of America is now an indirect beneficial owner of Hertz Holdings' common stock held by Merrill Lynch and certain other investment funds and affiliates of Merrill Lynch.
On September 1, 2011, Hertz completed the acquisition of Donlen Corporation, or "Donlen," a leading provider of fleet leasing and management services. See Note 4—Business Combinations and Divestitures.
In December 2011, Hertz purchased the noncontrolling interest of Navigation Solutions, L.L.C., thereby increasing its ownership interest from 65% to 100%.
On November 19, 2012, Hertz completed the acquisition of Dollar Thrifty Automotive Group, Inc., or "Dollar Thrifty," a car and truck rental and leasing business. See Note 4—Business Combinations and Divestitures.
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business. See Note 4—Business Combinations and Divestitures.
In December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan as the sole underwriter in the registered public offering of those shares.
As a result of Hertz Holdings' initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011 and December 2012, the Sponsors reduced their holdings to approximately 26% of the outstanding shares of common stock of Hertz Holdings.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of Hertz Holdings and our wholly owned and majority owned domestic and international subsidiaries. In the event that Hertz Holdings is a primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in our consolidated financial statements. All significant intercompany transactions have been eliminated in consolidation.
Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
Significant estimates inherent in the preparation of the consolidated financial statements include depreciation of revenue earning equipment, reserves for litigation and other contingencies, accounting for income taxes and related uncertain tax positions, pension and postretirement benefit costs, the fair value of assets and liabilities acquired in business combinations, the recoverability of long-lived assets, useful lives and impairment of long-lived tangible and intangible assets including goodwill, valuation of stock based compensation, public liability and property damage reserves, reserves for restructuring, allowance for doubtful accounts, and fair value of derivatives, among others.
Reclassifications
Certain prior period amounts have been reclassified to conform with current year presentation.
Acquisition Accounting
We account for business combinations using the acquisition method, which requires an allocation of the purchase price of an acquired entity to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Goodwill represents the excess of the purchase price over the net tangible and intangible assets acquired.
Revenue Recognition
Rental and rental related revenue (including cost reimbursements from customers where we consider ourselves to be the principal versus an agent) are recognized over the period the revenue earning equipment is rented or leased based on the terms of the rental or leasing contract. Maintenance management administrative fees are recognized monthly and maintenance management service revenue is recognized when services are performed. Revenue related to new equipment sales and consumables is recognized at the time of delivery to, or pick-up by, the customer and when collectability is reasonably assured. Fees from our licensees are recognized over the period the underlying licensees' revenue is earned (over the period the licensees' revenue earning equipment is rented). Certain truck and equipment leases are originated with the intention of syndicating to banks, and upon the sale of rights to these direct financing leases, the net gain is recorded in revenue.
Sales tax amounts collected from customers have been recorded on a net basis.
Cash and Cash Equivalents and Other
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our consolidated statements of cash flows, we net cash flows from revolving borrowings in the line item “Proceeds (payments) under the revolving lines of credit, net.” The contractual maturities of such borrowings may exceed 90 days in certain cases.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or “LKE Program,” and to satisfy certain of our self-insurance regulatory reserve requirements. These funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and cash equivalents are excluded from cash and cash equivalents.
Concentration of Credit Risk
Our cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. We seek to mitigate such risks by spreading the risk across multiple counterparties and monitoring the risk profiles of these counterparties. In addition, we have credit risk from derivative financial instruments used in hedging activities. We limit our exposure relating to derivative financial instruments by diversifying the financial instruments among various counterparties, which consist of major financial institutions.
Receivables
Receivables are stated net of allowances for doubtful accounts and represent credit extended to manufacturers and customers that satisfy defined credit criteria. The estimate of the allowance for doubtful accounts is based on our historical experience and our judgment as to the likelihood of ultimate payment. Actual receivables are written-off against the allowance for doubtful accounts when we determine the balance will not be collected. Bad debt expense is reflected as a component of "Selling, general and administrative" in our consolidated statements of operations.
Property and Equipment
Property and equipment are stated at cost and are depreciated utilizing the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter. Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

We follow the practice of charging maintenance and repairs, including the cost of minor replacements, to maintenance expense accounts. Costs of major replacements of units of property are capitalized to property and equipment accounts and depreciated on the basis indicated above. Gains and losses on dispositions of property and equipment are included in income as realized. During the years ended December 31, 2012 and 2011, gains from the dispositions of property and equipment of $6.3 million and $43.1 million, respectively, were included in "Direct operating" in our consolidated statements of operations.
Revenue Earning Equipment
Revenue earning equipment is stated at cost, net of related discounts. Useful lives are as follows:

Cars	4 to 28 months
Other equipment	24 to 108 months

Generally, when revenue earning equipment is acquired, we estimate the period that we will hold the asset, primarily based on historical measures of the amount of rental activity (e.g., automobile mileage and equipment usage) and the targeted age of equipment at the time of disposal. We also estimate the residual value of the applicable revenue earning equipment at the expected time of disposal. The residual values for rental vehicles are affected by many factors, including make, model and options, age, physical condition, mileage, sale location, time of the year and channel of disposition (e.g., auction, retail, dealer direct). The residual value for rental equipment is affected by factors which include equipment age and amount of usage. Depreciation is recorded on a straight-line basis over the estimated holding period. Depreciation rates are reviewed on a quarterly basis based on management's ongoing assessment of present and estimated future market conditions, their effect on residual values at the time of disposal and the estimated holding periods. Market conditions for used vehicle and equipment sales can also be affected by external factors such as the economy, natural disasters, fuel prices and incentives offered by manufacturers of new cars. These key factors are considered when estimating future residual values and assessing depreciation rates. As a result of this ongoing assessment, we make periodic adjustments to depreciation rates of revenue earning equipment in response to changed market conditions. Upon disposal of revenue earning equipment, depreciation expense is adjusted for the difference between the net proceeds received and the remaining net book value.
Within Donlen, revenue earning equipment is under longer term lease agreements with our customers. These leases contain provisions whereby we have a contracted residual value guaranteed to us by the lessee, such that we do not experience any gains or losses on the disposal of these vehicles. Therefore depreciation rates on these vehicles are not adjusted at any point in time per the associated lease contract.
Environmental Liabilities
The use of automobiles and other vehicles is subject to various governmental controls designed to limit environmental damage, including that caused by emissions and noise. Generally, these controls are met by the manufacturer, except in the case of occasional equipment failure requiring repair by us. To comply with environmental regulations, measures are taken at certain locations to reduce the loss of vapor during the fueling process and to maintain, upgrade and replace underground fuel storage tanks. We also incur and provide for expenses for the cleanup of petroleum discharges and other alleged violations of environmental laws arising from the disposition of waste products. We do not believe that we will be required to make any material capital expenditures for environmental control facilities or to make any other material expenditures to meet the requirements of governmental authorities in this area. Liabilities for these expenditures are recorded at undiscounted amounts when it is probable that obligations have been incurred and the amounts can be reasonably estimated.
Public Liability and Property Damage
The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment represents an estimate for both reported accident claims not yet paid, and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. The adequacy of the liability is regularly monitored based on evolving accident claim history and insurance-related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
Pension Benefit Obligations
Our employee pension costs and obligations are developed from actuarial valuations. Inherent in these valuations are key assumptions, including discount rates, salary growth, long-term return on plan assets, retirement rates, mortality rates and other factors. Actual results that differ from our assumptions are accumulated and amortized over future periods and, therefore, generally affect our recognized expense in such future periods. While we believe that the assumptions used are appropriate, significant differences in actual experience or significant changes in assumptions would affect our pension costs and obligations.
Foreign Currency Translation and Transactions
Assets and liabilities of international subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in “Accumulated other comprehensive loss” in the equity section of our consolidated balance sheets. As of December 31, 2012 and 2011, the accumulated foreign currency translation gain was $102.7 million and $91.3 million, respectively. Foreign currency gains and losses resulting from transactions are included in earnings.
Derivative Instruments
We are exposed to a variety of market risks, including the effects of changes in interest rates, gasoline and diesel fuel prices and foreign currency exchange rates. We manage our exposure to these market risks through our regular operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments. Derivative financial instruments are viewed as risk management tools and have not been used for speculative or trading purposes. In addition, derivative financial instruments are entered into with a diversified group of major financial institutions in order to manage our exposure to counterparty nonperformance on such instruments. We account for all derivatives in accordance with GAAP, which requires that all derivatives be recorded on the balance sheet as either assets or liabilities measured at their fair value. The effective portion of changes in fair value of derivatives designated as cash flow hedging instruments is recorded as a component of other comprehensive income. The ineffective portion is recognized currently in earnings within the same line item as the hedged item, based upon the nature of the hedged item. For derivative instruments that are not part of a qualified hedging relationship, the changes in their fair value are recognized currently in earnings. See Note 14—Financial Instruments.
Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Subsequent changes to enacted tax rates and changes to the global mix of earnings will result in changes to the tax rates used to calculate deferred taxes and any related valuation allowances. Provisions are not made for income taxes on undistributed earnings of international subsidiaries that are intended to be indefinitely reinvested outside of the United States or are expected to be remitted free of taxes. Future distributions, if any, from these international subsidiaries to the United States or changes in U.S. tax rules may require a change to reflect tax on these amounts. See Note 9—Taxes on Income.
Advertising
Advertising and sales promotion costs are expensed the first time the advertising or sales promotion takes place. Advertising costs are reflected as a component of “Selling, general and administrative” in our consolidated statements of operations and for the years ended December 31, 2012, 2011 and 2010 were $158.0 million, $145.8 million and $133.8 million, respectively.
Goodwill
Goodwill is not amortized but is subject to periodic testing for impairment in accordance with Financial Accounting Standards Board, or "FASB," Accounting Standards Codification, or "ASC," Topic 350, “Intangibles—Goodwill and Other,” or “ASC 350,” at the reporting unit level which is one level below our operating segments. The assessment of goodwill impairment is conducted by estimating and comparing the fair value of our reporting units, as defined in ASC 350, to their carrying value as of that date. The fair value is estimated using an income approach whereby the fair value of the reporting unit is based on the future cash flows that each reporting unit's assets can be expected to generate. Future cash flows are based on forward-looking information regarding market share and costs for each reporting unit and are discounted using an appropriate discount rate. Future discounted cash flows can be affected by changes in industry or market conditions or the rate and extent to which anticipated synergies or cost savings are realized with newly acquired entities. The test for impairment is conducted annually each October 1st, and more frequently if events occur or circumstances change that indicate that the fair value of a reporting unit may be below its carrying amount.
Intangible and Long-lived Assets
Intangible assets include concession agreements, technology, customer relationships, trademarks and trade-names and other intangibles. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives of the assets, which range from two to fifteen years. Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable in accordance with FASB ASC Topic 360, “Property, Plant, and Equipment,” or “ASC 360.” Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the estimated fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or estimated fair value less costs to sell. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually each October 1st and more frequently if events occur or circumstances change that indicate an asset may be impaired.
Stock‑Based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is to be recognized over the period during which the employee is required to provide service in exchange for the award. We have estimated the fair value of options issued at the date of grant using a Black‑Scholes option‑pricing model, which includes assumptions related to volatility, expected life, dividend yield and risk-free interest rate. See Note 7-Stock‑Based Compensation.
We are using equity accounting for restricted stock unit and performance stock unit awards. For restricted stock units the expense is based on the grant-date fair value of the stock and the number of shares that vest, recognized over the service period. For performance stock units the expense is based on the grant-date fair value of the stock, recognized over a two to four year service period depending upon a performance condition. For performance stock units, we re-assess the probability of achieving the applicable performance condition each reporting period and adjust the recognition of expense accordingly. The performance condition is not considered in determining the grant date fair value.
Franchise Revenues and Transactions
“Franchise revenues” includes franchise fees for use of our brands and services. Generally franchise fees from franchised locations are based on a percentage of net sales of the franchised business and are recognized as earned and when collectability is reasonably assured.
Initial franchise fees are recorded as deferred income when received and are recognized as revenue when all material services and conditions related to the franchise fee have been substantially performed.
Renewal franchise fees are recognized as revenue when the license agreements are effective and collectability is reasonably assured.
Other (income) expense, net includes the gains or losses from the sales of our operations or assets to new and existing franchisees. Such gains or losses are included in operating income because they are expected to be a recurring part of our business.
Recently Issued Accounting Pronouncements
In December 2011, the FASB issued Accounting Standards Update, or "ASU," No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," or "ASU 2011-11" to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We plan to adopt ASU 2011-11 on January 1, 2013, as required, but do not believe this guidance will have a significant impact on our consolidated financial statements or financial statement disclosures.
In July 2012, the FASB issued ASU No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income," or "ASU 2013-02" which requires disclosure of significant amounts reclassified out of accumulated other comprehensive income by component and their corresponding effect on the respective line items of net income. This guidance is effective for reporting periods beginning after December 15, 2012 and is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2013
Goodwill	$1,287.5	$775.4	$2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	1,241.4	100.5	1,341.9

Goodwill acquired during the period	—	—	—
Adjustments to previously recorded purchase price allocation(a)	9.2	4.6	13.8
Other changes during the period(b)	(2.9)	(0.1)	(3.0)
	6.3	4.5	10.8

Balance as of March 31, 2013
Goodwill	1,293.8	779.9	2,073.7
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,247.7	$105.0	$1,352.7

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(c)	(15.3)	—	(15.3)
Other changes during the year(d)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9
_____________________________________________________

(a)	Consists of adjustments related to purchase accounting and deferred tax during 2013.

(b)	Primarily consists of changes resulting from the translation of foreign currencies at different exchange rates from the beginning of the period to the end of the period.

(c)	Consists of deferred tax adjustments recorded during 2012.

(d)	Primarily consists of changes resulting from disposals and the translation of foreign currencies at different exchange rates from the beginning of the year to the end of the year.

Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	March 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.6	$(451.3)	$243.3
Other(1)	457.4	(46.9)	410.5
Total	1,152.0	(498.2)	653.8
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	18.2	—	18.2
Total	3,348.2	—	3,348.2
Total other intangible assets, net	$4,500.2	$(498.2)	$4,002.0

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1
_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.
Amortization of other intangible assets for the three months ended March 31, 2013 and 2012 was approximately $30.5 million and $19.2 million, respectively. Based on our amortizable intangible assets as of March 31, 2013, we expect amortization expense to be approximately $90.1 million for the remainder of 2013, $116.3 million in 2014, $113.8 million in 2015, $64.9 million in 2016 and $51.8 million in 2017.

Goodwill and Other Intangible Assets
We account for our goodwill and indefinite-lived intangible assets under ASC 350. Under ASC 350, goodwill impairment is deemed to exist if the carrying value of goodwill exceeds its fair value. In addition, ASC 350 requires that goodwill be tested at least annually using a two-step process. The first step is to identify any potential impairment by comparing the carrying value of the reporting unit to its fair value. We estimate the fair value of our reporting units using a discounted cash flow methodology. The cash flows represent management’s most recent planning assumptions. These assumptions are based on a combination of industry outlooks, views on general economic conditions, our expected pricing plans and expected future savings generated by our ongoing restructuring activities. If a potential impairment is identified, the second step is to compare the implied fair value of goodwill with its carrying amount to measure the impairment loss. Those intangible assets considered to have indefinite useful lives, including our trade name, are evaluated for impairment on an annual basis, by comparing the fair value of the intangible assets to their carrying value. In addition, whenever events or changes in circumstances indicate that the carrying value of intangible assets might not be recoverable, we will perform an impairment review. We estimate the fair value of our indefinite lived intangible assets using the relief from royalty method. Intangible assets with finite useful lives are amortized over their respective estimated useful lives and reviewed for impairment in accordance with ASC 360-10, "Impairment and Disposal of Long-Lived Assets."
At October 1, 2012, 2011 and 2010, we performed our annual goodwill impairment test and determined that the respective book values of our reporting units did not exceed their estimated fair values and therefore no impairment existed for the years ended December 31, 2012, 2011 and 2010.
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(a)	(15.3)	—	(15.3)
Other changes during the year(b)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2011
Goodwill	$367.9	$681.7	$1,049.6
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	321.8	6.8	328.6

Goodwill acquired during the year	53.1	12.3	65.4
Adjustments to previously recorded purchase price allocation	(0.9)	(0.1)	(1.0)
Other changes during the year(b)	(0.8)	(0.1)	(0.9)
	51.4	12.1	63.5

Balance as of December 31, 2011
Goodwill	419.3	693.8	1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$373.2	$18.9	$392.1
_______________________________________________________________________________

(a)	Consists of deferred tax adjustments recorded during 2012.

(b)	Primarily consists of changes resulting from disposals and the translation of foreign currencies at different exchange rates from the beginning of the period to the end of the period.
Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(3)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$672.6	$(365.5)	$307.1
Other(2)	74.7	(27.8)	46.9
Total	747.3	(393.3)	354.0
Indefinite-lived intangible assets:
Trade name	2,190.0	—	2,190.0
Other(3)	18.2	—	18.2
Total	2,208.2	—	2,208.2
Total other intangible assets, net	$2,955.5	$(393.3)	$2,562.2

_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)
Other amortizable intangible assets primarily consisted of our Advantage trade name and concession rights, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(3)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.

Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually, or more frequently if events or changes in circumstances indicate the asset may be impaired.
Generally, our trademarks and trade names are expected to generate cash flows indefinitely. Consequently, these assets were classified as indefinite-lived intangibles and accordingly are not amortized but reviewed for impairment annually, or sooner under certain circumstances. Prior to the goodwill testing discussed above, we tested our intangible assets with indefinite lives. The test for impairment requires us to compare the fair value of our indefinite-lived intangible assets to the carrying value of those assets. In situations where the carrying value exceeds the fair value of the intangible asset, an impairment loss equal to the difference is recognized. We estimate the fair value of our indefinite-lived intangible assets using an income approach; specifically, based on discounted cash flows.
December 31, 2012, 2011 and 2010
At October 1, 2012, 2011 and 2010, we performed our annual test of recoverability of indefinite-lived intangible assets. We determined that the respective book values of our indefinite-lived intangible assets did not exceed their estimated fair values and therefore no impairment existed.
Amortization of other intangible assets for the years ended December 31, 2012, 2011 and 2010 was approximately $84.1 million, $70.0 million and $64.7 million, respectively. Based on our amortizable intangible assets as of December 31, 2012, we expect amortization expense to be approximately $120.5 million in 2013, $116.1 million in 2014, $113.7 million in 2015, $64.8 million in 2016 and $51.8 million in 2017.

Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations and Divestitures
Business Combination Disclosure
Business Combinations and Divestitures
Dollar Thrifty Acquisition
On November 19, 2012, Hertz Holdings completed the Dollar Thrifty acquisition pursuant to the terms of the Merger Agreement with Dollar Thrifty and Merger Sub, a wholly owned Hertz subsidiary. In accordance with the terms of the Merger Agreement, Merger Sub completed a tender offer in which it purchased a majority of the shares of Dollar Thrifty common stock then outstanding at a price equal to $87.50 per share in cash. Merger Sub subsequently acquired the remaining shares of Dollar Thrifty common stock by means of a short-form merger in which such shares were converted into the right to receive the same $87.50 per share in cash paid in the tender offer. The total purchase price was approximately $2,592.0 million, which comprised of $2,551.0 million of cash, including our use of approximately $404.0 million of cash and cash equivalents available from Dollar Thrifty, and the fair value of our previously held equity interest in Dollar Thrifty of $41.0 million. As a result of re-measuring to fair value our equity interest previously held in Dollar Thrifty immediately before the acquisition date, we recognized a gain of approximately $8.4 million in our consolidated statements of operations within "Other (income) expense, net." As a condition of the Merger Agreement, and pursuant to a divestiture agreement reached with the Federal Trade Commission, Hertz divested its Simply Wheelz subsidiary, which owned and operated the Advantage brand, and secured for the buyer of Advantage certain Dollar Thrifty on-airport car rental concessions. Dollar Thrifty is now a wholly-owned subsidiary of Hertz.
The purchase price of Dollar Thrifty was funded with (i) cash proceeds of $1,950.0 million received by Hertz from its issuance of $1,950.0 million in aggregate principal amount of Senior Notes and Term Loans, (ii) approximately $404.0 million of acquired cash and cash equivalents from Dollar Thrifty, and (iii) the balance funded by Hertz's existing cash.
The Dollar Thrifty acquisition has been accounted for utilizing the acquisition method, which requires an allocation of the purchase price of the acquired entity to the assets acquired and liabilities assumed based on their estimated fair values from a market-participant perspective at the date of acquisition. The allocation of the purchase price as reflected within these consolidated financial statements is based on the best information available to management at the time these consolidated financial statements were issued and is preliminary pending the completion of the final valuation analysis of the Dollar Thrifty assets and liabilities. In particular, the valuation of income taxes, certain property and equipment and lease and other contracts acquired as of the acquisition date, have not been finalized. During the measurement period (which is not to exceed one year from the acquisition date), we will be required to retrospectively adjust the preliminary amounts recognized to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. Further, during the measurement period, we are also required to recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date.
The fair values of the assets acquired and liabilities assumed were preliminarily determined using the income, cost and market approaches. The fair values of acquired trade names and concession agreements were estimated using the income approach which values the subject asset using the projected cash flows to be generated by the asset, discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach was utilized in combination with the market approach to estimate the fair values of property, plant and equipment and reflects the estimated reproduction or replacement costs for the assets, less an allowance for loss in value due to depreciation. The cost approach was utilized in combination with the market approach to estimate the fair values of most working capital accounts.
The following summarizes the fair values of the assets acquired and liabilities assumed as of the Dollar Thrifty acquisition date (in millions):

Cash and cash equivalents	$535.0
Restricted cash and cash equivalents	307.0
Receivables	170.0
Inventories	8.0
Prepaid expenses and other assets	41.0
Revenue earning equipment	1,614.0
Property and equipment	119.0
Other intangible assets	1,546.0
Other assets	35.0
Goodwill	885.0
Accounts payable	(43.0)
Accrued liabilities	(277.0)
Deferred taxes on income	(864.0)
Debt	(1,484.0)
Total	$2,592.0

The identifiable intangible assets of $1,546.0 million consist of $1,140.0 million of trade names with an indefinite life and $406.0 million of concession agreements. The concession agreements will be amortized over their expected useful lives of nine years on a straight-line basis.
The excess of the purchase price over the net tangible and intangible assets acquired resulted in goodwill of $885.0 million which is attributable to the synergies and economies of scale provided to a market participant. The goodwill recorded in connection with this transaction is not deductible for income tax purposes. All such goodwill is reported in the car rental segment.
Donlen Acquisition
On September 1, 2011, Hertz acquired 100% of the equity of Donlen, a leading provider of fleet leasing and management services. Donlen provides Hertz an immediate leadership position in long-term car, truck and equipment leasing and fleet management, which enables us to present our customers a complete portfolio of transportation solutions and the enhanced ability to cross sell to each others' customer base. This transaction is part of the overall growth strategy of Hertz to provide the most flexible transportation programs for corporate and general consumers. Additionally, Donlen brings to Hertz a specialized consulting and technology expertise that will enable us to model, measure and manage fleet performance more effectively and efficiently. The combination of the strategic fit and expected fleet synergies described above are the primary drivers behind the excess purchase price paid over the fair value of the assets and liabilities acquired. All such goodwill recognized as part of this acquisition is reported in the car rental segment.
The Donlen equity valuation for the transaction was estimated at $250.0 million, subject to adjustment based on the net assets of Donlen at closing. The preliminary purchase price adjustment at closing resulted in a downward adjustment of $2.4 million. The final purchase price adjustment, based on the final Donlen closing date balance sheet, resulted in an upward adjustment of $2.4 million (resulting in a final closing cash payment of $250.0 million). None of the goodwill recognized as part of this acquisition is expected to be deductible for tax purposes.
The following summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date (in millions):

Cash and cash equivalents	$35.6
Receivables	64.0
Prepaid expenses and other assets	7.0
Revenue earning equipment	1,120.6
Property and equipment	13.5
Other intangible assets	75.0
Goodwill	51.1
Accounts payable	(39.3)
Accrued liabilities	(226.8)
Deferred taxes on income	(121.9)
Debt	(728.8)
Total	$250.0

Other intangible assets and their amortization periods are as follows:

	Useful life (in years)	Fair value (in millions)
Customer relationships	16	$65.0
Trademark	20	7.0
Non-compete agreement	5	3.0
Total		$75.0

This transaction has been accounted for using the acquisition method of accounting in accordance with GAAP and operating results of Donlen from the date of acquisition are included in our consolidated statements of operations. The allocation of the purchase price to the tangible and intangible net assets acquired is complete.
Actual and Pro forma Impact of Acquisitions
The pro forma information for December 31, 2012 and 2011 assumes that the Dollar Thrifty acquisition occurred on January 1, 2011.
The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of Donlen occurred on January 1, 2010.
The unaudited pro forma financial information for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	Revenue	Earnings
Actual from 09/01/11 - 12/31/11 (Donlen only)(1)	$142.7	$2.0
Actual from 11/19/12 - 12/31/12 (Dollar Thrifty only)(2)	170.6	(25.9)
2012 supplemental pro forma from 1/1/12 - 12/31/12 (combined entity)(3)	10,193.3	441.8
2011 supplemental pro forma from 1/1/11 - 12/31/11 (combined entity)(4)	9,920.3	235.1
2010 supplemental pro forma from 1/1/10 - 12/31/10 (combined entity)(5)	7,904.3	(48.6)
_______________________________________________

(1)
Donlen's actual earnings for the four months ended December 31, 2011 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and the fair value adjustment related to acquired software, as well as, the write-off of certain unamortized debt costs.

(2)
Dollar Thrifty's actual earnings for the 43 days ended December 31, 2012 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and non-recurring compensation costs in connection with the merger.

(3)
The unaudited pro forma financial information for the year ended December 31, 2012 combines the historical results of Hertz and Dollar Thrifty for the year ended December 31, 2012, and the effects of the pro forma adjustments listed below.

(4)
The unaudited pro forma financial information for the year ended December 31, 2011 combines the historical results of Hertz, Donlen and Dollar Thrifty for the year ended December 31, 2011, and the effects of the pro forma adjustments listed below.

(5)
The unaudited pro forma financial information for the year ended December 31, 2010 combines the historical results of Hertz and Donlen for the year ended December 31, 2010, and the effects of the pro forma adjustments listed below.

The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined entity nor do they reflect the expected realization of any cost savings associated with the acquisitions. The unaudited pro forma consolidated results reflect the historical financial information of Hertz Holdings, Donlen and Dollar Thrifty, adjusted for the following pre-tax amounts:
Pro forma adjustments - Dollar Thrifty acquisition

•	Additional amortization expense (approximately $38.9 million in 2012 and $44.4 million in 2011) related to the fair value of identifiable intangible assets acquired.

•	Additional interest expense (approximately $72.7 million in 2012 and $79.1 million in 2011) associated with the new debt used to finance the Dollar Thrifty acquisition.

•	Reclassifying merger related costs from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•
Reclassifying non-recurring compensation costs incurred in connection with the merger and integration costs of approximately $46.7 million from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•	Reclassifying the loss from the Advantage disposition from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•	Reclassifying charges related to the impact of divesting Dollar Thrifty locations incurred in connection with the Dollar Thrifty acquisition from 2012 to 2011.

•	Impact of fair value adjustment to revenue earning equipment.

•
Adjustments to eliminate the results of operations of the Advantage business and locations to be divested where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition for the years ended December 31, 2012 and 2011.

•
Including an estimated amount of leasing revenue to be earned by Hertz from leasing vehicles to the buyer of Advantage. The depreciation and other expenses associated with the vehicles being leased to the buyer of Advantage have not been eliminated from the pro forma financial statements, as their costs remain as part of Hertz's ongoing operations associated with owning such vehicles.

All of the above adjustments were adjusted for the applicable tax impact. Hertz has generally assumed a 39% tax rate when estimating the tax impacts of the Dollar Thrifty acquisition, representing the statutory tax rate for Hertz. The effective tax rate of the combined company could be significantly different (either higher or lower) depending on post-Dollar Thrifty acquisition activities, cash needs and the geographical location of businesses.
Pro forma adjustments - Donlen acquisition
2011 supplemental pro forma revenue for the year ended December 31, 2011 excludes $3.2 million related to deferred revenue which was eliminated as part of acquisition accounting. 2011 supplemental pro forma earnings for the year ended December 31, 2011 excludes $2.0 million related to deferred income which was eliminated as part of acquisition accounting, and $6.1 million of acquisition related costs incurred in 2011.
2010 supplemental pro forma revenue for the year ended December 31, 2010 excludes $8.7 million related to deferred revenue which was eliminated as part of acquisition accounting. 2010 supplemental pro forma earnings for the year ended December 31, 2010 excludes $5.3 million related to deferred income which was eliminated as part of acquisition accounting, and includes $6.1 million of acquisition related costs incurred.
Other Acquisitions
During the year ended December 31, 2012, we added nineteen domestic equipment rental locations through external acquisitions. These acquisitions are not material to the consolidated amounts presented within our statement of operations for the year ended December 31, 2012.
Divestitures
Potential Divestiture of Selected Dollar Thrifty Airport Locations
In order to obtain regulatory approval and clearance for the Dollar Thrifty acquisition, Hertz agreed to dispose of Advantage, to secure for the buyer of Advantage certain on-airport car rental concessions and related assets at 13 locations where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition, or the “Initial airport locations.” Additionally, Hertz agreed to secure for the buyer of Advantage or, in certain cases, one or more other Federal Trade Commission-approved buyers, on-airport car rental concessions at 13 additional locations where Dollar Thrifty operated prior to the consummation of the Dollar Thrifty acquisition, or the “Secondary airport locations.” The buyer of Advantage agreed to assume all of the Secondary airport locations. As of December 31, 2012, Hertz recorded a loss, including for estimated support payments of $24.1 million.
Advantage Divestiture
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, or the “Advantage divestiture,” a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business, or “Advantage,” for approximately $16.0 million, plus the value of current assets as of the closing date, which was approximately $3.6 million. As part of the agreement to sell Advantage, Hertz agreed to provide financial support to the buyer of Advantage in the amount of $17.0 million over a period of three years from the closing date (with the present value of $15.6 million as of December 31, 2012). As a result of the Advantage divestiture, Hertz realized a loss (before income taxes) of approximately $31.4 million as of December 31, 2012.
To assist the buyer of Advantage in securing alternative fleet financing arrangements, Hertz entered into a senior note credit agreement, pursuant to which Hertz agreed, subject to certain conditions, to loan Simply Wheelz, on a senior unsecured basis, up to $45.0 million over 5 years (2.5 years weighted average life) at varied interest rates up to 13% over the life of the loan.
Further, Hertz agreed to sublease vehicles to the buyer of Advantage for use in continuing the operations of Advantage, for a period no longer than two years from the closing date. As such, Hertz will have significant continuing involvement in the operations of the disposed Advantage business. Therefore, the operating results associated with the Advantage business will continue to be classified as part of our continuing operations in the consolidated statements of operations for all periods presented.

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt
Debt
Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending March 31 (in millions of dollars) are as follows:

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of March 31, 2013, there were outstanding standby letters of credit totaling $669.6 million. Of this amount, $617.6 million was issued under the Senior Credit Facilities. As of March 31, 2013, none of these letters of credit have been drawn upon.
2013 Events
In January 2013, Hertz Vehicle Financing LLC, or "HVF," an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of HVF's Series 2013-1 Rental Car Asset Backed Notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.
In March 2013, Hertz issued $250 million in aggregate principal amount of 4.25% Senior Notes due 2018. The proceeds of this March 2013 offering were used by us to replenish a portion of our liquidity, after having dividended $467.2 million in available liquidity to Hertz Holdings, which Hertz Holdings used to repurchase 23,200,000 shares of its common stock in March 2013.
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.
Registration Rights
Pursuant to the terms of the exchange and registration rights agreement entered into in connection with the issuance of $250 million in aggregate principal amount of the 4.25% Senior Notes due 2018 in March 2013, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by March 2014 or failing to complete the exchange offer by April 2014, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where any such failure has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. We do not believe the special interest obligation is probable, and as such, we have not recorded any amounts with respect to this registration payment arrangement.
Guarantees and Security
In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. There have been no material changes to the guarantees and security provisions of the debt instruments and credit facilities under which our indebtedness as of March 31, 2013 has been issued from the terms as disclosed in our Form 10-K.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of March 31, 2013, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of March 31, 2013, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of March 31, 2013, the Senior Term Facility had approximately $0.1 million available under the letter of credit facility and the Senior ABL Facility had $1,027.2 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which Hertz is the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of March 31, 2013 and December 31, 2012, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities collectively had total assets primarily comprised of loans receivable and revenue earning equipment of $393.4 million and $440.8 million, respectively, and collectively had total liabilities primarily comprised of debt of $392.9 million and $440.3 million, respectively.

Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations, acquisitions and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of December 31, 2012, there were outstanding standby letters of credit totaling $681.4 million. Of this amount, $626.6 million was issued under the Senior Credit Facilities. As of December 31, 2012, none of these letters of credit have been drawn upon.
Acquisition Bridge Financing
In August 2012 in conjunction with signing of the merger agreement with Dollar Thrifty, Hertz obtained $1,950.0 million in financing commitments for use in acquiring Dollar Thrifty. In October 2012 after having secured permanent financing for the Dollar Thrifty acquisition, Hertz terminated these commitments having never drawn upon them.
CORPORATE DEBT
Senior Credit Facilities
Senior Term Facility: In March 2011, Hertz entered into a credit agreement that provides a $1,400.0 million term loan, or as amended, the ‘‘Senior Term Facility.’’ In addition, the Senior Term Facility includes a separate incremental pre-funded synthetic letter of credit facility in an aggregate principal amount of $200.0 million. Subject to the satisfaction of certain conditions and limitations, the Senior Term Facility allows for the incurrence of incremental term and/or revolving loans.
On October 9, 2012, Hertz entered into an Incremental Commitment Amendment to the Senior Term Facility which provided for commitments for the Incremental Term Loans of $750.0 million under the Senior Term Facility. Contemporaneously with the consummation of the Dollar Thrifty acquisition, the Incremental Term Loans were fully drawn and the proceeds therefrom were used to: (i) finance a portion of the consideration in connection with the Dollar Thrifty acquisition, (ii) pay off obligations of Dollar Thrifty and its subsidiaries in connection with the Dollar Thrifty acquisition and (iii) pay fees and other transaction expenses in connection with the Dollar Thrifty acquisition and the related financing transactions.
The Incremental Term Loans are secured by the same collateral and guaranteed by the same guarantors as the previously existing term loans under the Senior Term Facility. The Incremental Term Loans will, like the previously existing term loans under the Senior Term Facility, mature on March 11, 2018 and the interest rate per annum applicable thereto will be the same as such previously existing term loans. The other terms of the Incremental Term Loans are also generally the same.
Senior ABL Facility: In March 2011, Hertz, HERC, and certain other of our subsidiaries entered into a credit agreement that provides for aggregate maximum borrowings of $1,800.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility. We refer to this facility, as amended, from time to time, as the “Senior ABL Facility.” Up to $1,500.0 million of the Senior ABL Facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation. Subject to the satisfaction of certain conditions and limitations, the Senior ABL Facility allows for the addition of incremental revolving and/or term loan commitments. In addition, the Senior ABL Facility permits Hertz to increase the amount of commitments under the Senior ABL Facility with the consent of each lender providing an additional commitment, subject to satisfaction of certain conditions.
We refer to the Senior Term Facility and the Senior ABL Facility together as the “Senior Credit Facilities.” Hertz's obligations under the Senior Credit Facilities are guaranteed by its immediate parent (Hertz Investors, Inc.) and most of its direct and indirect domestic subsidiaries (subject to certain exceptions, including Hertz International Limited, which ultimately owns entities carrying on most of our international operations, and subsidiaries involved in the HVF U.S. Asset-Backed Securities, or "ABS," Program, the Donlen ABS Program and, the RCFC U.S. ABS Program). In addition, the obligations of the “Canadian borrowers” under the Senior ABL Facility are guaranteed by their respective subsidiaries, subject to certain exceptions.
The lenders under the Senior Credit Facilities have been granted a security interest in substantially all of the tangible and intangible assets of the borrowers and guarantors under those facilities, including pledges of the stock of certain of their respective domestic subsidiaries (subject, in each case, to certain exceptions, including certain vehicles). Each of the Senior Credit Facilities permits the incurrence of future indebtedness secured on a basis either equal to or subordinated to the liens securing the applicable Senior Credit Facility or on an unsecured basis.
We refer to Hertz and its subsidiaries as the Hertz credit group. The Senior Credit Facilities contain a number of covenants that, among other things, limit or restrict the ability of the Hertz credit group to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make dividends and other restricted payments (including to the parent entities of Hertz and other persons), create liens, make investments, make acquisitions, engage in mergers, change the nature of their business, engage in certain transactions with affiliates that are not within the Hertz credit group or enter into certain restrictive agreements limiting the ability to pledge assets.
Under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Covenants in the Senior Term Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, with certain exceptions, including: (i) in an aggregate amount not to exceed 1.0% of the greater of a specified minimum amount and the consolidated tangible assets of the Hertz credit group (which payments are deducted in determining the amount available as described in the next clause (ii)), (ii) in additional amounts up to a specified available amount determined by reference to, among other things, an amount set forth in the Senior Term Facility plus 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available (less certain investments) and (iii) in additional amounts not to exceed the amount of certain equity contributions made to Hertz.
Covenants in the Senior ABL Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, except in an aggregate amount, taken together with certain investments, acquisitions and optional prepayments, not to exceed $200 million. Hertz may also pay additional cash dividends under the Senior ABL Facility so long as, among other things, (a) no specified default then exists or would arise as a result of making such dividends, (b) there is at least $200 million of liquidity under the Senior ABL Facility after giving effect to the proposed dividend, and (c) either (i) if such liquidity is less than $400 million immediately after giving effect to the making of such dividends, Hertz is in compliance with a specified fixed charge coverage ratio, or (ii) the amount of the proposed dividend does not exceed the sum of (x) 1.0% of tangible assets plus (y) a specified available amount determined by reference to, among other things, 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available plus (z) a specified amount of certain equity contributions made to Hertz.
In November 2012, we amended the Senior ABL Facility to deem letters of credit issued under Dollar Thrifty's now-terminated senior revolving credit facility to have been issued under the Senior ABL Facility.
Senior Notes
In March 2012, Hertz issued an additional $250.0 million aggregate principal of the 6.75% Senior Notes due 2019. The proceeds of this March 2012 offering were used in March 2012 in part to redeem $162.3 million principal amount of Hertz's outstanding 8.875% Senior Notes due 2014 which resulted in the write-off of unamortized debt costs of $1.2 million recorded in "Interest expense" on our consolidated statement of operations. The remainder of the proceeds of this March 2012 offering, along with cash on hand or drawings under the Senior ABL Facility were used to redeem €213.5 million ($286.0 million) of Hertz's outstanding 7.875% Senior Notes due 2014, which resulted in the write-off of unamortized debt costs of $2.0 million recorded in "Interest expense" on our consolidated statement of operations.
In October 2012, HDTFS, Inc., a newly-formed, wholly-owned subsidiary of Hertz issued and sold $700.0 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500.0 million aggregate principal amount of 6.250% Senior Notes due 2022 in a private offering. The gross proceeds of the offering were held in an escrow account until the date of the completion of the acquisition of Dollar Thrifty, at which time the gross proceeds of the offering were released from escrow and HDTFS, Inc. was merged into Hertz.
Hertz's obligations under the indentures for the Senior Notes are guaranteed by each of its direct and indirect domestic subsidiaries that is a guarantor under the Senior Term Facility. The guarantees of all of the Subsidiary Guarantors may be released to the extent such subsidiaries no longer guarantee our Senior Credit Facilities in the United States. HERC may also be released from its guarantee under the outstanding Senior Notes at any time at which no event of default under the related indenture has occurred and is continuing, notwithstanding that HERC may remain a subsidiary of Hertz.
The indentures for the Senior Notes contain covenants that, among other things, limit or restrict the ability of the Hertz credit group to incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make certain restricted payments (including paying dividends, redeeming stock or making other distributions to parent entities of Hertz and other persons outside of the Hertz credit group), make investments, create liens, transfer or sell assets, merge or consolidate, and enter into certain transactions with Hertz's affiliates that are not members of the Hertz credit group.
The covenants in the indentures for the Senior Notes also restrict Hertz and other members of the Hertz credit group from redeeming stock or making loans, advances, dividends, distributions or other restricted payments to any entity that is not a member of the Hertz credit group, including Hertz Holdings, subject to certain exceptions.
Promissory Notes
References to our “Promissory Notes” relate to our promissory notes issued under three separate indentures prior to the Acquisition.
FLEET DEBT
The governing documents of certain of the fleet debt financing arrangements specified below contain covenants that, among other things, significantly limit or restrict (or upon certain circumstances may significantly restrict or prohibit) the ability of the borrowers, and the guarantors if applicable, to make certain restricted payments (including paying dividends, redeeming stock, making other distributions, loans or advances) to Hertz Holdings and Hertz, whether directly or indirectly.
HVF U.S. ABS Program
Hertz Vehicle Financing LLC, an insolvency remote, direct, wholly‑owned, special purpose subsidiary of Hertz, or “HVF,” is the issuer under the HVF U.S. ABS Program. HVF has entered into a base indenture that permits it to issue term and revolving rental car asset‑backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Hertz's (and through fleet sharing arrangements, a portion of the fleet used in Dollar Thrifty's) domestic car rental operations and contractual rights related to such vehicles.
References to the “HVF U.S. ABS Program” include HVF's U.S. Fleet Variable Funding Notes together with HVF's U.S. Fleet Medium Term Notes.
HVF U.S. Fleet Variable Funding Notes
References to the “HVF U.S. Fleet Variable Funding Notes” include HVF's Series 2009-1 Variable Funding Rental Car Asset Backed Notes, as amended, or the “Series 2009-1 Notes,” Series 2010-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2010-2 Notes,” and Series 2011-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2011-2 Notes,” collectively. As of December 31, 2012, the only U.S. Fleet Variable Funding Notes committed or outstanding were the Series 2009-1 Notes, which, as of December 31, 2012, permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability) on a revolving basis under an asset‑backed variable funding note facility.
In April 2012, HVF paid the HVF Series 2011-2 notes in full and terminated the related asset-backed variable funding note facility.
In May 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,188.0 million (subject to borrowing base availability).
In October 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,238.8 million (subject to borrowing base availability) and extend the expected final maturity by one year to March 2014.
In December 2012, HVF paid the HVF Series 2010-2 Notes in full and terminated the related asset-backed variable funding note facility. At the same time, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability).
HVF U.S. Fleet Medium Term Notes
References to the “HVF U.S. Fleet Medium Term Notes” include HVF's Series 2009-2 Notes, Series 2010-1 Notes and Series 2011-1 Notes, collectively.
Series 2009-2 Notes: In October 2009, HVF issued the Series 2009-2 Rental Car Asset Back Notes, Class A, or the “HVF Series 2009-2 Class A Notes,” in an aggregate original principal amount of $1.2 billion. In June 2010, HVF issued the Subordinated Series 2009-2 Rental Car Asset Backed Notes, Class B, or the “HVF Series 2009-2 Class B Notes,” and together with the Series 2009-2 Class A, or the “HVF Series 2009-2 Notes,” in an aggregate original principal amount of $184.3 million.
Series 2010-1 Notes: In July 2010, HVF issued the Series 2010-1 Rental Car Asset Backed Notes, or the “HVF Series 2010-1 Notes,” in an aggregate original principal amount of $749.8 million.
Series 2011-1 Notes: In June 2011, HVF issued the Series 2011-1 Rental Car Asset Backed Notes, or the “HVF Series 2011-1 Notes,” in an aggregate original principal amount of $598.0 million.
See Note 18—Subsequent Events.
RCFC U.S. ABS Program
Rental Car Finance Corporation, or “RCFC,” became an insolvency remote, indirect, wholly‑owned, special purpose subsidiary of Hertz when Hertz acquired Dollar Thrifty. RCFC is the issuer under the RCFC U.S. ABS Program. RCFC has entered into a base indenture that permits it to issue term and revolving rental car asset-backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Dollar Thrifty's (and through fleet sharing arrangements, a portion of the fleet used in Hertz's) domestic car rental operations and contractual rights related to such vehicles.
References to the “RCFC U.S. ABS Program” include RCFC's U.S. Fleet Variable Funding Notes together with RCFC's U.S. Fleet Medium Term Notes.
RCFC U.S. Fleet Variable Funding Notes
References to the “RCFC U.S. Fleet Variable Funding Notes” are to the RCFC Series 2010-3 Variable Funding Rental Car Asset Backed Notes, as amended, or the “RCFC Series 2010-3 Notes,” which, as of December 31, 2012, permit aggregate maximum borrowings of $600.0 million (subject to borrowing base availability) on a revolving basis under an asset-backed variable funding note facility.
RCFC U.S. Fleet Medium Term Notes
References to the “RCFC U.S. Fleet Medium Term Notes” include RCFC's Series 2011-1 Notes and RCFC's Series 2011-2 Notes, collectively.
Series 2011-1 Notes: In July 2011, RCFC issued the Series 2011-1 Rental Car Asset Backed Notes, or the “RCFC Series 2011-1 Notes,” in an aggregate original principal amount of $500.0 million.
Series 2011-2 Notes: In October 2011, RCFC issued the Series 2011-2 Rental Car Asset Backed Notes, or the “RCFC Series 2011-2 Notes,” in an aggregate original principal amount of $400.0 million.
Donlen ABS Program
Donlen GN II Variable Funding Notes
On September 1, 2011, in connection with our acquisition of Donlen, Donlen's GN II Variable Funding Notes, or the "GN II VFN," remained outstanding and lender commitments thereunder were increased to permit aggregate maximum borrowings of $850.0 million (subject to borrowing base availability).
In February 2012, Hertz's indirect, wholly-owned subsidiary GN Funding II L.L.C., or “GN II,” amended the GN II VFN to permit aggregate maximum borrowings of $900.0 million (subject to borrowing base availability).
In July 2012, GN II amended the GN II VFN to extend the expected maturity to December 2012 and to permit aggregate maximum borrowings of $1,000.0 million (subject to borrowing base availability).
In October 2012, GN II amended the GN II VFN to extend the expected final maturity to December 2013.
Fleet Debt-Other
U.S. Fleet Financing Facility
In September 2006, Hertz and Puerto Ricancars, Inc., a Puerto Rican corporation and wholly‑owned indirect subsidiary of Hertz, or “PR Cars,” entered into a credit agreement that provides for aggregate maximum borrowings of $165.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “U.S. Fleet Financing Facility.” The U.S. Fleet Financing Facility is the primary fleet financing for our car rental operations in Hawaii, Kansas, Puerto Rico and the U.S. Virgin Islands.
The obligations of each of Hertz and PR Cars under the U.S. Fleet Financing Facility are guaranteed by certain of Hertz's direct and indirect domestic subsidiaries. In addition, the obligations of PR Cars under the U.S. Fleet Financing Facility are guaranteed by Hertz. The lenders under the U.S. Fleet Financing Facility have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Hawaii, Puerto Rico and the U.S. Virgin Islands and certain contractual rights related to rental vehicles in Kansas, Hawaii, Puerto Rico and the U.S. Virgin Islands.
In September 2011, we extended the maturity of our U.S. Fleet Financing Facility to September 2015 and increased the facility size to $190.0 million. In connection with the extension, we made a number of modifications to the financing arrangement including decreasing the advance rate and increasing pricing.
European Revolving Credit Facility and European Fleet Notes
In June 2010, Hertz Holdings Netherlands B.V., an indirect wholly‑owned subsidiary of Hertz organized under the laws of The Netherlands, or “HHN BV,” entered into a credit agreement that provides for aggregate maximum borrowings of €220.0 million (the equivalent of $291.2 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “European Revolving Credit Facility,” and issued the 8.50% Senior Secured Notes due July 2015, or the “European Fleet Notes,” in an aggregate original principal amount of €400.0 million (the equivalent of $529.4 million as of December 31, 2012). References to the “European Fleet Debt” include HHN BV's European Revolving Credit Facility and the European Fleet Notes, collectively.
The European Fleet Debt is the primary fleet financing for our car rental operations in Germany, Italy, Spain, Belgium, New Zealand and Luxembourg, and can be expanded to provide fleet financing in Australia, Canada, France, The Netherlands, Switzerland, and the United Kingdom.
The obligations of HHN BV under the European Fleet Debt are guaranteed by Hertz and certain of Hertz's domestic and foreign subsidiaries.
The agreements governing the European Revolving Credit Facility and the indenture governing the European Fleet Notes contain covenants that apply to the Hertz credit group similar to those for the Senior Notes. In addition, the agreements and indenture contain a combination of security arrangements, springing covenants and “no liens” covenants intended to give the lenders under the European Fleet Debt enhanced recourse to certain assets of HHN BV and certain foreign subsidiaries of Hertz. The terms of the European Fleet Debt permit HHN BV to incur additional indebtedness that would be pari passu with either the European Revolving Credit Facility or the European Fleet Notes.
In June 2012, HHN BV amended the European Revolving Credit Facility to extend the maturity date from June 2013 to June 2015.
European Securitization
In July 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of €400.0 million (the equivalent of $529.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “European Securitization.” The European Securitization is the primary fleet financing for our car rental operations in France and The Netherlands. The lenders under the European Securitization have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in France and The Netherlands and certain contractual rights related to such vehicles.
In August 2011, certain foreign subsidiaries extended the expected maturity of our European Securitization Facility to July 2013. In connection with the extension, International Fleet Financing No. 2 B.V. made a number of modifications to the financing arrangement including increasing the advance rate and decreasing pricing.
In July 2012, International Fleet Financing No. 2 B.V. amended the European Securitization to extend the maturity from July 2013 to July 2014.
Hertz-Sponsored Canadian Securitization
In May 2007, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of CAD$225.0 million (the equivalent of $226.1 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or as amended, the “Canadian Securitization.” The Canadian Securitization is the primary fleet financing for our car rental operations in Canada. The lender under the Canadian Securitization has been granted an indirect security interest primarily in the owned rental car fleet used in our car rental operations in Canada and certain contractual rights related to such vehicles as well as certain other assets owned by entities connected to the financing.
In November 2011, Hertz's indirect wholly owned subsidiary HC Limited Partnership extended the maturity of the Canadian Securitization to January 2012 and reduced the facility size to CAD$200.0 million (equivalent to $201.0 million as of December 31, 2012). In connection with the extension, HC Limited Partnership made a number of modifications to the financing arrangement including decreasing the pricing.
In January 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from January 2012 to March 2012. In March 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from March 2012 to May 2012. In the second quarter of 2012, the maturity date was extended to June 2013.
Dollar Thrifty-Sponsored Canadian Securitization
In March 2012 certain foreign subsidiaries of Dollar Thrifty entered into a trust indenture that permits the issuance of term and revolving rental car asset-backed securities, the collateral for which consists primarily of the rental car fleet used in Dollar Thrifty’s Canadian car rental operations and contractual rights related to such vehicles. These subsidiaries became indirect wholly-owned subsidiaries of Hertz when Hertz acquired Dollar Thrifty.
In March 2012 these subsidiaries issued asset-backed variable funding notes that provide for aggregate maximum borrowings of CAD$150.0 million (the equivalent of $150.7 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis, or the “Dollar Thrifty-Sponsored Canadian Securitization.” The expected final maturity of the Dollar Thrifty-Sponsored Canadian Securitization is August 2014.
Australian Securitization
In November 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of A$250.0 million (the equivalent of $259.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “Australian Securitization.” The Australian Securitization is the primary fleet financing for Hertz's car rental operations in Australia. The lender under the Australian Securitization has been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Australia and certain contractual rights related to such vehicles. In connection with the issuance of the Australian Securitization, an interest rate cap was purchased by a subsidiary, HA Fleet Pty Limited. Concurrently, Hertz sold an offsetting interest rate cap, thereby neutralizing the hedge on a consolidated basis and reducing the net cost of the hedge.
In October 2012, Hertz's indirect, wholly-owned subsidiary HA Fleet Pty Limited amended the Australian Securitization to extend the expected maturity date thereunder to December 2014 in connection with this transaction both HA Fleet Pty Limited and Hertz amended the existing interest rate caps, modifying and extending the amortization schedule to the new maturity date of the securitization.
See Note 14—Financial Instruments.
Brazilian Fleet Financing Facility
As of December 31, 2012, our Brazilian operating subsidiary is party to certain local financing arrangements, which are collateralized by certain of its assets, which we refer to as the "Brazilian Fleet Financing Facility."
In June 2012, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from June 2012 to February 2013.
See Note 18—Subsequent Events.
Capitalized Leases
References to the “Capitalized Leases” include the capitalized lease financings outstanding in the United Kingdom, or the “U.K. Leveraged Financing,” Australia, The Netherlands and the United States. The amount available under the U.K. Leveraged Financing, which is the largest portion of the Capitalized Leases, as of December 31, 2012 was £195 million (the equivalent of $314.0 million as of December 31, 2012).
Restricted Net Assets
As a result of the contractual restrictions on Hertz's or its subsidiaries' ability to pay dividends (directly or indirectly) under various terms of our debt, as of December 31, 2012, the restricted net assets of our subsidiaries exceeded 25% of our total consolidated net assets.
Registration Rights
Hertz entered into exchange and registration rights agreements entered into in connection with (i) the issuance of $250 million in aggregate principal amount of the 6.75% Senior Notes due 2019 in March 2012, and (ii) the release from escrow of the proceeds of $700 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500 million aggregate principal amount of 6.250% Senior Notes due 2022. Pursuant to the terms of these agreements, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by the date that is 365 days after the respective date of the exchange and registration rights agreement or failing to complete the exchange offer by the date that is 395 days after the date of the exchange and registration rights agreement, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where a default has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. A registration statement on Form S-4 covering the exchange of such notes was declared effective by the SEC on February 1, 2013 and the exchange offer is scheduled to be completed on March 6, 2013, so we do not believe the special interest obligation is probable, and as such, we have not recorded any amounts for special interest with respect to these notes.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of December 31, 2012, the Senior Term Facility had approximately $8.0 million available under the letter of credit facility and the Senior ABL Facility had $1,010.4 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which we are the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of December 31, 2012 and December 31, 2011, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities had total assets primarily comprised of loans receivable and revenue earning equipment of $440.8 million and $456.3 million, respectively, and total liabilities primarily comprised of debt of $440.3 million and $455.8 million, respectively.
Accrued Interest
As of December 31, 2012 and 2011, accrued interest was $86.4 million and $85.7 million, respectively, which is reflected in our consolidated balance sheet in “Other accrued liabilities.”
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.

Employee Retirement Benefits	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Employee Retirement Benefits
Employee Retirement Benefits
Employee Retirement Benefits
The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits				Postretirement Benefits (U.S.)
	U.S.		Non-U.S.
	Three Months Ended March 31,
	2013	2012	2013	2012	2013	2012
Components of Net Periodic
Benefit Cost:
Service cost	$7.3	$6.3	$0.6	$0.3	$0.1	$0.1
Interest cost	6.7	6.5	2.3	2.3	0.2	0.2
Expected return on plan assets	(7.5)	(7.3)	(3.1)	(3.0)	—	—
Net amortizations	4.3	2.8	0.1	—	—	—
Net pension /
postretirement expense	$10.8	$8.3	$(0.1)	$(0.4)	$0.3	$0.3

Our policy for funded plans is to contribute annually, at a minimum, amounts required by applicable laws, regulations and union agreements. From time to time we make contributions beyond those legally required. For the three months ended March 31, 2013, we contributed $3.7 million to our worldwide pension plans, including discretionary contributions of $3.0 million to our United Kingdom, or "U.K.," defined benefit pension plan and benefit payments made through unfunded plans. For the three months ended March 31, 2012, we contributed $20.3 million to our worldwide pension plans, including discretionary contributions of $3.2 million to our U.K. defined benefit pension plan and benefit payments made through unfunded plans. The level of future contributions will vary, and is dependent on a number of factors including investment returns, interest rate fluctuations, plan demographics, funding regulations and the results of the final actuarial valuation.
We also sponsor postretirement health care and life insurance benefits for a limited number of employees with hire dates prior to January 1, 1990. The postretirement health care plan is contributory with participants' contributions adjusted annually. An unfunded liability is recorded. We also have a key officer postretirement car benefit plan that provides the use of a vehicle from our fleet and insurance for the participants' benefit for retired Executive Vice Presidents and above who have a minimum of 20 years of service and who retire at age 58 or above. The assigned car benefit is available for 15 years post-retirement or until the participant reaches the age of 80, whichever occurs last.
We participate in various "multiemployer" pension plans. In the event that we withdraw from participation in one of these plans, then applicable law could require us to make an additional lump-sum contribution to the plan, and we would have to reflect that as an expense in our consolidated statement of operations and as a liability on our condensed consolidated balance sheet. Our withdrawal liability for any multiemployer plan would depend on the extent of the plan's funding of vested benefits. At least one multiemployer plan in which we participate is reported to have, and other of our multiemployer plans could have, significant underfunded liabilities. Such underfunding may increase in the event other employers become insolvent or withdraw from the applicable plan or upon the inability or failure of withdrawing employers to pay their withdrawal liability. In addition, such underfunding may increase as a result of lower than expected returns on pension fund assets or other funding deficiencies. The occurrence of any of these events could have a material adverse effect on our consolidated financial position, results of operations or cash flows.
During 2012, Hertz completely withdrew employees from an existing multi-employer pension plan with the Central States Pension Fund, or the "Pension Fund," and entered into a new agreement with the Pension Fund. In connection with the complete withdrawal from the Pension Fund, Hertz was subject to a withdrawal liability of approximately $23.2 million, which was paid in December 2012.

Employee Retirement Benefits
Qualified U.S. employees, after completion of specified periods of service, are eligible to participate in The Hertz Corporation Account Balance Defined Benefit Pension Plan, or the “Hertz Retirement Plan,” a cash balance plan. Under this qualified Hertz Retirement Plan, we pay the entire cost and employees are not required to contribute.
Most of our international subsidiaries have defined benefit retirement plans or participate in various insured or multiemployer plans. In certain countries, when the subsidiaries make the required funding payments, they have no further obligations under such plans.
Company plans are generally funded, except for certain nonqualified U.S. defined benefit plans and in Germany and France, where unfunded liabilities are recorded.
We sponsor defined contribution plans for certain eligible U.S. and non-U.S. employees. We match contributions of participating employees on the basis specified in the plans.
An amendment to the Hertz Corporation Account Balance Defined Benefit Plan took effect on January 1, 2012. A fixed interest rate of 3% will be applied to cash balance credits in 2012 and later years. Previously, it was the rate published by the Pension Benefit Guarantee Corporation, or “PGBC,” for the December prior to the year the credit was earned. Also effective January 1, 2012, service credit rates for each employee will be determined on the first day of the year.
We sponsored a defined benefit pension plan in the U.K. On June 30, 2011, we approved an agreement with the trustees of that plan to cease all future benefit accruals to existing members and to close the plan to new members. Effective July 1, 2011, we introduced a defined contribution plan with company matching contributions to replace the defined benefit pension plan. The company matching contributions are generally 100% of the employee contributions, up to 8% of pay, except that former members of the defined benefit plan receive an enhanced match for five years. This will result in lower contributions this year into the defined benefit plan, which will be offset by matching contributions to the new defined contribution plan. In the year ended December 31, 2011, we recognized a gain of $13.1 million for the U.K. plan that represented unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily related to inactive employees.
We also sponsor postretirement health care and life insurance benefits for a limited number of employees with hire dates prior to January 1, 1990. The postretirement health care plan is contributory with participants' contributions adjusted annually. An unfunded liability is recorded. We also have a key officer postretirement car benefit plan that provides the use of a vehicle for retired Senior Vice Presidents and above who have a minimum of 20 years of service and who retired at age 58 or above.
We use a December 31 measurement date for all of our plans.
The following tables set forth the funded status and the net periodic pension cost of the Hertz Retirement Plan, other postretirement benefit plans (including health care and life insurance plans covering domestic (“U.S.”) employees and the retirement plans for international operations (“Non-U.S.”), together with amounts included in our consolidated balance sheets and statements of operations (in millions of dollars):

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Change in Benefit Obligation
Benefit obligation at January 1	$606.4	$549.7	$190.8	$201.5	$18.2	$19.0
Service cost	24.8	26.2	1.9	4.0	0.2	0.2
Interest cost	28.2	27.5	9.7	11.0	0.8	0.9
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan amendments	—	(10.2)	—	—	—	—
Plan curtailments	—	—	—	(5.9)	—	—
Plan settlements	(5.4)	(7.4)	—	0.1	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	7.7	(1.0)	—	—
Actuarial loss (gain)	54.8	39.0	9.4	(15.1)	1.2	(0.6)
Plan combination	—	—	10.4	—	—	—
Other	—	—	(0.1)	(0.5)	—	—
Benefit obligation at December 31	$678.9	$606.4	$224.4	$190.8	$19.0	$18.2
Change in Plan Assets
Fair value of plan assets at January 1	$423.2	$365.9	$157.0	$152.8	$—	$—
Actual return on plan assets	64.2	15.3	15.6	(7.6)	—	—
Company contributions	46.3	67.8	4.7	16.0	1.4	1.3
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan settlements	(5.4)	(7.4)	—	—	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	6.5	(0.7)	—	—
Other	—	—	(0.1)	(0.2)	—	—
Fair value of plan assets at December 31	$498.4	$423.2	$178.3	$157.0	$—	$—
Funded Status of the Plan
Plan assets less than benefit obligation	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Amounts recognized in balance sheet:
Liabilities	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Prior service credit (cost)	$9.1	$10.1	$—	$—	$—	$—
Net gain (loss)	(167.6)	(160.3)	(17.5)	(10.7)	(2.3)	(1.2)
Accumulated other comprehensive loss	(158.5)	(150.2)	(17.5)	(10.7)	(2.3)	(1.2)
Unfunded accrued pension or postretirement benefit	(22.0)	(33.0)	(28.6)	(23.1)	(16.7)	(17.0)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Total recognized in other comprehensive (income) loss	$8.3	$34.5	$6.8	$12.2	$1.1	$(0.7)
Total recognized in net periodic benefit cost and other comprehensive (income) loss	$43.5	$67.1	$6.1	$0.9	$2.1	$0.5
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)	$(16.0)	$(11.1)	$(0.4)	$0.1	$(0.1)	$(0.1)
Accumulated Benefit Obligation at December 31	$619.2	$537.0	$216.8	$187.6	N/A	N/A
Weighted‑average assumptions as of December 31
Discount rate	4.0%	4.7%	4.3%	4.8%	3.6%	4.4%
Expected return on assets	7.6%	8.0%	7.4%	7.4%	N/A	N/A
Average rate of increase in compensation	4.6%	4.6%	2.0%	2.1%	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	7.8%	8.1%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	17	18

The discount rate used to determine the December 31, 2012 benefit obligations for U.S. pension plans is based on the rate from the Mercer Pension Discount Curve-Above Mean Yield that is appropriate for the duration of our plan liabilities. For our plans outside the U.S., the discount rate reflects the market rates for an optimized subset of high-quality corporate bonds currently available. The discount rate in a country was determined based on a yield curve constructed from high quality corporate bonds in that country. The rate selected from the yield curve has a duration that matches our plan.
The expected return on plan assets for each funded plan is based on expected future investment returns considering the target investment mix of plan assets.
The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits						Postretirement Benefits (U.S.)
	U.S.			Non-U.S.
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
Components of Net Periodic Benefit Cost:
Service cost	$24.8	$26.2	$24.0	$1.9	$4.0	$5.2	$0.2	$0.2	$0.3
Interest cost	28.2	27.5	26.1	9.7	11.0	9.7	0.8	0.9	0.9
Expected return on plan assets	(31.5)	(30.5)	(26.6)	(12.1)	(12.8)	(10.0)	—	—	—
Net amortizations	11.8	7.2	4.6	(0.1)	(0.7)	(1.0)	—	0.1	—
Settlement loss	2.0	2.2	0.4	—	—	—	—	—	—
Curtailment gain	—	—	—	—	(12.9)	(0.2)	—	—	—
Special termination cost	—	—	—	—	0.1	—	—	—	—
Net pension and postretirement expense	$35.3	$32.6	$28.5	$(0.6)	$(11.3)	$3.7	$1.0	$1.2	$1.2

Weighted‑average discount rate for expense (January 1)	4.71%	5.12%	5.42%	4.78%	5.36%	5.71%	4.4%	4.9%	5.4%
Weighted‑average assumed long-term rate of return on assets (January 1)	8.00%	8.40%	8.50%	7.44%	7.46%	7.46%	N/A	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	8.1%	8.4%	8.7%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	4.5%	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	N/A	N/A	17	18	19

The balance in “Accumulated other comprehensive loss” at December 31, 2012 and 2011 relating to pension benefits was $109.8 million and $99.6 million, respectively.
Changing the assumed health care cost trend rates by one percentage point is estimated to have the following effects (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	—	—
Effect on postretirement benefit obligation	$0.5	$(0.4)

The provisions charged to income for the years ended December 31, 2012, 2011 and 2010 for all other pension plans were approximately $8.9 million, $8.0 million and $8.8 million, respectively.
The provisions charged to income for the years ended December 31, 2012, 2011 and 2010 for the defined contribution plans were approximately $18.6 million, $18.0 million and $14.8 million, respectively.
Plan Assets
We have a long-term investment outlook for the assets held in our Company sponsored plans, which is consistent with the long-term nature of each plan's respective liabilities. We have two major plans which reside in the U.S. and the U.K.
The U.S. Plan, or the “Plan,” currently has a target asset allocation of 65% equity and 35% fixed income. The equity portion of the Plan is invested in one passively managed S&P 500 index fund, one passively managed U.S. small/midcap fund and one actively managed international portfolio. The fixed income portion of the Plan is actively managed by a professional investment manager and is benchmarked to the Barclays Long Govt/Credit Index. The Plan assumes an 7.6% rate of return on assets, which represents the expected long-term annual weighted‑average return for the Plan in total.
The U.K. Plan currently invests in a professionally managed Balanced Consensus Index Fund, which has the investment objective of achieving a total return relatively equal to its benchmark. The benchmark is based upon the average asset weightings of a broad universe of U.K. pension funds invested in pooled investment vehicles and each of their relevant indices. The asset allocation as of December 31, 2012, was 79% equity, 9% fixed income and 12% cash and cash equivalents. The U.K. Plan currently assumes a rate of return on assets of 7.5%, which represents the expected long-term annual weighted‑average return.
The fair value measurements of our U.S. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$8.3	$11.6
Equity Securities:
U.S. Large Cap	135.9	119.3
U.S. Mid Cap	42.0	34.9
U.S. Small Cap	31.6	27.5
International Large Cap	109.3	89.0
Fixed Income Securities:
U.S. Treasuries	67.5	53.2
Corporate Bonds	83.8	68.7
Government Bonds	4.4	4.1
Municipal Bonds	9.1	9.5
Real Estate (REITs)	6.5	5.4
Total fair value of pension plan assets	$498.4	$423.2

Our U.K. Plan accounts for most of the $178.3 million in fair value of Non-U.S. plan assets. The fair value measurements of our U.K. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$12.9	$11.6
U.K. Equities	66.1	57.6
Overseas Equities	67.1	60.5
U.K. Conventional Gilts	6.5	6.6
Corporate Bonds	5.3	5.0
Global Treasury Bonds	9.3	6.5
Index‑Linked Gilts‑Stocks	1.8	1.4
Total fair value of pension plan assets	$169.0	$149.2

Contributions
Our policy for funded plans is to contribute annually, at a minimum, amounts required by applicable laws, regulations and union agreements. From time to time we make contributions beyond those legally required. In 2012, we made discretionary cash contributions to our U.S. qualified pension plan of $38.4 million. In 2011, we made discretionary cash contributions to our U.S. qualified pension plan of $58.9 million. We expect to contribute between $20.0 million and $30.0 million to our U.S. plan during 2013. The level of 2013 and future contributions will vary, and is dependent on a number of factors including investment returns, interest rate fluctuations, plan demographics, funding regulations and the results of the final actuarial valuation.
Estimated Future Benefit Payments
The following table presents estimated future benefit payments (in millions of dollars):

	Pension Benefits	Postretirement Benefits (U.S.)
2013	$31.1	$1.3
2014	34.4	1.4
2015	40.6	1.5
2016	44.3	1.4
2017	51.1	1.3
2018-2022	314.1	6.7
	$515.6	$13.6

Multiemployer Pension Plans
We contribute to several multiemployer defined benefit pension plans under collective bargaining agreements that cover certain of our union‑represented employees. The risks of participating in such plans are different from the risks of single‑employer plans, in the following respects:

a)	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b)	If a participating employer ceases to contribute to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers.

c)
If we cease to have an obligation to contribute to the multiemployer plan in which we had been a contributing employer, we may be required to pay to the plan an amount based on the underfunded status of the plan and on the history of our participation in the plan prior to the cessation of our obligation to contribute. The amount that an employer that has ceased to have an obligation to contribute to a multiemployer plan is required to pay to the plan is referred to as a withdrawal liability.

Our participation in multiemployer plans for the annual period ended December 31, 2012 is outlined in the table below. For each plan that is individually significant to us, the following information is provided:
The “EIN / Pension Plan Number” column provides the Employer Identification Number and the three‑digit plan number assigned to a plan by the Internal Revenue Service.
The most recent Pension Protection Act Zone Status available for 2011 and 2012 is for plan years that ended in 2011 and 2012, respectively. The zone status is based on information provided to us and other participating employers by each plan and is certified by the plan's actuary. A plan in the “red” zone has been determined to be in “critical status”, based on criteria established under the Internal Revenue Code, or the “Code,” and is generally less than 65% funded. A plan in the “yellow” zone has been determined to be in “endangered status”, based on criteria established under the Code, and is generally less than 80% funded. A plan in the “green” zone has been determined to be neither in “critical status” nor in “endangered status,” and is generally at least 80% funded.
The “FIP/RP Status Pending/Implemented” column indicates whether a Funding Improvement Plan, as required under the Code to be adopted by plans in the “yellow” zone, or a Rehabilitation Plan, as required under the Code to be adopted by plans in the “red” zone, is pending or has been implemented as of the end of the plan year that ended in 2012.
The “Surcharge Imposed” column indicates whether our contribution rate for 2012 included an amount in addition the contribution rate specified in the applicable collective bargaining agreement, as imposed by a plan in “critical status,” in accordance with the requirements of the Code.
The last column lists the expiration dates of the collective bargaining agreements pursuant to which we contribute to the plans.
For plans that are not individually significant to us, the total amount of contributions is presented in the aggregate.

(In millions of dollars)	EIN /Pension Plan	Pension Protection Act Zone Status		FIP / RP Status Pending /	Contributions by The Hertz Corporation			Surcharge	Expiration Dates of Collective Bargaining
Pension Fund	Number	2012	2011	Implemented	2012	2011	2010	Imposed	Agreements
Western Conference of Teamsters	91-6145047	Green	Green	NA	$4.1	$3.9	$3.8	NA	Various
Teamsters Central States	36-6044243	Critical	Critical	Implemented	1.2	1.3	1.2	No	Various
IAM National	51-60321295	Green	Green	NA	0.7	0.6	0.6	NA	Various
Midwest Operating Engineers	36-6140097	Green	Green	NA	0.5	0.4	0.2	NA	2/28/2014
Local 1034**	13-6594795	Critical	Critical	Implemented	0.2	0.2	0.2	Yes	5/2/2013
Operating Engineers Local 324	38-1900637	Critical	Critical	Implemented	0.1	0.1	0.1	No	6/30/2013
Western Pennsylvania Teamsters	25-6029946	Critical	Critical	Implemented	0.1	0.1	0.1	No	11/4/2011	*
			7 Other Plans		0.6	0.6	0.5
			Total Contributions		$7.5	$7.2	$6.7

*    The parties are still attempting to negotiate a successor agreement.

**	The amount contributed by Hertz to the Local 1034 Pension Fund was reported as being more than 5% of total contributions to the plan, on the fund's Form 5500 for the year ended 12/31/2011.
During 2012, Hertz completely withdrew employees from an existing multi-employer pension plan with the Central States Pension Fund, or the “Pension Fund,” and entered into a new agreement with the Pension Fund, which adopted an alternative method for determining an employer's unfunded obligation that would limit Hertz funding obligations to the Pension Fund in the future. As part of the agreement, certain Pension Fund participants were effectively moved to the Hertz retirement plan and the remaining participants were moved to a new pension plan sponsored by the Pension Fund. In connection with the complete withdrawal from the Pension Fund, Hertz was subject to a withdrawal liability of approximately $23.2 million, which was paid in December 2012.

Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stock-Based Compensation
Stock-Based Compensation
Stock-Based Compensation
In February 2013, Hertz Holdings granted 5,247 Restricted Stock Units, or "RSUs," and 1,707,458 Performance Stock Units, or "PSUs," to certain executives and employees at a fair value of $19.95, under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the "Omnibus Plan." Of the total PSUs awarded 1,136,724 PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2013 and combined 2013-2014 Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization and "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 490,632 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. "Corporate EBITDA Margin" means Corporate EBITDA as a percentage of Consolidated Revenue. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 83,567 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. These PSU awards vest evenly over a two year vesting period. The RSUs awarded have a two year cliff vesting period.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under our Hertz Global Holdings, Inc. Stock Incentive Plan and Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the "Prior Plans," and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Compensation expense	$8.0	$7.5
Income tax benefit	(3.1)	(2.9)
Total	$4.9	$4.6

As of March 31, 2013, there was approximately $64.1 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 2.3 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock-Based Compensation
Plans
On February 28, 2008, the Board of Directors of Hertz and Hertz Holdings jointly adopted the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the “Omnibus Plan,” which was approved by the stockholders of Hertz Holdings at the annual meeting of stockholders held on May 15, 2008 and amended and restated on May 27, 2010. A maximum of 32.7 million shares are reserved for issuance under the Omnibus Plan. The Omnibus Plan provides for grants of both equity and cash awards, including non-qualified stock options, incentive stock options, stock appreciation rights, performance awards (shares and units), restricted stock, restricted stock units and deferred stock units to key executives, employees and non-management directors. We also granted awards under the Hertz Global Holdings, Inc. Stock Incentive Plan, or the “Stock Incentive Plan,” and the Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the “Director Plan”, or collectively the “Prior Plans.”
The Omnibus Plan provides that no further awards will be granted pursuant to the Prior Plans. However, awards that had been previously granted pursuant to the Prior Plans will continue to be subject to and governed by the terms of the Prior Plans. As of December 31, 2012, there were 8.0 million shares of Hertz Holdings' common stock underlying awards outstanding under the Prior Plans. In addition, as of December 31, 2012, there were 9.4 million shares of Hertz Holdings' common stock underlying awards outstanding under the Omnibus Plan.
In addition to the 17.4 million shares underlying outstanding awards as of December 31, 2012, we had 16.9 million shares of Hertz Holdings' common stock available for issuance under the Omnibus Plan. The shares of common stock to be delivered under the Omnibus Plan may consist, in whole or in part, of common stock held in treasury or authorized but unissued shares of common stock, not reserved for any other purpose.
Shares subject to any award granted under the Omnibus Plan that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of common stock after the effective date of the Omnibus Plan will generally be available for future grants under the Omnibus Plan.
In March 2012, Hertz Holdings granted 543,880 Restricted Stock Units, or "RSUs," to certain executives and employees at fair values ranging from $13.65 to $14.47, 747,423 Performance Stock Units, or "PSUs," at a fair value of $13.65, and 1,098,591 PSUs (referred to as Price Vesting Units, or "PVUs") at fair values ranging from $10.13 to $11.26 under the Omnibus Plan. The PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2012 and 2013 Hertz Holdings' Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization. "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. Of the PVUs granted, one half will fully vest after three years if Hertz Holdings' stock price appreciates 15% over the starting price established on March 2, 2012, and one half will fully vest after four years if Hertz Holdings' stock price appreciates 25% over the starting price established on March 2, 2012. The starting price for the PVU awards is the average of the 20 trading day closing stock price ending March 2, 2012. Partial attainment of Hertz Holdings' stock appreciation targets will result in partial vesting. The achievement of the market condition for the PVUs is determined based on the average closing stock price for the 20 trading day period ending March 6, 2015 and 2016, respectively. In May 2012, Hertz Holdings granted 146,301 RSUs at a fair value of $15.48, in August 2012, Hertz Holdings granted 59,480 RSUs at a fair value of $12.12, and in November 2012, we granted 24,713 RSUs at a fair value of $13.15. In November 2012, we granted 35,492 non-qualified options with a strike price of $0.17 in exchange for 6,000 Dollar Thrifty options with a strike price of $0.97.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under the Prior Plans and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Compensation expense	$30.3	$31.0	$36.6
Income tax benefit	(11.7)	(12.0)	(14.2)
Total	$18.6	$19.0	$22.4

As of December 31, 2012, there was approximately $38.0 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 1.4 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock Options and Stock Appreciation Rights
All stock options and stock appreciation rights granted under the Omnibus Plan will have a per-share exercise price of not less than the fair market value of one share of Hertz Holdings common stock on the grant date. Stock options and stock appreciation rights will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the compensation committee of our Board of Directors. No stock options or stock appreciation rights will be exercisable after ten years from the grant date.
We have accounted for our employee stock‑based compensation awards in accordance with ASC 718, “Compensation-Stock Compensation.” The non-cash stock based compensation expense associated with the Stock Incentive Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level. The options are being accounted for as equity‑classified awards. We will recognize compensation cost on a straight-line basis over the vesting period. The value of each option award is estimated on the grant date using a Black‑Scholes option valuation model that incorporates the assumptions noted in the following table. Because the stock of Hertz Holdings became publicly traded in November 2006 and had a short trading history, it was not practicable for us to estimate the expected volatility of Hertz Holdings' share price, or a peer company share price, because there was insufficient historical information about past volatility prior to 2012. Therefore, prior to 2012 we used the calculated value method, substituting the historical volatility of an appropriate industry sector index for the expected volatility of Hertz Holdings' common stock price as an assumption in the valuation model. We selected the Dow Jones Specialized Consumer Services sub-sector within the consumer services industry, and we used the U.S. large capitalization component, which includes the top 70% of the index universe (by market value).
The calculation of the historical volatility of the index was made using the daily historical closing values of the index for the preceding 6.25 years, because that is the expected term of the options using the simplified approach.
For 2012, we have determined that there was sufficient historical information available to estimate the expected volatility of our share price. Therefore, for 2012 we calculated volatility for Hertz Holdings' stock price based on a weighted average combining implied volatility and the average of our peer’s most recent 5.79-year volatility and mean reversion volatility.
The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero.

Assumption	2012 Grants	2011 Grants	2010 Grants
Expected volatility	81.5%	36.7%	36.1%
Expected dividend yield	—%	—%	—%
Expected term (years)	3	6.25	6.25
Risk-free interest rate	0.4%	2.56%	1.62%-2.96%
Weighted‑average grant date fair value	$14.62	$5.93	$4.00

A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

A summary of non-vested options as of December 31, 2012, and changes during the year, is presented below.

	Non-vested Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Grant- Date Fair Value
Non-vested as of January 1, 2012	4,915,825	$12.04	$4.86
Granted	35,492	0.17	0.17
Vested	(1,959,032)	11.56	4.59
Forfeited	(125,555)	11.91	4.84
Non-vested as of December 31, 2012	2,866,730	$12.23	$4.98

Additional information pertaining to option activity under the plans is as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Aggregate intrinsic value of stock options exercised	$15.1	$15.0	$8.1
Cash received from the exercise of stock options	11.2	13.1	7.9
Fair value of options that vested	9.0	17.4	21.6
Tax benefit realized on exercise of stock options	0.9	0.5	0.3

Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units
Performance stock, PSUs and performance units granted under the Omnibus Plan will vest based on the achievement of pre-determined performance goals over performance periods determined by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings. Each of the units granted under the Omnibus Plan represent the right to receive one share of Hertz Holdings' common stock on a specified future date. In the event of an employee's death or disability, a pro rata portion of the employee's performance stock, performance stock units and performance units will vest to the extent performance goals are achieved at the end of the performance period. Restricted Stock and RSUs granted under the Omnibus Plan will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings.
A summary of RSU and PSU activity under the Omnibus Plan as of December 31, 2012 is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	4,327,461	$6.46	$50,718
Granted	869,894	13.78	—
Vested	(3,198,219)	4.58	—
Forfeited or Expired	(126,502)	13.19	—
Outstanding at December 31, 2012	1,872,634	$12.62	$30,468

Additional information pertaining to RSU and PSU activity is as follows:

	Years ended December 31,
	2012	2011	2010
Total fair value of awards that vested ($ millions)	$14.6	$9.6	$8.2
Weighted average grant date fair value of awards	$13.78	$14.78	$10.1

Compensation expense for RSUs and PSUs is based on the grant date fair value, and is recognized ratably over the vesting period. For grants in 2010, 2011 and 2012, the vesting period is three years (for grants in 2010 and 2011, 25% in the first year, 25% in the second year and 50% in the third year and for grants in 2012, 33 1/3% per year). In addition to the service vesting condition, the PSUs had an additional vesting condition which called for the number of units that will be awarded being based on achievement of a certain level of Corporate EBITDA over the applicable measurement period.
In March 2012, Hertz Holdings granted 1,846,014 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2012 and 2013 Corporate EBITDA results, in addition to a service vesting condition. In March 2011 Hertz Holdings' granted 499,515 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2011 and 2012 Corporate EBITDA results, in addition to a service vesting condition. An additional 193,798 PSUs granted in March 2011 contained a market condition whereby the 20 trading day average trailing Hertz Holdings' stock price must equal or exceed a certain price target at any time during the five year performance period, in addition to a service vesting condition. A summary of the PSU activity for this grant is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	677,971	$13.34	$7,946
Granted	1,846,014	11.89	—
Vested	(124,874)	14.60	—
Forfeited or Expired	(100,438)	11.87	—
Outstanding at December 31, 2012	2,298,673	$12.18	$37,399

Employee Stock Purchase Plan
On February 28, 2008, upon recommendation of the compensation committee of the Board of Directors, or “Committee,” of Hertz Holdings, Hertz Holdings' Board of Directors adopted the Hertz Global Holdings, Inc. Employee Stock Purchase Plan, or the “ESPP,” and the plan was approved by the stockholders of Hertz Holdings on May 15, 2008. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.
The maximum number of shares that may be purchased under the ESPP is 3,000,000 shares of Hertz Holdings' common stock, subject to adjustment in the case of any change in Hertz Holdings' shares, including by reason of a stock dividend, stock split, share combination, recapitalization, reorganization, merger, consolidation or change in corporate structure. An eligible employee may elect to participate in the ESPP each quarter (or other period established by the Committee) through a payroll deduction. The maximum and minimum contributions that an eligible employee may make under all of Hertz Holdings' qualified employee stock purchase plans will be determined by the Committee, provided that no employee may be permitted to purchase stock with an aggregate fair market value greater than $25,000 per year. At the end of the offering period, the total amount of each employee's payroll deduction will be used to purchase shares of Hertz Holdings' common stock. The purchase price per share will be not less than 85% of the market price of Hertz Holdings' common stock on the date of purchase; the exact percentage for each offering period will be set in advance by the Committee.
For the years ended December 31, 2012, 2011 and 2010, we recognized compensation cost of approximately $0.8 million, $0.7 million and $0.6 million, respectively, for the amount of the discount on the stock purchased by our employees under the ESPP. Approximately 1,800 employees participated in the ESPP as of December 31, 2012.

Depreciation of Revenue Earning Equipment and Lease Charges	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1
The adjustment of depreciation upon disposal of revenue earning equipment for the three months ended March 31, 2013 and 2012, included net losses of $3.3 million and net gains of $34.9 million, respectively, on the disposal of vehicles used in our car rental operations and gains of $4.6 million and $4.5 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the three months ended March 31, 2013, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $0.7 million and $0.2 million in depreciation expense for the three months ended March 31, 2013 and March 31, 2012, respectively. For the three months ended March 31, 2013, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.1 million in depreciation expense.

Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

The adjustment of depreciation upon disposal of revenue earning equipment for the year ended December 31, 2012, 2011 and 2010, included net gains of $83.2 million and $98.9 million and net loss of $32.9 million, respectively, on the disposal of vehicles used in our car rental operations and net gains of $13.5 million and $13.3 million and net loss of $10.0 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the year ended December 31, 2012, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $130.6 million and $13.8 million and a net increase of $19.1 million in depreciation expense for the years ended December 31, 2012, 2011 and 2010 respectively. The cumulative effect of the reduction in rates was indicative of the strong residual values experienced in the U.S. for the years ended December 31, 2012 and 2011. In 2012, 2011 and 2010, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.5 million, decrease of $4.4 million and increase of $3.6 million in depreciation expense, respectively.

Taxes on Income	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Taxes on Income
Taxes on Income
Taxes on Income
The effective tax rate for the three months ended March 31, 2013 and 2012 was 69.2% and (100.9)%, respectively. The effective tax rate for the full fiscal year 2013 is expected to be approximately 40%. The provision for taxes on income of $59.5 million in the three months ended March 31, 2013 increased from $24.2 million in the three months ended March 31, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized.

Taxes on Income
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

As of December 31, 2012, deferred tax assets of $1,294.3 million were recorded for unutilized U.S. Federal Net Operating Losses, or “NOL,” carry forwards of $3,697.9 million. The total Federal NOL carry forwards are $3,775.0 million of which $77.1 million relate to excess tax deductions associated with stock option plans which have yet to reduce taxes payable. Upon the utilization of these carry forwards, the associated tax benefits of approximately $27.0 million will be recorded to Additional paid-in capital. The Federal NOLs begin to expire in 2025. State NOLs exclusive of the effects of the excess tax deductions, have generated a deferred tax asset of $105.8 million. The state NOLs expire over various years beginning in 2013 depending upon particular jurisdiction.
On January 1, 2009, Bank of America acquired Merrill Lynch. For U.S. income tax purposes the transaction, when combined with other unrelated transactions during the previous 36 months, resulted in a change in control as that term is defined in Section 382 of the Internal Revenue Code. Consequently, utilization of all pre-2009 U.S. net operating losses is subject to an annual limitation. We have calculated the expected annual base limitation as well as additional limitations resulting from a net unrealized built in gain as of the acquisition date and other adjustments. Based on the calculations, the limitation is not expected to result in a loss of net operating losses or have a material adverse impact on taxes.
As of December 31, 2012, deferred tax assets of $248.5 million were recorded for foreign NOL carry forwards of $1,049.0 million. A valuation allowance of $200.6 million at December 31, 2012 was recorded against these deferred tax assets because those assets relate to jurisdictions that have historical losses and the likelihood exists that a portion of the NOL carry forwards may not be utilized in the future.
The foreign NOL carry forwards of $1,049.0 million include $775.5 million which have an indefinite carry forward period and associated deferred tax assets of $170.6 million. The remaining foreign NOLs of $273.5 million are subject to expiration beginning in 2015 and have associated deferred tax assets of $77.9 million.
As of December 31, 2012, deferred tax assets for U.S. Foreign Tax Credit carry forwards were $20.8 million which relate to credits generated as of December 31, 2007. The carry forwards will begin to expire in 2015. A valuation allowance of $13.5 million at December 31, 2012 was recorded against a portion of the U.S. foreign tax credit deferred tax assets in the likelihood that they may not be utilized in the future. A deferred tax asset was also recorded for various state tax credit carry forwards of $3.0 million, which will begin to expire in 2027.
In determining the valuation allowance, an assessment of positive and negative evidence was performed regarding realization of the net deferred tax assets in accordance with ASC 740-10, “Accounting for Income Taxes,” or “ASC 740-10.” This assessment included the evaluation of scheduled reversals of deferred tax liabilities, the availability of carry forwards and estimates of projected future taxable income. Based on the assessment, as of December 31, 2012, total valuation allowances of $226.4 million were recorded against deferred tax assets. Although realization is not assured, we have concluded that it is more likely than not the remaining deferred tax assets of $1,877.4 million will be realized and as such no valuation allowance has been provided on these assets.
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

The effective tax rate for the year ended December 31, 2012 was 45.2% as compared to 38.5% in the year ended December 31, 2011. The provision for taxes on income increased $83.3 million, primarily due to higher income before income taxes, changes in geographic earnings mix, changes in valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and non-deductible compensation payments under Internal Revenue Code Section 280(G) related to the Dollar Thrifty acquisition.
The negative effective tax rate in 2010 is primarily due to a lower loss before income taxes in 2010, valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and differences in foreign tax rates versus the U.S. Federal tax rate and the impact of the France law change in 2010.
As of December 31, 2012, our foreign subsidiaries have $270.3 million of undistributed earnings which would be subject to taxation if repatriated. Deferred tax liabilities have not been recorded for such earnings because it is management's current intention to permanently reinvest undistributed earnings offshore. It is not practicable to estimate the amount of such deferred tax liabilities. If, in the future, undistributed earnings are repatriated to the United States, or it is determined such earnings will be repatriated in the foreseeable future, deferred tax liabilities will be recorded.
As of December 31, 2012, total unrecognized tax benefits were $17.2 million, all of which, if recognized, would favorably impact the effective tax rate in future periods. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

We conduct business globally and, as a result, file one or more income tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2003 to 2012. We are currently under audit by the Internal Revenue Service for tax years 2006 to 2009. Several U.S. state and non-U.S. jurisdictions are under audit.
In many cases the uncertain tax positions are related to tax years that remain subject to examination by the relevant taxing authorities. It is reasonable that approximately $6.8 million of unrecognized tax benefits may reverse within the next twelve months due to settlement with the relevant taxing authorities and/or the filing of amended income tax returns.
Net, after-tax interest and penalties related to the liabilities for unrecognized tax benefits are classified as a component of “Provision for taxes on income” in the consolidated statement of operations. During the years ended December 31, 2012, 2011 and 2010, approximately $0.6 million, $1.9 million and $0.2 million, respectively, in net, after-tax interest and penalties were recognized. As of December 31, 2012 and 2011, approximately $4.2 million and $3.7 million, respectively, of net, after-tax interest and penalties was accrued in our consolidated balance sheet within "Accrued taxes."

Lease and Concession Agreements	12 Months Ended
Dec. 31, 2012
Lease and Concession Agreements
Lease and Concession Agreements
Lease and Concession Agreements
We have various concession agreements, which provide for payment of rents and a percentage of revenue with a guaranteed minimum, and real estate leases under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Rents	$135.9	$130.6	$133.9
Concession fees:
Minimum fixed obligations	249.6	248.7	252.0
Additional amounts, based on revenues	329.4	311.8	278.7
Total	$714.9	$691.1	$664.6

For the years ended December 31, 2012, 2011 and 2010, sublease income reduced rent expense included in the above table by $5.0 million, $5.0 million and $4.5 million, respectively.
As of December 31, 2012, minimum obligations under existing agreements referred to above are approximately as follows (in millions of dollars):

	Rents	Concessions
2013	$157.3	$390.3
2014	128.7	279.4
2015	99.3	192.8
2016	74.7	141.4
2017	50.4	91.3
Years after 2017	194.1	509.7

The future minimum rent payments in the above table have been reduced by minimum future sublease rental inflows in aggregate of $21.2 million.
Many of our concession agreements and real estate leases require us to pay or reimburse operating expenses, such as common area charges and real estate taxes, to pay concession fees above guaranteed minimums or additional rent based on a percentage of revenues or sales (as defined in those agreements) arising at the relevant premises, or both. Such obligations are not reflected in the table of minimum future obligations appearing immediately above. We operate from various leased premises under operating leases with terms up to 25 years. A number of our operating leases contain renewal options. These renewal options vary, but the majority include clauses for renewal for various term lengths at various rates, both fixed and market.
In addition to the above, we have various leases on revenue earning equipment and office and computer equipment under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment	$79.8	$96.1	$78.2
Office and computer equipment	12.2	10.1	10.4
Total	$92.0	$106.2	$88.6

As of December 31, 2012, minimum obligations under existing agreements referred to above that have a maturity of more than one year are as follows (in millions of dollars):

2013	$56.6
2014	$25.2
2015	$6.7
2016	$2.1
2017	$—
After 2017	$—

Commitments under capital leases within our vehicle rental programs have been reflected in Note 5—Debt.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Information
Segment Information
Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or "car rental," and rental of industrial, construction, material handling and other equipment, or "equipment rental." Other reconciling items include general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities. Donlen is included in the car rental reportable segment.
Adjusted pre-tax income is calculated as income (loss) before income taxes plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization and write-off of debt financing costs and debt discounts and certain one-time charges and non-operational items. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows them to assess our operational performance on the same basis that management uses internally. The contribution of our reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts are summarized below (in millions of dollars).

	Three Months Ended March 31,
	Revenues		Adjusted Pre-Tax Income (Loss)
	2013	2012	2013	2012
Car rental	$2,084.8	$1,658.2	$208.4	$91.6
Equipment rental	351.0	302.1	45.8	25.9
Total reportable segments	2,435.8	1,960.3	254.2	117.5
Other	0.7	0.6
Total	$2,436.5	$1,960.9
Adjustments:
Other reconciling items(1)			(103.2)	(81.9)
Purchase accounting(2)			(33.7)	(24.1)
Non-cash debt charges(3)			(10.0)	(18.6)
Restructuring charges			(3.7)	(6.7)
Restructuring related charges(4)			(4.2)	(3.3)
Integration expenses(5)			(10.8)	—
Acquisition related costs			(2.6)	(6.9)
Income (loss) before income taxes			$86.0	$(24.0)
_______________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)
Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Primarily represents Dollar Thrifty related expenses and adjustments.
Total assets increased $797.1 million from December 31, 2012 to March 31, 2013. The increase was primarily related to an increase in our car rental and equipment rental segments' revenue earning equipment, driven by increased volumes, partly offset by a decrease in fleet receivables within our car rental segment, primarily related to the timing of purchases and sales of revenue earning equipment.

Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or “car rental,” and rental of industrial, construction and material handling equipment, or “equipment rental.” Other reconciling items includes general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities, such as our third party claim management services.
Adjusted pre-tax income (loss) is the measure utilized by management in making decisions about allocating resources to segments and measuring their performance. We believe this measure best reflects the financial results from ongoing operations. Adjusted pre-tax income (loss) is calculated as income (loss) before income taxes plus other reconciling items, non-cash purchase accounting charges, non-cash debt charges and certain one-time charges and non-operational items. The contribution of our reportable segments for the years ended December 31, 2012, 2011 and 2010 is summarized below (in millions of dollars).

	Years ended December 31,
	2012	2011	2010
Revenues
Car rental	$7,633.0	$7,083.5	$6,486.2
Equipment rental	1,385.4	1,209.5	1,070.1
Other reconciling items	2.4	5.4	6.2
Total	$9,020.8	$8,298.4	$7,562.5
Adjusted pre-tax income(a)
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	$227.0	$161.6	$78.0
Depreciation of revenue earning equipment and lease charges
Car rental	$1,876.1	$1,651.4	$1,594.6
Equipment rental	272.1	254.3	273.5
Total	$2,148.2	$1,905.7	$1,868.1
Depreciation of property and equipment
Car rental	$126.9	$116.1	$112.3
Equipment rental	34.1	33.7	34.3
Other reconciling items	11.6	8.2	7.4
Total	$172.6	$158.0	$154.0
Amortization of other intangible assets
Car rental	$41.7	$32.7	$30.2
Equipment rental	40.6	35.8	33.4
Other reconciling items	1.8	1.5	1.1
Total	$84.1	$70.0	$64.7
Interest expense
Car rental	$316.3	$333.1	$401.3
Equipment rental	52.0	45.3	39.4
Other reconciling items	229.5	271.9	285.8
Total	$597.8	$650.3	$726.5

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment and property and equipment
Car rental
Expenditures	$9,118.3	$9,109.9	$8,430.1
Proceeds from disposals	(7,054.4)	(7,689.4)	(7,432.7)
Net expenditures	$2,063.9	$1,420.5	$997.4
Equipment rental
Expenditures	$787.6	$617.5	$186.1
Proceeds from disposals	(192.3)	(213.8)	(124.3)
Net expenditures (proceeds)	$595.3	$403.7	$61.8
Other reconciling items
Expenditures	$20.1	$8.6	$3.9
Proceeds from disposals	(16.1)	(1.0)	(0.3)
Net expenditures	$4.0	$7.6	$3.6

	As of December 31,
	2012	2011
Total assets at end of year
Car rental	$18,454.2	$13,037.9
Equipment rental	3,623.0	3,058.9
Other reconciling items	1,213.0	1,570.5
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
Car rental	$10,710.1	$8,318.7
Equipment rental	2,198.2	1,786.7
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
Car rental	$1,111.3	$971.3
Equipment rental	235.9	203.7
Other reconciling items	89.2	76.9
Total	$1,436.4	$1,251.9
We operate in the United States and in international countries. International operations are substantially in Europe. The operations within major geographic areas are summarized below (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenues
United States	$6,313.4	$5,413.3	$4,993.7
International	2,707.4	2,885.1	2,568.8
Total	$9,020.8	$8,298.4	$7,562.5

	As of December 31,
	2012	2011
Total assets at end of year
United States	$18,140.9	$12,724.4
International	5,149.3	4,942.9
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
United States	$10,221.3	$7,621.2
International	2,687.0	2,484.2
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
United States	$1,226.1	$1,036.7
International	210.3	215.2
Total	$1,436.4	$1,251.9

(a)	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):

	Years Ended December 31,
Adjusted pre-tax income	2012	2011	2010
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	227.0	161.6	78.0
Total reportable segments	1,247.1	1,011.8	719.9
Adjustments:
Other reconciling items(1)	(320.5)	(306.2)	(347.9)
Purchase accounting(2)	(109.6)	(87.6)	(90.3)
Non-cash debt charges(3)	(56.4)	(105.9)	(160.6)
Restructuring charges	(38.0)	(56.4)	(54.7)
Restructuring related charges(4)	(11.1)	(9.8)	(13.2)
Derivative gains (losses)(5)	(0.9)	0.1	(3.2)
Acquisition related costs and charges(6)	(163.7)	(18.8)	(17.7)
Management transition costs	—	(4.0)	—
Pension adjustment(7)	—	13.1	—
Premiums paid on debt(8)	—	(62.4)	—
Other(9)	(44.0)	—	—
Income before income taxes	$502.9	$373.9	$32.3
_______________________________________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Represents the mark-to-market adjustment on our interest rate cap.

(6)
Primarily represents Dollar Thrifty acquisition related expenses, change in control expenses, 'Day-1' compensation expenses and other adjustments related to the Dollar Thrifty acquisition, loss on the Advantage divestiture, expenses related to additional required divestitures and costs associated with the Dollar Thrifty acquisition, pre-acquisition interest and commitment fee expenses for interim financing associated with the Dollar Thrifty acquisition and a gain on the investment in Dollar Thrifty stock.

(7)
Represents a gain for the U.K. pension plan relating to unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily pertaining to inactive employees.

(8)	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

(9)	Primarily represents expenses related to the withdrawal from a multiemployer pension plan, litigation accrual and expenses associated with the impact of Hurricane Sandy.

Contingencies and Off-Balance Sheet Commitments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Contingencies and Off-Balance Sheet Commitments
Contingencies and Off-Balance Sheet Commitments
Contingencies and Off-Balance Sheet Commitments
Off-Balance Sheet Commitments
As of March 31, 2013 and December 31, 2012, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and we will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. We do not believe that these indemnifications are reasonably likely to have a material impact on us. Hertz Holdings has entered into indemnification agreements with each of its directors.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of March 31, 2013 and December 31, 2012, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $2.6 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).
Legal Proceedings
From time to time we are a party to various legal proceedings. We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us and our licensees. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and costs. At March 31, 2013 and December 31, 2012 our liability recorded for public liability and property damage matters was $321.0 million and $332.2 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
For a detailed description of certain of our legal proceedings please see Note 12 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
The following recent developments pertaining to legal proceedings described in our Form 10-K are furnished on a supplemental basis:
In Davis Landscape, Ltd. et al. v. Hertz Equipment Rental Corporation, the parties executed a settlement agreement in March 2013 and thereafter sought preliminary approval from the court of the proposed class settlement. The court has now tentatively approved the proposed class settlement, approved the parties' notice plan and has set June 18, 2013 as the date for the final approval hearing. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition, results of operations or cash flows.
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, was filed in the United States District Court for the District of Nevada. Enterprise is now a defendant in a separate action and is no longer a defendant in the Sobel case. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. In the complaint, the plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. In 2010, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Following additional activity in the case, in March 2013, the court granted, in part, the plaintiffs' motion for partial summary judgment with respect to restitution and granted the plaintiffs' motion for class certification, while denying the Company's motion for partial summary judgment. The court further indicated that plaintiffs are entitled to prejudgment interest from the date of the plaintiffs' first amended complaint. A judgment has not yet been entered in the case, and there are expected to be further proceedings before the district court. The amount of a judgment could potentially exceed $40.0 million. The Company intends to appeal or seek other appropriate relief and believes that the court's liability, damages and class certification findings will be reversed. We continue to believe the outcome of this case will not be material to our financial condition, results of operations or cash flows.
Aside from the above mentioned, none of the other legal proceedings described in our Form 10-K have experienced any material changes.
In addition to the above mentioned and those described in our Form 10-K or in our other filings with SEC, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. Other than with respect to the aggregate claims for public liability and property damage pending against us, management, based on the advice of legal counsel, does not believe that any of the matters resolved, or pending against us, are material to us and our subsidiaries taken as a whole.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated. Other than with respect to the aggregate reserve established for claims for public liability and property damage, none of those reserves are material. For matters where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed in our Form 10-K or in our other filings with SEC, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.

Contingencies and Off-Balance Sheet Commitments
Legal Proceedings
From time to time we are a party to various legal proceedings. Other than with respect to the aggregate claims for public liability and property damage pending against us, management does not believe that any of the matters resolved, or pending against us, during 2012 are material to us and our subsidiaries taken as a whole. While we have accrued a liability with respect to claims for public liability and property damage of $332.2 million at December 31, 2012, management, based on the advice of legal counsel, does not believe any of the other pending matters described below are material. We have summarized below, for purposes of providing background, various legal proceedings to which we were and/or are a party during 2012 or the period after December 31, 2012 but before the filing of this Annual Report. In addition to the following, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. As previously disclosed, on June 15, 2011 we received a subpoena from the staff of the Securities and Exchange Commission, or "SEC," seeking production of documents related to our proposed business combination with Dollar Thrifty. On February 14, 2013, we were informed by the staff that the investigation has been completed and that no action was taken by the staff or the SEC.

1.	Hertz Equipment Rental Corporation, or “HERC,” Loss Damage Waiver
On August 15, 2006, Davis Landscape, Ltd., individually and on behalf of all others similarly situated, filed a complaint against HERC in the United States District Court for the District of New Jersey. In November 2006, the complaint was amended to add another plaintiff, Miguel V. Pro, and more claims. The Davis Landscape matter purports to be a nationwide class action on behalf of all persons and business entities who rented equipment from HERC and who paid a Loss Damage Waiver, or “LDW,” or an Environmental Recovery Fee, or “ERF.” The plaintiffs seek a declaratory judgment and injunction prohibiting HERC from engaging in acts with respect to the LDW and ERF charges that violate the New Jersey Consumer Fraud Act and claim that the charges violate the Uniform Commercial Code. The plaintiffs also seek an unspecified amount of compensatory damages with the return of all LDW and ERF charges paid, attorneys' fees and costs as well as other damages. The court has granted class certification, denied our motion for summary judgment and the case is in the discovery stages. In February 2012, we filed separate motions for partial summary judgment on the LDW and ERF claims and we filed a motion to decertify the class. In June 2012, the judge denied our motion for partial summary judgment on the LDW claim and, in July 2012, the judge granted our motion for partial summary judgment on the ERF claim. The court also entered an order referring the case to mediation by private consent of the parties. We have continued to work through the mediator and in direct discussions with plaintiffs’ counsel on an acceptable settlement of this litigation and have accrued our best estimate of the ultimate cost which is not material to our financial condition.

2.	Concession Fee Recoveries
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, or “Enterprise,” was filed in the United States District Court for the District of Nevada. The plaintiffs agreed to not pursue claims against Enterprise initially and the case only proceeded against Hertz. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. The plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. Relevant documents were produced, depositions were taken and pre-trial motions were filed. After the court rendered a mixed ruling on the parties' cross‑motions for summary judgment and after the Lydia Lee case was refiled against Enterprise, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Since that time, the plaintiffs filed a motion for class certification-which we opposed-and discovery has commenced again. A separate action is proceeding against Enterprise, National and Alamo. In May 2012, all briefing was completed on the two outstanding issues—unjust enrichment and damages. The briefing included expert reports as submitted by both sides. In October 2012, the court held a hearing on the plaintiffs’ motion for class certification. The court has since entered a stay order and the parties will again be engaging in mediation.

3.	Telephone Consumer Protection Act
On May 3, 2007, Fun Services of Kansas City, Inc., individually and as the representative of a class of similarly‑situated persons, v. Hertz Equipment Rental Corporation was commenced in the District Court of Wyandotte County, Kansas. The case was subsequently transferred to the District Court of Johnson County, Kansas. The Fun Services matter purports to be a class action on behalf of all persons in Kansas and throughout the United States who, on or after four years prior to the filing of the action, were sent facsimile messages of advertising materials relating to the availability of property, goods or services by HERC and who did not provide express permission for sending such faxes. The plaintiffs seek an unspecified amount of compensatory damages, attorney's fees and costs. In August 2009, the court issued an order that stayed all activity in this litigation pending a decision by the Kansas Supreme Court in Critchfield Physical Therapy, Inc. v. Taranto Group, Inc., another Telephone Consumer Protection Act case. The Kansas Supreme Court issued its decision in September 2011. Thereafter, the District Court of Johnson County lifted the stay in the Fun Services case and issued a scheduling order that addresses class certification discovery. In February 2012, HERC filed a Notice of Removal with the U.S. District Court for the District of Kansas seeking to remove the case to federal court based on federal question jurisdiction. In March 2012, the federal magistrate entered an order requiring the parties to engage in mediation and report back to her regarding their progress by June 2012. In June 2012, a mediation was held and as a result of the mediation, the parties reached an agreement in principle to settle this class action. A settlement that addresses compensation to class members, class counsel fees and the claims process was finalized by the parties’ counsel in January 2013. The court issued an order preliminarily approving the settlement in January 2013 and the final approval hearing is currently scheduled for April 2013. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition.

4.	California Tourism Assessments
We are currently a defendant in a proceeding that purports to be a class action brought by Michael Shames and Gary Gramkow against The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent A Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission, and Caroline Beteta.
Originally filed in November of 2007, the action is pending in the United States District Court for the Southern District of California, and plaintiffs claim to represent a class of individuals or entities that purchased rental car services from a defendant at airports located in California after January 1, 2007. Plaintiffs allege that the defendants agreed to charge consumers a 2.5% tourism assessment and not to compete with respect to this assessment, while misrepresenting that this assessment is owed by consumers, rather than the rental car defendants, to the California Travel and Tourism Commission, or the “CTTC.” Plaintiffs also allege that defendants agreed to pass through to consumers a fee known as the Airport Concession Fee, which fee had previously been required to be included in the rental car defendants' individual base rates, without reducing their base rates. Based on these allegations, the amended complaint seeks treble damages, disgorgement, injunctive relief, interest, attorneys' fees and costs. Plaintiffs dropped their claims against Caroline Beteta. Plaintiffs' claims against the rental car defendants have been dismissed, except for the federal antitrust claim. In June 2010, the United States Court of Appeals for the Ninth Circuit affirmed the dismissal of the plaintiffs' antitrust case against the CTTC as a state agency immune from antitrust complaint because the California Legislature foresaw the alleged price‑fixing conspiracy that was the subject of the complaint. The plaintiffs subsequently filed a petition with the Ninth Circuit seeking a rehearing and that petition was granted. In November 2010, the Ninth Circuit withdrew its June opinion and instead held that state action immunity was improperly invoked. The Ninth Circuit reinstated the plaintiffs' antitrust claims and remanded the case to the district court for further proceedings. In May 2012, the district court issued an order preliminarily approving the settlement of this action; certifying a settlement class; certifying a class representative and lead counsel; and providing for class notice. In October 2012, the court held a final approval hearing. In November 2012, the court issued an order of final approval of the settlement of this action. One of the objectors to the settlement has filed a notice of appeal of this order with the United States Court of Appeals for the Ninth Circuit. We have accrued our best estimate of the ultimate cost which is not material to our financial condition.

5.	Public Liability and Property Damage
We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. At December 31, 2012 and December 31, 2011 our liability recorded for public liability and property damage matters was $332.2 million and $281.5 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
We intend to assert that we have meritorious defenses in the foregoing matters and we intend to defend ourselves vigorously.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated, including for various of the matters set forth above. Other than with respect to the aggregate reserves established for claims for public liability and property damage, none of those reserves are material. For matters, including those described above, where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed above, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.
Off-Balance Sheet Commitments
As of December 31, 2012 and December 31, 2011, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and Hertz will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. Hertz Holdings also entered into indemnification agreements with each of its directors. We do not believe that these indemnifications are reasonably likely to have a material impact on us.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of December 31, 2012 and December 31, 2011, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $1.5 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).

Restructuring	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Restructuring
Restructuring
Restructuring
As part of our ongoing effort to implement our strategy of reducing operating costs, we have evaluated our workforce and operations and made adjustments, including headcount reductions and business process reengineering resulting in optimized work flow at rental locations and maintenance facilities as well as streamlined our back-office operations and evaluated potential outsourcing opportunities. When we made adjustments to our workforce and operations, we incurred incremental expenses that delay the benefit of a more efficient workforce and operating structure, but we believe that increased operating efficiency and reduced costs associated with the operation of our business are important to our long-term competitiveness.
During 2007 through 2012, we announced several initiatives to improve our competitiveness and industry leadership through targeted job reductions. These initiatives included, but were not limited to, job reductions at our corporate headquarters and back-office operations in the U.S. and Europe. As part of our re-engineering optimization we outsourced selected functions globally. In addition, we streamlined operations and reduced costs by initiating the closure of targeted car rental locations and equipment rental branches throughout the world. The largest of these closures occurred in 2008 which resulted in closures of approximately 250 off-airport locations and 22 branches in our U.S. equipment rental business. These initiatives impacted approximately 9,610 employees.
During the first quarter of 2013, we continued to streamline operations and reduce costs with the closure of several car rental and equipment rental locations globally as well as a reduction in our workforce by approximately 50 employees.
From January 1, 2007 through March 31, 2013, we incurred $572.1 million ($285.8 million for our car rental segment, $230.8 million for our equipment rental segment and $55.5 million of other) of restructuring charges.
Additional efficiency and cost saving initiatives are being developed; however, we presently do not have firm plans or estimates of any related expenses.
Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars).

	Three Months Ended March 31,
	2013	2012
By Type:
Termination benefits	$2.3	$2.7
Consultant costs	0.3	0.2
Facility closure and lease obligation costs	1.1	3.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Caption:
Direct operating	$1.4	$4.9
Selling, general and administrative	2.3	1.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Segment:
Car rental	$3.1	$3.5
Equipment rental	0.5	3.2
Other reconciling items	0.1	—
Total	$3.7	$6.7

During the three months ended March 31, 2013 and 2012, the after-tax effect of the restructuring charges decreased diluted earnings per share by $0.01 and increased the diluted loss per share by $0.02 respectively.
The following table sets forth the activity affecting the restructuring accrual during the three months ended March 31, 2013 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2013	$12.4	$0.2	$0.3	$8.1	$21.0
Charges incurred	2.3	—	0.3	1.1	3.7
Cash payments	(5.7)	—	(0.4)	(0.8)	(6.9)
Other(1)	(0.3)	—	—	(1.3)	(1.6)
Balance as of March 31, 2013	$8.7	$0.2	$0.2	$7.1	$16.2
_______________________________________________________________________________

(1)	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

Restructuring
As part of our ongoing effort to implement our strategy of reducing operating costs, we have evaluated our workforce and operations and made adjustments, including headcount reductions and business process reengineering resulting in optimized work flow at rental locations and maintenance facilities as well as streamlined our back-office operations and evaluated potential outsourcing opportunities. When we made adjustments to our workforce and operations, we incurred incremental expenses that delay the benefit of a more efficient workforce and operating structure, but we believe that increased operating efficiency and reduced costs associated with the operation of our business are important to our long-term competitiveness.
During 2007 through 2011, we announced several initiatives to improve our competitiveness and industry leadership through targeted job reductions. These initiatives included, but were not limited to, job reductions at our corporate headquarters and back-office operations in the U.S. and Europe. As part of our re-engineering optimization we outsourced selected functions globally. In addition, we streamlined operations and reduced costs by initiating the closure of targeted car rental locations and equipment rental branches throughout the world. The largest of these closures occurred in 2008 which resulted in closures of approximately 250 off-airport locations and 22 branches in our U.S. equipment rental business. These initiatives impacted approximately 8,960 employees.
During 2012, we continued to streamline operations and reduce costs with the closure of several car rental and equipment rental locations globally as well as a reduction in our workforce by approximately 650 employees.
From January 1, 2007 through December 31, 2012, we incurred $568.4 million ($282.7 million for our car rental segment, $230.3 million for our equipment rental segment and $55.4 million of other) of restructuring charges.
Additional efficiency and cost saving initiatives are being developed; however, we presently do not have firm plans or estimates of any related expenses.
Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
By Type:
Termination benefits	$26.2	$14.4	$12.2
Pension and post retirement expense	1.0	0.4	0.4
Consultant costs	1.2	1.3	1.1
Asset writedowns	—	23.2	20.4
Facility closure and lease obligation costs	8.9	16.5	14.3
Relocation costs and temporary labor costs	0.4	0.6	5.0
Other	0.3	—	1.3
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Caption:
Direct operating	$22.6	$46.6	$43.5
Selling, general and administrative	15.4	9.8	11.2
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Segment:
Car rental	$26.4	$16.6	$18.1
Equipment rental	8.8	40.5	34.7
Other reconciling items	2.8	(0.7)	1.9
Total	$38.0	$56.4	$54.7

The following table sets forth the activity affecting the restructuring accrual during the year ended December 31, 2012 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2011	$6.3	$0.2	$0.1	$10.9	$17.5
Charges incurred	14.4	0.4	1.3	40.3	56.4
Cash payments	(15.5)	—	(0.6)	(2.3)	(18.4)
Other(1)	3.9	(0.4)	(0.2)	(37.2)	(33.9)
Balance as of December 31, 2011	$9.1	$0.2	$0.6	$11.7	$21.6
Charges incurred	26.2	1.0	1.2	9.6	38.0
Cash payments	(22.6)	—	(0.9)	(3.3)	(26.8)
Other(2)	(0.3)	(1.0)	(0.6)	(9.9)	(11.8)
Balance as of December 31, 2012	$12.4	$0.2	$0.3	$8.1	$21.0
_______________________________________________________________________________

(1)
Consists of decreases of $23.2 million for asset writedowns, $13.9 million for facility closures, $0.4 million in ASC 715 pension adjustment and $0.2 million of consultant costs, partly offset by a $3.8 million increase for involuntary benefits.

(2)	Primarily consists of decreases of $10.3 million for facility closures and $1.0 million in ASC 715 pension adjustment.

Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Financial Instruments
Financial Instruments
Financial Instruments
Gasoline Swap Contracts
We purchase unleaded gasoline and diesel fuel at prevailing market rates and maintain a program to manage our exposure to changes in fuel prices through the use of derivative commodity instruments. We currently have in place swaps to cover a portion of our fuel price exposure through July 2014. We presently hedge a portion of our overall unleaded gasoline and diesel fuel purchases with commodity swaps and have contracts in place that settle on a monthly basis. Gains and losses resulting from changes in the fair value of these commodity instruments are included in our results of operations in the periods incurred.
Interest Rate Cap Contracts
Hertz is exposed to market risks, such as changes in interest rates, and has purchased and sold interest rate cap agreements to manage that risk. Consequently, we manage the financial exposure as part of our risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on our operating results. Gains and losses resulting from changes in the fair value of these interest rate caps are included in our results of operations in the periods incurred.
Foreign Currency Forward Contracts
We manage exposure to fluctuations in currency risk on intercompany loans we make to certain of our subsidiaries by entering into foreign currency forward contracts at the time of the loans which are intended to offset the impact of foreign currency movements on the underlying intercompany loan obligations.
Foreign Exchange Options
We manage our foreign currency risk primarily by incurring, to the extent practicable, operating and financing expenses in the local currency in the countries in which we operate, including making fleet and equipment purchases and borrowing for working capital needs. Also, we have purchased foreign exchange options to manage exposure to fluctuations in foreign exchange rates for selected marketing programs. The effect of exchange rate changes on these financial instruments would not materially affect our consolidated financial position, results of operations or cash flows. Our risks with respect to foreign exchange options are limited to the premium paid for the right to exercise the option and the future performance of the option's counterparty.
The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.
The following table summarizes the gains and (losses) of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

While our fuel derivatives, interest rate caps, foreign currency forward contracts and foreign exchange options are subject to enforceable master netting agreements with their counterparties, we do not offset the derivative assets and liabilities in our Condensed Consolidated Balance Sheets. The impact of offsetting derivative instruments is depicted below (in millions of dollars):

As of March 31, 2013:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swap	$1.6	$—	$1.6	$—	$—	$1.6
Interest rate caps	0.8	—	0.8	—	—	0.8
Foreign exchange forward contracts	2.7	—	2.7	—	—	2.7
Foreign exchange options	0.1	—	0.1	—	—	0.1
Total	$5.2	$—	$5.2	$—	$—	$5.2

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.8	$—	$0.8	$—	$—	$0.8
Foreign exchange forward contracts	4.4	—	4.4	—	—	4.4
Total	$5.2	$—	$5.2	$—	$—	$5.2

As of December 31, 2012:				Gross assets not offset in Balance Sheet
	Gross assets	Gross assets offset in Balance Sheet	Net recognized assets in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Interest rate caps	$0.9	$—	$0.9	$—	$—	$0.9
Foreign exchange forward contracts	3.4	—	3.4	—	—	3.4
Foreign exchange options	0.2	—	0.2	—	—	0.2
Total	$4.5	$—	$4.5	$—	$—	$4.5

				Gross liabilities not offset in Balance Sheet
	Gross liabilities	Gross liabilities offset in Balance Sheet	Net recognized liabilities in Balance Sheet	Financial Instruments	Cash Collateral	Net Amount
Gasoline swaps	$0.1	$—	$0.1	$—	$—	$0.1
Interest rate caps	0.9	—	0.9	—	—	0.9
Foreign exchange forward contracts	4.5	—	4.5	—	—	4.5
Total	$5.5	$—	$5.5	$—	$—	$5.5

Fair value measures
Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and we consider assumptions that market participants would use when pricing the asset or liability.
Fair Value Hierarchy
The accounting guidance for fair value measurements also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The inputs are prioritized into three levels that may be used to measure fair value:
Level 1: Inputs that reflect quoted prices for identical assets or liabilities in active markets that are observable.
Level 2: Inputs that reflect quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
Level 3: Inputs that are unobservable to the extent that observable inputs are not available for the asset or liability at the measurement date.
Asset and Liabilities Measured at Fair Value on a Recurring Basis
Assets and liabilities measured at fair value on a recurring basis as of March 31, 2013 and December 31, 2012 were as follows (in millions):

	March 31, 2013
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Gasoline swaps	$1.6	$—	$1.6	$—
Interest rate caps	0.8	—	0.8	—
Foreign currency forward contracts	2.7	—	2.7	—
Foreign exchange options	0.1	—	0.1	—
Total	$5.2	$—	$5.2	$—

Other Current Liabilities:
Interest rate caps	$0.8	$—	$0.8	$—
Foreign currency forward contracts	4.4	—	4.4	—
Total	$5.2	$—	$5.2	$—

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—
Gasoline swaps
Gasoline swaps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Interest rate caps
Interest rate caps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign currency forward contracts
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign exchange options
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Fair Value of Financial Instruments
The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, to the extent the underlying liability will be settled in cash, approximate carrying values because of the short-term nature of these instruments.
For borrowings with an initial maturity of 90 days or less, fair value approximates carrying value because of the short-term nature of these instruments. For all other debt, fair value is estimated based on quoted market rates as well as borrowing rates currently available to us for loans with similar terms and average maturities (Level 2 inputs). The aggregate fair value of all debt at March 31, 2013 was $16,413.4 million, compared to its aggregate unpaid principal balance of $15,862.3 million. The aggregate fair value of all debt at December 31, 2012 was $15,529.4 million, compared to its aggregate unpaid principal balance of $14,999.1 million.

Financial Instruments
Gasoline Swap Contracts
We purchase unleaded gasoline and diesel fuel at prevailing market rates and maintain a program to manage our exposure to changes in fuel prices through the use of derivative commodity instruments. We currently have in place swaps to cover a portion of our fuel price exposure through March 2014. We presently hedge a portion of our overall unleaded gasoline and diesel fuel purchases with commodity swaps and have contracts in place that settle on a monthly basis. Gains and losses resulting from changes in the fair value of these commodity instruments are included in our results of operations in the periods incurred.
Interest Rate Cap Contracts
Hertz is exposed to market risks, such as changes in interest rates, and has purchased and sold interest rate cap agreements to manage that risk. Consequently, we manage the financial exposure as part of our risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on our operating results. Gains and losses resulting from changes in the fair value of these interest rate caps are included in our results of operations in the periods incurred.
Foreign Currency Forward Contracts
We manage exposure to fluctuations in currency risk on intercompany loans we make to certain of our subsidiaries by entering into foreign currency forward contracts at the time of the loans which are intended to offset the impact of foreign currency movements on the underlying intercompany loan obligations.
Foreign Exchange Options
We manage our foreign currency risk primarily by incurring, to the extent practicable, operating and financing expenses in the local currency in the countries in which we operate, including making fleet and equipment purchases and borrowing for working capital needs. Also, we have purchased foreign exchange options to manage exposure to fluctuations in foreign exchange rates for selected marketing programs. The effect of exchange rate changes on these financial instruments would not materially affect our consolidated financial position, results of operations or cash flows. Our risks with respect to foreign exchange options are limited to the premium paid for the right to exercise the option and the future performance of the option's counterparty.
The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

Fair value measures
Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and we consider assumptions that market participants would use when pricing the asset or liability.
Fair Value Hierarchy
The accounting guidance for fair value measurements also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The inputs are prioritized into three levels that may be used to measure fair value:
Level 1: Inputs that reflect quoted prices for identical assets or liabilities in active markets that are observable.
Level 2: Inputs that reflect quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
Level 3: Inputs that are unobservable to the extent that observable inputs are not available for the asset or liability at the measurement date.
Asset and Liabilities Measured at Fair Value on a Recurring Basis
Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—

Gasoline swaps
Gasoline swaps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Interest rate caps
Interest rate caps classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign currency forward contracts
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Foreign exchange options
Foreign currency forward contracts classified as Level 2 assets and liabilities are priced using quoted market prices for similar assets or liabilities in active markets.
Investments
Investments classified as Level 1 assets and liabilities are priced using quoted market prices for identical assets in active markets that are observable.
Fair Value of Financial Instruments
The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, to the extent the underlying liability will be settled in cash, approximate carrying values because of the short-term nature of these instruments.
For borrowings with an initial maturity of 90 days or less, fair value approximates carrying value because of the short-term nature of these instruments. For all other debt, fair value is estimated based on quoted market rates as well as borrowing rates currently available to us for loans with similar terms and average maturities (Level 2 inputs). The aggregate fair value of all debt at December 31, 2012 was $15,529.4 million, compared to its aggregate unpaid principal balance of $14,999.1 million. The aggregate fair value of all debt at December 31, 2011 was $11,092.4 million, compared to its aggregate unpaid principal balance of $10,925.6 million.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions
Related Party Transactions
Related Party Transactions
Relationship with Hertz Investors, Inc. and the Sponsors
Other than as disclosed below, in the three months ended March 31, 2013, there were no material changes to our relationship with Hertz Investors, Inc. or the Sponsors.
In March 2013, the Sponsors sold 60,050,777 shares of their Hertz Holdings common stock to Citigroup Global Markets Inc. and Barclays Capital Inc. as the underwriters in the registered public offering of those shares. In connection with the offering, Hertz Holdings repurchased from the underwriters 23,200,000 of the 60,050,777 shares of common stock sold by the Sponsors.
As a result of our initial public offering in November 2006 and subsequent offerings in June 2007, May 2009, June 2009, March 2011, December 2012 and March 2013, the Sponsors reduced their holdings to approximately 12.5% of the outstanding shares of our common stock.
Financing Arrangements with Related Parties
As of March 31, 2013 and December 31, 2012, approximately $192.8 million and $189.8 million, respectively, of our outstanding debt was with related parties.
For information on our total indebtedness, see Note 8—Debt.

Related Party Transactions
Relationship with Hertz Investors, Inc. and the Sponsors
Stockholders Agreement
In connection with the Acquisition, Hertz Holdings entered into a stockholders agreement (as amended, the “Stockholders Agreement”) with investment funds associated with or designated by the Sponsors. Based on current share ownership of the Sponsors, the Stockholders Agreement contains agreements that entitle investment funds associated with or designated by the Sponsors to nominate two nominees of an investment fund associated with CD&R (one of whom shall serve as the chairman or, if the chief executive officer is the chairman, the lead director), one nominee of investment funds associated with Carlyle, and one nominee of an investment fund associated with Merrill Lynch. The Stockholders Agreement also provides that Hertz Holdings' chief executive officer shall be designated as a director, unless otherwise approved by a majority of the Sponsor Designees. In addition, the Stockholders Agreement provides that one of the nominees of an investment fund associated with CD&R shall serve as the chairman of the executive and governance committee of Hertz Holdings and, unless otherwise agreed by this fund, as Chairman of the Board of Directors of Hertz Holdings or lead director.
The Stockholders Agreement grants to the investment funds associated with CD&R or to the board, with the approval of the majority of the Sponsor Designees, the right to remove Hertz Holdings' chief executive officer. Any replacement chief executive officer requires the consent of the investment funds associated with CD&R as well as investment funds associated with at least one other Sponsor. It also contains restrictions on the transfer of Hertz Holdings' shares, and provides for tag-along and drag-along rights, in certain circumstances. The rights described above apply only for so long as the investment funds associated with the applicable Sponsor maintain certain specified minimum levels of shareholdings in Hertz Holdings.
The Stockholders Agreement limits the rights of the investment funds associated with or designated by the Sponsors that have invested in the common stock of Hertz Holdings and its affiliates, subject to several exceptions, to own, manage, operate or control any of our “competitors” (as defined in the Stockholders Agreement). The Stockholders Agreement may be amended from time to time in the future to eliminate or modify these restrictions without Hertz Holdings' consent.
Registration Rights Agreement
On December 21, 2005, Hertz Holdings entered into a registration rights agreement (as amended, the “Registration Rights Agreement”) with investment funds associated with or designated by the Sponsors. The Registration Rights Agreement grants to certain of these investment funds the right, to cause Hertz Holdings, at its own expense, to use its best efforts to register such securities held by the investment funds for public resale, subject to certain limitations. The exercise of this right is limited to three requests by the group of investment funds associated with each Sponsor, except for registrations effected pursuant to Form S-3, which are unlimited, subject to certain limitations, if Hertz Holdings is eligible to use Form S-3. The secondary offerings of the common stock of Hertz Holdings in June 2007, May 2009, June 2009, March 2011 and December 2012 were effected pursuant to this Registration Rights Agreement. In the event Hertz Holdings registers any of its common stock, these investment funds have the right to require us to use our best efforts to include shares of the common stock of Hertz Holdings held by them, subject to certain limitations, including as determined by the underwriters. The Registration Rights Agreement provides for Hertz Holdings to indemnify the investment funds party to that agreement and their affiliates in connection with the registration of Hertz Holdings' securities.
Director Compensation Policy
Our directors who are also members of the Board of Directors of Hertz Holdings receive no additional compensation for serving on our Board of Directors or any committee of our Board of Directors. Currently all members of our Board of Directors are also members of the Board of Directors of Hertz Holdings. The compensation expense of the Hertz Holdings' directors is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
In November 2011, Hertz Holdings' Board of Directors amended and restated the Director Compensation Policy. Pursuant to the policy prior to November 2011 its directors who are not also employees each received a $170,000 annual retainer fee, of which $70,000 was payable in cash and $100,000 was payable in the form of shares of Hertz Holdings' common stock. Starting in November 2011, the policy now provides that Hertz Holdings' directors who are not also employees each receive a $210,000 annual retainer fee, of which $85,000 is payable in cash and $125,000 is payable in the form of equity. In May 2012, Hertz Holdings' Board of Directors further amended and restated the Director Compensation Policy to provide that the equity portion of the annual retainer fee would be paid annually following the annual meeting of shareholders (or the eligible director's date of election, if applicable) in the form of restricted stock units having an equivalent fair market value equal to the annual equity award amount on the date of grant. The restricted stock units will vest on the business day immediately preceding the next annual meeting of shareholders.
For 2013, the lead director of Hertz Holdings' is paid an additional annual cash fee of $100,000, the chairperson of Hertz Holdings' Audit Committee is paid an additional annual cash fee of $35,000 and each other member of its Audit Committee is paid an additional annual cash fee of $17,500. For 2013, the chairperson of Hertz Holdings' Compensation, Nominating and Governance Committee is paid an additional annual cash fee of $35,000 and each other member of its Compensation, Nominating and Governance Committee receives an additional annual cash fee of $17,500.
Financing Arrangements with Related Parties
Affiliates of Merrill Lynch (which is one of the Sponsors), including Bank of America and certain of its affiliates, have provided various investment and commercial banking and financial advisory services to us for which they have received customary fees and commissions. In addition, these parties have acted as agents, lenders, purchasers and/or underwriters to us under our respective financing arrangements, for which they have received customary fees, commissions, expenses and/or other compensation. More specifically, these parties have acted in the following capacities, or similar capacities, with respect to our financing arrangements: lenders and/or agents under the Senior Credit Facilities, the U.S. Fleet Financing Facility and certain of the U.S. Fleet Variable Funding Notes; purchasers and/or underwriters under the Senior Notes and certain of the U.S. Fleet Medium Term Notes; and structuring advisors and/or agents under the U.S. ABS Program.
As of December 31, 2012 and December 31, 2011, approximately $189.8 million and $174.4 million, respectively, of our outstanding debt was with related parties.
For information on our total indebtedness, see Note 5—Debt.
On June 29, 2007, we entered into a master loan agreement with Hertz Holdings. The maximum amount which may be borrowed by us under this facility is $100 million. The facility expired June 29, 2012 and was renewed through June 28, 2013. The interest rate is based on the U.S. Dollar LIBOR rate plus a margin. As of December 31, 2012, there was a $12.8 million receivable from Hertz Holdings and as of December 31, 2012, there was $0.4 million in borrowings due to Hertz Holdings.

Other Sponsor Relationships
In May and June 2009, Merrill Lynch, one of the Sponsors, acted as an underwriter in the common stock follow-on public offering and in the public offering of Hertz Holdings' Convertible Senior Notes, for which they received customary fees and expenses.
In May 2009 Hertz Holdings entered into subscription agreements with investment funds affiliated with CD&R and Carlyle to purchase an additional 32,101,182 shares of Hertz Holdings' common stock at a price of $6.23 per share (the same price per share paid to Hertz Holdings by the underwriters in the common stock public offering) with proceeds to us of approximately $200.0 million. This closed on July 7, 2009 and the 32,101,182 shares of Hertz Holdings' common stock were issued to CD&R and Carlyle affiliated investment funds on the same date. In March 2011 and December 2012, the Sponsors sold 50,000,000 shares of their Hertz Holdings common stock to Goldman, Sachs & Co. and 50,000,000 shares of their Hertz Holdings common stock to J.P. Morgan, respectively, in each case as the sole underwriter in the registered public offering of those shares. Giving effect to these offerings, the Sponsors' ownership percentage in Hertz Holdings is approximately 26%.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information (Unaudited)
Quarterly Financial Information
Quarterly Financial Information (Unaudited)
Provided below is a summary of the quarterly operating results during 2012 and 2011 (in millions of dollars).

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Revenues	$1,960.9	$2,225.1	$2,516.2	$2,318.6
Income (loss) before income taxes	(24.0)	171.7	382.1	(26.9)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(48.2)	101.0	251.3	(28.3)

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Revenues	$1,780.0	$2,072.3	$2,432.3	$2,013.8
Income (loss) before income taxes	(146.7)	107.0	308.2	105.4
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(123.0)	62.1	212.6	58.8

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of March 31, 2013 and December 31, 2012 and the Condensed Consolidating Statements of Operations and Comprehensive Income (Loss) for the three month periods ended March 31, 2013 and 2012, and Statements of Cash Flows for the three months ended March 31, 2013 and 2012, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis.

In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. The following condensed consolidating financial statements now reflects the results of this change for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.

CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of December 31, 2012 and 2011 and the Condensed Consolidating Statements of Operations, Comprehensive Income (Loss) and Cash Flows for the years ended December 31, 2012, 2011 and 2010, and Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis. The Guarantor Subsidiaries are consistent with those entities which guaranteed the Company's existing indebtedness as of December 31, 2011 and December 31, 2010, with the exception of the Company's Simply Wheelz subsidiary which was sold in connection with the Advantage divestiture, as more fully described below, and therefore is not included as a guarantor of the debt in this Form 10-K.
On December 12, 2012, pursuant to a consent agreement Hertz Holdings entered into with the Federal Trade Commission in connection with the Dollar Thrifty acquisition, we consummated the Advantage Divestiture. Prior to the Advantage Divestiture, Simply Wheelz, the legal entity associated with Advantage, had been included within these condensed consolidating financial statements as a Guarantor Subsidiary. The following condensed consolidating financial statements which include Simply Wheelz now reflects it as a Non-Guarantor Subsidiary for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided as management believes the following information is sufficient, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$3,961,435	$701,264	$5,350,348	$(2,450,513)	$7,562,534
Expenses:
Direct operating	2,217,864	452,674	1,612,856	—	4,283,394
Depreciation of revenue earning equipment and lease charges	1,938,416	200,252	2,179,992	(2,450,513)	1,868,147
Selling, general and administrative	320,192	67,739	276,511	—	664,442
Interest expense, net of interest income	297,276	20,068	396,880	—	714,224
Other (income) expense, net	9,915	(3)	(9,907)	—	5
Total expenses	4,783,663	740,730	4,456,332	(2,450,513)	7,530,212
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(822,228)	(39,466)	894,016	—	32,322
(Provision) benefit for taxes on income (loss)	314,692	10,718	(358,732)	—	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	489,153	(5,268)	—	(483,885)	—
Net income (loss)	(18,383)	(34,016)	535,284	(483,885)	(1,000)
Less: Net income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(18,383)	$(34,016)	$517,901	$(483,885)	$(18,383)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$337,055	$88,941	$2,193,486	$(381,555)	$2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	19,932	(17,514)	158,098	—	160,516
Revenue earning equipment expenditures	(188,057)	(96,452)	(8,156,363)	—	(8,440,872)
Proceeds from disposal of revenue earning equipment	169,451	75,139	7,273,856	—	7,518,446
Property and equipment expenditures	(92,415)	(14,137)	(72,657)	—	(179,209)
Proceeds from disposal of property and equipment	4,311	10,416	24,178	—	38,905
Capital contributions to subsidiaries	(1,544,332)	—	—	1,544,332	—
Return of capital from subsidiaries	1,877,095	—	—	(1,877,095)	—
Acquisitions, net of cash acquired	(35)	(43,789)	(3,747)	—	(47,571)
Purchase of short-term investments, net	3,183	94	214	—	3,491
Other investing activities	—	—	2,726	—	2,726
Net cash provided by (used in) investing activities	249,133	(86,243)	(773,695)	(332,763)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,209,866	—	1,425,847	—	2,635,713
Payment of long-term debt	(73,342)	(68)	(2,880,823)	—	(2,954,233)
Short-term borrowings:
Proceeds	—	—	490,490	—	490,490
Payments	(2,615)	—	(968,334)	—	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(18,907)	(3,515)	1,048,492	—	1,026,070
Distributions to noncontrolling interest	—	—	(18,200)	—	(18,200)
Capital contributions received from parent	—	—	1,544,332	(1,544,332)	—
Payment of dividends and return of capital	(23,000)	—	(2,258,650)	2,258,650	(23,000)
Proceeds from employee stock purchase plan	3,208	—	—	—	3,208
Loan from Hertz Global Holdings, Inc.	(6,173)	—	—	—	(6,173)
Excess tax benefits from exercise of stock	(258)	—	—	—	(258)
Payment of financing costs	(29,111)	—	(49,040)	—	(78,151)
Net cash provided by (used in) financing activities	1,059,668	(3,583)	(1,665,886)	714,318	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(10,337)	—	(10,337)
Net decrease in cash and cash equivalents during the period	1,645,856	(885)	(256,432)	—	1,388,539
Cash and cash equivalents at beginning of period	108,522	6,043	870,902	—	985,467
Cash and cash equivalents at end of period	$1,754,378	$5,158	$614,470	$—	$2,374,006

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events
Subsequent Events
Subsequent Events
In April 2013, Hertz entered into an Amendment No. 2, or "Amendment No. 2," to the Senior Term Facility, primarily to reduce the interest rate applicable to a portion of the outstanding term loans under the Senior Term Facility. Prior to Amendment No. 2, approximately $1,372.0 million of tranche B term loans, or “Tranche B Term Loans”, under the Senior Term Facility bore interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 1.00 percent plus a borrowing margin of 2.75 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.75 percent per annum. Pursuant to Amendment No. 2, certain of the existing lenders under the Senior Term Facility converted their existing Tranche B Term Loans into a new tranche of tranche B-2 term loans, or the “Tranche B-2 Term Loans”, in an aggregate principal amount, along with new loans advanced by certain new lenders, of approximately $1,372.0 million. The proceeds of Tranche B-2 Term Loans advanced by the new lenders were used to prepay in full all of the Tranche B Term Loans that were not converted into Tranche B-2 Term Loans.
The Tranche B-2 Term Loans bear interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 0.75 percent plus a borrowing margin of 2.25 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.25 percent per annum. The terms and conditions of the new Tranche B-2 Term Loans with respect to maturity, collateral, and covenants are otherwise unchanged compared to the Tranche B Term Loans.
On April 15, 2013, Hertz entered into definitive agreements with China Auto Rental Holdings, Inc., or “China Auto,” and related parties pursuant to which Hertz made a strategic investment in China Auto. China Auto is the largest car rental company in China. Pursuant to the transaction, Hertz invested cash and certain of its assets in China and received common stock and convertible notes in return. Upon the closing of the transaction which occurred on April 30, 2013, Hertz owns 10% of China Auto's ordinary shares and has a seat on China Auto's Board. Upon conversion of the notes, Hertz would have 18.64% on a fully diluted basis. This transaction will be accounted for under the equity method of accounting in accordance with GAAP.

Subsequent Events
On January 23, 2013, Hertz Vehicle Financing LLC, or ‘‘HVF,’’ an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT	12 Months Ended
Dec. 31, 2012
SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT
Schedule I Condensed Financial Information of Registrant
SCHEDULE I
CONDENSED FINANCIAL INFORMATION OF REGISTRANT
THE HERTZ CORPORATION
PARENT COMPANY BALANCE SHEETS
(In Thousands of Dollars)

	December 31,
	2012	2011
ASSETS
Cash and cash equivalents	$24,602	$565,002
Restricted cash and cash equivalents	32,681	44,663
Receivables, less allowance for doubtful accounts	544,454	297,292
Due from Hertz affiliates	1,047,986	655,411
Inventories, at lower of cost or market	24,422	22,440
Prepaid expenses and other assets	2,570,539	2,088,579
Revenue earning equipment, net	104,207	167,304
Property and equipment, net	865,694	824,381
Investments in subsidiaries, net	6,964,916	4,413,289
Other intangible assets, net	74,606	94,682
Goodwill	106,210	100,221
Total assets	$12,360,317	$9,273,264
LIABILITIES AND STOCKHOLDERS' EQUITY
Due to Hertz affiliates	$2,254,223	$1,251,347
Accounts payable	239,247	188,695
Accrued liabilities	605,680	607,673
Accrued taxes	54,357	54,559
Debt	6,190,040	4,434,274
Public liability and property damage	99,261	107,881
Total Liabilities	9,442,808	6,644,429
Stockholder's equity:
Common Stock, $0.01 par value, 3,000 shares authorized, 100 shares issued and outstanding	—	—
Additional paid-in capital	3,509,998	3,473,625
Accumulated deficit	(565,597)	(816,376)
Accumulated other comprehensive loss	(26,892)	(28,414)
Total stockholder's equity	2,917,509	2,628,835
Total liabilities and stockholder's equity	$12,360,317	$9,273,264
The accompanying notes are an integral part of these financial statements.

SCHEDULE I (Continued)
THE HERTZ CORPORATION
PARENT COMPANY STATEMENTS OF OPERATIONS
(In Thousands of Dollars)

	Years ended December 31,
	2012	2011	2010
Revenues	$4,259,049	$4,068,310	$3,961,435
Expenses:
Direct operating	2,384,829	2,262,371	2,217,864
Depreciation of revenue earning equipment and lease charges	2,402,032	1,996,733	1,938,416
Selling, general and administrative	448,100	326,794	320,192
Interest expense, net of interest income	253,437	299,099	297,276
Other (income) expense, net	(10,656)	62,396	9,915
Total expenses	5,477,742	4,947,393	4,783,663
Loss before income taxes	(1,218,693)	(879,083)	(822,228)
Benefit for taxes on income	476,444	342,469	314,692
Equity in earnings of subsidiaries, net of tax	1,018,028	747,103	489,153
Net income (loss)	$275,779	$210,489	$(18,383)
The accompanying notes are an integral part of these financial statements.

SCHEDULE I (Continued)
THE HERTZ CORPORATION
PARENT COMPANY STATEMENTS OF COMPREHENSIVE INCOME
(In Thousands of Dollars)

	Years Ended December 31,
	2012	2011	2010
Net income (loss)	$275,779	$210,489	$(18,383)
Other comprehensive income (loss)	1,522	(66,237)	41,154
Comprehensive income	$277,301	$144,252	$22,771

The accompanying notes are an integral part of these financial statements.
SCHEDULE I (Continued)
THE HERTZ CORPORATION
PARENT COMPANY STATEMENTS OF STOCKHOLDERS' EQUITY
(In Thousands of Dollars, except share data)

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Equity
Balance at:	Shares	Amount
December 31, 2009	100	$—	$3,410,518	$(962,532)	$(3,331)	$2,444,655
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder				(18,383)		(18,383)
Dividends paid to Hertz Global Holdings, Inc.				(23,000)		(23,000)
Other comprehensive income					41,154	41,154
Stock-based employee compensation charges, net of tax			36,560			36,560
Excess tax benefits from exercise of stock options			(258)			(258)
Proceeds from employee stock purchase plan			3,774			3,774
Hertz Holdings common and phantom shares issued to Directors			1,425			1,425
December 31, 2010	100	—	3,452,019	(1,003,915)	37,823	2,485,927
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder				210,489		210,489
Dividends paid to Hertz Global Holdings, Inc.				(22,950)		(22,950)
Other comprehensive loss					(66,237)	(66,237)
Acquisition of remaining portion of non-controlling interest, net of tax of $9,798			(15,287)			(15,287)
Stock-based employee compensation charges, net of tax of $0			31,093			31,093
Proceeds from employee stock purchase plan			4,208			4,208
Hertz Holdings common and phantom shares issued to Directors			1,592			1,592
December 31, 2011	100	—	3,473,625	(816,376)	(28,414)	2,628,835
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder				275,779		275,779
Dividends paid to Hertz Global Holdings, Inc.				(25,000)		(25,000)
Other comprehensive income					1,522	1,522
Stock-based employee compensation charges, net of tax of tax of $399			29,855			29,855
Proceeds from employee stock purchase plan			5,030			5,030
Hertz Holdings common and phantom shares issued to Directors			1,488			1,488
December 31, 2012	100	$—	$3,509,998	$(565,597)	$(26,892)	$2,917,509
The accompanying notes are an integral part of these financial statements.
SCHEDULE I (Continued)
THE HERTZ CORPORATION
PARENT COMPANY STATEMENTS OF CASH FLOWS
(In Thousands of Dollars)

	Years ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income (loss)	$275,779	$210,489	$(18,383)
Adjustments to reconcile net income (loss) to net cash provided by operating activities	1,401,869	790,108	355,438
Net cash provided by operating activities	1,677,648	1,000,597	337,055
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	(28,570))	19,932
Revenue earning equipment expenditures	(88,120)	(142,134))	(188,057)
Proceeds from disposal of revenue earning equipment	79,390	163,330	169,451
Property and equipment expenditures	(173,053)	(189,562))	(92,415)
Proceeds from disposal of property and equipment	67,370	23,952	4,311
Capital contributions to subsidiaries	(4,267,118)	(3,549,088))	(1,544,332)
Return of capital from subsidiaries	1,829,256	2,590,025	1,877,095
Acquisitions, net of cash acquired	(1,708,520)	(214,384))	(35)
Purchase of short-term investments, net	—	(32,891))	3,183
Net cash provided by (used in) investing activities	(4,248,814)	(1,379,322))	249,133
Cash flows from financing activities:
Proceeds from issuance of long‑term debt	2,210,000	2,455,309	1,209,866
Payment of long‑term debt	(650,407)	(3,596,295))	(73,342)
Short‑term borrowings:
Payments	(26,775)	(29,224))	(2,615)
Proceeds (payments) under the revolving lines of credit, net	220,000	(29,128))	(18,907)
Payment of dividends and return of capital	(25,000)	(22,950))	(23,000)
Proceeds from employee stock purchase plan	4,275	3,577	3,208
Loan to parent from Non-Guarantor	385,108	490,273	—
Loan with Hertz affiliate	(13,220)	(984))	(6,173)
Excess tax benefits from exercise of Stock options	—	—	(258)
Purchase of noncontrolling interest	(38,000)	—	—
Payment of financing costs	(35,215)	(81,229))	(29,111)
Net cash provided by (used in) financing activities	2,030,766	(810,651))	1,059,668
Net change in cash and cash equivalents during the period	(540,400)	(1,189,376))	1,645,856
Cash and cash equivalents at beginning of period	565,002	1,754,378	108,522
Cash and cash equivalents at end of period	$24,602	$565,002	$1,754,378

The accompanying notes are an integral part of these financial statements.
Background and Basis of Presentation
The accompanying condensed financial statements include only the accounts of The Hertz Corporation, or the “Company.” Investments in the Company's subsidiaries are accounted for under the equity method. These parent company financial statements have been prepared in accordance with Rule 12‑04 of Regulation S-X, as restricted net assets of the Company's subsidiaries exceed 25% of the Company's consolidated net assets as of December 31, 2012.
Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted since this information is included in the Company's annual consolidated financial statements included in this Annual Report under the caption “Item 8—Financial Statements and Supplementary Data.”
Commitments and Contingencies
The following table details the contractual cash obligations of the Company for debt, related interest payable and tax liability for uncertain tax positions and related interest as of December 31, 2012 (in millions of dollars):

	Total	2013	2014	2015	2016	2017	Thereafter
Debt	$6,186.7	$383.7	$42.7	$21.6	$21.6	$21.5	$5,695.6
Interest	2,241.1	341.4	338.0	334.9	326.5	324.4	575.9
Uncertain tax positions liability and interest	1.2	1.2	—	—	—	—	—
Total	$8,429.0	$726.3	$380.7	$356.5	$348.1	$345.9	$6,271.5
The following table details the contractual cash obligations of the Company for operating leases and purchase obligations as of December 31, 2012 (in millions of dollars):

	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Operating leases and concession agreements	$1,309.1	$295.3	$367.6	$180.6	$465.6
Purchase obligations	4,129.1	4,072.3	52.9	3.9	—
Total	$5,438.2	$4,367.6	$420.5	$184.5	$465.6
Distribution of Equity
The following table details distributions of equity received by the Company from its subsidiaries during 2012, 2011 and 2010 (in millions of dollars):

	2012	2011	2010
Distribution of Equity	$2,604.6	$3,143.4	$2,256.7

SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2012
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
Schedule of Valuation and Qualifying Accounts Disclosure
SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS
THE HERTZ CORPORATION AND SUBSIDIARIES
(In Thousands of Dollars)

	Balance at	Additions
	Beginning of Period	Charged to Expense	Translation Adjustments	Deductions		Balance at End of Period
Allowance for doubtful accounts:
Year ended December 31, 2012	$20,282	$34,144	$28	$(29,341)	(a)	$25,113
Year ended December 31, 2011	19,708	28,164	68	(27,658)	(a)	20,282
Year ended December 31, 2010	21,268	19,667	(695)	(20,532)	(a)	19,708

Tax valuation allowances:
Year ended December 31, 2012	$186,710	$35,805	$3,930	$—		$226,445
Year ended December 31, 2011	185,807	(2,528)	3,431	—		186,710
Year ended December 31, 2010	167,812	27,473	(9,478)	—		185,807
_____________________________

(a)	Amounts written off, net of recoveries.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Principles of Consolidation
Principles of Consolidation
The consolidated financial statements include the accounts of Hertz Holdings and our wholly owned and majority owned domestic and international subsidiaries. In the event that Hertz Holdings is a primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in our consolidated financial statements. All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates and Assumptions
Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
Significant estimates inherent in the preparation of the consolidated financial statements include depreciation of revenue earning equipment, reserves for litigation and other contingencies, accounting for income taxes and related uncertain tax positions, pension and postretirement benefit costs, the fair value of assets and liabilities acquired in business combinations, the recoverability of long-lived assets, useful lives and impairment of long-lived tangible and intangible assets including goodwill, valuation of stock based compensation, public liability and property damage reserves, reserves for restructuring, allowance for doubtful accounts, and fair value of derivatives, among others.

Reclassifications	Reclassifications Certain prior period amounts have been reclassified to conform with current year presentation.
Acquisition Accounting
Acquisition Accounting
We account for business combinations using the acquisition method, which requires an allocation of the purchase price of an acquired entity to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Goodwill represents the excess of the purchase price over the net tangible and intangible assets acquired.

Revenue Recognition
Revenue Recognition
Rental and rental related revenue (including cost reimbursements from customers where we consider ourselves to be the principal versus an agent) are recognized over the period the revenue earning equipment is rented or leased based on the terms of the rental or leasing contract. Maintenance management administrative fees are recognized monthly and maintenance management service revenue is recognized when services are performed. Revenue related to new equipment sales and consumables is recognized at the time of delivery to, or pick-up by, the customer and when collectability is reasonably assured. Fees from our licensees are recognized over the period the underlying licensees' revenue is earned (over the period the licensees' revenue earning equipment is rented). Certain truck and equipment leases are originated with the intention of syndicating to banks, and upon the sale of rights to these direct financing leases, the net gain is recorded in revenue.
Sales tax amounts collected from customers have been recorded on a net basis.

Cash and Cash Equivalents and Other
Cash and Cash Equivalents and Other
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our consolidated statements of cash flows, we net cash flows from revolving borrowings in the line item “Proceeds (payments) under the revolving lines of credit, net.” The contractual maturities of such borrowings may exceed 90 days in certain cases.

Restricted Cash and Cash Equivalents
Concentration of Credit Risk
Our cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. We seek to mitigate such risks by spreading the risk across multiple counterparties and monitoring the risk profiles of these counterparties. In addition, we have credit risk from derivative financial instruments used in hedging activities. We limit our exposure relating to derivative financial instruments by diversifying the financial instruments among various counterparties, which consist of major financial institutions.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or “LKE Program,” and to satisfy certain of our self-insurance regulatory reserve requirements. These funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and cash equivalents are excluded from cash and cash equivalents.

Receivables
Receivables
Receivables are stated net of allowances for doubtful accounts and represent credit extended to manufacturers and customers that satisfy defined credit criteria. The estimate of the allowance for doubtful accounts is based on our historical experience and our judgment as to the likelihood of ultimate payment. Actual receivables are written-off against the allowance for doubtful accounts when we determine the balance will not be collected. Bad debt expense is reflected as a component of "Selling, general and administrative" in our consolidated statements of operations.

Property and Equipment
Generally, when revenue earning equipment is acquired, we estimate the period that we will hold the asset, primarily based on historical measures of the amount of rental activity (e.g., automobile mileage and equipment usage) and the targeted age of equipment at the time of disposal. We also estimate the residual value of the applicable revenue earning equipment at the expected time of disposal. The residual values for rental vehicles are affected by many factors, including make, model and options, age, physical condition, mileage, sale location, time of the year and channel of disposition (e.g., auction, retail, dealer direct). The residual value for rental equipment is affected by factors which include equipment age and amount of usage. Depreciation is recorded on a straight-line basis over the estimated holding period. Depreciation rates are reviewed on a quarterly basis based on management's ongoing assessment of present and estimated future market conditions, their effect on residual values at the time of disposal and the estimated holding periods. Market conditions for used vehicle and equipment sales can also be affected by external factors such as the economy, natural disasters, fuel prices and incentives offered by manufacturers of new cars. These key factors are considered when estimating future residual values and assessing depreciation rates. As a result of this ongoing assessment, we make periodic adjustments to depreciation rates of revenue earning equipment in response to changed market conditions. Upon disposal of revenue earning equipment, depreciation expense is adjusted for the difference between the net proceeds received and the remaining net book value.
Within Donlen, revenue earning equipment is under longer term lease agreements with our customers. These leases contain provisions whereby we have a contracted residual value guaranteed to us by the lessee, such that we do not experience any gains or losses on the disposal of these vehicles. Therefore depreciation rates on these vehicles are not adjusted at any point in time per the associated lease contract.
Property and Equipment
Property and equipment are stated at cost and are depreciated utilizing the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter. Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

Schedule of estimated useful lives of revenue-earning assets	Revenue Earning Equipment Revenue earning equipment is stated at cost, net of related discounts. Useful lives are as follows:

Cars	4 to 28 months
Other equipment	24 to 108 months

Environmental Liabilities
Environmental Liabilities
The use of automobiles and other vehicles is subject to various governmental controls designed to limit environmental damage, including that caused by emissions and noise. Generally, these controls are met by the manufacturer, except in the case of occasional equipment failure requiring repair by us. To comply with environmental regulations, measures are taken at certain locations to reduce the loss of vapor during the fueling process and to maintain, upgrade and replace underground fuel storage tanks. We also incur and provide for expenses for the cleanup of petroleum discharges and other alleged violations of environmental laws arising from the disposition of waste products. We do not believe that we will be required to make any material capital expenditures for environmental control facilities or to make any other material expenditures to meet the requirements of governmental authorities in this area. Liabilities for these expenditures are recorded at undiscounted amounts when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Public Liability and Property Damage
Public Liability and Property Damage
The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment represents an estimate for both reported accident claims not yet paid, and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. The adequacy of the liability is regularly monitored based on evolving accident claim history and insurance-related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.

Pensions and Postretirement Benefit Obligations
Pension Benefit Obligations
Our employee pension costs and obligations are developed from actuarial valuations. Inherent in these valuations are key assumptions, including discount rates, salary growth, long-term return on plan assets, retirement rates, mortality rates and other factors. Actual results that differ from our assumptions are accumulated and amortized over future periods and, therefore, generally affect our recognized expense in such future periods. While we believe that the assumptions used are appropriate, significant differences in actual experience or significant changes in assumptions would affect our pension costs and obligations.

Foreign Currency Translation and Transactions
Foreign Currency Translation and Transactions
Assets and liabilities of international subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in “Accumulated other comprehensive loss” in the equity section of our consolidated balance sheets. As of December 31, 2012 and 2011, the accumulated foreign currency translation gain was $102.7 million and $91.3 million, respectively. Foreign currency gains and losses resulting from transactions are included in earnings.

Derivative Instruments
Derivative Instruments
We are exposed to a variety of market risks, including the effects of changes in interest rates, gasoline and diesel fuel prices and foreign currency exchange rates. We manage our exposure to these market risks through our regular operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments. Derivative financial instruments are viewed as risk management tools and have not been used for speculative or trading purposes. In addition, derivative financial instruments are entered into with a diversified group of major financial institutions in order to manage our exposure to counterparty nonperformance on such instruments. We account for all derivatives in accordance with GAAP, which requires that all derivatives be recorded on the balance sheet as either assets or liabilities measured at their fair value. The effective portion of changes in fair value of derivatives designated as cash flow hedging instruments is recorded as a component of other comprehensive income. The ineffective portion is recognized currently in earnings within the same line item as the hedged item, based upon the nature of the hedged item. For derivative instruments that are not part of a qualified hedging relationship, the changes in their fair value are recognized currently in earnings. See Note 14—Financial Instruments.

Income Taxes
Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Subsequent changes to enacted tax rates and changes to the global mix of earnings will result in changes to the tax rates used to calculate deferred taxes and any related valuation allowances. Provisions are not made for income taxes on undistributed earnings of international subsidiaries that are intended to be indefinitely reinvested outside of the United States or are expected to be remitted free of taxes. Future distributions, if any, from these international subsidiaries to the United States or changes in U.S. tax rules may require a change to reflect tax on these amounts. See Note 9—Taxes on Income.

Advertising
Advertising
Advertising and sales promotion costs are expensed the first time the advertising or sales promotion takes place. Advertising costs are reflected as a component of “Selling, general and administrative” in our consolidated statements of operations and for the years ended December 31, 2012, 2011 and 2010 were $158.0 million, $145.8 million and $133.8 million, respectively.

Goodwill and Intangible and Long-lived Asssets
Goodwill
Goodwill is not amortized but is subject to periodic testing for impairment in accordance with Financial Accounting Standards Board, or "FASB," Accounting Standards Codification, or "ASC," Topic 350, “Intangibles—Goodwill and Other,” or “ASC 350,” at the reporting unit level which is one level below our operating segments. The assessment of goodwill impairment is conducted by estimating and comparing the fair value of our reporting units, as defined in ASC 350, to their carrying value as of that date. The fair value is estimated using an income approach whereby the fair value of the reporting unit is based on the future cash flows that each reporting unit's assets can be expected to generate. Future cash flows are based on forward-looking information regarding market share and costs for each reporting unit and are discounted using an appropriate discount rate. Future discounted cash flows can be affected by changes in industry or market conditions or the rate and extent to which anticipated synergies or cost savings are realized with newly acquired entities. The test for impairment is conducted annually each October 1st, and more frequently if events occur or circumstances change that indicate that the fair value of a reporting unit may be below its carrying amount.
Intangible and Long-lived Assets
Intangible assets include concession agreements, technology, customer relationships, trademarks and trade-names and other intangibles. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives of the assets, which range from two to fifteen years. Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable in accordance with FASB ASC Topic 360, “Property, Plant, and Equipment,” or “ASC 360.” Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the estimated fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or estimated fair value less costs to sell. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually each October 1st and more frequently if events occur or circumstances change that indicate an asset may be impaired.

Stock-Based Compensation
Stock‑Based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is to be recognized over the period during which the employee is required to provide service in exchange for the award. We have estimated the fair value of options issued at the date of grant using a Black‑Scholes option‑pricing model, which includes assumptions related to volatility, expected life, dividend yield and risk-free interest rate. See Note 7-Stock‑Based Compensation.
We are using equity accounting for restricted stock unit and performance stock unit awards. For restricted stock units the expense is based on the grant-date fair value of the stock and the number of shares that vest, recognized over the service period. For performance stock units the expense is based on the grant-date fair value of the stock, recognized over a two to four year service period depending upon a performance condition. For performance stock units, we re-assess the probability of achieving the applicable performance condition each reporting period and adjust the recognition of expense accordingly. The performance condition is not considered in determining the grant date fair value.

Franchise Revenues and Transactions
Franchise Revenues and Transactions
“Franchise revenues” includes franchise fees for use of our brands and services. Generally franchise fees from franchised locations are based on a percentage of net sales of the franchised business and are recognized as earned and when collectability is reasonably assured.
Initial franchise fees are recorded as deferred income when received and are recognized as revenue when all material services and conditions related to the franchise fee have been substantially performed.
Renewal franchise fees are recognized as revenue when the license agreements are effective and collectability is reasonably assured.
Other (income) expense, net includes the gains or losses from the sales of our operations or assets to new and existing franchisees. Such gains or losses are included in operating income because they are expected to be a recurring part of our business.

Recently Issued Accounting Pronouncements
Recently Issued Accounting Pronouncements
In December 2011, the FASB issued Accounting Standards Update, or "ASU," No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," or "ASU 2011-11" to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We plan to adopt ASU 2011-11 on January 1, 2013, as required, but do not believe this guidance will have a significant impact on our consolidated financial statements or financial statement disclosures.
In July 2012, the FASB issued ASU No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income," or "ASU 2013-02" which requires disclosure of significant amounts reclassified out of accumulated other comprehensive income by component and their corresponding effect on the respective line items of net income. This guidance is effective for reporting periods beginning after December 15, 2012 and is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Schedule of estimated useful lives of assets based on which provisions for depreciation and amortization are computed on a straight-line basis
Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

Schedule of estimated useful lives of revenue-earning assets	Revenue Earning Equipment Revenue earning equipment is stated at cost, net of related discounts. Useful lives are as follows:

Cars	4 to 28 months
Other equipment	24 to 108 months

Goodwill and Other Intangible Assets (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Goodwill and Other Intangible Assets
Summary of changes in goodwill, by segment
The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2013
Goodwill	$1,287.5	$775.4	$2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	1,241.4	100.5	1,341.9

Goodwill acquired during the period	—	—	—
Adjustments to previously recorded purchase price allocation(a)	9.2	4.6	13.8
Other changes during the period(b)	(2.9)	(0.1)	(3.0)
	6.3	4.5	10.8

Balance as of March 31, 2013
Goodwill	1,293.8	779.9	2,073.7
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,247.7	$105.0	$1,352.7

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(c)	(15.3)	—	(15.3)
Other changes during the year(d)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9
_____________________________________________________

The following summarizes the changes in our goodwill, by segment (in millions of dollars):

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2012
Goodwill	$419.3	$693.8	$1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	373.2	18.9	392.1

Goodwill acquired during the year	884.9	82.0	966.9
Adjustments to previously recorded purchase price allocation(a)	(15.3)	—	(15.3)
Other changes during the year(b)	(1.4)	(0.4)	(1.8)
	868.2	81.6	949.8

Balance as of December 31, 2012
Goodwill	1,287.5	775.4	2,062.9
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$1,241.4	$100.5	$1,341.9

	Car Rental	Equipment Rental	Total
Balance as of January 1, 2011
Goodwill	$367.9	$681.7	$1,049.6
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	321.8	6.8	328.6

Goodwill acquired during the year	53.1	12.3	65.4
Adjustments to previously recorded purchase price allocation	(0.9)	(0.1)	(1.0)
Other changes during the year(b)	(0.8)	(0.1)	(0.9)
	51.4	12.1	63.5

Balance as of December 31, 2011
Goodwill	419.3	693.8	1,113.1
Accumulated impairment losses	(46.1)	(674.9)	(721.0)
	$373.2	$18.9	$392.1
_______________________________________________________________________________

(a)	Consists of deferred tax adjustments recorded during 2012.

(b)	Primarily consists of changes resulting from disposals and the translation of foreign currenc

Components of other intangible assets by major classes

	March 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.6	$(451.3)	$243.3
Other(1)	457.4	(46.9)	410.5
Total	1,152.0	(498.2)	653.8
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	18.2	—	18.2
Total	3,348.2	—	3,348.2
Total other intangible assets, net	$4,500.2	$(498.2)	$4,002.0

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(2)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1
_______________________________________________________________________________

(1)	Other amortizable intangible assets primarily include Dollar Thrifty concession agreements, Donlen trade name, reacquired franchise rights, non-compete agreements and technology-related intangibles.

(2)	Other indefinite-lived intangible assets primarily consist of reacquired franchise rights.

Other intangible assets, net, consisted of the following major classes (in millions of dollars):

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$694.7	$(434.0)	$260.7
Other(1)	459.6	(33.8)	425.8
Total	1,154.3	(467.8)	686.5
Indefinite-lived intangible assets:
Trade name	3,330.0	—	3,330.0
Other(3)	15.6	—	15.6
Total	3,345.6	—	3,345.6
Total other intangible assets, net	$4,499.9	$(467.8)	$4,032.1

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizable intangible assets:
Customer-related	$672.6	$(365.5)	$307.1
Other(2)	74.7	(27.8)	46.9
Total	747.3	(393.3)	354.0
Indefinite-lived intangible assets:
Trade name	2,190.0	—	2,190.0
Other(3)	18.2	—	18.2
Total	2,208.2	—	2,208.2
Total other intangible assets, net	$2,955.5	$(393.3)	$2,562.2

Business Combinations and Divestitures (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Acquisition
Business Acquisition, Pro Forma Information
The following table presents unaudited pro forma financial information as if the acquisition of Dollar Thrifty had occurred on January 1, 2012 for the period presented below (in millions of dollars).

	Revenue	Loss
2012 supplemental pro forma from 1/1/12 - 3/31/12 (combined entity)	$2,257.4	$(33.0)

The unaudited pro forma financial information for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	Revenue	Earnings
Actual from 09/01/11 - 12/31/11 (Donlen only)(1)	$142.7	$2.0
Actual from 11/19/12 - 12/31/12 (Dollar Thrifty only)(2)	170.6	(25.9)
2012 supplemental pro forma from 1/1/12 - 12/31/12 (combined entity)(3)	10,193.3	441.8
2011 supplemental pro forma from 1/1/11 - 12/31/11 (combined entity)(4)	9,920.3	235.1
2010 supplemental pro forma from 1/1/10 - 12/31/10 (combined entity)(5)	7,904.3	(48.6)
_______________________________________________

(1)
Donlen's actual earnings for the four months ended December 31, 2011 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and the fair value adjustment related to acquired software, as well as, the write-off of certain unamortized debt costs.

(2)
Dollar Thrifty's actual earnings for the 43 days ended December 31, 2012 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and non-recurring compensation costs in connection with the merger.

(3)
The unaudited pro forma financial information for the year ended December 31, 2012 combines the historical results of Hertz and Dollar Thrifty for the year ended December 31, 2012, and the effects of the pro forma adjustments listed below.

(4)
The unaudited pro forma financial information for the year ended December 31, 2011 combines the historical results of Hertz, Donlen and Dollar Thrifty for the year ended December 31, 2011, and the effects of the pro forma adjustments listed below.

(5)
The unaudited pro forma financial information for the year ended December 31, 2010 combines the historical results of Hertz and Donlen for the year ended December 31, 2010, and the effects of the pro forma adjustments listed below.

Dollar Thrifty Automotive Group Inc.
Acquisition
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
The following summarizes the fair values of the assets acquired and liabilities assumed as of the Dollar Thrifty acquisition date (in millions):

Cash and cash equivalents	$535.0
Restricted cash and cash equivalents	307.0
Receivables	170.0
Inventories	8.0
Prepaid expenses and other assets	41.0
Revenue earning equipment	1,614.0
Property and equipment	119.0
Other intangible assets	1,546.0
Other assets	35.0
Goodwill	885.0
Accounts payable	(43.0)
Accrued liabilities	(277.0)
Deferred taxes on income	(864.0)
Debt	(1,484.0)
Total	$2,592.0

Donlen Corporation
Acquisition
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
The following summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date (in millions):

Cash and cash equivalents	$35.6
Receivables	64.0
Prepaid expenses and other assets	7.0
Revenue earning equipment	1,120.6
Property and equipment	13.5
Other intangible assets	75.0
Goodwill	51.1
Accounts payable	(39.3)
Accrued liabilities	(226.8)
Deferred taxes on income	(121.9)
Debt	(728.8)
Total	$250.0

Schedule of Finite-Lived Intangible Assets Acquired as Part of Business Combination	Other intangible assets and their amortization periods are as follows:

	Useful life (in years)	Fair value (in millions)
Customer relationships	16	$65.0
Trademark	20	7.0
Non-compete agreement	5	3.0
Total		$75.0

Debt (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt
Components of debt

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

Schedule of outstanding principal amount for each series of the Senior Notes

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.

Components of maturities of debt

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

Schedule of facilities available for the use of Hertz and its subsidiaries

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Employee Retirement Benefits (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Employee Retirement Benefits
Schedule of Expected Benefit Payments [Table Text Block]
The following table presents estimated future benefit payments (in millions of dollars):

	Pension Benefits	Postretirement Benefits (U.S.)
2013	$31.1	$1.3
2014	34.4	1.4
2015	40.6	1.5
2016	44.3	1.4
2017	51.1	1.3
2018-2022	314.1	6.7
	$515.6	$13.6

Schedule of Allocation of Plan Assets [Table Text Block]
The fair value measurements of our U.S. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$8.3	$11.6
Equity Securities:
U.S. Large Cap	135.9	119.3
U.S. Mid Cap	42.0	34.9
U.S. Small Cap	31.6	27.5
International Large Cap	109.3	89.0
Fixed Income Securities:
U.S. Treasuries	67.5	53.2
Corporate Bonds	83.8	68.7
Government Bonds	4.4	4.1
Municipal Bonds	9.1	9.5
Real Estate (REITs)	6.5	5.4
Total fair value of pension plan assets	$498.4	$423.2
Our U.K. Plan accounts for most of the $178.3 million in fair value of Non-U.S. plan assets. The fair value measurements of our U.K. pension plan assets are based upon significant observable inputs (Level 2) and relate to common collective trusts and other pooled investment vehicles consisting of the following asset categories (in millions of dollars):

	December 31,
Asset Category	2012	2011
Short Term Investments	$12.9	$11.6
U.K. Equities	66.1	57.6
Overseas Equities	67.1	60.5
U.K. Conventional Gilts	6.5	6.6
Corporate Bonds	5.3	5.0
Global Treasury Bonds	9.3	6.5
Index‑Linked Gilts‑Stocks	1.8	1.4
Total fair value of pension plan assets	$169.0	$149.2

Schedule of Effect of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates [Table Text Block]
Changing the assumed health care cost trend rates by one percentage point is estimated to have the following effects (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	—	—
Effect on postretirement benefit obligation	$0.5	$(0.4)

Schedule of Net Funded Status [Table Text Block]
The following tables set forth the funded status and the net periodic pension cost of the Hertz Retirement Plan, other postretirement benefit plans (including health care and life insurance plans covering domestic (“U.S.”) employees and the retirement plans for international operations (“Non-U.S.”), together with amounts included in our consolidated balance sheets and statements of operations (in millions of dollars):

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Change in Benefit Obligation
Benefit obligation at January 1	$606.4	$549.7	$190.8	$201.5	$18.2	$19.0
Service cost	24.8	26.2	1.9	4.0	0.2	0.2
Interest cost	28.2	27.5	9.7	11.0	0.8	0.9
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan amendments	—	(10.2)	—	—	—	—
Plan curtailments	—	—	—	(5.9)	—	—
Plan settlements	(5.4)	(7.4)	—	0.1	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	7.7	(1.0)	—	—
Actuarial loss (gain)	54.8	39.0	9.4	(15.1)	1.2	(0.6)
Plan combination	—	—	10.4	—	—	—
Other	—	—	(0.1)	(0.5)	—	—
Benefit obligation at December 31	$678.9	$606.4	$224.4	$190.8	$19.0	$18.2
Change in Plan Assets
Fair value of plan assets at January 1	$423.2	$365.9	$157.0	$152.8	$—	$—
Actual return on plan assets	64.2	15.3	15.6	(7.6)	—	—
Company contributions	46.3	67.8	4.7	16.0	1.4	1.3
Employee contributions	—	—	0.1	0.7	0.8	0.9
Plan settlements	(5.4)	(7.4)	—	—	—	—
Benefits paid	(29.9)	(18.4)	(5.5)	(4.0)	(2.2)	(2.2)
Foreign exchange translation	—	—	6.5	(0.7)	—	—
Other	—	—	(0.1)	(0.2)	—	—
Fair value of plan assets at December 31	$498.4	$423.2	$178.3	$157.0	$—	$—
Funded Status of the Plan
Plan assets less than benefit obligation	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)

Schedule of Defined Benefit Plan, Amounts Included in Financial Statements and Assumptions Used [Table Text Block]

	Pension Benefits				Postretirement
	U.S.		Non-U.S.		Benefits (U.S.)
	2012	2011	2012	2011	2012	2011
Amounts recognized in balance sheet:
Liabilities	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Prior service credit (cost)	$9.1	$10.1	$—	$—	$—	$—
Net gain (loss)	(167.6)	(160.3)	(17.5)	(10.7)	(2.3)	(1.2)
Accumulated other comprehensive loss	(158.5)	(150.2)	(17.5)	(10.7)	(2.3)	(1.2)
Unfunded accrued pension or postretirement benefit	(22.0)	(33.0)	(28.6)	(23.1)	(16.7)	(17.0)
Net obligation recognized in the balance sheet	$(180.5)	$(183.2)	$(46.1)	$(33.8)	$(19.0)	$(18.2)
Total recognized in other comprehensive (income) loss	$8.3	$34.5	$6.8	$12.2	$1.1	$(0.7)
Total recognized in net periodic benefit cost and other comprehensive (income) loss	$43.5	$67.1	$6.1	$0.9	$2.1	$0.5
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)	$(16.0)	$(11.1)	$(0.4)	$0.1	$(0.1)	$(0.1)
Accumulated Benefit Obligation at December 31	$619.2	$537.0	$216.8	$187.6	N/A	N/A
Weighted‑average assumptions as of December 31
Discount rate	4.0%	4.7%	4.3%	4.8%	3.6%	4.4%
Expected return on assets	7.6%	8.0%	7.4%	7.4%	N/A	N/A
Average rate of increase in compensation	4.6%	4.6%	2.0%	2.1%	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	7.8%	8.1%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	17	18

Schedule of Net Benefit Costs [Table Text Block]

	Pension Benefits				Postretirement Benefits (U.S.)
	U.S.		Non-U.S.
	Three Months Ended March 31,
	2013	2012	2013	2012	2013	2012
Components of Net Periodic
Benefit Cost:
Service cost	$7.3	$6.3	$0.6	$0.3	$0.1	$0.1
Interest cost	6.7	6.5	2.3	2.3	0.2	0.2
Expected return on plan assets	(7.5)	(7.3)	(3.1)	(3.0)	—	—
Net amortizations	4.3	2.8	0.1	—	—	—
Net pension /
postretirement expense	$10.8	$8.3	$(0.1)	$(0.4)	$0.3	$0.3

The following table sets forth the net periodic pension and postretirement (including health care, life insurance and auto) expense (in millions of dollars):

	Pension Benefits						Postretirement Benefits (U.S.)
	U.S.			Non-U.S.
	Years Ended December 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
Components of Net Periodic Benefit Cost:
Service cost	$24.8	$26.2	$24.0	$1.9	$4.0	$5.2	$0.2	$0.2	$0.3
Interest cost	28.2	27.5	26.1	9.7	11.0	9.7	0.8	0.9	0.9
Expected return on plan assets	(31.5)	(30.5)	(26.6)	(12.1)	(12.8)	(10.0)	—	—	—
Net amortizations	11.8	7.2	4.6	(0.1)	(0.7)	(1.0)	—	0.1	—
Settlement loss	2.0	2.2	0.4	—	—	—	—	—	—
Curtailment gain	—	—	—	—	(12.9)	(0.2)	—	—	—
Special termination cost	—	—	—	—	0.1	—	—	—	—
Net pension and postretirement expense	$35.3	$32.6	$28.5	$(0.6)	$(11.3)	$3.7	$1.0	$1.2	$1.2

Weighted‑average discount rate for expense (January 1)	4.71%	5.12%	5.42%	4.78%	5.36%	5.71%	4.4%	4.9%	5.4%
Weighted‑average assumed long-term rate of return on assets (January 1)	8.00%	8.40%	8.50%	7.44%	7.46%	7.46%	N/A	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	8.1%	8.4%	8.7%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	4.5%	4.5%	4.5%
Number of years to ultimate trend rate	N/A	N/A	N/A	N/A	N/A	N/A	17	18	19

Schedule of Multiemployer Plans [Table Text Block]
For plans that are not individually significant to us, the total amount of contributions is presented in the aggregate.

(In millions of dollars)	EIN /Pension Plan	Pension Protection Act Zone Status		FIP / RP Status Pending /	Contributions by The Hertz Corporation			Surcharge	Expiration Dates of Collective Bargaining
Pension Fund	Number	2012	2011	Implemented	2012	2011	2010	Imposed	Agreements
Western Conference of Teamsters	91-6145047	Green	Green	NA	$4.1	$3.9	$3.8	NA	Various
Teamsters Central States	36-6044243	Critical	Critical	Implemented	1.2	1.3	1.2	No	Various
IAM National	51-60321295	Green	Green	NA	0.7	0.6	0.6	NA	Various
Midwest Operating Engineers	36-6140097	Green	Green	NA	0.5	0.4	0.2	NA	2/28/2014
Local 1034**	13-6594795	Critical	Critical	Implemented	0.2	0.2	0.2	Yes	5/2/2013
Operating Engineers Local 324	38-1900637	Critical	Critical	Implemented	0.1	0.1	0.1	No	6/30/2013
Western Pennsylvania Teamsters	25-6029946	Critical	Critical	Implemented	0.1	0.1	0.1	No	11/4/2011	*
			7 Other Plans		0.6	0.6	0.5
			Total Contributions		$7.5	$7.2	$6.7

Stock-Based Compensation (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stock-Based Compensation
Schedule of Share-based Compensation, Stock Options, Activity
A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

Summary of the total compensation expense and associated recognized income tax benefits

	Three Months Ended March 31,
	2013	2012
Compensation expense	$8.0	$7.5
Income tax benefit	(3.1)	(2.9)
Total	$4.9	$4.6

A summary of the total compensation expense and associated income tax benefits recognized under the Prior Plans and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Compensation expense	$30.3	$31.0	$36.6
Income tax benefit	(11.7)	(12.0)	(14.2)
Total	$18.6	$19.0	$22.4

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions
The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero.

Assumption	2012 Grants	2011 Grants	2010 Grants
Expected volatility	81.5%	36.7%	36.1%
Expected dividend yield	—%	—%	—%
Expected term (years)	3	6.25	6.25
Risk-free interest rate	0.4%	2.56%	1.62%-2.96%
Weighted‑average grant date fair value	$14.62	$5.93	$4.00
The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero.

Assumption	2012 Grants	2011 Grants	2010 Grants
Expected volatility	81.5%	36.7%	36.1%
Expected dividend yield	—%	—%	—%
Expected term (years)	3	6.25	6.25
Risk-free interest rate	0.4%	2.56%	1.62%-2.96%
Weighted‑average grant date fair value	$14.62	$5.93	$4.00

Schedule of Share Based Compensation Nonvested Stock Options Activity
A summary of non-vested options as of December 31, 2012, and changes during the year, is presented below.

	Non-vested Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Grant- Date Fair Value
Non-vested as of January 1, 2012	4,915,825	$12.04	$4.86
Granted	35,492	0.17	0.17
Vested	(1,959,032)	11.56	4.59
Forfeited	(125,555)	11.91	4.84
Non-vested as of December 31, 2012	2,866,730	$12.23	$4.98

Schedule of Share Based Payment Awards, Additional Stock Option Activity
Additional information pertaining to option activity under the plans is as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Aggregate intrinsic value of stock options exercised	$15.1	$15.0	$8.1
Cash received from the exercise of stock options	11.2	13.1	7.9
Fair value of options that vested	9.0	17.4	21.6
Tax benefit realized on exercise of stock options	0.9	0.5	0.3

Schedule of Share Based Compensation Restricted Stock Units and Performance Based Units Activity
A summary of RSU and PSU activity under the Omnibus Plan as of December 31, 2012 is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	4,327,461	$6.46	$50,718
Granted	869,894	13.78	—
Vested	(3,198,219)	4.58	—
Forfeited or Expired	(126,502)	13.19	—
Outstanding at December 31, 2012	1,872,634	$12.62	$30,468

Schedule of Share Based Compensation Restricted Stock Units and Performance Based Units Additional Information
Additional information pertaining to RSU and PSU activity is as follows:

	Years ended December 31,
	2012	2011	2010
Total fair value of awards that vested ($ millions)	$14.6	$9.6	$8.2
Weighted average grant date fair value of awards	$13.78	$14.78	$10.1

Schedule of Share Based Compensation, Performance Based Units, Activity
An additional 193,798 PSUs granted in March 2011 contained a market condition whereby the 20 trading day average trailing Hertz Holdings' stock price must equal or exceed a certain price target at any time during the five year performance period, in addition to a service vesting condition. A summary of the PSU activity for this grant is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	677,971	$13.34	$7,946
Granted	1,846,014	11.89	—
Vested	(124,874)	14.60	—
Forfeited or Expired	(100,438)	11.87	—
Outstanding at December 31, 2012	2,298,673	$12.18	$37,399

Depreciation of Revenue Earning Equipment and Lease Charges (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1

Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2012
Taxes on Income
Schedule of Income before Income Tax, Domestic and Foreign
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

Schedule of Components of Income Tax Expense (Benefit)
The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

Schedule of Deferred Tax Assets and Liabilities
The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

Schedule of Effective Income Tax Rate Reconciliation
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

Schedule of Unrecognized Tax Benefits Roll Forward
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

Lease and Concession Agreements (Tables)	12 Months Ended
Dec. 31, 2012
Lease and Concession Agreements
Schedule of lease expenses
In addition to the above, we have various leases on revenue earning equipment and office and computer equipment under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment	$79.8	$96.1	$78.2
Office and computer equipment	12.2	10.1	10.4
Total	$92.0	$106.2	$88.6
We have various concession agreements, which provide for payment of rents and a percentage of revenue with a guaranteed minimum, and real estate leases under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Rents	$135.9	$130.6	$133.9
Concession fees:
Minimum fixed obligations	249.6	248.7	252.0
Additional amounts, based on revenues	329.4	311.8	278.7
Total	$714.9	$691.1	$664.6

Schedule of minimum obligations under existing agreements
As of December 31, 2012, minimum obligations under existing agreements referred to above are approximately as follows (in millions of dollars):

	Rents	Concessions
2013	$157.3	$390.3
2014	128.7	279.4
2015	99.3	192.8
2016	74.7	141.4
2017	50.4	91.3
Years after 2017	194.1	509.7
As of December 31, 2012, minimum obligations under existing agreements referred to above that have a maturity of more than one year are as follows (in millions of dollars):

2013	$56.6
2014	$25.2
2015	$6.7
2016	$2.1
2017	$—
After 2017	$—

Segment Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Information
Summary of contribution of reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts
The contribution of our reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts are summarized below (in millions of dollars).

	Three Months Ended March 31,
	Revenues		Adjusted Pre-Tax Income (Loss)
	2013	2012	2013	2012
Car rental	$2,084.8	$1,658.2	$208.4	$91.6
Equipment rental	351.0	302.1	45.8	25.9
Total reportable segments	2,435.8	1,960.3	254.2	117.5
Other	0.7	0.6
Total	$2,436.5	$1,960.9
Adjustments:
Other reconciling items(1)			(103.2)	(81.9)
Purchase accounting(2)			(33.7)	(24.1)
Non-cash debt charges(3)			(10.0)	(18.6)
Restructuring charges			(3.7)	(6.7)
Restructuring related charges(4)			(4.2)	(3.3)
Integration expenses(5)			(10.8)	—
Acquisition related costs			(2.6)	(6.9)
Income (loss) before income taxes			$86.0	$(24.0)
_______________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)
Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Primarily represents Dollar Thrifty related expenses and adjustments

The contribution of our reportable segments for the years ended December 31, 2012, 2011 and 2010 is summarized below (in millions of dollars).

	Years ended December 31,
	2012	2011	2010
Revenues
Car rental	$7,633.0	$7,083.5	$6,486.2
Equipment rental	1,385.4	1,209.5	1,070.1
Other reconciling items	2.4	5.4	6.2
Total	$9,020.8	$8,298.4	$7,562.5
Adjusted pre-tax income(a)
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	$227.0	$161.6	$78.0
Depreciation of revenue earning equipment and lease charges
Car rental	$1,876.1	$1,651.4	$1,594.6
Equipment rental	272.1	254.3	273.5
Total	$2,148.2	$1,905.7	$1,868.1
Depreciation of property and equipment
Car rental	$126.9	$116.1	$112.3
Equipment rental	34.1	33.7	34.3
Other reconciling items	11.6	8.2	7.4
Total	$172.6	$158.0	$154.0
Amortization of other intangible assets
Car rental	$41.7	$32.7	$30.2
Equipment rental	40.6	35.8	33.4
Other reconciling items	1.8	1.5	1.1
Total	$84.1	$70.0	$64.7
Interest expense
Car rental	$316.3	$333.1	$401.3
Equipment rental	52.0	45.3	39.4
Other reconciling items	229.5	271.9	285.8
Total	$597.8	$650.3	$726.5

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment and property and equipment
Car rental
Expenditures	$9,118.3	$9,109.9	$8,430.1
Proceeds from disposals	(7,054.4)	(7,689.4)	(7,432.7)
Net expenditures	$2,063.9	$1,420.5	$997.4
Equipment rental
Expenditures	$787.6	$617.5	$186.1
Proceeds from disposals	(192.3)	(213.8)	(124.3)
Net expenditures (proceeds)	$595.3	$403.7	$61.8
Other reconciling items
Expenditures	$20.1	$8.6	$3.9
Proceeds from disposals	(16.1)	(1.0)	(0.3)
Net expenditures	$4.0	$7.6	$3.6

	As of December 31,
	2012	2011
Total assets at end of year
Car rental	$18,454.2	$13,037.9
Equipment rental	3,623.0	3,058.9
Other reconciling items	1,213.0	1,570.5
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
Car rental	$10,710.1	$8,318.7
Equipment rental	2,198.2	1,786.7
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
Car rental	$1,111.3	$971.3
Equipment rental	235.9	203.7
Other reconciling items	89.2	76.9
Total	$1,436.4	$1,251.9
We operate in the United States and in international countries. International operations are substantially in Europe. The operations within major geographic areas are summarized below (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenues
United States	$6,313.4	$5,413.3	$4,993.7
International	2,707.4	2,885.1	2,568.8
Total	$9,020.8	$8,298.4	$7,562.5

	As of December 31,
	2012	2011
Total assets at end of year
United States	$18,140.9	$12,724.4
International	5,149.3	4,942.9
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
United States	$10,221.3	$7,621.2
International	2,687.0	2,484.2
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
United States	$1,226.1	$1,036.7
International	210.3	215.2
Total	$1,436.4	$1,251.9

(a)	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):

	Years Ended December 31,
Adjusted pre-tax income	2012	2011	2010
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	227.0	161.6	78.0
Total reportable segments	1,247.1	1,011.8	719.9
Adjustments:
Other reconciling items(1)	(320.5)	(306.2)	(347.9)
Purchase accounting(2)	(109.6)	(87.6)	(90.3)
Non-cash debt charges(3)	(56.4)	(105.9)	(160.6)
Restructuring charges	(38.0)	(56.4)	(54.7)
Restructuring related charges(4)	(11.1)	(9.8)	(13.2)
Derivative gains (losses)(5)	(0.9)	0.1	(3.2)
Acquisition related costs and charges(6)	(163.7)	(18.8)	(17.7)
Management transition costs	—	(4.0)	—
Pension adjustment(7)	—	13.1	—
Premiums paid on debt(8)	—	(62.4)	—
Other(9)	(44.0)	—	—
Income before income taxes	$502.9	$373.9	$32.3
_______________________________________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Represents the mark-to-market adjustment on our interest rate cap.

(6)
Primarily represents Dollar Thrifty acquisition related expenses, change in control expenses, 'Day-1' compensation expenses and other adjustments related to the Dollar Thrifty acquisition, loss on the Advantage divestiture, expenses related to additional required divestitures and costs associated with the Dollar Thrifty acquisition, pre-acquisition interest and commitment fee expenses for interim financing associated with the Dollar Thrifty acquisition and a gain on the investment in Dollar Thrifty stock.

(7)
Represents a gain for the U.K. pension plan relating to unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily pertaining to inactive employees.

(8)	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

(9)	Primarily represents expenses related to the withdrawal from a multiemployer pension plan, litigation accrual and expenses associated with the impact of Hurricane Sandy.

Restructuring (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Restructuring
Summary of restructuring charges in consolidated statement of operations

	Three Months Ended March 31,
	2013	2012
By Type:
Termination benefits	$2.3	$2.7
Consultant costs	0.3	0.2
Facility closure and lease obligation costs	1.1	3.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Caption:
Direct operating	$1.4	$4.9
Selling, general and administrative	2.3	1.8
Total	$3.7	$6.7

	Three Months Ended March 31,
	2013	2012
By Segment:
Car rental	$3.1	$3.5
Equipment rental	0.5	3.2
Other reconciling items	0.1	—
Total	$3.7	$6.7

Restructuring charges in our consolidated statement of operations can be summarized as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
By Type:
Termination benefits	$26.2	$14.4	$12.2
Pension and post retirement expense	1.0	0.4	0.4
Consultant costs	1.2	1.3	1.1
Asset writedowns	—	23.2	20.4
Facility closure and lease obligation costs	8.9	16.5	14.3
Relocation costs and temporary labor costs	0.4	0.6	5.0
Other	0.3	—	1.3
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Caption:
Direct operating	$22.6	$46.6	$43.5
Selling, general and administrative	15.4	9.8	11.2
Total	$38.0	$56.4	$54.7

	Years Ended December 31,
	2012	2011	2010
By Segment:
Car rental	$26.4	$16.6	$18.1
Equipment rental	8.8	40.5	34.7
Other reconciling items	2.8	(0.7)	1.9
Total	$38.0	$56.4	$54.7

Schedule of activity affecting the restructuring accrual

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2013	$12.4	$0.2	$0.3	$8.1	$21.0
Charges incurred	2.3	—	0.3	1.1	3.7
Cash payments	(5.7)	—	(0.4)	(0.8)	(6.9)
Other(1)	(0.3)	—	—	(1.3)	(1.6)
Balance as of March 31, 2013	$8.7	$0.2	$0.2	$7.1	$16.2
_______________________________________________________________________________

(1)	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

The following table sets forth the activity affecting the restructuring accrual during the year ended December 31, 2012 (in millions of dollars). We expect to pay the remaining restructuring obligations relating to termination benefits over the next twelve months. The remainder of the restructuring accrual relates to future lease obligations which will be paid over the remaining term of the applicable leases.

	Termination Benefits	Pension and Post Retirement Expense	Consultant Costs	Other	Total
Balance as of January 1, 2011	$6.3	$0.2	$0.1	$10.9	$17.5
Charges incurred	14.4	0.4	1.3	40.3	56.4
Cash payments	(15.5)	—	(0.6)	(2.3)	(18.4)
Other(1)	3.9	(0.4)	(0.2)	(37.2)	(33.9)
Balance as of December 31, 2011	$9.1	$0.2	$0.6	$11.7	$21.6
Charges incurred	26.2	1.0	1.2	9.6	38.0
Cash payments	(22.6)	—	(0.9)	(3.3)	(26.8)
Other(2)	(0.3)	(1.0)	(0.6)	(9.9)	(11.8)
Balance as of December 31, 2012	$12.4	$0.2	$0.3	$8.1	$21.0
_______________________________________________________________________________

Financial Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Financial Instruments
Summary of financial assets and liabilities measured at fair value on a recurring basis

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.

The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.

Schedule of gain (loss) on derivative instruments not designated as hedges recognized in income

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

Quarterly Financial Information (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information (Unaudited)
Schedule of Quarterly Financial Information
Provided below is a summary of the quarterly operating results during 2012 and 2011 (in millions of dollars).

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Revenues	$1,960.9	$2,225.1	$2,516.2	$2,318.6
Income (loss) before income taxes	(24.0)	171.7	382.1	(26.9)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(48.2)	101.0	251.3	(28.3)

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Revenues	$1,780.0	$2,072.3	$2,432.3	$2,013.8
Income (loss) before income taxes	(146.7)	107.0	308.2	105.4
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(123.0)	62.1	212.6	58.8

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements
Schedule of condensed consolidating balance sheets
CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

Schedule of condensed consolidating statement of operations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

Schedule of condensed consolidating comprehensive income (loss)
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

Schedule of condensed consolidating statement of cash flows
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

Background (Details) (USD $)	1 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Nov. 30, 2011	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2012 Hertz Investors, Inc [Member]	Dec. 31, 2012 Hertz Global Holdings [Member]
Acquisition
Capital Stock Oustanding, Investor Ownership Percentage							100.00%	100.00%
Noncontrolling Interest, Ownership Percentage by Parent				100.00%	65.00%
Per share price						$ 87.5
Common stock shares sold	60,050,777	50,000,000	50,000,000
Ownership percent held in ultimate parent	13.00%	26.00%	26.00%

Summary of Significant Accounting Policies (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted cash and cash equivalents
Maximum original maturity period of highly liquid debt instruments to be considered as cash equivalents	3 months			3 months
Contractual maturity of revolving lines of credit that may exceed in certain cases				90 days
Gain (Loss) on Sale of Property Plant Equipment	$ 1,017,000	$ 197,000	$ 8,309,000	$ 43,520,000	$ 5,740,000
Foreign currency translation gain			102,700,000	91,300,000
Advertising costs			158,000,000	145,800,000	133,800,000
Direct Operating Expense [Member]
Restricted cash and cash equivalents
Gain (Loss) on Sale of Property Plant Equipment			$ 6,300,000	$ 43,100,000

Summary of Significant Accounting Policies (Details 2)	12 Months Ended
Dec. 31, 2012
Buildings | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	3 years
Buildings | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	50 years
Furniture and fixtures | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	1 year
Furniture and fixtures | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	15 years
Capitalized internal use software | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	1 year
Capitalized internal use software | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	15 years
Service cars and service equipment | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	1 year
Service cars and service equipment | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	13 years
Other intangible assets | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	3 years
Other intangible assets | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	20 years
Cars | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	4 months
Cars | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	27 months
Other equipment | Minimum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	24 months
Other equipment | Maximum
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life	108 months

Goodwill and Other Intangible Assets (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Goodwill
Balance at the beginning of the period	$ 2,062,900,000	$ 1,113,100,000	$ 1,049,600,000
Accumulated impairment losses at the beginning of the period	(721,000,000)	(721,000,000)	(721,000,000)
Net goodwill, balance at the beginning of the period	1,341,872,000	392,094,000	328,600,000
Goodwill acquired during the period	0	966,900,000	65,400,000
Adjustments to previously recorded purchase price allocation	13,800,000	(15,300,000)	(1,000,000)
Other changes during the period	(3,000,000)	(1,800,000)	(900,000)
Total changes in goodwill	10,800,000	949,800,000	63,500,000
Balance at the end of the period	2,073,700,000	2,062,900,000	1,113,100,000
Accumulated impairment losses at the end of the period	(721,000,000)	(721,000,000)	(721,000,000)
Net goodwill, balance at the end of the period	1,352,694,000	1,341,872,000	392,094,000
Car Rental
Goodwill
Balance at the beginning of the period	1,287,500,000	419,300,000	367,900,000
Accumulated impairment losses at the beginning of the period	(46,100,000)	(46,100,000)	(46,100,000)
Net goodwill, balance at the beginning of the period	1,241,400,000	373,200,000	321,800,000
Goodwill acquired during the period	0	884,900,000	53,100,000
Adjustments to previously recorded purchase price allocation	9,200,000	(15,300,000)	(900,000)
Other changes during the period	(2,900,000)	(1,400,000)	(800,000)
Total changes in goodwill	6,300,000	868,200,000	51,400,000
Balance at the end of the period	1,293,800,000	1,287,500,000	419,300,000
Accumulated impairment losses at the end of the period	(46,100,000)	(46,100,000)	(46,100,000)
Net goodwill, balance at the end of the period	1,247,700,000	1,241,400,000	373,200,000
Equipment Rental
Goodwill
Balance at the beginning of the period	775,400,000	693,800,000	681,700,000
Accumulated impairment losses at the beginning of the period	(674,900,000)	(674,900,000)	(674,900,000)
Net goodwill, balance at the beginning of the period	100,500,000	18,900,000	6,800,000
Goodwill acquired during the period	0	82,000,000	12,300,000
Adjustments to previously recorded purchase price allocation	4,600,000	0	(100,000)
Other changes during the period	(100,000)	(400,000)	(100,000)
Total changes in goodwill	4,500,000	81,600,000	12,100,000
Balance at the end of the period	779,900,000	775,400,000	693,800,000
Accumulated impairment losses at the end of the period	(674,900,000)	(674,900,000)	(674,900,000)
Net goodwill, balance at the end of the period	$ 105,000,000	$ 100,500,000	$ 18,900,000

Goodwill and Other Intangible Assets (Details 2) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortizable intangible assets:
Gross Carrying Amount	$ 1,152,000,000		$ 1,154,300,000	$ 747,300,000
Accumulated Amortization	(498,200,000)		(467,800,000)	(393,300,000)
Net Carrying Value	653,800,000		686,500,000	354,000,000
Indefinite-lived intangible assets:
Gross Carrying Amount	3,348,200,000		3,345,600,000	2,208,200,000
Total Other intangible assets
Gross Carrying Amount	4,500,200,000		4,499,900,000	2,955,500,000
Accumulated Amortization	(498,200,000)		(467,800,000)	(393,300,000)
Net Carrying Value	4,002,046,000		4,032,111,000	2,562,234,000
Amortization Expense, Fiscal Year Maturity [Abstract]
Amortization of other intangible assets	30,499,000	19,166,000	84,096,000	70,039,000	64,713,000
Expected amortization expense for the remainder of 2012	90,100,000		120,500,000
Expected Amortization expense in 2013	116,300,000		116,100,000
Expected Amortization expense in 2014	113,800,000		113,700,000
Expected Amortization expense in 2015	64,900,000		64,800,000
Expected Amortization expense in 2016	51,800,000		51,800,000
Customer-related
Amortizable intangible assets:
Gross Carrying Amount	694,600,000		694,700,000	672,600,000
Accumulated Amortization	(451,300,000)		(434,000,000)	(365,500,000)
Net Carrying Value	243,300,000		260,700,000	307,100,000
Total Other intangible assets
Accumulated Amortization	(451,300,000)		(434,000,000)	(365,500,000)
Other intangible assets
Amortizable intangible assets:
Gross Carrying Amount	457,400,000		459,600,000	74,700,000
Accumulated Amortization	(46,900,000)		(33,800,000)	(27,800,000)
Net Carrying Value	410,500,000		425,800,000	46,900,000
Total Other intangible assets
Accumulated Amortization	(46,900,000)		(33,800,000)	(27,800,000)
Trade name
Indefinite-lived intangible assets:
Gross Carrying Amount	3,330,000,000		3,330,000,000	2,190,000,000
Other indefinite-lived intangible assets
Indefinite-lived intangible assets:
Gross Carrying Amount	$ 18,200,000		$ 15,600,000	$ 18,200,000

Business Combinations and Divestitures (Details) (USD $)	0 Months Ended		3 Months Ended						0 Months Ended	11 Months Ended		3 Months Ended	12 Months Ended		0 Months Ended
	Nov. 19, 2012	Sep. 01, 2011	Jun. 30, 2011	Mar. 31, 2013	Dec. 31, 2012	Aug. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc.	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 01, 2011 Donlen Corporation	Mar. 31, 2013 Series of Individually Immaterial Business Acquisitions location	Dec. 31, 2012 Series of Individually Immaterial Business Acquisitions location	Nov. 19, 2012 Trade name Dollar Thrifty Automotive Group Inc.	Nov. 19, 2012 Concessions Dollar Thrifty Automotive Group Inc.
Acquisition
Per share price									$ 87.5	$ 87.5
Recognized identifieable assets acquired, goodwill and liabiliteis assumed, net									$ 2,592,000,000	$ 2,592,000,000	$ 250,000,000
Payments to acquire business	2,551,000,000								2,551,000,000
Cash and equivalents acquired in acquisition									404,000,000	404,000,000
Equity interest in acquiree, fair value									41,000,000	41,000,000
Remeasurement gain	8,400,000
Proceeds from issuance of debt										1,950,000,000
Aggregate maximum borrowings						1,950,000,000
Other intangible assets									1,546,000,000	1,546,000,000	75,000,000			1,140,000,000	406,000,000
Useful life (in years)															9 years
Goodwill				1,352,694,000	1,341,872,000		392,094,000	328,600,000	885,000,000	885,000,000	51,100,000
Percentage of voting interests acquired											100.00%
Consideration transferred											250,000,000
Provisional information, initial accounting incomplete, adjustment, consideration transferred		$ 2,400,000	$ (2,400,000)
Number of Businesses Acquired												5	19

Business Combinations and Divestitures (Details 2) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 01, 2011 Donlen Corporation	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc.
Acquisition
Cash and cash equivalents					$ 35,600,000	$ 535,000,000
Restricted cash and cash equivalents						307,000,000
Receivables					64,000,000	170,000,000
Inventories						8,000,000
Prepaid expenses and other assets					7,000,000	41,000,000
Revenue earning equipment					1,120,600,000	1,614,000,000
Property and equipment					13,500,000	119,000,000
Other intangible assets					75,000,000	1,546,000,000
Other assets						35,000,000
Goodwill	1,352,694,000	1,341,872,000	392,094,000	328,600,000	51,100,000	885,000,000
Accounts payable					(39,300,000)	(43,000,000)
Accrued liabilities					(226,800,000)	(277,000,000)
Deferred taxes on income					(121,900,000)	(864,000,000)
Debt					(728,800,000)	(1,484,000,000)
Total					$ 250,000,000	$ 2,592,000,000

Business Combinations and Divestitures (Details 3) (Donlen Corporation, USD $)	0 Months Ended
Sep. 01, 2011
Acquired Finite-Lived Intangible Assets [Line Items]
Fair value (in millions)	$ 75,000
Customer-related
Acquired Finite-Lived Intangible Assets [Line Items]
Useful life (in years)	16 years
Fair value (in millions)	65,000
Trademark
Acquired Finite-Lived Intangible Assets [Line Items]
Useful life (in years)	20 years
Fair value (in millions)	7,000
Non-compete agreement
Acquired Finite-Lived Intangible Assets [Line Items]
Useful life (in years)	5 years
Fair value (in millions)	$ 3,000

Business Combinations and Divestitures (Details 4) (USD $)	3 Months Ended		12 Months Ended				4 Months Ended	1 Months Ended	12 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 31, 2012	Dec. 31, 2011 Donlen Corporation	Dec. 31, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Nov. 19, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Acquisition related costs Donlen Corporation	Dec. 31, 2010 Acquisition related costs Donlen Corporation	Dec. 31, 2011 Acquisition related costs Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Deferred Revenue Eliminated Donlen Corporation	Dec. 31, 2010 Deferred Revenue Eliminated Donlen Corporation	Dec. 31, 2011 Deferred Income Eliminated Donlen Corporation	Dec. 31, 2010 Deferred Income Eliminated Donlen Corporation
Business Acquisition, Pro Forma Information [Abstract]
Revenue of acquiree since acquisition date, actual							$ 142,700,000	$ 170,600,000
Earnings or loss of acquiree since acquisition date							2,000,000	(25,900,000)
Pro forma revenue		2,257,400,000	10,193,300,000	9,920,300,000	7,904,300,000										3,200,000	8,700,000
Pro forma net income (loss)		(33,000,000)	441,800,000	235,100,000	(48,600,000)							(6,100,000)	(6,100,000)				(2,000,000)	(5,300,000)
Amortization of other intangible assets	30,499,000	19,166,000	84,096,000	70,039,000	64,713,000				38,900,000	44,400,000
Interest expense	163,248,000	149,489,000	597,788,000	650,254,000	726,539,000				72,700,000	79,100,000
Labor and Related Expense														46,700,000
Per share price											$ 87.5
Cash and equivalents acquired in acquisition											404,000,000
Aggregate maximum borrowings						$ 1,950,000,000
Pro Forma Adjustments, Assumed Tax Rate									39.00%

Business Combinations and Divestitures (Details 5) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 Dollar Thrifty Automotive Group Inc.	Dec. 12, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 12, 2012 Simply Wheelz, LLC	Nov. 19, 2012 Initial Airport Locations Advantage location	Dec. 12, 2012 Maximum Simply Wheelz, LLC	Dec. 12, 2012 Commitment to Lend [Member] Simply Wheelz, LLC	Dec. 12, 2012 Commitment to Lend [Member] Maximum Simply Wheelz, LLC	Dec. 12, 2012 Commitment to Lend [Member] Weighted Average Simply Wheelz, LLC
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposal Group, Including Discontinued Operations, Number of Locations Secured for Buyer				13
Disposal Group, Including Discontinued Operation, Sales Price, Base			$ 16
Disposal Group, Including Discontinued Operation, Assets (Liabilities), Net			3.6
Loss Contingency, Range of Possible Loss, Maximum	22.6	24.1	17
Loss Contingency, Recognition Period			3 years
Loss Contingency, Estimate of Possible Loss, Present Value			15.6
Discontinued Operation, Gain (Loss) from Disposal of Discontinued Operation, before Income Tax			31.4
Other Commitment							$ 45
Other Commitment, Term						5 years		2 years 6 months
Other Commitment, Rate							13.00%
Disposal Group, Including Discontinued Operation, Productive Assets, Lease Term					2 years

Debt (Details)	3 Months Ended	12 Months Ended								12 Months Ended
	Mar. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Mar. 31, 2013 Corporate Debt USD ($)	Dec. 31, 2012 Corporate Debt USD ($)	Dec. 31, 2011 Corporate Debt USD ($)	Mar. 31, 2013 Senior Term Facility USD ($)	Dec. 31, 2012 Senior Term Facility USD ($)	Dec. 31, 2011 Senior Term Facility USD ($)	Dec. 31, 2012 Senior ABL Facility USD ($)	Mar. 31, 2013 Senior ABL Facility USD ($)	Dec. 31, 2011 Senior ABL Facility USD ($)	Mar. 31, 2013 Promissory Notes USD ($)	Dec. 31, 2012 Promissory Notes USD ($)	Dec. 31, 2011 Promissory Notes USD ($)	Mar. 31, 2013 Other Corporate Debt USD ($)	Dec. 31, 2012 Other Corporate Debt USD ($)	Dec. 31, 2011 Other Corporate Debt USD ($)	Mar. 31, 2013 Fleet debt USD ($)	Dec. 31, 2012 Fleet debt USD ($)	Dec. 31, 2011 Fleet debt USD ($)	Mar. 31, 2013 U.S. Fleet Variable Funding Notes USD ($)	Dec. 31, 2012 U.S. Fleet Variable Funding Notes USD ($)	Dec. 31, 2011 U.S. Fleet Variable Funding Notes USD ($)	Mar. 31, 2013 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Dec. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Dec. 31, 2011 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Dec. 31, 2012 U.S. Fleet Variable Funding Notes Series 2010-2 USD ($)		Dec. 31, 2011 U.S. Fleet Variable Funding Notes Series 2010-2 USD ($)		Dec. 31, 2012 U.S. Fleet Variable Funding Notes Series 2011-2 USD ($)		Dec. 31, 2011 U.S. Fleet Variable Funding Notes Series 2011-2 USD ($)		Mar. 31, 2013 U.S. Fleet Medium Term Notes USD ($)	Dec. 31, 2012 U.S. Fleet Medium Term Notes USD ($)	Dec. 31, 2011 U.S. Fleet Medium Term Notes USD ($)	Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Mar. 31, 2013 RCFC Series 2010-3 Notes USD ($)	Dec. 31, 2012 RCFC Series 2010-3 Notes USD ($)	Dec. 31, 2011 RCFC Series 2010-3 Notes USD ($)	Mar. 31, 2013 RCFC Series 2011-1 Notes USD ($)	Dec. 31, 2012 RCFC Series 2011-1 Notes USD ($)	Dec. 31, 2011 RCFC Series 2011-1 Notes USD ($)	Mar. 31, 2013 RCFC Series 2011-2 Notes USD ($)	Dec. 31, 2012 RCFC Series 2011-2 Notes USD ($)	Dec. 31, 2011 RCFC Series 2011-2 Notes USD ($)	Mar. 31, 2013 Donlen GN II Variable Funding Note Facility USD ($)		Dec. 31, 2012 Donlen GN II Variable Funding Note Facility USD ($)	Dec. 31, 2011 Donlen GN II Variable Funding Note Facility USD ($)	Mar. 31, 2013 Other Fleet Debt USD ($)	Dec. 31, 2012 Other Fleet Debt USD ($)	Dec. 31, 2011 Other Fleet Debt USD ($)	Mar. 31, 2013 U.S. Fleet Financing Facility USD ($)	Dec. 31, 2012 U.S. Fleet Financing Facility USD ($)	Dec. 31, 2011 U.S. Fleet Financing Facility USD ($)	Mar. 31, 2013 European Revolving Credit Facility USD ($)	Dec. 31, 2012 European Revolving Credit Facility USD ($)	Dec. 31, 2011 European Revolving Credit Facility USD ($)	Mar. 31, 2013 European Fleet Notes USD ($)	Dec. 31, 2012 European Fleet Notes USD ($)	Dec. 31, 2011 European Fleet Notes USD ($)	Mar. 31, 2013 European Securitization USD ($)		Dec. 31, 2012 European Securitization USD ($)		Dec. 31, 2011 European Securitization USD ($)		Mar. 31, 2013 Canadian Securitization USD ($)	Dec. 31, 2012 Canadian Securitization USD ($)	Dec. 31, 2011 Canadian Securitization USD ($)	Mar. 31, 2013 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Dec. 31, 2012 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Dec. 31, 2011 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Mar. 31, 2013 Australian Securitization USD ($)		Dec. 31, 2012 Australian Securitization USD ($)		Dec. 31, 2011 Australian Securitization USD ($)		Mar. 31, 2013 Brazilian Fleet Financing Facility USD ($)	Dec. 31, 2012 Brazilian Fleet Financing Facility USD ($)	Dec. 31, 2011 Brazilian Fleet Financing Facility USD ($)	Mar. 31, 2013 Capitalized Leases USD ($)	Dec. 31, 2012 Capitalized Leases USD ($)	Dec. 31, 2011 Capitalized Leases USD ($)	Mar. 31, 2013 Senior Notes USD ($)		Dec. 31, 2012 Senior Notes USD ($)		Dec. 31, 2011 Senior Notes USD ($)		Dec. 31, 2012 8.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 8.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2012 7.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 7.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 7.875% Senior Notes due January 2014 EUR (€)	Mar. 31, 2013 7.50% Senior Notes due October 2018 USD ($)	Dec. 31, 2012 7.50% Senior Notes due October 2018 USD ($)	Dec. 31, 2011 7.50% Senior Notes due October 2018 USD ($)	Mar. 31, 2013 7.375% Senior Notes due January 2021 USD ($)	Dec. 31, 2012 7.375% Senior Notes due January 2021 USD ($)	Dec. 31, 2011 7.375% Senior Notes due January 2021 USD ($)	Mar. 31, 2013 6.75% Senior Notes due April 2019 USD ($)	Dec. 31, 2012 6.75% Senior Notes due April 2019 USD ($)	Dec. 31, 2011 6.75% Senior Notes due April 2019 USD ($)	Dec. 31, 2012 Senior Notes 5.875 Percent Due 2020 USD ($)	Dec. 31, 2011 Senior Notes 5.875 Percent Due 2020 USD ($)
Debt Instrument [Line Items]
Short Term Borrowings Maximum Maturity Period	3 months	3 months
Average Interest Rate (as a percent)							3.75%	3.75%		2.47%	2.46%		6.96%	6.96%		4.30%	4.40%								1.04%	[1],[2]	1.11%	[1]														5.38%	[1]	5.11%	[1]			3.77%	[1]	3.77%	[1]			2.86%	[1]	2.86%	[1]			1.05%			2.81%			3.21%			1.10%	[2]	1.15%					2.96%	3.27%		2.85%	2.86%		8.50%	8.50%		2.49%	[1]	2.48%	[1]			2.16%	2.16%		2.13%	2.13%		4.34%	[1],[2]	4.61%	[1]			13.18%	13.07%		4.21%	4.40%		6.58%	[3]	6.74%	[4]
8.875% Senior Notes due January 2014	$ 950,000,000	$ 1,419,000,000	$ 0				$ 2,120,100,000	$ 2,125,500,000	$ 1,389,500,000	$ 195,000,000	$ 630,000,000	$ 0	$ 48,700,000	$ 48,700,000	$ 224,700,000	$ 94,000,000	$ 88,700,000	$ 49,600,000				$ 1,950,000,000	$ 2,350,000,000	$ 1,345,000,000	$ 1,950,000,000	[1],[2]	$ 2,350,000,000	[1]	$ 1,000,000,000	[1]	$ 0	[1]	$ 170,000,000	[1]	$ 0	[1]	$ 175,000,000	[1]	$ 3,105,400,000	$ 2,443,700,000	$ 2,732,100,000	$ 807,500,000	[1]	$ 1,095,900,000	[1]	$ 1,384,300,000	[1]	$ 749,900,000	[1]	$ 749,800,000	[1]	$ 749,800,000	[1]	$ 598,000,000	[1]	$ 598,000,000	[1]	$ 598,000,000	[1]	$ 519,000,000	$ 519,000,000	$ 0	$ 500,000,000	$ 500,000,000	$ 0	$ 400,000,000	$ 400,000,000	$ 0	$ 898,100,000	[2]	$ 899,300,000	$ 811,200,000				$ 166,000,000	$ 166,000,000	$ 136,000,000	$ 127,800,000	$ 185,300,000	$ 200,600,000	$ 511,200,000	$ 529,400,000	$ 517,700,000	$ 237,400,000	[1]	$ 242,200,000	[1]	$ 256,200,000	[1]	$ 85,600,000	$ 100,500,000	$ 68,300,000	$ 54,100,000	$ 55,300,000	$ 0	$ 149,900,000	[1],[2]	$ 148,900,000	[1]	$ 169,300,000	[1]	$ 14,200,000	$ 14,000,000	$ 23,100,000	$ 350,800,000	$ 337,600,000	$ 363,700,000	$ 3,900,000,000	[3]	$ 3,650,000,000	[3],[4]	$ 2,638,600,000	[4]	$ 0	$ 162,300,000	$ 0	$ 276,300,000	€ 213,500,000	$ 700,000,000	$ 700,000,000	$ 700,000,000	$ 500,000,000	$ 500,000,000	$ 500,000,000	$ 1,250,000,000	$ 1,250,000,000	$ 1,000,000,000	$ 700,000,000	$ 0
Unamortized Net (Discount) Premium				3,300,000	3,300,000	(6,900,000)													10,500,000	12,100,000	(10,900,000)
Debt	15,876,109,000	15,014,474,000	10,907,849,000	6,796,100,000	6,111,200,000	4,295,500,000													9,080,000,000	8,903,300,000	6,612,300,000																																																				1,707,500,000	1,791,300,000	1,724,000,000
Short-term Debt, Weighted Average Interest Rate	2.10%	1.80%
Other Short-term Borrowings		$ 5,718,700,000
Debt Instrument, Covenant Fixed Charge Coverage Ratio Number of Quarters										1 year
Interest rate (as a percent)																																																																																			8.50%																																8.88%		7.88%				7.50%			7.38%			6.75%		5.88%

[1]	Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.
[2]
[3]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.
[4]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Debt (Details 2) (USD $)	Mar. 31, 2013	Dec. 31, 2012
Aggregate amounts of maturities of debt for each of the twelve month periods
2013		$ 5,744,100	[1]
2014	1,991,100	1,100,000
2015	1,101,800	1,900,000
2016	529,200	300,000
2017	248,100	200,000
Thereafter	$ 6,480,900	$ 5,800,000

[1]	Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

Debt (Details 3)	3 Months Ended		12 Months Ended												1 Months Ended																																																																																																													1 Months Ended	3 Months Ended	12 Months Ended		1 Months Ended									1 Months Ended	12 Months Ended					1 Months Ended	12 Months Ended													12 Months Ended			12 Months Ended				1 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2012 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Aug. 31, 2012 USD ($)	Mar. 31, 2013 Corporate Debt USD ($)	Dec. 31, 2012 Corporate Debt USD ($)	Mar. 31, 2013 Senior credit facility USD ($)	Dec. 31, 2012 Senior credit facility USD ($)	Mar. 31, 2013 Senior Term Facility USD ($)	Dec. 31, 2012 Senior Term Facility USD ($)	Dec. 31, 2011 Senior Term Facility USD ($)	Mar. 31, 2011 Senior Term Facility USD ($)	Mar. 31, 2012 Senior ABL Facility USD ($)	Mar. 31, 2012 Senior ABL Facility EUR (€)	Mar. 31, 2013 Senior ABL Facility USD ($)	Dec. 31, 2012 Senior ABL Facility USD ($)	Dec. 31, 2011 Senior ABL Facility USD ($)	Mar. 31, 2011 Senior ABL Facility USD ($)	Mar. 31, 2013 Fleet debt USD ($)	Dec. 31, 2012 Fleet debt USD ($)	Mar. 31, 2013 U.S. Fleet Variable Funding Notes USD ($)	Dec. 31, 2012 U.S. Fleet Variable Funding Notes USD ($)	Dec. 31, 2011 U.S. Fleet Variable Funding Notes USD ($)	Mar. 31, 2013 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Dec. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Oct. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)	May 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)	Mar. 31, 2012 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)	Dec. 31, 2011 U.S. Fleet Variable Funding Notes Series 2009-1 USD ($)		Mar. 31, 2013 U.S. Fleet Medium Term Notes USD ($)	Dec. 31, 2012 U.S. Fleet Medium Term Notes USD ($)	Dec. 31, 2011 U.S. Fleet Medium Term Notes USD ($)	Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)		Jun. 30, 2010 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)	Oct. 31, 2009 U.S. Fleet Medium Term Notes Series 2009-2 Notes USD ($)	Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)		Jul. 31, 2010 U.S. Fleet Medium Term Notes Series 2010-1 Notes USD ($)	Mar. 31, 2013 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Dec. 31, 2012 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Dec. 31, 2011 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)		Jun. 30, 2011 U.S. Fleet Medium Term Notes Series 2011-1 Notes USD ($)	Mar. 31, 2013 RCFC Series 2010-3 Notes USD ($)	Dec. 31, 2012 RCFC Series 2010-3 Notes USD ($)	Dec. 31, 2011 RCFC Series 2010-3 Notes USD ($)	Mar. 31, 2013 RCFC Series 2011-1 Notes USD ($)	Dec. 31, 2012 RCFC Series 2011-1 Notes USD ($)	Dec. 31, 2011 RCFC Series 2011-1 Notes USD ($)	Jul. 31, 2011 RCFC Series 2011-1 Notes USD ($)	Mar. 31, 2013 RCFC Series 2011-2 Notes USD ($)	Dec. 31, 2012 RCFC Series 2011-2 Notes USD ($)	Dec. 31, 2011 RCFC Series 2011-2 Notes USD ($)	Oct. 31, 2011 RCFC Series 2011-2 Notes USD ($)	Mar. 31, 2013 Donlen GN II Variable Funding Note Facility USD ($)		Dec. 31, 2012 Donlen GN II Variable Funding Note Facility USD ($)	Jul. 31, 2012 Donlen GN II Variable Funding Note Facility USD ($)	Feb. 29, 2012 Donlen GN II Variable Funding Note Facility USD ($)	Dec. 31, 2011 Donlen GN II Variable Funding Note Facility USD ($)	Sep. 01, 2011 Donlen GN II Variable Funding Note Facility USD ($)	Mar. 31, 2013 U.S. Fleet Financing Facility USD ($)	Dec. 31, 2012 U.S. Fleet Financing Facility USD ($)	Dec. 31, 2011 U.S. Fleet Financing Facility USD ($)	Sep. 30, 2011 U.S. Fleet Financing Facility USD ($)	Sep. 30, 2006 U.S. Fleet Financing Facility USD ($)	Mar. 31, 2013 European Revolving Credit Facility USD ($)	Dec. 31, 2012 European Revolving Credit Facility USD ($)	Dec. 31, 2011 European Revolving Credit Facility USD ($)	Jun. 30, 2010 European Revolving Credit Facility EUR (€)	Mar. 31, 2013 European Fleet Notes USD ($)	Dec. 31, 2012 European Fleet Notes USD ($)	Dec. 31, 2011 European Fleet Notes USD ($)	Jun. 30, 2010 European Fleet Notes USD ($)	Mar. 31, 2013 European Securitization USD ($)		Dec. 31, 2012 European Securitization USD ($)		Dec. 31, 2011 European Securitization USD ($)		Jun. 30, 2010 European Securitization EUR (€)	Mar. 31, 2013 Canadian Securitization USD ($)	Dec. 31, 2012 Canadian Securitization USD ($)	Dec. 31, 2011 Canadian Securitization USD ($)	Nov. 30, 2011 Canadian Securitization USD ($)	Nov. 30, 2011 Canadian Securitization CAD	May 31, 2007 Canadian Securitization CAD	Mar. 31, 2013 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Dec. 31, 2012 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Mar. 31, 2012 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Mar. 31, 2012 Dollar Thrifty Sponsored Canadian Securitization CAD	Dec. 31, 2011 Dollar Thrifty Sponsored Canadian Securitization USD ($)	Mar. 31, 2013 Australian Securitization USD ($)		Dec. 31, 2012 Australian Securitization USD ($)		Dec. 31, 2011 Australian Securitization USD ($)		Nov. 30, 2010 Australian Securitization AUD	Dec. 31, 2012 UK Leveraged Financing USD ($)	Dec. 31, 2012 UK Leveraged Financing GBP (£)	Mar. 31, 2013 Senior Notes USD ($)		Dec. 31, 2012 Senior Notes USD ($)		Dec. 31, 2011 Senior Notes USD ($)		Mar. 31, 2012 6.75% Senior Notes due April 2019 USD ($)	Mar. 31, 2013 6.75% Senior Notes due April 2019 USD ($)	Dec. 31, 2012 6.75% Senior Notes due April 2019 USD ($)	Dec. 31, 2011 6.75% Senior Notes due April 2019 USD ($)	Mar. 31, 2012 8.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2012 8.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 8.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2012 7.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 7.875% Senior Notes due January 2014 USD ($)	Dec. 31, 2011 7.875% Senior Notes due January 2014 EUR (€)	Mar. 31, 2013 7.50% Senior Notes due October 2018 USD ($)	Dec. 31, 2012 7.50% Senior Notes due October 2018 USD ($)	Dec. 31, 2011 7.50% Senior Notes due October 2018 USD ($)	Mar. 31, 2012 Senior Notes 5.875 Percent Due 2020 USD ($)	Dec. 31, 2012 Senior Notes 5.875 Percent Due 2020 USD ($)	Dec. 31, 2011 Senior Notes 5.875 Percent Due 2020 USD ($)	Mar. 31, 2013 7.375% Senior Notes due January 2021 USD ($)	Dec. 31, 2012 7.375% Senior Notes due January 2021 USD ($)	Dec. 31, 2011 7.375% Senior Notes due January 2021 USD ($)	Mar. 31, 2012 Senior Notes 6.250 Percent Due 2022 USD ($)	Dec. 31, 2012 Senior Notes 6.250 Percent Due 2022 USD ($)	Mar. 31, 2013 Senior Notes 6.250 Percent Due 2022 USD ($)	Dec. 31, 2011 Senior Notes 6.250 Percent Due 2022 USD ($)	Mar. 31, 2013 Letter of Credit [Member] USD ($)	Dec. 31, 2012 Letter of Credit [Member] USD ($)	Mar. 31, 2013 Letter of Credit [Member] Senior credit facility USD ($)	Dec. 31, 2012 Letter of Credit [Member] Senior credit facility USD ($)	Mar. 31, 2011 Letter of Credit [Member] Senior Term Facility USD ($)	Mar. 31, 2013 Letter of Credit [Member] Senior ABL Facility USD ($)	Dec. 31, 2012 Letter of Credit [Member] Senior ABL Facility USD ($)	Mar. 31, 2011 Letter of Credit [Member] Senior ABL Facility USD ($)	Dec. 31, 2012 Maximum Senior Term Facility	Dec. 31, 2012 Maximum Senior ABL Facility USD ($)	Dec. 31, 2012 Maximum 6.75% Senior Notes due April 2019	Mar. 31, 2013 Minimum Senior ABL Facility	Dec. 31, 2012 Minimum Senior ABL Facility USD ($)	Dec. 31, 2012 Registration Statement Effective Period [Member]	Dec. 31, 2012 Exchange Offer Period [Member]	Dec. 31, 2012 Accrued Liabilities [Member] USD ($)	Dec. 31, 2011 Accrued Liabilities [Member] USD ($)	Mar. 31, 2012 Interest Expense [Member] 8.875% Senior Notes due January 2014 USD ($)	Mar. 31, 2012 Interest Expense [Member] 7.875% Senior Notes due January 2014 USD ($)
Debt Instrument [Line Items]
8.875% Senior Notes due January 2014	$ 950,000,000		$ 1,419,000,000	$ 0							$ 2,120,100,000	$ 2,125,500,000	$ 1,389,500,000				$ 630,000,000	$ 195,000,000	$ 0				$ 1,950,000,000	$ 2,350,000,000	$ 1,345,000,000	$ 1,950,000,000	[1],[2]	$ 2,350,000,000	[1]				$ 1,000,000,000	[1]	$ 3,105,400,000	$ 2,443,700,000	$ 2,732,100,000	$ 807,500,000	[1]	$ 1,095,900,000	[1]	$ 1,384,300,000	[1]			$ 749,900,000	[1]	$ 749,800,000	[1]	$ 749,800,000	[1]		$ 598,000,000	[1]	$ 598,000,000	[1]	$ 598,000,000	[1]		$ 519,000,000	$ 519,000,000	$ 0	$ 500,000,000	$ 500,000,000	$ 0		$ 400,000,000	$ 400,000,000	$ 0		$ 898,100,000	[2]	$ 899,300,000			$ 811,200,000		$ 166,000,000	$ 166,000,000	$ 136,000,000			$ 127,800,000	$ 185,300,000	$ 200,600,000		$ 511,200,000	$ 529,400,000	$ 517,700,000		$ 237,400,000	[1]	$ 242,200,000	[1]	$ 256,200,000	[1]		$ 85,600,000	$ 100,500,000	$ 68,300,000				$ 54,100,000	$ 55,300,000			$ 0	$ 149,900,000	[1],[2]	$ 148,900,000	[1]	$ 169,300,000	[1]				$ 3,900,000,000	[3]	$ 3,650,000,000	[3],[4]	$ 2,638,600,000	[4]		$ 1,250,000,000	$ 1,250,000,000	$ 1,000,000,000		$ 0	$ 162,300,000	$ 0	$ 276,300,000	€ 213,500,000	$ 700,000,000	$ 700,000,000	$ 700,000,000		$ 700,000,000	$ 0	$ 500,000,000	$ 500,000,000	$ 500,000,000		$ 500,000,000	$ 500,000,000	$ 0
Short-term Debt, Weighted Average Interest Rate	2.10%		1.80%
Outstanding standby letters of credit									617,600,000	626,600,000																																																																																																																																									669,600,000	681,400,000
Aggregate maximum borrowings						1,950,000,000								1,400,000,000						1,800,000,000								2,438,800,000		2,238,800,000	2,188,000,000									2,438,800,000				184,300,000	1,200,000,000							749,800,000							598,000,000		600,000,000					500,000,000				400,000,000				1,000,000,000	900,000,000		850,000,000				190,000,000	165,000,000		291,200,000		220,000,000		529,400,000		400,000,000			529,400,000				400,000,000		226,100,000		201,000,000	200,000,000	225,000,000			150,700,000	150,000,000				259,400,000				250,000,000	314,000,000	195,000,000																																		200,000,000			1,500,000,000
Restricted Net Assets of Subsidiaries as Percentage of Total Consolidated Net Assets Greater than			25.00%
Increase in the credit agreement's borrowing capacity														750,000,000																		250,000,000
Restrictive Covenants, Cash Dividend to Parent as Percentage of Greater of Specified Amount and Consolidated Tangible Assets																																																																																																																																																											1.00%
Restrictive Covenants Percentage of Net Income from 1, January 2011 Through most Recent Fiscal Quarter used for Calculation of Additional Cash Dividend to Parent			50.00%										50.00%
Restrictive Covenants, Cash Dividend to Parent																																																																																																																																																												200,000,000
Restrictive Covenants, Additional Cash Dividend to Parent Borrowing Base Availability Required																																																																																																																																																															200,000,000
Restrictive Covenants, Additional Cash Dividend to Parent Borrowing Base Availability for which Compliance of Fixed Charge Coverage Ratio is Required																																																																																																																																																												400,000,000
Restrictive Covenants, Percentage of Tangible Assets used for Calculation of Cash Dividend to Parent																		1.00%
Additional aggregate principal issued																																																																																																																												250,000,000													700,000,000	700,000,000					500,000,000	500,000,000
Interest rate (as a percent)																																																																																								8.50%																																						6.75%			8.88%		7.88%				7.50%			5.88%			7.38%			6.25%
Repayments of Debt															286,000,000	213,500,000																																																																																																																162,300,000
Write-off of unamortized debt costs																																																																																																																																																																				1,200,000	2,000,000
Covenant Compliance Period																																																																																																																																																																365 days	395 days
Special interest (as a percent)																																																																																																																													0.25%	0.25%
Period of initial default per registration payment arrangement																																																																																																																													90 days	90 days
Increase in special interest during each subsequent 90 day period (as a percent)																																																																																																																													0.25%	0.25%
Period of subsequent default per registration payment arrangement																																																																																																																													90 days	90 days
Increase in special interest (as a percent)																																																																																																																																																													0.50%
Availability Under Borrowing Base Limitation	761,600,000		1,181,400,000				751,300,000	1,146,000,000									751,300,000	1,146,000,000			10,300,000	35,400,000	0	0																																															0		0					0	0				0	7,900,000							0		0					0	0					0	0				0		0																																						100,000	8,000,000		1,027,200,000	1,010,400,000
Total assets of variable interest entities	393,400,000		440,800,000	456,300,000
Total liabilities of variable interest entities	392,900,000		440,300,000	455,800,000
Interest expense	$ 163,248,000	$ 149,489,000	$ 597,788,000	$ 650,254,000	$ 726,539,000																																																																																																																																																													$ 86,400,000	$ 85,700,000
Debt Instrument, Covenant Fixed Charge Coverage Ratio																																																																																																																																																														1	1

[1]	Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.
[2]
[3]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.
[4]	References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Debt (Details 4) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Debt Instrument [Line Items]
Remaining Capacity	$ 2,224.8	$ 2,267.2
Availability Under Borrowing Base Limitation	761.6	1,181.4
Senior ABL Facility
Debt Instrument [Line Items]
Remaining Capacity	751.3	1,183.7
Availability Under Borrowing Base Limitation	751.3	1,146
Corporate Debt
Debt Instrument [Line Items]
Remaining Capacity	751.3	1,183.7
Availability Under Borrowing Base Limitation	751.3	1,146
U.S. Fleet Variable Funding Notes
Debt Instrument [Line Items]
Remaining Capacity	488.8	88.8
Availability Under Borrowing Base Limitation	0	0
RCFC US Fleet Variable Funding Notes
Debt Instrument [Line Items]
Remaining Capacity	81	81
Availability Under Borrowing Base Limitation	0	0
Donlen GN II Variable Funding Note Facility
Debt Instrument [Line Items]
Remaining Capacity	105	105
Availability Under Borrowing Base Limitation	0	0
U.S. Fleet Financing Facility
Debt Instrument [Line Items]
Remaining Capacity	24	24
Availability Under Borrowing Base Limitation	0	0
European Revolving Credit Facility
Debt Instrument [Line Items]
Remaining Capacity	153.4	105.9
Availability Under Borrowing Base Limitation	0	7.9
European Securitization
Debt Instrument [Line Items]
Remaining Capacity	260.3	287.2
Availability Under Borrowing Base Limitation	0	0
Canadian Securitization
Debt Instrument [Line Items]
Remaining Capacity	111.2	100.5
Availability Under Borrowing Base Limitation	0	0
Dollar Thrifty Sponsored Canadian Securitization
Debt Instrument [Line Items]
Remaining Capacity	93.5	95.5
Availability Under Borrowing Base Limitation	0	0
Australian Securitization
Debt Instrument [Line Items]
Remaining Capacity	111.2	110.5
Availability Under Borrowing Base Limitation	0	0
Capitalized Leases
Debt Instrument [Line Items]
Remaining Capacity	45.1	85.1
Availability Under Borrowing Base Limitation	10.3	27.5
Fleet debt
Debt Instrument [Line Items]
Remaining Capacity	1,473.5	1,083.5
Availability Under Borrowing Base Limitation	$ 10.3	$ 35.4

Employee Retirement Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended				3 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended						3 Months Ended	12 Months Ended									12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Minimum	Mar. 31, 2013 Pension Benefits	Dec. 31, 2012 Pension Benefits	Mar. 31, 2012 Pension Benefits	Dec. 31, 2012 Pension Benefits	Dec. 31, 2011 Pension Benefits	Dec. 31, 2012 U.S. Plan	Dec. 31, 2011 U.S. Plan	Dec. 31, 2010 U.S. Plan	Dec. 31, 2012 U.S. Plan Maximum	Dec. 31, 2012 Other Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Other Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Other Pension Plans, Defined Benefit [Member]	Dec. 31, 2012 Pension Benefits - U.K.	Dec. 31, 2011 Pension Benefits - U.K.	Mar. 31, 2013 Key officer postretirement car benefit plan Minimum	Dec. 31, 2012 Key officer postretirement car benefit plan Minimum	Dec. 31, 2012 Defined Contribution Pension [Member]	Dec. 31, 2012 Defined Contribution Pension [Member] Maximum	Dec. 31, 2012 Equity [Member] U.S. Plan	Dec. 31, 2012 Equity [Member] Pension Benefits - U.K.	Dec. 31, 2012 Fixed Income Funds [Member] U.S. Plan	Dec. 31, 2012 Fixed Income Funds [Member] Pension Benefits - U.K.	Dec. 31, 2012 Cash and Cash Equivalents [Member] U.S. Plan	Dec. 31, 2011 Cash and Cash Equivalents [Member] U.S. Plan	Dec. 31, 2012 Cash and Cash Equivalents [Member] Pension Benefits - U.K.	Dec. 31, 2011 Cash and Cash Equivalents [Member] Pension Benefits - U.K.
Defined Benefit Plan Disclosure [Line Items]
Total fair value of pension plan assets										$ 498.4	$ 423.2	$ 365.9					$ 169	$ 149.2									$ 8.3	$ 11.6	$ 12.9	$ 11.6
Fixed Interest Rate, on Cash Balance Credits in Year 2012 and Later Years Percentage	3.00%
Defined Contribution Plan, Employer Match Percentage																					100.00%
Percentage of employee contributions eligible for employer match																						8.00%
Defined Contribution Plan, Employer Enhanced Match Period																					5 years
Unamortized prior service cost																	13.1
Service period																			20 years	20 years
Retirement age																			58 years	58 years
Pension benefits included in AOCI						109.8		109.8	99.6
Provisions charged to income														8.9	8	8.8
Defined Contribution Plan, Cost Recognized	18.6	18	14.8
Defined Benefit Plan, Target Plan Asset Allocations																							65.00%	79.00%	35.00%	9.00%			12.00%
Defined Benefit Plan, Expected Return on Plan Assets, Percent										7.60%							7.50%
Company contributions					3.7	38.4	20.3	58.9		46.3	67.8
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year				20
Defined Benefit Plans, Estimated Future Employer Contributions in Next Fiscal Year													$ 30

Employee Retirement Benefits (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
U.S. Plan
Change in Benefit Obligation [Roll Forward]
Benefit obligation at the beginning of the year	$ 678.9	$ 606.4	$ 606.4	$ 549.7
Service cost	7.3	6.3	24.8	26.2	24
Interest cost	6.7	6.5	28.2	27.5	26.1
Plan amendments			0	(10.2)
Plan settlements			(5.4)	(7.4)
Benefits paid			(29.9)	(18.4)
Actuarial loss (gain)			54.8	39
Benefit obligation at the end of the year			678.9	606.4	549.7
Change in Plan Assets [Roll Forward]
Fair value of plan assets at the beginning of the year	498.4	423.2	423.2	365.9
Actual return of plan assets			64.2	15.3
Company contributions			46.3	67.8
Plan settlements			(5.4)	(7.4)
Benefits paid			(29.9)	(18.4)
Fair value of plan assets at the end of the year			498.4	423.2	365.9
Defined Benefit Plan, Funded Status of Plan [Abstract]
Pension and Other Postretirement Defined Benefit Plans, Liabilities			180.5	183.2
Pension Benefits - Non-U.S.
Change in Benefit Obligation [Roll Forward]
Benefit obligation at the beginning of the year	224.4	190.8	190.8	201.5
Service cost	0.6	0.3	1.9	4	5.2
Interest cost	2.3	2.3	9.7	11	9.7
Employee contributions			0.1	0.7
Plan curtailments			0	(5.9)
Plan settlements			0	0.1
Benefits paid			(5.5)	(4)
Foreign exchange translation			7.7	(1)
Actuarial loss (gain)			9.4	(15.1)
Plan combination			10.4	0
Other			(0.1)	(0.5)
Benefit obligation at the end of the year			224.4	190.8	201.5
Change in Plan Assets [Roll Forward]
Fair value of plan assets at the beginning of the year	178.3	157	157	152.8
Actual return of plan assets			15.6	(7.6)
Company contributions			4.7	16
Employee contributions			0.1	0.7
Benefits paid			(5.5)	(4)
Foreign exchange translation			6.5	(0.7)
Other			(0.1)	(0.2)
Fair value of plan assets at the end of the year			178.3	157	152.8
Defined Benefit Plan, Funded Status of Plan [Abstract]
Pension and Other Postretirement Defined Benefit Plans, Liabilities			46.1	33.8
Postretirement Benefits (U.S.)
Change in Benefit Obligation [Roll Forward]
Benefit obligation at the beginning of the year	19	18.2	18.2	19
Service cost	0.1	0.1	0.2	0.2	0.3
Interest cost	0.2	0.2	0.8	0.9	0.9
Employee contributions			0.8	0.9
Benefits paid			(2.2)	(2.2)
Actuarial loss (gain)			1.2	(0.6)
Benefit obligation at the end of the year			19	18.2	19
Change in Plan Assets [Roll Forward]
Company contributions			1.4	1.3
Employee contributions			0.8	0.9
Benefits paid			(2.2)	(2.2)
Defined Benefit Plan, Funded Status of Plan [Abstract]
Pension and Other Postretirement Defined Benefit Plans, Liabilities			$ 19	$ 18.2

Employee Retirement Benefits (Details 3) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)			$ (13,694,000)	$ 4,021,000	$ (4,073,000)
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates [Abstract]
Effect on total of service and interest cost components, increase			0
Effect on total of service and interest cost components, decrease			0
U.S. Plan
Amounts recognized in balance sheet:
Pension and Other Postretirement Defined Benefit Plans, Liabilities			(180,500,000)	(183,200,000)
Prior service credit (cost)			9,100,000	10,100,000
Net gain (loss)			(167,600,000)	(160,300,000)
Accumulated other comprehensive income (loss)			(158,500,000)	(150,200,000)
Unfunded accrued pension or postretirement benefit			(22,000,000)	(33,000,000)
Net obligation recognized in the balance sheet			(180,500,000)	(183,200,000)
Total recognized in other comprehensive (income) loss			8,300,000	34,500,000
Total recognized in net periodic benefit cost and other comprehensive (income) loss			43,500,000	67,100,000
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)			(16,000,000)	(11,100,000)
Accumulated Benefit Obligation at December 31			619,200,000	537,000,000
Weighted-average assumptions as of December 31
Discount rate (as a percent)			4.00%	4.70%
Expected return of assets (as a percent)			7.60%	8.00%
Average rate of increase in compensation (as a percent)			4.60%	4.60%
Components of Net Periodic Benefit Cost:
Service cost	7,300,000	6,300,000	24,800,000	26,200,000	24,000,000
Interest cost	6,700,000	6,500,000	28,200,000	27,500,000	26,100,000
Expected return on plan assets	(7,500,000)	(7,300,000)	(31,500,000)	(30,500,000)	(26,600,000)
Net amortizations	4,300,000	2,800,000	11,800,000	7,200,000	4,600,000
Settlement loss			2,000,000	2,200,000	400,000
Curtailment gain			0	0	0
Net pension and postretirement expense	10,800,000	8,300,000	35,300,000	32,600,000	28,500,000
Weighted average discount rate for expense (January 1)			4.71%	5.12%	5.42%
Weighted average assumed long-term rate of return on assets (January 1)			8.00%	8.40%	8.50%
Pension Benefits - Non-U.S.
Amounts recognized in balance sheet:
Pension and Other Postretirement Defined Benefit Plans, Liabilities			(46,100,000)	(33,800,000)
Prior service credit (cost)			0	0
Net gain (loss)			(17,500,000)	(10,700,000)
Accumulated other comprehensive income (loss)			(17,500,000)	(10,700,000)
Unfunded accrued pension or postretirement benefit			(28,600,000)	(23,100,000)
Net obligation recognized in the balance sheet			(46,100,000)	(33,800,000)
Total recognized in other comprehensive (income) loss			6,800,000	12,200,000
Total recognized in net periodic benefit cost and other comprehensive (income) loss			6,100,000	900,000
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)			(400,000)	100,000
Accumulated Benefit Obligation at December 31			216,800,000	187,600,000
Weighted-average assumptions as of December 31
Discount rate (as a percent)			4.30%	4.80%
Expected return of assets (as a percent)			7.40%	7.40%
Average rate of increase in compensation (as a percent)			2.00%	2.10%
Components of Net Periodic Benefit Cost:
Service cost	600,000	300,000	1,900,000	4,000,000	5,200,000
Interest cost	2,300,000	2,300,000	9,700,000	11,000,000	9,700,000
Expected return on plan assets	(3,100,000)	(3,000,000)	(12,100,000)	(12,800,000)	(10,000,000)
Net amortizations	100,000	0	(100,000)	(700,000)	(1,000,000)
Settlement loss			0	0	0
Curtailment gain			0	(12,900,000)	(200,000)
Special termination benefit cost				100,000	0
Net pension and postretirement expense	(100,000)	(400,000)	(600,000)	(11,300,000)	3,700,000
Weighted average discount rate for expense (January 1)			4.78%	5.36%	5.71%
Weighted average assumed long-term rate of return on assets (January 1)			7.44%	7.46%	7.46%
Postretirement Benefits (U.S.)
Amounts recognized in balance sheet:
Pension and Other Postretirement Defined Benefit Plans, Liabilities			(19,000,000)	(18,200,000)
Prior service credit (cost)			0	0
Net gain (loss)			(2,300,000)	(1,200,000)
Accumulated other comprehensive income (loss)			(2,300,000)	(1,200,000)
Unfunded accrued pension or postretirement benefit			(16,700,000)	(17,000,000)
Net obligation recognized in the balance sheet			(19,000,000)	(18,200,000)
Total recognized in other comprehensive (income) loss			1,100,000	(700,000)
Total recognized in net periodic benefit cost and other comprehensive (income) loss			2,100,000	500,000
Estimated amounts that will be amortized from accumulated other comprehensive (income) loss over the next fiscal year:
Net gain (loss)			(100,000)	(100,000)
Weighted-average assumptions as of December 31
Discount rate (as a percent)			3.60%	4.40%
Initial health care cost trend rate (as a percent)			7.80%	8.10%
Ultimate health care cost trend rate (as a percent)			4.50%	4.50%
Number of years to ultimate trend rate (in years)			17 years	18 years
Components of Net Periodic Benefit Cost:
Service cost	100,000	100,000	200,000	200,000	300,000
Interest cost	200,000	200,000	800,000	900,000	900,000
Expected return on plan assets	0	0	0	0	0
Net amortizations	0	0	0	100,000	0
Settlement loss			0	0	0
Curtailment gain			0	0	0
Net pension and postretirement expense	300,000	300,000	1,000,000	1,200,000	1,200,000
Weighted average discount rate for expense (January 1)			4.40%	4.90%	5.40%
Initial health care cost trend rate (as a percent)			8.10%	8.40%	8.70%
Ultimate health care cost trend rate (as a percent)			4.50%	4.50%	4.50%
Number of years to ultimate health trend rate (in years)			17 years	18 years	19 years
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates [Abstract]
Effect on postretirement benefit obligation, increase			500
Effect on postretirement benefit obligation, decrease			$ (400)

Employee Retirement Benefits (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	$ 498.4	$ 423.2	$ 365.9
Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	169	149.2
Cash and Cash Equivalents [Member] | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	8.3	11.6
Cash and Cash Equivalents [Member] | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	12.9	11.6
US Large Cap Equity Securities | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	135.9	119.3
US Mid Cap Equity Securities | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	42	34.9
US Small Cap Equity Securities | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	31.6	27.5
International Larg Cap | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	109.3	89
US Treasuries | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	67.5	53.2
Corporate Bonds | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	83.8	68.7
Government Bonds | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	4.4	4.1
Municipal Bonds | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	9.1	9.5
Real Estate Bonds | U.S. Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	6.5	5.4
U.K. Equities | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	66.1	57.6
Overseas Equities | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	67.1	60.5
UK Conventional Gilts | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	6.5	6.6
Foreign Overseas Corporate Bond Securities | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	5.3	5
Global Treasury Bonds | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	9.3	6.5
Index-Linked Gilts-Stocks | Pension Benefits - U.K.
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total fair value of pension plan assets	$ 1.8	$ 1.4

Employee Retirement Benefits (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Pension Benefits
Defined Benefit Plan, Expected Future Benefit Payments, Fiscal Year Maturity [Abstract]
2013	$ 31,100,000
2014	34,400,000
2015	40,600,000
2016	44,300,000
2017	51,100,000
2018-2022	314,100,000
Total	515,600,000
Other Plans [Abstract]
Aggregate period contributions	7,500,000		7,200,000		6,700,000
Pension Benefits | Western Conference of Teamsters
Other Plans [Abstract]
Aggregate period contributions	4,100,000		3,900,000		3,800,000
Pension Benefits | Teamsters Central States
Other Plans [Abstract]
Aggregate period contributions	1,200,000		1,300,000		1,200,000
Pension Benefits | IAM National
Other Plans [Abstract]
Aggregate period contributions	700,000		600,000		600,000
Pension Benefits | Midwest Operating Engineers
Other Plans [Abstract]
Aggregate period contributions	500,000		400,000		200,000
Pension Benefits | Local 1034
Other Plans [Abstract]
Aggregate period contributions	200,000	[1]	200,000	[1]	200,000	[1]
Pension Benefits | Local 1034 | Minimum
Other Plans [Abstract]
Multiemployer Plan, Period Contributions, Percentage of Total Contributions to Pension Fund			5.00%
Pension Benefits | Operating Engineers Local 324
Other Plans [Abstract]
Aggregate period contributions	100,000		100,000		100,000
Pension Benefits | Western Pennsylvania Teamsters
Other Plans [Abstract]
Aggregate period contributions	100,000	[2]	100,000	[2]	100,000	[2]
Pension Benefits | 7 Other Plans
Other Plans [Abstract]
Aggregate period contributions	600,000		600,000		500,000
Postretirement Benefits (U.S.)
Defined Benefit Plan, Expected Future Benefit Payments, Fiscal Year Maturity [Abstract]
2013	1,300,000
2014	1,400,000
2015	1,500,000
2016	1,400,000
2017	1,300,000
2018-2022	6,700,000
Total	$ 13,600,000

[1]	The amount contributed by Hertz to the Local 1034 Pension Fund was reported as being more than 5% of total contributions to the plan, on the fund's Form 5500 for the year ended 12/31/2011.
[2]	The parties are still attempting to negotiate a successor agreement.

Stock-Based Compensation (Details) (USD $)	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended								1 Months Ended		12 Months Ended	1 Months Ended				3 Months Ended		1 Months Ended		12 Months Ended		12 Months Ended						3 Months Ended		12 Months Ended		1 Months Ended								12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2010	Feb. 28, 2008	Mar. 31, 2013 Price Vesting Units Pvu Subject to Market Condition	Dec. 31, 2012 Price Vesting Units Pvu Subject to Market Condition	Nov. 30, 2012 Restricted Stock Units	Mar. 31, 2012 Restricted Stock Units	Dec. 31, 2012 Stock Option	Dec. 31, 2011 Stock Option	Dec. 31, 2010 Stock Option	Dec. 31, 2012 Stock Option Maximum	Dec. 31, 2012 Stock Appreciation Rights (SARs)	Dec. 31, 2012 Restricted Stock Units RSU and Performance Stock Units PSU	Dec. 31, 2011 Restricted Stock Units RSU and Performance Stock Units PSU	Dec. 31, 2010 Restricted Stock Units RSU and Performance Stock Units PSU	Mar. 31, 2011 Performance Stock Units Psu Subject to Performance Condition	Mar. 31, 2011 Performance Stock Units Psu Subject to Market Condition	Dec. 31, 2012 Performance Stock Units Psu Subject to Market Condition	Nov. 30, 2012 Non-Qualified Options	Nov. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2012 Prior Plans	Dec. 31, 2012 Omnibus Plan	Mar. 31, 2013 Omnibus Plan Maximum	Mar. 31, 2013 Omnibus Plan Minimum	Feb. 28, 2013 Omnibus Plan Restricted Stock Units	Mar. 31, 2012 Omnibus Plan Restricted Stock Units	Dec. 31, 2012 Omnibus Plan Restricted Stock Units RSU and Performance Stock Units PSU	Dec. 31, 2011 Omnibus Plan Restricted Stock Units RSU and Performance Stock Units PSU	Dec. 31, 2012 Price Vesting Units Pvu Subject to Market Condition	Dec. 31, 2012 Employee Stock employee	Dec. 31, 2011 Employee Stock	Dec. 31, 2010 Employee Stock	Dec. 31, 2012 Employee Stock Maximum	Dec. 31, 2012 Employee Stock Minimum	Mar. 31, 2013 Hertz Global Holdings [Member]	Mar. 31, 2012 Hertz Global Holdings [Member]	Dec. 31, 2012 Hertz Global Holdings [Member]	Dec. 31, 2011 Hertz Global Holdings [Member]	Aug. 31, 2012 Hertz Global Holdings [Member] Restricted Stock Units	May 31, 2012 Hertz Global Holdings [Member] Restricted Stock Units	Mar. 31, 2012 Hertz Global Holdings [Member] Restricted Stock Units Maximum	Mar. 31, 2012 Hertz Global Holdings [Member] Restricted Stock Units Minimum	Mar. 31, 2012 Hertz Global Holdings [Member] Performance Stock Units P S U	Mar. 31, 2012 Hertz Global Holdings [Member] Price Vesting Units	Mar. 31, 2012 Hertz Global Holdings [Member] Price Vesting Units Maximum	Mar. 31, 2012 Hertz Global Holdings [Member] Price Vesting Units Minimum	Dec. 31, 2012 Hertz Global Holdings [Member] Performance Stock Units Psu Subject to Performance Condition Maximum	Dec. 31, 2012 Hertz Global Holdings [Member] Performance Stock Units Psu Subject to Performance Condition Minimum
Stock-Based Compensation
Award Vesting, Percentage after Year Three					50.00%	50.00%
Award Vesting, Percentage after Year Four					50.00%	50.00%
Number of shares authorized, reserved for issuance				32,700,000																											3,000,000
Shares of common stock underlying awards outstanding		17,400,000																				8,000,000	9,400,000
Number of shares available for grant																							16,900,000
Granted (in shares)							24,713	543,880									499,515	193,798								5,247		869,894,000												59,480	146,301			747,423	1,098,591
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Grants in Period, Weighted Average Grant Date Fair Value														$ 13,780	$ 14,780	$ 10,100												$ 13,780												$ 12.12	$ 15.48	$ 14.47	$ 13.65	$ 13.65		$ 11.26	$ 10.13
Weighted Average Outstanding							$ 13.15																				$ 19.95	$ 12,620	$ 6,460
Variation in number of units that will ultimately be granted as percentage of the original grant																								100.00%	0.00%																							150.00%	0.00%
Appreciation of stock price over the grant date price for options vesting in third year (as a percent)																			15.00%
Appreciation of stock price over the grant date price for options vesting in fourth year (as a percent)																			25.00%
Number of days of average trailing stock price which must equal or exceed a certain price target during the performance period																		20 days	20 days											20 days
Unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted		$ 38,000,000																																		$ 64,100,000
Period for recognition of total unrecognized compensation cost	2 years 3 months 18 days	1 year 4 months 26 days
Award exercise price not less than fair market value of shares of common stock													1
Expected term (years)									3 years	6 years 3 months	6 years 3 months	10 years
Expected volatility rate top percentage of index universe in US Large Capitalization									70.00%
Period fo expected volatility rate daily historical closing values of index used									6 years 3 months
Share Based Compensation Arrangement by Share Based Payment Award, Fair Value Assumptions Expected Volatility Period		5 years 9 months 15 days
Expected dividend yield		0.00%							0.00%	0.00%	0.00%
Number of common stock shares for each unit granted		1
Award vesting period														3 years
Award vesting percentage in first year														25.00%
Award vesting in second year														25.00%
Award vesting in third year														50.00%
Units to be awarded as percentage of original grant minimum																	0.00%
Units to be awarded as percentage of original grant, maximum																	150.00%
Award requisite service period																		5 years
Shares per emplolyee, aggregate fair market value																																		25,000
Purchase price of common stock percent																																			85.00%
Compensation expense			$ 36,600,000																												$ 800,000	$ 700,000	$ 600,000			$ 8,000,000	$ 7,500,000	$ 30,300,000	$ 31,000,000
Number of employees who participate in the plan																															1,800
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exchange Grants, Gross																				35,492	6,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exchange Grants, Strike Price																				$ 0.17	$ 0.97

Stock-Based Compensation (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended	3 Months Ended		12 Months Ended
	Dec. 31, 2010	Mar. 31, 2013 Hertz Global Holdings [Member]	Mar. 31, 2012 Hertz Global Holdings [Member]	Dec. 31, 2012 Hertz Global Holdings [Member]	Dec. 31, 2011 Hertz Global Holdings [Member]
Comepnsation Expense and Tax Benefit
Compensation expense	$ 36.6	$ 8	$ 7.5	$ 30.3	$ 31
Stock-based employee compensation charges, tax	14.2	3.1	2.9	11.7	12
Total	$ 22.4	$ 4.9	$ 4.6	$ 18.6	$ 19

Stock-Based Compensation (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock-Based Compensation
Expected dividend yield	0.00%
Stock Option
Stock-Based Compensation
Expected volatility	81500.00%	36700.00%	36100.00%
Expected dividend yield	0.00%	0.00%	0.00%
Expected term (years)	3 years	6 years 3 months	6 years 3 months
Risk-free interest rate	400.00%	2560.00%
Weighted average grant date fair value	$ 14,620	$ 5,930	$ 4,000

Stock-Based Compensation (Details 4) (Stock Incentive Plan and Omnibus Plan [Member], Stock Option, USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Stock Incentive Plan and Omnibus Plan [Member] | Stock Option
Options, Outstanding [Roll Forward]
Outstanding at the beginning of the period (in shares)	15,142,061,000
Granted (Shares)	35,492,000
Exercised (Shares)	(1,740,447,000)
Forfeited or Expired (Shares)	(248,431,000)
Outstanding at the end of the period (in shares)	13,188,675,000	15,142,061,000
Exercisable at December 31, 2012 (Shares)	10,321,945,000
Weighted Average Exercise Price [Roll Forward]
Outstanding at the beginning of the period (in dollars per share)	$ 10,600
Granted (In dollars per share)	$ 170
Exercised (In dollars per share)	$ 5,750
Forfeited or Expired (In dollars per share)	$ 14,660
Outstanding at the end of the period (in dollars per share)	$ 11,130	$ 10,600
Weighted Average Exerceise Price, Exercisable at December 31, 2012 (In dollars per share)	$ 10,830
Additional Disclosures [Abstract]
Outstanding at the beginning of the period	5 years 4 months 24 days	6 years 3 months 18 days
Outstanding at the end of the period	5 years 4 months 24 days	6 years 3 months 18 days
Weighted Average Remaining Contractural Term, Exercisable at Decebmer 31, 2012	4 years 8 months 12 days
Outstanding at the beginning of the period (in dollars)	$ 41,110
Outstanding at the end of the period (in dollars)	74,681	41,110
Aggregate Intrinsic Value, Exercisable at December 31, 2012 (In thousands of dollars)	$ 63,086

Stock-Based Compensation (Details 5) (Stock Option, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Options Nonvested Weighted Average Grant Date Fair Value [Abstract]
Granted (In dollars per share)	$ 14,620	$ 5,930	$ 4,000
Stock Incentive Plan and Omnibus Plan [Member]
Non-vested Options, Outstanding [Roll Forward]
Non-vested as of January 1, 2012 (Shares)	4,915,825,000
Granted (Shares)	35,492,000
Vested (Shares)	(1,959,032,000)
Forfeited (Shares)	(125,555,000)
Non-vested as of December 31, 2012 (Shares)	2,866,730,000
Non-vested Optinos, Weighted Average Exercise Price [Roll Forward]
Weighted Average Exercise Price, Non-vested as of January 1, 2012	$ 12,040
Granted (In dollars per share)	$ 170
Vested (In dollars per share)	$ 11,560
Forfeited (In dollars per share)	$ 11,910
Weighted Average Exercise Price, Non-vested as of December 31, 2012	$ 12,230
Options Nonvested Weighted Average Grant Date Fair Value [Abstract]
Non-Vested Balance at January 1, 2012, Weighted Average Grant Date Fair Value (In dollars per share)	$ 4,860
Granted (In dollars per share)	$ 170
Vested (In dollars per share)	$ 4,590
Forfeited (In dollars per share)	$ 4,840
Non-Vested Balance at December31, 2012, Weighted Average Grant Date Fair Value (In dollars per share)	$ 4,980

Stock-Based Compensation (Details 6) (Stock Option, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Option
Stock-Based Compensation
Aggregate intrinsic value of stock options exercised	$ 15.1	$ 15	$ 8.1
Proceeds from exercise of stock options	11.2	13.1	7.9
Fair value of options that vested	9	17.4	21.6
Tax benefit realized on exercise of stock options	$ 0.9	$ 0.5	$ 0.3

Stock-Based Compensation (Details 7) (Restricted Stock Units RSU and Performance Stock Units PSU, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted-Average Fair Value
Granted (In dollars per share)	$ 13,780	$ 14,780	$ 10,100
Total fair value of awards that vested ($ millions)	$ 14,600	$ 9,600	$ 8,200
Omnibus Plan
Options, Outstanding [Roll Forward]
Nonvested at the beginning of the period (in shares)	4,327,461,000
Granted (in shares)	869,894,000
Vested (Shares)	(3,198,219,000)
Forfeited or Expired (Shares)	(126,502,000)
Nonvested at the end of the period (in shares)	1,872,634,000
Weighted-Average Fair Value
Nonvested at the beginning of the period (in dollars per share)	$ 6,460
Granted (In dollars per share)	$ 13,780
Vested (In dollars per share)	$ 4,580
Forfeited or Expired (In dollars per share)	$ 13,190
Nonvested at the end of the period (in dollars per share)	$ 12,620
Outstanding at January 1, 2012 Aggregate Intrinsic Value (In thousands of dollars)	50,718,000
Outstanding at December 31, 2012 Aggregate Intrinsic Value (In thousands of dollars)	$ 30,468,000

Stock-Based Compensation (Details 8) (Restricted Stock Units RSU and Performance Stock Units PSU, USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted-Average Fair Value
Granted (In dollars per share)	$ 13,780	$ 14,780	$ 10,100
Performance Stock Units Psu Subject to Market Condition
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Nonvested at the beginning of the period (in shares)	678,000
Granted (in shares)	1,846,014
Vested (Shares)	(125,000)
Forfeited or Expired (Shares)	(100,000)
Nonvested at the end of the period (in shares)	2,299,000
Weighted-Average Fair Value
Nonvested at the beginning of the period (in dollars per share)	$ 13,340
Granted (In dollars per share)	$ 11,890
Vested (In dollars per share)	$ 14,600
Forfeited or Expired (In dollars per share)	$ 11,870
Nonvested at the end of the period (in dollars per share)	$ 12,180
Outstanding at January 1, 2012 Aggregate Intrinsic Value (In thousands of dollars)	$ 7,946
Outstanding at December 31, 2012 Aggregate Intrinsic Value (In thousands of dollars)	$ 37,399

Depreciation of Revenue Earning Equipment and Lease Charges (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment	$ 573,000,000	$ 531,400,000	$ 2,165,200,000	$ 1,921,800,000	$ 1,747,000,000
Adjustment of depreciation upon disposal of revenue earning equipment	(1,300,000)	(39,400,000)	(96,800,000)	(112,200,000)	42,900,000
Rents paid for vehicles leased	15,300,000	23,100,000	79,800,000	96,100,000	78,200,000
Total	$ 587,027,000	$ 515,106,000	$ 2,148,158,000	$ 1,905,739,000	$ 1,868,147,000

Depreciation of Revenue Earning Equipment and Lease Charges (Details 2) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	$ 1,300,000	$ 39,400,000	$ 96,800,000	$ 112,200,000	$ (42,900,000)
Net increase (decrease) in depreciation expenses			(130,600,000)
Equipment Rental
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	4,600,000	4,500,000	13,500,000	13,300,000	(10,000,000)
Net increase (decrease) in depreciation expenses	(100,000)		(500,000)	4,400,000	(3,600,000)
Car Rental
Revenue earning equipment
Net gains included in adjustment of depreciation upon disposal of revenue earning equipment	(3,300,000)	34,900,000	83,200,000	98,900,000	(32,900,000)
Net increase (decrease) in depreciation expenses	$ 700,000	$ 200,000		$ 13,800,000	$ (19,100,000)

Taxes on Income (Details) (USD $)	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest [Abstract]
Income (Loss) from Continuing Operations before Income Taxes, Domestic										$ 407,700,000	$ 235,900,000	$ (81,200,000)
Income (Loss) from Continuing Operations before Income Taxes, Foreign										95,200,000	138,000,000	113,500,000
Income (loss) before income taxes	85,951,000	(26,900,000)	382,100,000	171,700,000	(24,015,000)	105,400,000	308,200,000	107,000,000	(146,700,000)	502,852,000	373,895,000	32,322,000
Current Income Tax Expense (Benefit), Continuing Operations [Abstract]
Current Federal Tax Expense (Benefit)										20,100,000	10,300,000	10,200,000
Current Foreign Tax Expense (Benefit)										32,300,000	30,600,000	41,500,000
Current State and Local Tax Expense (Benefit)										39,100,000	28,500,000	1,500,000
Current Income Tax Expense (Benefit)										91,500,000	69,400,000	53,200,000
Deferred Income Tax Expense (Benefit), Continuing Operations [Abstract]
Deferred Federal Income Tax Expense (Benefit)										141,900,000	82,400,000	(18,600,000)
Deferred Foreign Income Tax Expense (Benefit)										11,900,000	(3,200,000)	1,300,000
Deferred State and Local Income Tax Expense (Benefit)										(18,200,000)	(4,800,000)	(2,600,000)
Deferred Income Tax Expense (Benefit)	41,191,000				7,073,000					135,600,000	74,400,000	(19,877,000)
Provision for taxes on income	59,468,000				24,226,000					227,073,000	143,846,000	33,322,000
Deferred Tax Assets, Net [Abstract]
Deferred Tax Assets, Tax Deferred Expense, Compensation and Benefits, Employee Benefits		103,600,000				102,800,000				103,600,000	102,800,000
Deferred Tax Assets, Operating Loss Carryforwards		1,610,900,000				1,743,500,000				1,610,900,000	1,743,500,000
Deferred Tax Assets, Tax Credit Carryforwards, Foreign		20,800,000				20,800,000				20,800,000	20,800,000
Deferred Tax Assets, Tax Credit Carryforwards, Other		26,800,000				15,000,000				26,800,000	15,000,000
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals		341,700,000				327,400,000				341,700,000	327,400,000
Deferred Tax Assets, Gross		2,103,800,000				2,209,500,000				2,103,800,000	2,209,500,000
Deferred Tax Assets, Valuation Allowance		(226,400,000)				(186,700,000)				(226,400,000)	(186,700,000)
Deferred Tax Assets, Net of Valuation Allowance		1,877,400,000				2,022,800,000				1,877,400,000	2,022,800,000
Deferred Tax Liabilities, Gross [Abstract]
Deferred Tax Liabilities, Property, Plant and Equipment		(3,081,400,000)				(2,742,300,000)				(3,081,400,000)	(2,742,300,000)
Deferred Tax Liabilities, Intangible Assets		(1,477,100,000)				(942,400,000)				(1,477,100,000)	(942,400,000)
Deferred Tax Liabilities, Gross	2,725,427,000	4,558,500,000				3,684,700,000				4,558,500,000	3,684,700,000
Deferred Tax Liabilities, Net		(2,681,140,000)				(1,661,872,000)				(2,681,140,000)	(1,661,872,000)
Domestic Tax Authority [Member]
Deferred Tax Assets, Net [Abstract]
Deferred Tax Assets, Operating Loss Carryforwards		1,294,300,000								1,294,300,000
State and Local Jurisdiction [Member]
Deferred Tax Assets, Net [Abstract]
Deferred Tax Assets, Operating Loss Carryforwards		105,800,000								105,800,000
Foreign Tax Authority [Member]
Deferred Tax Assets, Net [Abstract]
Deferred Tax Assets, Operating Loss Carryforwards		$ 248,500,000								$ 248,500,000

Taxes on Income (Details 2) (USD $)	0 Months Ended	3 Months Ended		12 Months Ended
	Jan. 02, 2009	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Loss Carryforwards [Line Items]
Unrecognized Tax Benefits				$ 17,200,000	$ 21,600,000	$ 27,200,000	$ 25,600,000
Effective Income Tax Rate, Continuing Operations		69.20%	(100.90%)	45.20%	38.50%	103.10%
Deferred Tax Assets, Operating Loss Carryforwards				1,610,900,000	1,743,500,000
Period Considered for Determining Change in Control for Income Tax Purposes	36 months
Deferred Tax Assets, Valuation Allowance				226,400,000	186,700,000
Deferred Tax Assets, Net of Valuation Allowance				1,877,400,000	2,022,800,000
Increase in Provision for Income Taxes				83,300,000
Undistributed Earnings of Foreign Subsidiaries				270,300,000
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Amount of Unrecorded Benefit				6,800,000
Unrecognized Tax Benefits, Income Tax Penalties and Interest Expense				600,000	1,900,000	200,000
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued				4,200,000	3,700,000
Domestic Tax Authority [Member]
Operating Loss Carryforwards [Line Items]
Deferred Tax Assets, Operating Loss Carryforwards				1,294,300,000
Operating Loss Carryforwards, Net				3,697,900,000
Operating Loss Carryforwards				3,775,000,000
Operating Loss Carry forward Nondeductible Expense, Compensation and Benefits Share Based Compensation Cost				77,100,000
Operating Loss Carry Forward Unrecognized Excess Tax Benefit Related to Share Based Compensation Cost				27,000,000
State and Local Jurisdiction [Member]
Operating Loss Carryforwards [Line Items]
Deferred Tax Assets, Operating Loss Carryforwards				105,800,000
Tax Credit Carryforward, Deferred Tax Asset				3,000,000
Foreign Tax Authority [Member]
Operating Loss Carryforwards [Line Items]
Tax Credit Carryforward, Valuation Allowance				13,500,000
Deferred Tax Assets, Operating Loss Carryforwards				248,500,000
Operating Loss Carryforwards, Net				1,049,000,000
Operating Loss Carryforwards, Valuation Allowance				200,600,000
Operating Loss Carryforwards Not Subject to Expiration				775,500,000
Deferred Tax Assets, Operating Loss Carryforwards, Not Subject to Expiration				170,600,000
Operating Loss Carryforwards Subject to Expiration				273,500,000
Deferred Tax Assets, Operating Loss Carryforwards, Subject to Expiration				77,900,000
Tax Credit Carryforward, Deferred Tax Asset				$ 20,800,000

Taxes on Income (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate			35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation, Foreign Income Tax Rate Differential			(3.20%)	(3.30%)	(32.10%)
Effective Income Tax Rate Reconciliation, State and Local Income Taxes			2.90%	3.20%	(5.20%)
Effective Income Tax Rate Reconciliation, Change in Enacted Tax Rate			(1.00%)	0.50%	5.10%
Effective Income Tax Rate Reconciliation, Nondeductible Expense			2.30%	(1.10%)	(24.00%)
Effective Income Tax Rate Reconciliation withholding Taxes			1.70%	2.00%	26.20%
Effective Income Tax Rate Reconciliation, Tax Contingencies			(0.60%)	(0.80%)	11.20%
Effective Income Tax Rate Reconciliation, Change in Deferred Tax Assets Valuation Allowance			7.90%	0.60%	85.10%
Effective Income Tax Rate Reconciliation, Other Adjustments			0.20%	2.40%	1.80%
Effective Tax Rate (as a percent)	69.20%	(100.90%)	45.20%	38.50%	103.10%
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance at the beginning of the period	$ 17.2	$ 21.6	$ 21.6	$ 27.2	$ 25.6
Unrecognized Tax Benefits, Increases Resulting from Prior Period Tax Positions			(6.8)	(9.5)	0.3
Unrecognized Tax Benefits, Increases Resulting from Current Period Tax Positions			2.4	3.9	1.3
Unrecognized Tax Benefits, Decreases Resulting from Settlements with Taxing Authorities			0	0	0
Balance at the end of the period			$ 17.2	$ 21.6	$ 27.2

Lease and Concession Agreements (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Lease and Concession Agreements
Rents paid for vehicles leased	$ 15,300	$ 23,100	$ 79,800	$ 96,100	$ 78,200
Revenue earning equipment, office and computer equipment
Lease and Concession Agreements
Rents paid for vehicles leased			92,000	106,200	88,600
Minimum obligations under existing agreements
Less than 1 Year			56,600
2014			25,200
2015			6,700
2016			2,100
2017			0
After 2017			0
Revenue earning equipment
Lease and Concession Agreements
Rents paid for vehicles leased			79,800	96,100	78,200
Office and computer equipment
Lease and Concession Agreements
Rents paid for vehicles leased			12,200	10,100	10,400
Concession agreements and real estate leases
Concession fees:
Total			714,900	691,100	664,600
Minimum obligations under existing agreements
Minimum future sublease rental inflows reduced from future minimum rent payments			(21,200)
Concession agreements and real estate leases | Maximum
Minimum obligations under existing agreements
Lease period of premises under operating leases			25 years
Rents
Lease and Concession Agreements
Rents paid for vehicles leased			135,900	130,600	133,900
Concession fees:
Sublease income that reduced rent expense			5,000	5,000	4,500
Minimum obligations under existing agreements
Less than 1 Year			157,300
2014			128,700
2015			99,300
2016			74,700
2017			50,400
After 2017			194,100
Concessions
Concession fees:
Minimum fixed obligations			249,600	248,700	252,000
Additional amounts, based on revenues			329,400	311,800	278,700
Minimum obligations under existing agreements
Less than 1 Year			390,300
2014			279,400
2015			192,800
2016			141,400
2017			91,300
After 2017			$ 509,700

Segment Information (Details) (USD $)	3 Months Ended											12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012 segment		Dec. 31, 2011		Dec. 31, 2010
Segment Information
Number of reportable segments												2
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	$ 2,436,508,000		$ 2,318,600,000	$ 2,516,200,000	$ 2,225,100,000	$ 1,960,925,000		$ 2,013,800,000	$ 2,432,300,000	$ 2,072,300,000	$ 1,780,000,000	$ 9,020,807,000		$ 8,298,380,000		$ 7,562,534,000
Income (loss) before income taxes	85,951,000		(26,900,000)	382,100,000	171,700,000	(24,015,000)		105,400,000	308,200,000	107,000,000	(146,700,000)	502,852,000		373,895,000		32,322,000
Depreciation of revenue earning equipment and lease charges	587,027,000					515,106,000						2,148,158,000		1,905,739,000		1,868,147,000
Depreciation of property and equipment	51,324,000					44,049,000						172,582,000		158,009,000		154,031,000
Amortization of other intangible assets	30,499,000					19,166,000						84,096,000		70,039,000		64,713,000
Interest expense	163,248,000					149,489,000						597,788,000		650,254,000		726,539,000
Total assets	24,087,297,000		23,290,209,000					17,667,332,000				23,290,209,000		17,667,332,000
Revenue earning equipment, net	13,969,224,000		12,908,336,000					10,105,409,000				12,908,336,000		10,105,409,000
Property and equipment, net	1,457,197,000		1,436,386,000					1,251,854,000				1,436,386,000		1,251,854,000
Senior Subordinated Notes
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Interest rate (as a percent)			10.50%									10.50%
8.875% Senior Notes due January 2014
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Interest rate (as a percent)			8.88%									8.88%
Car Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	2,084,800,000					1,658,200,000						7,633,000,000		7,083,500,000		6,486,200,000
Income (loss) before income taxes	208,400,000					91,600,000						1,020,100,000		850,200,000	[1]	641,900,000	[1]
Depreciation of revenue earning equipment and lease charges												1,876,100,000		1,651,400,000		1,594,600,000
Depreciation of property and equipment												126,900,000		116,100,000		112,300,000
Amortization of other intangible assets												41,700,000		32,700,000		30,200,000
Interest expense												316,300,000		333,100,000		401,300,000
Payments to Acquire Revenue Earning Equipment and Productive Assets												9,118,300,000		9,109,900,000		8,430,100,000
Proceeds from Sale of Revenue Earning Equipment and Productive Assets												(7,054,400,000)		(7,689,400,000)		(7,432,700,000)
Payments for (Proceeds from) Productive Assets												2,063,900,000		1,420,500,000		997,400,000
Total assets			18,454,200,000					13,037,900,000				18,454,200,000		13,037,900,000
Revenue earning equipment, net			10,710,100,000					8,318,700,000				10,710,100,000		8,318,700,000
Property and equipment, net			1,111,300,000					971,300,000				1,111,300,000		971,300,000
Equipment Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	351,000,000					302,100,000						1,385,400,000		1,209,500,000		1,070,100,000
Income (loss) before income taxes	45,800,000					25,900,000						227,000,000		161,600,000	[1]	78,000,000	[1]
Depreciation of revenue earning equipment and lease charges												272,100,000		254,300,000		273,500,000
Depreciation of property and equipment												34,100,000		33,700,000		34,300,000
Amortization of other intangible assets												40,600,000		35,800,000		33,400,000
Interest expense												52,000,000		45,300,000		39,400,000
Payments to Acquire Revenue Earning Equipment and Productive Assets												787,600,000		617,500,000		186,100,000
Proceeds from Sale of Revenue Earning Equipment and Productive Assets												(192,300,000)		(213,800,000)		(124,300,000)
Payments for (Proceeds from) Productive Assets												595,300,000		403,700,000		61,800,000
Total assets			3,623,000,000					3,058,900,000				3,623,000,000		3,058,900,000
Revenue earning equipment, net			2,198,200,000					1,786,700,000				2,198,200,000		1,786,700,000
Property and equipment, net			235,900,000					203,700,000				235,900,000		203,700,000
Total reportable segment
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues	2,435,800,000					1,960,300,000
Income (loss) before income taxes	254,200,000					117,500,000						1,247,100,000		1,011,800,000		719,900,000
Other reconciling items
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues												2,400,000		5,400,000		6,200,000
Income (loss) before income taxes	(103,200,000)	[2]				(81,900,000)	[2]					(320,500,000)	[2]	(306,200,000)	[2]	(347,900,000)	[2]
Depreciation of property and equipment												11,600,000		8,200,000		7,400,000
Amortization of other intangible assets												1,800,000		1,500,000		1,100,000
Interest expense												229,500,000		271,900,000		285,800,000
Payments to Acquire Revenue Earning Equipment and Productive Assets												20,100,000		8,600,000		3,900,000
Proceeds from Sale of Revenue Earning Equipment and Productive Assets												(16,100,000)		(1,000,000)		(300,000)
Payments for (Proceeds from) Productive Assets												4,000,000		7,600,000		3,600,000
Total assets			1,213,000,000					1,570,500,000				1,213,000,000		1,570,500,000
Property and equipment, net			89,200,000					76,900,000				89,200,000		76,900,000
Purchase accounting
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(33,700,000)	[3]				(24,100,000)	[3]					(109,600,000)	[4]	(87,600,000)	[4]	(90,300,000)	[4]
Non Cash debt charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(10,000,000)	[5]				(18,600,000)	[5]					(56,400,000)	[4]	(105,900,000)	[4]	(160,600,000)	[4]
Restructuring charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(3,700,000)					(6,700,000)						(38,000,000)		(56,400,000)		(54,700,000)
Restructuring related charges
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(4,200,000)	[6]				(3,300,000)	[6]					(11,100,000)	[6]	(9,800,000)	[6]	(13,200,000)	[6]
Derivative gains (losses)
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												(900,000)	[7]	100,000	[7]	(3,200,000)	[7]
Acquisition related costs
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(2,600,000)					(6,900,000)						(163,700,000)		(18,800,000)		(17,700,000)
Management transition costs
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes	(10,800,000)	[8]				0	[8]					0		(4,000,000)		0
Pension Costs [Member]
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												0	[4]	13,100,000	[4]	0	[4]
Premiums Paid on Debt [Member]
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												0	[9]	(62,400,000)	[9]	0	[9]
United States
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues												6,313,400,000		5,413,300,000		4,993,700,000
Total assets			18,140,900,000					12,724,400,000				18,140,900,000		12,724,400,000
Revenue earning equipment, net			10,221,300,000					7,621,200,000				10,221,300,000		7,621,200,000
Property and equipment, net			1,226,100,000					1,036,700,000				1,226,100,000		1,036,700,000
International
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Revenues												2,707,400,000		2,885,100,000		2,568,800,000
Total assets			5,149,300,000					4,942,900,000				5,149,300,000		4,942,900,000
Revenue earning equipment, net			2,687,000,000					2,484,200,000				2,687,000,000		2,484,200,000
Property and equipment, net			210,300,000					215,200,000				210,300,000		215,200,000
Other Income (Expense) [Member]
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												(44,000,000)	[4]	0	[4]	0	[4]
Car Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												1,020,100,000	[1]
Equipment Rental
Reconciliation of adjusted pre-tax income to income (loss) before income taxes
Income (loss) before income taxes												$ 227,000,000	[1]

[1]	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):
[2]	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.
[3]	Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.
[4]
[5]	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.
[6]	Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.
[7]	Represents the mark-to-market adjustment on our interest rate cap.
[8]	Primarily represents Dollar Thrifty related expenses and adjustments.
[9]	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

Contingencies and Off-Balance Sheet Commitments (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 California Tourism Assessments [Member]	Dec. 31, 2012 Hertz Equipment Rental Corporation [Member] Telephone Consumer Protection Act [Member]
Loss Contingencies [Line Items]
Public liability and property damage	$ 321,003,000	$ 332,232,000	$ 281,534,000
Period Prior to Filing of Claim During which Advertising Materials were Sent to Plaintiff without Consent					4 years
Percentage of Tourism Assessment Alleged to be Charged to Consumers				2.50%
Accrual for Environmental Loss Contingencies	$ 2,600,000	$ 2,600,000	$ 1,500,000

Restructuring (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended					12 Months Ended			60 Months Ended	66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended				66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended				66 Months Ended	72 Months Ended	66 Months Ended	72 Months Ended	3 Months Ended		12 Months Ended									3 Months Ended			12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended			12 Months Ended						3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012 employee	Jun. 30, 2012 employee	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 employee	Jun. 30, 2012	Dec. 31, 2012	Mar. 31, 2013 Car Rental	Mar. 31, 2012 Car Rental	Dec. 31, 2012 Car Rental	Dec. 31, 2011 Car Rental	Dec. 31, 2010 Car Rental	Dec. 31, 2008 Car Rental location	Jun. 30, 2012 Car Rental	Dec. 31, 2012 Car Rental	Mar. 31, 2013 Equipment Rental	Mar. 31, 2012 Equipment Rental	Dec. 31, 2012 Equipment Rental	Dec. 31, 2011 Equipment Rental	Dec. 31, 2010 Equipment Rental	Dec. 31, 2008 Equipment Rental branch	Jun. 30, 2012 Equipment Rental	Dec. 31, 2012 Equipment Rental	Jun. 30, 2012 Other	Dec. 31, 2012 Other	Mar. 31, 2013 Other reconciling items	Mar. 31, 2012 Other reconciling items	Dec. 31, 2012 Other reconciling items	Dec. 31, 2011 Other reconciling items	Dec. 31, 2010 Other reconciling items	Dec. 31, 2012 Direct Operating Expense [Member]	Dec. 31, 2011 Direct Operating Expense [Member]	Dec. 31, 2010 Direct Operating Expense [Member]	Dec. 31, 2012 Selling, general and administrative	Dec. 31, 2011 Selling, general and administrative	Dec. 31, 2010 Selling, general and administrative	Mar. 31, 2013 Termination benefits		Mar. 31, 2012 Termination benefits	Dec. 31, 2012 Termination benefits	Dec. 31, 2011 Termination benefits	Dec. 31, 2010 Termination benefits	Mar. 31, 2013 Pension and Post Retirement expense	Dec. 31, 2012 Pension and Post Retirement expense	Dec. 31, 2011 Pension and Post Retirement expense	Dec. 31, 2010 Pension and Post Retirement expense	Mar. 31, 2013 Consultant costs		Mar. 31, 2012 Consultant costs	Dec. 31, 2012 Consultant costs	Dec. 31, 2011 Consultant costs	Dec. 31, 2010 Consultant costs	Dec. 31, 2012 Asset writedowns	Dec. 31, 2011 Asset writedowns	Dec. 31, 2010 Asset writedowns	Mar. 31, 2013 Facility closure and lease obligation costs	Mar. 31, 2012 Facility closure and lease obligation costs	Dec. 31, 2012 Facility closure and lease obligation costs	Dec. 31, 2011 Facility closure and lease obligation costs	Dec. 31, 2010 Facility closure and lease obligation costs	Mar. 31, 2013 Facility closures	Dec. 31, 2012 Facility closures	Dec. 31, 2011 Facility closures	Dec. 31, 2012 Relocation costs and temporary labor costs	Dec. 31, 2011 Relocation costs and temporary labor costs	Dec. 31, 2010 Relocation costs and temporary labor costs	Mar. 31, 2013 Other	Dec. 31, 2012 Other	Dec. 31, 2011 Other	Dec. 31, 2010 Other	Dec. 31, 2012 FAS 88	Dec. 31, 2011 FAS 88	Dec. 31, 2011 Involuntary Benefits	Dec. 31, 2011 Impairment in Value of Assets [Member]
Restructuring details
Number of off-airport locations closed																	250
Number of branches in U.S. equipment rental segment closed																									22
Number of employees impacted			650	50					8,960
Restructuring charges incurred to date										$ 572.1	$ 568.4							$ 285.8	$ 282.7							$ 230.8	$ 230.3	$ 55.5	$ 55.4
Restructuring charges	3.7				6.7	38	56.4	54.7				3.1	3.5	26.4	16.6	18.1				0.5	3.2	8.8	40.5	34.7						0.1	0	2.8	(0.7)	1.9	22.6	46.6	43.5	15.4	9.8	11.2	2.3		2.7	26.2	14.4	12.2		1	0.4	0.4	0.3		0.2	1.2	1.3	1.1	0	23.2	20.4	1.1	3.8	8.9	16.5	14.3				0.4	0.6	5		0.3	0	1.3
Expected duration for payment of restructuring obligations (in months)																																									12 months			12 years
Restructuring reserve
Balance at beginning of period	21				21.6	21.6	17.5																																		12.4		9.1	9.1	6.3		0.2	0.2	0.2		0.3		0.6	0.6	0.1																8.1	11.7	10.9
Charges incurred	3.7					38	56.4																																		2.3			26.2	14.4		0	1	0.4		0.3			1.2	1.3																1.1	9.6	40.3
Cash payments	(6.9)					(26.8)	(18.4)																																		(5.7)			(22.6)	(15.5)		0	0	0		(0.4)			(0.9)	(0.6)																(0.8)	(3.3)	(2.3)
Other	(1.6)	[1]				(11.8)	(33.9)																																		(0.3)	[1]		(0.3)	3.9		0 [1]	(1)	(0.4)		0	[1]		(0.6)	(0.2)										1.3	(10.3)	(13.9)				(1.3) [1]	(9.9)	(37.2)		(1)	(0.4)	3.8	(23.2)
Balance at end of period	$ 16.2		$ 21			$ 21	$ 21.6	$ 17.5	$ 21.6		$ 21																														$ 8.7			$ 12.4	$ 9.1	$ 6.3	$ 0.2	$ 0.2	$ 0.2	$ 0.2	$ 0.2			$ 0.3	$ 0.6	$ 0.1															$ 7.1	$ 8.1	$ 11.7	$ 10.9

[1]	Primarily consists of increases of $1.3 million for facility closures and $0.3 million for foreign currency translation.

Financial Instruments (Details) (USD $)	3 Months Ended	12 Months Ended												3 Months Ended		12 Months Ended				3 Months Ended		12 Months Ended		3 Months Ended		12 Months Ended		3 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Interest rate caps	Dec. 31, 2012 Interest rate caps	Mar. 31, 2013 Foreign exchange forward contracts	Dec. 31, 2012 Foreign exchange forward contracts	Mar. 31, 2013 Foreign exchange options	Dec. 31, 2012 Foreign exchange options	Mar. 31, 2013 Level 2	Dec. 31, 2012 Level 2	Dec. 31, 2011 Level 2	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Derivatives not designated as hedging instruments Interest rate swaps	Dec. 31, 2011 Recurring Derivatives not designated as hedging instruments Interest rate swaps	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 1 Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Level 2	Dec. 31, 2012 Recurring Level 2	Dec. 31, 2011 Recurring Level 2	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 2 Derivatives not designated as hedging instruments Interest rate swaps	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Level 3 Derivatives not designated as hedging instruments Foreign exchange options	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Gasoline swaps	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Gasoline swaps	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Interest rate caps	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Foreign exchange forward contracts	Mar. 31, 2013 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2012 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Foreign exchange options	Dec. 31, 2011 Recurring Total Derivatives not designated as hedging instruments Interest rate swaps
Fair Value of Derivative Instruments
Asset Derivatives	$ 5,200	$ 4,500			$ 800	$ 900	$ 2,700	$ 3,400	$ 100	$ 200				$ 5,200,000		$ 4,500,000	$ 5,000,000	$ 0	$ 0	$ 800,000		$ 900,000	$ 500,000	$ 2,700,000		$ 3,400,000	$ 4,400,000	$ 100,000		$ 200,000	$ 100,000	$ 0	$ 0	$ 0	$ 0	$ 33,200,000			$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0				$ 5,200,000	$ 4,500,000	$ 5,000,000			$ 800,000	$ 900,000	$ 500,000	$ 2,700,000	$ 3,400,000	$ 4,400,000	$ 100,000	$ 200,000	$ 100,000		$ 0	$ 0	$ 0			$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 5,200,000	$ 4,500,000	$ 38,200,000			$ 800,000	$ 900,000	$ 500,000	$ 2,700,000	$ 3,400,000	$ 4,400,000	$ 100,000	$ 200,000	$ 100,000
Liability Derivatives	5,200	5,500			800	900	4,400	4,500						5,200,000		5,500,000	2,900,000	100,000	400,000	800,000		900,000	400,000	4,400,000		4,500,000	1,900,000	0		0	0	0	200,000	0	0	0	0	0	0	0	0	0	0	0							5,200,000	5,500,000	2,900,000	100,000	400,000	800,000	900,000	400,000	4,400,000	4,500,000	1,900,000				200,000	0	0	0	0	0	0	0	0	0	0	0				5,200,000	5,500,000		100,000	400,000	800,000	900,000	400,000	4,400,000	4,500,000	1,900,000				200,000
Amount of Gain or (Loss) Recognized in Income on Derivatives		8,470,000	0	0										5,800,000	(3,600,000)	(15,500,000)	(8,600,000)	700,000	2,600,000	100,000	0	(800,000)	0	4,100,000	(5,400,000)	(15,400,000)	(11,000,000)	(100,000)	0	0	(200,000)
Marketable Securities
Available-for-sale marketable equity securities included in prepaid expenses and other assets at fair value																																				33,200,000																	0															0														33,200,000
Debt
Maximum initial maturity period of borrowings	90 days	90 days
Aggregate fair value of all debt											16,413,400,000	15,529,400,000	11,092,400,000
Aggregate carrying value of all debt	$ 950,000,000	$ 1,419,000,000	$ 0																																													$ 15,862,300,000	$ 14,999,100,000	$ 10,925,600,000

Related Party Transactions (Details) (USD $)	1 Months Ended		12 Months Ended				12 Months Ended	1 Months Ended			1 Months Ended	3 Months Ended	12 Months Ended		0 Months Ended	12 Months Ended						3 Months Ended	1 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012	Aug. 31, 2012	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2011 Investment Funds Associated with or Designated by Clayton Dubilier and Rice Inc nominee	Mar. 31, 2013 Hertz Holdings	Dec. 31, 2011 Hertz Holdings	Jun. 29, 2007 Hertz Holdings	May 31, 2009 Clayton Dubilier and Rice Inc and the Carlyle Group Affiliated Investment Funds	Mar. 31, 2011 Goldmans, Sachs and Co	Dec. 31, 2011 Investment Funds Associated with or Designated by The Carlyle Group nominee	Dec. 31, 2011 Investment Funds Associated with or Designated by BAML Capital Partners nominee	Oct. 31, 2011 Director	Dec. 31, 2011 Director	Dec. 31, 2011 Lead Director [Member]	Dec. 31, 2011 Chairperson of Audit Committee	Dec. 31, 2011 Member of Audit Committee	Dec. 31, 2011 Chairperson of Compensation Committee	Dec. 31, 2011 Member of Compensation Committee	Mar. 31, 2011 JP Morgan	Dec. 31, 2005 Maximum Investment Funds Associated with or Designated by Investors Group request
Related Party Transactions
Number of Nominees							2						1	1
Number of Nominee Directors who shall Serve as Chairman or Lead Director							1
Outstanding debt with related parties	$ 193,000,000	$ 189,800,000	$ 189,800,000		$ 174,400,000
Aggregate maximum borrowings				1,950,000,000						100,000,000
Due from Hertz affiliates	13,737,000	12,809,000	12,809,000		0
Borrowings outstanding									400,000
Subscription Agreements Number of Common Stock Shares to be Issued											32,101,182
Subscription Agreements Common Stock Shares to be Issued Issue Price Per Share											$ 6.23
Subscription Agreements Proceeds Receivable from Issuance of Common Stock											200,000,000
Stock Issued During Period, Shares, New Issues											32,101,182
Common stock shares sold	60,050,777	50,000,000	50,000,000					60,050,777				50,000,000										50,000,000
Investors Group Ownership Percentage	12.50%					26.00%
Number of Nominee Directors who Shall Serve as Chairman of Executive and Governance Committee and Chairman of the Board of Directors or Lead Director							1
Registration Rights Agreement Exercise of Rights to Registrater Securities for Public Resale Number of Requests																							3
Director Compensation Policy Annual Retainer Fee															170,000	210,000
Director Compensation Policy Annual Retainer Fee Payable in Cash															70,000	85,000
Director Compensation Policy Annual Retainer Fee Payable in Shares															100,000	125,000
Director Compensation Policy Annual Cash Fee Paid																	$ 100,000	$ 35,000	$ 17,500	$ 35,000	$ 17,500

Quarterly Financial Information (Unaudited) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Data [Abstract]
Revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534
Income (loss) before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Parent's ownership percentage in Guarantor Subsidiaries	100.00%
ASSETS
Cash and cash equivalents	$ 653,772	$ 533,235	$ 594,586	$ 931,208	$ 2,374,006	$ 985,467
Restricted cash and cash equivalents	425,161	571,634		308,039
Receivables, less allowance for doubtful accounts	1,555,520	1,886,596		1,616,382
Due from Hertz affiliate	13,737	12,809		0
Inventories, at lower of cost or market	109,953	105,728		83,978
Prepaid expenses and other assets	547,993	461,502		416,134
Revenue earning equipment, net	13,969,224	12,908,336		10,105,409
Property and equipment, net	1,457,197	1,436,386		1,251,854
Investment in subsidiaries, net	0	0		0
Other intangible assets, net	4,002,046	4,032,111		2,562,234
Goodwill	1,352,694	1,341,872		392,094	328,600
Total assets	24,087,297	23,290,209		17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	0	0		412
Accounts payable	1,304,849	999,061		897,489
Accrued liabilities	1,205,583	1,178,460		1,126,338
Accrued taxes	192,293	167,314		162,984
Debt	15,876,109	15,014,474		10,907,849
Public liability and property damage	321,003	332,232		281,534
Deferred taxes on income	2,725,427	4,558,500		3,684,700
Deferred income tax liability		2,681,140		1,661,872
Total liabilities	21,625,264	20,372,681		15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	2,917,509		2,628,835
Noncontrolling interest	19	19		19
Total equity	2,462,033	2,917,528		2,628,854	2,502,429	2,461,948
Total liabilities and equity	24,087,297	23,290,209		17,667,332
Parent
ASSETS
Cash and cash equivalents	237,487	24,602	153,037	565,002	1,754,378	108,522
Restricted cash and cash equivalents	52,629	32,681		44,663
Receivables, less allowance for doubtful accounts	453,072	544,454		297,292
Due from Hertz affiliate	947,560	1,047,986		655,411
Inventories, at lower of cost or market	29,087	24,422		22,440
Prepaid expenses and other assets	2,773,720	2,570,539		2,088,579
Revenue earning equipment, net	178,584	104,207		167,304
Property and equipment, net	874,364	865,694		824,381
Investment in subsidiaries, net	7,053,579	6,964,916		4,413,289
Other intangible assets, net	75,352	74,606		94,682
Goodwill	106,210	106,210		100,221
Total assets	12,781,644	12,360,317		9,273,264
LIABILITIES AND EQUITY
Due to Hertz affiliate	2,407,240	2,254,223		1,251,347
Accounts payable	215,964	239,247		188,695
Accrued liabilities	659,056	605,680		607,673
Accrued taxes	66,745	54,357		54,559
Debt	6,874,447	6,190,040		4,434,274
Public liability and property damage	96,178	99,261		107,881
Deferred taxes on income	0	0
Deferred income tax liability		0		0
Total liabilities	10,319,630	9,442,808		6,644,429
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	2,917,509		2,628,835
Noncontrolling interest	0	0		0
Total equity	2,462,014	2,917,509		2,628,835	2,485,927	2,444,655
Total liabilities and equity	12,781,644	12,360,317		9,273,264
Guarantor Subsidiaries
ASSETS
Cash and cash equivalents	23,806	2,578	14,152	7,385	5,158	6,043
Restricted cash and cash equivalents	15,892	14,535		28,130
Receivables, less allowance for doubtful accounts	448,096	292,467		218,754
Due from Hertz affiliate	2,105,430	59,181		65,972
Inventories, at lower of cost or market	40,550	34,101		26,541
Prepaid expenses and other assets	260,833	183,573		32,974
Revenue earning equipment, net	1,784,593	1,734,325		1,505,867
Property and equipment, net	322,651	206,332		170,874
Investment in subsidiaries, net	1,314,027	506,123		460,201
Other intangible assets, net	3,872,441	2,352,342		2,363,617
Goodwill	1,032,640	133,923		67,228
Total assets	11,220,959	5,519,480		4,947,543
LIABILITIES AND EQUITY
Due to Hertz affiliate	2,432,035	628,275		266,604
Accounts payable	287,227	157,742		165,258
Accrued liabilities	231,590	84,992		209,263
Accrued taxes	30,817	11,511		134,186
Debt	71,574	49,445		4,237
Public liability and property damage	51,767	10,390		14,025
Deferred taxes on income	2,217,649	2,205,669
Deferred income tax liability		1,776,199		1,449,171
Total liabilities	5,322,659	2,718,554		2,242,744
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	5,898,300	2,800,926		2,704,799
Noncontrolling interest	0	0		0
Total equity	5,898,300	2,800,926		2,704,799
Total liabilities and equity	11,220,959	5,519,480		4,947,543
Non-Guarantor Subsidiaries
ASSETS
Cash and cash equivalents	392,479	506,055	427,397	358,821	614,470	870,902
Restricted cash and cash equivalents	356,640	524,418		235,246
Receivables, less allowance for doubtful accounts	677,783	1,049,675		1,100,336
Due from Hertz affiliate	3,623,523	2,199,247		1,194,041
Inventories, at lower of cost or market	40,316	47,205		34,997
Prepaid expenses and other assets	168,120	203,678		137,189
Revenue earning equipment, net	12,006,047	11,069,804		8,432,238
Property and equipment, net	260,182	364,360		256,599
Other intangible assets, net	54,253	1,605,163		103,935
Goodwill	213,844	1,101,739		224,645
Total assets	17,793,187	18,671,344		12,078,047
LIABILITIES AND EQUITY
Due to Hertz affiliate	1,823,500	411,107		397,885
Accounts payable	801,658	602,072		543,536
Accrued liabilities	338,368	487,788		309,402
Accrued taxes	1,199,016	1,003,127		(13,889)
Debt	8,930,088	8,774,989		6,469,338
Public liability and property damage	173,058	222,581		159,628
Deferred taxes on income	2,058,173	2,070,078
Deferred income tax liability		2,499,548		2,043,437
Total liabilities	15,323,861	14,001,212		9,909,337
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,469,307	4,670,113		2,168,691
Noncontrolling interest	19	19		19
Total equity	2,469,326	4,670,132		2,168,710
Total liabilities and equity	17,793,187	18,671,344		12,078,047
Eliminations
ASSETS
Cash and cash equivalents	0	0	0	0	0	0
Restricted cash and cash equivalents	0	0		0
Receivables, less allowance for doubtful accounts	(23,431)	0		0
Due from Hertz affiliate	(6,662,776)	(3,293,605)		(1,915,424)
Inventories, at lower of cost or market	0	0		0
Prepaid expenses and other assets	(2,654,680)	(2,496,288)		(1,842,608)
Revenue earning equipment, net	0	0		0
Property and equipment, net	0	0		0
Investment in subsidiaries, net	(8,367,606)	(7,471,039)		(4,873,490)
Other intangible assets, net	0	0		0
Goodwill	0	0		0
Total assets	(17,708,493)	(13,260,932)		(8,631,522)
LIABILITIES AND EQUITY
Due to Hertz affiliate	(6,662,775)	(3,293,605)		(1,915,424)
Accounts payable	0	0		0
Accrued liabilities	(23,431)	0		0
Accrued taxes	(1,104,285)	(901,681)		(11,872)
Debt	0	0		0
Public liability and property damage	0	0		0
Deferred taxes on income	(1,550,395)	(1,594,607)
Deferred income tax liability		(1,594,607)		(1,830,736)
Total liabilities	(9,340,886)	(5,789,893)		(3,758,032)
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	(8,367,607)	(7,471,039)		(4,873,490)
Noncontrolling interest	0	0		0
Total equity	(8,367,607)	(7,471,039)		(4,873,490)
Total liabilities and equity	$ (17,708,493)	$ (13,260,932)		$ (8,631,522)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534
Expenses:
Direct operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394
Depreciation of revenue earning equipment and lease charges	587,027				515,106					2,148,158	1,905,739	1,868,147
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442
Interest Income (Expense), Net										592,886	644,703	714,224
Interest income	(1,834)				(1,092)					(4,902)	(5,551)	(12,315)
Other (income) expense, net	(598)				(457)					35,542	62,548	5
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Provision for taxes on income	(59,468)				(24,226)					(227,073)	(143,846)	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	0				0					0	0	0
Net income	26,483				(48,241)					275,779	230,049	(1,000)
Less: Net income attributable to noncontrolling interest										0	(19,560)	(17,383)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483	(28,300)	251,300	101,000	(48,241)	58,800	212,600	62,100	(123,000)	275,779	210,489	(18,383)
Parent
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	1,054,476				967,967					4,259,049	4,068,310	3,961,435
Expenses:
Direct operating	612,924				571,851					2,384,829	2,262,371	2,217,864
Depreciation of revenue earning equipment and lease charges	661,302				538,717					2,402,032	1,996,733	1,938,416
Selling, general and administrative	107,284				104,123					448,100	326,794	320,192
Interest Income (Expense), Net										253,437	299,099	297,276
Interest income	(8)				(113)
Other (income) expense, net	48				0					(10,656)	62,396	9,915
Total expenses	1,462,733				1,278,215					5,477,742	4,947,393	4,783,663
Income before income taxes	(408,257)				(310,248)					(1,218,693)	(879,083)	(822,228)
Provision for taxes on income	148,353				111,243					476,444	342,469	314,692
Equity in earnings (losses) of subsidiaries (net of tax)	286,387				150,764					1,018,028	747,103	489,153
Net income	26,483				(48,241)					275,779	210,489	(18,383)
Less: Net income attributable to noncontrolling interest											0	0
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483				(48,241)					275,779	210,489	(18,383)
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	622,087				209,801					975,500	809,093	701,264
Expenses:
Direct operating	352,931				133,269					553,099	497,053	452,674
Depreciation of revenue earning equipment and lease charges	152,462				44,488					198,322	180,807	200,252
Selling, general and administrative	59,701				25,542					123,300	85,414	67,739
Interest Income (Expense), Net										39,679	27,226	20,068
Interest income	(1,383)				(157)
Other (income) expense, net	(31)				(5)					(19)	(18)	(3)
Total expenses	573,913				212,984					914,381	790,482	740,730
Income before income taxes	48,174				(3,183)					61,119	18,611	(39,466)
Provision for taxes on income	(17,870)				657					(44,846)	(10,016)	10,718
Equity in earnings (losses) of subsidiaries (net of tax)	54,784				11,256					45,922	26,215	(5,268)
Net income	85,088				8,730					62,195	34,810	(34,016)
Less: Net income attributable to noncontrolling interest											0	0
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	85,088				8,730					62,195	34,810	(34,016)
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	1,503,266				1,341,215					6,255,039	5,733,827	5,350,348
Expenses:
Direct operating	385,569				409,038					1,857,860	1,806,954	1,612,856
Depreciation of revenue earning equipment and lease charges	516,206				489,959					2,016,585	2,041,049	2,179,992
Selling, general and administrative	84,683				78,071					374,181	332,909	276,511
Interest Income (Expense), Net										299,770	318,378	396,880
Interest income	(443)				(822)
Other (income) expense, net	(519)				(452)					46,217	170	(9,907)
Total expenses	1,057,232				1,051,799					4,594,613	4,499,460	4,456,332
Income before income taxes	446,034				289,416					1,660,426	1,234,367	894,016
Provision for taxes on income	(189,951)				(136,126)					(658,671)	(476,299)	(358,732)
Equity in earnings (losses) of subsidiaries (net of tax)	0
Net income	256,083				153,290					1,001,755	758,068	535,284
Less: Net income attributable to noncontrolling interest											(19,560)	(17,383)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	256,083				153,290					1,001,755	738,508	517,901
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	(743,321)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Expenses:
Direct operating	(234)				0					0	0	0
Depreciation of revenue earning equipment and lease charges	(742,943)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Selling, general and administrative	(144)				0					0	0	0
Interest Income (Expense), Net										0	0	0
Interest income	0				0
Other (income) expense, net	0				0					0	0	0
Total expenses	(743,321)				(558,058)					(2,468,781)	(2,312,850)	(2,450,513)
Income before income taxes	0				0					0	0	0
Provision for taxes on income	0				0					0	0	0
Equity in earnings (losses) of subsidiaries (net of tax)	(341,171)				(162,020)					(1,063,950)	(773,318)	(483,885)
Net income	(341,171)				(162,020)					(1,063,950)	(773,318)	(483,885)
Less: Net income attributable to noncontrolling interest											0	0
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ (341,171)				$ (162,020)					$ (1,063,950)	$ (773,318)	$ (483,885)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 3) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income	$ 26,483,000	$ (48,241,000)	$ 275,779,000	$ 230,049,000	$ (1,000,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	2,210,000	(15,903,000)	277,301,000	163,812,000	40,154,000
Less: Comprehensive income attributable to noncontrolling interest			0	(19,560,000)	(17,383,000)
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	2,210,000	(15,903,000)	277,301,000	144,252,000	22,771,000
Parent
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income	26,483,000	(48,241,000)	275,779,000	210,489,000	(18,383,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	2,210,000	(15,903,000)	277,301,000	144,252,000	22,771,000
Less: Comprehensive income attributable to noncontrolling interest				0	0
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder				144,252,000	22,771,000
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income	85,088,000	8,730,000	62,195,000	34,810,000	(34,016,000)
Other comprehensive income, net of tax	2,789,000	0	121,000	0	0
Comprehensive income	87,877,000	8,730,000	62,316,000	34,810,000	(34,016,000)
Less: Comprehensive income attributable to noncontrolling interest				0	0
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder				34,810,000	(34,016,000)
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income	256,083,000	153,290,000	1,001,755,000	758,068,000	535,284,000
Other comprehensive income, net of tax	(26,916,000)	29,262,000	6,816,000	(34,619,000)	28,427,000
Comprehensive income	229,167,000	182,552,000	1,008,571,000	723,449,000	563,711,000
Less: Comprehensive income attributable to noncontrolling interest				(19,560,000)	(17,383,000)
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder				703,889,000	546,328,000
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Net income	(341,171,000)	(162,020,000)	(1,063,950,000)	(773,318,000)	(483,885,000)
Other comprehensive income, net of tax	24,127,000	(29,262,000)	(6,937,000)	34,619,000	(28,427,000)
Comprehensive income	(317,044,000)	(191,282,000)	(1,070,887,000)	(738,699,000)	(512,312,000)
Less: Comprehensive income attributable to noncontrolling interest				0	0
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder				$ (738,699,000)	$ (512,312,000)

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements (Details 4) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	$ 738,362	$ 492,034	$ 2,748,412	$ 2,258,521	$ 2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	142,642	97,639	(261,605)	(101,766)	160,516
Revenue earning equipment expenditures	(3,252,980)	(2,648,695)	(9,613,239)	(9,454,311)	(8,440,872)
Proceeds from disposal of revenue earning equipment	2,237,878	2,009,336	7,125,096	7,850,442	7,518,446
Property and equipment expenditures	(80,060)	(74,222)	(312,786)	(281,695)	(179,209)
Proceeds from disposal of property and equipment	23,456	47,631	137,694	53,814	38,905
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0	0	(6,173)
Acquisitions, net of cash acquired	(2,784)	(147,314)	(1,905,168)	(227,081)	(47,571)
Proceeds from disposal of business	0		84,497	0	0
Purchase of short-term investments, net			0	(32,891)	3,491
Other investing activities	(469)	(140)	(1,779)	586	2,726
Net cash used in investing activities	(932,317)	(715,765)	(4,747,290)	(2,192,902)	(943,568)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities			0	0	(258)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,201,582	264,599	2,237,280	3,062,479	2,635,713
Payment of long-term debt	(298,628)	(453,279)	(952,144)	(3,649,300)	(2,954,233)
Short-term borrowings:
Proceeds	128,785	40,650	438,387	460,890	490,490
Payments	(195,326)	(243,276)	(1,280,143)	(1,194,056)	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(31,986)	325,247	1,273,164	(57,329)	1,026,070
Distributions to noncontrolling interest			0	(23,100)	(18,200)
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0
Payment of dividends and return of capital	(467,248)	0	(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202	985	4,275	3,577	3,208
Loan from Hertz Global Holdings, Inc.	(929)	(13,553)	(13,220)	(984)	(6,173)
Purchase of noncontrolling interest	0	(38,000)	(38,000)	0	0
Payment of financing costs	(15,402)	(4,217)	(49,433)	(91,482)	(78,151)
Net cash provided by (used in) financing activities	322,050	(120,844)	1,595,166	(1,512,255)	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	(7,558)	7,953	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	120,537	(336,622)	(397,973)	(1,442,798)	1,388,539
Cash and cash equivalents at beginning of period	533,235	931,208	931,208	2,374,006	985,467
Cash and cash equivalents at end of period	653,772	594,586	533,235	931,208	2,374,006
Parent
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	(16,676)	(85,386)	1,677,648	1,000,597	337,055
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	(12,892)	11,981	(28,570)	19,932
Revenue earning equipment expenditures	(53,781)	(44,339)	(88,120)	(142,134)	(188,057)
Proceeds from disposal of revenue earning equipment	33,717	32,664	79,390	163,330	169,451
Property and equipment expenditures	(48,897)	(39,489)	(173,053)	(189,562)	(92,415)
Proceeds from disposal of property and equipment	12,193	39,597	67,370	23,952	4,311
Capital contributions to subsidiaries	(283,100)	(1,362,719)	(4,267,118)	(3,549,088)	(1,544,332)
Return of capital from subsidiaries	356,274	1,340,884	1,829,256	2,590,025	1,877,095
Loan to Parent From Non-Guarantor	0	0	0	490,273	(6,173)
Acquisitions, net of cash acquired	0	0	(1,708,520)	(214,384)	(35)
Proceeds from disposal of business	0		0
Purchase of short-term investments, net			0	(32,891)	3,183
Other investing activities	0	0	0	0	0
Net cash used in investing activities	(3,542)	(46,294)	(4,248,814)	(1,379,322)	249,133
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities			0	0	(258)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	260,000	2,210,000	2,455,309	1,209,866
Payment of long-term debt	(5,606)	(451,104)	(650,407)	(3,596,295)	(73,342)
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	(14,949)	(26,775)	(29,224)	(2,615)
Proceeds (payments) under the revolving lines of credit, net	440,000	145,000	220,000	(29,128)	(18,907)
Distributions to noncontrolling interest				0	0
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	20,923	(165,110)	385,108	490,273	0
Payment of dividends and return of capital	(467,248)	0	(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202	985	4,275	3,577	3,208
Loan from Hertz Global Holdings, Inc.	(929)	(13,553)	(13,220)	(984)	(6,173)
Purchase of noncontrolling interest		(38,000)	(38,000)	0	0
Payment of financing costs	(5,239)	(3,554)	(35,215)	(81,229)	(29,111)
Net cash provided by (used in) financing activities	233,103	(280,285)	2,030,766	(810,651)	1,059,668
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	212,885	(411,965)	(540,400)	(1,189,376)	1,645,856
Cash and cash equivalents at beginning of period	24,602	565,002	565,002	1,754,378	108,522
Cash and cash equivalents at end of period	237,487	153,037	24,602	565,002	1,754,378
Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	141,861	209,743	690,292	773,170	88,941
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	1,271	5,647	13,596	(2,662)	(17,514)
Revenue earning equipment expenditures	(132,612)	(132,572)	(763,610)	(670,056)	(96,452)
Proceeds from disposal of revenue earning equipment	48,321	88,322	276,342	170,522	75,139
Property and equipment expenditures	(8,422)	(18,816)	(32,022)	(29,696)	(14,137)
Proceeds from disposal of property and equipment	2,316	3,215	11,839	9,263	10,416
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	0	0	0	0	0
Acquisitions, net of cash acquired	(2,784)	(147,314)	(196,648)	(2,100)	(43,789)
Proceeds from disposal of business	0		0
Purchase of short-term investments, net				0	94
Other investing activities	0	0	0	(13,602)	0
Net cash used in investing activities	(91,910)	(201,518)	(690,503)	(538,331)	(86,243)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities					0
Cash flows from financing activities:
Proceeds from issuance of long-term debt	0	0	0	0	0
Payment of long-term debt	(5)	(4)	(18)	(17)	(68)
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	0	0	0	0
Proceeds (payments) under the revolving lines of credit, net	(2,589)	(1,135)	(1,262)	(229,778)	(3,515)
Distributions to noncontrolling interest				0	0
Capital contributions received from parent	0	0	0	0	0
Loan to Parent From Non-Guarantor	(30,000)	0	0
Payment of dividends and return of capital	0	0	0	0	0
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	(103)	(319)	(3,316)	(2,817)	0
Net cash provided by (used in) financing activities	(32,697)	(1,458)	(4,596)	(232,612)	(3,583)
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	17,254	6,767	(4,807)	2,227	(885)
Cash and cash equivalents at beginning of period	2,578	7,385	7,385	5,158	6,043
Cash and cash equivalents at end of period	23,806	14,152	2,578	7,385	5,158
Non-Guarantor Subsidiaries
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	839,311	526,814	1,155,789	1,038,124	2,193,486
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	161,319	104,884	(287,182)	(70,534)	158,098
Revenue earning equipment expenditures	(3,066,587)	(2,471,784)	(8,761,509)	(8,642,121)	(8,156,363)
Proceeds from disposal of revenue earning equipment	2,155,840	1,888,350	6,769,364	7,516,590	7,273,856
Property and equipment expenditures	(22,741)	(15,917)	(107,711)	(62,437)	(72,657)
Proceeds from disposal of property and equipment	8,947	4,819	58,485	20,599	24,178
Capital contributions to subsidiaries	0	0	0	0	0
Return of capital from subsidiaries	0	0	0	0	0
Loan to Parent From Non-Guarantor	9,077	165,110	(385,108)	0	0
Acquisitions, net of cash acquired	0	0	0	(10,597)	(3,747)
Proceeds from disposal of business	0		84,497
Purchase of short-term investments, net				0	214
Other investing activities	(469)	(140)	(1,779)	14,188	2,726
Net cash used in investing activities	(754,614)	(324,678)	(2,630,943)	(1,724,585)	(773,695)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities					0
Cash flows from financing activities:
Proceeds from issuance of long-term debt	951,582	4,599	27,280	607,170	1,425,847
Payment of long-term debt	(293,017)	(2,171)	(301,719)	(52,988)	(2,880,823)
Short-term borrowings:
Proceeds	128,785	40,650	438,387	460,890	490,490
Payments	(195,326)	(228,327)	(1,253,368)	(1,164,832)	(968,334)
Proceeds (payments) under the revolving lines of credit, net	(469,397)	181,382	1,054,426	201,577	1,048,492
Distributions to noncontrolling interest				(23,100)	(18,200)
Capital contributions received from parent	283,100	1,362,719	4,267,118	3,549,088	1,544,332
Loan to Parent From Non-Guarantor	0	0	0	(490,273)
Payment of dividends and return of capital	(582,408)	(1,500,021)	(2,604,573)	(3,143,395)	(2,258,650)
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	(10,060)	(344)	(10,902)	(7,436)	(49,040)
Net cash provided by (used in) financing activities	(186,741)	(141,513)	1,616,649	426,974	(1,665,886)
Effect of foreign exchange rate changes on cash and cash equivalents	(7,558)	(7,953)	5,739	3,838	(10,337)
Net decrease in cash and cash equivalents during the period	(109,602)	68,576	147,234	(255,649)	(256,432)
Cash and cash equivalents at beginning of period	506,055	358,821	358,821	614,470	870,902
Cash and cash equivalents at end of period	392,479	427,397	506,055	358,821	614,470
Eliminations
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by (used in) operating activities	(226,134)	(159,137)	(775,317)	(553,370)	(381,555)
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	0	0	0	0	0
Revenue earning equipment expenditures	0	0	0	0	0
Proceeds from disposal of revenue earning equipment	0	0	0	0	0
Property and equipment expenditures	0	0	0	0	0
Proceeds from disposal of property and equipment	0	0	0	0	0
Capital contributions to subsidiaries	283,100	1,362,719	4,267,118	3,549,088	1,544,332
Return of capital from subsidiaries	(356,274)	(1,340,884)	(1,829,256)	(2,590,025)	(1,877,095)
Loan to Parent From Non-Guarantor	(9,077)	(165,110)	385,108	(490,273)	0
Acquisitions, net of cash acquired	0	0	0	0	0
Proceeds from disposal of business	0		0
Purchase of short-term investments, net				0	0
Other investing activities	0	0	0	0	0
Net cash used in investing activities	(82,251)	(143,275)	2,822,970	1,449,336	(332,763)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities					0
Cash flows from financing activities:
Proceeds from issuance of long-term debt	0	0	0	0	0
Payment of long-term debt	0	0	0	0	0
Short-term borrowings:
Proceeds	0	0	0	0	0
Payments	0	0	0	0	0
Proceeds (payments) under the revolving lines of credit, net	0	0	0	0	0
Distributions to noncontrolling interest				0	0
Capital contributions received from parent	(283,100)	(1,362,719)	(4,267,118)	(3,549,088)	(1,544,332)
Loan to Parent From Non-Guarantor	9,077	165,110	(385,108)	490,273
Payment of dividends and return of capital	582,408	1,500,021	2,604,573	3,143,395	2,258,650
Proceeds from employee stock purchase plan	0	0	0	0	0
Loan from Hertz Global Holdings, Inc.	0	0	0	0
Purchase of noncontrolling interest		0	0
Payment of financing costs	0	0	0	0	0
Net cash provided by (used in) financing activities	308,385	302,412	(2,047,653)	(895,966)	714,318
Effect of foreign exchange rate changes on cash and cash equivalents	0	0	0	0	0
Net decrease in cash and cash equivalents during the period	0	0	0	0	0
Cash and cash equivalents at beginning of period	0	0	0	0	0
Cash and cash equivalents at end of period	$ 0	$ 0	$ 0	$ 0	$ 0

Subsequent Events (Details) (USD $)	Jan. 31, 2013 Class-A, 3 year	Jan. 31, 2013 Class-B, 3 year	Jan. 31, 2013 Class-A, 5 year	Jan. 31, 2013 Class-B, 5 year	Jan. 23, 2013 Subsequent event Rental Car Asset Backed Notes, Class A and Class B [Member]	Jan. 23, 2013 Subsequent event Class-A, 3 year	Jan. 23, 2013 Subsequent event Class-B, 3 year	Jan. 23, 2013 Subsequent event Class-A, 5 year	Jan. 23, 2013 Subsequent event Class-B, 5 year
Subsequent events
Face amount	$ 282,750,000	$ 42,250,000	$ 543,750,000	$ 81,250,000	$ 950,000,000	$ 282,750,000	$ 42,250,000	$ 543,750,000	$ 81,250,000
Coupon	1.12%	1.86%	1.83%	2.48%		1.12%	1.86%	1.83%	2.48%

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 653,772,000	$ 533,235,000	$ 594,586,000	$ 931,208,000	$ 2,374,006,000	$ 985,467,000
Restricted cash and cash equivalents	425,161,000	571,634,000		308,039,000
Receivables, less allowance for doubtful accounts	1,555,520,000	1,886,596,000		1,616,382,000
Due from Hertz affiliates	13,737,000	12,809,000		0
Inventories, at lower of cost or market	109,953,000	105,728,000		83,978,000
Prepaid expenses and other assets	547,993,000	461,502,000		416,134,000
Revenue earning equipment, net	13,969,224,000	12,908,336,000		10,105,409,000
Property and equipment, net	1,457,197,000	1,436,386,000		1,251,854,000
Other intangible assets, net	4,002,046,000	4,032,111,000		2,562,234,000
Goodwill	1,352,694,000	1,341,872,000		392,094,000	328,600,000
Total assets	24,087,297,000	23,290,209,000		17,667,332,000
LIABILITIES AND STOCKHOLDERS' EQUITY
Due to Hertz affiliates	0	0		412,000
Accounts payable	1,304,849,000	999,061,000		897,489,000
Accrued liabilities	1,205,583,000	1,178,460,000		1,126,338,000
Accrued taxes	192,293,000	167,314,000		162,984,000
Debt	15,876,109,000	15,014,474,000		10,907,849,000
Public liability and property damage	321,003,000	332,232,000		281,534,000
Total Liabilities	21,625,264,000	20,372,681,000		15,038,478,000
Stockholders' equity:
Common Stock, Value, Issued	0	0		0
Additional paid-in capital	3,519,541,000	3,509,998,000		3,473,625,000
Accumulated deficit	(1,006,362,000)	(565,597,000)		(816,376,000)
Accumulated other comprehensive loss	(51,165,000)	(26,892,000)	3,922,000	(28,414,000)
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014,000	2,917,509,000		2,628,835,000
Total liabilities and equity	24,087,297,000	23,290,209,000		17,667,332,000
Stock Transactions, Parenthetical Disclosures [Abstract]
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01		$ 0.01
Common Stock, shares authorized	3,000	3,000		3,000
Common Stock, shares issued	100	100		100
Common Stock, shares outstanding	100	100		100
Parent
ASSETS
Cash and cash equivalents	237,487,000	24,602,000	153,037,000	565,002,000	1,754,378,000	108,522,000
Restricted cash and cash equivalents	52,629,000	32,681,000		44,663,000
Receivables, less allowance for doubtful accounts	453,072,000	544,454,000		297,292,000
Due from Hertz affiliates	947,560,000	1,047,986,000		655,411,000
Inventories, at lower of cost or market	29,087,000	24,422,000		22,440,000
Prepaid expenses and other assets	2,773,720,000	2,570,539,000		2,088,579,000
Revenue earning equipment, net	178,584,000	104,207,000		167,304,000
Property and equipment, net	874,364,000	865,694,000		824,381,000
Investments in subsidiaries, net		6,964,916,000		4,413,289,000
Other intangible assets, net	75,352,000	74,606,000		94,682,000
Goodwill	106,210,000	106,210,000		100,221,000
Total assets	12,781,644,000	12,360,317,000		9,273,264,000
LIABILITIES AND STOCKHOLDERS' EQUITY
Due to Hertz affiliates	2,407,240,000	2,254,223,000		1,251,347,000
Accounts payable	215,964,000	239,247,000		188,695,000
Accrued liabilities	659,056,000	605,680,000		607,673,000
Accrued taxes	66,745,000	54,357,000		54,559,000
Debt	6,874,447,000	6,190,040,000		4,434,274,000
Public liability and property damage	96,178,000	99,261,000		107,881,000
Total Liabilities	10,319,630,000	9,442,808,000		6,644,429,000
Stockholders' equity:
Common Stock, Value, Issued		0		0
Additional paid-in capital		3,509,998,000		3,473,625,000
Accumulated deficit		(565,597,000)		(816,376,000)
Accumulated other comprehensive loss		(26,892,000)		(28,414,000)
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014,000	2,917,509,000		2,628,835,000
Total liabilities and equity	$ 12,781,644,000	$ 12,360,317,000		$ 9,273,264,000
Stock Transactions, Parenthetical Disclosures [Abstract]
Common Stock, par value (in dollars per share)		$ 0.01		$ 0.01
Common Stock, shares authorized		3,000		3,000
Common Stock, shares issued		100		100	100
Common Stock, shares outstanding		100		100

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534
Expenses:
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442
Interest expense, net of interest income										592,886	644,703	714,224
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322
Provision for taxes on income	(59,468)				(24,226)					(227,073)	(143,846)	(33,322)
Net income	26,483				(48,241)					275,779	230,049	(1,000)
Direct operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394
Depreciation of revenue earning equipment and lease charges	587,027				515,106					2,148,158	1,905,739	1,868,147
Other Nonoperating Income (Expense)	(598)				(457)					35,542	62,548	5
Equity in earnings (losses) of subsidiaries (net of tax)	0				0					0	0	0
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483	(28,300)	251,300	101,000	(48,241)	58,800	212,600	62,100	(123,000)	275,779	210,489	(18,383)
Parent
Condensed Financial Statements, Captions [Line Items]
Revenues	1,054,476				967,967					4,259,049	4,068,310	3,961,435
Expenses:
Selling, general and administrative	107,284				104,123					448,100	326,794	320,192
Interest expense, net of interest income										253,437	299,099	297,276
Total expenses	1,462,733				1,278,215					5,477,742	4,947,393	4,783,663
Income before income taxes	(408,257)				(310,248)					(1,218,693)	(879,083)	(822,228)
Provision for taxes on income	148,353				111,243					476,444	342,469	314,692
Net income	26,483				(48,241)					275,779	210,489	(18,383)
Direct operating	612,924				571,851					2,384,829	2,262,371	2,217,864
Depreciation of revenue earning equipment and lease charges	661,302				538,717					2,402,032	1,996,733	1,938,416
Other Nonoperating Income (Expense)	48				0					(10,656)	62,396	9,915
Equity in earnings (losses) of subsidiaries (net of tax)	286,387				150,764					1,018,028	747,103	489,153
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483				$ (48,241)					$ 275,779	$ 210,489	$ (18,383)

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details 3) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 26,483,000	$ (48,241,000)	$ 275,779,000	$ 230,049,000	$ (1,000,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	2,210,000	(15,903,000)	277,301,000	163,812,000	40,154,000
Parent
Net income	26,483,000	(48,241,000)	275,779,000	210,489,000	(18,383,000)
Other comprehensive income, net of tax	(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000
Comprehensive income	$ 2,210,000	$ (15,903,000)	$ 277,301,000	$ 144,252,000	$ 22,771,000

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details 4) (USD $)	3 Months Ended									12 Months Ended						3 Months Ended			3 Months Ended			3 Months Ended			3 Months Ended		12 Months Ended							12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Common Stock	Dec. 31, 2011 Common Stock	Dec. 31, 2010 Common Stock	Mar. 31, 2013 Additional Paid-In Capital	Dec. 31, 2011 Additional Paid-In Capital	Dec. 31, 2010 Additional Paid-In Capital	Mar. 31, 2013 Retained Earnings (Accumulated Deficit)	Dec. 31, 2011 Retained Earnings (Accumulated Deficit)	Dec. 31, 2010 Retained Earnings (Accumulated Deficit)	Mar. 31, 2013 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2011 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2010 Accumulated Other Comprehensive Income (Loss)	Mar. 31, 2013 Parent	Mar. 31, 2012 Parent	Dec. 31, 2012 Parent	Dec. 31, 2011 Parent	Dec. 31, 2010 Parent	Dec. 31, 2012 Parent Common Stock	Dec. 31, 2011 Parent Common Stock	Dec. 31, 2010 Parent Common Stock	Dec. 31, 2009 Parent Common Stock	Dec. 31, 2012 Parent Additional Paid-In Capital	Dec. 31, 2011 Parent Additional Paid-In Capital	Dec. 31, 2010 Parent Additional Paid-In Capital	Dec. 31, 2012 Parent Retained Earnings (Accumulated Deficit)	Dec. 31, 2011 Parent Retained Earnings (Accumulated Deficit)	Dec. 31, 2010 Parent Retained Earnings (Accumulated Deficit)	Dec. 31, 2012 Parent Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2011 Parent Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2010 Parent Accumulated Other Comprehensive Income (Loss)
Noncontrolling Interest, Decrease from Redemptions or Purchase of Interests, Tax Effect										$ 0	$ 9,798,000	$ 0
Increase (Decrease) in Stockholders' Equity
Beginning Balance (Shares)	100				100					100			100	100	100										100	100	100	100					100
Beginning Balance	2,917,528,000				2,628,854,000				2,502,429,000	2,628,854,000	2,502,429,000	2,461,948,000	0	0	0	3,509,998,000	3,473,625,000	3,452,019,000	(565,597,000)	(816,376,000)	(1,003,915,000)	(26,892,000)	(28,414,000)	37,823,000	2,917,509,000	2,628,835,000	2,628,835,000	2,485,927,000	2,444,655,000	0	0	0	0	3,473,625,000	3,452,019,000	3,410,518,000	(816,376,000)	(1,003,915,000)	(962,532,000)	(28,414,000)	37,823,000	(3,331,000)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483,000	(28,300,000)	251,300,000	101,000,000	(48,241,000)	58,800,000	212,600,000	62,100,000	(123,000,000)	275,779,000	210,489,000	(18,383,000)													26,483,000	(48,241,000)	275,779,000	210,489,000	(18,383,000)								275,779,000	210,489,000	(18,383,000)
Dividends paid to Hertz Global Holdings, Inc.	467,248,000									(25,000,000)	(22,950,000)	(23,000,000)							467,248,000								(25,000,000)	(22,950,000)	(23,000,000)								(25,000,000)	(22,950,000)	(23,000,000)
Other comprehensive income	(24,273,000)				32,338,000					1,522,000	(66,237,000)	41,154,000										24,273,000			(24,273,000)	32,338,000	1,522,000	(66,237,000)	41,154,000											1,522,000	(66,237,000)	41,154,000
Stock-based employee compensation charges, net of tax of $0	7,984,000									29,855,000	31,093,000	36,560,000				7,984,000											29,855,000	31,093,000	36,560,000					29,855,000	31,093,000	36,560,000
Excess tax benefits from exercise of stock options												(258,000)																	(258,000)							(258,000)
Acquisition of remaining portion of non-controlling interest, net of tax of $9,798											(28,230,000)																	(15,287,000)							(15,287,000)
Proceeds from employee stock purchase plan	1,414,000									5,030,000	4,208,000	3,774,000				1,414,000											5,030,000	4,208,000	3,774,000					5,030,000	4,208,000	3,774,000
Hertz Holdings common and phantom shares issued to Directors										1,488,000	1,592,000	1,425,000															1,488,000	1,592,000	1,425,000					1,488,000	1,592,000	1,425,000
Ending Balance (Shares)	100	100				100				100	100		100	100	100												100	100	100				100
Ending Balance	2,462,033,000	2,917,528,000				2,628,854,000				2,917,528,000	2,628,854,000	2,502,429,000	0	0	0		3,473,625,000	3,452,019,000		(816,376,000)	(1,003,915,000)		(28,414,000)	37,823,000	2,462,014,000		2,917,509,000	2,628,835,000	2,485,927,000	0	0	0	0	3,509,998,000	3,473,625,000	3,452,019,000	(565,597,000)	(816,376,000)	(1,003,915,000)	(26,892,000)	(28,414,000)	37,823,000
Adjustment to Additional Paid in Capital, Income Tax Effect from Share-based Compensation, Net										399,000	0	0
Income Tax Effects Allocated Directly to Equity, Employee Stock Options										0	474,000	(258,000)
Proceeds from disgorgement of stockholder short-swing profits, tax										$ 6,000	$ 29,000	$ 3,000

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF REGISTRANT (Details 5) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net Income (loss)	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)
Cash flows from operating activities:
Net cash provided by operating activities	738,362				492,034					2,748,412	2,258,521	2,237,927
Cash flows from investing activities:
Increase (Decrease) in Restricted Cash	142,642				97,639					(261,605)	(101,766)	160,516
Payments to Acquire Revenue Earning Equipment	(3,252,980)				(2,648,695)					(9,613,239)	(9,454,311)	(8,440,872)
Proceeds from disposal of revenue earning equipment	2,237,878				2,009,336					7,125,096	7,850,442	7,518,446
Payments to Acquire Other Property, Plant, and Equipment	(80,060)				(74,222)					(312,786)	(281,695)	(179,209)
Proceeds from disposal of property and equipment	23,456				47,631					137,694	53,814	38,905
Captial Contributions to Subsidiaries	0				0					0	0	0
Distributions of Equity	0				0					0	0	0
Payments to Acquire Businesses, Net of Cash Acquired	(2,784)				(147,314)					(1,905,168)	(227,081)	(47,571)
Purchase of short-term investments, net										0	(32,891)	3,491
Net cash used in investing activities	(932,317)				(715,765)					(4,747,290)	(2,192,902)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,201,582				264,599					2,237,280	3,062,479	2,635,713
Repayments of Long-term Debt	(298,628)				(453,279)					(952,144)	(3,649,300)	(2,954,233)
Repayments of Short-term Debt, Maturing in More than Three Months	(195,326)				(243,276)					(1,280,143)	(1,194,056)	(970,949)
Line of Credit Facility, Increase (Decrease) for Period, Net	(31,986)				325,247					1,273,164	(57,329)	1,026,070
Dividends paid	(467,248)				0					(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202				985					4,275	3,577	3,208
Loan to Parent From Non-Guarantor	0				0					0
Loan with Hertz Global Holdings, Inc.	(929)				(13,553)					(13,220)	(984)	(6,173)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities										0	0	(258)
Payments to Acquire Additional Interest in Subsidiaries	0				(38,000)					(38,000)	0	0
Payments of Financing Costs	(15,402)				(4,217)					(49,433)	(91,482)	(78,151)
Net cash provided by (used in) financing activities	322,050				(120,844)					1,595,166	(1,512,255)	104,517
Net decrease in cash and cash equivalents during the period	120,537				(336,622)					(397,973)	(1,442,798)	1,388,539
Cash and cash equivalents at beginning of period	533,235			594,586	931,208				2,374,006	931,208	2,374,006	985,467
Cash and cash equivalents at end of period	653,772	533,235			594,586	931,208				533,235	931,208	2,374,006
Parent
Condensed Financial Statements, Captions [Line Items]
Net Income (loss)	26,483				(48,241)					275,779	210,489	(18,383)
Cash flows from operating activities:
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities										1,401,869	790,108	355,438
Net cash provided by operating activities	(16,676)				(85,386)					1,677,648	1,000,597	337,055
Cash flows from investing activities:
Increase (Decrease) in Restricted Cash	(19,948)				(12,892)					11,981	(28,570)	19,932
Payments to Acquire Revenue Earning Equipment	(53,781)				(44,339)					(88,120)	(142,134)	(188,057)
Proceeds from disposal of revenue earning equipment	33,717				32,664					79,390	163,330	169,451
Payments to Acquire Other Property, Plant, and Equipment	(48,897)				(39,489)					(173,053)	(189,562)	(92,415)
Proceeds from disposal of property and equipment	12,193				39,597					67,370	23,952	4,311
Captial Contributions to Subsidiaries	(283,100)				(1,362,719)					(4,267,118)	(3,549,088)	(1,544,332)
Distributions of Equity	356,274				1,340,884					1,829,256	2,590,025	1,877,095
Payments to Acquire Businesses, Net of Cash Acquired	0				0					(1,708,520)	(214,384)	(35)
Purchase of short-term investments, net										0	(32,891)	3,183
Net cash used in investing activities	(3,542)				(46,294)					(4,248,814)	(1,379,322)	249,133
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000				260,000					2,210,000	2,455,309	1,209,866
Repayments of Long-term Debt	(5,606)				(451,104)					(650,407)	(3,596,295)	(73,342)
Repayments of Short-term Debt, Maturing in More than Three Months	0				(14,949)					(26,775)	(29,224)	(2,615)
Line of Credit Facility, Increase (Decrease) for Period, Net	440,000				145,000					220,000	(29,128)	(18,907)
Dividends paid	(467,248)				0					(25,000)	(22,950)	(23,000)
Proceeds from employee stock purchase plan	1,202				985					4,275	3,577	3,208
Loan to Parent From Non-Guarantor	20,923				(165,110)					385,108	490,273	0
Loan with Hertz Global Holdings, Inc.	(929)				(13,553)					(13,220)	(984)	(6,173)
Excess Tax Benefit (Tax Deficiency) from Share-based Compensation, Financing Activities										0	0	(258)
Payments to Acquire Additional Interest in Subsidiaries					(38,000)					(38,000)	0	0
Payments of Financing Costs	(5,239)				(3,554)					(35,215)	(81,229)	(29,111)
Net cash provided by (used in) financing activities	233,103				(280,285)					2,030,766	(810,651)	1,059,668
Net decrease in cash and cash equivalents during the period	212,885				(411,965)					(540,400)	(1,189,376)	1,645,856
Cash and cash equivalents at beginning of period	24,602				565,002				1,754,378	565,002	1,754,378	108,522
Cash and cash equivalents at end of period	$ 237,487	$ 24,602			$ 153,037	$ 565,002				$ 24,602	$ 565,002	$ 1,754,378

Schedule I (Parent Co Commitments and Contingencies) (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012
Long-term Debt, Fiscal Year Maturity [Abstract]
2013		$ 5,744,100	[1]
2014	1,991,100	1,100,000
2015	1,101,800	1,900,000
2016	529,200	300,000
2017	248,100	200,000
Thereafter	6,480,900	5,800,000
Debt, Interest and ASC 740-10 [Member]
Long-term Debt, Fiscal Year Maturity [Abstract]
Total		6,186,700,000
2013		383,700,000
2014		42,700,000
2015		21,600,000
2016		21,600,000
2017		21,500,000
Thereafter		5,695,600,000
Interest Payable, Current and Noncurrent [Abstract]
Total		2,241,100,000
2013		341,400,000
2014		338,000,000
2015		334,900,000
2016		326,500,000
2017		324,400,000
Thereafter		575,900,000
ASC 740-10 Liability and Interest Schedule [Abstract]
Total		1,200,000
2013		1,200,000
Contractual Obligation, Fiscal Year Maturity [Abstract]
Total		8,429,000,000
Less than 1 Year		726,300,000
More than 5 Years		6,271,500,000
Contractual Obligation, Due in Second Year		380,700,000
Contractual Obligation, Due in Third Year		356,500,000
Contractual Obligation, Due in Fourth Year		348,100,000
Contractual Obligation, Due in Fifth Year		345,900,000
Operating Leases and Purchase Obligations [Member]
Minimum obligations under existing agreements
Total		1,309,100,000
Less than 1 Year		295,300,000
1-3 Years		367,600,000
3-5 Years		180,600,000
More than 5 Years		465,600,000
Purchase Obligation, Fiscal Year Maturity [Abstract]
Total		4,129,100,000
Less than 1 Year		4,072,300,000
1-3 Years		52,900,000
3-5 Years		3,900,000
More than 5 Years		0
Contractual Obligation, Fiscal Year Maturity [Abstract]
Total		5,438,200,000
Less than 1 Year		4,367,600,000
1-3 Years		420,500,000
3-5 Years		184,500,000
More than 5 Years		$ 465,600,000

[1]	Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

Schedule I (Parent Co Distribution of Equity) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Distributions of Equity	$ 0	$ 0	$ 0	$ 0	$ 0
Parent
Condensed Financial Statements, Captions [Line Items]
Distributions of Equity			$ 2,604,600	$ 3,143,400	$ 2,256,700

SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Allowance for doubtful accounts:
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	$ 20,282	$ 19,708		$ 21,268
Charged to Expense	34,144	28,164		19,667
Translation Adjustments	28	68		(695)
Deductions	(29,341)	(27,658)	[1]	(20,532)	[1]
Balance at end of period	25,113	20,282		19,708
Tax valuation allowances:
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	186,710	185,807		167,812
Charged to Expense	35,805	(2,528)		27,473
Translation Adjustments	3,930	3,431		(9,478)
Deductions	0	0		0
Balance at end of period	$ 226,445	$ 186,710		$ 185,807

[1]	Amounts written off, net of recoveries.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - DOLLAR THRIFTY (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc
REVENUES:
Vehicle rentals	$ 2,006,779				$ 1,623,231					$ 7,456,111	$ 6,929,584	$ 6,355,205	$ 442,336		$ 435,578							$ 1,160,322	$ 1,146,041	$ 1,484,324	$ 1,473,023	$ 1,472,918
Other	79,247				36,368					181,500	159,985	137,509	18,254		16,144							51,928	49,157	64,604	64,137	73,331
Total revenues	2,436,508	2,318,600	2,516,200	2,225,100	1,960,925	2,013,800	2,432,300	2,072,300	1,780,000	9,020,807	8,298,380	7,562,534	460,590	353,730	451,722	395,129	348,347	349,059	443,544	396,227	348,330	1,212,250	1,195,198	1,548,928	1,537,160	1,546,249
COSTS AND EXPENSES:
Direct vehicle and operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394	215,790		214,536							596,463	583,799	751,468	745,535	768,456
Vehicle depreciation and lease charges, net	587,027				515,106					2,148,158	1,905,739	1,868,147	89,131		63,299							188,368	203,983	270,957	299,200	426,092
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442	54,454		47,851							147,479	145,641	191,043	209,341	200,389
Interest expense, net of interest income										592,886	644,703	714,224	12,206		19,627							44,601	58,899	77,462	89,303	96,560
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212	371,581		345,313							976,911	992,322	1,290,930	1,344,436	1,494,089
(Increase) decrease in fair value of derivatives	(1,456)				(2,956)					4,326	(7,990)	10,810	40		523							525	(3,367)	(3,244)	(28,694)	(28,848)
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322	88,969		105,886							234,814	206,243	261,242	221,418	81,008
INCOME TAX EXPENSE	59,468				24,226					227,073	143,846	33,322	33,469		39,265							89,516	80,594	101,692	90,202	35,986
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483	(28,300)	251,300	101,000	(48,241)	58,800	212,600	62,100	(123,000)	275,779	210,489	(18,383)	55,500	33,901	66,621	42,505	16,523	12,496	49,165	42,263	27,292	145,298	125,649	159,550	131,216	45,022
Basic EPS (in dollars per share)													$ 1.99	$ 1.16	$ 2.3	$ 1.47	$ 0.57	$ 0.44	$ 1.72	$ 1.48	$ 0.96	$ 5.15	$ 4.35	$ 5.51	$ 4.58	$ 1.98
Diluted EPS (in dollars per share)													$ 1.91	$ 1.08	$ 2.13	$ 1.36	$ 0.53	$ 0.41	$ 1.62	$ 1.4	$ 0.91	$ 4.94	$ 4.03	$ 5.11	$ 4.34	$ 1.88
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 2,210				$ (15,903)					$ 277,301	$ 144,252	$ 22,771	$ 60,667		$ 60,470							$ 159,277	$ 127,358	$ 164,262	$ 137,261	$ 56,036

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - DOLLAR THRIFTY (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc
Interest income	$ 1,834	$ 1,092	$ 4,902	$ 5,551	$ 12,315	$ 370	$ 306	$ 1,334	$ 1,053	$ 1,467	$ 1,584	$ 6,218

CONDENSED CONSOLIDATED BALANCE SHEETS - DOLLAR THRIFTY (USD $)	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Dec. 31, 2008 Dollar Thrifty Automotive Group Inc
ASSETS
Cash and cash equivalents	$ 653,772,000	$ 533,235,000	$ 594,586,000	$ 931,208,000	$ 2,374,006,000	$ 985,467,000	$ 456,869,000	$ 508,648,000	$ 499,473,000	$ 463,153,000	$ 400,404,000	$ 229,636,000
Restricted cash and investments							250,144,000	353,265,000		277,407,000
Receivables, net	1,555,520,000	1,886,596,000		1,616,382,000			128,217,000	95,360,000		69,456,000
Prepaid expenses and other assets	547,993,000	461,502,000		416,134,000			71,980,000	65,959,000		67,482,000
Revenue-earning vehicles, net	13,969,224,000	12,908,336,000		10,105,409,000			1,875,607,000	1,467,835,000		1,341,822,000
Property and equipment, net	1,457,197,000	1,436,386,000		1,251,854,000			77,887,000	84,278,000		90,228,000	96,198,000
Income taxes receivable							4,453,000	18,786,000		65,803,000
Software, net	653,800,000	686,500,000		354,000,000			19,438,000	21,535,000		24,177,000
Total assets	24,087,297,000	23,290,209,000		17,667,332,000			2,884,595,000	2,615,666,000		2,499,528,000
LIABILITIES:
Accounts payable	1,304,849,000	999,061,000		897,489,000			47,768,000	54,377,000		45,483,000
Accrued liabilities	1,205,583,000	1,178,460,000		1,126,338,000			136,567,000	124,185,000		167,545,000
Deferred income taxes		2,681,140,000		1,661,872,000			392,524,000	342,962,000		242,930,000
Vehicle insurance reserves							82,358,000	86,515,000		107,720,000
Debt and other obligations	15,876,109,000	15,014,474,000		10,907,849,000			1,481,137,000	1,399,955,000		1,397,243,000
Total liabilities	21,625,264,000	20,372,681,000		15,038,478,000			2,140,354,000	2,007,994,000		1,960,921,000
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value: Authorized 10,000,000 shares; none outstanding
Common Stock, Value, Issued	0	0		0			364,000	361,000		352,000
Additional capital	3,519,541,000	3,509,998,000		3,473,625,000			956,483,000	848,843,000		940,844,000
Retained earnings (deficit)	(1,006,362,000)	(565,597,000)		(816,376,000)			142,879,000	(2,419,000)		(161,969,000)
Accumulated other comprehensive income (loss)	(51,165,000)	(26,892,000)	3,922,000	(28,414,000)			6,362,000	(7,617,000)		(12,329,000)	(18,374,000)	(29,388,000)
Treasury stock, at cost (8,328,031 and 6,491,719 shares, respectively)							(361,847,000)	(231,496,000)		(228,291,000)
Total The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014,000	2,917,509,000		2,628,835,000			744,241,000	607,672,000		538,607,000	393,914,000	208,420,000
Total liabilities and equity	$ 24,087,297,000	$ 23,290,209,000		$ 17,667,332,000			$ 2,884,595,000	$ 2,615,666,000		$ 2,499,528,000

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - DOLLAR THRIFTY (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	May 24, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Oct. 31, 2009 Dollar Thrifty Automotive Group Inc
Preferred stock, par value (in dollars per share)				$ 0.01	$ 0.01		$ 0.01
Preferred stock, shares authorized				10,000,000	10,000,000		10,000,000
Preferred stock, shares outstanding				0	0		0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	3,000	3,000	3,000	200,000,000	50,000,000		50,000,000
Common stock, shares issued	100	100	100	36,386,148	36,048,606		35,197,167
Common stock, shares outstanding	100	100	100	28,058,117	29,556,887		28,763,452
Treasury stock, shares				8,328,031	6,491,719		6,433,715

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - DOLLAR THRIFTY (USD $)	3 Months Ended		12 Months Ended			9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (loss)	$ 26,483,000	$ (48,241,000)	$ 275,779,000	$ 210,489,000	$ (18,383,000)	$ 145,298,000	$ 125,649,000	$ 159,550,000	$ 131,216,000	$ 45,022,000
Depreciation:
Vehicle depreciation	571,751,000	492,053,000	2,068,378,000	1,809,609,000	1,789,903,000	230,391,000	247,085,000	317,814,000	362,233,000	460,660,000
Non-vehicle depreciation	51,324,000	44,049,000	172,582,000	158,009,000	154,031,000	13,203,000	14,559,000	19,381,000	20,190,000	19,200,000
Adjustment of depreciation upon disposal of revenue earning equipment	(1,300,000)	(39,400,000)	(96,800,000)	(112,200,000)	42,900,000	(42,023,000)	(43,129,000)	(46,887,000)	(63,084,000)	(35,086,000)
Amortization						5,520,000	5,703,000	7,505,000	7,290,000	7,994,000
Performance share incentive, stock option and restricted stock plans	7,984,000	7,515,000	30,255,000	31,093,000	36,560,000	4,974,000	3,124,000	3,234,000	4,785,000	4,698,000
Interest income earned on restricted cash and investments						(524,000)	(226,000)	(397,000)	(653,000)	(3,202,000)
Deferred income taxes	41,191,000	7,073,000	135,600,000	74,400,000	(19,877,000)	49,369,000	59,214,000	86,652,000	76,957,000	16,854,000
Swap termination reclassification						8,488,000
Change in fair value of derivatives	(1,456,000)	(2,956,000)	4,326,000	(7,990,000)	10,810,000	525,000	(3,367,000)	(3,244,000)	(28,694,000)	(28,848,000)
Change in assets and liabilities, net of acquisitions:
Income taxes payable/receivable						14,333,000	54,241,000	47,017,000	(61,357,000)	(3,220,000)
Receivables	(33,211,000)	(57,553,000)	(157,732,000)	(79,851,000)	(3,145,000)	(11,443,000)	(1,747,000)	(7,675,000)	6,442,000	28,574,000
Prepaid expenses and other assets						2,170,000	5,720,000	14,433,000	6,337,000	12,275,000
Accounts payable	38,289,000	53,589,000	49,896,000	(1,139,000)	119,054,000	888,000	4,368,000	2,810,000	(1,531,000)	(2,522,000)
Accrued liabilities	16,516,000	(44,912,000)	(22,513,000)	(144,088,000)	(53,457,000)	13,357,000	(4,469,000)	(6,472,000)	1,687,000	6,761,000
Vehicle insurance reserves						(4,157,000)	1,021,000	(21,205,000)	(864,000)	(1,726,000)
Other						4,401,000	(9,136,000)	(5,265,000)	329,000	2,769,000
Net cash provided by operating activities	738,362,000	492,034,000	2,748,412,000	2,258,521,000	2,237,927,000	434,770,000	458,610,000	567,294,000	461,941,000	535,924,000
CASH FLOWS FROM INVESTING ACTIVITIES:
Payments to Acquire Revenue Earning Equipment	(3,252,980,000)	(2,648,695,000)	(9,613,239,000)	(9,454,311,000)	(8,440,872,000)	(1,380,617,000)	(983,879,000)	(1,168,532,000)	(1,239,088,000)	(1,060,251,000)
Revenue-earning vehicles-Proceeds from sales	2,237,878,000	2,009,336,000	7,125,096,000	7,850,442,000	7,518,446,000	757,091,000	492,008,000	757,766,000	856,775,000	1,477,368,000
Change in cash and cash equivalents-required minimum balance							100,000,000	100,000,000		(100,000,000)
Net change in restricted cash and investments						103,645,000	76,306,000	(75,461,000)	345,786,000	(22,750,000)
Property, equipment and software-Purchases						(13,901,000)	(11,196,000)	(16,633,000)	(23,031,000)	(15,508,000)
Property, equipment and software-Proceeds from sales						3,491,000	353,000	359,000	464,000	104,000
Net cash used in investing activities	(932,317,000)	(715,765,000)	(4,747,290,000)	(2,192,902,000)	(943,568,000)	(530,291,000)	(326,408,000)	(402,501,000)	(59,094,000)	278,955,000
Debt and other obligations:
Proceeds from vehicle debt and other obligations						581,169,000	1,137,903,000	1,537,903,000	526,876,000	44,781,000
Payments of vehicle debt and other obligations						(500,000,000)	(1,072,073,000)	(1,387,073,000)	(847,448,000)	(785,225,000)
Payments of non-vehicle debt							(148,125,000)	(148,125,000)	(10,000,000)	(20,000,000)
Issuance of common shares						1,694,000	2,921,000	4,774,000	2,988,000	129,583,000
Net settlement of employee withholding taxes on share-based awards						(1,215,000)	(3,205,000)	(3,205,000)	(722,000)
Purchase of common stock for the treasury						(29,136,000)
Payments of Financing Costs	(15,402,000)	(4,217,000)	(49,433,000)	(91,482,000)	(78,151,000)	(8,770,000)	(13,303,000)	(14,757,000)	(11,792,000)	(6,615,000)
Net cash provided by (used in) financing activities	322,050,000	(120,844,000)	1,595,166,000	(1,512,255,000)	104,517,000	43,742,000	(95,882,000)	(119,298,000)	(340,098,000)	(644,111,000)
Net decrease in cash and cash equivalents during the period	120,537,000	(336,622,000)	(397,973,000)	(1,442,798,000)	1,388,539,000	(51,779,000)	36,320,000	45,495,000	62,749,000	170,768,000
CASH AND CASH EQUIVALENTS:
Cash and cash equivalents at beginning of period	533,235,000	931,208,000	931,208,000	2,374,006,000	985,467,000	508,648,000	463,153,000	463,153,000	400,404,000	229,636,000
Cash and cash equivalents at end of period	653,772,000	594,586,000	533,235,000	931,208,000	2,374,006,000	456,869,000	499,473,000	508,648,000	463,153,000	400,404,000
Cash paid for (refund of):
Interest						38,769,000	50,350,000	66,559,000	82,923,000	96,569,000
Income taxes						25,749,000	(32,941,000)	(31,965,000)	74,745,000	22,350,000
SUPPLEMENTAL DISCLOSURES OF INVESTING AND FINANCING NONCASH ACTIVITIES:
Sales and incentives related to revenue-earning vehicles included in receivables						45,228,000	33,348,000	23,611,000	5,340,000	33,704,000
Purchases of revenue-earning vehicles included in accounts payable	443,120,000	518,231,000	249,605,000	153,634,000	266,354,000	581,000	310,000	5,707,000	1,261,000	370,000
Purchases of property, equipment and software included in accounts payable	$ 58,701,000	$ 41,917,000	$ 34,996,000	$ 53,263,000	$ 37,379,000	$ 16,000	$ 4,421,000	$ 2,309,000	$ 671,000	$ 2,914,000

BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY	12 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of Hertz Holdings and our wholly owned and majority owned domestic and international subsidiaries. In the event that Hertz Holdings is a primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in our consolidated financial statements. All significant intercompany transactions have been eliminated in consolidation.
Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
Significant estimates inherent in the preparation of the consolidated financial statements include depreciation of revenue earning equipment, reserves for litigation and other contingencies, accounting for income taxes and related uncertain tax positions, pension and postretirement benefit costs, the fair value of assets and liabilities acquired in business combinations, the recoverability of long-lived assets, useful lives and impairment of long-lived tangible and intangible assets including goodwill, valuation of stock based compensation, public liability and property damage reserves, reserves for restructuring, allowance for doubtful accounts, and fair value of derivatives, among others.
Reclassifications
Certain prior period amounts have been reclassified to conform with current year presentation.
Acquisition Accounting
We account for business combinations using the acquisition method, which requires an allocation of the purchase price of an acquired entity to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Goodwill represents the excess of the purchase price over the net tangible and intangible assets acquired.
Revenue Recognition
Rental and rental related revenue (including cost reimbursements from customers where we consider ourselves to be the principal versus an agent) are recognized over the period the revenue earning equipment is rented or leased based on the terms of the rental or leasing contract. Maintenance management administrative fees are recognized monthly and maintenance management service revenue is recognized when services are performed. Revenue related to new equipment sales and consumables is recognized at the time of delivery to, or pick-up by, the customer and when collectability is reasonably assured. Fees from our licensees are recognized over the period the underlying licensees' revenue is earned (over the period the licensees' revenue earning equipment is rented). Certain truck and equipment leases are originated with the intention of syndicating to banks, and upon the sale of rights to these direct financing leases, the net gain is recorded in revenue.
Sales tax amounts collected from customers have been recorded on a net basis.
Cash and Cash Equivalents and Other
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our consolidated statements of cash flows, we net cash flows from revolving borrowings in the line item “Proceeds (payments) under the revolving lines of credit, net.” The contractual maturities of such borrowings may exceed 90 days in certain cases.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or “LKE Program,” and to satisfy certain of our self-insurance regulatory reserve requirements. These funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and cash equivalents are excluded from cash and cash equivalents.
Concentration of Credit Risk
Our cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. We seek to mitigate such risks by spreading the risk across multiple counterparties and monitoring the risk profiles of these counterparties. In addition, we have credit risk from derivative financial instruments used in hedging activities. We limit our exposure relating to derivative financial instruments by diversifying the financial instruments among various counterparties, which consist of major financial institutions.
Receivables
Receivables are stated net of allowances for doubtful accounts and represent credit extended to manufacturers and customers that satisfy defined credit criteria. The estimate of the allowance for doubtful accounts is based on our historical experience and our judgment as to the likelihood of ultimate payment. Actual receivables are written-off against the allowance for doubtful accounts when we determine the balance will not be collected. Bad debt expense is reflected as a component of "Selling, general and administrative" in our consolidated statements of operations.
Property and Equipment
Property and equipment are stated at cost and are depreciated utilizing the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter. Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

We follow the practice of charging maintenance and repairs, including the cost of minor replacements, to maintenance expense accounts. Costs of major replacements of units of property are capitalized to property and equipment accounts and depreciated on the basis indicated above. Gains and losses on dispositions of property and equipment are included in income as realized. During the years ended December 31, 2012 and 2011, gains from the dispositions of property and equipment of $6.3 million and $43.1 million, respectively, were included in "Direct operating" in our consolidated statements of operations.
Revenue Earning Equipment
Revenue earning equipment is stated at cost, net of related discounts. Useful lives are as follows:

Cars	4 to 28 months
Other equipment	24 to 108 months

Generally, when revenue earning equipment is acquired, we estimate the period that we will hold the asset, primarily based on historical measures of the amount of rental activity (e.g., automobile mileage and equipment usage) and the targeted age of equipment at the time of disposal. We also estimate the residual value of the applicable revenue earning equipment at the expected time of disposal. The residual values for rental vehicles are affected by many factors, including make, model and options, age, physical condition, mileage, sale location, time of the year and channel of disposition (e.g., auction, retail, dealer direct). The residual value for rental equipment is affected by factors which include equipment age and amount of usage. Depreciation is recorded on a straight-line basis over the estimated holding period. Depreciation rates are reviewed on a quarterly basis based on management's ongoing assessment of present and estimated future market conditions, their effect on residual values at the time of disposal and the estimated holding periods. Market conditions for used vehicle and equipment sales can also be affected by external factors such as the economy, natural disasters, fuel prices and incentives offered by manufacturers of new cars. These key factors are considered when estimating future residual values and assessing depreciation rates. As a result of this ongoing assessment, we make periodic adjustments to depreciation rates of revenue earning equipment in response to changed market conditions. Upon disposal of revenue earning equipment, depreciation expense is adjusted for the difference between the net proceeds received and the remaining net book value.
Within Donlen, revenue earning equipment is under longer term lease agreements with our customers. These leases contain provisions whereby we have a contracted residual value guaranteed to us by the lessee, such that we do not experience any gains or losses on the disposal of these vehicles. Therefore depreciation rates on these vehicles are not adjusted at any point in time per the associated lease contract.
Environmental Liabilities
The use of automobiles and other vehicles is subject to various governmental controls designed to limit environmental damage, including that caused by emissions and noise. Generally, these controls are met by the manufacturer, except in the case of occasional equipment failure requiring repair by us. To comply with environmental regulations, measures are taken at certain locations to reduce the loss of vapor during the fueling process and to maintain, upgrade and replace underground fuel storage tanks. We also incur and provide for expenses for the cleanup of petroleum discharges and other alleged violations of environmental laws arising from the disposition of waste products. We do not believe that we will be required to make any material capital expenditures for environmental control facilities or to make any other material expenditures to meet the requirements of governmental authorities in this area. Liabilities for these expenditures are recorded at undiscounted amounts when it is probable that obligations have been incurred and the amounts can be reasonably estimated.
Public Liability and Property Damage
The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment represents an estimate for both reported accident claims not yet paid, and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. The adequacy of the liability is regularly monitored based on evolving accident claim history and insurance-related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
Pension Benefit Obligations
Our employee pension costs and obligations are developed from actuarial valuations. Inherent in these valuations are key assumptions, including discount rates, salary growth, long-term return on plan assets, retirement rates, mortality rates and other factors. Actual results that differ from our assumptions are accumulated and amortized over future periods and, therefore, generally affect our recognized expense in such future periods. While we believe that the assumptions used are appropriate, significant differences in actual experience or significant changes in assumptions would affect our pension costs and obligations.
Foreign Currency Translation and Transactions
Assets and liabilities of international subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in “Accumulated other comprehensive loss” in the equity section of our consolidated balance sheets. As of December 31, 2012 and 2011, the accumulated foreign currency translation gain was $102.7 million and $91.3 million, respectively. Foreign currency gains and losses resulting from transactions are included in earnings.
Derivative Instruments
We are exposed to a variety of market risks, including the effects of changes in interest rates, gasoline and diesel fuel prices and foreign currency exchange rates. We manage our exposure to these market risks through our regular operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments. Derivative financial instruments are viewed as risk management tools and have not been used for speculative or trading purposes. In addition, derivative financial instruments are entered into with a diversified group of major financial institutions in order to manage our exposure to counterparty nonperformance on such instruments. We account for all derivatives in accordance with GAAP, which requires that all derivatives be recorded on the balance sheet as either assets or liabilities measured at their fair value. The effective portion of changes in fair value of derivatives designated as cash flow hedging instruments is recorded as a component of other comprehensive income. The ineffective portion is recognized currently in earnings within the same line item as the hedged item, based upon the nature of the hedged item. For derivative instruments that are not part of a qualified hedging relationship, the changes in their fair value are recognized currently in earnings. See Note 14—Financial Instruments.
Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Subsequent changes to enacted tax rates and changes to the global mix of earnings will result in changes to the tax rates used to calculate deferred taxes and any related valuation allowances. Provisions are not made for income taxes on undistributed earnings of international subsidiaries that are intended to be indefinitely reinvested outside of the United States or are expected to be remitted free of taxes. Future distributions, if any, from these international subsidiaries to the United States or changes in U.S. tax rules may require a change to reflect tax on these amounts. See Note 9—Taxes on Income.
Advertising
Advertising and sales promotion costs are expensed the first time the advertising or sales promotion takes place. Advertising costs are reflected as a component of “Selling, general and administrative” in our consolidated statements of operations and for the years ended December 31, 2012, 2011 and 2010 were $158.0 million, $145.8 million and $133.8 million, respectively.
Goodwill
Goodwill is not amortized but is subject to periodic testing for impairment in accordance with Financial Accounting Standards Board, or "FASB," Accounting Standards Codification, or "ASC," Topic 350, “Intangibles—Goodwill and Other,” or “ASC 350,” at the reporting unit level which is one level below our operating segments. The assessment of goodwill impairment is conducted by estimating and comparing the fair value of our reporting units, as defined in ASC 350, to their carrying value as of that date. The fair value is estimated using an income approach whereby the fair value of the reporting unit is based on the future cash flows that each reporting unit's assets can be expected to generate. Future cash flows are based on forward-looking information regarding market share and costs for each reporting unit and are discounted using an appropriate discount rate. Future discounted cash flows can be affected by changes in industry or market conditions or the rate and extent to which anticipated synergies or cost savings are realized with newly acquired entities. The test for impairment is conducted annually each October 1st, and more frequently if events occur or circumstances change that indicate that the fair value of a reporting unit may be below its carrying amount.
Intangible and Long-lived Assets
Intangible assets include concession agreements, technology, customer relationships, trademarks and trade-names and other intangibles. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives of the assets, which range from two to fifteen years. Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable in accordance with FASB ASC Topic 360, “Property, Plant, and Equipment,” or “ASC 360.” Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the estimated fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or estimated fair value less costs to sell. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually each October 1st and more frequently if events occur or circumstances change that indicate an asset may be impaired.
Stock‑Based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is to be recognized over the period during which the employee is required to provide service in exchange for the award. We have estimated the fair value of options issued at the date of grant using a Black‑Scholes option‑pricing model, which includes assumptions related to volatility, expected life, dividend yield and risk-free interest rate. See Note 7-Stock‑Based Compensation.
We are using equity accounting for restricted stock unit and performance stock unit awards. For restricted stock units the expense is based on the grant-date fair value of the stock and the number of shares that vest, recognized over the service period. For performance stock units the expense is based on the grant-date fair value of the stock, recognized over a two to four year service period depending upon a performance condition. For performance stock units, we re-assess the probability of achieving the applicable performance condition each reporting period and adjust the recognition of expense accordingly. The performance condition is not considered in determining the grant date fair value.
Franchise Revenues and Transactions
“Franchise revenues” includes franchise fees for use of our brands and services. Generally franchise fees from franchised locations are based on a percentage of net sales of the franchised business and are recognized as earned and when collectability is reasonably assured.
Initial franchise fees are recorded as deferred income when received and are recognized as revenue when all material services and conditions related to the franchise fee have been substantially performed.
Renewal franchise fees are recognized as revenue when the license agreements are effective and collectability is reasonably assured.
Other (income) expense, net includes the gains or losses from the sales of our operations or assets to new and existing franchisees. Such gains or losses are included in operating income because they are expected to be a recurring part of our business.
Recently Issued Accounting Pronouncements
In December 2011, the FASB issued Accounting Standards Update, or "ASU," No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," or "ASU 2011-11" to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We plan to adopt ASU 2011-11 on January 1, 2013, as required, but do not believe this guidance will have a significant impact on our consolidated financial statements or financial statement disclosures.
In July 2012, the FASB issued ASU No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income," or "ASU 2013-02" which requires disclosure of significant amounts reclassified out of accumulated other comprehensive income by component and their corresponding effect on the respective line items of net income. This guidance is effective for reporting periods beginning after December 15, 2012 and is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

        The accompanying condensed consolidated financial statements include the accounts of Dollar Thrifty Automotive Group, Inc. ("DTG") and its subsidiaries. DTG's significant wholly owned subsidiaries include DTG Operations, Inc., Thrifty, Inc., Dollar Rent A Car, Inc. and Rental Car Finance Corp. ("RCFC"). Thrifty, Inc. is the parent company of Thrifty Rent-A-Car System, Inc., which is the parent company of Dollar Thrifty Automotive Group Canada Inc. ("DTG Canada"). The term the "Company" is used to refer to DTG individually or collectively with its consolidated subsidiaries, as the context may require.

        The accounting policies set forth in Note 1 of notes to DTG's audited consolidated financial statements contained elsewhere in this prospectus have been followed in preparing the accompanying condensed consolidated financial statements.

        The condensed consolidated financial statements and notes thereto for interim periods included herein have not been audited by an independent registered public accounting firm. The condensed consolidated financial statements and notes thereto have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the Company's opinion, it made all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the results of operations for the interim periods presented. Results for interim periods are not necessarily indicative of results for a full year.

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Dollar Thrifty Automotive Group, Inc. ("DTG") is the successor to Pentastar Transportation Group, Inc. Prior to December 23, 1997, DTG was a wholly owned subsidiary of Chrysler LLC (such entity or its successor entity, Chrysler Group LLC, as the context may require, and the relevant entity's subsidiaries and members of its affiliated group are hereinafter referred to as "Chrysler"). On December 23, 1997, DTG completed an initial public offering of all its outstanding common stock owned by Chrysler together with additional shares issued by DTG.

        The Company operates under a corporate structure that combines the management of operations and administrative functions for both the Dollar and Thrifty brands. Management makes business and operating decisions on an overall company basis. Financial results are not available by brand.

        DTG's significant wholly owned subsidiaries include DTG Operations, Inc., Dollar Rent A Car, Inc., Thrifty, Inc. and Rental Car Finance Corp. ("RCFC"). Thrifty, Inc. is the parent company of Thrifty Car Sales, Inc. and Thrifty Rent-A-Car System, Inc., which is the parent company of Dollar Thrifty Automotive Group Canada Inc. ("DTG Canada"). RCFC is a special purpose financing entity, which was formed in 1995 and is appropriately consolidated with DTG and subsidiaries. RCFC is a separate legal entity whose assets are not available to satisfy any claims of creditors of DTG or any of its other subsidiaries. The term the "Company" is used to refer to DTG, individually or collectively with its consolidated subsidiaries, as the context may require. Dollar Rent A Car, Inc., the Dollar brand and DTG Operations, Inc. operating under the Dollar brand are individually and collectively referred to hereinafter as "Dollar". Thrifty, Inc., Thrifty Rent-A-Car System, Inc., Thrifty Car Sales, Inc., the Thrifty brand and DTG Operations, Inc. operating under the Thrifty brand are individually and collectively referred to hereinafter as "Thrifty". Intercompany accounts and transactions have been eliminated in consolidation.

        Nature of Business—The Company operates in the U.S. and Canada, and through its Dollar and Thrifty brands is primarily engaged in the business of the daily rental of vehicles to business and leisure customers through company-owned stores. The Company also sells vehicle rental franchises worldwide and provides sales and marketing, reservations, data processing systems, insurance and other services to franchisees. RCFC provides vehicle financing to the Company.

        Estimates—The preparation of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ materially from those estimates.

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and on deposit, including highly liquid investments with initial maturities of three months or less.

        Cash and Cash Equivalents—Required Minimum Balance—In 2009, the Company amended its Senior Secured Credit Facilities (hereinafter defined). Under the terms of that amendment, the Company was required to maintain a minimum of $100 million at all times. In February 2011, the Company further amended its Senior Secured Credit Facilities, eliminating the requirement to maintain a minimum of $100 million of cash and cash equivalents and replacing it with certain other covenants.

        Restricted Cash and Investments—Restricted cash and investments are restricted for the acquisition of vehicles and other specified uses under the rental car asset-backed note indenture and other agreements (Note 8). A portion of these funds is restricted due to the Like-Kind Exchange Program (hereinafter defined) for deferred tax gains on eligible vehicle remarketing. As permitted by the indenture, these funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and investments are excluded from cash and cash equivalents. Interest earned on restricted cash and investments was $0.4 million, $0.7 million and $3.2 million, for 2011, 2010 and 2009, respectively, and remains in restricted cash and investments.

        Concentration of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, cash and cash equivalents—required minimum balance, restricted cash and investments, interest rate swaps and caps, vehicle manufacturer receivables and trade receivables. The Company limits its exposure on cash and cash equivalents, cash and cash equivalents—required minimum balance and restricted cash and investments by investing in Aaa or P-1 rated funds and short-term time deposits with a diverse group of high quality financial institutions. The Company's exposure relating to interest rate swaps and caps is mitigated by diversifying the financial instruments among various counterparties, which consist of major financial institutions. Receivables from vehicle manufacturers consist primarily of amounts due under guaranteed residual, buyback, incentive and promotion programs. The Company's financial condition and results of operations could be adversely affected if one or more of its primary vehicle manufacturers were unable to meet their obligations to the Company. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across different geographic areas. Additionally, the Company limits its exposure to credit risk through performing credit reviews and monitoring the financial strength of its significant accounts.

        Allowance for Doubtful Accounts—An allowance for doubtful accounts is generally established during the period in which receivables are recorded. The allowance is maintained at a level deemed appropriate based on loss experience and other factors affecting collectability.

        Financing Issue Costs—Financing issue costs related to vehicle debt and the Senior Secured Credit Facilities are deferred and amortized to interest expense over the term of the related debt using the effective interest method.

        Revenue-Earning Vehicles and Related Vehicle Depreciation Expense—Revenue-earning vehicles are stated at cost, net of related discounts. At December 31, 2011, Non-Program Vehicles accounted for approximately 96% of the Company's total fleet.

        The Company must estimate the expected residual values of Non-Program Vehicles at the expected time of disposal to determine monthly depreciation rates. The estimation of residual values requires the Company to make assumptions regarding the age and mileage of the car at the time of disposal, as well as the general used vehicle market conditions at the time of sale, including the impact of seasonality on vehicle residuals. The Company evaluates estimated residual values at least quarterly, and adjusts depreciation rates accordingly, on a prospective basis. Differences between actual residual values and those estimated by the Company result in a gain or loss on disposal and are recorded as an adjustment to depreciation expense. Actual timing of disposal either shorter or longer than the life used for depreciation purposes could result in a loss or gain on sale. Vehicle rental companies bear residual value risk for these vehicles, which are referred to as "Non-Program Vehicles". Generally, the average holding term for Non-Program Vehicles is approximately 18 to 22 months.

        The Company is required to depreciate the vehicle according to the terms of the guaranteed depreciation or repurchase program ("Program Vehicles") and in doing so is guaranteed to receive the full net book value in proceeds upon the sale of the vehicle. In some cases, the sales proceeds are received directly from auctions, with any shortfall in value being paid by the vehicle manufacturer. With certain other vehicle manufacturers, the entire balance of proceeds from vehicle sales comes directly from the manufacturer. In either case, the Company bears the risk of collectability on the receivable from the vehicle manufacturer. The Company monitors its vehicle manufacturer receivables based on time outstanding, manufacturer strength and length of the relationship. Generally, the average holding term for Program Vehicles is approximately six to eight months.

        Property and Equipment—Property and equipment are recorded at cost and are depreciated using principally the straight-line method over the estimated useful lives of the related assets. Estimated useful lives generally range from ten to 30 years for buildings and improvements and one to seven years for furniture and equipment. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter.

        Software—Software is recorded at cost and amortized using the straight-line method generally ranging from three to five years. The remaining useful life of software is evaluated annually to assess whether events and circumstances warrant a revision to the remaining amortization period.

        Website Development Costs—The Company capitalizes qualifying internal-use software development, including Website development, incurred subsequent to the completion of the preliminary project stage. Development costs are amortized over the shorter of the expected useful life of the software or five years. Costs related to planning, maintenance, and minor upgrades are expensed as incurred.

        Long-Lived Assets—The Company reviews the value of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable based upon estimated future cash flows and records an impairment charge, equaling the excess of the carrying value over the estimated fair value, if the carrying value exceeds estimated future cash flows.

        Accounts Payable—Book overdrafts of $19.0 million and $17.0 million, which represent outstanding checks not yet presented to the bank, are included in accounts payable to reflect the Company's outstanding obligations at December 31, 2011 and 2010, respectively. These amounts do not represent bank overdrafts, which would constitute checks presented in excess of cash on hand, and would be effectively a loan to the Company.

        Derivative Instruments—The Company records all derivatives on the balance sheet as either assets or liabilities measured at their fair value and changes in the derivatives' fair value are recognized currently in earnings unless specific hedge accounting criteria are met. The Company has entered into interest rate swap and cap agreements, which do not qualify for hedge accounting treatment; therefore, the changes in the interest rate swap and cap agreements' fair values have been recognized as an (increase) decrease in fair value of derivatives in the consolidated statements of income. The Company has also entered into interest rate swap agreements which constituted cash flow hedges and qualified for hedge accounting treatment; therefore, changes in fair value are recorded in accumulated other comprehensive loss (Note 9). All cash flows associated with cash flow hedges are classified in operating activities in the Consolidated Statements of Cash Flows.

        Vehicle Insurance Reserves—Provisions for public liability and property damage and supplemental liability insurance ("SLI") on self-insured claims are made by charges to direct vehicle and operating expense. Accruals for such charges are based upon actuarially determined evaluations of estimated ultimate liabilities on reported and unreported claims, prepared on a semi-annual basis. Historical data related to the amount and timing of payments for self-insured claims is utilized in preparing the actuarial evaluations. The accrual for public liability and property damage claims is discounted based upon the actuarially determined estimated timing of payments to be made in the future. The Company records expense related to public liability and property damage and SLI on a monthly basis based on rental volume and projections of ultimate losses, expenses, premiums and administrative costs that are derived from historical accident claim experience and trends. Management reviews the actual timing of payments as compared with the semi-annual actuarial estimate of timing of payments and has determined that there has been no material differences in the timing of payments for each of the three years in the period ended December 31, 2011. Because of less predictability in the estimated timing of payments, self-insured reserves for SLI are not discounted.

        Foreign Currency Translation—Foreign assets and liabilities are translated using the exchange rate in effect at the balance sheet date, and results of operations are translated using an average rate for the period. Translation adjustments are accumulated and reported as a component of accumulated other comprehensive loss.

        Revenue Recognition—Revenues from vehicle rentals are recognized as earned on a daily basis under the related rental contracts with customers. Revenues from leasing vehicles to franchisees are principally under operating leases with fixed monthly payments and are recognized ratably as earned over the lease terms. Revenues from fees and services include providing sales and marketing, reservations, information systems and other services to franchisees. Revenues from these services are generally based on a percentage of franchisee rental revenue or upon providing reservations and are recognized as earned on a monthly basis. Initial franchise fees are recognized upon substantial completion of all material services and conditions of the franchise sale, which coincides with the date of sale and commencement of operations by the franchisee.

        Advertising Costs—Advertising costs are primarily expensed as incurred. The Company incurred advertising expense of $20.1 million, $20.9 million and $21.2 million, for 2011, 2010 and 2009, respectively.

        Environmental Costs—The Company's operations include the storage of gasoline in underground storage tanks at certain company-owned stores. Liabilities incurred in connection with the remediation of accidental fuel discharges are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Operating Leases—

        Contingent Rent—The Company recognizes contingent rent expense associated with certain airport concession agreements monthly as incurred when the Company's achievement of the annual targeted qualifying revenue is probable.

        Scheduled Rent Increases—The Company recognizes scheduled rent increases on a straight-line basis over the remaining lease term.

        Income Taxes—The Company has provided for income taxes on its separate taxable income or loss and other tax attributes. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized. The Company has established a valuation allowance related to DTG Canada and a portion of the Company's net operating losses for state tax purposes. The Company evaluates its tax policies quarterly to identify uncertain tax positions.

        Earnings Per Share—Basic earnings per share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted EPS is based on the combined weighted average number of common shares and dilutive potential common shares outstanding which include, where appropriate, the assumed exercise of options. In computing diluted EPS, the Company utilizes the treasury stock method.

        Stock-Based Compensation—The Company uses the fair value-based method of accounting for stock-based compensation. All performance share, restricted stock and stock option awards are accounted for using the fair value-based method for the 2011, 2010 and 2009 periods. The fair value of these common shares is determined based on the closing market price of the Company's common shares at the specific date on which the shares were granted. In 2011 and 2010, the Company did not issue any stock options. In 2009, the Company issued approximately 1,120,000 stock options at a weighted average grant-date fair value per share of $4.44.

New Accounting Standards—

        In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") ASU 2010-06, "Fair Value Measurements and Disclosures (ASC Topic 820): Improving Disclosures about Fair Value Measurements" which amends Accounting Standards Codification ("ASC") Subtopic 820, "Fair Value Measurements and Disclosures" ("ASU 2010-06") to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Company adopted the provisions of ASU 2010-06 regarding disclosures about transfers into and out of Levels 1 and 2 as required on January 1, 2010 and adopted the remaining provisions of ASU 2010-06 regarding separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements as required on January 1, 2011. The adoption of this latest provision had no impact on the Company's financial statements as the Company has no Level 3 measurements.

        In May 2011, the FASB issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"), which amends U.S. GAAP to converge U.S. GAAP and International Financial Reporting Standards ("IFRS") by changing the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011; early adoption is not permitted. The Company adopted ASU 2011-04 on January 1, 2012, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income—Presentation of Comprehensive Income" ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of stockholders' equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income—Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05," to defer the effective date of the specific requirement to present items that are reclassified out of accumulated other comprehensive income to net income alongside their respective components of net income and other comprehensive income. All other provisions of this update, which are to be applied retrospectively, are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted ASU 2011-05 and ASU 2011-12 on January 1, 2012, as required.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company plans to adopt ASU 2011-11 on January 1, 2013, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

CASH AND INVESTMENTS - DOLLAR THRIFTY	3 Months Ended	9 Months Ended
	Mar. 31, 2013	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc
CASH AND INVESTMENTS
Cash and Cash Equivalents and Restricted Cash and Cash Equivalents
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our Consolidated Statements of Cash Flows, we net cash flows from revolving borrowings in the line item "Proceeds (payments) under the revolving lines of credit, net."
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or "LKE Program," and to satisfy certain of our self-insurance regulatory reserve requirements. As of March 31, 2013 and December 31, 2012, the portion of total restricted cash and cash equivalents that was associated with our Fleet Debt facilities was $370.5 million and $494.0 million, respectively. The decrease in restricted cash and cash equivalents associated with our fleet debt of $123.5 million from December 31, 2012 to March 31, 2013 was primarily related to the timing of purchases and sales of revenue earning vehicles.

2. CASH AND INVESTMENTS

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and on deposit, including highly liquid investments with initial maturities of three months or less. Book overdrafts represent outstanding checks not yet presented to the bank and are included in accounts payable to reflect the Company's outstanding obligations. At September 30, 2012 and December 31, 2011, there was $13.3 million and $19.0 million, respectively, in book overdrafts included in accounts payable. These amounts do not represent bank overdrafts, which would constitute checks presented in excess of cash on hand, and would be effectively a loan to the Company.

        Restricted Cash and Investments—Restricted cash and investments are restricted for the acquisition of vehicles and other specified uses under the rental car asset-backed note indenture and other agreements. A portion of these funds is restricted due to the like-kind exchange tax program for deferred tax gains on eligible vehicle remarketing. As permitted by the indenture, these funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and investments are excluded from cash and cash equivalents.

SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc
SHARE-BASED PAYMENT PLANS
Stock-Based Compensation
In February 2013, Hertz Holdings granted 5,247 Restricted Stock Units, or "RSUs," and 1,707,458 Performance Stock Units, or "PSUs," to certain executives and employees at a fair value of $19.95, under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the "Omnibus Plan." Of the total PSUs awarded 1,136,724 PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2013 and combined 2013-2014 Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization and "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 490,632 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. "Corporate EBITDA Margin" means Corporate EBITDA as a percentage of Consolidated Revenue. These PSU awards vest evenly over a three year vesting period. Of the total PSUs awarded, 83,567 PSUs have a performance condition under which the number of units that will ultimately be awarded will either be 0% to 100% of the original grant. Award of this grant is contingent upon final 2013 Corporate EBITDA Margin exceeding a minimum level. These PSU awards vest evenly over a two year vesting period. The RSUs awarded have a two year cliff vesting period.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under our Hertz Global Holdings, Inc. Stock Incentive Plan and Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the "Prior Plans," and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Compensation expense	$8.0	$7.5
Income tax benefit	(3.1)	(2.9)
Total	$4.9	$4.6

As of March 31, 2013, there was approximately $64.1 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 2.3 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock-Based Compensation
Plans
On February 28, 2008, the Board of Directors of Hertz and Hertz Holdings jointly adopted the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, or the “Omnibus Plan,” which was approved by the stockholders of Hertz Holdings at the annual meeting of stockholders held on May 15, 2008 and amended and restated on May 27, 2010. A maximum of 32.7 million shares are reserved for issuance under the Omnibus Plan. The Omnibus Plan provides for grants of both equity and cash awards, including non-qualified stock options, incentive stock options, stock appreciation rights, performance awards (shares and units), restricted stock, restricted stock units and deferred stock units to key executives, employees and non-management directors. We also granted awards under the Hertz Global Holdings, Inc. Stock Incentive Plan, or the “Stock Incentive Plan,” and the Hertz Global Holdings, Inc. Director Stock Incentive Plan, or the “Director Plan”, or collectively the “Prior Plans.”
The Omnibus Plan provides that no further awards will be granted pursuant to the Prior Plans. However, awards that had been previously granted pursuant to the Prior Plans will continue to be subject to and governed by the terms of the Prior Plans. As of December 31, 2012, there were 8.0 million shares of Hertz Holdings' common stock underlying awards outstanding under the Prior Plans. In addition, as of December 31, 2012, there were 9.4 million shares of Hertz Holdings' common stock underlying awards outstanding under the Omnibus Plan.
In addition to the 17.4 million shares underlying outstanding awards as of December 31, 2012, we had 16.9 million shares of Hertz Holdings' common stock available for issuance under the Omnibus Plan. The shares of common stock to be delivered under the Omnibus Plan may consist, in whole or in part, of common stock held in treasury or authorized but unissued shares of common stock, not reserved for any other purpose.
Shares subject to any award granted under the Omnibus Plan that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of common stock after the effective date of the Omnibus Plan will generally be available for future grants under the Omnibus Plan.
In March 2012, Hertz Holdings granted 543,880 Restricted Stock Units, or "RSUs," to certain executives and employees at fair values ranging from $13.65 to $14.47, 747,423 Performance Stock Units, or "PSUs," at a fair value of $13.65, and 1,098,591 PSUs (referred to as Price Vesting Units, or "PVUs") at fair values ranging from $10.13 to $11.26 under the Omnibus Plan. The PSUs have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on 2012 and 2013 Hertz Holdings' Corporate EBITDA results. "EBITDA" means consolidated net income before net interest expense, consolidated income taxes and consolidated depreciation (which includes revenue earning equipment lease charges) and amortization. "Corporate EBITDA," represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as provided in the applicable award agreements. Of the PVUs granted, one half will fully vest after three years if Hertz Holdings' stock price appreciates 15% over the starting price established on March 2, 2012, and one half will fully vest after four years if Hertz Holdings' stock price appreciates 25% over the starting price established on March 2, 2012. The starting price for the PVU awards is the average of the 20 trading day closing stock price ending March 2, 2012. Partial attainment of Hertz Holdings' stock appreciation targets will result in partial vesting. The achievement of the market condition for the PVUs is determined based on the average closing stock price for the 20 trading day period ending March 6, 2015 and 2016, respectively. In May 2012, Hertz Holdings granted 146,301 RSUs at a fair value of $15.48, in August 2012, Hertz Holdings granted 59,480 RSUs at a fair value of $12.12, and in November 2012, we granted 24,713 RSUs at a fair value of $13.15. In November 2012, we granted 35,492 non-qualified options with a strike price of $0.17 in exchange for 6,000 Dollar Thrifty options with a strike price of $0.97.
The non-cash stock-based compensation expense associated with the Prior Plans (as defined below) and the Omnibus Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level.
A summary of the total compensation expense and associated income tax benefits recognized under the Prior Plans and the Omnibus Plan, including the cost of stock options, RSUs, and PSUs, is as follows (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Compensation expense	$30.3	$31.0	$36.6
Income tax benefit	(11.7)	(12.0)	(14.2)
Total	$18.6	$19.0	$22.4

As of December 31, 2012, there was approximately $38.0 million of total unrecognized compensation cost related to non-vested stock options, RSUs and PSUs granted by Hertz Holdings under the Prior Plans and the Omnibus Plan. The total unrecognized compensation cost is expected to be recognized over the remaining 1.4 years, on a weighted average basis, of the requisite service period that began on the grant dates.

Stock Options and Stock Appreciation Rights
All stock options and stock appreciation rights granted under the Omnibus Plan will have a per-share exercise price of not less than the fair market value of one share of Hertz Holdings common stock on the grant date. Stock options and stock appreciation rights will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the compensation committee of our Board of Directors. No stock options or stock appreciation rights will be exercisable after ten years from the grant date.
We have accounted for our employee stock‑based compensation awards in accordance with ASC 718, “Compensation-Stock Compensation.” The non-cash stock based compensation expense associated with the Stock Incentive Plan is pushed down from Hertz Holdings and recorded on the books at the Hertz level. The options are being accounted for as equity‑classified awards. We will recognize compensation cost on a straight-line basis over the vesting period. The value of each option award is estimated on the grant date using a Black‑Scholes option valuation model that incorporates the assumptions noted in the following table. Because the stock of Hertz Holdings became publicly traded in November 2006 and had a short trading history, it was not practicable for us to estimate the expected volatility of Hertz Holdings' share price, or a peer company share price, because there was insufficient historical information about past volatility prior to 2012. Therefore, prior to 2012 we used the calculated value method, substituting the historical volatility of an appropriate industry sector index for the expected volatility of Hertz Holdings' common stock price as an assumption in the valuation model. We selected the Dow Jones Specialized Consumer Services sub-sector within the consumer services industry, and we used the U.S. large capitalization component, which includes the top 70% of the index universe (by market value).
The calculation of the historical volatility of the index was made using the daily historical closing values of the index for the preceding 6.25 years, because that is the expected term of the options using the simplified approach.
For 2012, we have determined that there was sufficient historical information available to estimate the expected volatility of our share price. Therefore, for 2012 we calculated volatility for Hertz Holdings' stock price based on a weighted average combining implied volatility and the average of our peer’s most recent 5.79-year volatility and mean reversion volatility.
The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero.

Assumption	2012 Grants	2011 Grants	2010 Grants
Expected volatility	81.5%	36.7%	36.1%
Expected dividend yield	—%	—%	—%
Expected term (years)	3	6.25	6.25
Risk-free interest rate	0.4%	2.56%	1.62%-2.96%
Weighted‑average grant date fair value	$14.62	$5.93	$4.00

A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

A summary of non-vested options as of December 31, 2012, and changes during the year, is presented below.

	Non-vested Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Grant- Date Fair Value
Non-vested as of January 1, 2012	4,915,825	$12.04	$4.86
Granted	35,492	0.17	0.17
Vested	(1,959,032)	11.56	4.59
Forfeited	(125,555)	11.91	4.84
Non-vested as of December 31, 2012	2,866,730	$12.23	$4.98

Additional information pertaining to option activity under the plans is as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Aggregate intrinsic value of stock options exercised	$15.1	$15.0	$8.1
Cash received from the exercise of stock options	11.2	13.1	7.9
Fair value of options that vested	9.0	17.4	21.6
Tax benefit realized on exercise of stock options	0.9	0.5	0.3

Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units
Performance stock, PSUs and performance units granted under the Omnibus Plan will vest based on the achievement of pre-determined performance goals over performance periods determined by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings. Each of the units granted under the Omnibus Plan represent the right to receive one share of Hertz Holdings' common stock on a specified future date. In the event of an employee's death or disability, a pro rata portion of the employee's performance stock, performance stock units and performance units will vest to the extent performance goals are achieved at the end of the performance period. Restricted Stock and RSUs granted under the Omnibus Plan will vest based on a minimum period of service or the occurrence of events (such as a change in control, as defined in the Omnibus Plan) specified by the Compensation, Nominating and Governance Committee of the Board of Directors of Hertz Holdings.
A summary of RSU and PSU activity under the Omnibus Plan as of December 31, 2012 is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	4,327,461	$6.46	$50,718
Granted	869,894	13.78	—
Vested	(3,198,219)	4.58	—
Forfeited or Expired	(126,502)	13.19	—
Outstanding at December 31, 2012	1,872,634	$12.62	$30,468

Additional information pertaining to RSU and PSU activity is as follows:

	Years ended December 31,
	2012	2011	2010
Total fair value of awards that vested ($ millions)	$14.6	$9.6	$8.2
Weighted average grant date fair value of awards	$13.78	$14.78	$10.1

Compensation expense for RSUs and PSUs is based on the grant date fair value, and is recognized ratably over the vesting period. For grants in 2010, 2011 and 2012, the vesting period is three years (for grants in 2010 and 2011, 25% in the first year, 25% in the second year and 50% in the third year and for grants in 2012, 33 1/3% per year). In addition to the service vesting condition, the PSUs had an additional vesting condition which called for the number of units that will be awarded being based on achievement of a certain level of Corporate EBITDA over the applicable measurement period.
In March 2012, Hertz Holdings granted 1,846,014 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2012 and 2013 Corporate EBITDA results, in addition to a service vesting condition. In March 2011 Hertz Holdings' granted 499,515 PSUs that had a performance vesting condition under which the number of units that will ultimately be awarded will vary from 0% to 150% of the original grant, based on the sum of 2011 and 2012 Corporate EBITDA results, in addition to a service vesting condition. An additional 193,798 PSUs granted in March 2011 contained a market condition whereby the 20 trading day average trailing Hertz Holdings' stock price must equal or exceed a certain price target at any time during the five year performance period, in addition to a service vesting condition. A summary of the PSU activity for this grant is presented below.

	Shares	Weighted‑ Average Fair Value	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	677,971	$13.34	$7,946
Granted	1,846,014	11.89	—
Vested	(124,874)	14.60	—
Forfeited or Expired	(100,438)	11.87	—
Outstanding at December 31, 2012	2,298,673	$12.18	$37,399

Employee Stock Purchase Plan
On February 28, 2008, upon recommendation of the compensation committee of the Board of Directors, or “Committee,” of Hertz Holdings, Hertz Holdings' Board of Directors adopted the Hertz Global Holdings, Inc. Employee Stock Purchase Plan, or the “ESPP,” and the plan was approved by the stockholders of Hertz Holdings on May 15, 2008. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.
The maximum number of shares that may be purchased under the ESPP is 3,000,000 shares of Hertz Holdings' common stock, subject to adjustment in the case of any change in Hertz Holdings' shares, including by reason of a stock dividend, stock split, share combination, recapitalization, reorganization, merger, consolidation or change in corporate structure. An eligible employee may elect to participate in the ESPP each quarter (or other period established by the Committee) through a payroll deduction. The maximum and minimum contributions that an eligible employee may make under all of Hertz Holdings' qualified employee stock purchase plans will be determined by the Committee, provided that no employee may be permitted to purchase stock with an aggregate fair market value greater than $25,000 per year. At the end of the offering period, the total amount of each employee's payroll deduction will be used to purchase shares of Hertz Holdings' common stock. The purchase price per share will be not less than 85% of the market price of Hertz Holdings' common stock on the date of purchase; the exact percentage for each offering period will be set in advance by the Committee.
For the years ended December 31, 2012, 2011 and 2010, we recognized compensation cost of approximately $0.8 million, $0.7 million and $0.6 million, respectively, for the amount of the discount on the stock purchased by our employees under the ESPP. Approximately 1,800 employees participated in the ESPP as of December 31, 2012.

3. SHARE-BASED PAYMENT PLANS

Long-Term Incentive Plan

        At September 30, 2012, the Company's common stock authorized for issuance under the long-term incentive plan ("LTIP") for employees and non-employee directors was 2,726,312 shares. The Company has 1,168,546 shares available for future LTIP awards at September 30, 2012 after reserving for the maximum potential shares that could be awarded under existing LTIP grants. The Company issues new shares from remaining authorized common stock to satisfy LTIP awards.

        Compensation cost for non-qualified option rights, performance shares and restricted stock awards is recognized based on the fair value of the awards granted at the grant-date and is amortized to compensation expense on a straight-line basis over the requisite service periods of the stock awards, which are generally the vesting periods. The Company recognized compensation costs of $1.9 million and $5.9 million during the three and nine months ended September 30, 2012, respectively, and $1.0 million and $3.1 million during the three and nine months ended September 30, 2011, respectively, for such awards. The total income tax benefit recognized in the statements of comprehensive income for share-based compensation payments was $0.6 million and $2.2 million for the three and nine months ended September 30, 2012, respectively, and $0.3 million and $1.2 million for the three and nine months ended September 30, 2011, respectively.

        Option Rights Plan—Under the LTIP, the Human Resources and Compensation Committee may grant non-qualified option rights to key employees and non-employee directors. The maximum number of shares for which option rights may be granted under the LTIP to any participant during any calendar year is 285,000. No awards were granted in 2012 or 2011. The grant-date fair value of options vested during both the nine months ended September 30, 2012 and 2011 was $1.6 million. No options vested during the three months ended September 30, 2012 or 2011. Expense is recognized over the service period which is the vesting period. No unrecognized expense for the options is remaining at September 30, 2012.

        The following table sets forth the non-qualified option rights activity under the LTIP for the nine months ended September 30, 2012:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2012	1,575	$5.11	6.89	$102,579
Granted	—	—
Exercised	(297)	5.70
Canceled (Forfeited/Expired)	—	—

Outstanding at September 30, 2012	1,278	$4.97	6.35	$104,695

Fully vested and exercisable options at: September 30, 2012	1,278	$4.97	6.35	$104,695

        The total intrinsic value of options exercised during the three and nine months ended September 30, 2012 was $15.7 million and $23.0 million, respectively. The total intrinsic value of options exercised during the three and nine months ended September 30, 2011 was $0.1 million and $6.3 million, respectively. Total cash received by the Company for non-qualified option rights exercised during the three and nine months ended September 30, 2012 totaled $0.9 million and $1.7 million, respectively. Total cash received by the Company for non-qualified option rights exercised during the three and nine months ended September 30, 2011 totaled less than $0.1 million and $2.9 million, respectively.

        Performance Shares—Performance share awards, which may take the form of performance shares or performance units, are granted to Company officers and certain key employees. The maximum amount of performance share awards that may be granted under the LTIP during any year to any participant is 160,000 common shares. Compensation expense related to the performance shares is recognized over the vesting period.

        In February 2012, the Company granted 29,135 performance units related to the 2011 incentive compensation plan with a grant-date fair value of $76.17 per share. These performance units, which will settle in Company shares, will vest over the requisite service period with 25% vesting on December 31, 2012 and the remaining 75% vesting on December 31, 2013. The grant-date fair value for this award was based on the closing market price of the Company's common shares on the date of grant.

        In March 2011, the 2008 grant of performance shares earned from January 1, 2008 through December 31, 2010 totaling 73,000 shares, net of forfeitures, vested at 200% of the target award (total of approximately 146,000 shares) with a total intrinsic value to the recipients of approximately $3.5 million. The Company withheld approximately 52,000 of these shares for the payment of taxes owed by the recipients and designated the shares withheld as treasury shares.

        The following table presents the status of the Company's nonvested performance shares as of September 30, 2012 and any changes during the nine months ended September 30, 2012:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	262	$59.11
Granted	29	76.17
Vested	(4)	52.44
Forfeited	(7)	59.79

Nonvested at September 30, 2012	280	$60.94

        At September 30, 2012, the total compensation cost related to nonvested performance share awards not yet recognized is estimated at approximately $8.0 million, based on the Company's expectation that it will meet or exceed the targets specified in the performance share agreement. This estimated compensation cost is expected to be recognized over the weighted-average period of 1.4 years. The total intrinsic value of vested and issued performance shares during the nine months ended September 30, 2012 and 2011 was $0.3 million and $7.6 million, respectively. As of September 30, 2012, the intrinsic value of the nonvested performance share awards was $24.4 million.

        Restricted Stock Units—Under the LTIP, the Company may grant restricted stock units to key employees and non-employee directors. The grant-date fair value of the award is based on the closing market price of the Company's common shares on the date of grant.

        In January 2012, non-employee directors were granted 6,815 shares with a grant-date fair value of $73.42 per share that fully vest on December 31, 2012. The total intrinsic value of vested and issued restricted stock units during the nine months ended September 30, 2012 and 2011 was $2.7 million and $1.1 million, respectively. At September 30, 2012, the total compensation cost related to nonvested restricted stock unit awards not yet recognized is approximately $0.1 million, which is expected to be recognized on a straight-line basis over the vesting period of the restricted stock units.

        The following table presents the status of the Company's nonvested restricted stock units as of September 30, 2012 and changes during the nine months ended September 30, 2012:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	34	$5.41
Granted	7	73.42
Vested	(34)	5.41
Forfeited	—	—

Nonvested at September 30, 2012	7	$73.42

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
VEHICLE DEPRECIATION AND LEASE CHARGES, NET
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1
The adjustment of depreciation upon disposal of revenue earning equipment for the three months ended March 31, 2013 and 2012, included net losses of $3.3 million and net gains of $34.9 million, respectively, on the disposal of vehicles used in our car rental operations and gains of $4.6 million and $4.5 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the three months ended March 31, 2013, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $0.7 million and $0.2 million in depreciation expense for the three months ended March 31, 2013 and March 31, 2012, respectively. For the three months ended March 31, 2013, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.1 million in depreciation expense.

Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

The adjustment of depreciation upon disposal of revenue earning equipment for the year ended December 31, 2012, 2011 and 2010, included net gains of $83.2 million and $98.9 million and net loss of $32.9 million, respectively, on the disposal of vehicles used in our car rental operations and net gains of $13.5 million and $13.3 million and net loss of $10.0 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the year ended December 31, 2012, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $130.6 million and $13.8 million and a net increase of $19.1 million in depreciation expense for the years ended December 31, 2012, 2011 and 2010 respectively. The cumulative effect of the reduction in rates was indicative of the strong residual values experienced in the U.S. for the years ended December 31, 2012 and 2011. In 2012, 2011 and 2010, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.5 million, decrease of $4.4 million and increase of $3.6 million in depreciation expense, respectively.

4. VEHICLE DEPRECIATION AND LEASE CHARGES, NET

        Vehicle depreciation and lease charges include the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Depreciation of revenue-earning vehicles and other	$94,323	$80,667	$230,391	$247,112
Net gains from disposal of revenue-earning vehicles	(5,192)	(17,368)	(42,023)	(43,129)

	$89,131	$63,299	$188,368	$203,983

        Average gain on Non-Program Vehicles:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Number of Non-Program Vehicles sold	15,463	15,441	48,530	30,787
Average gain on vehicles sold (per vehicle)	$336	$1,125	$866	$1,401

        Components of vehicle depreciation per vehicle per month:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Average depreciable fleet (units)	120,757	113,719	113,968	110,125
Average depreciation rate	$260	$236	$225	$249
Average gain on vehicles sold	(14)	(50)	(41)	(43)

Average vehicle depreciation and lease charges, net	$246	$186	$184	$206

        Vehicles purchased by vehicle rental companies under programs where either the rate of depreciation or the residual value is guaranteed by the manufacturer are referred to as "Program Vehicles." Vehicles not purchased under these programs and for which rental companies therefore bear residual value risk are referred to as "Non-Program Vehicles."

        Depreciation expense for Non-Program Vehicles, which constitute substantially all of the Company's fleet, is recorded on a straight-line basis over the life of the vehicle, based on the original acquisition cost, the projected residual value at the time of sale, and the estimated length of time the vehicle will be in service. The Company's vehicle depreciation rates are periodically adjusted on a prospective basis when residual value assumptions change due to changes in used vehicle market conditions.

        The estimation of residual values requires the Company to make assumptions regarding the expected age and mileage of the vehicle at the time of disposal. Additionally, residual value estimates must also take into consideration overall used vehicle market conditions at the time of sale, including the impact of seasonality on vehicle residuals. The difference in residual values assumed and the proceeds realized upon sale of the vehicle is recorded as a gain or loss on the sale of the vehicle, and is recorded as a component of net vehicle depreciation and lease charges in the condensed consolidated statements of comprehensive income.

5. VEHICLE DEPRECIATION AND LEASE CHARGES, NET

        Vehicle depreciation and lease charges include the following:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Depreciation of revenue-earning vehicles and other	$317,844	$362,284	$461,178
Net gains from disposal of revenue-earning vehicles	(46,887)	(63,084)	(35,086)

	$270,957	$299,200	$426,092

        Average gain on Non-Program Vehicles:

	Year Ended December 31,
	2011	2010	2009
Number of Non-Program Vehicles sold	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)	$1,190	$1,105	$700

        Components of vehicle depreciation per vehicle per month:

	Year Ended December 31,
	2011	2010	2009
Average depreciable fleet (units)	108,127	103,207	105,301
Average depreciation rate	$245	$293	$365
Average gain on vehicles sold	(36)	(51)	(28)

Average vehicle depreciation and lease charges, net	$209	$242	$337

        Depreciation expense for Non-Program Vehicles, which constitute substantially all of the Company's fleet, is recorded on a straight-line basis over the life of the vehicle, based on the original acquisition cost, the projected residual value at the time of sale, and the estimated length of time the vehicle will be held in service. The Company's vehicle depreciation rates will be periodically adjusted on a prospective basis when residual value assumptions change due to changes in used vehicle market conditions.

EARNINGS PER SHARE - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
EARNINGS PER SHARE

5. EARNINGS PER SHARE

        Basic earnings per share ("EPS") is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted EPS is based on the combined weighted-average number of common shares and dilutive potential common shares outstanding which include, where appropriate, the assumed exercise of options. In computing diluted EPS, the Company utilizes the treasury stock method.

        The computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$55,500	$66,621	$145,298	$125,649

Basic EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747

Basic EPS	$1.99	$2.30	$5.15	$4.35

Diluted EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747
Shares contingently issuable:
Stock options	803,982	1,964,321	854,272	1,984,419
Performance awards and non-vested shares	127,418	113,734	111,431	90,581
Employee compensation shares deferred	24,577	46,604	29,805	48,440
Director compensation shares deferred	224,535	221,452	223,952	220,554

Shares applicable to diluted	29,085,630	31,304,829	29,436,527	31,216,741

Diluted EPS	$1.91	$2.13	$4.94	$4.03

        For the three and nine months ended September 30, 2012 and 2011, all options to purchase shares of common stock were included in the computation of diluted EPS because no exercise price was greater than the average per share market price of the common shares.

        Shares included in the diluted EPS calculation related to shares contingently issuable for stock options decreased on a year-over-year basis for both the three and nine months ended September 30, 2012, from the three and nine months ended September 30, 2011. The Company uses the treasury stock method to determine the denominator used in the diluted EPS calculation. To derive the denominator, the number of outstanding options is reduced by the number of shares that would be repurchased from assumed proceeds of certain defined items including the exercise price of the option and the excess tax benefit that would result from the assumed exercise of the option. However, the excess tax benefit component is included only if the assumed tax benefit would decrease the Company's current taxes payable. In 2012, the Company has projected that it will be a taxpayer and the tax benefit of the repurchases of shares from the assumed proceeds is incorporated into the diluted share calculation. The impact of the assumed tax benefit in 2012 is a reduction in diluted shares outstanding of approximately 500,000 shares. In 2011, the Company was not a taxpayer for federal income tax purposes and did not benefit from the tax deduction related to the assumed option exercises for purposes of the diluted share calculation, thus increasing the number of shares included in the diluted EPS calculation by approximately 800,000 shares. Other factors, such as the Company's stock price and stock options exercised, also impact the diluted EPS calculation.

        During the three and nine months ended September 30, 2012, the Company repurchased 22,494 and 1,821,137 shares of its common stock, respectively, which reduced the weighted-average common shares outstanding. See Note 10 for further discussion of the share repurchase program.

2. EARNINGS PER SHARE

        The computation of weighted average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands, Except Share and Per Share Data)
Net income	$159,550	$131,216	$45,022

Basic EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077

Basic EPS	$5.51	$4.58	$1.98

Diluted EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options	1,913,783	1,226,089	762,673
Performance awards and non-vested shares	94,261	125,225	255,775
Employee compensation shares deferred	47,232	49,374	105,402
Director compensation shares deferred	220,778	221,485	155,611

Shares applicable to diluted	31,241,241	30,245,281	23,966,538

Diluted EPS	$5.11	$4.34	$1.88

        At December 31, 2011 and 2010, all options to purchase shares of common stock were included in the computation of diluted EPS because no exercise price was greater than the average market price of the common shares. At December 31, 2009, 356,970 outstanding common stock equivalents that were anti-dilutive were excluded from the computation of diluted EPS.

        Although there have been no significant equity grants since 2010, shares included in the diluted EPS calculation increased on a year-over-year basis from December 31, 2010 to December 31, 2011. The Company uses the treasury stock method to determine the denominator used in the diluted EPS calculation. To derive the denominator, the number of outstanding options is reduced by the number of shares that would be repurchased from assumed proceeds of certain defined items including the exercise price of the option and the excess tax benefit that would result from the assumed exercise of the option. However, the excess tax benefit component is included only if the assumed tax benefit would decrease the Company's current taxes payable. Since the Company is not a taxpayer for federal income tax purposes in 2011, it does not benefit from the tax deduction related to the assumed option exercises for purposes of the diluted share calculation as it did in 2010, thus resulting in an increase in the dilutive EPS denominator of approximately 700,000 shares. When the Company becomes a taxpayer in the future, the tax benefit will be incorporated into the diluted share calculation and the shares included in the diluted EPS calculation will be reduced by the shares repurchased from the assumed proceeds; however, other factors, such as the Company's stock price, could impact the diluted EPS calculation. See Note 13 for further discussion of share repurchase program.

RECEIVABLES - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
RECEIVABLES

6. RECEIVABLES

        Receivables consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Trade accounts receivable and other	$85,476	$74,403
Vehicle manufacturer receivables	41,078	21,510
Car sales receivable	3,826	2,287

	130,380	98,200
Less: Allowance for doubtful accounts	(2,163)	(2,840)

	$128,217	$95,360

        Trade accounts receivable and other include primarily amounts due from rental customers, franchisees and tour operators arising from billings under standard credit terms for services provided in the normal course of business.

        Vehicle manufacturer receivables include primarily amounts due under guaranteed residual, buyback and Non-Program Vehicle incentive programs, which are paid according to contract terms and are generally received within 60 days.

        Car sales receivable include primarily amounts due from car sale auctions for the sale of both Program Vehicles and Non-Program Vehicles.

        Allowance for doubtful accounts represents potentially uncollectible amounts owed to the Company from franchisees, tour operators, corporate account customers and others.

3. RECEIVABLES

        Receivables consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Trade accounts receivable and other	$74,403	$68,528
Vehicle manufacturer receivables	21,510	4,543
Car sales receivable	2,287	1,100

	98,200	74,171
Less: Allowance for doubtful accounts	(2,840)	(4,715)

	$95,360	$69,456

        Trade accounts receivable and other include primarily amounts due from rental customers, franchisees and tour operators arising from billings under standard credit terms for services provided in the normal course of business.

        Vehicle manufacturer receivables include primarily amounts due under guaranteed residual, buyback and Non-Program Vehicle incentive programs, which are paid according to contract terms and are generally received within 60 days.

        Car sales receivable include primarily amounts due from car sale auctions for the sale of both Program Vehicles and Non-Program Vehicles.

        Allowance for doubtful accounts represents potentially uncollectible amounts owed to the Company from franchisees, tour operators, corporate account customers and others.

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
DEBT AND OTHER OBLIGATIONS
Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending March 31 (in millions of dollars) are as follows:

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of March 31, 2013, there were outstanding standby letters of credit totaling $669.6 million. Of this amount, $617.6 million was issued under the Senior Credit Facilities. As of March 31, 2013, none of these letters of credit have been drawn upon.
2013 Events
In January 2013, Hertz Vehicle Financing LLC, or "HVF," an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of HVF's Series 2013-1 Rental Car Asset Backed Notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.
In March 2013, Hertz issued $250 million in aggregate principal amount of 4.25% Senior Notes due 2018. The proceeds of this March 2013 offering were used by us to replenish a portion of our liquidity, after having dividended $467.2 million in available liquidity to Hertz Holdings, which Hertz Holdings used to repurchase 23,200,000 shares of its common stock in March 2013.
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.
Registration Rights
Pursuant to the terms of the exchange and registration rights agreement entered into in connection with the issuance of $250 million in aggregate principal amount of the 4.25% Senior Notes due 2018 in March 2013, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by March 2014 or failing to complete the exchange offer by April 2014, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where any such failure has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. We do not believe the special interest obligation is probable, and as such, we have not recorded any amounts with respect to this registration payment arrangement.
Guarantees and Security
In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. There have been no material changes to the guarantees and security provisions of the debt instruments and credit facilities under which our indebtedness as of March 31, 2013 has been issued from the terms as disclosed in our Form 10-K.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of March 31, 2013, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of March 31, 2013, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of March 31, 2013, the Senior Term Facility had approximately $0.1 million available under the letter of credit facility and the Senior ABL Facility had $1,027.2 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which Hertz is the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of March 31, 2013 and December 31, 2012, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities collectively had total assets primarily comprised of loans receivable and revenue earning equipment of $393.4 million and $440.8 million, respectively, and collectively had total liabilities primarily comprised of debt of $392.9 million and $440.3 million, respectively.

Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations, acquisitions and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of December 31, 2012, there were outstanding standby letters of credit totaling $681.4 million. Of this amount, $626.6 million was issued under the Senior Credit Facilities. As of December 31, 2012, none of these letters of credit have been drawn upon.
Acquisition Bridge Financing
In August 2012 in conjunction with signing of the merger agreement with Dollar Thrifty, Hertz obtained $1,950.0 million in financing commitments for use in acquiring Dollar Thrifty. In October 2012 after having secured permanent financing for the Dollar Thrifty acquisition, Hertz terminated these commitments having never drawn upon them.
CORPORATE DEBT
Senior Credit Facilities
Senior Term Facility: In March 2011, Hertz entered into a credit agreement that provides a $1,400.0 million term loan, or as amended, the ‘‘Senior Term Facility.’’ In addition, the Senior Term Facility includes a separate incremental pre-funded synthetic letter of credit facility in an aggregate principal amount of $200.0 million. Subject to the satisfaction of certain conditions and limitations, the Senior Term Facility allows for the incurrence of incremental term and/or revolving loans.
On October 9, 2012, Hertz entered into an Incremental Commitment Amendment to the Senior Term Facility which provided for commitments for the Incremental Term Loans of $750.0 million under the Senior Term Facility. Contemporaneously with the consummation of the Dollar Thrifty acquisition, the Incremental Term Loans were fully drawn and the proceeds therefrom were used to: (i) finance a portion of the consideration in connection with the Dollar Thrifty acquisition, (ii) pay off obligations of Dollar Thrifty and its subsidiaries in connection with the Dollar Thrifty acquisition and (iii) pay fees and other transaction expenses in connection with the Dollar Thrifty acquisition and the related financing transactions.
The Incremental Term Loans are secured by the same collateral and guaranteed by the same guarantors as the previously existing term loans under the Senior Term Facility. The Incremental Term Loans will, like the previously existing term loans under the Senior Term Facility, mature on March 11, 2018 and the interest rate per annum applicable thereto will be the same as such previously existing term loans. The other terms of the Incremental Term Loans are also generally the same.
Senior ABL Facility: In March 2011, Hertz, HERC, and certain other of our subsidiaries entered into a credit agreement that provides for aggregate maximum borrowings of $1,800.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility. We refer to this facility, as amended, from time to time, as the “Senior ABL Facility.” Up to $1,500.0 million of the Senior ABL Facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation. Subject to the satisfaction of certain conditions and limitations, the Senior ABL Facility allows for the addition of incremental revolving and/or term loan commitments. In addition, the Senior ABL Facility permits Hertz to increase the amount of commitments under the Senior ABL Facility with the consent of each lender providing an additional commitment, subject to satisfaction of certain conditions.
We refer to the Senior Term Facility and the Senior ABL Facility together as the “Senior Credit Facilities.” Hertz's obligations under the Senior Credit Facilities are guaranteed by its immediate parent (Hertz Investors, Inc.) and most of its direct and indirect domestic subsidiaries (subject to certain exceptions, including Hertz International Limited, which ultimately owns entities carrying on most of our international operations, and subsidiaries involved in the HVF U.S. Asset-Backed Securities, or "ABS," Program, the Donlen ABS Program and, the RCFC U.S. ABS Program). In addition, the obligations of the “Canadian borrowers” under the Senior ABL Facility are guaranteed by their respective subsidiaries, subject to certain exceptions.
The lenders under the Senior Credit Facilities have been granted a security interest in substantially all of the tangible and intangible assets of the borrowers and guarantors under those facilities, including pledges of the stock of certain of their respective domestic subsidiaries (subject, in each case, to certain exceptions, including certain vehicles). Each of the Senior Credit Facilities permits the incurrence of future indebtedness secured on a basis either equal to or subordinated to the liens securing the applicable Senior Credit Facility or on an unsecured basis.
We refer to Hertz and its subsidiaries as the Hertz credit group. The Senior Credit Facilities contain a number of covenants that, among other things, limit or restrict the ability of the Hertz credit group to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make dividends and other restricted payments (including to the parent entities of Hertz and other persons), create liens, make investments, make acquisitions, engage in mergers, change the nature of their business, engage in certain transactions with affiliates that are not within the Hertz credit group or enter into certain restrictive agreements limiting the ability to pledge assets.
Under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Covenants in the Senior Term Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, with certain exceptions, including: (i) in an aggregate amount not to exceed 1.0% of the greater of a specified minimum amount and the consolidated tangible assets of the Hertz credit group (which payments are deducted in determining the amount available as described in the next clause (ii)), (ii) in additional amounts up to a specified available amount determined by reference to, among other things, an amount set forth in the Senior Term Facility plus 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available (less certain investments) and (iii) in additional amounts not to exceed the amount of certain equity contributions made to Hertz.
Covenants in the Senior ABL Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, except in an aggregate amount, taken together with certain investments, acquisitions and optional prepayments, not to exceed $200 million. Hertz may also pay additional cash dividends under the Senior ABL Facility so long as, among other things, (a) no specified default then exists or would arise as a result of making such dividends, (b) there is at least $200 million of liquidity under the Senior ABL Facility after giving effect to the proposed dividend, and (c) either (i) if such liquidity is less than $400 million immediately after giving effect to the making of such dividends, Hertz is in compliance with a specified fixed charge coverage ratio, or (ii) the amount of the proposed dividend does not exceed the sum of (x) 1.0% of tangible assets plus (y) a specified available amount determined by reference to, among other things, 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available plus (z) a specified amount of certain equity contributions made to Hertz.
In November 2012, we amended the Senior ABL Facility to deem letters of credit issued under Dollar Thrifty's now-terminated senior revolving credit facility to have been issued under the Senior ABL Facility.
Senior Notes
In March 2012, Hertz issued an additional $250.0 million aggregate principal of the 6.75% Senior Notes due 2019. The proceeds of this March 2012 offering were used in March 2012 in part to redeem $162.3 million principal amount of Hertz's outstanding 8.875% Senior Notes due 2014 which resulted in the write-off of unamortized debt costs of $1.2 million recorded in "Interest expense" on our consolidated statement of operations. The remainder of the proceeds of this March 2012 offering, along with cash on hand or drawings under the Senior ABL Facility were used to redeem €213.5 million ($286.0 million) of Hertz's outstanding 7.875% Senior Notes due 2014, which resulted in the write-off of unamortized debt costs of $2.0 million recorded in "Interest expense" on our consolidated statement of operations.
In October 2012, HDTFS, Inc., a newly-formed, wholly-owned subsidiary of Hertz issued and sold $700.0 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500.0 million aggregate principal amount of 6.250% Senior Notes due 2022 in a private offering. The gross proceeds of the offering were held in an escrow account until the date of the completion of the acquisition of Dollar Thrifty, at which time the gross proceeds of the offering were released from escrow and HDTFS, Inc. was merged into Hertz.
Hertz's obligations under the indentures for the Senior Notes are guaranteed by each of its direct and indirect domestic subsidiaries that is a guarantor under the Senior Term Facility. The guarantees of all of the Subsidiary Guarantors may be released to the extent such subsidiaries no longer guarantee our Senior Credit Facilities in the United States. HERC may also be released from its guarantee under the outstanding Senior Notes at any time at which no event of default under the related indenture has occurred and is continuing, notwithstanding that HERC may remain a subsidiary of Hertz.
The indentures for the Senior Notes contain covenants that, among other things, limit or restrict the ability of the Hertz credit group to incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make certain restricted payments (including paying dividends, redeeming stock or making other distributions to parent entities of Hertz and other persons outside of the Hertz credit group), make investments, create liens, transfer or sell assets, merge or consolidate, and enter into certain transactions with Hertz's affiliates that are not members of the Hertz credit group.
The covenants in the indentures for the Senior Notes also restrict Hertz and other members of the Hertz credit group from redeeming stock or making loans, advances, dividends, distributions or other restricted payments to any entity that is not a member of the Hertz credit group, including Hertz Holdings, subject to certain exceptions.
Promissory Notes
References to our “Promissory Notes” relate to our promissory notes issued under three separate indentures prior to the Acquisition.
FLEET DEBT
The governing documents of certain of the fleet debt financing arrangements specified below contain covenants that, among other things, significantly limit or restrict (or upon certain circumstances may significantly restrict or prohibit) the ability of the borrowers, and the guarantors if applicable, to make certain restricted payments (including paying dividends, redeeming stock, making other distributions, loans or advances) to Hertz Holdings and Hertz, whether directly or indirectly.
HVF U.S. ABS Program
Hertz Vehicle Financing LLC, an insolvency remote, direct, wholly‑owned, special purpose subsidiary of Hertz, or “HVF,” is the issuer under the HVF U.S. ABS Program. HVF has entered into a base indenture that permits it to issue term and revolving rental car asset‑backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Hertz's (and through fleet sharing arrangements, a portion of the fleet used in Dollar Thrifty's) domestic car rental operations and contractual rights related to such vehicles.
References to the “HVF U.S. ABS Program” include HVF's U.S. Fleet Variable Funding Notes together with HVF's U.S. Fleet Medium Term Notes.
HVF U.S. Fleet Variable Funding Notes
References to the “HVF U.S. Fleet Variable Funding Notes” include HVF's Series 2009-1 Variable Funding Rental Car Asset Backed Notes, as amended, or the “Series 2009-1 Notes,” Series 2010-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2010-2 Notes,” and Series 2011-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2011-2 Notes,” collectively. As of December 31, 2012, the only U.S. Fleet Variable Funding Notes committed or outstanding were the Series 2009-1 Notes, which, as of December 31, 2012, permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability) on a revolving basis under an asset‑backed variable funding note facility.
In April 2012, HVF paid the HVF Series 2011-2 notes in full and terminated the related asset-backed variable funding note facility.
In May 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,188.0 million (subject to borrowing base availability).
In October 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,238.8 million (subject to borrowing base availability) and extend the expected final maturity by one year to March 2014.
In December 2012, HVF paid the HVF Series 2010-2 Notes in full and terminated the related asset-backed variable funding note facility. At the same time, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability).
HVF U.S. Fleet Medium Term Notes
References to the “HVF U.S. Fleet Medium Term Notes” include HVF's Series 2009-2 Notes, Series 2010-1 Notes and Series 2011-1 Notes, collectively.
Series 2009-2 Notes: In October 2009, HVF issued the Series 2009-2 Rental Car Asset Back Notes, Class A, or the “HVF Series 2009-2 Class A Notes,” in an aggregate original principal amount of $1.2 billion. In June 2010, HVF issued the Subordinated Series 2009-2 Rental Car Asset Backed Notes, Class B, or the “HVF Series 2009-2 Class B Notes,” and together with the Series 2009-2 Class A, or the “HVF Series 2009-2 Notes,” in an aggregate original principal amount of $184.3 million.
Series 2010-1 Notes: In July 2010, HVF issued the Series 2010-1 Rental Car Asset Backed Notes, or the “HVF Series 2010-1 Notes,” in an aggregate original principal amount of $749.8 million.
Series 2011-1 Notes: In June 2011, HVF issued the Series 2011-1 Rental Car Asset Backed Notes, or the “HVF Series 2011-1 Notes,” in an aggregate original principal amount of $598.0 million.
See Note 18—Subsequent Events.
RCFC U.S. ABS Program
Rental Car Finance Corporation, or “RCFC,” became an insolvency remote, indirect, wholly‑owned, special purpose subsidiary of Hertz when Hertz acquired Dollar Thrifty. RCFC is the issuer under the RCFC U.S. ABS Program. RCFC has entered into a base indenture that permits it to issue term and revolving rental car asset-backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Dollar Thrifty's (and through fleet sharing arrangements, a portion of the fleet used in Hertz's) domestic car rental operations and contractual rights related to such vehicles.
References to the “RCFC U.S. ABS Program” include RCFC's U.S. Fleet Variable Funding Notes together with RCFC's U.S. Fleet Medium Term Notes.
RCFC U.S. Fleet Variable Funding Notes
References to the “RCFC U.S. Fleet Variable Funding Notes” are to the RCFC Series 2010-3 Variable Funding Rental Car Asset Backed Notes, as amended, or the “RCFC Series 2010-3 Notes,” which, as of December 31, 2012, permit aggregate maximum borrowings of $600.0 million (subject to borrowing base availability) on a revolving basis under an asset-backed variable funding note facility.
RCFC U.S. Fleet Medium Term Notes
References to the “RCFC U.S. Fleet Medium Term Notes” include RCFC's Series 2011-1 Notes and RCFC's Series 2011-2 Notes, collectively.
Series 2011-1 Notes: In July 2011, RCFC issued the Series 2011-1 Rental Car Asset Backed Notes, or the “RCFC Series 2011-1 Notes,” in an aggregate original principal amount of $500.0 million.
Series 2011-2 Notes: In October 2011, RCFC issued the Series 2011-2 Rental Car Asset Backed Notes, or the “RCFC Series 2011-2 Notes,” in an aggregate original principal amount of $400.0 million.
Donlen ABS Program
Donlen GN II Variable Funding Notes
On September 1, 2011, in connection with our acquisition of Donlen, Donlen's GN II Variable Funding Notes, or the "GN II VFN," remained outstanding and lender commitments thereunder were increased to permit aggregate maximum borrowings of $850.0 million (subject to borrowing base availability).
In February 2012, Hertz's indirect, wholly-owned subsidiary GN Funding II L.L.C., or “GN II,” amended the GN II VFN to permit aggregate maximum borrowings of $900.0 million (subject to borrowing base availability).
In July 2012, GN II amended the GN II VFN to extend the expected maturity to December 2012 and to permit aggregate maximum borrowings of $1,000.0 million (subject to borrowing base availability).
In October 2012, GN II amended the GN II VFN to extend the expected final maturity to December 2013.
Fleet Debt-Other
U.S. Fleet Financing Facility
In September 2006, Hertz and Puerto Ricancars, Inc., a Puerto Rican corporation and wholly‑owned indirect subsidiary of Hertz, or “PR Cars,” entered into a credit agreement that provides for aggregate maximum borrowings of $165.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “U.S. Fleet Financing Facility.” The U.S. Fleet Financing Facility is the primary fleet financing for our car rental operations in Hawaii, Kansas, Puerto Rico and the U.S. Virgin Islands.
The obligations of each of Hertz and PR Cars under the U.S. Fleet Financing Facility are guaranteed by certain of Hertz's direct and indirect domestic subsidiaries. In addition, the obligations of PR Cars under the U.S. Fleet Financing Facility are guaranteed by Hertz. The lenders under the U.S. Fleet Financing Facility have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Hawaii, Puerto Rico and the U.S. Virgin Islands and certain contractual rights related to rental vehicles in Kansas, Hawaii, Puerto Rico and the U.S. Virgin Islands.
In September 2011, we extended the maturity of our U.S. Fleet Financing Facility to September 2015 and increased the facility size to $190.0 million. In connection with the extension, we made a number of modifications to the financing arrangement including decreasing the advance rate and increasing pricing.
European Revolving Credit Facility and European Fleet Notes
In June 2010, Hertz Holdings Netherlands B.V., an indirect wholly‑owned subsidiary of Hertz organized under the laws of The Netherlands, or “HHN BV,” entered into a credit agreement that provides for aggregate maximum borrowings of €220.0 million (the equivalent of $291.2 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “European Revolving Credit Facility,” and issued the 8.50% Senior Secured Notes due July 2015, or the “European Fleet Notes,” in an aggregate original principal amount of €400.0 million (the equivalent of $529.4 million as of December 31, 2012). References to the “European Fleet Debt” include HHN BV's European Revolving Credit Facility and the European Fleet Notes, collectively.
The European Fleet Debt is the primary fleet financing for our car rental operations in Germany, Italy, Spain, Belgium, New Zealand and Luxembourg, and can be expanded to provide fleet financing in Australia, Canada, France, The Netherlands, Switzerland, and the United Kingdom.
The obligations of HHN BV under the European Fleet Debt are guaranteed by Hertz and certain of Hertz's domestic and foreign subsidiaries.
The agreements governing the European Revolving Credit Facility and the indenture governing the European Fleet Notes contain covenants that apply to the Hertz credit group similar to those for the Senior Notes. In addition, the agreements and indenture contain a combination of security arrangements, springing covenants and “no liens” covenants intended to give the lenders under the European Fleet Debt enhanced recourse to certain assets of HHN BV and certain foreign subsidiaries of Hertz. The terms of the European Fleet Debt permit HHN BV to incur additional indebtedness that would be pari passu with either the European Revolving Credit Facility or the European Fleet Notes.
In June 2012, HHN BV amended the European Revolving Credit Facility to extend the maturity date from June 2013 to June 2015.
European Securitization
In July 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of €400.0 million (the equivalent of $529.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “European Securitization.” The European Securitization is the primary fleet financing for our car rental operations in France and The Netherlands. The lenders under the European Securitization have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in France and The Netherlands and certain contractual rights related to such vehicles.
In August 2011, certain foreign subsidiaries extended the expected maturity of our European Securitization Facility to July 2013. In connection with the extension, International Fleet Financing No. 2 B.V. made a number of modifications to the financing arrangement including increasing the advance rate and decreasing pricing.
In July 2012, International Fleet Financing No. 2 B.V. amended the European Securitization to extend the maturity from July 2013 to July 2014.
Hertz-Sponsored Canadian Securitization
In May 2007, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of CAD$225.0 million (the equivalent of $226.1 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or as amended, the “Canadian Securitization.” The Canadian Securitization is the primary fleet financing for our car rental operations in Canada. The lender under the Canadian Securitization has been granted an indirect security interest primarily in the owned rental car fleet used in our car rental operations in Canada and certain contractual rights related to such vehicles as well as certain other assets owned by entities connected to the financing.
In November 2011, Hertz's indirect wholly owned subsidiary HC Limited Partnership extended the maturity of the Canadian Securitization to January 2012 and reduced the facility size to CAD$200.0 million (equivalent to $201.0 million as of December 31, 2012). In connection with the extension, HC Limited Partnership made a number of modifications to the financing arrangement including decreasing the pricing.
In January 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from January 2012 to March 2012. In March 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from March 2012 to May 2012. In the second quarter of 2012, the maturity date was extended to June 2013.
Dollar Thrifty-Sponsored Canadian Securitization
In March 2012 certain foreign subsidiaries of Dollar Thrifty entered into a trust indenture that permits the issuance of term and revolving rental car asset-backed securities, the collateral for which consists primarily of the rental car fleet used in Dollar Thrifty’s Canadian car rental operations and contractual rights related to such vehicles. These subsidiaries became indirect wholly-owned subsidiaries of Hertz when Hertz acquired Dollar Thrifty.
In March 2012 these subsidiaries issued asset-backed variable funding notes that provide for aggregate maximum borrowings of CAD$150.0 million (the equivalent of $150.7 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis, or the “Dollar Thrifty-Sponsored Canadian Securitization.” The expected final maturity of the Dollar Thrifty-Sponsored Canadian Securitization is August 2014.
Australian Securitization
In November 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of A$250.0 million (the equivalent of $259.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “Australian Securitization.” The Australian Securitization is the primary fleet financing for Hertz's car rental operations in Australia. The lender under the Australian Securitization has been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Australia and certain contractual rights related to such vehicles. In connection with the issuance of the Australian Securitization, an interest rate cap was purchased by a subsidiary, HA Fleet Pty Limited. Concurrently, Hertz sold an offsetting interest rate cap, thereby neutralizing the hedge on a consolidated basis and reducing the net cost of the hedge.
In October 2012, Hertz's indirect, wholly-owned subsidiary HA Fleet Pty Limited amended the Australian Securitization to extend the expected maturity date thereunder to December 2014 in connection with this transaction both HA Fleet Pty Limited and Hertz amended the existing interest rate caps, modifying and extending the amortization schedule to the new maturity date of the securitization.
See Note 14—Financial Instruments.
Brazilian Fleet Financing Facility
As of December 31, 2012, our Brazilian operating subsidiary is party to certain local financing arrangements, which are collateralized by certain of its assets, which we refer to as the "Brazilian Fleet Financing Facility."
In June 2012, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from June 2012 to February 2013.
See Note 18—Subsequent Events.
Capitalized Leases
References to the “Capitalized Leases” include the capitalized lease financings outstanding in the United Kingdom, or the “U.K. Leveraged Financing,” Australia, The Netherlands and the United States. The amount available under the U.K. Leveraged Financing, which is the largest portion of the Capitalized Leases, as of December 31, 2012 was £195 million (the equivalent of $314.0 million as of December 31, 2012).
Restricted Net Assets
As a result of the contractual restrictions on Hertz's or its subsidiaries' ability to pay dividends (directly or indirectly) under various terms of our debt, as of December 31, 2012, the restricted net assets of our subsidiaries exceeded 25% of our total consolidated net assets.
Registration Rights
Hertz entered into exchange and registration rights agreements entered into in connection with (i) the issuance of $250 million in aggregate principal amount of the 6.75% Senior Notes due 2019 in March 2012, and (ii) the release from escrow of the proceeds of $700 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500 million aggregate principal amount of 6.250% Senior Notes due 2022. Pursuant to the terms of these agreements, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by the date that is 365 days after the respective date of the exchange and registration rights agreement or failing to complete the exchange offer by the date that is 395 days after the date of the exchange and registration rights agreement, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where a default has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. A registration statement on Form S-4 covering the exchange of such notes was declared effective by the SEC on February 1, 2013 and the exchange offer is scheduled to be completed on March 6, 2013, so we do not believe the special interest obligation is probable, and as such, we have not recorded any amounts for special interest with respect to these notes.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of December 31, 2012, the Senior Term Facility had approximately $8.0 million available under the letter of credit facility and the Senior ABL Facility had $1,010.4 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which we are the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of December 31, 2012 and December 31, 2011, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities had total assets primarily comprised of loans receivable and revenue earning equipment of $440.8 million and $456.3 million, respectively, and total liabilities primarily comprised of debt of $440.3 million and $455.8 million, respectively.
Accrued Interest
As of December 31, 2012 and 2011, accrued interest was $86.4 million and $85.7 million, respectively, which is reflected in our consolidated balance sheet in “Other accrued liabilities.”
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.

7. DEBT AND OTHER OBLIGATIONS

        Debt and other obligations as of September 30, 2012 and December 31, 2011 consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Vehicle debt and other obligations
Asset-backed medium-term notes:
Series 2011-2 notes (matures May 2015)	$400,000	$400,000
Series 2011-1 notes (matures February 2015)	500,000	500,000
Series 2007-1 notes (matured July 2012)	—	500,000

	900,000	1,400,000
Discounts on asset-backed medium-term notes	(32)	(45)

Asset-backed medium-term notes, net of discount	899,968	1,399,955
Series 2010-3 variable funding notes (matures December 2013)	510,000	—
CAD Series 2012-1 notes (Canadian fleet financing) (matures August 2014)	71,169	—

Total debt and other obligations	$1,481,137	$1,399,955

Asset-Backed Medium-Term Notes

        Asset-backed medium-term notes were issued by RCFC in October 2011 (the "Series 2011-2 notes"), July 2011 (the "Series 2011-1 notes"), and May 2007 (the "Series 2007-1 notes").

        The $400 million of Series 2011-2 notes were issued at a fixed interest rate of 3.21% and will be repaid monthly over a six-month period, beginning in December 2014, with an expected final maturity date of May 2015. At September 30, 2012, the Series 2011-2 notes required compliance with a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million, consistent with the terms of the Company's Revolving Credit Facility (hereinafter defined).

        The Series 2011-1 notes are comprised of $420 million principal amount of Series 2011-1 Class A Notes with a fixed interest rate of 2.51% and $80 million principal amount of Series 2011-1 Class B Notes with a fixed interest rate of 4.38%. On a blended basis, the average annual coupon on the combined $500 million principal amount of the Series 2011-1 notes is approximately 2.81%. The Series 2011-1 notes will be repaid monthly over a six-month period, beginning in September 2014, with an expected final maturity date in February 2015.

        The Series 2007-1 notes began scheduled amortization in February 2012 and were paid in full in July 2012. During the three and nine months ended September 30, 2012, $83.3 million and $500.0 million of principal payments were made, respectively.

Variable Funding Notes

        The Company had drawn $510 million of the $600 million Series 2010-3 variable funding note ("VFN") at September 30, 2012. At the end of the revolving period, the then-outstanding principal amount of the Series 2010-3 VFN will be repaid monthly over a three-month period, beginning in October 2013, with the final payment due in December 2013. The facility bears interest at a spread of 130 basis points above each funding institution's cost of funds, which may be based on either the weighted-average commercial paper rate, a floating one-month LIBOR rate or a Eurodollar rate. The Series 2010-3 VFN had an interest rate of 1.57% at September 30, 2012. The Series 2010-3 VFN also has a facility fee commitment rate of up to 0.8% per annum on any unused portion of the facility. The Series 2010-3 VFN requires compliance with a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million, consistent with the terms of the Company's Revolving Credit Facility.

Canadian Fleet Financing

        On March 9, 2012, the Company completed a CAD Series 2012-1 $150 million Canadian fleet securitization program (the "CAD Series 2012-1 notes"). This program has a term of two years and requires a program fee of 150 basis points above the one-month rate for Canadian dollar denominated bankers' acceptances or weighted average commercial paper rates, as well as a utilization fee of 65 basis points on the unused CAD Series 2012-1 amount. At September 30, 2012, CAD $70 million (US $71.2 million) of the CAD Series 2012-1 notes had been drawn. The CAD Series 2012-1 notes had an interest rate of 2.69% at September 30, 2012.

Revolving Credit Facility

        On February 16, 2012, the Company terminated the existing senior secured credit facility and replaced it with a new $450 million revolving credit facility (the "Revolving Credit Facility") that expires in February 2017. Pricing under the Revolving Credit Facility is grid-based with a spread above LIBOR that will range from 300 basis points to 350 basis points, based upon usage of the facility. Commitment fees under the Revolving Credit Facility will equal 50 basis points on unused capacity. Under the Revolving Credit Facility, the Company is subject to a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million. In addition, the Revolving Credit Facility contains various restrictive covenants including, among others, limitations on the Company's and its subsidiaries' ability to incur additional indebtedness, make loans, acquisitions or other investments, grant liens on their respective property, dispose of assets, pay dividends or conduct stock repurchases, make capital expenditures or engage in certain transactions with affiliates.

        Under the Revolving Credit Facility, the Company has the ability (subject to specified conditions and limitations), among other things, to incur up to $400 million of unsecured indebtedness; to enter into permitted acquisitions of up to $250 million in the aggregate during the term of the Revolving Credit Facility and to incur financing and assume indebtedness in connection therewith; to make investments in the Company's U.S. special-purpose financing entities (including RCFC) and its Canadian special-purpose financing entities, in aggregate amounts at any time outstanding of up to $750 million and $150 million, respectively; and to make dividend, stock repurchase and other restricted payments in an amount up to $300 million, plus 50% of cumulative adjusted net income (or minus 100% of cumulative adjusted net loss, as applicable) for the period beginning January 1, 2012 and ending on the last day of the fiscal quarter immediately preceding the restricted payment.

        The Company had letters of credit outstanding under the Revolving Credit Facility of $0.1 million for U.S. enhancement and $40.8 million in general purpose letters of credit with a remaining available capacity of $409.1 million at September 30, 2012.

Covenant Compliance

        As of September 30, 2012, the Company is in compliance with all covenants under its various financing arrangements.

8. DEBT AND OTHER OBLIGATIONS

        Debt and other obligations consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Vehicle debt and other obligations
Asset-backed medium-term notes
Series 2011-2 notes (matures May 2015)	$400,000	$—
Series 2011-1 notes (matures February 2015)	500,000	—
Series 2007-1 notes (matures July 2012)	500,000	500,000
Series 2006-1 notes (matured May 2011)	—	500,000

	1,400,000	1,000,000
Discounts on asset-backed medium-term notes	(45)	—

Asset-backed medium-term notes, net of discount	1,399,955	1,000,000
Series 2010-1 variable funding note (terminated October 2011)	—	200,000
CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011)	—	49,118

Total vehicle debt and other obligations	1,399,955	1,249,118

Non-vehicle debt
Term Loan	—	148,125

Total non-vehicle debt	—	148,125

Total debt and other obligations	$1,399,955	$1,397,243

Asset-Backed Medium-Term Notes

        Asset-backed medium-term notes were issued by RCFC in October 2011 (the "Series 2011-2 notes"), July 2011 (the "Series 2011-1 notes"), May 2007 (the "Series 2007-1 notes") and March 2006 (the "Series 2006-1 notes").

        The Series 2011-2 notes of $400 million were issued at a fixed interest rate of 3.21% and will be repaid monthly over a six-month period, beginning in December 2014, with an expected final maturity date of May 2015. At December 31, 2011, the Series 2011-2 notes required compliance with a maximum leverage ratio of 2.25 to 1.00 and a minimum interest coverage ratio of 2.00 to 1.00, consistent with the terms of the Company's Senior Secured Credit Facilities. These financial covenants were modified in connection with the Company's entry into the New Revolving Credit Facility. See below for further discussion.

        The Series 2011-1 notes are comprised of $420 million principal amount of Series 2011-1 Class A Notes with a fixed interest rate of 2.51% and $80 million principal amount of Series 2011-1 Class B Notes with a fixed interest rate of 4.38%. On a blended basis, the average annual coupon on the combined $500 million principal amount of the Series 2011-1 notes is approximately 2.81%. The Series 2011-1 notes will be repaid monthly over a six-month period, beginning in September 2014, with an expected final maturity date in February 2015.

        The Series 2007-1 notes will begin scheduled amortization in February 2012, and will amortize over a six-month period with an expected final maturity date in July 2012. The Series 2007-1 notes are insured by Financial Guaranty Insurance Company ("FGIC"). The Series 2007-1 notes are floating rate notes that were previously effectively converted to fixed rate notes through entry into swap agreements. At December 31, 2011, the Series 2007-1 notes had an interest rate of 0.4%. On December 28, 2011, the Company paid $8.8 million to terminate its 2007 swap agreements.

        The Series 2006-1 notes began scheduled amortization in December 2010 and were paid in full in May 2011.

        The assets of RCFC, including revenue-earning vehicles related to the asset-backed medium-term notes, restricted cash and investments, and certain receivables related to revenue-earning vehicles, are available to satisfy the claims of its creditors. Dollar and Thrifty lease vehicles from RCFC under the terms of certain master lease and servicing agreements. The asset-backed note indentures also provide for additional credit enhancement through over collateralization of the vehicle fleet, cash or letters of credit and/or maintenance of a liquidity reserve. RCFC is in compliance with the terms of the indentures.

Variable Funding Notes

        The Series 2010-1 variable funding note ("VFN") of $200 million and the Series 2010-2 VFN of $300 million were both terminated in October of 2011.

        On September 29, 2011, RCFC renewed the Series 2010-3 VFN, increasing the capacity from $450 million to $600 million and extending the revolving period from the previous 364-day structure to two years. The facility bears interest at a spread of 130 basis points above each funding institution's cost of funds, which may be based on either the weighted-average commercial paper rate, a floating one-month LIBOR rate or a Eurodollar rate. The Series 2010-3 VFN was undrawn at December 31, 2011. The Series 2010-3 VFN has a facility fee commitment rate of up to 0.8% per annum on any unused portion of the facility. At the end of the revolving period, the then-outstanding principal amount of the Series 2010-3 VFN will be repaid monthly over a three-month period, beginning in October 2013, with the final payment in December 2013. At December 31, 2011, the Series 2010-3 VFN required compliance with a maximum leverage ratio of 2.25 to 1.00 and a minimum interest coverage ratio of 2.00 to 1.00, consistent with the terms of the Company's Senior Secured Credit Facilities. These financial covenants were modified in connection with the Company's entry into the New Revolving Credit Facility. See below for further discussion.

Canadian Fleet Financing

        On April 18, 2011, due to the Company's excess cash position and the cost differential between the interest rate on its Canadian fleet financing and interest rates earned on investment of excess cash, the Company fully repaid the outstanding balance of CAD $54.0 million (US $56.0 million) and terminated the CAD Series 2010 Program. During the remainder of 2011, the Company funded any Canadian fleet needs with cash on hand and cash generated from operations. Direct investments in the Canadian fleet funded from cash and cash equivalents totaled CAD $64.9 million (US $63.5 million) as of December 31, 2011.

Senior Secured Credit Facilities

        At December 31, 2011, the senior secured credit facilities (the "Senior Secured Credit Facilities"), which were refinanced and terminated in February 2012, were comprised of a $231.3 million revolving credit facility (the "Revolving Credit Facility") as the term loan portion of the Senior Secured Credit Facilities was repaid at $143.1 million and terminated in August 2011.

        The Company had letters of credit outstanding under the Revolving Credit Facility of $144.3 million for U.S. enhancement and $54.7 million in general purpose enhancements, with remaining available capacity of $32.3 million at December 31, 2011.

        On February 16, 2012, the Company terminated the existing Senior Secured Credit Facilities and replaced it with a new $450 million revolving credit facility (the "New Revolving Credit Facility") that expires in February 2017. Pricing under the New Revolving Credit Facility is grid based with a spread above LIBOR that will range from 300 basis points to 350 basis points, based upon usage of the facility. Commitment fees under the New Revolving Credit Facility will equal 50 basis points on unused capacity. Under the New Revolving Credit Facility, the Company is subject to a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0, and a minimum corporate EBITDA requirement of $75 million. In addition, the New Revolving Credit Facility contains covenants restricting its ability to undertake certain activities, including, among others, restrictions on the Company and its subsidiaries' ability to incur additional indebtedness, make loans, acquisitions or other investments, grant liens on its property, dispose of assets, pay dividends or conduct stock repurchases, make capital expenditures or engage in certain transactions with affiliates.

        Under the New Revolving Credit Facility, certain restrictions were relaxed or extended from the Senior Secured Credit Facilities, including the Company's ability, subject to certain limitations, to make dividend, share repurchase and other restricted payments under the New Revolving Credit Facility, in an amount up to $300 million, plus 50% of cumulative adjusted net income (or minus 100% of cumulative adjusted net loss, as applicable) for the period beginning January 1, 2012 and ending on the last day of the fiscal quarter immediately preceding the restricted payment.

Covenant Compliance

        The Company was in compliance with all covenants under its financing arrangements as of December 31, 2011.

        During 2011, the Company paid $14.8 million in financing issuance costs primarily related to the issuance of its Series 2011-1 notes and the renewal of the Series 2010-3 VFN.

        Expected maturities of debt and other obligations outstanding at December 31, 2011 are as follows:

	2012	2013	2014	2015	Thereafter
	(In Thousands)
Asset-backed medium-term notes	$500,000	$—	$400,000	$500,000	$—

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
DERIVATIVE FINANCIAL INSTRUMENTS

8. DERIVATIVE FINANCIAL INSTRUMENTS

        The Company is exposed to market risks, such as changes in interest rates, and has historically entered into interest rate swap and cap agreements to manage that risk. Additionally, some of the Company's debt facilities require interest rate cap agreements in order to limit the Company's exposure to increases in interest rates. The Company used interest rate swap agreements for asset-backed medium-term note issuances in 2007 to effectively convert variable interest rates to fixed interest rates; however, in late 2011, the Company terminated its 2007 swap agreements and paid a termination fee of $8.8 million to settle the outstanding liability. The remaining unamortized value of the hedge deferred in accumulated other comprehensive income (loss) on the balance sheet was reclassified into earnings as interest expense through July 2012. During the three and nine months ended September 30, 2012, $0.4 million and $8.5 million, respectively, were reclassified into earnings as interest expense. The Company has also used interest rate cap agreements for its Series 2010-3 VFN, to effectively limit the variable interest rate on a total of $600 million in asset-backed VFNs. These cap agreements have a termination date of July 2014. There were no derivatives designated as hedging instruments at September 30, 2012 or December 31, 2011.

        The fair value of derivatives outstanding at September 30, 2012 and December 31, 2011 are as follows (in thousands):

Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	September 30, 2012		December 31, 2011		September 30, 2012		December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments	Prepaid expenses and other assets		Prepaid expenses and other assets		Accrued liabilities		Accrued liabilities
Interest rate contracts		$23		$548		$—		$—

        The (gain) loss recognized on interest rate swap and cap agreements that do not qualify for hedge accounting treatment and thus are not designated as hedging instruments for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative
	Three Months Ended September 30,		Nine Months Ended September 30,
Derivatives Not Designated as Hedging Instruments					Location of (Gain) or Loss Recognized in Income on Derivative
	2012	2011	2012	2011
Interest rate contracts	$40	$523	$525	$(3,367)	Net (increase) decrease in fair value of derivatives

        The amount of gain (loss), net of tax and reclassification, recognized on the terminated hedging instruments in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)
			Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)
					Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships	2012	2011	2012	2011
Three Months Ended September 30,
Interest rate contracts	$—	$3,591	$(207)	$(3,572)	Interest expense, net of interest income

Nine Months Ended September 30,
Interest rate contracts	$—	$10,288	$(4,939)	$(10,654)	Interest expense, net of interest income

        Additionally, $0.4 million, net of tax, was reclassified from AOCI related to the discontinuance of a cash flow hedge during the nine months ended September 30, 2011.

9. DERIVATIVE FINANCIAL INSTRUMENTS

        The Company is exposed to market risks, such as changes in interest rates, and has entered into interest rate swap and cap agreements to manage that risk. Additionally, some of the Company's debt facilities require interest rate cap agreements in order to limit the Company's exposure to increases in interest rates. Consequently, the Company manages the financial exposure as part of its risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on the Company's operating results. The Company used interest rate swap agreements for asset-backed medium-term note issuances in 2007, to effectively convert variable interest rates on a total of $500 million in asset-backed medium-term notes to fixed interest rates. On December 28, 2011, the Company terminated its 2007 swap agreements and paid a termination fee of $8.8 million to settle the outstanding liability, which is disclosed in cash flows from financing activities in the Consolidated Statements of Cash Flows. The remaining unamortized value of the hedge in accumulated other comprehensive income (loss) on the balance sheet will be reclassified into earnings as interest expense over the remaining term of the related debt through July 2012. The Company has also used interest rate cap agreements for its 2010-3 VFN, to effectively limit the variable interest rate on a total of $600 million in asset-backed VFNs. This cap has a termination date of July 2014. The Series 2010-1 VFN and Series 2010-2 VFN interest rate cap agreements were terminated in December 2011 following the termination of the related debt facilities.

        The fair value of derivatives outstanding for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Fair Values of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$—	Prepaid expenses and other assets	$861	Accrued liabilities	$—	Accrued liabilities	$31,254

Derivatives not designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$548	Prepaid expenses and other assets	$494	Accrued liabilities	$—	Accrued liabilities	$5,634

Total derivatives		$548		$1,355		$—		$36,888

        The interest rate swap agreements related to the Series 2006-1 notes and the interest rate cap agreements related to the Series 2010-1 VFN, the Series 2010-2 VFN and the Series 2010-3 VFN do not qualify for hedge accounting treatment. The (gain) loss recognized in income on derivatives not designated as hedging instruments for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative		Location of (Gain) or Loss Recognized in Income on Derivative
	Years Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010
Interest rate contracts	$(3,244)	$(28,694)	Net (increase) decrease in fair value of derivatives

Total	$(3,244)	$(28,694)

        The interest rate swap agreement entered into in May 2007 related to the Series 2007-1 notes ("2007 Swap") constituted a cash flow hedge and satisfied the criteria for hedge accounting under the "long-haul" method.

        The amount of gain (loss), net of tax and reclassification, recognized on the derivative in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income (loss) for the years ended December 31, 2011 and 2010 are as follows (in thousands):

Derivatives in Cash Flow Hedging Relationships	2011	2010	2011	2010
	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)		Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Years Ended December 31,					Interest expense, net of interest income
Interest rate contracts	$10,259	$5,543	$(14,229)	$(14,069)

Total	$10,259	$5,543	$(14,229)	$(14,069)

        At December 31, 2011, the Company no longer has an interest rate contract related to the 2007 Swap due to its early termination on December 28, 2011, and no ineffectiveness was recorded in income during 2011. Additionally, $0.4 million, net of tax, was reclassified from AOCI related to the discontinuance of a cash flow hedge during 2011.

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
FAIR VALUE MEASUREMENTS

9. FAIR VALUE MEASUREMENTS

        Financial instruments are presented at fair value in the Company's balance sheets. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. These categories include (in descending order of priority): Level 1, defined as observable inputs for identical instruments such as quoted prices in active markets; Level 2, defined as inputs, other than quoted prices in active markets, that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        The following tables show assets and liabilities measured at fair value on a recurring basis as of September 30, 2012 and December 31, 2011 on the Company's balance sheet, and the input categories associated with those assets and liabilities:

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$23	$—	$23	$—
Deferred Compensation Plan Assets(a)	6,998	6,998	—	—

Total	$7,021	$6,998	$23	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

        The fair value of derivative assets, consisting of interest rate caps as discussed above, is calculated using proprietary models utilizing observable inputs, as well as future assumptions related to interest rates, credit risk and other variables. These calculations are performed by the financial institutions that are counterparties to the applicable cap agreements and reported to the Company on a monthly basis. The Company uses these reported fair values to adjust the asset as appropriate. The Company evaluates the reasonableness of the calculations by comparing similar calculations from other counterparties for the applicable period and performs back-testing through use of the look back approach to evaluate the fair value provided by the financial institutions. Deferred compensation plan assets consist of publicly traded securities and are valued in accordance with market quotations. There were no transfers into or out of Level 1 or Level 2 measurements for the nine months ended September 30, 2012 or the 12 months ended December 31, 2011. The Company's policy is to recognize transfers between levels as of the beginning of the period in which the event or change in circumstances triggering the transfer occurs. The Company had no Level 3 financial instruments at any time during the nine months ended September 30, 2012 or the 12 months ended December 31, 2011.

        The following estimated fair values of financial instruments have been determined by the Company using available market information and valuation methodologies described below.

        Cash and Cash Equivalents and Restricted Cash and Investments—Cash and cash equivalents and restricted cash and investments consist of short-term, highly liquid investments with original maturities of three months or less when purchased and are comprised primarily of bank deposits, commercial paper and money market funds. The carrying amounts of these items are a reasonable estimate of their fair value due to the short-term nature of these instruments. The Company maintains its cash and cash equivalents in accounts that may not be federally insured.

        Receivables and Accounts Payable—The carrying amounts of these items are a reasonable estimate of their fair value. The Company has not experienced any material losses in such accounts and believes it is not exposed to significant credit risk.

        Debt and Other Obligations—The fair values of the debt traded on the secondary markets were developed utilizing a market approach based on observable inputs from similar debt arrangements and from information regarding the trading of the Company's debt in non-active secondary markets and, thus, the debt is classified as Level 2 in the fair value hierarchy. The Company's other debt is not traded, including floating rate debt for which the carrying amounts are a reasonable estimate of the fair value, as well as fixed rate debt for which the fair values were estimated utilizing an income approach based on discount rates derived from other comparable issuances that include certain unobservable inputs. The non-traded debt is classified as Level 3 in the fair value hierarchy. A portion of the Company's debt is denominated in Canadian dollars, and its carrying value is impacted by exchange rate fluctuations. However, this foreign currency risk is mitigated by the underlying collateral, which is the Company's Canadian fleet.

        The following tables provide information about the Company's market sensitive financial instruments valued at September 30, 2012 and December 31, 2011:

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 9/30/12	Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates(1)	$(510,000)	$(510,000)	$—	$—	$(510,000)
Vehicle debt and obligations-fixed rates	(900,000)	(926,819)	—	(516,296)	(410,523)
Canadian dollar denominated vehicle debt and obligations-floating rates	(71,169)	(71,169)	—	—	(71,169)

Total	$(1,481,169)	$(1,507,988)	$—	$(516,296)	$(991,692)

(1)
The fair value of the Series 2010-3 VFN excludes the impact of the related interest rate cap.

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 12/31/11	Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates	$(500,000)	$(495,820)	$—	$(495,820)	$—
Vehicle debt and obligations-fixed rates	(900,000)	(899,292)	—	(499,292)	(400,000)

Total	$(1,400,000)	$(1,395,112)	$—	$(995,112)	$(400,000)

10. FAIR VALUE MEASUREMENTS

        Financial instruments are presented at fair value in the Company's balance sheets. Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. These categories include (in descending order of priority): Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        The following tables show assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 on the Company's balance sheet, and the input categories associated with those assets and liabilities:

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$1,355	$—	$1,355	$—
Derivative Liabilities	(36,888)	—	(36,888)	—
Marketable Securities (available for sale)	169	169	—	—
Deferred Compensation Plan Assets(a)	3,916	—	3,916	—

Total	$(31,448)	$169	$(31,617)	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

        The fair value of derivative assets and liabilities, consisting primarily of interest rate swaps and caps as discussed above, is calculated using proprietary models utilizing observable inputs, as well as future assumptions related to interest rates, credit risk and other variables. These calculations are performed by the financial institutions that are counterparties to the applicable swap and cap agreements and reported to the Company on a monthly basis. The Company uses these reported fair values to adjust the asset or liability as appropriate. The Company evaluates the reasonableness of the calculations by comparing similar calculations from other counterparties for the applicable period and performs back-testing through use of the look back approach to evaluate the fair value provided by the financial institutions. Deferred compensation plan assets consist of publicly traded securities and are valued in accordance with market quotations. The Company had no Level 3 financial instruments at any time during the years ended December 31, 2011 and 2010.

        The following estimated fair values of financial instruments have been determined by the Company using available market information and valuation methodologies.

        Cash and Cash Equivalents, Cash and Cash Equivalents—Required Minimum Balance, Restricted Cash and Investments, Receivables, Accounts Payable, Accrued Liabilities and Vehicle Insurance Reserves—The carrying amounts of these items are a reasonable estimate of their fair value. The Company maintains its cash and cash equivalents in accounts that may not be federally insured. The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk.

        Letters of Credit and Surety Bonds—The letters of credit and surety bonds of $203.1 million and $47.4 million, respectively, have no fair value as they support the Company's corporate operations and are not anticipated to be drawn upon.

        Debt and Other Obligations—The fair values of the asset-backed medium-term notes were developed using a valuation model that utilizes current market and industry conditions, assumptions related to the financial insurers providing financial guaranty policies on those notes and the limited market liquidity for such notes. Additionally, the fair value of the Term Loan was similarly developed using a valuation model and current market conditions.

        The following tables provide information about the Company's market sensitive financial instruments valued at December 31, 2011 and 2010:

Debt and other obligations at December 31, 2011	Carrying Value	Fair Value at 12/31/11
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates	$500,000	$495,820
Vehicle debt and obligations—fixed rates	$900,000	$899,292

Debt and other obligations at December 31, 2010	Carrying Value	Fair Value at 12/31/10
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates(1)	$1,200,000	$1,178,875
Vehicle debt and obligations—Canadian dollar denominated	$49,118	$49,118
Non-vehicle debt—Term Loan	$148,125	$146,459
(1)
Includes $500 million relating to the Series 2006-1 notes, the $500 million Series 2007-1 notes swapped from floating interest rates to fixed interest rates, and the $200 million Series 2010-1 VFN. The fair value excludes the impact of the related interest rate swaps and cap.

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
STOCKHOLDERS' EQUITY

10. STOCKHOLDERS' EQUITY

Share Repurchase Program

        In September 2011, the Company announced that its Board of Directors had increased authorization under the share repurchase program to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with Securities and Exchange Commission ("SEC") Rule 10b5-1, among other types of transactions and arrangements. The share repurchase program may be increased, suspended or discontinued at any time.

        During the three months ended September 30, 2012, the Company repurchased 22,494 shares or approximately $1.8 million of its common stock under the share repurchase program at an average price of $79.74 per share. During the nine months ended September 30, 2012, the Company repurchased 1,821,137 shares or approximately $129.1 million ($100 million of which was pre-funded in November 2011 under a forward stock repurchase agreement) of its common stock under this share repurchase program at an average price of $70.91 per share. As of September 30, 2012, approximately $271 million remained available for further purchases of the Company's common stock under this share repurchase program. Share repurchases are subject to applicable limitations under the Revolving Credit Facility, which as of September 30, 2012, permitted additional share repurchases totaling approximately $344 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate Swap	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2012	$(8,488)	$871	$(7,617)
Interest rate swap, net of tax	8,488	—	8,488
Foreign currency translation adjustment	—	5,491	5,491

Balance, September 30, 2012	$—	$6,362	$6,362

        The cash flow hedge amount deferred into AOCI is related to the derivatives used to manage the interest rate risk, associated with the Company's vehicle-related debt, which was terminated and is being recognized into earnings along with the interest payments the derivatives were designated to hedge. See Note 8 for further discussion.

13. STOCKHOLDERS' EQUITY

Share Repurchase Program

        On September 26, 2011, the Company announced that its Board of Directors had increased the authorization of the share repurchase program previously announced on February 24, 2011 of up to $100 million to up to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with SEC Rule 10b5-1, among other types of transactions and arrangements. Additionally, share repurchases are subject to applicable limitations under the Senior Secured Credit Facilities, which as of December 31, 2011, permitted share repurchases totaling approximately $280 million, after giving effect to the $100 million forward stock repurchase plan pre-funded in November 2011. The New Revolving Credit Facility contains limitations on share repurchases. See Note 8 for further discussion. Although payments were funded in 2011 for share repurchases under the forward stock repurchase agreement described below, no shares were repurchased under the share repurchase program as of December 31, 2011.

        On November 3, 2011, the Company entered into and pre-funded a forward stock repurchase agreement with Goldman Sachs & Co. ("Goldman") under which the Company agreed to acquire $100 million of Company common stock. The Company currently expects to repurchase shares in 2012 under the remaining authorization of the share repurchase program. The share repurchase program may be increased, suspended or discontinued at any time.

        On February 7, 2012, the Company settled the $100 million forward stock repurchase agreement that was executed on November 3, 2011 and acquired 1,451,193 shares of common stock at an average share price of approximately $68.91.

Shareholder Rights Plan

        On May 18, 2011, the Company adopted a shareholder rights plan (the "Rights Plan") under which the Company's shareholders will receive rights to purchase shares of a new series of preferred stock in certain circumstances. Under the provisions of the Rights Plan, which has an expiration date of May 30, 2012, the rights will be exercisable if a person or group, without the Company's approval, acquires 20% or more of the Company's common stock or announces a tender offer which results in the ownership of 20% or more of the Company's common stock. The rights also will be exercisable if a person or group that already owns 20% or more of the Company's common stock, without the Company's approval, acquires any additional shares. If the rights become exercisable, all rights holders (other than the person triggering the rights) will be entitled to acquire the Company's common stock at a 50% discount.

        On February 17, 2012, the Company extended the Rights Plan for one year, which now expires on May 30, 2013.

Public Stock Offering

        In October 2009, the Company entered into a terms agreement with certain underwriters to issue and sell 5,750,000 shares of the Company's common stock, par value $0.01 per share, at a price to the public of $19.25 per share. The Company also granted the underwriters an option to purchase up to an additional 862,500 shares of common stock. The sale was made pursuant to the Company's registration statement on Form S-3 filed with the Securities and Exchange Commission. The sale of the initial shares closed on November 3, 2009, and the sale of the additional shares pursuant to the underwriters' option to purchase additional shares closed on November 11, 2009. The 6,612,500 shares issued resulted in $120.6 million of net proceeds to the Company after deducting underwriting discounts, commissions and expenses of the offering of $6.6 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate SWAP	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2009	$(32,952)	$3,564	$(29,388)
Interest rate swap and cap adjustment, net of tax	8,662	—	8,662
Foreign currency translation adjustment	—	2,352	2,352

Balance, December 31, 2009	(24,290)	5,916	(18,374)
Interest rate swap and cap adjustment, net of tax	5,543	—	5,543
Foreign currency translation adjustment	—	502	502

Balance, December 31, 2010	(18,747)	6,418	(12,329)
Interest rate swap and cap adjustment, net of tax	10,259	—	10,259
Foreign currency translation adjustment	—	(5,547)	(5,547)

Balance, December 31, 2011	$(8,488)	$871	$(7,617)

INCOME TAXES - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
INCOME TAXES
Taxes on Income
The effective tax rate for the three months ended March 31, 2013 and 2012 was 69.2% and (100.9)%, respectively. The effective tax rate for the full fiscal year 2013 is expected to be approximately 40%. The provision for taxes on income of $59.5 million in the three months ended March 31, 2013 increased from $24.2 million in the three months ended March 31, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized.

Taxes on Income
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

As of December 31, 2012, deferred tax assets of $1,294.3 million were recorded for unutilized U.S. Federal Net Operating Losses, or “NOL,” carry forwards of $3,697.9 million. The total Federal NOL carry forwards are $3,775.0 million of which $77.1 million relate to excess tax deductions associated with stock option plans which have yet to reduce taxes payable. Upon the utilization of these carry forwards, the associated tax benefits of approximately $27.0 million will be recorded to Additional paid-in capital. The Federal NOLs begin to expire in 2025. State NOLs exclusive of the effects of the excess tax deductions, have generated a deferred tax asset of $105.8 million. The state NOLs expire over various years beginning in 2013 depending upon particular jurisdiction.
On January 1, 2009, Bank of America acquired Merrill Lynch. For U.S. income tax purposes the transaction, when combined with other unrelated transactions during the previous 36 months, resulted in a change in control as that term is defined in Section 382 of the Internal Revenue Code. Consequently, utilization of all pre-2009 U.S. net operating losses is subject to an annual limitation. We have calculated the expected annual base limitation as well as additional limitations resulting from a net unrealized built in gain as of the acquisition date and other adjustments. Based on the calculations, the limitation is not expected to result in a loss of net operating losses or have a material adverse impact on taxes.
As of December 31, 2012, deferred tax assets of $248.5 million were recorded for foreign NOL carry forwards of $1,049.0 million. A valuation allowance of $200.6 million at December 31, 2012 was recorded against these deferred tax assets because those assets relate to jurisdictions that have historical losses and the likelihood exists that a portion of the NOL carry forwards may not be utilized in the future.
The foreign NOL carry forwards of $1,049.0 million include $775.5 million which have an indefinite carry forward period and associated deferred tax assets of $170.6 million. The remaining foreign NOLs of $273.5 million are subject to expiration beginning in 2015 and have associated deferred tax assets of $77.9 million.
As of December 31, 2012, deferred tax assets for U.S. Foreign Tax Credit carry forwards were $20.8 million which relate to credits generated as of December 31, 2007. The carry forwards will begin to expire in 2015. A valuation allowance of $13.5 million at December 31, 2012 was recorded against a portion of the U.S. foreign tax credit deferred tax assets in the likelihood that they may not be utilized in the future. A deferred tax asset was also recorded for various state tax credit carry forwards of $3.0 million, which will begin to expire in 2027.
In determining the valuation allowance, an assessment of positive and negative evidence was performed regarding realization of the net deferred tax assets in accordance with ASC 740-10, “Accounting for Income Taxes,” or “ASC 740-10.” This assessment included the evaluation of scheduled reversals of deferred tax liabilities, the availability of carry forwards and estimates of projected future taxable income. Based on the assessment, as of December 31, 2012, total valuation allowances of $226.4 million were recorded against deferred tax assets. Although realization is not assured, we have concluded that it is more likely than not the remaining deferred tax assets of $1,877.4 million will be realized and as such no valuation allowance has been provided on these assets.
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

The effective tax rate for the year ended December 31, 2012 was 45.2% as compared to 38.5% in the year ended December 31, 2011. The provision for taxes on income increased $83.3 million, primarily due to higher income before income taxes, changes in geographic earnings mix, changes in valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and non-deductible compensation payments under Internal Revenue Code Section 280(G) related to the Dollar Thrifty acquisition.
The negative effective tax rate in 2010 is primarily due to a lower loss before income taxes in 2010, valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and differences in foreign tax rates versus the U.S. Federal tax rate and the impact of the France law change in 2010.
As of December 31, 2012, our foreign subsidiaries have $270.3 million of undistributed earnings which would be subject to taxation if repatriated. Deferred tax liabilities have not been recorded for such earnings because it is management's current intention to permanently reinvest undistributed earnings offshore. It is not practicable to estimate the amount of such deferred tax liabilities. If, in the future, undistributed earnings are repatriated to the United States, or it is determined such earnings will be repatriated in the foreseeable future, deferred tax liabilities will be recorded.
As of December 31, 2012, total unrecognized tax benefits were $17.2 million, all of which, if recognized, would favorably impact the effective tax rate in future periods. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

We conduct business globally and, as a result, file one or more income tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2003 to 2012. We are currently under audit by the Internal Revenue Service for tax years 2006 to 2009. Several U.S. state and non-U.S. jurisdictions are under audit.
In many cases the uncertain tax positions are related to tax years that remain subject to examination by the relevant taxing authorities. It is reasonable that approximately $6.8 million of unrecognized tax benefits may reverse within the next twelve months due to settlement with the relevant taxing authorities and/or the filing of amended income tax returns.
Net, after-tax interest and penalties related to the liabilities for unrecognized tax benefits are classified as a component of “Provision for taxes on income” in the consolidated statement of operations. During the years ended December 31, 2012, 2011 and 2010, approximately $0.6 million, $1.9 million and $0.2 million, respectively, in net, after-tax interest and penalties were recognized. As of December 31, 2012 and 2011, approximately $4.2 million and $3.7 million, respectively, of net, after-tax interest and penalties was accrued in our consolidated balance sheet within "Accrued taxes."

11. INCOME TAXES

        The Company has provided for income taxes on consolidated taxable income using a consolidated effective tax rate which reflects the utilization of Canadian tax net operating loss ("NOL") carryforwards to the extent of Canadian taxable income. A full valuation allowance had previously been recorded against the Canadian NOLs due to losses in the Canadian operations. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods. Based on existing tax law, the Company expects to be a cash taxpayer in 2012. During the nine months ended September 30, 2012, the Company received a tax refund of $8.8 million due to overpayments of the excess estimated tax payments made in 2011, and paid $29 million in estimated federal taxes for 2012.

        For the three and nine months ended September 30, 2012, the overall effective tax rate of 37.6% and 38.1%, respectively, and for the three and nine months ended September 30, 2011, the overall effective tax rate of 37.1% and 39.1%, respectively, differed from the U.S. statutory federal income tax rate primarily due to state and local taxes and the operating results of DTG Canada for which no income tax expense was recorded due to the utilization of prior NOL carryforwards for which no benefit had previously been recognized due to valuation allowance.

        As of September 30, 2012 and December 31, 2011, the Company had no material liability for unrecognized tax benefits. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the 12 months subsequent to September 30, 2012.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2009 and later are subject to examination by U.S. federal taxing authorities and the tax years 2008 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the condensed consolidated statements of comprehensive income. No material amounts were recognized for interest and penalties during the three and nine months ended September 30, 2012 and 2011.

12. INCOME TAXES

        Income tax expense consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Current:
Federal	$6,019	$79	$4,867
State and local	8,184	12,535	13,417
Foreign	837	631	848

	15,040	13,245	19,132
Deferred:
Federal	78,316	70,968	19,365
State and local	8,336	5,989	(2,511)

	86,652	76,957	16,854

	$101,692	$90,202	$35,986

        Deferred tax assets and liabilities consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Deferred tax assets:
Intangible asset amortization	$32,744	$37,176
Vehicle insurance reserves	30,183	38,456
Other accrued liabilities	27,450	33,621
Interest rate swap	—	15,267
AMT credit carryforward	—	7,252
Canadian NOL carryforwards	16,561	17,650
Other Canadian temporary differences	6,278	6,462
Federal and state NOL carryforwards	50,993	5,723
Allowance for doubtful accounts and notes receivable	1,036	1,729
Canadian depreciation	1,834	1,862

	167,079	165,198
Valuation allowance	(24,705)	(26,042)

Total	$142,374	$139,156

Deferred tax liabilities:
Depreciation	$484,942	$381,078
Other	394	1,008

Total	$485,336	$382,086

        For the year ended December 31, 2011, the change in the net deferred tax liabilities constituted $86.7 million of deferred tax expense and $13.3 million of other comprehensive income that relates to the interest rate swap and foreign currency translation.

        The Company has provided for income taxes in the U.S. and in Canada based on taxable income or loss and other tax attributes separately for each jurisdiction. The Company has established tax provisions separately for U.S. taxable income and Canadian losses, for which no income tax benefit was recorded. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods.

        In September 2010, Congress passed and the President signed into law the Small Business Jobs and Credit Act of 2010 (the "Small Business Act"), which extended 50% bonus depreciation allowances for assets placed in service in 2010, retroactively to the first of the year. In December 2010, Congress passed and the President signed into law the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act"), which increased the bonus depreciation allowance to 100% for assets placed in service from September 9, 2010 through December 31, 2011, as well as provided for 50% bonus depreciation for assets placed in service in 2012. During the first quarter of 2011, the Company received federal tax refunds of $50 million, based on overpayments of estimated taxes made in 2010, as a result of the enactment of the Small Business and Tax Relief Acts.

        At December 31, 2011, the Company has federal Net Operating Loss ("NOL") carryfowards of approximately $166.3 million and expects to utilize the entire amount to offset federal taxable income in 2012. The Company has NOL carryforwards available in certain states to offset future state taxable income. A valuation allowance of approximately $24.6 million and $25.9 million existed at December 31, 2011 and 2010, respectively, for Canadian NOLs and approximately $0.1 million at both December 31, 2011 and 2010, for state NOLs. At December 31, 2011, DTG Canada has NOL carryforwards of approximately $66.2 million available to offset future taxable income in Canada. The Canadian NOLs will begin expiring in 2014 and will continue to expire through 2031. Valuation allowances have been established for the total estimated future tax effect of the Canadian NOLs and other Canadian net deferred tax assets.

        The Company's overall effective tax rate differs from the maximum U.S. statutory federal income tax rate due primarily to state and local taxes. The following summary reconciles taxes at the maximum U.S. statutory federal income tax rate with recorded taxes:

	Year Ended December 31,
	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent
	(Amounts in Thousands)
Tax expense computed at the maximum U.S. statutory rate	$91,435	35.0%	$77,496	35.0%	$28,353	35.0%
Difference resulting from:
State and local taxes, net of federal income tax benefit	11,132	4.2%	12,056	5.4%	7,007	8.6%
Foreign (income) losses	(623)	(0.2)%	1,522	0.7%	1,111	1.4%
Foreign taxes	586	0.2%	416	0.2%	633	0.8%
Other	(838)	(0.3)%	(1,288)	(0.6)%	(1,118)	(1.4)%

Total	$101,692	38.9%	$90,202	40.7%	$35,986	44.4%

        The Company had no material liability for unrecognized tax benefits at December 31, 2011. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the twelve months subsequent to December 31, 2011.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2008 and later are subject to examination by U.S. federal taxing authorities and the tax years 2007 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the consolidated statements of income. No material amounts were recognized for interest and penalties under ASC Topic 740 during the years ended December 31, 2011, 2010 and 2009.

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
COMMITMENTS AND CONTINGENCIES
Contingencies and Off-Balance Sheet Commitments
Off-Balance Sheet Commitments
As of March 31, 2013 and December 31, 2012, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and we will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. We do not believe that these indemnifications are reasonably likely to have a material impact on us. Hertz Holdings has entered into indemnification agreements with each of its directors.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of March 31, 2013 and December 31, 2012, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $2.6 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).
Legal Proceedings
From time to time we are a party to various legal proceedings. We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us and our licensees. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and costs. At March 31, 2013 and December 31, 2012 our liability recorded for public liability and property damage matters was $321.0 million and $332.2 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
For a detailed description of certain of our legal proceedings please see Note 12 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
The following recent developments pertaining to legal proceedings described in our Form 10-K are furnished on a supplemental basis:
In Davis Landscape, Ltd. et al. v. Hertz Equipment Rental Corporation, the parties executed a settlement agreement in March 2013 and thereafter sought preliminary approval from the court of the proposed class settlement. The court has now tentatively approved the proposed class settlement, approved the parties' notice plan and has set June 18, 2013 as the date for the final approval hearing. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition, results of operations or cash flows.
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, was filed in the United States District Court for the District of Nevada. Enterprise is now a defendant in a separate action and is no longer a defendant in the Sobel case. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. In the complaint, the plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. In 2010, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Following additional activity in the case, in March 2013, the court granted, in part, the plaintiffs' motion for partial summary judgment with respect to restitution and granted the plaintiffs' motion for class certification, while denying the Company's motion for partial summary judgment. The court further indicated that plaintiffs are entitled to prejudgment interest from the date of the plaintiffs' first amended complaint. A judgment has not yet been entered in the case, and there are expected to be further proceedings before the district court. The amount of a judgment could potentially exceed $40.0 million. The Company intends to appeal or seek other appropriate relief and believes that the court's liability, damages and class certification findings will be reversed. We continue to believe the outcome of this case will not be material to our financial condition, results of operations or cash flows.
Aside from the above mentioned, none of the other legal proceedings described in our Form 10-K have experienced any material changes.
In addition to the above mentioned and those described in our Form 10-K or in our other filings with SEC, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. Other than with respect to the aggregate claims for public liability and property damage pending against us, management, based on the advice of legal counsel, does not believe that any of the matters resolved, or pending against us, are material to us and our subsidiaries taken as a whole.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated. Other than with respect to the aggregate reserve established for claims for public liability and property damage, none of those reserves are material. For matters where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed in our Form 10-K or in our other filings with SEC, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.

Contingencies and Off-Balance Sheet Commitments
Legal Proceedings
From time to time we are a party to various legal proceedings. Other than with respect to the aggregate claims for public liability and property damage pending against us, management does not believe that any of the matters resolved, or pending against us, during 2012 are material to us and our subsidiaries taken as a whole. While we have accrued a liability with respect to claims for public liability and property damage of $332.2 million at December 31, 2012, management, based on the advice of legal counsel, does not believe any of the other pending matters described below are material. We have summarized below, for purposes of providing background, various legal proceedings to which we were and/or are a party during 2012 or the period after December 31, 2012 but before the filing of this Annual Report. In addition to the following, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. As previously disclosed, on June 15, 2011 we received a subpoena from the staff of the Securities and Exchange Commission, or "SEC," seeking production of documents related to our proposed business combination with Dollar Thrifty. On February 14, 2013, we were informed by the staff that the investigation has been completed and that no action was taken by the staff or the SEC.

1.	Hertz Equipment Rental Corporation, or “HERC,” Loss Damage Waiver
On August 15, 2006, Davis Landscape, Ltd., individually and on behalf of all others similarly situated, filed a complaint against HERC in the United States District Court for the District of New Jersey. In November 2006, the complaint was amended to add another plaintiff, Miguel V. Pro, and more claims. The Davis Landscape matter purports to be a nationwide class action on behalf of all persons and business entities who rented equipment from HERC and who paid a Loss Damage Waiver, or “LDW,” or an Environmental Recovery Fee, or “ERF.” The plaintiffs seek a declaratory judgment and injunction prohibiting HERC from engaging in acts with respect to the LDW and ERF charges that violate the New Jersey Consumer Fraud Act and claim that the charges violate the Uniform Commercial Code. The plaintiffs also seek an unspecified amount of compensatory damages with the return of all LDW and ERF charges paid, attorneys' fees and costs as well as other damages. The court has granted class certification, denied our motion for summary judgment and the case is in the discovery stages. In February 2012, we filed separate motions for partial summary judgment on the LDW and ERF claims and we filed a motion to decertify the class. In June 2012, the judge denied our motion for partial summary judgment on the LDW claim and, in July 2012, the judge granted our motion for partial summary judgment on the ERF claim. The court also entered an order referring the case to mediation by private consent of the parties. We have continued to work through the mediator and in direct discussions with plaintiffs’ counsel on an acceptable settlement of this litigation and have accrued our best estimate of the ultimate cost which is not material to our financial condition.

2.	Concession Fee Recoveries
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, or “Enterprise,” was filed in the United States District Court for the District of Nevada. The plaintiffs agreed to not pursue claims against Enterprise initially and the case only proceeded against Hertz. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. The plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. Relevant documents were produced, depositions were taken and pre-trial motions were filed. After the court rendered a mixed ruling on the parties' cross‑motions for summary judgment and after the Lydia Lee case was refiled against Enterprise, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Since that time, the plaintiffs filed a motion for class certification-which we opposed-and discovery has commenced again. A separate action is proceeding against Enterprise, National and Alamo. In May 2012, all briefing was completed on the two outstanding issues—unjust enrichment and damages. The briefing included expert reports as submitted by both sides. In October 2012, the court held a hearing on the plaintiffs’ motion for class certification. The court has since entered a stay order and the parties will again be engaging in mediation.

3.	Telephone Consumer Protection Act
On May 3, 2007, Fun Services of Kansas City, Inc., individually and as the representative of a class of similarly‑situated persons, v. Hertz Equipment Rental Corporation was commenced in the District Court of Wyandotte County, Kansas. The case was subsequently transferred to the District Court of Johnson County, Kansas. The Fun Services matter purports to be a class action on behalf of all persons in Kansas and throughout the United States who, on or after four years prior to the filing of the action, were sent facsimile messages of advertising materials relating to the availability of property, goods or services by HERC and who did not provide express permission for sending such faxes. The plaintiffs seek an unspecified amount of compensatory damages, attorney's fees and costs. In August 2009, the court issued an order that stayed all activity in this litigation pending a decision by the Kansas Supreme Court in Critchfield Physical Therapy, Inc. v. Taranto Group, Inc., another Telephone Consumer Protection Act case. The Kansas Supreme Court issued its decision in September 2011. Thereafter, the District Court of Johnson County lifted the stay in the Fun Services case and issued a scheduling order that addresses class certification discovery. In February 2012, HERC filed a Notice of Removal with the U.S. District Court for the District of Kansas seeking to remove the case to federal court based on federal question jurisdiction. In March 2012, the federal magistrate entered an order requiring the parties to engage in mediation and report back to her regarding their progress by June 2012. In June 2012, a mediation was held and as a result of the mediation, the parties reached an agreement in principle to settle this class action. A settlement that addresses compensation to class members, class counsel fees and the claims process was finalized by the parties’ counsel in January 2013. The court issued an order preliminarily approving the settlement in January 2013 and the final approval hearing is currently scheduled for April 2013. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition.

4.	California Tourism Assessments
We are currently a defendant in a proceeding that purports to be a class action brought by Michael Shames and Gary Gramkow against The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent A Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission, and Caroline Beteta.
Originally filed in November of 2007, the action is pending in the United States District Court for the Southern District of California, and plaintiffs claim to represent a class of individuals or entities that purchased rental car services from a defendant at airports located in California after January 1, 2007. Plaintiffs allege that the defendants agreed to charge consumers a 2.5% tourism assessment and not to compete with respect to this assessment, while misrepresenting that this assessment is owed by consumers, rather than the rental car defendants, to the California Travel and Tourism Commission, or the “CTTC.” Plaintiffs also allege that defendants agreed to pass through to consumers a fee known as the Airport Concession Fee, which fee had previously been required to be included in the rental car defendants' individual base rates, without reducing their base rates. Based on these allegations, the amended complaint seeks treble damages, disgorgement, injunctive relief, interest, attorneys' fees and costs. Plaintiffs dropped their claims against Caroline Beteta. Plaintiffs' claims against the rental car defendants have been dismissed, except for the federal antitrust claim. In June 2010, the United States Court of Appeals for the Ninth Circuit affirmed the dismissal of the plaintiffs' antitrust case against the CTTC as a state agency immune from antitrust complaint because the California Legislature foresaw the alleged price‑fixing conspiracy that was the subject of the complaint. The plaintiffs subsequently filed a petition with the Ninth Circuit seeking a rehearing and that petition was granted. In November 2010, the Ninth Circuit withdrew its June opinion and instead held that state action immunity was improperly invoked. The Ninth Circuit reinstated the plaintiffs' antitrust claims and remanded the case to the district court for further proceedings. In May 2012, the district court issued an order preliminarily approving the settlement of this action; certifying a settlement class; certifying a class representative and lead counsel; and providing for class notice. In October 2012, the court held a final approval hearing. In November 2012, the court issued an order of final approval of the settlement of this action. One of the objectors to the settlement has filed a notice of appeal of this order with the United States Court of Appeals for the Ninth Circuit. We have accrued our best estimate of the ultimate cost which is not material to our financial condition.

5.	Public Liability and Property Damage
We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. At December 31, 2012 and December 31, 2011 our liability recorded for public liability and property damage matters was $332.2 million and $281.5 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
We intend to assert that we have meritorious defenses in the foregoing matters and we intend to defend ourselves vigorously.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated, including for various of the matters set forth above. Other than with respect to the aggregate reserves established for claims for public liability and property damage, none of those reserves are material. For matters, including those described above, where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed above, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.
Off-Balance Sheet Commitments
As of December 31, 2012 and December 31, 2011, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and Hertz will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. Hertz Holdings also entered into indemnification agreements with each of its directors. We do not believe that these indemnifications are reasonably likely to have a material impact on us.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of December 31, 2012 and December 31, 2011, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $1.5 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).

12. COMMITMENTS AND CONTINGENCIES

        There have been no material changes to the Commitments and Contingencies Note 14 of the Company's audited consolidated financial statements contained elsewhere in this prospectus, with the exception of the following:

Vehicle Insurance Reserves

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for supplemental liability insurance, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $2.5 million for the nine months ended September 30, 2012 and $10.6 million for the nine months ended September 30, 2011.

Contingencies

        The following recent developments pertaining to legal proceedings described in the Company's Form 10-K are furnished on a supplemental basis:

        On March 2, 2012, the appellate court in Susan and Jeffrey Dillon v. DTG Operations, Inc. d/b/a Thrifty Car Rental (Case No. 09CH34874, Cook County Circuit Court, Chancery Division, Illinois) upheld the lower court's ruling in favor of the Company. The Plaintiffs did not seek a rehearing or further appeals, and this action has been dismissed.

        On September 20, 2012, plaintiffs in Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma) filed a dismissal without prejudice and have indicated they will not seek recovery of attorney fees.

        On September 21, 2012, plaintiffs in Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery) filed a stipulation and proposed order and proposed final judgment, which, if approved by the Court upon notice to the certified class, would dismiss the case as moot and without payment of attorney fees. The hearing on the proposed dismissal is scheduled in November 2012.

        Aside from the above and the item discussed in Note 15, none of the other legal proceedings described in the Company's Form 10-K have experienced material changes.

        Various legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 and some that may demand large monetary damages or other relief which could result in significant expenditures. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        In June 2012, the Company executed a vehicle supply agreement with Chrysler Group LLC ("Chrysler Group") for a three-year term beginning with program year 2013 (August 1, 2012) and ending at the end of program year 2015 (July 31, 2015), that will allow the Company to source a portion of its vehicle purchases, with certain minimum volumes, through Chrysler Group. Volume requirements may be modified by mutual agreement between the Company and Chrysler Group.

14. COMMITMENTS AND CONTINGENCIES

Concessions and Operating Leases

        The Company has certain concession agreements principally with airports throughout the U.S. and Canada. Typically, these agreements provide airport terminal counter space in return for a minimum rent. In many cases, the Company's subsidiaries are also obligated to pay insurance and maintenance costs and additional rents generally based on revenues earned at the location. Certain of the airport locations are operated by franchisees who are obligated to make the required rent and concession fee payments under the terms of their franchise arrangements with the Company's subsidiaries.

        The Company's subsidiaries operate from various leased premises under operating leases with terms up to 30 years. Some of the leases contain renewal options. Certain leases include contingent rental amount based on a percentage of the Company's revenue or gross receipts as defined in the lease agreement.

        Expenses incurred under operating leases and concessions were as follows:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Rent	$48,682	$47,915	$49,543
Concession expenses:
Minimum fees	107,095	102,080	101,938
Contingent fees	27,144	31,711	32,263

	182,921	181,706	183,744
Less sublease rental income	(498)	(574)	(785)

Total	$182,423	$181,132	$182,959

        Future minimum rentals and fees under noncancelable operating leases and the Company's obligations for minimum airport concession fees at December 31, 2011 are presented in the following table:

	Company-Owned Stores Concession Fees	Operating Leases	Total
	(In Thousands)
2012	$98,351	$40,429	$138,780
2013	85,594	32,866	118,460
2014	62,120	25,323	87,443
2015	43,908	20,221	64,129
2016	37,088	17,290	54,378
Thereafter	130,771	48,333	179,104

	457,832	184,462	642,294
Less sublease rental income	—	(895)	(895)

	$457,832	$183,567	$641,399

Vehicle Insurance Reserves

        The Company is self insured for a portion of vehicle insurance claims. In 2011, 2010 and 2009, the Company retained risk of loss up to $7.5 million, in each year, per occurrence for public liability and property damage claims, including third-party bodily injury and property damage. The Company maintains insurance for losses above these levels. The Company retains the risk of loss on SLI policies sold to vehicle rental customers.

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for SLI, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development experienced in 2011 and 2010, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $32.2 million and $13.4 million during 2011 and 2010, respectively. This favorable claims development is driven by changes in loss development factors as a result of favorable claims development trends resulting from specific actions taken by the Company to lower its overall insurance costs. Those steps included, among others, closing a significant number of local market locations and raising acceptable credit scores for eligible customers in order to reduce the likelihood of adverse selection in certain markets. Additionally, the Company has implemented drivers' license validation procedures and requires examinations under oath in order to reduce the risk of fraud and personal injury claims in certain markets.

        The accrual for Vehicle Insurance Reserves includes amounts for incurred and incurred but not reported losses. Such liabilities are based on actuarially determined estimates and management believes that the amounts accrued are adequate. At December 31, 2011 and 2010, the public liability and property damage amounts have been discounted at 0.4% and 1.0% (assumed risk free rate), respectively, based upon the actuarially determined estimated timing of payments to be made in future years. Discounting resulted in reducing the accrual for public liability and property damage by $0.4 million and $1.3 million at December 31, 2011 and 2010, respectively. SLI amounts are not discounted. Estimated future payments of Vehicle Insurance Reserves as of December 31, 2011 are as follows (in thousands):

2012	$21,220
2013	15,314
2014	7,037
2015	4,617
2016	2,995
Thereafter	3,508

Aggregate undiscounted public liability and property damage	54,691
Effect of discounting	(375)

Public liability and property damage, net of discount	54,316
Supplemental liability insurance	32,199

Total vehicle insurance reserves	$86,515

Contingencies

        Various class action complaints relating to the now terminated proposed merger transaction with Hertz Global Holdings, Inc. ("Hertz") have been filed in Oklahoma state court, Oklahoma federal court, and Delaware Chancery Court against the Company, its directors, and Hertz by various plaintiffs, for themselves and on behalf of the Company's stockholders, excluding defendants and their affiliates. These complaints allege that the consideration the Company's stockholders would have received in connection with the proposed transaction with Hertz is inadequate and that the Company's directors breached their fiduciary duties to stockholders in negotiating and approving the merger agreement. These complaints also allege that the proxy materials that were sent to the Company's stockholders to approve the merger agreement are materially false and misleading. The cases and their current status are as follows: 1) Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma)—this case has not been dismissed but is currently inactive and 2) In Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery)—on October 18, 2011, plaintiffs sought permission to amend their pleadings to assert additional claims that members of the Company's board of directors (the "Board") breached their fiduciary duties concerning the following matters: (a) the Board's response to a merger proposal by Avis Budget Group, Inc. ("Avis Budget") in September 2010; (b) the Board's use of defensive measures, including the adoption of a poison pill, in response to the Exchange Offer made by Hertz; (c) the Board's response to the failure of Hertz to submit an improved final offer meeting certain Board criteria by October 10, 2011; and (d) the Board's alleged failure to make full material disclosures to the Company's stockholders concerning the Hertz offer, the Company's stand-alone plan, and the Company's negotiations with Hertz regarding a business combination. The court has not ruled on the plaintiffs' request to amend. On November 1, 2011, the plaintiffs advised the court that the parties have agreed to stay further activity pending the outcome of the Hertz antitrust review process.

        The Company is a defendant in several class action lawsuits in California and one in Colorado. The California lawsuits allege that the pass through of the California trade and tourism commission and airport concession fees violate antitrust laws and various other rights and laws by compelling out-of-state visitors to subsidize the passenger car rental tourism assessment program, violation of the California Business and Professions Code breach of contract. The Company has accrued a contingency related to the preliminary settlement.

        The Colorado lawsuit alleges violation of the Colorado Consumer Protection Act. The lawsuit in Colorado was dismissed with prejudice in July 2010 and the plaintiffs filed a notice of appeal in August 2010. Appellate briefing was completed on May 16, 2011 and oral argument on the appeal occurred on December 6, 2011, and the parties are awaiting a ruling. The Company intends to vigorously defend these matters. Given the inherent uncertainties of litigation, the Company cannot predict the ultimate outcome or reasonably estimate the amount of ultimate loss that may arise from these lawsuits.

        Various other legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 or a potential acquisition transaction, and some that may demand large monetary damages or other relief which could result in significant expenditures. Litigation is subject to many uncertainties and is inherently unpredictable. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        On April 4, 2011, the Company and HP Enterprise Services, LLC ("HP") entered into a three and one-half year data processing service agreement (the "Service Agreement"), which requires annual payments of approximately $20 million for 2012 and 2013 and approximately $10 million for 2014. The Company also has a telecommunications contract which will require annual payments totaling $1.2 million for 2012. Additionally, the Company has software and hardware maintenance agreements which require annual payments totaling approximately $2.1 million and $1.5 million for 2012 and 2013, respectively.

        In addition to the letters of credit described in Note 8, the Company had letters of credit totaling $4.0 million and $5.5 million at December 31, 2011 and 2010, respectively, which are primarily used to support insurance programs and airport concession obligations in Canada. The Company may also provide guarantees on behalf of franchisees to support compliance with airport concession bids. Non-performance of the obligation by the franchisee would trigger the obligation of the Company. At December 31, 2011, there were no such guarantees on behalf of franchisees.

        At December 31, 2011, the Company had outstanding vehicle purchase commitments of approximately $1.3 billion over the next 12 months.

NEW ACCOUNTING STANDARDS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended
Sep. 30, 2012
Dollar Thrifty Automotive Group Inc
NEW ACCOUNTING STANDARDS

13. NEW ACCOUNTING STANDARDS

        In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"), which amends U.S. GAAP to converge U.S. GAAP and International Financial Reporting Standards by changing the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company adopted ASU 2011-04 on January 1, 2012, as required (see Note 9 for required disclosures).

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income—Presentation of Comprehensive Income" ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of stockholders' equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income—Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05" ("ASU 2011-12") to defer the effective date of the specific requirement to present items that are reclassified out of accumulated other comprehensive income to net income alongside their respective components of net income and other comprehensive income. All other provisions of this update, which are to be applied retrospectively, are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted ASU 2011-05 and ASU 2011-12 on January 1, 2012, as required (see condensed consolidated statements of comprehensive income and Note 10 for required disclosures).

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company plans to adopt ASU 2011-11 on January 1, 2013, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

PROPOSED ACQUISITION AND RELATED MATTERS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
PROPOSED ACQUISITION AND RELATED MATTERS

14. PROPOSED ACQUISITION AND RELATED MATTERS

        On August 26, 2012, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hertz Global Holdings, Inc. ("Hertz") and HDTMS, Inc., a wholly owned subsidiary of Hertz ("Merger Sub"). Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Hertz and the Company, following consummation of the Offer (hereinafter defined) and subject to the approval of the Company's stockholders if required by applicable law, Merger Sub will be merged (the "Merger") with and into the Company, with the Company becoming a wholly owned subsidiary of Hertz.

        The Merger Agreement provides that the acquisition will be effected first through a tender offer by Merger Sub (the "Offer") to acquire all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the "Shares") for $87.50 per Share (the "Offer Price"), net to the seller in cash and without any interest thereon, followed by the second-step Merger.

        Subject to the terms and conditions of the Merger Agreement, the Company has granted Merger Sub an irrevocable one-time option (the "Top-Up Option") to purchase, at a price per Share equal to the Offer Price, an aggregate number of newly issued Shares that, when added to the number of Shares owned by Hertz and its subsidiaries, including Merger Sub, at the time of such exercise, constitutes one Share more than 90% of the Shares then outstanding immediately after the issuance of the Top-Up Option Shares on a fully diluted basis, subject to there being no legal restraint and sufficient authorized Shares available for issuance. The Top-Up Option is exercisable only after Shares have been accepted for payment pursuant to the Offer and Merger Sub irrevocably committing to effect the second-step Merger as soon as practicable after the exercise of the Top-Up Option.

        The consummation of the Offer is subject to certain conditions, including among others, the following: (1) the Company's stockholders shall have validly tendered in the Offer the number of Shares which, when taken together with any Shares owned by Hertz and its subsidiaries, represents a majority of the outstanding Shares on a fully diluted basis and (2) the expiration or early termination of the applicable waiting periods required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The Offer and the other transactions contemplated by the Merger Agreement are not subject to any financing condition.

        The Merger Agreement also provides that, with respect to obtaining antitrust approval of the acquisition, Hertz is required to: (1) divest its Advantage brand, together with certain additional assets and airport concessions pursuant to a proposed consent agreement currently under discussion between Hertz and the Federal Trade Commission (the "FTC"), (2) take other actions which, individually or in the aggregate, are of a de minimis nature and (3) contest any administrative or judicial action or proceeding challenging the acquisition while the Merger Agreement is in effect. At any time after December 31, 2012, both the Company and Hertz may terminate the Merger Agreement if the FTC has not preliminarily accepted the proposed consent agreement and the waiting period under the HSR Act has not expired or been terminated.

        The Merger Agreement includes customary termination provisions for both the Company and Hertz and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, the Company and Hertz must reimburse the other party for its transaction expenses, subject to certain limitations.

        Effective August 26, 2012, prior to the execution of the Merger Agreement, the Company's board of directors approved a Second Amendment to Rights Agreement (the "Amendment"), dated as of August 26, 2012, amending the Rights Agreement ("Rights Agreement") between the Company and Computershare Trust Company, N.A., as rights agent, dated as of May 18, 2011 and amended on February 17, 2012.

        The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed to result in either Hertz or Merger Sub or any of their respective affiliates or associates becoming an "Acquiring Person" (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a "Share Acquisition Date," a "Distribution Date," a "Flip-in Event" or a "Flip-over Event" (each as defined in the Rights Agreement) shall occur, and that the "Rights" (as defined in the Rights Agreement) will not separate from the Shares, in each case, by reason of the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement shall terminate and all outstanding Rights shall expire immediately prior to the Acceptance Time (as defined in the Merger Agreement), but only if the Acceptance Time shall have occurred. If the Merger Agreement is subsequently terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect.

        On September 10, 2012, Hertz filed with the SEC a tender offer statement on Schedule TO and the Company filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 regarding the Offer. The Offer originally had an expiration date of October 5, 2012; however, Hertz extended the Offer, which will now expire on November 16, 2012, unless further extended.

17. PROPOSED ACQUISITION AND RELATED MATTERS

        In late February 2011, the Company submitted its certification of substantial compliance with the Second Request of the U.S. Federal Trade Commission ("FTC") relating to a potential acquisition of the Company by Avis Budget.

        On May 9, 2011, Hertz announced its plans to commence an exchange offer to acquire the Company. On May 24, 2011, HDTMS, Inc., a wholly owned subsidiary of Hertz, commenced an exchange offer to exchange each of the issued and outstanding shares of the Company's common stock for (i) $57.60 in cash, without interest and less any required withholding taxes, and (ii) 0.8546 shares of common stock, par value $0.01 per share, of Hertz common stock (the "Exchange Offer"). The Exchange Offer had an expiration date of July 8, 2011; however, Hertz extended the Exchange Offer through November 1, 2011. On October 27, 2011, Hertz announced that it was withdrawing its Exchange Offer for all outstanding shares of the Company, in light of the Company's plan to commence its announced share repurchase program and current market conditions. However, Hertz noted that they remain interested in acquiring the Company and remain engaged with the FTC to secure antitrust clearance for a proposed transaction.

        On August 21, 2011, the Company issued a letter advising Hertz and Avis Budget of the Company's intention to solicit for submission in early October 2011 best and final definitive proposals regarding a potential business combination. In its letter, the Company stated that any proposal that did not eliminate the antitrust regulatory risk of the transaction for its shareholders would not likely be acceptable. In conjunction with the Company's request for final proposals regarding a potential business combination on September 14, 2011, Avis Budget announced that it would not participate in a bid to buy the Company, citing current market conditions.

        As of October 10, 2011, the Company had not received any proposals meeting this criterion and announced that it has formally concluded its process to solicit definitive proposals regarding a potential business combination. Consequently, the Company has terminated its solicitation process and will continue to execute its current stand-alone plan.

        Pending litigation relating to the now terminated merger agreement is described in Note 14.

SUBSEQUENT EVENTS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
SUBSEQUENT EVENTS
Subsequent Events
In April 2013, Hertz entered into an Amendment No. 2, or "Amendment No. 2," to the Senior Term Facility, primarily to reduce the interest rate applicable to a portion of the outstanding term loans under the Senior Term Facility. Prior to Amendment No. 2, approximately $1,372.0 million of tranche B term loans, or “Tranche B Term Loans”, under the Senior Term Facility bore interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 1.00 percent plus a borrowing margin of 2.75 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.75 percent per annum. Pursuant to Amendment No. 2, certain of the existing lenders under the Senior Term Facility converted their existing Tranche B Term Loans into a new tranche of tranche B-2 term loans, or the “Tranche B-2 Term Loans”, in an aggregate principal amount, along with new loans advanced by certain new lenders, of approximately $1,372.0 million. The proceeds of Tranche B-2 Term Loans advanced by the new lenders were used to prepay in full all of the Tranche B Term Loans that were not converted into Tranche B-2 Term Loans.
The Tranche B-2 Term Loans bear interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 0.75 percent plus a borrowing margin of 2.25 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.25 percent per annum. The terms and conditions of the new Tranche B-2 Term Loans with respect to maturity, collateral, and covenants are otherwise unchanged compared to the Tranche B Term Loans.
On April 15, 2013, Hertz entered into definitive agreements with China Auto Rental Holdings, Inc., or “China Auto,” and related parties pursuant to which Hertz made a strategic investment in China Auto. China Auto is the largest car rental company in China. Pursuant to the transaction, Hertz invested cash and certain of its assets in China and received common stock and convertible notes in return. Upon the closing of the transaction which occurred on April 30, 2013, Hertz owns 10% of China Auto's ordinary shares and has a seat on China Auto's Board. Upon conversion of the notes, Hertz would have 18.64% on a fully diluted basis. This transaction will be accounted for under the equity method of accounting in accordance with GAAP.

Subsequent Events
On January 23, 2013, Hertz Vehicle Financing LLC, or ‘‘HVF,’’ an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.

15. SUBSEQUENT EVENTS

        In preparing the accompanying condensed consolidated financial statements, the Company has reviewed events that have occurred after September 30, 2012 through the issuance of the financial statements. The Company noted no reportable subsequent events other than the subsequent events noted below.

        In October 2012, the Company executed a vehicle purchase agreement with General Motors LLC ("GM") for the 2013 program year that will allow the Company to source through GM a portion of its vehicle purchases, subject to certain minimum volumes and to requirements applicable to the mix of models purchased. Volume requirements may be modified by mutual agreement between the Company and GM.

        In November 2012, the Court approved the final settlement, ordered the parties to effectuate the settlement agreement according to its terms and dismissed the case on the merits, all in the case of Michael Shames; Gary Gramkow, on behalf of themselves and on behalf of all persons similarly situated v. The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent-A-Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission and Caroline Beteta (No. 07 CV 2174 H BLM (S.D. Cal.).

18. SUBSEQUENT EVENTS

        In preparing the consolidated financial statements, the Company has reviewed events that have occurred after December 31, 2011 through the issuance of the financial statements. The Company noted no reportable subsequent events other than the subsequent events noted in Notes 8 and 13.

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of March 31, 2013 and December 31, 2012 and the Condensed Consolidating Statements of Operations and Comprehensive Income (Loss) for the three month periods ended March 31, 2013 and 2012, and Statements of Cash Flows for the three months ended March 31, 2013 and 2012, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis.

In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. The following condensed consolidating financial statements now reflects the results of this change for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.

CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of December 31, 2012 and 2011 and the Condensed Consolidating Statements of Operations, Comprehensive Income (Loss) and Cash Flows for the years ended December 31, 2012, 2011 and 2010, and Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis. The Guarantor Subsidiaries are consistent with those entities which guaranteed the Company's existing indebtedness as of December 31, 2011 and December 31, 2010, with the exception of the Company's Simply Wheelz subsidiary which was sold in connection with the Advantage divestiture, as more fully described below, and therefore is not included as a guarantor of the debt in this Form 10-K.
On December 12, 2012, pursuant to a consent agreement Hertz Holdings entered into with the Federal Trade Commission in connection with the Dollar Thrifty acquisition, we consummated the Advantage Divestiture. Prior to the Advantage Divestiture, Simply Wheelz, the legal entity associated with Advantage, had been included within these condensed consolidating financial statements as a Guarantor Subsidiary. The following condensed consolidating financial statements which include Simply Wheelz now reflects it as a Non-Guarantor Subsidiary for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided as management believes the following information is sufficient, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$3,961,435	$701,264	$5,350,348	$(2,450,513)	$7,562,534
Expenses:
Direct operating	2,217,864	452,674	1,612,856	—	4,283,394
Depreciation of revenue earning equipment and lease charges	1,938,416	200,252	2,179,992	(2,450,513)	1,868,147
Selling, general and administrative	320,192	67,739	276,511	—	664,442
Interest expense, net of interest income	297,276	20,068	396,880	—	714,224
Other (income) expense, net	9,915	(3)	(9,907)	—	5
Total expenses	4,783,663	740,730	4,456,332	(2,450,513)	7,530,212
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(822,228)	(39,466)	894,016	—	32,322
(Provision) benefit for taxes on income (loss)	314,692	10,718	(358,732)	—	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	489,153	(5,268)	—	(483,885)	—
Net income (loss)	(18,383)	(34,016)	535,284	(483,885)	(1,000)
Less: Net income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(18,383)	$(34,016)	$517,901	$(483,885)	$(18,383)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$337,055	$88,941	$2,193,486	$(381,555)	$2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	19,932	(17,514)	158,098	—	160,516
Revenue earning equipment expenditures	(188,057)	(96,452)	(8,156,363)	—	(8,440,872)
Proceeds from disposal of revenue earning equipment	169,451	75,139	7,273,856	—	7,518,446
Property and equipment expenditures	(92,415)	(14,137)	(72,657)	—	(179,209)
Proceeds from disposal of property and equipment	4,311	10,416	24,178	—	38,905
Capital contributions to subsidiaries	(1,544,332)	—	—	1,544,332	—
Return of capital from subsidiaries	1,877,095	—	—	(1,877,095)	—
Acquisitions, net of cash acquired	(35)	(43,789)	(3,747)	—	(47,571)
Purchase of short-term investments, net	3,183	94	214	—	3,491
Other investing activities	—	—	2,726	—	2,726
Net cash provided by (used in) investing activities	249,133	(86,243)	(773,695)	(332,763)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,209,866	—	1,425,847	—	2,635,713
Payment of long-term debt	(73,342)	(68)	(2,880,823)	—	(2,954,233)
Short-term borrowings:
Proceeds	—	—	490,490	—	490,490
Payments	(2,615)	—	(968,334)	—	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(18,907)	(3,515)	1,048,492	—	1,026,070
Distributions to noncontrolling interest	—	—	(18,200)	—	(18,200)
Capital contributions received from parent	—	—	1,544,332	(1,544,332)	—
Payment of dividends and return of capital	(23,000)	—	(2,258,650)	2,258,650	(23,000)
Proceeds from employee stock purchase plan	3,208	—	—	—	3,208
Loan from Hertz Global Holdings, Inc.	(6,173)	—	—	—	(6,173)
Excess tax benefits from exercise of stock	(258)	—	—	—	(258)
Payment of financing costs	(29,111)	—	(49,040)	—	(78,151)
Net cash provided by (used in) financing activities	1,059,668	(3,583)	(1,665,886)	714,318	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(10,337)	—	(10,337)
Net decrease in cash and cash equivalents during the period	1,645,856	(885)	(256,432)	—	1,388,539
Cash and cash equivalents at beginning of period	108,522	6,043	870,902	—	985,467
Cash and cash equivalents at end of period	$1,754,378	$5,158	$614,470	$—	$2,374,006

16. GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

        In November 2012, the Company was acquired by a wholly owned indirect subsidiary of The Hertz Corporation ("THC"), a wholly owned subsidiary of Hertz Global Holdings, Inc. In February 2013 and March 2013, the Company and certain of its subsidiaries were added as guarantors under certain of THC's debt instruments and credit facilities.

        The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of September 30, 2012 and December 31, 2011, and the Condensed Consolidating Statements of Comprehensive Income for the nine month periods ended September 30, 2012 and 2011, and Condensed Consolidating Statements of Cash Flows for the nine month periods ended September 30, 2012 and 2011, of (a) the Company and those of its subsidiaries that guarantee the indebtedness of THC, or the Guarantor Subsidiaries; (b) the subsidiaries of the Company that do not guarantee THC's indebtedness, or the Non-Guarantor Subsidiaries; (c) elimination entries necessary to consolidate the Guarantor Subsidiaries with the Non-Guarantor Subsidiaries; and of (d) the Company and its subsidiaries on a consolidated basis.

        Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by THC and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under THC's Senior Credit Facilities, and consequently will not be available to satisfy the claims of THC's general creditors.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$402,243	$54,626	$—	$456,869
Restricted cash and investments	6,185	243,959	—	250,144
Receivables, net	86,835	69,618	(28,236)	128,217
Intercompany	(92,323)	147,270	(54,947)	—
Prepaid expenses and other assets	59,770	13,409	(1,199)	71,980
Revenue-earning vehicles, net	24,629	1,850,978	—	1,875,607
Property and equipment, net	76,208	1,679	—	77,887
Investment in subsidiaries	825,502	—	(825,502)	—
Income taxes receivable	4,364	89	—	4,453
Software, net	19,438	—	—	19,438

Total assets	$1,412,851	$2,381,628	$(909,884)	$2,884,595

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$44,288	$3,484	$(3)	$47,769
Accrued liabilities	161,841	4,157	(29,432)	136,566
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	391,431	1,093	—	392,524
Vehicle insurance reserves	71,050	11,308	—	82,358
Debt and other obligations	—	1,536,084	(54,947)	1,481,137

Total liabilities	668,610	1,556,126	(84,382)	2,140,354

COMMITMENTS AND CONTINGENCIES
EQUITY	744,241	825,502	(825,502)	744,241

Total liabilities and equity	$1,412,851	$2,381,628	$(909,884)	$2,884,595

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,151,812	$346,437	$(285,999)	$1,212,250

COSTS AND EXPENSES:
Direct vehicle and operating	558,350	40,861	(2,748)	596,463
Vehicle depreciation and lease charges, net	302,648	168,446	(282,726)	188,368
Selling, general and administrative	143,258	4,719	(498)	147,479
Interest expense, net	11,156	33,472	(27)	44,601

Total costs and expenses	1,015,412	247,498	(285,999)	976,911

(Increase) decrease in fair value of derivatives	—	525	—	525
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	136,400	98,414	—	234,814
INCOME TAX EXPENSE	89,212	304	—	89,516

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	47,188	98,110	—	145,298
EQUITY IN EARNINGS OF SUBSIDIARIES	98,110	—	(98,110)	—

NET INCOME / (LOSS)	$145,298	$98,110	$(98,110)	$145,298

COMPREHENSIVE INCOME / (LOSS)	$159,277	$103,277	$(103,277)	$159,277

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,140,588	$332,591	$(277,981)	$1,195,198

COSTS AND EXPENSES:
Direct vehicle and operating	549,971	40,151	(6,323)	583,799
Vehicle depreciation and lease charges, net	288,433	186,677	(271,127)	203,983
Selling, general and administrative	140,345	5,810	(514)	145,641
Interest expense, net	29,552	29,364	(17)	58,899

Total costs and expenses	1,008,301	262,002	(277,981)	992,322

(Increase) decrease in fair value of derivatives	(5,634)	2,267	—	(3,367)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	137,921	68,322	—	206,243
INCOME TAX EXPENSE	80,270	324	—	80,594

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	57,651	67,998	—	125,649
EQUITY IN EARNINGS OF SUBSIDIARIES	67,998	—	(67,998)	—

NET INCOME / (LOSS)	$125,649	$67,998	$(67,998)	$125,649

COMPREHENSIVE INCOME / (LOSS)	$127,358	$60,093	$(60,093)	$127,358

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$206,985	$319,585	$(91,800)	$434,770
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(38,350)	(1,342,267)	—	(1,380,617)
Revenue-earning vehicles—Proceeds from sales	26,623	730,468	—	757,091
Net change in restricted cash and investments	(4,817)	108,462	—	103,645
Property, equipment and software—Purchases	(13,817)	(84)	—	(13,901)
Property, equipment and software—Proceeds from sales	3,491	—	—	3,491
Dividends received	79,000	—	(79,000)	—
Investment in subsidiary	(231,600)	—	231,600	—
Intercompany	(35,029)	(56,793)	91,822	—

Net cash provided by/(used in) investing activities	(214,499)	(560,214)	244,422	(530,291)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	581,169	—	581,169
Payments of vehicle debt and other obligations	—	(500,000)	—	(500,000)
Issuance of common shares	1,694	—	—	1,694
Net settlement of employee withholding taxes on share-based awards	(1,215)	—	—	(1,215)
Purchases of common stock for the treasury	(29,136)	—	—	(29,136)
Financing issue costs	(7,825)	(945)	—	(8,770)
Dividends paid	—	(79,000)	79,000	—
Capital contribution from Parent	—	231,622	(231,622)	—

Net cash provided by/(used in) financing activities	(36,482)	232,846	(152,622)	43,742

CHANGE IN CASH AND CASH EQUIVALENTS	(43,996)	(7,783)	—	(51,779)
CASH AND CASH EQUIVALENTS:
Beginning of Period	446,239	62,409	—	508,648

End of Period	$402,243	$54,626	$—	$456,869

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$268,555	$262,206	$(72,151)	$458,610
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(46,155)	(937,724)	—	(983,879)
Revenue-earning vehicles—Proceeds from sales	31,135	460,873	—	492,008
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	270	76,036	—	76,306
Property, equipment and software—Purchases	(11,108)	(88)	—	(11,196)
Property, equipment and software—Proceeds from sales	324	29	—	353
Dividends received	191,675	—	(191,675)	—
Investment in subsidiary	(249,389)	—	249,389	—
Intercompany	(119,298)	5,583	113,715	—

Net cash provided by/(used in) investing activities	(102,546)	(395,291)	171,429	(326,408)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,192,226	(54,323)	1,137,903
Payments of vehicle debt and other obligations	—	(1,081,350)	9,277	(1,072,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	2,921	—	—	2,921
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Financing issue costs	(1,997)	(11,306)	—	(13,303)
Dividends paid	—	(191,675)	191,675	—
Capital contribution from Parent	—	245,907	(245,907)	—

Net cash provided by/(used in) financing activities	(150,406)	153,802	(99,278)	(95,882)

CHANGE IN CASH AND CASH EQUIVALENTS	15,603	20,717	—	36,320
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$465,610	$33,863	$—	$499,473

19. GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

        In November 2012, the Company was acquired by a wholly owned indirect subsidiary of The Hertz Corporation ("THC"), a wholly owned subsidiary of Hertz Global Holdings, Inc. In February 2013 and March 2013, the Company and certain of its subsidiaries were added as guarantors under certain of THC's debt instruments and credit facilities.

        The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheet as of December 31, 2011, and the Condensed Consolidating Statement of Income for the twelve month period ended December 31, 2011, and Condensed Consolidating Statement of Cash Flows for the twelve month period ended December 31, 2011, of (a) the Company and those of its subsidiaries that guarantee the indebtedness of THC, or the Guarantor Subsidiaries; (b) the subsidiaries of the Company that do not guarantee THC's indebtedness, or the Non-Guarantor Subsidiaries; (c) elimination entries necessary to consolidate the Guarantor Subsidiaries with the Non-Guarantor Subsidiaries; and of (d) the Company and its subsidiaries on a consolidated basis.

        Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by THC and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under THC's Senior Credit Facilities, and consequently will not be available to satisfy the claims of THC's general creditors.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,480,660	$436,441	$(368,173)	$1,548,928

COSTS AND EXPENSES:
Direct vehicle and operating	708,477	51,008	(8,017)	751,468
Vehicle depreciation and lease charges, net	378,898	251,526	(359,467)	270,957
Selling, general and administrative	184,769	6,937	(663)	191,043
Interest expense, net	36,003	41,485	(26)	77,462

Total costs and expenses	1,308,147	350,956	(368,173)	1,290,930

(Increase) decrease in fair value of derivatives	(5,634)	2,390	—	(3,244)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	178,147	83,095	—	261,242
INCOME TAX EXPENSE	100,772	920	—	101,692

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	77,375	82,175	—	159,550
EQUITY IN EARNINGS OF SUBSIDIARIES	82,175	—	(82,175)	—

NET INCOME / (LOSS)	$159,550	$82,175	$(82,175)	$159,550

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$306,521	$347,234	$(86,461)	$567,294
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(58,522)	(1,110,010)	—	(1,168,532)
Revenue-earning vehicles—Proceeds from sales	42,746	715,020	—	757,766
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	16	(75,477)	—	(75,461)
Property, equipment and software—Purchases	(16,543)	(90)	—	(16,633)
Property, equipment and software—Proceeds from sales	330	29	—	359
Dividends received	266,675	—	(266,675)	—
Investment in subsidiary	(247,713)	—	247,713	—
Intercompany	(139,869)	8,993	130,876	—

Net cash provided by/(used in) investing activities	(52,880)	(461,535)	111,914	(402,501)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,592,466	(54,563)	1,537,903
Payments of vehicle debt and other obligations	—	(1,396,350)	9,277	(1,387,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	4,774	—	—	4,774
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Early termination of interest rate swap	(8,815)	—	—	(8,815)
Forward stock repurchase agreement	(100,000)	—	—	(100,000)
Financing issue costs	(2,038)	(12,719)	—	(14,757)
Dividends paid	—	(266,675)	266,675	—
Capital contribution from Parent	—	246,842	(246,842)	—

Net cash provided by/(used in) financing activities	(257,409)	163,564	(25,453)	(119,298)

CHANGE IN CASH AND CASH EQUIVALENTS	(3,768)	49,263	—	45,495
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$446,239	$62,409	$—	$508,648

SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Tables)	12 Months Ended	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Performance Shares Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Performance Shares Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Restricted Stock Units Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Restricted Stock Units Dollar Thrifty Automotive Group Inc
SHARE-BASED PAYMENT PLANS
Schedule of non-qualified option rights activity
A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2012	1,575	$5.11	6.89	$102,579
Granted	—	—
Exercised	(297)	5.70
Canceled (Forfeited/Expired)	—	—

Outstanding at September 30, 2012	1,278	$4.97	6.35	$104,695

Fully vested and exercisable options at: September 30, 2012	1,278	$4.97	6.35	$104,695

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2011	2,277	$5.73	7.61	$94,545

Granted	—	—
Exercised	(672)	7.10
Canceled (Forfeited/Expired)	(30)	7.62

Outstanding at December 31, 2011	1,575	$5.11	6.89	$102,579

Fully vested and exercisable options at: December 31, 2011	917	$5.46	6.66	$59,398
Options expected to vest in the future at: December 31, 2011	658	$4.63	7.23	$43,181

Schedule of status of the Company's awards

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	262	$59.11
Granted	29	76.17
Vested	(4)	52.44
Forfeited	(7)	59.79

Nonvested at September 30, 2012	280	$60.94

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	238	$39.07
Granted	140	69.58
Vested	(73)	27.95
Forfeited	(43)	35.02

Nonvested at December 31, 2011	262	$59.11

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	34	$5.41
Granted	7	73.42
Vested	(34)	5.41
Forfeited	—	—

Nonvested at September 30, 2012	7	$73.42

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	64	$4.55
Granted	9	48.24
Vested	(39)	14.17
Forfeited	—	—

Nonvested at December 31, 2011	34	$5.41

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
Vehicle depreciation and lease charges, net
Schedule of vehicle depreciation and lease charges

Vehicle depreciation and lease charges include the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Depreciation of revenue-earning vehicles and other	$94,323	$80,667	$230,391	$247,112
Net gains from disposal of revenue-earning vehicles	(5,192)	(17,368)	(42,023)	(43,129)

	$89,131	$63,299	$188,368	$203,983

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Depreciation of revenue-earning vehicles and other	$317,844	$362,284	$461,178
Net gains from disposal of revenue-earning vehicles	(46,887)	(63,084)	(35,086)

	$270,957	$299,200	$426,092

Schedule of average gain on Non-Program Vehicles

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Number of Non-Program Vehicles sold	15,463	15,441	48,530	30,787
Average gain on vehicles sold (per vehicle)	$336	$1,125	$866	$1,401

	Year Ended December 31,
	2011	2010	2009
Number of Non-Program Vehicles sold	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)	$1,190	$1,105	$700

Schedule of components of vehicle depreciation per vehicle per month

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Average depreciable fleet (units)	120,757	113,719	113,968	110,125
Average depreciation rate	$260	$236	$225	$249
Average gain on vehicles sold	(14)	(50)	(41)	(43)

Average vehicle depreciation and lease charges, net	$246	$186	$184	$206

	Year Ended December 31,
	2011	2010	2009
Average depreciable fleet (units)	108,127	103,207	105,301
Average depreciation rate	$245	$293	$365
Average gain on vehicles sold	(36)	(51)	(28)

Average vehicle depreciation and lease charges, net	$209	$242	$337

EARNINGS PER SHARE - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
Earnings per share
Schedule of computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted EPS

The computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$55,500	$66,621	$145,298	$125,649

Basic EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747

Basic EPS	$1.99	$2.30	$5.15	$4.35

Diluted EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747
Shares contingently issuable:
Stock options	803,982	1,964,321	854,272	1,984,419
Performance awards and non-vested shares	127,418	113,734	111,431	90,581
Employee compensation shares deferred	24,577	46,604	29,805	48,440
Director compensation shares deferred	224,535	221,452	223,952	220,554

Shares applicable to diluted	29,085,630	31,304,829	29,436,527	31,216,741

Diluted EPS	$1.91	$2.13	$4.94	$4.03

	Year Ended December 31,
	2011	2010	2009
	(In Thousands, Except Share and Per Share Data)
Net income	$159,550	$131,216	$45,022

Basic EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077

Basic EPS	$5.51	$4.58	$1.98

Diluted EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options	1,913,783	1,226,089	762,673
Performance awards and non-vested shares	94,261	125,225	255,775
Employee compensation shares deferred	47,232	49,374	105,402
Director compensation shares deferred	220,778	221,485	155,611

Shares applicable to diluted	31,241,241	30,245,281	23,966,538

Diluted EPS	$5.11	$4.34	$1.88

RECEIVABLES - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
Statement
Schedule of receivables

Receivables consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Trade accounts receivable and other	$85,476	$74,403
Vehicle manufacturer receivables	41,078	21,510
Car sales receivable	3,826	2,287

	130,380	98,200
Less: Allowance for doubtful accounts	(2,163)	(2,840)

	$128,217	$95,360

	December 31,
	2011	2010
	(In Thousands)
Trade accounts receivable and other	$74,403	$68,528
Vehicle manufacturer receivables	21,510	4,543
Car sales receivable	2,287	1,100

	98,200	74,171
Less: Allowance for doubtful accounts	(2,840)	(4,715)

	$95,360	$69,456

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
Debt and other obligations
Schedule of debt and other obligations

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

Debt and other obligations as of September 30, 2012 and December 31, 2011 consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Vehicle debt and other obligations
Asset-backed medium-term notes:
Series 2011-2 notes (matures May 2015)	$400,000	$400,000
Series 2011-1 notes (matures February 2015)	500,000	500,000
Series 2007-1 notes (matured July 2012)	—	500,000

	900,000	1,400,000
Discounts on asset-backed medium-term notes	(32)	(45)

Asset-backed medium-term notes, net of discount	899,968	1,399,955
Series 2010-3 variable funding notes (matures December 2013)	510,000	—
CAD Series 2012-1 notes (Canadian fleet financing) (matures August 2014)	71,169	—

Total debt and other obligations	$1,481,137	$1,399,955

	December 31,
	2011	2010
	(In Thousands)
Vehicle debt and other obligations
Asset-backed medium-term notes
Series 2011-2 notes (matures May 2015)	$400,000	$—
Series 2011-1 notes (matures February 2015)	500,000	—
Series 2007-1 notes (matures July 2012)	500,000	500,000
Series 2006-1 notes (matured May 2011)	—	500,000

	1,400,000	1,000,000
Discounts on asset-backed medium-term notes	(45)	—

Asset-backed medium-term notes, net of discount	1,399,955	1,000,000
Series 2010-1 variable funding note (terminated October 2011)	—	200,000
CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011)	—	49,118

Total vehicle debt and other obligations	1,399,955	1,249,118

Non-vehicle debt
Term Loan	—	148,125

Total non-vehicle debt	—	148,125

Total debt and other obligations	$1,399,955	$1,397,243

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
Schedule of fair value of derivatives outstanding

The fair value of derivatives outstanding at September 30, 2012 and December 31, 2011 are as follows (in thousands):

Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	September 30, 2012		December 31, 2011		September 30, 2012		December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments	Prepaid expenses and other assets		Prepaid expenses and other assets		Accrued liabilities		Accrued liabilities
Interest rate contracts		$23		$548		$—		$—

The fair value of derivatives outstanding for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Fair Values of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$—	Prepaid expenses and other assets	$861	Accrued liabilities	$—	Accrued liabilities	$31,254

Derivatives not designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$548	Prepaid expenses and other assets	$494	Accrued liabilities	$—	Accrued liabilities	$5,634

Total derivatives		$548		$1,355		$—		$36,888

Schedule of (gain) loss recognized on interest rate swap and cap agreements not designated as hedging instruments

The (gain) loss recognized on interest rate swap and cap agreements that do not qualify for hedge accounting treatment and thus are not designated as hedging instruments for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative
	Three Months Ended September 30,		Nine Months Ended September 30,
Derivatives Not Designated as Hedging Instruments					Location of (Gain) or Loss Recognized in Income on Derivative
	2012	2011	2012	2011
Interest rate contracts	$40	$523	$525	$(3,367)	Net (increase) decrease in fair value of derivatives

The (gain) loss recognized in income on derivatives not designated as hedging instruments for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative		Location of (Gain) or Loss Recognized in Income on Derivative
	Years Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010
Interest rate contracts	$(3,244)	$(28,694)	Net (increase) decrease in fair value of derivatives

Total	$(3,244)	$(28,694)

Schedule of gain (loss), net of tax and reclassifications, recognized in OCI and the amount of gain (loss) reclassified from AOCI into income

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

The amount of gain (loss), net of tax and reclassification, recognized on the terminated hedging instruments in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)
			Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)
					Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships	2012	2011	2012	2011
Three Months Ended September 30,
Interest rate contracts	$—	$3,591	$(207)	$(3,572)	Interest expense, net of interest income

Nine Months Ended September 30,
Interest rate contracts	$—	$10,288	$(4,939)	$(10,654)	Interest expense, net of interest income

The amount of gain (loss), net of tax and reclassification, recognized on the derivative in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income (loss) for the years ended December 31, 2011 and 2010 are as follows (in thousands):

Derivatives in Cash Flow Hedging Relationships	2011	2010	2011	2010
	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)		Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Years Ended December 31,					Interest expense, net of interest income
Interest rate contracts	$10,259	$5,543	$(14,229)	$(14,069)

Total	$10,259	$5,543	$(14,229)	$(14,069)

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
Fair value of assets and liabilities
Schedule of assets and liabilities measured at fair value on a recurring basis

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.

The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$23	$—	$23	$—
Deferred Compensation Plan Assets(a)	6,998	6,998	—	—

Total	$7,021	$6,998	$23	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$1,355	$—	$1,355	$—
Derivative Liabilities	(36,888)	—	(36,888)	—
Marketable Securities (available for sale)	169	169	—	—
Deferred Compensation Plan Assets(a)	3,916	—	3,916	—

Total	$(31,448)	$169	$(31,617)	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

Schedule of information about the Company's market sensitive financial instruments

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 9/30/12	Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates(1)	$(510,000)	$(510,000)	$—	$—	$(510,000)
Vehicle debt and obligations-fixed rates	(900,000)	(926,819)	—	(516,296)	(410,523)
Canadian dollar denominated vehicle debt and obligations-floating rates	(71,169)	(71,169)	—	—	(71,169)

Total	$(1,481,169)	$(1,507,988)	$—	$(516,296)	$(991,692)

(1)
The fair value of the Series 2010-3 VFN excludes the impact of the related interest rate cap.

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 12/31/11	Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates	$(500,000)	$(495,820)	$—	$(495,820)	$—
Vehicle debt and obligations-fixed rates	(900,000)	(899,292)	—	(499,292)	(400,000)

Total	$(1,400,000)	$(1,395,112)	$—	$(995,112)	$(400,000)

Debt and other obligations at December 31, 2011	Carrying Value	Fair Value at 12/31/11
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates	$500,000	$495,820
Vehicle debt and obligations—fixed rates	$900,000	$899,292

Debt and other obligations at December 31, 2010	Carrying Value	Fair Value at 12/31/10
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates(1)	$1,200,000	$1,178,875
Vehicle debt and obligations—Canadian dollar denominated	$49,118	$49,118
Non-vehicle debt—Term Loan	$148,125	$146,459
(1)
Includes $500 million relating to the Series 2006-1 notes, the $500 million Series 2007-1 notes swapped from floating interest rates to fixed interest rates, and the $200 million Series 2010-1 VFN. The fair value excludes the impact of the related interest rate swaps and cap.

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc
STOCKHOLDERS' EQUITY
Schedule of components of accumulated other comprehensive income (loss)

	Interest Rate Swap	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2012	$(8,488)	$871	$(7,617)
Interest rate swap, net of tax	8,488	—	8,488
Foreign currency translation adjustment	—	5,491	5,491

Balance, September 30, 2012	$—	$6,362	$6,362

	Interest Rate SWAP	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2009	$(32,952)	$3,564	$(29,388)
Interest rate swap and cap adjustment, net of tax	8,662	—	8,662
Foreign currency translation adjustment	—	2,352	2,352

Balance, December 31, 2009	(24,290)	5,916	(18,374)
Interest rate swap and cap adjustment, net of tax	5,543	—	5,543
Foreign currency translation adjustment	—	502	502

Balance, December 31, 2010	(18,747)	6,418	(12,329)
Interest rate swap and cap adjustment, net of tax	10,259	—	10,259
Foreign currency translation adjustment	—	(5,547)	(5,547)

Balance, December 31, 2011	$(8,488)	$871	$(7,617)

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
Schedule of condensed consolidating balance sheets
CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$402,243	$54,626	$—	$456,869
Restricted cash and investments	6,185	243,959	—	250,144
Receivables, net	86,835	69,618	(28,236)	128,217
Intercompany	(92,323)	147,270	(54,947)	—
Prepaid expenses and other assets	59,770	13,409	(1,199)	71,980
Revenue-earning vehicles, net	24,629	1,850,978	—	1,875,607
Property and equipment, net	76,208	1,679	—	77,887
Investment in subsidiaries	825,502	—	(825,502)	—
Income taxes receivable	4,364	89	—	4,453
Software, net	19,438	—	—	19,438

Total assets	$1,412,851	$2,381,628	$(909,884)	$2,884,595

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$44,288	$3,484	$(3)	$47,769
Accrued liabilities	161,841	4,157	(29,432)	136,566
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	391,431	1,093	—	392,524
Vehicle insurance reserves	71,050	11,308	—	82,358
Debt and other obligations	—	1,536,084	(54,947)	1,481,137

Total liabilities	668,610	1,556,126	(84,382)	2,140,354

COMMITMENTS AND CONTINGENCIES
EQUITY	744,241	825,502	(825,502)	744,241

Total liabilities and equity	$1,412,851	$2,381,628	$(909,884)	$2,884,595

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

Schedule of condensed consolidating statement of income
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,151,812	$346,437	$(285,999)	$1,212,250

COSTS AND EXPENSES:
Direct vehicle and operating	558,350	40,861	(2,748)	596,463
Vehicle depreciation and lease charges, net	302,648	168,446	(282,726)	188,368
Selling, general and administrative	143,258	4,719	(498)	147,479
Interest expense, net	11,156	33,472	(27)	44,601

Total costs and expenses	1,015,412	247,498	(285,999)	976,911

(Increase) decrease in fair value of derivatives	—	525	—	525
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	136,400	98,414	—	234,814
INCOME TAX EXPENSE	89,212	304	—	89,516

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	47,188	98,110	—	145,298
EQUITY IN EARNINGS OF SUBSIDIARIES	98,110	—	(98,110)	—

NET INCOME / (LOSS)	$145,298	$98,110	$(98,110)	$145,298

COMPREHENSIVE INCOME / (LOSS)	$159,277	$103,277	$(103,277)	$159,277

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,140,588	$332,591	$(277,981)	$1,195,198

COSTS AND EXPENSES:
Direct vehicle and operating	549,971	40,151	(6,323)	583,799
Vehicle depreciation and lease charges, net	288,433	186,677	(271,127)	203,983
Selling, general and administrative	140,345	5,810	(514)	145,641
Interest expense, net	29,552	29,364	(17)	58,899

Total costs and expenses	1,008,301	262,002	(277,981)	992,322

(Increase) decrease in fair value of derivatives	(5,634)	2,267	—	(3,367)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	137,921	68,322	—	206,243
INCOME TAX EXPENSE	80,270	324	—	80,594

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	57,651	67,998	—	125,649
EQUITY IN EARNINGS OF SUBSIDIARIES	67,998	—	(67,998)	—

NET INCOME / (LOSS)	$125,649	$67,998	$(67,998)	$125,649

COMPREHENSIVE INCOME / (LOSS)	$127,358	$60,093	$(60,093)	$127,358

CONDENSED CONSOLIDATING STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,480,660	$436,441	$(368,173)	$1,548,928

COSTS AND EXPENSES:
Direct vehicle and operating	708,477	51,008	(8,017)	751,468
Vehicle depreciation and lease charges, net	378,898	251,526	(359,467)	270,957
Selling, general and administrative	184,769	6,937	(663)	191,043
Interest expense, net	36,003	41,485	(26)	77,462

Total costs and expenses	1,308,147	350,956	(368,173)	1,290,930

(Increase) decrease in fair value of derivatives	(5,634)	2,390	—	(3,244)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	178,147	83,095	—	261,242
INCOME TAX EXPENSE	100,772	920	—	101,692

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	77,375	82,175	—	159,550
EQUITY IN EARNINGS OF SUBSIDIARIES	82,175	—	(82,175)	—

NET INCOME / (LOSS)	$159,550	$82,175	$(82,175)	$159,550

Schedule of condensed consolidating statement of cash flows
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$206,985	$319,585	$(91,800)	$434,770
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(38,350)	(1,342,267)	—	(1,380,617)
Revenue-earning vehicles—Proceeds from sales	26,623	730,468	—	757,091
Net change in restricted cash and investments	(4,817)	108,462	—	103,645
Property, equipment and software—Purchases	(13,817)	(84)	—	(13,901)
Property, equipment and software—Proceeds from sales	3,491	—	—	3,491
Dividends received	79,000	—	(79,000)	—
Investment in subsidiary	(231,600)	—	231,600	—
Intercompany	(35,029)	(56,793)	91,822	—

Net cash provided by/(used in) investing activities	(214,499)	(560,214)	244,422	(530,291)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	581,169	—	581,169
Payments of vehicle debt and other obligations	—	(500,000)	—	(500,000)
Issuance of common shares	1,694	—	—	1,694
Net settlement of employee withholding taxes on share-based awards	(1,215)	—	—	(1,215)
Purchases of common stock for the treasury	(29,136)	—	—	(29,136)
Financing issue costs	(7,825)	(945)	—	(8,770)
Dividends paid	—	(79,000)	79,000	—
Capital contribution from Parent	—	231,622	(231,622)	—

Net cash provided by/(used in) financing activities	(36,482)	232,846	(152,622)	43,742

CHANGE IN CASH AND CASH EQUIVALENTS	(43,996)	(7,783)	—	(51,779)
CASH AND CASH EQUIVALENTS:
Beginning of Period	446,239	62,409	—	508,648

End of Period	$402,243	$54,626	$—	$456,869

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$268,555	$262,206	$(72,151)	$458,610
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(46,155)	(937,724)	—	(983,879)
Revenue-earning vehicles—Proceeds from sales	31,135	460,873	—	492,008
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	270	76,036	—	76,306
Property, equipment and software—Purchases	(11,108)	(88)	—	(11,196)
Property, equipment and software—Proceeds from sales	324	29	—	353
Dividends received	191,675	—	(191,675)	—
Investment in subsidiary	(249,389)	—	249,389	—
Intercompany	(119,298)	5,583	113,715	—

Net cash provided by/(used in) investing activities	(102,546)	(395,291)	171,429	(326,408)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,192,226	(54,323)	1,137,903
Payments of vehicle debt and other obligations	—	(1,081,350)	9,277	(1,072,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	2,921	—	—	2,921
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Financing issue costs	(1,997)	(11,306)	—	(13,303)
Dividends paid	—	(191,675)	191,675	—
Capital contribution from Parent	—	245,907	(245,907)	—

Net cash provided by/(used in) financing activities	(150,406)	153,802	(99,278)	(95,882)

CHANGE IN CASH AND CASH EQUIVALENTS	15,603	20,717	—	36,320
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$465,610	$33,863	$—	$499,473

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$306,521	$347,234	$(86,461)	$567,294
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(58,522)	(1,110,010)	—	(1,168,532)
Revenue-earning vehicles—Proceeds from sales	42,746	715,020	—	757,766
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	16	(75,477)	—	(75,461)
Property, equipment and software—Purchases	(16,543)	(90)	—	(16,633)
Property, equipment and software—Proceeds from sales	330	29	—	359
Dividends received	266,675	—	(266,675)	—
Investment in subsidiary	(247,713)	—	247,713	—
Intercompany	(139,869)	8,993	130,876	—

Net cash provided by/(used in) investing activities	(52,880)	(461,535)	111,914	(402,501)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,592,466	(54,563)	1,537,903
Payments of vehicle debt and other obligations	—	(1,396,350)	9,277	(1,387,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	4,774	—	—	4,774
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Early termination of interest rate swap	(8,815)	—	—	(8,815)
Forward stock repurchase agreement	(100,000)	—	—	(100,000)
Financing issue costs	(2,038)	(12,719)	—	(14,757)
Dividends paid	—	(266,675)	266,675	—
Capital contribution from Parent	—	246,842	(246,842)	—

Net cash provided by/(used in) financing activities	(257,409)	163,564	(25,453)	(119,298)

CHANGE IN CASH AND CASH EQUIVALENTS	(3,768)	49,263	—	45,495
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$446,239	$62,409	$—	$508,648

CASH AND INVESTMENTS - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc, USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Dollar Thrifty Automotive Group Inc
Cash and investments
Book overdrafts	$ 13.3	$ 19	$ 17

SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended	12 Months Ended			12 Months Ended			1 Months Ended		3 Months Ended		9 Months Ended		12 Months Ended			1 Months Ended	3 Months Ended		9 Months Ended		12 Months Ended				3 Months Ended	9 Months Ended		1 Months Ended						9 Months Ended		12 Months Ended	9 Months Ended			12 Months Ended	1 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2010	Feb. 28, 2008	Dec. 31, 2012 Option Rights	Dec. 31, 2011 Option Rights	Dec. 31, 2010 Option Rights	Nov. 30, 2012 Restricted Stock Units	Mar. 31, 2012 Restricted Stock Units	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	May 31, 2009 Dollar Thrifty Automotive Group Inc Option Rights	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Option Rights	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Option Rights	Dec. 31, 2012 Dollar Thrifty Automotive Group Inc Option Rights	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Option Rights	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Option Rights	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Option Rights Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Option Rights Maximum	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Option Rights Maximum	Feb. 29, 2012 Dollar Thrifty Automotive Group Inc Performance Shares	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Performance Shares	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc Performance Shares	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Performance Shares	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc Performance Shares	Mar. 31, 2009 Dollar Thrifty Automotive Group Inc Performance Shares	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Performance Shares	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Performance Shares	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Performance Shares	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Performance Shares Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Restricted Stock Units	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Restricted Stock Units	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Restricted Stock Units	Jan. 31, 2012 Dollar Thrifty Automotive Group Inc Restricted Stock Units Non-employee directors	Jan. 31, 2011 Dollar Thrifty Automotive Group Inc Restricted Stock Units Non-employee directors	Jan. 31, 2010 Dollar Thrifty Automotive Group Inc Restricted Stock Units Non-employee directors	Jan. 31, 2009 Dollar Thrifty Automotive Group Inc Restricted Stock Units Non-employee directors
SHARE-BASED PAYMENT PLANS
Number of shares authorized for issuance				32,700,000						2,726,312		2,726,312		2,083,550
Number of shares available for future issuance										1,168,546		1,168,546		247,517
Compensation costs recognized (in dollars)			$ 36,600,000							$ 1,900,000	$ 1,000,000	$ 5,900,000	$ 3,100,000	$ 4,100,000	$ 4,800,000	$ 6,200,000
Stock-based employee compensation charges, tax			14,200,000							600,000	300,000	2,200,000	1,200,000	1,600,000	1,900,000	2,700,000
Number of awards that may be granted under the plan during any year to any participant																							285,000				285,000										160,000	160,000
Grant-date fair value of options vested (in dollars)					9,000,000	17,400,000	21,600,000													1,600,000	1,600,000		4,000,000	900,000	200,000
Options vested (in shares)																		0	0
Unrecognized expenses (in dollars)																		0		0			200,000
Options, Outstanding [Roll Forward]
Outstanding at the beginning of the period (in shares)																				1,575,000	2,277,000	1,575,000	2,277,000
Granted (in shares)																1,120,000						0	0
Exercised (in shares)																				(297,000)			(672,000)
Outstanding at the end of the period (in shares)																		1,278,000		1,278,000			1,575,000	2,277,000
Fully vested and exercisable options at the end of the period (in shares)																		1,278,000		1,278,000			917,000
Weighted Average Exercise Price [Roll Forward]
Outstanding at the beginning of the period (in dollars per share)																				$ 5.11	$ 5.73	$ 5.11	$ 5.73
Exercised (in dollars per share)																				$ 5.7			$ 7.1
Outstanding at the end of the period (in dollars per share)																		$ 4.97		$ 4.97			$ 5.11	$ 5.73
Fully vested and exercisable options at the end of the period (in dollars per share)																		$ 4.97		$ 4.97			$ 5.46
Weighted-Average Remaining Contractual Term
Outstanding at the beginning of the period																				6 years 4 months 6 days			6 years 10 months 20 days	7 years 7 months 10 days
Outstanding at the end of the period																				6 years 4 months 6 days			6 years 10 months 20 days	7 years 7 months 10 days
Fully vested and exercisable options at the end of the period																				6 years 4 months 6 days			6 years 7 months 28 days
Aggregate Intrinsic Value
Outstanding at the beginning of the period (in dollars)																				102,579,000	94,545,000	102,579,000	94,545,000
Outstanding at the end of the period (in dollars)																		104,695,000		104,695,000			102,579,000	94,545,000
Fully vested and exercisable options at the end of the period (in dollars)																		104,695,000		104,695,000			59,398,000
Additional disclosure
Total intrinsic value of options exercised (in dollars)					15,100,000	15,000,000	8,100,000											15,700,000	100,000	23,000,000	6,300,000		38,100,000	3,800,000	600,000
Cash received for non-qualified option rights exercised (in dollars)																		900,000		1,700,000			4,800,000	3,000,000	2,300,000	100,000		2,900,000
Additional disclosure
Vesting percentage on December 31, 2012																	20.00%																		25.00%
Vesting percentage on December 31, 2013																	20.00%													25.00%		25.00%			75.00%
Shares granted net of forfeitures																															73,000
Shares vested as percentage of the target award																															200.00%
Shares vested																															146,000		36,000	64,000	4,000				34,000		39,000
Intrinsic value of shares vested (in dollars)																															3,500,000				300,000	7,600,000			2,700,000	1,100,000
Number of shares withheld for the payment of taxes owed by the recipients																															52,000		12,000	0
Shares
Nonvested at the beginning of the period (in shares)																																			262,000	238,000	238,000		34,000	64,000	64,000
Granted (in shares)								24,713	543,880																				29,135						29,000		140,000		7,000		9,000	6,815	9,330	17,800	95,812
Vested (in shares)																															(146,000)		(36,000)	(64,000)	(4,000)				(34,000)		(39,000)
Forfeited (in shares)																																			(7,000)		(43,000)
Nonvested at the end of the period (in shares)																														262,000		238,000			280,000		262,000		7,000		34,000
Weighted-Average Grant-Date Fair Value
Nonvested at the beginning of the period (in dollars per share)																																			$ 59.11	$ 39.07	$ 39.07		$ 5.41	$ 4.55	$ 4.55
Granted (In dollars per share)																													$ 76.17	$ 69.58		$ 47.13			$ 76.17		$ 69.58		$ 73.42		$ 48.24	$ 73.42	$ 48.24	$ 25.28	$ 1.23
Vested (in dollars per share)																																			$ 52.44		$ 27.95		$ 5.41		$ 14.17
Forfeited (in dollars per share)																																			$ 59.79		$ 35.02
Nonvested at the end of the period (in dollars per share)								$ 13.15																						$ 59.11		$ 39.07			$ 60.94		$ 59.11		$ 73.42		$ 5.41
Additional information
Estimated compensation cost that were not yet recognized (in dollars)																														11,000,000					8,000,000		11,000,000		100,000		100,000
Weighted-average period over which estimated compensation cost is expected to be recognized	2 years 3 months 18 days	1 year 4 months 26 days																																	1 year 4 months 24 days		2 years 2 months 12 days
Intrinsic value of shares vested (in dollars)																															3,500,000				300,000	7,600,000			2,700,000	1,100,000
Intrinsic value of the nonvested awards (in dollars)																																			$ 24,400,000		$ 18,400,000

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended		12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc item	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc item	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc item	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc item	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc item	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc item	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc item
Vehicle depreciation and lease charges
Depreciation of revenue-earning vehicles and other	$ 573,000,000	$ 531,400,000	$ 2,165,200,000	$ 1,921,800,000	$ 1,747,000,000	$ 94,323,000	$ 80,667,000	$ 230,391,000	$ 247,112,000	$ 317,844,000	$ 362,284,000	$ 461,178,000
Net gains from disposition of revenue-earning vehicles	(1,300,000)	(39,400,000)	(96,800,000)	(112,200,000)	42,900,000	(5,192,000)	(17,368,000)	(42,023,000)	(43,129,000)	(46,887,000)	(63,084,000)	(35,086,000)
Total	587,027,000	515,106,000	2,148,158,000	1,905,739,000	1,868,147,000	89,131,000	63,299,000	188,368,000	203,983,000	270,957,000	299,200,000	426,092,000
Average gain on Non-Program Vehicles
Number of Non-Program Vehicles sold						15,463	15,441	48,530	30,787	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)						336	1,125	866	1,401	1,190	1,105	700
Components of vehicle depreciation per vehicle per month
Average depreciable fleet (units)						120,757	113,719	113,968	110,125	108,127	103,207	105,301
Average depreciation rate						260	236	225	249	245	293	365
Average gain on vehicles sold						(14)	(50)	(41)	(43)	(36)	(51)	(28)
Average vehicle depreciation and lease charges, net						$ 246	$ 186	$ 184	$ 206	$ 209	$ 242	$ 337

EARNINGS PER SHARE - DOLLAR THRIFTY (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc
Earnings per share
Net Income (loss)		$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)	$ 55,500	$ 33,901	$ 66,621	$ 42,505	$ 16,523	$ 12,496	$ 49,165	$ 42,263	$ 27,292	$ 145,298	$ 125,649	$ 159,550	$ 131,216	$ 45,022
Basic EPS:
Weighted-average common shares														27,905,118		28,958,718							28,217,067	28,872,747	28,965,187	28,623,108	22,687,077
Basic EPS (in dollars per share)														$ 1.99	$ 1.16	$ 2.3	$ 1.47	$ 0.57	$ 0.44	$ 1.72	$ 1.48	$ 0.96	$ 5.15	$ 4.35	$ 5.51	$ 4.58	$ 1.98
Diluted EPS:
Weighted average common shares														27,905,118		28,958,718							28,217,067	28,872,747	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options														803,982		1,964,321							854,272	1,984,419	1,913,783	1,226,089	762,673
Performance awards and non-vested shares														127,418		113,734							111,431	90,581	94,261	125,225	255,775
Employee compensation shares deferred														24,577		46,604							29,805	48,440	47,232	49,374	105,402
Director compensation shares deferred														224,535		221,452							223,952	220,554	220,778	221,485	155,611
Shares applicable to diluted														29,085,630		31,304,829							29,436,527	31,216,741	31,241,241	30,245,281	23,966,538
Diluted EPS (in dollars per share)														$ 1.91	$ 1.08	$ 2.13	$ 1.36	$ 0.53	$ 0.41	$ 1.62	$ 1.4	$ 0.91	$ 4.94	$ 4.03	$ 5.11	$ 4.34	$ 1.88
Increase (decrease) in the number of shares included in the diluted EPS calculation due to assumed option exercises																							(500,000)	800,000	700,000
Common stock repurchased	23,200,000													22,494									1,821,137

RECEIVABLES - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Trade accounts receivable and other	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Trade accounts receivable and other	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Trade accounts receivable and other	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Vehicle manufacturer receivables	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Vehicle manufacturer receivables	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Vehicle manufacturer receivables	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Car sales receivable	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Car sales receivable	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Car sales receivable
Statement
Receivables, gross				$ 130,380	$ 98,200	$ 74,171	$ 85,476	$ 74,403	$ 68,528	$ 41,078	$ 21,510	$ 4,543	$ 3,826	$ 2,287	$ 1,100
Less: Allowance for doubtful accounts	(29,018)	(25,113)	(20,282)	(2,163)	(2,840)	(4,715)
Receivables, net	$ 1,555,520	$ 1,886,596	$ 1,616,382	$ 128,217	$ 95,360	$ 69,456
Period within which receivables are generally received										60 days	60 days

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY (Details)	Mar. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Aug. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Maximum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Minimum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 notes (matures February 2015) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 notes (matures February 2015) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 Class A Notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 Class A Notes USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 Class B Notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2011-1 Class B Notes USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note	Sep. 29, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Commercial paper rate	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Commercial paper rate	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note LIBOR	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Eurodollar	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Eurodollar	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Series 2010-3 variable funding note Minimum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc CAD Series 2012-1 note (Canadian fleet financing) (matures August 2014) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc CAD Series 2012-1 note (Canadian fleet financing) (matures August 2014) CAD	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc CAD Series 2012-1 note (Canadian fleet financing) (matures August 2014) Commercial paper rate	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc CAD Series 2012-1 note (Canadian fleet financing) (matures August 2014) One-month rate for Canadian dollar	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility	Feb. 16, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility U.S. enhancement USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility General purpose enhancements USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility LIBOR	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Maximum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Maximum USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Maximum LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Minimum USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc New Revolving Credit Facility Minimum LIBOR
Debt and other obligations
Debt and other obligations, before discounts	$ 950,000,000	$ 1,419,000,000		$ 0				$ 900,000,000	$ 1,400,000,000	$ 1,000,000,000	$ 400,000,000	$ 400,000,000					$ 500,000,000	$ 500,000,000							$ 500,000,000	$ 500,000,000
Discounts on asset-backed medium-term notes								(32,000)	(45,000)
Total debt and other obligations	15,876,109,000	15,014,474,000		10,907,849,000	1,481,137,000	1,399,955,000	1,397,243,000	899,968,000	1,399,955,000	1,000,000,000																500,000,000	510,000,000													71,169,000
Amount of debt issued											400,000,000	400,000,000					500,000,000	500,000,000	420,000,000	420,000,000	80,000,000	80,000,000
Interest rate (as a percent)											3.21%	3.21%					2.81%	2.81%	2.51%	2.51%	4.38%	4.38%
Principal payments																							83,300,000	500,000,000
Amount drawn																											510,000,000													71,200,000	70,000,000
Aggregate maximum borrowings			1,950,000,000																								600,000,000		600,000,000											150,000,000						450,000,000
Repayment period											6 months	6 months					6 months	6 months									3 months	3 months												2 years	2 years
Spread (as a percent)																											1.30%													1.50%	1.50%												3.50%			3.00%
Variable rate basis																														weighted-average commercial paper rate	weighted-average commercial paper rate	floating one-month LIBOR rate	floating one-month LIBOR	Eurodollar rate	Eurodollar							weighted average commercial paper rates	one-month rate for Canadian dollar denominated bankers' acceptances						LIBOR	LIBOR
Facility commitment fee rate (as a percent)																											0.80%									0.80%				0.65%	0.65%			0.50%	0.50%
Interest rate at the end of the period (as a percent)																											1.57%													2.69%	2.69%
Leverage ratio													3	2.25																						2.25	3														3	3
Interest coverage ratio															2	2																						2	2															2	2
EBITDA requirement															75,000,000																							75,000,000																75,000,000	75,000,000
Amount of unsecured indebtedness that can be incurred																																																			400,000,000
Amount of permitted acquisitions																																																			250,000,000
Permitted investments in U.S. special-purpose financing entities (including RCFC)																																																			750,000,000
Permitted investments in Canadian special-purpose financing entities																																																			150,000,000
Restricted payments permitted, base amount																																																			300,000,000	300,000,000
Percentage of cumulative adjusted net income added to the base amount																																												50.00%	50.00%
Percentage of cumulative adjusted net loss subtracted from the base amount																																												100.00%	100.00%
Letters of credit outstanding						203,100,000																																									100,000	40,800,000
Remaining available capacity	$ 2,224,800,000	$ 2,267,200,000																																										$ 409,100,000

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc, USD $)	3 Months Ended	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2012	Dec. 31, 2011
Derivative financial instruments
Swap termination reclassification		$ 8,488,000
Interest Rate Swap
Derivative financial instruments
Swap agreements termination fee			8,800,000
Swap termination reclassification	400,000	8,500,000
Interest rate caps | 2010-3 VFN
Derivative financial instruments
Notional amount of interest rate derivatives	$ 600,000,000	$ 600,000,000	$ 600,000,000

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details 2) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Interest rate contracts Prepaid expenses and other assets	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Derivatives designated as hedging instruments	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Derivatives designated as hedging instruments	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Derivatives designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets
Fair value of derivative financial instrument
Fair value of derivative					$ 0	$ 0
Asset Derivatives	$ 5,200	$ 4,500	$ 548,000	$ 1,355,000			$ 861,000	$ 23,000	$ 548,000	$ 494,000

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details 3) (USD $)	3 Months Ended		12 Months Ended			9 Months Ended	12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended				3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Interest expense, net of interest income Cash flow hedge	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Interest expense, net of interest income Cash flow hedge	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Net (increase) decrease in fair value of derivatives	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Net (increase) decrease in fair value of derivatives	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives
Gain (loss) on derivative financial instruments
Amount of (Gain) or Loss Recognized In Income on Derivative			$ (8,470,000)	$ 0	$ 0											$ 3,244,000	$ 28,694,000	$ 40,000	$ 523,000	$ 525,000	$ (3,367,000)	$ 3,244,000	$ 28,694,000
Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	0	0	0	(12,573,000)	12,358,000			10,259,000	5,543,000		3,591,000		10,288,000	10,259,000	5,543,000
Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)								(14,229,000)	(14,069,000)	(207,000)	(3,572,000)	(4,939,000)	(10,654,000)	(14,229,000)	(14,069,000)
Amount reclassified from AOCI related to discontinuance of cash flow hedge, additional disclosure
Amount reclassified from AOCI related to discontinuance of cash flow hedge						$ 400,000	$ 400,000

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Recurring Quoted Prices in Active Markets for Identical Assets (Level 1) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Recurring Quoted Prices in Active Markets for Identical Assets (Level 1) Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc
Fair value of assets and liabilities
Derivative Assets	$ 5,200	$ 4,500					$ 23,000	$ 548,000	$ 1,355,000	$ 23,000	$ 548,000	$ 1,355,000
Deferred Compensation Plan Assets					6,998,000	5,752,000			3,916,000	6,998,000	5,752,000	3,916,000
Total					6,998,000	5,752,000	23,000	548,000		7,021,000	6,300,000
Transfer of assets from Level 1 to Level 2			0	0
Transfer of assets from Level 2 to Level 1			$ 0	$ 0

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Details 2) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Significant Other Observable Inputs (Level 2) Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Other Observable Inputs (Level 2) Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Significant Other Observable Inputs (Level 2) Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Unobservable Inputs (Level 3) Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Significant Unobservable Inputs (Level 3) Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Unobservable Inputs (Level 3) Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Unobservable Inputs (Level 3) Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Significant Unobservable Inputs (Level 3) Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Significant Unobservable Inputs (Level 3) Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Carrying Value Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Carrying Value Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Carrying Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Carrying Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Fair Value Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Fair Value Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Fair Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Fair Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Fair Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Fair Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc
Fair values of financial instruments
Debt and other obligations	$ 15,876,109	$ 15,014,474	$ 10,907,849	$ 1,481,137	$ 1,399,955	$ 1,397,243	$ 49,118	$ 516,296	$ 995,112	$ 495,820	$ 516,296	$ 499,292	$ 991,692	$ 400,000	$ 510,000	$ 410,523	$ 400,000	$ 71,169	$ 1,481,169	$ 1,400,000	$ 510,000	$ 500,000	$ 1,200,000	$ 900,000	$ 900,000	$ 71,169	$ 49,118	$ 1,507,988	$ 1,395,112	$ 510,000	$ 495,820	$ 1,178,875	$ 926,819	$ 899,292	$ 71,169	$ 49,118

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Details) (USD $)	1 Months Ended												0 Months Ended		1 Months Ended	3 Months Ended	9 Months Ended				9 Months Ended	12 Months Ended			9 Months Ended	12 Months Ended			9 Months Ended	0 Months Ended		1 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Interest Rate SWAP	Dec. 31, 2012 Interest Rate SWAP	Mar. 31, 2012 Interest Rate SWAP	Dec. 31, 2011 Interest Rate SWAP	Mar. 31, 2013 Foreign Currency Translation	Dec. 31, 2012 Foreign Currency Translation	Mar. 31, 2012 Foreign Currency Translation	Dec. 31, 2011 Foreign Currency Translation	Sep. 26, 2011 Dollar Thrifty Automotive Group Inc	Feb. 24, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Dec. 31, 2008 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Interest Rate SWAP	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Interest Rate SWAP	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Interest Rate SWAP	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc Interest Rate SWAP	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Foreign Currency Translation	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Foreign Currency Translation	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Foreign Currency Translation	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc Foreign Currency Translation	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Revolving Credit Facility	Feb. 07, 2012 Dollar Thrifty Automotive Group Inc Forward stock repurchase plan	Nov. 03, 2011 Dollar Thrifty Automotive Group Inc Forward stock repurchase plan	Nov. 30, 2011 Dollar Thrifty Automotive Group Inc Forward stock repurchase plan	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Forward stock repurchase plan
Share Repurchase Program
Amount authorized under share repurchase program													$ 400,000,000	$ 100,000,000	$ 400,000,000																$ 100,000,000	$ 100,000,000
Shares of common stock repurchased	23,200,000															22,494	1,821,137													1,451,193			0
Value of common stock repurchased																1,800,000	129,100,000
Average price per share of common stock acquired (in dollars per share)																$ 79.74	$ 70.91													$ 68.91
Remaining amount available for further purchases of common stock																	271,000,000
Amount of share repurchases permitted under the terms of debt instrument																													344,000,000
Components of accumulated other comprehensive income (loss)
Balance at the beginning of the period		(26,892,000)	3,922,000	(28,414,000)	(19,403,000)	(19,403,000)	(19,403,000)	(19,403,000)	75,273,000	102,678,000	120,889,000	91,319,000					(7,617,000)	(12,329,000)	(18,374,000)	(29,388,000)	(8,488,000)	(18,747,000)	(24,290,000)	(32,952,000)	871,000	6,418,000	5,916,000	3,564,000
Adjustment during the period																					8,488,000	10,259,000	5,543,000	8,662,000	5,491,000	(5,547,000)	502,000	2,352,000
Balance at the end of the period	$ (51,165,000)	$ (26,892,000)	$ 3,922,000	$ (28,414,000)	$ (19,403,000)	$ (19,403,000)	$ (19,403,000)	$ (19,403,000)	$ 75,273,000	$ 102,678,000	$ 120,889,000	$ 91,319,000				$ 6,362,000	$ 6,362,000	$ (12,329,000)	$ (18,374,000)	$ (29,388,000)		$ (8,488,000)	$ (18,747,000)	$ (24,290,000)	$ 6,362,000	$ 871,000	$ 6,418,000	$ 5,916,000

INCOME TAXES - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended		12 Months Ended			3 Months Ended			9 Months Ended		12 Months Ended			9 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc DTG Canada
Income taxes
Tax refund received								$ 50,000,000	$ 8,800,000
Estimated federal tax payments	5,703,000	22,433,000	71,661,000	49,557,000	50,688,000				29,000,000
Effective tax rate (as a percent)	69.20%	(100.90%)	45.20%	38.50%	103.10%	37.60%	37.10%		38.10%	39.10%	38.90%	40.70%	44.40%
Income tax expense for the utilization of prior NOL carryforward	59,468,000	24,226,000	227,073,000	143,846,000	33,322,000	33,469,000	39,265,000		89,516,000	80,594,000	101,692,000	90,202,000	35,986,000	0
Amount of benefit previously recognized due to valuation allowance related to prior period NOL carryforwards														$ 0

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc, USD $) In Millions, unless otherwise specified	9 Months Ended		12 Months Ended		1 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Vehicle supply agreement
Commitments and contingencies
Favorable insurance reserve adjustments	$ 2.5	$ 10.6	$ 32.2	$ 13.4
Agreement term					3 years

PROPOSED ACQUISITION AND RELATED MATTERS - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc, Merger Sub, USD $)	Aug. 26, 2012
PROPOSED ACQUISITION AND RELATED MATTERS
Number of additional shares over threshold percentage	1
Company
PROPOSED ACQUISITION AND RELATED MATTERS
Offer price (in dollars per share)	87.5
Minimum
PROPOSED ACQUISITION AND RELATED MATTERS
Threshold percentage of ownership	90.00%

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended						9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Dec. 31, 2008 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Eliminations
Condensed Financial Statements, Captions [Line Items]
Parent's ownership percentage in Guarantor Subsidiaries	100.00%						100.00%	100.00%
ASSETS
Cash and cash equivalents	$ 653,772	$ 533,235	$ 594,586	$ 931,208	$ 2,374,006	$ 985,467	$ 456,869	$ 508,648	$ 499,473	$ 463,153	$ 400,404	$ 229,636	$ 402,243	$ 446,239	$ 465,610	$ 450,007	$ 54,626	$ 62,409	$ 33,863	$ 13,146
Restricted cash and investments							250,144	353,265		277,407			6,185	1,355			243,959	351,910
Receivables, net	1,555,520	1,886,596		1,616,382			128,217	95,360		69,456			86,835	86,184			69,618	34,294			(28,236)	(25,118)
Intercompany	13,737	12,809		0									(92,323)	(100,436)			147,270	154,999			(54,947)	(54,563)
Prepaid expenses and other assets	547,993	461,502		416,134			71,980	65,959		67,482			59,770	49,163			13,409	20,503			(1,199)	(3,707)
Revenue-earning vehicles, net	13,969,224	12,908,336		10,105,409			1,875,607	1,467,835		1,341,822			24,629	33,057			1,850,978	1,434,778
Property and equipment, net	1,457,197	1,436,386		1,251,854			77,887	84,278		90,228	96,198		76,208	82,588			1,679	1,690
Investment in subsidiaries	0	0		0									825,502	581,003							(825,502)	(581,003)
Income taxes receivable							4,453	18,786		65,803			4,364	18,702			89	84
Software, net	653,800	686,500		354,000			19,438	21,535		24,177			19,438	21,535
Total assets	24,087,297	23,290,209		17,667,332			2,884,595	2,615,666		2,499,528			1,412,851	1,219,390			2,381,628	2,060,667			(909,884)	(664,391)
LIABILITIES:
Accounts payable	1,304,849	999,061		897,489			47,768	54,377		45,483			44,288	45,827			3,484	8,573			(3)	(23)
Accrued liabilities	1,205,583	1,178,460		1,126,338			136,567	124,185		167,545			161,841	148,820			4,157	4,167			(29,432)	(28,802)
Deferred income taxes		2,681,140		1,661,872			392,524	342,962		242,930			391,431	341,408			1,093	1,554
Vehicle insurance reserves							82,358	86,515		107,720			71,050	75,663			11,308	10,852
Debt and other obligations	15,876,109	15,014,474		10,907,849			1,481,137	1,399,955		1,397,243							1,536,084	1,454,518			(54,947)	(54,563)
Total liabilities	21,625,264	20,372,681		15,038,478			2,140,354	2,007,994		1,960,921			668,610	611,718			1,556,126	1,479,664			(84,382)	(83,388)
COMMITMENTS AND CONTINGENCIES
EQUITY:	2,462,014	2,917,509		2,628,835			744,241	607,672		538,607	393,914	208,420	744,241	607,672			825,502	581,003			(825,502)	(581,003)
Total liabilities and equity	$ 24,087,297	$ 23,290,209		$ 17,667,332			$ 2,884,595	$ 2,615,666		$ 2,499,528			$ 1,412,851	$ 1,219,390			$ 2,381,628	$ 2,060,667			$ (909,884)	$ (664,391)

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended			9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Eliminations	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Eliminations
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Total revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534	$ 460,590	$ 353,730	$ 451,722	$ 395,129	$ 348,347	$ 349,059	$ 443,544	$ 396,227	$ 348,330	$ 1,212,250	$ 1,195,198	$ 1,548,928	$ 1,537,160	$ 1,546,249	$ 1,151,812	$ 1,140,588	$ 1,480,660	$ 346,437	$ 332,591	$ 436,441	$ (285,999)	$ (277,981)	$ (368,173)
COSTS AND EXPENSES:
Direct vehicle and operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394	215,790		214,536							596,463	583,799	751,468	745,535	768,456	558,350	549,971	708,477	40,861	40,151	51,008	(2,748)	(6,323)	(8,017)
Vehicle depreciation and lease charges, net	587,027				515,106					2,148,158	1,905,739	1,868,147	89,131		63,299							188,368	203,983	270,957	299,200	426,092	302,648	288,433	378,898	168,446	186,677	251,526	(282,726)	(271,127)	(359,467)
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442	54,454		47,851							147,479	145,641	191,043	209,341	200,389	143,258	140,345	184,769	4,719	5,810	6,937	(498)	(514)	(663)
Interest Income (Expense), Net										592,886	644,703	714,224	12,206		19,627							44,601	58,899	77,462	89,303	96,560	11,156	29,552	36,003	33,472	29,364	41,485	(27)	(17)	26
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212	371,581		345,313							976,911	992,322	1,290,930	1,344,436	1,494,089	1,015,412	1,008,301	1,308,147	247,498	262,002	350,956	(285,999)	(277,981)	(368,173)
(Increase) decrease in fair value of derivatives	(1,456)				(2,956)					4,326	(7,990)	10,810	40		523							525	(3,367)	(3,244)	(28,694)	(28,848)		(5,634)	(5,634)	525	2,267	2,390
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322	88,969		105,886							234,814	206,243	261,242	221,418	81,008	136,400	137,921	178,147	98,414	68,322	83,095
INCOME TAX EXPENSE	59,468				24,226					227,073	143,846	33,322	33,469		39,265							89,516	80,594	101,692	90,202	35,986	89,212	80,270	100,772	304	324	920
NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS																						145,298	125,649	159,550			47,188	57,651	77,375	98,110	67,998	82,175
EQUITY IN EARNINGS OF SUBSIDIARIES	0				0					0	0	0															98,110	67,998	82,175				(98,110)	(67,998)	(82,175)
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	26,483	(28,300)	251,300	101,000	(48,241)	58,800	212,600	62,100	(123,000)	275,779	210,489	(18,383)	55,500	33,901	66,621	42,505	16,523	12,496	49,165	42,263	27,292	145,298	125,649	159,550	131,216	45,022	145,298	125,649	159,550	98,110	67,998	82,175	(98,110)	(67,998)	(82,175)
COMPREHENSIVE INCOME / (LOSS)	$ 2,210				$ (15,903)					$ 277,301	$ 144,252	$ 22,771	$ 60,667		$ 60,470							$ 159,277	$ 127,358	$ 164,262	$ 137,261	$ 56,036	$ 159,277	$ 127,358		$ 103,277	$ 60,093		$ (103,277)	$ (60,093)

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details 3) (USD $)	3 Months Ended		12 Months Ended			1 Months Ended	9 Months Ended		12 Months Ended			9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2009 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc Eliminations	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc Eliminations
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by operating activities	$ 738,362,000	$ 492,034,000	$ 2,748,412,000	$ 2,258,521,000	$ 2,237,927,000		$ 434,770,000	$ 458,610,000	$ 567,294,000	$ 461,941,000	$ 535,924,000	$ 206,985,000	$ 268,555,000	$ 306,521,000	$ 319,585,000	$ 262,206,000	$ 347,234,000	$ (91,800,000)	$ (72,151,000)	$ (86,461,000)
CASH FLOWS FROM INVESTING ACTIVITIES:
Payments to Acquire Revenue Earning Equipment	(3,252,980,000)	(2,648,695,000)	(9,613,239,000)	(9,454,311,000)	(8,440,872,000)		(1,380,617,000)	(983,879,000)	(1,168,532,000)	(1,239,088,000)	(1,060,251,000)	(38,350,000)	(46,155,000)	(58,522,000)	(1,342,267,000)	(937,724,000)	(1,110,010,000)
Revenue-earning vehicles-Proceeds from sales	2,237,878,000	2,009,336,000	7,125,096,000	7,850,442,000	7,518,446,000		757,091,000	492,008,000	757,766,000	856,775,000	1,477,368,000	26,623,000	31,135,000	42,746,000	730,468,000	460,873,000	715,020,000
Net change in cash & cash equivalents required minimum balance								100,000,000	100,000,000		(100,000,000)		100,000,000	100,000,000
Net change in restricted cash and investments							103,645,000	76,306,000	(75,461,000)	345,786,000	(22,750,000)	(4,817,000)	270,000	16,000	108,462,000	76,036,000	(75,477,000)
Property, equipment and software-Purchases							(13,901,000)	(11,196,000)	(16,633,000)	(23,031,000)	(15,508,000)	(13,817,000)	(11,108,000)	(16,543,000)	(84,000)	(88,000)	(90,000)
Property, equipment and software-Proceeds from sales							3,491,000	353,000	359,000	464,000	104,000	3,491,000	324,000	330,000		29,000	29,000
Dividends received												79,000,000	191,675,000	266,675,000				(79,000,000)	(191,675,000)	(266,675,000)
Investment in subsidiary												(231,600,000)	(249,389,000)	(247,713,000)				231,600,000	249,389,000	247,713,000
Intercompany												(35,029,000)	(119,298,000)	(139,869,000)	(56,793,000)	5,583,000	8,993,000	91,822,000	113,715,000	130,876,000
Net cash used in investing activities	(932,317,000)	(715,765,000)	(4,747,290,000)	(2,192,902,000)	(943,568,000)		(530,291,000)	(326,408,000)	(402,501,000)	(59,094,000)	278,955,000	(214,499,000)	(102,546,000)	(52,880,000)	(560,214,000)	(395,291,000)	(461,535,000)	244,422,000	171,429,000	111,914,000
Debt and other obligations:
Proceeds from vehicle debt and other obligations							581,169,000	1,137,903,000	1,537,903,000	526,876,000	44,781,000				581,169,000	1,192,226,000	1,592,466,000		(54,323,000)	(54,563,000)
Payments of vehicle debt and other obligations							(500,000,000)	(1,072,073,000)	(1,387,073,000)	(847,448,000)	(785,225,000)				(500,000,000)	(1,081,350,000)	(1,396,350,000)		9,277,000	9,277,000
Payments-non-vehicle debt								(148,125,000)	(148,125,000)	(10,000,000)	(20,000,000)		(148,125,000)	(148,125,000)
Issuance of common shares						120,600,000	1,694,000	2,921,000	4,774,000	2,988,000	129,583,000	1,694,000	2,921,000	4,774,000
Net settlement of employee withholding taxes on share-based awards							(1,215,000)	(3,205,000)	(3,205,000)	(722,000)		(1,215,000)	(3,205,000)	(3,205,000)
Purchases of common stock for the treasury							(29,136,000)					(29,136,000)
Payments of Financing Costs	(15,402,000)	(4,217,000)	(49,433,000)	(91,482,000)	(78,151,000)		(8,770,000)	(13,303,000)	(14,757,000)	(11,792,000)	(6,615,000)	(7,825,000)	(1,997,000)	(2,038,000)	(945,000)	(11,306,000)	(12,719,000)
Dividends paid															(79,000,000)	(191,675,000)	(266,675,000)	79,000,000	191,675,000	266,675,000
Capital contribution from Parent	0	0	0	0	0										231,622,000	245,907,000	246,842,000	(231,622,000)	(245,907,000)	(246,842,000)
Net cash provided by (used in) financing activities	322,050,000	(120,844,000)	1,595,166,000	(1,512,255,000)	104,517,000		43,742,000	(95,882,000)	(119,298,000)	(340,098,000)	(644,111,000)	(36,482,000)	(150,406,000)	(257,409,000)	232,846,000	153,802,000	163,564,000	(152,622,000)	(99,278,000)	(25,453,000)
CHANGE IN CASH AND CASH EQUIVALENTS	120,537,000	(336,622,000)	(397,973,000)	(1,442,798,000)	1,388,539,000		(51,779,000)	36,320,000	45,495,000	62,749,000	170,768,000	(43,996,000)	15,603,000	(3,768,000)	(7,783,000)	20,717,000	49,263,000
CASH AND CASH EQUIVALENTS:
Cash and cash equivalents at beginning of period	533,235,000	931,208,000	931,208,000	2,374,006,000	985,467,000		508,648,000	463,153,000	463,153,000	400,404,000	229,636,000	446,239,000	450,007,000	450,007,000	62,409,000	13,146,000	13,146,000
Cash and cash equivalents at end of period	$ 653,772,000	$ 594,586,000	$ 533,235,000	$ 931,208,000	$ 2,374,006,000		$ 456,869,000	$ 499,473,000	$ 508,648,000	$ 463,153,000	$ 400,404,000	$ 402,243,000	$ 465,610,000	$ 446,239,000	$ 54,626,000	$ 33,863,000	$ 62,409,000

CONSOLIDATED STATEMENTS OF INCOME - DOLLAR THRIFTY (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.
Revenues:
Vehicle rentals	$ 2,006,779				$ 1,623,231					$ 7,456,111	$ 6,929,584	$ 6,355,205	$ 442,336		$ 435,578							$ 1,160,322	$ 1,146,041	$ 1,484,324	$ 1,473,023	$ 1,472,918
Other	79,247				36,368					181,500	159,985	137,509	18,254		16,144							51,928	49,157	64,604	64,137	73,331
Total revenues	2,436,508	2,318,600	2,516,200	2,225,100	1,960,925	2,013,800	2,432,300	2,072,300	1,780,000	9,020,807	8,298,380	7,562,534	460,590	353,730	451,722	395,129	348,347	349,059	443,544	396,227	348,330	1,212,250	1,195,198	1,548,928	1,537,160	1,546,249
COSTS AND EXPENSES:
Direct vehicle and operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394	215,790		214,536							596,463	583,799	751,468	745,535	768,456
Vehicle depreciation and lease charges, net	587,027				515,106					2,148,158	1,905,739	1,868,147	89,131		63,299							188,368	203,983	270,957	299,200	426,092
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442	54,454		47,851							147,479	145,641	191,043	209,341	200,389
Interest expense, net of interest income										592,886	644,703	714,224	12,206		19,627							44,601	58,899	77,462	89,303	96,560
Long-lived asset impairment																									1,057	2,592
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212	371,581		345,313							976,911	992,322	1,290,930	1,344,436	1,494,089
(Increase) decrease in fair value of derivatives	(1,456)				(2,956)					4,326	(7,990)	10,810	40		523							525	(3,367)	(3,244)	(28,694)	(28,848)
Income before income taxes	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322	88,969		105,886							234,814	206,243	261,242	221,418	81,008
INCOME TAX EXPENSE	59,468				24,226					227,073	143,846	33,322	33,469		39,265							89,516	80,594	101,692	90,202	35,986
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)	$ 55,500	$ 33,901	$ 66,621	$ 42,505	$ 16,523	$ 12,496	$ 49,165	$ 42,263	$ 27,292	$ 145,298	$ 125,649	$ 159,550	$ 131,216	$ 45,022
BASIC EARNINGS PER SHARE (in dollars per share)													$ 1.99	$ 1.16	$ 2.3	$ 1.47	$ 0.57	$ 0.44	$ 1.72	$ 1.48	$ 0.96	$ 5.15	$ 4.35	$ 5.51	$ 4.58	$ 1.98
DILUTED EARNINGS PER SHARE (in dollars per share)													$ 1.91	$ 1.08	$ 2.13	$ 1.36	$ 0.53	$ 0.41	$ 1.62	$ 1.4	$ 0.91	$ 4.94	$ 4.03	$ 5.11	$ 4.34	$ 1.88

CONSOLIDATED STATEMENTS OF INCOME - DOLLAR THRIFTY (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.
Interest income	$ 1,834	$ 1,092	$ 4,902	$ 5,551	$ 12,315	$ 370	$ 306	$ 1,334	$ 1,053	$ 1,467	$ 1,584	$ 6,218

CONSOLIDATED BALANCE SHEETS - DOLLAR THRIFTY (USD $)	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2008 Dollar Thrifty Automotive Group Inc.
ASSETS
Cash and cash equivalents	$ 653,772,000	$ 533,235,000	$ 594,586,000	$ 931,208,000	$ 2,374,006,000	$ 985,467,000	$ 456,869,000	$ 508,648,000	$ 499,473,000	$ 463,153,000	$ 400,404,000	$ 229,636,000
Cash and cash equivalents-required minimum balance										100,000,000	100,000,000
Restricted cash and investments							250,144,000	353,265,000		277,407,000
Receivables, net	1,555,520,000	1,886,596,000		1,616,382,000			128,217,000	95,360,000		69,456,000
Prepaid expenses and other assets	547,993,000	461,502,000		416,134,000			71,980,000	65,959,000		67,482,000
Revenue-earning vehicles, net	13,969,224,000	12,908,336,000		10,105,409,000			1,875,607,000	1,467,835,000		1,341,822,000
Property and equipment, net	1,457,197,000	1,436,386,000		1,251,854,000			77,887,000	84,278,000		90,228,000	96,198,000
Income taxes receivable							4,453,000	18,786,000		65,803,000
Software, net	653,800,000	686,500,000		354,000,000			19,438,000	21,535,000		24,177,000
Total assets	24,087,297,000	23,290,209,000		17,667,332,000			2,884,595,000	2,615,666,000		2,499,528,000
LIABILITIES:
Accounts payable	1,304,849,000	999,061,000		897,489,000			47,768,000	54,377,000		45,483,000
Accrued liabilities	1,205,583,000	1,178,460,000		1,126,338,000			136,567,000	124,185,000		167,545,000
Deferred income tax liability		2,681,140,000		1,661,872,000			392,524,000	342,962,000		242,930,000
Vehicle insurance reserves							82,358,000	86,515,000		107,720,000
Debt and other obligations	15,876,109,000	15,014,474,000		10,907,849,000			1,481,137,000	1,399,955,000		1,397,243,000
Total liabilities	21,625,264,000	20,372,681,000		15,038,478,000			2,140,354,000	2,007,994,000		1,960,921,000
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value: Authorized 10,000,000 shares; none outstanding
Common stock, $.01 par value: Authorized 50,000,000 shares; 36,048,606 and 35,197,167 issued, respectively, and 29,556,887 and 28,763,452 outstanding, respectively	0	0		0			364,000	361,000		352,000
Additional capital	3,519,541,000	3,509,998,000		3,473,625,000			956,483,000	848,843,000		940,844,000
Accumulated deficit	(1,006,362,000)	(565,597,000)		(816,376,000)			142,879,000	(2,419,000)		(161,969,000)
Accumulated other comprehensive loss	(51,165,000)	(26,892,000)	3,922,000	(28,414,000)			6,362,000	(7,617,000)		(12,329,000)	(18,374,000)	(29,388,000)
Treasury stock, at cost (6,491,719 and 6,433,715 shares, respectively)							(361,847,000)	(231,496,000)		(228,291,000)
Total The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014,000	2,917,509,000		2,628,835,000			744,241,000	607,672,000		538,607,000	393,914,000	208,420,000
Total liabilities and equity	$ 24,087,297,000	$ 23,290,209,000		$ 17,667,332,000			$ 2,884,595,000	$ 2,615,666,000		$ 2,499,528,000

CONSOLIDATED BALANCE SHEETS - DOLLAR THRIFTY (Parenthetical) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	May 24, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Oct. 31, 2009 Dollar Thrifty Automotive Group Inc.
Preferred stock, par value (in dollars per share)				$ 0.01	$ 0.01		$ 0.01
Preferred stock, shares authorized				10,000,000	10,000,000		10,000,000
Preferred stock, shares outstanding				0	0		0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	3,000	3,000	3,000	200,000,000	50,000,000		50,000,000
Common stock, shares issued	100	100	100	36,386,148	36,048,606		35,197,167
Common stock, shares outstanding	100	100	100	28,058,117	29,556,887		28,763,452
Treasury stock, shares				8,328,031	6,491,719		6,433,715

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE INCOME - DOLLAR THRIFTY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Additional Capital	Dollar Thrifty Automotive Group Inc.	Dollar Thrifty Automotive Group Inc. Common Stock $.01 Par Value	Dollar Thrifty Automotive Group Inc. Additional Capital	Dollar Thrifty Automotive Group Inc. Retained Earnings (Accumulated Deficit)	Dollar Thrifty Automotive Group Inc. Accumulated Other Comprehensive Income (Loss)	Dollar Thrifty Automotive Group Inc. Treasury Stock	Dollar Thrifty Automotive Group Inc. Comprehensive Income
Balance at Dec. 31, 2008			$ 208,420	$ 280	$ 803,304	$ (338,207)	$ (29,388)	$ (227,569)
Balance (in shares) at Dec. 31, 2008				28,039,658				(6,414,906)
Increase (Decrease) in Stockholders' Equity
Issuance of common shares for director compensation			532	1	531
Issuance of common shares for director compensation (in shares)				49,995
Tax benefit of stock option transactions			1,281		1,281
Stock option transactions			2,290	1	2,289
Stock option transactions (in shares)				136,500
Share-based payment plans			4,698		4,698
Issuance of common stock in settlement of vested performance shares			1	1
Issuance of common stock in settlement of vested performance shares (in shares)				64,190
Issuance of common stock in settlement of vested restricted stock (in shares)				48,508
Public stock offering, net of fees			120,656	66	120,590
Public stock offering, net of fees (in shares)				6,612,500
Comprehensive income:
Net Income (loss)			45,022			45,022			45,022
Interest rate swap			8,662				8,662		8,662
Foreign currency translation			2,352				2,352		2,352
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder			56,036						56,036
Balance at Dec. 31, 2009			393,914	349	932,693	(293,185)	(18,374)
Balance (in shares) at Dec. 31, 2009				34,951,351
Comprehensive income:
Net Income (loss)			27,292
Balance at Mar. 31, 2010
Balance at Dec. 31, 2009			393,914	349	932,693	(293,185)	(18,374)	(227,569)
Balance (in shares) at Dec. 31, 2009				34,951,351				(6,414,906)
Increase (Decrease) in Stockholders' Equity
Issuance of common shares for director compensation	1,425
Tax benefit of stock option transactions	(258)		381		381
Stock option transactions			2,987	2	2,985
Stock option transactions (in shares)				172,733
Share-based payment plans	36,560		4,785		4,785
Issuance of common stock in settlement of vested performance shares			(382)					(382)
Issuance of common stock in settlement of vested performance shares (in shares)				35,910				(11,818)
Issuance of common stock in settlement of vested restricted stock			(339)	1				(340)
Issuance of common stock in settlement of vested restricted stock (in shares)				37,173				(6,991)
Comprehensive income:
Net Income (loss)	(18,383)		131,216			131,216			131,216
Interest rate swap			5,543				5,543		5,543
Foreign currency translation			502				502		502
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	22,771		137,261						137,261
Balance at Dec. 31, 2010			538,607	352	940,844	(161,969)	(12,329)	(228,291)
Balance (in shares) at Dec. 31, 2010			28,763,452	35,197,167				(6,433,715)
Balance at Sep. 30, 2010
Comprehensive income:
Net Income (loss)			12,496
Balance at Dec. 31, 2010			538,607
Balance (in shares) at Dec. 31, 2010			28,763,452
Comprehensive income:
Net Income (loss)	(123,000)		16,523
Balance at Mar. 31, 2011
Balance at Dec. 31, 2010			538,607
Balance (in shares) at Dec. 31, 2010			28,763,452
Comprehensive income:
Net Income (loss)			125,649
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder			127,358
Balance at Sep. 30, 2011
Balance at Dec. 31, 2010			538,607	352	940,844	(161,969)	(12,329)	(228,291)
Balance (in shares) at Dec. 31, 2010			28,763,452	35,197,167				(6,433,715)
Increase (Decrease) in Stockholders' Equity
Issuance of common shares for director compensation	1,592
Stock option transactions			4,772	7	4,765
Stock option transactions (in shares)				672,394
Share-based payment plans	31,093		3,234		3,234
Issuance of common stock in settlement of vested performance shares			(2,745)	2				(2,747)
Issuance of common stock in settlement of vested performance shares (in shares)				145,428				(52,388)
Issuance of common stock in settlement of vested restricted stock			(458)					(458)
Issuance of common stock in settlement of vested restricted stock (in shares)				33,617				(5,616)
Forward stock repurchase agreement			(100,000)		(100,000)
Comprehensive income:
Net Income (loss)	210,489		159,550			159,550			159,550
Interest rate swap			10,259				10,259		10,259
Foreign currency translation			(5,547)				(5,547)		(5,547)
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder	144,252		164,262						164,262
Balance at Dec. 31, 2011	2,628,835		607,672	361	848,843	(2,419)	(7,617)	(231,496)
Balance (in shares) at Dec. 31, 2011	100		29,556,887	36,048,606				(6,491,719)
Balance at Sep. 30, 2011
Comprehensive income:
Net Income (loss)	58,800		33,901
Balance at Dec. 31, 2011	2,628,835		607,672
Balance (in shares) at Dec. 31, 2011	100		29,556,887
Comprehensive income:
Net Income (loss)			145,298
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder			159,277
Balance at Sep. 30, 2012			744,241
Balance (in shares) at Sep. 30, 2012			28,058,117
Balance at Jun. 30, 2012
Comprehensive income:
Net Income (loss)	251,300		55,500
Comprehensive income attributable to The Hertz Corporation and Subsidiaries' common stockholder			60,667
Balance at Sep. 30, 2012			$ 744,241
Balance (in shares) at Sep. 30, 2012			28,058,117

CONSOLIDATED STATEMENTS OF CASH FLOWS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc., USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (loss)	$ 159,550,000	$ 131,216,000	$ 45,022,000
Depreciation:
Vehicle depreciation	317,814,000	362,233,000	460,660,000
Non-vehicle depreciation	19,381,000	20,190,000	19,200,000
Net gains from disposition of revenue-earning vehicles	(46,887,000)	(63,084,000)	(35,086,000)
Amortization	7,505,000	7,290,000	7,994,000
Performance share incentive, stock option and restricted stock plans	3,234,000	4,785,000	4,698,000
Interest income earned on restricted cash and investments	(397,000)	(653,000)	(3,202,000)
Long-lived asset impairment		1,057,000	2,592,000
Provision for (recovery of) losses on receivables	43,000	(399,000)	3,129,000
Deferred income taxes	86,652,000	76,957,000	16,854,000
(Increase) decrease in fair value of derivatives	(3,244,000)	(28,694,000)	(28,848,000)
Change in assets and liabilities, net of acquisitions:
Income taxes payable/receivable	47,017,000	(61,357,000)	(3,220,000)
Receivables	(7,675,000)	6,442,000	28,574,000
Prepaid expenses and other assets	14,433,000	6,337,000	12,275,000
Accounts payable	2,810,000	(1,531,000)	(2,522,000)
Accrued liabilities	(6,472,000)	1,687,000	6,761,000
Vehicle insurance reserves	(21,205,000)	(864,000)	(1,726,000)
Other	(5,265,000)	329,000	2,769,000
Net cash provided by operating activities	567,294,000	461,941,000	535,924,000
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue earning equipment expenditures	(1,168,532,000)	(1,239,088,000)	(1,060,251,000)
Revenue-earning vehicles-Proceeds from sales	757,766,000	856,775,000	1,477,368,000
Change in cash and cash equivalents-required minimum balance	100,000,000		(100,000,000)
Net change in restricted cash and investments	(75,461,000)	345,786,000	(22,750,000)
Property, equipment and software-Purchases	(16,633,000)	(23,031,000)	(15,508,000)
Property, equipment and software-Proceeds from sales	359,000	464,000	104,000
Acquisitions, net of cash acquired			(8,000)
Net cash used in investing activities	(402,501,000)	(59,094,000)	278,955,000
Debt and other obligations:
Proceeds from vehicle debt and other obligations	1,537,903,000	526,876,000	44,781,000
Payments of vehicle debt and other obligations	(1,387,073,000)	(847,448,000)	(785,225,000)
Payments of non-vehicle debt	(148,125,000)	(10,000,000)	(20,000,000)
Issuance of common shares	4,774,000	2,988,000	129,583,000
Common stock offering costs			(6,635,000)
Net settlement of employee withholding taxes on share-based awards	(3,205,000)	(722,000)
Early termination of interest rate swap	(8,815,000)
Forward stock repurchase agreement	(100,000,000)
Payments of Financing Costs	(14,757,000)	(11,792,000)	(6,615,000)
Net cash provided by (used in) financing activities	(119,298,000)	(340,098,000)	(644,111,000)
Net decrease in cash and cash equivalents during the period	45,495,000	62,749,000	170,768,000
CASH AND CASH EQUIVALENTS:
Cash and cash equivalents at beginning of period	463,153,000	400,404,000	229,636,000
Cash and cash equivalents at end of period	508,648,000	463,153,000	400,404,000
Cash paid for (refund of):
Interest	66,559,000	82,923,000	96,569,000
Income taxes to (from) taxing authorities	(31,965,000)	74,745,000	22,350,000
SUPPLEMENTAL DISCLOSURES OF INVESTING AND FINANCING NONCASH ACTIVITIES:
Sales and incentives related to revenue-earning vehicles included in receivables	23,611,000	5,340,000	33,704,000
Purchases of revenue-earning vehicles included in accounts payable	5,707,000	1,261,000	370,000
Purchases of property, equipment and software included in accounts payable	$ 2,309,000	$ 671,000	$ 2,914,000

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY	12 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of Hertz Holdings and our wholly owned and majority owned domestic and international subsidiaries. In the event that Hertz Holdings is a primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in our consolidated financial statements. All significant intercompany transactions have been eliminated in consolidation.
Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
Significant estimates inherent in the preparation of the consolidated financial statements include depreciation of revenue earning equipment, reserves for litigation and other contingencies, accounting for income taxes and related uncertain tax positions, pension and postretirement benefit costs, the fair value of assets and liabilities acquired in business combinations, the recoverability of long-lived assets, useful lives and impairment of long-lived tangible and intangible assets including goodwill, valuation of stock based compensation, public liability and property damage reserves, reserves for restructuring, allowance for doubtful accounts, and fair value of derivatives, among others.
Reclassifications
Certain prior period amounts have been reclassified to conform with current year presentation.
Acquisition Accounting
We account for business combinations using the acquisition method, which requires an allocation of the purchase price of an acquired entity to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Goodwill represents the excess of the purchase price over the net tangible and intangible assets acquired.
Revenue Recognition
Rental and rental related revenue (including cost reimbursements from customers where we consider ourselves to be the principal versus an agent) are recognized over the period the revenue earning equipment is rented or leased based on the terms of the rental or leasing contract. Maintenance management administrative fees are recognized monthly and maintenance management service revenue is recognized when services are performed. Revenue related to new equipment sales and consumables is recognized at the time of delivery to, or pick-up by, the customer and when collectability is reasonably assured. Fees from our licensees are recognized over the period the underlying licensees' revenue is earned (over the period the licensees' revenue earning equipment is rented). Certain truck and equipment leases are originated with the intention of syndicating to banks, and upon the sale of rights to these direct financing leases, the net gain is recorded in revenue.
Sales tax amounts collected from customers have been recorded on a net basis.
Cash and Cash Equivalents and Other
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our consolidated statements of cash flows, we net cash flows from revolving borrowings in the line item “Proceeds (payments) under the revolving lines of credit, net.” The contractual maturities of such borrowings may exceed 90 days in certain cases.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or “LKE Program,” and to satisfy certain of our self-insurance regulatory reserve requirements. These funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and cash equivalents are excluded from cash and cash equivalents.
Concentration of Credit Risk
Our cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. We seek to mitigate such risks by spreading the risk across multiple counterparties and monitoring the risk profiles of these counterparties. In addition, we have credit risk from derivative financial instruments used in hedging activities. We limit our exposure relating to derivative financial instruments by diversifying the financial instruments among various counterparties, which consist of major financial institutions.
Receivables
Receivables are stated net of allowances for doubtful accounts and represent credit extended to manufacturers and customers that satisfy defined credit criteria. The estimate of the allowance for doubtful accounts is based on our historical experience and our judgment as to the likelihood of ultimate payment. Actual receivables are written-off against the allowance for doubtful accounts when we determine the balance will not be collected. Bad debt expense is reflected as a component of "Selling, general and administrative" in our consolidated statements of operations.
Property and Equipment
Property and equipment are stated at cost and are depreciated utilizing the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter. Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

We follow the practice of charging maintenance and repairs, including the cost of minor replacements, to maintenance expense accounts. Costs of major replacements of units of property are capitalized to property and equipment accounts and depreciated on the basis indicated above. Gains and losses on dispositions of property and equipment are included in income as realized. During the years ended December 31, 2012 and 2011, gains from the dispositions of property and equipment of $6.3 million and $43.1 million, respectively, were included in "Direct operating" in our consolidated statements of operations.
Revenue Earning Equipment
Revenue earning equipment is stated at cost, net of related discounts. Useful lives are as follows:

Cars	4 to 28 months
Other equipment	24 to 108 months

Generally, when revenue earning equipment is acquired, we estimate the period that we will hold the asset, primarily based on historical measures of the amount of rental activity (e.g., automobile mileage and equipment usage) and the targeted age of equipment at the time of disposal. We also estimate the residual value of the applicable revenue earning equipment at the expected time of disposal. The residual values for rental vehicles are affected by many factors, including make, model and options, age, physical condition, mileage, sale location, time of the year and channel of disposition (e.g., auction, retail, dealer direct). The residual value for rental equipment is affected by factors which include equipment age and amount of usage. Depreciation is recorded on a straight-line basis over the estimated holding period. Depreciation rates are reviewed on a quarterly basis based on management's ongoing assessment of present and estimated future market conditions, their effect on residual values at the time of disposal and the estimated holding periods. Market conditions for used vehicle and equipment sales can also be affected by external factors such as the economy, natural disasters, fuel prices and incentives offered by manufacturers of new cars. These key factors are considered when estimating future residual values and assessing depreciation rates. As a result of this ongoing assessment, we make periodic adjustments to depreciation rates of revenue earning equipment in response to changed market conditions. Upon disposal of revenue earning equipment, depreciation expense is adjusted for the difference between the net proceeds received and the remaining net book value.
Within Donlen, revenue earning equipment is under longer term lease agreements with our customers. These leases contain provisions whereby we have a contracted residual value guaranteed to us by the lessee, such that we do not experience any gains or losses on the disposal of these vehicles. Therefore depreciation rates on these vehicles are not adjusted at any point in time per the associated lease contract.
Environmental Liabilities
The use of automobiles and other vehicles is subject to various governmental controls designed to limit environmental damage, including that caused by emissions and noise. Generally, these controls are met by the manufacturer, except in the case of occasional equipment failure requiring repair by us. To comply with environmental regulations, measures are taken at certain locations to reduce the loss of vapor during the fueling process and to maintain, upgrade and replace underground fuel storage tanks. We also incur and provide for expenses for the cleanup of petroleum discharges and other alleged violations of environmental laws arising from the disposition of waste products. We do not believe that we will be required to make any material capital expenditures for environmental control facilities or to make any other material expenditures to meet the requirements of governmental authorities in this area. Liabilities for these expenditures are recorded at undiscounted amounts when it is probable that obligations have been incurred and the amounts can be reasonably estimated.
Public Liability and Property Damage
The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment represents an estimate for both reported accident claims not yet paid, and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. The adequacy of the liability is regularly monitored based on evolving accident claim history and insurance-related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
Pension Benefit Obligations
Our employee pension costs and obligations are developed from actuarial valuations. Inherent in these valuations are key assumptions, including discount rates, salary growth, long-term return on plan assets, retirement rates, mortality rates and other factors. Actual results that differ from our assumptions are accumulated and amortized over future periods and, therefore, generally affect our recognized expense in such future periods. While we believe that the assumptions used are appropriate, significant differences in actual experience or significant changes in assumptions would affect our pension costs and obligations.
Foreign Currency Translation and Transactions
Assets and liabilities of international subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in “Accumulated other comprehensive loss” in the equity section of our consolidated balance sheets. As of December 31, 2012 and 2011, the accumulated foreign currency translation gain was $102.7 million and $91.3 million, respectively. Foreign currency gains and losses resulting from transactions are included in earnings.
Derivative Instruments
We are exposed to a variety of market risks, including the effects of changes in interest rates, gasoline and diesel fuel prices and foreign currency exchange rates. We manage our exposure to these market risks through our regular operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments. Derivative financial instruments are viewed as risk management tools and have not been used for speculative or trading purposes. In addition, derivative financial instruments are entered into with a diversified group of major financial institutions in order to manage our exposure to counterparty nonperformance on such instruments. We account for all derivatives in accordance with GAAP, which requires that all derivatives be recorded on the balance sheet as either assets or liabilities measured at their fair value. The effective portion of changes in fair value of derivatives designated as cash flow hedging instruments is recorded as a component of other comprehensive income. The ineffective portion is recognized currently in earnings within the same line item as the hedged item, based upon the nature of the hedged item. For derivative instruments that are not part of a qualified hedging relationship, the changes in their fair value are recognized currently in earnings. See Note 14—Financial Instruments.
Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Subsequent changes to enacted tax rates and changes to the global mix of earnings will result in changes to the tax rates used to calculate deferred taxes and any related valuation allowances. Provisions are not made for income taxes on undistributed earnings of international subsidiaries that are intended to be indefinitely reinvested outside of the United States or are expected to be remitted free of taxes. Future distributions, if any, from these international subsidiaries to the United States or changes in U.S. tax rules may require a change to reflect tax on these amounts. See Note 9—Taxes on Income.
Advertising
Advertising and sales promotion costs are expensed the first time the advertising or sales promotion takes place. Advertising costs are reflected as a component of “Selling, general and administrative” in our consolidated statements of operations and for the years ended December 31, 2012, 2011 and 2010 were $158.0 million, $145.8 million and $133.8 million, respectively.
Goodwill
Goodwill is not amortized but is subject to periodic testing for impairment in accordance with Financial Accounting Standards Board, or "FASB," Accounting Standards Codification, or "ASC," Topic 350, “Intangibles—Goodwill and Other,” or “ASC 350,” at the reporting unit level which is one level below our operating segments. The assessment of goodwill impairment is conducted by estimating and comparing the fair value of our reporting units, as defined in ASC 350, to their carrying value as of that date. The fair value is estimated using an income approach whereby the fair value of the reporting unit is based on the future cash flows that each reporting unit's assets can be expected to generate. Future cash flows are based on forward-looking information regarding market share and costs for each reporting unit and are discounted using an appropriate discount rate. Future discounted cash flows can be affected by changes in industry or market conditions or the rate and extent to which anticipated synergies or cost savings are realized with newly acquired entities. The test for impairment is conducted annually each October 1st, and more frequently if events occur or circumstances change that indicate that the fair value of a reporting unit may be below its carrying amount.
Intangible and Long-lived Assets
Intangible assets include concession agreements, technology, customer relationships, trademarks and trade-names and other intangibles. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives of the assets, which range from two to fifteen years. Long-lived assets, including intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable in accordance with FASB ASC Topic 360, “Property, Plant, and Equipment,” or “ASC 360.” Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the estimated fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or estimated fair value less costs to sell. Intangible assets determined to have indefinite useful lives are not amortized but are tested for impairment annually each October 1st and more frequently if events occur or circumstances change that indicate an asset may be impaired.
Stock‑Based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is to be recognized over the period during which the employee is required to provide service in exchange for the award. We have estimated the fair value of options issued at the date of grant using a Black‑Scholes option‑pricing model, which includes assumptions related to volatility, expected life, dividend yield and risk-free interest rate. See Note 7-Stock‑Based Compensation.
We are using equity accounting for restricted stock unit and performance stock unit awards. For restricted stock units the expense is based on the grant-date fair value of the stock and the number of shares that vest, recognized over the service period. For performance stock units the expense is based on the grant-date fair value of the stock, recognized over a two to four year service period depending upon a performance condition. For performance stock units, we re-assess the probability of achieving the applicable performance condition each reporting period and adjust the recognition of expense accordingly. The performance condition is not considered in determining the grant date fair value.
Franchise Revenues and Transactions
“Franchise revenues” includes franchise fees for use of our brands and services. Generally franchise fees from franchised locations are based on a percentage of net sales of the franchised business and are recognized as earned and when collectability is reasonably assured.
Initial franchise fees are recorded as deferred income when received and are recognized as revenue when all material services and conditions related to the franchise fee have been substantially performed.
Renewal franchise fees are recognized as revenue when the license agreements are effective and collectability is reasonably assured.
Other (income) expense, net includes the gains or losses from the sales of our operations or assets to new and existing franchisees. Such gains or losses are included in operating income because they are expected to be a recurring part of our business.
Recently Issued Accounting Pronouncements
In December 2011, the FASB issued Accounting Standards Update, or "ASU," No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," or "ASU 2011-11" to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We plan to adopt ASU 2011-11 on January 1, 2013, as required, but do not believe this guidance will have a significant impact on our consolidated financial statements or financial statement disclosures.
In July 2012, the FASB issued ASU No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income," or "ASU 2013-02" which requires disclosure of significant amounts reclassified out of accumulated other comprehensive income by component and their corresponding effect on the respective line items of net income. This guidance is effective for reporting periods beginning after December 15, 2012 and is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

        The accompanying condensed consolidated financial statements include the accounts of Dollar Thrifty Automotive Group, Inc. ("DTG") and its subsidiaries. DTG's significant wholly owned subsidiaries include DTG Operations, Inc., Thrifty, Inc., Dollar Rent A Car, Inc. and Rental Car Finance Corp. ("RCFC"). Thrifty, Inc. is the parent company of Thrifty Rent-A-Car System, Inc., which is the parent company of Dollar Thrifty Automotive Group Canada Inc. ("DTG Canada"). The term the "Company" is used to refer to DTG individually or collectively with its consolidated subsidiaries, as the context may require.

        The accounting policies set forth in Note 1 of notes to DTG's audited consolidated financial statements contained elsewhere in this prospectus have been followed in preparing the accompanying condensed consolidated financial statements.

        The condensed consolidated financial statements and notes thereto for interim periods included herein have not been audited by an independent registered public accounting firm. The condensed consolidated financial statements and notes thereto have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the Company's opinion, it made all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the results of operations for the interim periods presented. Results for interim periods are not necessarily indicative of results for a full year.

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Dollar Thrifty Automotive Group, Inc. ("DTG") is the successor to Pentastar Transportation Group, Inc. Prior to December 23, 1997, DTG was a wholly owned subsidiary of Chrysler LLC (such entity or its successor entity, Chrysler Group LLC, as the context may require, and the relevant entity's subsidiaries and members of its affiliated group are hereinafter referred to as "Chrysler"). On December 23, 1997, DTG completed an initial public offering of all its outstanding common stock owned by Chrysler together with additional shares issued by DTG.

        The Company operates under a corporate structure that combines the management of operations and administrative functions for both the Dollar and Thrifty brands. Management makes business and operating decisions on an overall company basis. Financial results are not available by brand.

        DTG's significant wholly owned subsidiaries include DTG Operations, Inc., Dollar Rent A Car, Inc., Thrifty, Inc. and Rental Car Finance Corp. ("RCFC"). Thrifty, Inc. is the parent company of Thrifty Car Sales, Inc. and Thrifty Rent-A-Car System, Inc., which is the parent company of Dollar Thrifty Automotive Group Canada Inc. ("DTG Canada"). RCFC is a special purpose financing entity, which was formed in 1995 and is appropriately consolidated with DTG and subsidiaries. RCFC is a separate legal entity whose assets are not available to satisfy any claims of creditors of DTG or any of its other subsidiaries. The term the "Company" is used to refer to DTG, individually or collectively with its consolidated subsidiaries, as the context may require. Dollar Rent A Car, Inc., the Dollar brand and DTG Operations, Inc. operating under the Dollar brand are individually and collectively referred to hereinafter as "Dollar". Thrifty, Inc., Thrifty Rent-A-Car System, Inc., Thrifty Car Sales, Inc., the Thrifty brand and DTG Operations, Inc. operating under the Thrifty brand are individually and collectively referred to hereinafter as "Thrifty". Intercompany accounts and transactions have been eliminated in consolidation.

        Nature of Business—The Company operates in the U.S. and Canada, and through its Dollar and Thrifty brands is primarily engaged in the business of the daily rental of vehicles to business and leisure customers through company-owned stores. The Company also sells vehicle rental franchises worldwide and provides sales and marketing, reservations, data processing systems, insurance and other services to franchisees. RCFC provides vehicle financing to the Company.

        Estimates—The preparation of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ materially from those estimates.

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and on deposit, including highly liquid investments with initial maturities of three months or less.

        Cash and Cash Equivalents—Required Minimum Balance—In 2009, the Company amended its Senior Secured Credit Facilities (hereinafter defined). Under the terms of that amendment, the Company was required to maintain a minimum of $100 million at all times. In February 2011, the Company further amended its Senior Secured Credit Facilities, eliminating the requirement to maintain a minimum of $100 million of cash and cash equivalents and replacing it with certain other covenants.

        Restricted Cash and Investments—Restricted cash and investments are restricted for the acquisition of vehicles and other specified uses under the rental car asset-backed note indenture and other agreements (Note 8). A portion of these funds is restricted due to the Like-Kind Exchange Program (hereinafter defined) for deferred tax gains on eligible vehicle remarketing. As permitted by the indenture, these funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and investments are excluded from cash and cash equivalents. Interest earned on restricted cash and investments was $0.4 million, $0.7 million and $3.2 million, for 2011, 2010 and 2009, respectively, and remains in restricted cash and investments.

        Concentration of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, cash and cash equivalents—required minimum balance, restricted cash and investments, interest rate swaps and caps, vehicle manufacturer receivables and trade receivables. The Company limits its exposure on cash and cash equivalents, cash and cash equivalents—required minimum balance and restricted cash and investments by investing in Aaa or P-1 rated funds and short-term time deposits with a diverse group of high quality financial institutions. The Company's exposure relating to interest rate swaps and caps is mitigated by diversifying the financial instruments among various counterparties, which consist of major financial institutions. Receivables from vehicle manufacturers consist primarily of amounts due under guaranteed residual, buyback, incentive and promotion programs. The Company's financial condition and results of operations could be adversely affected if one or more of its primary vehicle manufacturers were unable to meet their obligations to the Company. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across different geographic areas. Additionally, the Company limits its exposure to credit risk through performing credit reviews and monitoring the financial strength of its significant accounts.

        Allowance for Doubtful Accounts—An allowance for doubtful accounts is generally established during the period in which receivables are recorded. The allowance is maintained at a level deemed appropriate based on loss experience and other factors affecting collectability.

        Financing Issue Costs—Financing issue costs related to vehicle debt and the Senior Secured Credit Facilities are deferred and amortized to interest expense over the term of the related debt using the effective interest method.

        Revenue-Earning Vehicles and Related Vehicle Depreciation Expense—Revenue-earning vehicles are stated at cost, net of related discounts. At December 31, 2011, Non-Program Vehicles accounted for approximately 96% of the Company's total fleet.

        The Company must estimate the expected residual values of Non-Program Vehicles at the expected time of disposal to determine monthly depreciation rates. The estimation of residual values requires the Company to make assumptions regarding the age and mileage of the car at the time of disposal, as well as the general used vehicle market conditions at the time of sale, including the impact of seasonality on vehicle residuals. The Company evaluates estimated residual values at least quarterly, and adjusts depreciation rates accordingly, on a prospective basis. Differences between actual residual values and those estimated by the Company result in a gain or loss on disposal and are recorded as an adjustment to depreciation expense. Actual timing of disposal either shorter or longer than the life used for depreciation purposes could result in a loss or gain on sale. Vehicle rental companies bear residual value risk for these vehicles, which are referred to as "Non-Program Vehicles". Generally, the average holding term for Non-Program Vehicles is approximately 18 to 22 months.

        The Company is required to depreciate the vehicle according to the terms of the guaranteed depreciation or repurchase program ("Program Vehicles") and in doing so is guaranteed to receive the full net book value in proceeds upon the sale of the vehicle. In some cases, the sales proceeds are received directly from auctions, with any shortfall in value being paid by the vehicle manufacturer. With certain other vehicle manufacturers, the entire balance of proceeds from vehicle sales comes directly from the manufacturer. In either case, the Company bears the risk of collectability on the receivable from the vehicle manufacturer. The Company monitors its vehicle manufacturer receivables based on time outstanding, manufacturer strength and length of the relationship. Generally, the average holding term for Program Vehicles is approximately six to eight months.

        Property and Equipment—Property and equipment are recorded at cost and are depreciated using principally the straight-line method over the estimated useful lives of the related assets. Estimated useful lives generally range from ten to 30 years for buildings and improvements and one to seven years for furniture and equipment. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter.

        Software—Software is recorded at cost and amortized using the straight-line method generally ranging from three to five years. The remaining useful life of software is evaluated annually to assess whether events and circumstances warrant a revision to the remaining amortization period.

        Website Development Costs—The Company capitalizes qualifying internal-use software development, including Website development, incurred subsequent to the completion of the preliminary project stage. Development costs are amortized over the shorter of the expected useful life of the software or five years. Costs related to planning, maintenance, and minor upgrades are expensed as incurred.

        Long-Lived Assets—The Company reviews the value of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable based upon estimated future cash flows and records an impairment charge, equaling the excess of the carrying value over the estimated fair value, if the carrying value exceeds estimated future cash flows.

        Accounts Payable—Book overdrafts of $19.0 million and $17.0 million, which represent outstanding checks not yet presented to the bank, are included in accounts payable to reflect the Company's outstanding obligations at December 31, 2011 and 2010, respectively. These amounts do not represent bank overdrafts, which would constitute checks presented in excess of cash on hand, and would be effectively a loan to the Company.

        Derivative Instruments—The Company records all derivatives on the balance sheet as either assets or liabilities measured at their fair value and changes in the derivatives' fair value are recognized currently in earnings unless specific hedge accounting criteria are met. The Company has entered into interest rate swap and cap agreements, which do not qualify for hedge accounting treatment; therefore, the changes in the interest rate swap and cap agreements' fair values have been recognized as an (increase) decrease in fair value of derivatives in the consolidated statements of income. The Company has also entered into interest rate swap agreements which constituted cash flow hedges and qualified for hedge accounting treatment; therefore, changes in fair value are recorded in accumulated other comprehensive loss (Note 9). All cash flows associated with cash flow hedges are classified in operating activities in the Consolidated Statements of Cash Flows.

        Vehicle Insurance Reserves—Provisions for public liability and property damage and supplemental liability insurance ("SLI") on self-insured claims are made by charges to direct vehicle and operating expense. Accruals for such charges are based upon actuarially determined evaluations of estimated ultimate liabilities on reported and unreported claims, prepared on a semi-annual basis. Historical data related to the amount and timing of payments for self-insured claims is utilized in preparing the actuarial evaluations. The accrual for public liability and property damage claims is discounted based upon the actuarially determined estimated timing of payments to be made in the future. The Company records expense related to public liability and property damage and SLI on a monthly basis based on rental volume and projections of ultimate losses, expenses, premiums and administrative costs that are derived from historical accident claim experience and trends. Management reviews the actual timing of payments as compared with the semi-annual actuarial estimate of timing of payments and has determined that there has been no material differences in the timing of payments for each of the three years in the period ended December 31, 2011. Because of less predictability in the estimated timing of payments, self-insured reserves for SLI are not discounted.

        Foreign Currency Translation—Foreign assets and liabilities are translated using the exchange rate in effect at the balance sheet date, and results of operations are translated using an average rate for the period. Translation adjustments are accumulated and reported as a component of accumulated other comprehensive loss.

        Revenue Recognition—Revenues from vehicle rentals are recognized as earned on a daily basis under the related rental contracts with customers. Revenues from leasing vehicles to franchisees are principally under operating leases with fixed monthly payments and are recognized ratably as earned over the lease terms. Revenues from fees and services include providing sales and marketing, reservations, information systems and other services to franchisees. Revenues from these services are generally based on a percentage of franchisee rental revenue or upon providing reservations and are recognized as earned on a monthly basis. Initial franchise fees are recognized upon substantial completion of all material services and conditions of the franchise sale, which coincides with the date of sale and commencement of operations by the franchisee.

        Advertising Costs—Advertising costs are primarily expensed as incurred. The Company incurred advertising expense of $20.1 million, $20.9 million and $21.2 million, for 2011, 2010 and 2009, respectively.

        Environmental Costs—The Company's operations include the storage of gasoline in underground storage tanks at certain company-owned stores. Liabilities incurred in connection with the remediation of accidental fuel discharges are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Operating Leases—

        Contingent Rent—The Company recognizes contingent rent expense associated with certain airport concession agreements monthly as incurred when the Company's achievement of the annual targeted qualifying revenue is probable.

        Scheduled Rent Increases—The Company recognizes scheduled rent increases on a straight-line basis over the remaining lease term.

        Income Taxes—The Company has provided for income taxes on its separate taxable income or loss and other tax attributes. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized. The Company has established a valuation allowance related to DTG Canada and a portion of the Company's net operating losses for state tax purposes. The Company evaluates its tax policies quarterly to identify uncertain tax positions.

        Earnings Per Share—Basic earnings per share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted EPS is based on the combined weighted average number of common shares and dilutive potential common shares outstanding which include, where appropriate, the assumed exercise of options. In computing diluted EPS, the Company utilizes the treasury stock method.

        Stock-Based Compensation—The Company uses the fair value-based method of accounting for stock-based compensation. All performance share, restricted stock and stock option awards are accounted for using the fair value-based method for the 2011, 2010 and 2009 periods. The fair value of these common shares is determined based on the closing market price of the Company's common shares at the specific date on which the shares were granted. In 2011 and 2010, the Company did not issue any stock options. In 2009, the Company issued approximately 1,120,000 stock options at a weighted average grant-date fair value per share of $4.44.

New Accounting Standards—

        In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") ASU 2010-06, "Fair Value Measurements and Disclosures (ASC Topic 820): Improving Disclosures about Fair Value Measurements" which amends Accounting Standards Codification ("ASC") Subtopic 820, "Fair Value Measurements and Disclosures" ("ASU 2010-06") to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Company adopted the provisions of ASU 2010-06 regarding disclosures about transfers into and out of Levels 1 and 2 as required on January 1, 2010 and adopted the remaining provisions of ASU 2010-06 regarding separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements as required on January 1, 2011. The adoption of this latest provision had no impact on the Company's financial statements as the Company has no Level 3 measurements.

        In May 2011, the FASB issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"), which amends U.S. GAAP to converge U.S. GAAP and International Financial Reporting Standards ("IFRS") by changing the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011; early adoption is not permitted. The Company adopted ASU 2011-04 on January 1, 2012, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income—Presentation of Comprehensive Income" ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of stockholders' equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income—Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05," to defer the effective date of the specific requirement to present items that are reclassified out of accumulated other comprehensive income to net income alongside their respective components of net income and other comprehensive income. All other provisions of this update, which are to be applied retrospectively, are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted ASU 2011-05 and ASU 2011-12 on January 1, 2012, as required.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company plans to adopt ASU 2011-11 on January 1, 2013, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

EARNINGS PER SHARE - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
EARNINGS PER SHARE

5. EARNINGS PER SHARE

        Basic earnings per share ("EPS") is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted EPS is based on the combined weighted-average number of common shares and dilutive potential common shares outstanding which include, where appropriate, the assumed exercise of options. In computing diluted EPS, the Company utilizes the treasury stock method.

        The computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$55,500	$66,621	$145,298	$125,649

Basic EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747

Basic EPS	$1.99	$2.30	$5.15	$4.35

Diluted EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747
Shares contingently issuable:
Stock options	803,982	1,964,321	854,272	1,984,419
Performance awards and non-vested shares	127,418	113,734	111,431	90,581
Employee compensation shares deferred	24,577	46,604	29,805	48,440
Director compensation shares deferred	224,535	221,452	223,952	220,554

Shares applicable to diluted	29,085,630	31,304,829	29,436,527	31,216,741

Diluted EPS	$1.91	$2.13	$4.94	$4.03

        For the three and nine months ended September 30, 2012 and 2011, all options to purchase shares of common stock were included in the computation of diluted EPS because no exercise price was greater than the average per share market price of the common shares.

        Shares included in the diluted EPS calculation related to shares contingently issuable for stock options decreased on a year-over-year basis for both the three and nine months ended September 30, 2012, from the three and nine months ended September 30, 2011. The Company uses the treasury stock method to determine the denominator used in the diluted EPS calculation. To derive the denominator, the number of outstanding options is reduced by the number of shares that would be repurchased from assumed proceeds of certain defined items including the exercise price of the option and the excess tax benefit that would result from the assumed exercise of the option. However, the excess tax benefit component is included only if the assumed tax benefit would decrease the Company's current taxes payable. In 2012, the Company has projected that it will be a taxpayer and the tax benefit of the repurchases of shares from the assumed proceeds is incorporated into the diluted share calculation. The impact of the assumed tax benefit in 2012 is a reduction in diluted shares outstanding of approximately 500,000 shares. In 2011, the Company was not a taxpayer for federal income tax purposes and did not benefit from the tax deduction related to the assumed option exercises for purposes of the diluted share calculation, thus increasing the number of shares included in the diluted EPS calculation by approximately 800,000 shares. Other factors, such as the Company's stock price and stock options exercised, also impact the diluted EPS calculation.

        During the three and nine months ended September 30, 2012, the Company repurchased 22,494 and 1,821,137 shares of its common stock, respectively, which reduced the weighted-average common shares outstanding. See Note 10 for further discussion of the share repurchase program.

2. EARNINGS PER SHARE

        The computation of weighted average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands, Except Share and Per Share Data)
Net income	$159,550	$131,216	$45,022

Basic EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077

Basic EPS	$5.51	$4.58	$1.98

Diluted EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options	1,913,783	1,226,089	762,673
Performance awards and non-vested shares	94,261	125,225	255,775
Employee compensation shares deferred	47,232	49,374	105,402
Director compensation shares deferred	220,778	221,485	155,611

Shares applicable to diluted	31,241,241	30,245,281	23,966,538

Diluted EPS	$5.11	$4.34	$1.88

        At December 31, 2011 and 2010, all options to purchase shares of common stock were included in the computation of diluted EPS because no exercise price was greater than the average market price of the common shares. At December 31, 2009, 356,970 outstanding common stock equivalents that were anti-dilutive were excluded from the computation of diluted EPS.

        Although there have been no significant equity grants since 2010, shares included in the diluted EPS calculation increased on a year-over-year basis from December 31, 2010 to December 31, 2011. The Company uses the treasury stock method to determine the denominator used in the diluted EPS calculation. To derive the denominator, the number of outstanding options is reduced by the number of shares that would be repurchased from assumed proceeds of certain defined items including the exercise price of the option and the excess tax benefit that would result from the assumed exercise of the option. However, the excess tax benefit component is included only if the assumed tax benefit would decrease the Company's current taxes payable. Since the Company is not a taxpayer for federal income tax purposes in 2011, it does not benefit from the tax deduction related to the assumed option exercises for purposes of the diluted share calculation as it did in 2010, thus resulting in an increase in the dilutive EPS denominator of approximately 700,000 shares. When the Company becomes a taxpayer in the future, the tax benefit will be incorporated into the diluted share calculation and the shares included in the diluted EPS calculation will be reduced by the shares repurchased from the assumed proceeds; however, other factors, such as the Company's stock price, could impact the diluted EPS calculation. See Note 13 for further discussion of share repurchase program.

RECEIVABLES - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
RECEIVABLES

6. RECEIVABLES

        Receivables consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Trade accounts receivable and other	$85,476	$74,403
Vehicle manufacturer receivables	41,078	21,510
Car sales receivable	3,826	2,287

	130,380	98,200
Less: Allowance for doubtful accounts	(2,163)	(2,840)

	$128,217	$95,360

        Trade accounts receivable and other include primarily amounts due from rental customers, franchisees and tour operators arising from billings under standard credit terms for services provided in the normal course of business.

        Vehicle manufacturer receivables include primarily amounts due under guaranteed residual, buyback and Non-Program Vehicle incentive programs, which are paid according to contract terms and are generally received within 60 days.

        Car sales receivable include primarily amounts due from car sale auctions for the sale of both Program Vehicles and Non-Program Vehicles.

        Allowance for doubtful accounts represents potentially uncollectible amounts owed to the Company from franchisees, tour operators, corporate account customers and others.

3. RECEIVABLES

        Receivables consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Trade accounts receivable and other	$74,403	$68,528
Vehicle manufacturer receivables	21,510	4,543
Car sales receivable	2,287	1,100

	98,200	74,171
Less: Allowance for doubtful accounts	(2,840)	(4,715)

	$95,360	$69,456

        Trade accounts receivable and other include primarily amounts due from rental customers, franchisees and tour operators arising from billings under standard credit terms for services provided in the normal course of business.

        Vehicle manufacturer receivables include primarily amounts due under guaranteed residual, buyback and Non-Program Vehicle incentive programs, which are paid according to contract terms and are generally received within 60 days.

        Car sales receivable include primarily amounts due from car sale auctions for the sale of both Program Vehicles and Non-Program Vehicles.

        Allowance for doubtful accounts represents potentially uncollectible amounts owed to the Company from franchisees, tour operators, corporate account customers and others.

REVENUE-EARNING VEHICLES - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
REVENUE-EARNING VEHICLES

4. REVENUE-EARNING VEHICLES

        Revenue-earning vehicles consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Revenue-earning vehicles	$1,858,766	$1,668,473
Less: Accumulated depreciation	(390,931)	(326,651)

	$1,467,835	$1,341,822

        The Company has multi-year vehicle supply agreements with both Chrysler and Ford Motor Company covering vehicle purchases through the 2012 and 2013 model years, respectively, and has an annual vehicle purchase agreement with General Motors Company covering vehicle purchases through the 2012 model year. See Note 14 for the amount of outstanding vehicle purchase commitments.

        The Company acquires both Program and Non-Program Vehicles from various manufacturers and receives payments under its various supplier agreements for promotional payments, incentives primarily related to the disposal of revenue-earning vehicles and interest reimbursement for Program Vehicles while at auction and for certain delivery related interest costs. The aggregate amount of payments recognized from manufacturers for guaranteed residual value program payments, buyback or repurchase payments, promotional payments, interest reimbursement and other incentives, other than recovery costs, totaled $180.5 million, $175.6 million and $524.4 million in 2011, 2010 and 2009, respectively, of which a substantial portion of the payments relate to the guaranteed residual value or manufacturer buyback programs. The outstanding balances at year-end are included in Vehicle Manufacturer Receivables within Receivables, net on the consolidated balance sheet.

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
VEHICLE DEPRECIATION AND LEASE CHARGES, NET
Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Three Months Ended March 31,
	2013	2012
Depreciation of revenue earning equipment	$573.0	$531.4
Adjustment of depreciation upon disposal of revenue earning equipment	(1.3)	(39.4)
Rents paid for vehicles leased	15.3	23.1
Total	$587.0	$515.1
The adjustment of depreciation upon disposal of revenue earning equipment for the three months ended March 31, 2013 and 2012, included net losses of $3.3 million and net gains of $34.9 million, respectively, on the disposal of vehicles used in our car rental operations and gains of $4.6 million and $4.5 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the three months ended March 31, 2013, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $0.7 million and $0.2 million in depreciation expense for the three months ended March 31, 2013 and March 31, 2012, respectively. For the three months ended March 31, 2013, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.1 million in depreciation expense.

Depreciation of Revenue Earning Equipment and Lease Charges
Depreciation of revenue earning equipment and lease charges includes the following (in millions of dollars):

	Years Ended December 31,
	2012	2011	2010
Depreciation of revenue earning equipment	$2,165.2	$1,921.8	$1,747.0
Adjustment of depreciation upon disposal of revenue earning equipment	(96.8)	(112.2)	42.9
Rents paid for vehicles leased	79.8	96.1	78.2
Total	$2,148.2	$1,905.7	$1,868.1

The adjustment of depreciation upon disposal of revenue earning equipment for the year ended December 31, 2012, 2011 and 2010, included net gains of $83.2 million and $98.9 million and net loss of $32.9 million, respectively, on the disposal of vehicles used in our car rental operations and net gains of $13.5 million and $13.3 million and net loss of $10.0 million, respectively, on the disposal of industrial and construction equipment used in our equipment rental operations.
Depreciation rates are reviewed on a quarterly basis based on management's routine review of present and estimated future market conditions and their effect on residual values at the time of disposal. During the year ended December 31, 2012, depreciation rates being used to compute the provision for depreciation of revenue earning equipment were adjusted on certain vehicles in our car rental operations to reflect changes in the estimated residual values to be realized when revenue earning equipment is sold. These depreciation rate changes resulted in net decreases of $130.6 million and $13.8 million and a net increase of $19.1 million in depreciation expense for the years ended December 31, 2012, 2011 and 2010 respectively. The cumulative effect of the reduction in rates was indicative of the strong residual values experienced in the U.S. for the years ended December 31, 2012 and 2011. In 2012, 2011 and 2010, the depreciation rate changes in certain of our equipment rental operations resulted in an increase of $0.5 million, decrease of $4.4 million and increase of $3.6 million in depreciation expense, respectively.

4. VEHICLE DEPRECIATION AND LEASE CHARGES, NET

        Vehicle depreciation and lease charges include the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Depreciation of revenue-earning vehicles and other	$94,323	$80,667	$230,391	$247,112
Net gains from disposal of revenue-earning vehicles	(5,192)	(17,368)	(42,023)	(43,129)

	$89,131	$63,299	$188,368	$203,983

        Average gain on Non-Program Vehicles:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Number of Non-Program Vehicles sold	15,463	15,441	48,530	30,787
Average gain on vehicles sold (per vehicle)	$336	$1,125	$866	$1,401

        Components of vehicle depreciation per vehicle per month:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Average depreciable fleet (units)	120,757	113,719	113,968	110,125
Average depreciation rate	$260	$236	$225	$249
Average gain on vehicles sold	(14)	(50)	(41)	(43)

Average vehicle depreciation and lease charges, net	$246	$186	$184	$206

        Vehicles purchased by vehicle rental companies under programs where either the rate of depreciation or the residual value is guaranteed by the manufacturer are referred to as "Program Vehicles." Vehicles not purchased under these programs and for which rental companies therefore bear residual value risk are referred to as "Non-Program Vehicles."

        Depreciation expense for Non-Program Vehicles, which constitute substantially all of the Company's fleet, is recorded on a straight-line basis over the life of the vehicle, based on the original acquisition cost, the projected residual value at the time of sale, and the estimated length of time the vehicle will be in service. The Company's vehicle depreciation rates are periodically adjusted on a prospective basis when residual value assumptions change due to changes in used vehicle market conditions.

        The estimation of residual values requires the Company to make assumptions regarding the expected age and mileage of the vehicle at the time of disposal. Additionally, residual value estimates must also take into consideration overall used vehicle market conditions at the time of sale, including the impact of seasonality on vehicle residuals. The difference in residual values assumed and the proceeds realized upon sale of the vehicle is recorded as a gain or loss on the sale of the vehicle, and is recorded as a component of net vehicle depreciation and lease charges in the condensed consolidated statements of comprehensive income.

5. VEHICLE DEPRECIATION AND LEASE CHARGES, NET

        Vehicle depreciation and lease charges include the following:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Depreciation of revenue-earning vehicles and other	$317,844	$362,284	$461,178
Net gains from disposal of revenue-earning vehicles	(46,887)	(63,084)	(35,086)

	$270,957	$299,200	$426,092

        Average gain on Non-Program Vehicles:

	Year Ended December 31,
	2011	2010	2009
Number of Non-Program Vehicles sold	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)	$1,190	$1,105	$700

        Components of vehicle depreciation per vehicle per month:

	Year Ended December 31,
	2011	2010	2009
Average depreciable fleet (units)	108,127	103,207	105,301
Average depreciation rate	$245	$293	$365
Average gain on vehicles sold	(36)	(51)	(28)

Average vehicle depreciation and lease charges, net	$209	$242	$337

        Depreciation expense for Non-Program Vehicles, which constitute substantially all of the Company's fleet, is recorded on a straight-line basis over the life of the vehicle, based on the original acquisition cost, the projected residual value at the time of sale, and the estimated length of time the vehicle will be held in service. The Company's vehicle depreciation rates will be periodically adjusted on a prospective basis when residual value assumptions change due to changes in used vehicle market conditions.

PROPERTY AND EQUIPMENT - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
PROPERTY AND EQUIPMENT

6. PROPERTY AND EQUIPMENT

        Major classes of property and equipment consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Land	$12,009	$12,022
Buildings and improvements	21,382	23,325
Furniture and equipment	81,014	81,847
Leasehold improvements	128,938	128,742
Construction in progress	5,293	2,824

	248,636	248,760
Less: Accumulated depreciation and amortization	(164,358)	(158,532)

	$84,278	$90,228

        The Company did not have any charges for asset impairments in 2011. In 2010 and 2009, the Company recorded a $0.4 million and $1.6 million, respectively, non-cash charge (pretax) related primarily to the impairment of assets at its company-owned stores ($0.3 million and $0.9 million after-tax, respectively).

SOFTWARE - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
SOFTWARE

7. SOFTWARE

	December 31,
	2011	2010
	(In Thousands)
Software	$83,501	$80,144
Less: Accumulated amortization	(61,966)	(55,967)

	$21,535	$24,177

        Software is amortized over its estimated useful life. The aggregate amortization expense recognized for software was $7.5 million, $7.3 million and $8.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. The estimated aggregate amortization expense for software existing at December 31, 2011 for each of the next five years is as follows: $6.9 million, $5.3 million, $3.8 million, $2.9 million and $1.7 million.

        The Company did not have any charges for asset impairments in 2011. In 2010 and 2009, the Company wrote off $0.7 million and $1.0 million (pretax), respectively, of software no longer in use or considered impaired ($0.3 million and $0.6 million after-tax, respectively).

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
DEBT AND OTHER OBLIGATIONS
Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	March 31, 2013	December 31, 2012
4.25% Senior Notes due April 2018	$250.0	$—
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,250.0
5.875% Senior Notes due October 2020	700.0	700.0
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	500.0
	$3,900.0	$3,650.0

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending March 31 (in millions of dollars) are as follows:

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of March 31, 2013, there were outstanding standby letters of credit totaling $669.6 million. Of this amount, $617.6 million was issued under the Senior Credit Facilities. As of March 31, 2013, none of these letters of credit have been drawn upon.
2013 Events
In January 2013, Hertz Vehicle Financing LLC, or "HVF," an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of HVF's Series 2013-1 Rental Car Asset Backed Notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.
In March 2013, Hertz issued $250 million in aggregate principal amount of 4.25% Senior Notes due 2018. The proceeds of this March 2013 offering were used by us to replenish a portion of our liquidity, after having dividended $467.2 million in available liquidity to Hertz Holdings, which Hertz Holdings used to repurchase 23,200,000 shares of its common stock in March 2013.
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.
Registration Rights
Pursuant to the terms of the exchange and registration rights agreement entered into in connection with the issuance of $250 million in aggregate principal amount of the 4.25% Senior Notes due 2018 in March 2013, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by March 2014 or failing to complete the exchange offer by April 2014, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where any such failure has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. We do not believe the special interest obligation is probable, and as such, we have not recorded any amounts with respect to this registration payment arrangement.
Guarantees and Security
In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. There have been no material changes to the guarantees and security provisions of the debt instruments and credit facilities under which our indebtedness as of March 31, 2013 has been issued from the terms as disclosed in our Form 10-K.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of March 31, 2013, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of March 31, 2013, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$751.3	$751.3
Total Corporate Debt	751.3	751.3
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	488.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	153.4	—
European Securitization	260.3	—
Hertz-Sponsored Canadian Securitization	111.2	—
Dollar Thrifty-Sponsored Canadian Securitization	93.5	—
Australian Securitization	111.2	—
Capitalized Leases	45.1	10.3
Total Fleet Debt	1,473.5	10.3
Total	$2,224.8	$761.6

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of March 31, 2013, the Senior Term Facility had approximately $0.1 million available under the letter of credit facility and the Senior ABL Facility had $1,027.2 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which Hertz is the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of March 31, 2013 and December 31, 2012, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities collectively had total assets primarily comprised of loans receivable and revenue earning equipment of $393.4 million and $440.8 million, respectively, and collectively had total liabilities primarily comprised of debt of $392.9 million and $440.3 million, respectively.

Debt
Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

(3)
Maturity reference is to the "expected final maturity date" as opposed to the subsequent "legal maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid. The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(4)	RCFC U.S. ABS Program and the Dollar Thrifty-Sponsored Canadian Securitization represent fleet debt acquired in connection with the Dollar Thrifty acquisition on November 19, 2012.
Maturities
The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

We are highly leveraged and a substantial portion of our liquidity needs arise from debt service on our indebtedness and from the funding of our costs of operations, acquisitions and capital expenditures. We believe that cash generated from operations and cash received on the disposal of vehicles and equipment, together with amounts available under various liquidity facilities will be adequate to permit us to meet our debt maturities over the next twelve months.
Letters of Credit
As of December 31, 2012, there were outstanding standby letters of credit totaling $681.4 million. Of this amount, $626.6 million was issued under the Senior Credit Facilities. As of December 31, 2012, none of these letters of credit have been drawn upon.
Acquisition Bridge Financing
In August 2012 in conjunction with signing of the merger agreement with Dollar Thrifty, Hertz obtained $1,950.0 million in financing commitments for use in acquiring Dollar Thrifty. In October 2012 after having secured permanent financing for the Dollar Thrifty acquisition, Hertz terminated these commitments having never drawn upon them.
CORPORATE DEBT
Senior Credit Facilities
Senior Term Facility: In March 2011, Hertz entered into a credit agreement that provides a $1,400.0 million term loan, or as amended, the ‘‘Senior Term Facility.’’ In addition, the Senior Term Facility includes a separate incremental pre-funded synthetic letter of credit facility in an aggregate principal amount of $200.0 million. Subject to the satisfaction of certain conditions and limitations, the Senior Term Facility allows for the incurrence of incremental term and/or revolving loans.
On October 9, 2012, Hertz entered into an Incremental Commitment Amendment to the Senior Term Facility which provided for commitments for the Incremental Term Loans of $750.0 million under the Senior Term Facility. Contemporaneously with the consummation of the Dollar Thrifty acquisition, the Incremental Term Loans were fully drawn and the proceeds therefrom were used to: (i) finance a portion of the consideration in connection with the Dollar Thrifty acquisition, (ii) pay off obligations of Dollar Thrifty and its subsidiaries in connection with the Dollar Thrifty acquisition and (iii) pay fees and other transaction expenses in connection with the Dollar Thrifty acquisition and the related financing transactions.
The Incremental Term Loans are secured by the same collateral and guaranteed by the same guarantors as the previously existing term loans under the Senior Term Facility. The Incremental Term Loans will, like the previously existing term loans under the Senior Term Facility, mature on March 11, 2018 and the interest rate per annum applicable thereto will be the same as such previously existing term loans. The other terms of the Incremental Term Loans are also generally the same.
Senior ABL Facility: In March 2011, Hertz, HERC, and certain other of our subsidiaries entered into a credit agreement that provides for aggregate maximum borrowings of $1,800.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility. We refer to this facility, as amended, from time to time, as the “Senior ABL Facility.” Up to $1,500.0 million of the Senior ABL Facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation. Subject to the satisfaction of certain conditions and limitations, the Senior ABL Facility allows for the addition of incremental revolving and/or term loan commitments. In addition, the Senior ABL Facility permits Hertz to increase the amount of commitments under the Senior ABL Facility with the consent of each lender providing an additional commitment, subject to satisfaction of certain conditions.
We refer to the Senior Term Facility and the Senior ABL Facility together as the “Senior Credit Facilities.” Hertz's obligations under the Senior Credit Facilities are guaranteed by its immediate parent (Hertz Investors, Inc.) and most of its direct and indirect domestic subsidiaries (subject to certain exceptions, including Hertz International Limited, which ultimately owns entities carrying on most of our international operations, and subsidiaries involved in the HVF U.S. Asset-Backed Securities, or "ABS," Program, the Donlen ABS Program and, the RCFC U.S. ABS Program). In addition, the obligations of the “Canadian borrowers” under the Senior ABL Facility are guaranteed by their respective subsidiaries, subject to certain exceptions.
The lenders under the Senior Credit Facilities have been granted a security interest in substantially all of the tangible and intangible assets of the borrowers and guarantors under those facilities, including pledges of the stock of certain of their respective domestic subsidiaries (subject, in each case, to certain exceptions, including certain vehicles). Each of the Senior Credit Facilities permits the incurrence of future indebtedness secured on a basis either equal to or subordinated to the liens securing the applicable Senior Credit Facility or on an unsecured basis.
We refer to Hertz and its subsidiaries as the Hertz credit group. The Senior Credit Facilities contain a number of covenants that, among other things, limit or restrict the ability of the Hertz credit group to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make dividends and other restricted payments (including to the parent entities of Hertz and other persons), create liens, make investments, make acquisitions, engage in mergers, change the nature of their business, engage in certain transactions with affiliates that are not within the Hertz credit group or enter into certain restrictive agreements limiting the ability to pledge assets.
Under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Covenants in the Senior Term Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, with certain exceptions, including: (i) in an aggregate amount not to exceed 1.0% of the greater of a specified minimum amount and the consolidated tangible assets of the Hertz credit group (which payments are deducted in determining the amount available as described in the next clause (ii)), (ii) in additional amounts up to a specified available amount determined by reference to, among other things, an amount set forth in the Senior Term Facility plus 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available (less certain investments) and (iii) in additional amounts not to exceed the amount of certain equity contributions made to Hertz.
Covenants in the Senior ABL Facility restrict payment of cash dividends to any parent of Hertz, including Hertz Holdings, except in an aggregate amount, taken together with certain investments, acquisitions and optional prepayments, not to exceed $200 million. Hertz may also pay additional cash dividends under the Senior ABL Facility so long as, among other things, (a) no specified default then exists or would arise as a result of making such dividends, (b) there is at least $200 million of liquidity under the Senior ABL Facility after giving effect to the proposed dividend, and (c) either (i) if such liquidity is less than $400 million immediately after giving effect to the making of such dividends, Hertz is in compliance with a specified fixed charge coverage ratio, or (ii) the amount of the proposed dividend does not exceed the sum of (x) 1.0% of tangible assets plus (y) a specified available amount determined by reference to, among other things, 50% of net income from January 1, 2011 to the end of the most recent fiscal quarter for which financial statements of Hertz are available plus (z) a specified amount of certain equity contributions made to Hertz.
In November 2012, we amended the Senior ABL Facility to deem letters of credit issued under Dollar Thrifty's now-terminated senior revolving credit facility to have been issued under the Senior ABL Facility.
Senior Notes
In March 2012, Hertz issued an additional $250.0 million aggregate principal of the 6.75% Senior Notes due 2019. The proceeds of this March 2012 offering were used in March 2012 in part to redeem $162.3 million principal amount of Hertz's outstanding 8.875% Senior Notes due 2014 which resulted in the write-off of unamortized debt costs of $1.2 million recorded in "Interest expense" on our consolidated statement of operations. The remainder of the proceeds of this March 2012 offering, along with cash on hand or drawings under the Senior ABL Facility were used to redeem €213.5 million ($286.0 million) of Hertz's outstanding 7.875% Senior Notes due 2014, which resulted in the write-off of unamortized debt costs of $2.0 million recorded in "Interest expense" on our consolidated statement of operations.
In October 2012, HDTFS, Inc., a newly-formed, wholly-owned subsidiary of Hertz issued and sold $700.0 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500.0 million aggregate principal amount of 6.250% Senior Notes due 2022 in a private offering. The gross proceeds of the offering were held in an escrow account until the date of the completion of the acquisition of Dollar Thrifty, at which time the gross proceeds of the offering were released from escrow and HDTFS, Inc. was merged into Hertz.
Hertz's obligations under the indentures for the Senior Notes are guaranteed by each of its direct and indirect domestic subsidiaries that is a guarantor under the Senior Term Facility. The guarantees of all of the Subsidiary Guarantors may be released to the extent such subsidiaries no longer guarantee our Senior Credit Facilities in the United States. HERC may also be released from its guarantee under the outstanding Senior Notes at any time at which no event of default under the related indenture has occurred and is continuing, notwithstanding that HERC may remain a subsidiary of Hertz.
The indentures for the Senior Notes contain covenants that, among other things, limit or restrict the ability of the Hertz credit group to incur additional indebtedness, incur guarantee obligations, prepay certain indebtedness, make certain restricted payments (including paying dividends, redeeming stock or making other distributions to parent entities of Hertz and other persons outside of the Hertz credit group), make investments, create liens, transfer or sell assets, merge or consolidate, and enter into certain transactions with Hertz's affiliates that are not members of the Hertz credit group.
The covenants in the indentures for the Senior Notes also restrict Hertz and other members of the Hertz credit group from redeeming stock or making loans, advances, dividends, distributions or other restricted payments to any entity that is not a member of the Hertz credit group, including Hertz Holdings, subject to certain exceptions.
Promissory Notes
References to our “Promissory Notes” relate to our promissory notes issued under three separate indentures prior to the Acquisition.
FLEET DEBT
The governing documents of certain of the fleet debt financing arrangements specified below contain covenants that, among other things, significantly limit or restrict (or upon certain circumstances may significantly restrict or prohibit) the ability of the borrowers, and the guarantors if applicable, to make certain restricted payments (including paying dividends, redeeming stock, making other distributions, loans or advances) to Hertz Holdings and Hertz, whether directly or indirectly.
HVF U.S. ABS Program
Hertz Vehicle Financing LLC, an insolvency remote, direct, wholly‑owned, special purpose subsidiary of Hertz, or “HVF,” is the issuer under the HVF U.S. ABS Program. HVF has entered into a base indenture that permits it to issue term and revolving rental car asset‑backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Hertz's (and through fleet sharing arrangements, a portion of the fleet used in Dollar Thrifty's) domestic car rental operations and contractual rights related to such vehicles.
References to the “HVF U.S. ABS Program” include HVF's U.S. Fleet Variable Funding Notes together with HVF's U.S. Fleet Medium Term Notes.
HVF U.S. Fleet Variable Funding Notes
References to the “HVF U.S. Fleet Variable Funding Notes” include HVF's Series 2009-1 Variable Funding Rental Car Asset Backed Notes, as amended, or the “Series 2009-1 Notes,” Series 2010-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2010-2 Notes,” and Series 2011-2 Variable Funding Rental Car Asset Backed Notes, or the “Series 2011-2 Notes,” collectively. As of December 31, 2012, the only U.S. Fleet Variable Funding Notes committed or outstanding were the Series 2009-1 Notes, which, as of December 31, 2012, permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability) on a revolving basis under an asset‑backed variable funding note facility.
In April 2012, HVF paid the HVF Series 2011-2 notes in full and terminated the related asset-backed variable funding note facility.
In May 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,188.0 million (subject to borrowing base availability).
In October 2012, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,238.8 million (subject to borrowing base availability) and extend the expected final maturity by one year to March 2014.
In December 2012, HVF paid the HVF Series 2010-2 Notes in full and terminated the related asset-backed variable funding note facility. At the same time, HVF amended the HVF Series 2009-1 Notes to permit aggregate maximum borrowings of $2,438.8 million (subject to borrowing base availability).
HVF U.S. Fleet Medium Term Notes
References to the “HVF U.S. Fleet Medium Term Notes” include HVF's Series 2009-2 Notes, Series 2010-1 Notes and Series 2011-1 Notes, collectively.
Series 2009-2 Notes: In October 2009, HVF issued the Series 2009-2 Rental Car Asset Back Notes, Class A, or the “HVF Series 2009-2 Class A Notes,” in an aggregate original principal amount of $1.2 billion. In June 2010, HVF issued the Subordinated Series 2009-2 Rental Car Asset Backed Notes, Class B, or the “HVF Series 2009-2 Class B Notes,” and together with the Series 2009-2 Class A, or the “HVF Series 2009-2 Notes,” in an aggregate original principal amount of $184.3 million.
Series 2010-1 Notes: In July 2010, HVF issued the Series 2010-1 Rental Car Asset Backed Notes, or the “HVF Series 2010-1 Notes,” in an aggregate original principal amount of $749.8 million.
Series 2011-1 Notes: In June 2011, HVF issued the Series 2011-1 Rental Car Asset Backed Notes, or the “HVF Series 2011-1 Notes,” in an aggregate original principal amount of $598.0 million.
See Note 18—Subsequent Events.
RCFC U.S. ABS Program
Rental Car Finance Corporation, or “RCFC,” became an insolvency remote, indirect, wholly‑owned, special purpose subsidiary of Hertz when Hertz acquired Dollar Thrifty. RCFC is the issuer under the RCFC U.S. ABS Program. RCFC has entered into a base indenture that permits it to issue term and revolving rental car asset-backed securities, the collateral for which consists primarily of a substantial portion of the rental car fleet used in Dollar Thrifty's (and through fleet sharing arrangements, a portion of the fleet used in Hertz's) domestic car rental operations and contractual rights related to such vehicles.
References to the “RCFC U.S. ABS Program” include RCFC's U.S. Fleet Variable Funding Notes together with RCFC's U.S. Fleet Medium Term Notes.
RCFC U.S. Fleet Variable Funding Notes
References to the “RCFC U.S. Fleet Variable Funding Notes” are to the RCFC Series 2010-3 Variable Funding Rental Car Asset Backed Notes, as amended, or the “RCFC Series 2010-3 Notes,” which, as of December 31, 2012, permit aggregate maximum borrowings of $600.0 million (subject to borrowing base availability) on a revolving basis under an asset-backed variable funding note facility.
RCFC U.S. Fleet Medium Term Notes
References to the “RCFC U.S. Fleet Medium Term Notes” include RCFC's Series 2011-1 Notes and RCFC's Series 2011-2 Notes, collectively.
Series 2011-1 Notes: In July 2011, RCFC issued the Series 2011-1 Rental Car Asset Backed Notes, or the “RCFC Series 2011-1 Notes,” in an aggregate original principal amount of $500.0 million.
Series 2011-2 Notes: In October 2011, RCFC issued the Series 2011-2 Rental Car Asset Backed Notes, or the “RCFC Series 2011-2 Notes,” in an aggregate original principal amount of $400.0 million.
Donlen ABS Program
Donlen GN II Variable Funding Notes
On September 1, 2011, in connection with our acquisition of Donlen, Donlen's GN II Variable Funding Notes, or the "GN II VFN," remained outstanding and lender commitments thereunder were increased to permit aggregate maximum borrowings of $850.0 million (subject to borrowing base availability).
In February 2012, Hertz's indirect, wholly-owned subsidiary GN Funding II L.L.C., or “GN II,” amended the GN II VFN to permit aggregate maximum borrowings of $900.0 million (subject to borrowing base availability).
In July 2012, GN II amended the GN II VFN to extend the expected maturity to December 2012 and to permit aggregate maximum borrowings of $1,000.0 million (subject to borrowing base availability).
In October 2012, GN II amended the GN II VFN to extend the expected final maturity to December 2013.
Fleet Debt-Other
U.S. Fleet Financing Facility
In September 2006, Hertz and Puerto Ricancars, Inc., a Puerto Rican corporation and wholly‑owned indirect subsidiary of Hertz, or “PR Cars,” entered into a credit agreement that provides for aggregate maximum borrowings of $165.0 million (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “U.S. Fleet Financing Facility.” The U.S. Fleet Financing Facility is the primary fleet financing for our car rental operations in Hawaii, Kansas, Puerto Rico and the U.S. Virgin Islands.
The obligations of each of Hertz and PR Cars under the U.S. Fleet Financing Facility are guaranteed by certain of Hertz's direct and indirect domestic subsidiaries. In addition, the obligations of PR Cars under the U.S. Fleet Financing Facility are guaranteed by Hertz. The lenders under the U.S. Fleet Financing Facility have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Hawaii, Puerto Rico and the U.S. Virgin Islands and certain contractual rights related to rental vehicles in Kansas, Hawaii, Puerto Rico and the U.S. Virgin Islands.
In September 2011, we extended the maturity of our U.S. Fleet Financing Facility to September 2015 and increased the facility size to $190.0 million. In connection with the extension, we made a number of modifications to the financing arrangement including decreasing the advance rate and increasing pricing.
European Revolving Credit Facility and European Fleet Notes
In June 2010, Hertz Holdings Netherlands B.V., an indirect wholly‑owned subsidiary of Hertz organized under the laws of The Netherlands, or “HHN BV,” entered into a credit agreement that provides for aggregate maximum borrowings of €220.0 million (the equivalent of $291.2 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑based revolving credit facility, or the “European Revolving Credit Facility,” and issued the 8.50% Senior Secured Notes due July 2015, or the “European Fleet Notes,” in an aggregate original principal amount of €400.0 million (the equivalent of $529.4 million as of December 31, 2012). References to the “European Fleet Debt” include HHN BV's European Revolving Credit Facility and the European Fleet Notes, collectively.
The European Fleet Debt is the primary fleet financing for our car rental operations in Germany, Italy, Spain, Belgium, New Zealand and Luxembourg, and can be expanded to provide fleet financing in Australia, Canada, France, The Netherlands, Switzerland, and the United Kingdom.
The obligations of HHN BV under the European Fleet Debt are guaranteed by Hertz and certain of Hertz's domestic and foreign subsidiaries.
The agreements governing the European Revolving Credit Facility and the indenture governing the European Fleet Notes contain covenants that apply to the Hertz credit group similar to those for the Senior Notes. In addition, the agreements and indenture contain a combination of security arrangements, springing covenants and “no liens” covenants intended to give the lenders under the European Fleet Debt enhanced recourse to certain assets of HHN BV and certain foreign subsidiaries of Hertz. The terms of the European Fleet Debt permit HHN BV to incur additional indebtedness that would be pari passu with either the European Revolving Credit Facility or the European Fleet Notes.
In June 2012, HHN BV amended the European Revolving Credit Facility to extend the maturity date from June 2013 to June 2015.
European Securitization
In July 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of €400.0 million (the equivalent of $529.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “European Securitization.” The European Securitization is the primary fleet financing for our car rental operations in France and The Netherlands. The lenders under the European Securitization have been granted a security interest primarily in the owned rental car fleet used in our car rental operations in France and The Netherlands and certain contractual rights related to such vehicles.
In August 2011, certain foreign subsidiaries extended the expected maturity of our European Securitization Facility to July 2013. In connection with the extension, International Fleet Financing No. 2 B.V. made a number of modifications to the financing arrangement including increasing the advance rate and decreasing pricing.
In July 2012, International Fleet Financing No. 2 B.V. amended the European Securitization to extend the maturity from July 2013 to July 2014.
Hertz-Sponsored Canadian Securitization
In May 2007, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of CAD$225.0 million (the equivalent of $226.1 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or as amended, the “Canadian Securitization.” The Canadian Securitization is the primary fleet financing for our car rental operations in Canada. The lender under the Canadian Securitization has been granted an indirect security interest primarily in the owned rental car fleet used in our car rental operations in Canada and certain contractual rights related to such vehicles as well as certain other assets owned by entities connected to the financing.
In November 2011, Hertz's indirect wholly owned subsidiary HC Limited Partnership extended the maturity of the Canadian Securitization to January 2012 and reduced the facility size to CAD$200.0 million (equivalent to $201.0 million as of December 31, 2012). In connection with the extension, HC Limited Partnership made a number of modifications to the financing arrangement including decreasing the pricing.
In January 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from January 2012 to March 2012. In March 2012, HC Limited Partnership amended the Canadian Securitization to extend the maturity date from March 2012 to May 2012. In the second quarter of 2012, the maturity date was extended to June 2013.
Dollar Thrifty-Sponsored Canadian Securitization
In March 2012 certain foreign subsidiaries of Dollar Thrifty entered into a trust indenture that permits the issuance of term and revolving rental car asset-backed securities, the collateral for which consists primarily of the rental car fleet used in Dollar Thrifty’s Canadian car rental operations and contractual rights related to such vehicles. These subsidiaries became indirect wholly-owned subsidiaries of Hertz when Hertz acquired Dollar Thrifty.
In March 2012 these subsidiaries issued asset-backed variable funding notes that provide for aggregate maximum borrowings of CAD$150.0 million (the equivalent of $150.7 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis, or the “Dollar Thrifty-Sponsored Canadian Securitization.” The expected final maturity of the Dollar Thrifty-Sponsored Canadian Securitization is August 2014.
Australian Securitization
In November 2010, certain foreign subsidiaries entered into a facility agreement that provides for aggregate maximum borrowings of A$250.0 million (the equivalent of $259.4 million as of December 31, 2012) (subject to borrowing base availability) on a revolving basis under an asset‑backed securitization facility, or the “Australian Securitization.” The Australian Securitization is the primary fleet financing for Hertz's car rental operations in Australia. The lender under the Australian Securitization has been granted a security interest primarily in the owned rental car fleet used in our car rental operations in Australia and certain contractual rights related to such vehicles. In connection with the issuance of the Australian Securitization, an interest rate cap was purchased by a subsidiary, HA Fleet Pty Limited. Concurrently, Hertz sold an offsetting interest rate cap, thereby neutralizing the hedge on a consolidated basis and reducing the net cost of the hedge.
In October 2012, Hertz's indirect, wholly-owned subsidiary HA Fleet Pty Limited amended the Australian Securitization to extend the expected maturity date thereunder to December 2014 in connection with this transaction both HA Fleet Pty Limited and Hertz amended the existing interest rate caps, modifying and extending the amortization schedule to the new maturity date of the securitization.
See Note 14—Financial Instruments.
Brazilian Fleet Financing Facility
As of December 31, 2012, our Brazilian operating subsidiary is party to certain local financing arrangements, which are collateralized by certain of its assets, which we refer to as the "Brazilian Fleet Financing Facility."
In June 2012, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from June 2012 to February 2013.
See Note 18—Subsequent Events.
Capitalized Leases
References to the “Capitalized Leases” include the capitalized lease financings outstanding in the United Kingdom, or the “U.K. Leveraged Financing,” Australia, The Netherlands and the United States. The amount available under the U.K. Leveraged Financing, which is the largest portion of the Capitalized Leases, as of December 31, 2012 was £195 million (the equivalent of $314.0 million as of December 31, 2012).
Restricted Net Assets
As a result of the contractual restrictions on Hertz's or its subsidiaries' ability to pay dividends (directly or indirectly) under various terms of our debt, as of December 31, 2012, the restricted net assets of our subsidiaries exceeded 25% of our total consolidated net assets.
Registration Rights
Hertz entered into exchange and registration rights agreements entered into in connection with (i) the issuance of $250 million in aggregate principal amount of the 6.75% Senior Notes due 2019 in March 2012, and (ii) the release from escrow of the proceeds of $700 million aggregate principal amount of 5.875% Senior Notes due 2020 and $500 million aggregate principal amount of 6.250% Senior Notes due 2022. Pursuant to the terms of these agreements, Hertz agreed to file a registration statement under the Securities Act of 1933, as amended, to permit either the exchange of such notes for registered notes or, in the alternative, the registered resale of such notes. Hertz's failure to meet its obligations under either exchange and registration rights agreement, including by failing to have the registration statement become effective by the date that is 365 days after the respective date of the exchange and registration rights agreement or failing to complete the exchange offer by the date that is 395 days after the date of the exchange and registration rights agreement, will result in Hertz incurring special interest on such notes at a per annum rate of 0.25% for the first 90 days of any period where a default has occurred and is continuing, which rate will be increased by an additional 0.25% during each subsequent 90 day period, up to a maximum of 0.50%. A registration statement on Form S-4 covering the exchange of such notes was declared effective by the SEC on February 1, 2013 and the exchange offer is scheduled to be completed on March 6, 2013, so we do not believe the special interest obligation is probable, and as such, we have not recorded any amounts for special interest with respect to these notes.
Financial Covenant Compliance
Under the terms of our Senior Term Facility and Senior ABL Facility, we are not subject to ongoing financial maintenance covenants; however, under the Senior ABL Facility, failure to maintain certain levels of liquidity will subject the Hertz credit group to a contractually specified fixed charge coverage ratio of not less than 1:1 for the four quarters most recently ended. As of December 31, 2012, we were not subject to such contractually specified fixed charge coverage ratio.
Borrowing Capacity and Availability
As of December 31, 2012, the following facilities were available for the use of Hertz and its subsidiaries (in millions of dollars):

	Remaining Capacity	Availability Under Borrowing Base Limitation
Corporate Debt
Senior ABL Facility	$1,183.7	$1,146.0
Total Corporate Debt	1,183.7	1,146.0
Fleet Debt
HVF U.S. Fleet Variable Funding Notes	88.8	—
RCFC U.S. Fleet Variable Funding Notes	81.0	—
Donlen GN II Variable Funding Notes	105.0	—
U.S. Fleet Financing Facility	24.0	—
European Revolving Credit Facility	105.9	7.9
European Securitization	287.2	—
Hertz-Sponsored Canadian Securitization	100.5	—
Dollar Thrifty-Sponsored Canadian Securitization	95.5	—
Australian Securitization	110.5	—
Capitalized Leases	85.1	27.5
Total Fleet Debt	1,083.5	35.4
Total	$2,267.2	$1,181.4

Our borrowing capacity and availability primarily comes from our "revolving credit facilities," which are a combination of asset-backed securitization facilities and asset-based revolving credit facilities. Creditors under each of our revolving credit facilities have a claim on a specific pool of assets as collateral. Our ability to borrow under each revolving credit facility is a function of, among other things, the value of the assets in the relevant collateral pool. We refer to the amount of debt we can borrow given a certain pool of assets as the "borrowing base."
We refer to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., the amount of debt we could borrow assuming we possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility.
We refer to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt we could borrow given the collateral we possess at such time).
As of December 31, 2012, the Senior Term Facility had approximately $8.0 million available under the letter of credit facility and the Senior ABL Facility had $1,010.4 million available under the letter of credit facility sublimit, subject to borrowing base restrictions.
Substantially all of our revenue earning equipment and certain related assets are owned by special purpose entities, or are encumbered in favor of our lenders under our various credit facilities.
Some of these special purpose entities are consolidated variable interest entities, of which we are the primary beneficiary, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of rental vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. As of December 31, 2012 and December 31, 2011, our International Fleet Financing No. 1 B.V., International Fleet Financing No. 2 B.V. and HA Funding Pty, Ltd. variable interest entities had total assets primarily comprised of loans receivable and revenue earning equipment of $440.8 million and $456.3 million, respectively, and total liabilities primarily comprised of debt of $440.3 million and $455.8 million, respectively.
Accrued Interest
As of December 31, 2012 and 2011, accrued interest was $86.4 million and $85.7 million, respectively, which is reflected in our consolidated balance sheet in “Other accrued liabilities.”
For subsequent events relating to our indebtedness, see Note 18—Subsequent Events.

7. DEBT AND OTHER OBLIGATIONS

        Debt and other obligations as of September 30, 2012 and December 31, 2011 consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Vehicle debt and other obligations
Asset-backed medium-term notes:
Series 2011-2 notes (matures May 2015)	$400,000	$400,000
Series 2011-1 notes (matures February 2015)	500,000	500,000
Series 2007-1 notes (matured July 2012)	—	500,000

	900,000	1,400,000
Discounts on asset-backed medium-term notes	(32)	(45)

Asset-backed medium-term notes, net of discount	899,968	1,399,955
Series 2010-3 variable funding notes (matures December 2013)	510,000	—
CAD Series 2012-1 notes (Canadian fleet financing) (matures August 2014)	71,169	—

Total debt and other obligations	$1,481,137	$1,399,955

Asset-Backed Medium-Term Notes

        Asset-backed medium-term notes were issued by RCFC in October 2011 (the "Series 2011-2 notes"), July 2011 (the "Series 2011-1 notes"), and May 2007 (the "Series 2007-1 notes").

        The $400 million of Series 2011-2 notes were issued at a fixed interest rate of 3.21% and will be repaid monthly over a six-month period, beginning in December 2014, with an expected final maturity date of May 2015. At September 30, 2012, the Series 2011-2 notes required compliance with a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million, consistent with the terms of the Company's Revolving Credit Facility (hereinafter defined).

        The Series 2011-1 notes are comprised of $420 million principal amount of Series 2011-1 Class A Notes with a fixed interest rate of 2.51% and $80 million principal amount of Series 2011-1 Class B Notes with a fixed interest rate of 4.38%. On a blended basis, the average annual coupon on the combined $500 million principal amount of the Series 2011-1 notes is approximately 2.81%. The Series 2011-1 notes will be repaid monthly over a six-month period, beginning in September 2014, with an expected final maturity date in February 2015.

        The Series 2007-1 notes began scheduled amortization in February 2012 and were paid in full in July 2012. During the three and nine months ended September 30, 2012, $83.3 million and $500.0 million of principal payments were made, respectively.

Variable Funding Notes

        The Company had drawn $510 million of the $600 million Series 2010-3 variable funding note ("VFN") at September 30, 2012. At the end of the revolving period, the then-outstanding principal amount of the Series 2010-3 VFN will be repaid monthly over a three-month period, beginning in October 2013, with the final payment due in December 2013. The facility bears interest at a spread of 130 basis points above each funding institution's cost of funds, which may be based on either the weighted-average commercial paper rate, a floating one-month LIBOR rate or a Eurodollar rate. The Series 2010-3 VFN had an interest rate of 1.57% at September 30, 2012. The Series 2010-3 VFN also has a facility fee commitment rate of up to 0.8% per annum on any unused portion of the facility. The Series 2010-3 VFN requires compliance with a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million, consistent with the terms of the Company's Revolving Credit Facility.

Canadian Fleet Financing

        On March 9, 2012, the Company completed a CAD Series 2012-1 $150 million Canadian fleet securitization program (the "CAD Series 2012-1 notes"). This program has a term of two years and requires a program fee of 150 basis points above the one-month rate for Canadian dollar denominated bankers' acceptances or weighted average commercial paper rates, as well as a utilization fee of 65 basis points on the unused CAD Series 2012-1 amount. At September 30, 2012, CAD $70 million (US $71.2 million) of the CAD Series 2012-1 notes had been drawn. The CAD Series 2012-1 notes had an interest rate of 2.69% at September 30, 2012.

Revolving Credit Facility

        On February 16, 2012, the Company terminated the existing senior secured credit facility and replaced it with a new $450 million revolving credit facility (the "Revolving Credit Facility") that expires in February 2017. Pricing under the Revolving Credit Facility is grid-based with a spread above LIBOR that will range from 300 basis points to 350 basis points, based upon usage of the facility. Commitment fees under the Revolving Credit Facility will equal 50 basis points on unused capacity. Under the Revolving Credit Facility, the Company is subject to a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0 and a minimum corporate EBITDA requirement of $75 million. In addition, the Revolving Credit Facility contains various restrictive covenants including, among others, limitations on the Company's and its subsidiaries' ability to incur additional indebtedness, make loans, acquisitions or other investments, grant liens on their respective property, dispose of assets, pay dividends or conduct stock repurchases, make capital expenditures or engage in certain transactions with affiliates.

        Under the Revolving Credit Facility, the Company has the ability (subject to specified conditions and limitations), among other things, to incur up to $400 million of unsecured indebtedness; to enter into permitted acquisitions of up to $250 million in the aggregate during the term of the Revolving Credit Facility and to incur financing and assume indebtedness in connection therewith; to make investments in the Company's U.S. special-purpose financing entities (including RCFC) and its Canadian special-purpose financing entities, in aggregate amounts at any time outstanding of up to $750 million and $150 million, respectively; and to make dividend, stock repurchase and other restricted payments in an amount up to $300 million, plus 50% of cumulative adjusted net income (or minus 100% of cumulative adjusted net loss, as applicable) for the period beginning January 1, 2012 and ending on the last day of the fiscal quarter immediately preceding the restricted payment.

        The Company had letters of credit outstanding under the Revolving Credit Facility of $0.1 million for U.S. enhancement and $40.8 million in general purpose letters of credit with a remaining available capacity of $409.1 million at September 30, 2012.

Covenant Compliance

        As of September 30, 2012, the Company is in compliance with all covenants under its various financing arrangements.

8. DEBT AND OTHER OBLIGATIONS

        Debt and other obligations consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Vehicle debt and other obligations
Asset-backed medium-term notes
Series 2011-2 notes (matures May 2015)	$400,000	$—
Series 2011-1 notes (matures February 2015)	500,000	—
Series 2007-1 notes (matures July 2012)	500,000	500,000
Series 2006-1 notes (matured May 2011)	—	500,000

	1,400,000	1,000,000
Discounts on asset-backed medium-term notes	(45)	—

Asset-backed medium-term notes, net of discount	1,399,955	1,000,000
Series 2010-1 variable funding note (terminated October 2011)	—	200,000
CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011)	—	49,118

Total vehicle debt and other obligations	1,399,955	1,249,118

Non-vehicle debt
Term Loan	—	148,125

Total non-vehicle debt	—	148,125

Total debt and other obligations	$1,399,955	$1,397,243

Asset-Backed Medium-Term Notes

        Asset-backed medium-term notes were issued by RCFC in October 2011 (the "Series 2011-2 notes"), July 2011 (the "Series 2011-1 notes"), May 2007 (the "Series 2007-1 notes") and March 2006 (the "Series 2006-1 notes").

        The Series 2011-2 notes of $400 million were issued at a fixed interest rate of 3.21% and will be repaid monthly over a six-month period, beginning in December 2014, with an expected final maturity date of May 2015. At December 31, 2011, the Series 2011-2 notes required compliance with a maximum leverage ratio of 2.25 to 1.00 and a minimum interest coverage ratio of 2.00 to 1.00, consistent with the terms of the Company's Senior Secured Credit Facilities. These financial covenants were modified in connection with the Company's entry into the New Revolving Credit Facility. See below for further discussion.

        The Series 2011-1 notes are comprised of $420 million principal amount of Series 2011-1 Class A Notes with a fixed interest rate of 2.51% and $80 million principal amount of Series 2011-1 Class B Notes with a fixed interest rate of 4.38%. On a blended basis, the average annual coupon on the combined $500 million principal amount of the Series 2011-1 notes is approximately 2.81%. The Series 2011-1 notes will be repaid monthly over a six-month period, beginning in September 2014, with an expected final maturity date in February 2015.

        The Series 2007-1 notes will begin scheduled amortization in February 2012, and will amortize over a six-month period with an expected final maturity date in July 2012. The Series 2007-1 notes are insured by Financial Guaranty Insurance Company ("FGIC"). The Series 2007-1 notes are floating rate notes that were previously effectively converted to fixed rate notes through entry into swap agreements. At December 31, 2011, the Series 2007-1 notes had an interest rate of 0.4%. On December 28, 2011, the Company paid $8.8 million to terminate its 2007 swap agreements.

        The Series 2006-1 notes began scheduled amortization in December 2010 and were paid in full in May 2011.

        The assets of RCFC, including revenue-earning vehicles related to the asset-backed medium-term notes, restricted cash and investments, and certain receivables related to revenue-earning vehicles, are available to satisfy the claims of its creditors. Dollar and Thrifty lease vehicles from RCFC under the terms of certain master lease and servicing agreements. The asset-backed note indentures also provide for additional credit enhancement through over collateralization of the vehicle fleet, cash or letters of credit and/or maintenance of a liquidity reserve. RCFC is in compliance with the terms of the indentures.

Variable Funding Notes

        The Series 2010-1 variable funding note ("VFN") of $200 million and the Series 2010-2 VFN of $300 million were both terminated in October of 2011.

        On September 29, 2011, RCFC renewed the Series 2010-3 VFN, increasing the capacity from $450 million to $600 million and extending the revolving period from the previous 364-day structure to two years. The facility bears interest at a spread of 130 basis points above each funding institution's cost of funds, which may be based on either the weighted-average commercial paper rate, a floating one-month LIBOR rate or a Eurodollar rate. The Series 2010-3 VFN was undrawn at December 31, 2011. The Series 2010-3 VFN has a facility fee commitment rate of up to 0.8% per annum on any unused portion of the facility. At the end of the revolving period, the then-outstanding principal amount of the Series 2010-3 VFN will be repaid monthly over a three-month period, beginning in October 2013, with the final payment in December 2013. At December 31, 2011, the Series 2010-3 VFN required compliance with a maximum leverage ratio of 2.25 to 1.00 and a minimum interest coverage ratio of 2.00 to 1.00, consistent with the terms of the Company's Senior Secured Credit Facilities. These financial covenants were modified in connection with the Company's entry into the New Revolving Credit Facility. See below for further discussion.

Canadian Fleet Financing

        On April 18, 2011, due to the Company's excess cash position and the cost differential between the interest rate on its Canadian fleet financing and interest rates earned on investment of excess cash, the Company fully repaid the outstanding balance of CAD $54.0 million (US $56.0 million) and terminated the CAD Series 2010 Program. During the remainder of 2011, the Company funded any Canadian fleet needs with cash on hand and cash generated from operations. Direct investments in the Canadian fleet funded from cash and cash equivalents totaled CAD $64.9 million (US $63.5 million) as of December 31, 2011.

Senior Secured Credit Facilities

        At December 31, 2011, the senior secured credit facilities (the "Senior Secured Credit Facilities"), which were refinanced and terminated in February 2012, were comprised of a $231.3 million revolving credit facility (the "Revolving Credit Facility") as the term loan portion of the Senior Secured Credit Facilities was repaid at $143.1 million and terminated in August 2011.

        The Company had letters of credit outstanding under the Revolving Credit Facility of $144.3 million for U.S. enhancement and $54.7 million in general purpose enhancements, with remaining available capacity of $32.3 million at December 31, 2011.

        On February 16, 2012, the Company terminated the existing Senior Secured Credit Facilities and replaced it with a new $450 million revolving credit facility (the "New Revolving Credit Facility") that expires in February 2017. Pricing under the New Revolving Credit Facility is grid based with a spread above LIBOR that will range from 300 basis points to 350 basis points, based upon usage of the facility. Commitment fees under the New Revolving Credit Facility will equal 50 basis points on unused capacity. Under the New Revolving Credit Facility, the Company is subject to a maximum corporate leverage ratio of 3.0 to 1.0, a minimum corporate interest coverage ratio of 2.0 to 1.0, and a minimum corporate EBITDA requirement of $75 million. In addition, the New Revolving Credit Facility contains covenants restricting its ability to undertake certain activities, including, among others, restrictions on the Company and its subsidiaries' ability to incur additional indebtedness, make loans, acquisitions or other investments, grant liens on its property, dispose of assets, pay dividends or conduct stock repurchases, make capital expenditures or engage in certain transactions with affiliates.

        Under the New Revolving Credit Facility, certain restrictions were relaxed or extended from the Senior Secured Credit Facilities, including the Company's ability, subject to certain limitations, to make dividend, share repurchase and other restricted payments under the New Revolving Credit Facility, in an amount up to $300 million, plus 50% of cumulative adjusted net income (or minus 100% of cumulative adjusted net loss, as applicable) for the period beginning January 1, 2012 and ending on the last day of the fiscal quarter immediately preceding the restricted payment.

Covenant Compliance

        The Company was in compliance with all covenants under its financing arrangements as of December 31, 2011.

        During 2011, the Company paid $14.8 million in financing issuance costs primarily related to the issuance of its Series 2011-1 notes and the renewal of the Series 2010-3 VFN.

        Expected maturities of debt and other obligations outstanding at December 31, 2011 are as follows:

	2012	2013	2014	2015	Thereafter
	(In Thousands)
Asset-backed medium-term notes	$500,000	$—	$400,000	$500,000	$—

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
DERIVATIVE FINANCIAL INSTRUMENTS

8. DERIVATIVE FINANCIAL INSTRUMENTS

        The Company is exposed to market risks, such as changes in interest rates, and has historically entered into interest rate swap and cap agreements to manage that risk. Additionally, some of the Company's debt facilities require interest rate cap agreements in order to limit the Company's exposure to increases in interest rates. The Company used interest rate swap agreements for asset-backed medium-term note issuances in 2007 to effectively convert variable interest rates to fixed interest rates; however, in late 2011, the Company terminated its 2007 swap agreements and paid a termination fee of $8.8 million to settle the outstanding liability. The remaining unamortized value of the hedge deferred in accumulated other comprehensive income (loss) on the balance sheet was reclassified into earnings as interest expense through July 2012. During the three and nine months ended September 30, 2012, $0.4 million and $8.5 million, respectively, were reclassified into earnings as interest expense. The Company has also used interest rate cap agreements for its Series 2010-3 VFN, to effectively limit the variable interest rate on a total of $600 million in asset-backed VFNs. These cap agreements have a termination date of July 2014. There were no derivatives designated as hedging instruments at September 30, 2012 or December 31, 2011.

        The fair value of derivatives outstanding at September 30, 2012 and December 31, 2011 are as follows (in thousands):

Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	September 30, 2012		December 31, 2011		September 30, 2012		December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments	Prepaid expenses and other assets		Prepaid expenses and other assets		Accrued liabilities		Accrued liabilities
Interest rate contracts		$23		$548		$—		$—

        The (gain) loss recognized on interest rate swap and cap agreements that do not qualify for hedge accounting treatment and thus are not designated as hedging instruments for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative
	Three Months Ended September 30,		Nine Months Ended September 30,
Derivatives Not Designated as Hedging Instruments					Location of (Gain) or Loss Recognized in Income on Derivative
	2012	2011	2012	2011
Interest rate contracts	$40	$523	$525	$(3,367)	Net (increase) decrease in fair value of derivatives

        The amount of gain (loss), net of tax and reclassification, recognized on the terminated hedging instruments in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)
			Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)
					Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships	2012	2011	2012	2011
Three Months Ended September 30,
Interest rate contracts	$—	$3,591	$(207)	$(3,572)	Interest expense, net of interest income

Nine Months Ended September 30,
Interest rate contracts	$—	$10,288	$(4,939)	$(10,654)	Interest expense, net of interest income

        Additionally, $0.4 million, net of tax, was reclassified from AOCI related to the discontinuance of a cash flow hedge during the nine months ended September 30, 2011.

9. DERIVATIVE FINANCIAL INSTRUMENTS

        The Company is exposed to market risks, such as changes in interest rates, and has entered into interest rate swap and cap agreements to manage that risk. Additionally, some of the Company's debt facilities require interest rate cap agreements in order to limit the Company's exposure to increases in interest rates. Consequently, the Company manages the financial exposure as part of its risk management program by striving to reduce the potentially adverse effects that the volatility of the financial markets may have on the Company's operating results. The Company used interest rate swap agreements for asset-backed medium-term note issuances in 2007, to effectively convert variable interest rates on a total of $500 million in asset-backed medium-term notes to fixed interest rates. On December 28, 2011, the Company terminated its 2007 swap agreements and paid a termination fee of $8.8 million to settle the outstanding liability, which is disclosed in cash flows from financing activities in the Consolidated Statements of Cash Flows. The remaining unamortized value of the hedge in accumulated other comprehensive income (loss) on the balance sheet will be reclassified into earnings as interest expense over the remaining term of the related debt through July 2012. The Company has also used interest rate cap agreements for its 2010-3 VFN, to effectively limit the variable interest rate on a total of $600 million in asset-backed VFNs. This cap has a termination date of July 2014. The Series 2010-1 VFN and Series 2010-2 VFN interest rate cap agreements were terminated in December 2011 following the termination of the related debt facilities.

        The fair value of derivatives outstanding for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Fair Values of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$—	Prepaid expenses and other assets	$861	Accrued liabilities	$—	Accrued liabilities	$31,254

Derivatives not designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$548	Prepaid expenses and other assets	$494	Accrued liabilities	$—	Accrued liabilities	$5,634

Total derivatives		$548		$1,355		$—		$36,888

        The interest rate swap agreements related to the Series 2006-1 notes and the interest rate cap agreements related to the Series 2010-1 VFN, the Series 2010-2 VFN and the Series 2010-3 VFN do not qualify for hedge accounting treatment. The (gain) loss recognized in income on derivatives not designated as hedging instruments for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative		Location of (Gain) or Loss Recognized in Income on Derivative
	Years Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010
Interest rate contracts	$(3,244)	$(28,694)	Net (increase) decrease in fair value of derivatives

Total	$(3,244)	$(28,694)

        The interest rate swap agreement entered into in May 2007 related to the Series 2007-1 notes ("2007 Swap") constituted a cash flow hedge and satisfied the criteria for hedge accounting under the "long-haul" method.

        The amount of gain (loss), net of tax and reclassification, recognized on the derivative in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income (loss) for the years ended December 31, 2011 and 2010 are as follows (in thousands):

Derivatives in Cash Flow Hedging Relationships	2011	2010	2011	2010
	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)		Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Years Ended December 31,					Interest expense, net of interest income
Interest rate contracts	$10,259	$5,543	$(14,229)	$(14,069)

Total	$10,259	$5,543	$(14,229)	$(14,069)

        At December 31, 2011, the Company no longer has an interest rate contract related to the 2007 Swap due to its early termination on December 28, 2011, and no ineffectiveness was recorded in income during 2011. Additionally, $0.4 million, net of tax, was reclassified from AOCI related to the discontinuance of a cash flow hedge during 2011.

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
FAIR VALUE MEASUREMENTS

9. FAIR VALUE MEASUREMENTS

        Financial instruments are presented at fair value in the Company's balance sheets. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. These categories include (in descending order of priority): Level 1, defined as observable inputs for identical instruments such as quoted prices in active markets; Level 2, defined as inputs, other than quoted prices in active markets, that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        The following tables show assets and liabilities measured at fair value on a recurring basis as of September 30, 2012 and December 31, 2011 on the Company's balance sheet, and the input categories associated with those assets and liabilities:

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$23	$—	$23	$—
Deferred Compensation Plan Assets(a)	6,998	6,998	—	—

Total	$7,021	$6,998	$23	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

        The fair value of derivative assets, consisting of interest rate caps as discussed above, is calculated using proprietary models utilizing observable inputs, as well as future assumptions related to interest rates, credit risk and other variables. These calculations are performed by the financial institutions that are counterparties to the applicable cap agreements and reported to the Company on a monthly basis. The Company uses these reported fair values to adjust the asset as appropriate. The Company evaluates the reasonableness of the calculations by comparing similar calculations from other counterparties for the applicable period and performs back-testing through use of the look back approach to evaluate the fair value provided by the financial institutions. Deferred compensation plan assets consist of publicly traded securities and are valued in accordance with market quotations. There were no transfers into or out of Level 1 or Level 2 measurements for the nine months ended September 30, 2012 or the 12 months ended December 31, 2011. The Company's policy is to recognize transfers between levels as of the beginning of the period in which the event or change in circumstances triggering the transfer occurs. The Company had no Level 3 financial instruments at any time during the nine months ended September 30, 2012 or the 12 months ended December 31, 2011.

        The following estimated fair values of financial instruments have been determined by the Company using available market information and valuation methodologies described below.

        Cash and Cash Equivalents and Restricted Cash and Investments—Cash and cash equivalents and restricted cash and investments consist of short-term, highly liquid investments with original maturities of three months or less when purchased and are comprised primarily of bank deposits, commercial paper and money market funds. The carrying amounts of these items are a reasonable estimate of their fair value due to the short-term nature of these instruments. The Company maintains its cash and cash equivalents in accounts that may not be federally insured.

        Receivables and Accounts Payable—The carrying amounts of these items are a reasonable estimate of their fair value. The Company has not experienced any material losses in such accounts and believes it is not exposed to significant credit risk.

        Debt and Other Obligations—The fair values of the debt traded on the secondary markets were developed utilizing a market approach based on observable inputs from similar debt arrangements and from information regarding the trading of the Company's debt in non-active secondary markets and, thus, the debt is classified as Level 2 in the fair value hierarchy. The Company's other debt is not traded, including floating rate debt for which the carrying amounts are a reasonable estimate of the fair value, as well as fixed rate debt for which the fair values were estimated utilizing an income approach based on discount rates derived from other comparable issuances that include certain unobservable inputs. The non-traded debt is classified as Level 3 in the fair value hierarchy. A portion of the Company's debt is denominated in Canadian dollars, and its carrying value is impacted by exchange rate fluctuations. However, this foreign currency risk is mitigated by the underlying collateral, which is the Company's Canadian fleet.

        The following tables provide information about the Company's market sensitive financial instruments valued at September 30, 2012 and December 31, 2011:

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 9/30/12	Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates(1)	$(510,000)	$(510,000)	$—	$—	$(510,000)
Vehicle debt and obligations-fixed rates	(900,000)	(926,819)	—	(516,296)	(410,523)
Canadian dollar denominated vehicle debt and obligations-floating rates	(71,169)	(71,169)	—	—	(71,169)

Total	$(1,481,169)	$(1,507,988)	$—	$(516,296)	$(991,692)

(1)
The fair value of the Series 2010-3 VFN excludes the impact of the related interest rate cap.

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 12/31/11	Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates	$(500,000)	$(495,820)	$—	$(495,820)	$—
Vehicle debt and obligations-fixed rates	(900,000)	(899,292)	—	(499,292)	(400,000)

Total	$(1,400,000)	$(1,395,112)	$—	$(995,112)	$(400,000)

10. FAIR VALUE MEASUREMENTS

        Financial instruments are presented at fair value in the Company's balance sheets. Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. These categories include (in descending order of priority): Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        The following tables show assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 on the Company's balance sheet, and the input categories associated with those assets and liabilities:

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$1,355	$—	$1,355	$—
Derivative Liabilities	(36,888)	—	(36,888)	—
Marketable Securities (available for sale)	169	169	—	—
Deferred Compensation Plan Assets(a)	3,916	—	3,916	—

Total	$(31,448)	$169	$(31,617)	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

        The fair value of derivative assets and liabilities, consisting primarily of interest rate swaps and caps as discussed above, is calculated using proprietary models utilizing observable inputs, as well as future assumptions related to interest rates, credit risk and other variables. These calculations are performed by the financial institutions that are counterparties to the applicable swap and cap agreements and reported to the Company on a monthly basis. The Company uses these reported fair values to adjust the asset or liability as appropriate. The Company evaluates the reasonableness of the calculations by comparing similar calculations from other counterparties for the applicable period and performs back-testing through use of the look back approach to evaluate the fair value provided by the financial institutions. Deferred compensation plan assets consist of publicly traded securities and are valued in accordance with market quotations. The Company had no Level 3 financial instruments at any time during the years ended December 31, 2011 and 2010.

        The following estimated fair values of financial instruments have been determined by the Company using available market information and valuation methodologies.

        Cash and Cash Equivalents, Cash and Cash Equivalents—Required Minimum Balance, Restricted Cash and Investments, Receivables, Accounts Payable, Accrued Liabilities and Vehicle Insurance Reserves—The carrying amounts of these items are a reasonable estimate of their fair value. The Company maintains its cash and cash equivalents in accounts that may not be federally insured. The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk.

        Letters of Credit and Surety Bonds—The letters of credit and surety bonds of $203.1 million and $47.4 million, respectively, have no fair value as they support the Company's corporate operations and are not anticipated to be drawn upon.

        Debt and Other Obligations—The fair values of the asset-backed medium-term notes were developed using a valuation model that utilizes current market and industry conditions, assumptions related to the financial insurers providing financial guaranty policies on those notes and the limited market liquidity for such notes. Additionally, the fair value of the Term Loan was similarly developed using a valuation model and current market conditions.

        The following tables provide information about the Company's market sensitive financial instruments valued at December 31, 2011 and 2010:

Debt and other obligations at December 31, 2011	Carrying Value	Fair Value at 12/31/11
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates	$500,000	$495,820
Vehicle debt and obligations—fixed rates	$900,000	$899,292

Debt and other obligations at December 31, 2010	Carrying Value	Fair Value at 12/31/10
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates(1)	$1,200,000	$1,178,875
Vehicle debt and obligations—Canadian dollar denominated	$49,118	$49,118
Non-vehicle debt—Term Loan	$148,125	$146,459
(1)
Includes $500 million relating to the Series 2006-1 notes, the $500 million Series 2007-1 notes swapped from floating interest rates to fixed interest rates, and the $200 million Series 2010-1 VFN. The fair value excludes the impact of the related interest rate swaps and cap.

EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS

11. EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS

Employee Benefit Plans

        The Company sponsors a retirement savings plan that incorporates the salary reduction provisions of Section 401(k) of the Internal Revenue Code and covers substantially all employees of the Company meeting specific age and length of service requirements. The Company matches employee contributions up to 2% of the employee's eligible compensation in cash, subject to statutory limitations.

        Contributions expensed by the Company totaled $1.8 million, $1.7 million and $1.8 million in 2011, 2010 and 2009, respectively.

        Included in accrued liabilities at December 31, 2011 and 2010 is $2.3 million and $2.0 million, respectively, for employee health claims which are self-insured by the Company. The accrual includes amounts for incurred and incurred but not reported claims. The Company expensed $15.4 million, $15.8 million, and $20.2 million for self-insured health claims incurred in 2011, 2010 and 2009, respectively.

        The Company has bonus plans for its executive and middle management based on Company performance. Expense related to these plans was $9.8 million, $11.2 million and $10.0 million in 2011, 2010 and 2009, respectively.

Deferred Compensation and Retirement Plans

        In 2009, the Company adopted a 2009 Deferred Compensation Plan wherein key executives will receive contributions equal to 15% of such executives' current annual base compensation for the year ended December 31, 2009 and thereafter. Under this Plan, participants are immediately vested in the Company's contributions. Expense related to these plans for contributions made by the Company totaled $0.9 million, $0.8 million and $0.8 million in 2011, 2010 and 2009, respectively.

        The balance in the deferred compensation and retirement plans, which is reflected in accrued liabilities, was $5.8 million and $3.9 million as of December 31, 2011 and 2010, respectively.

Share-Based Payment Plans

Long-Term Incentive Plan

        The Company has a long-term incentive plan ("LTIP") for employees and non-employee directors under which the Human Resources and Compensation Committee of the Board of Directors of the Company (the "Committee") is authorized to provide for grants in the form of incentive option rights, non-qualified option rights, tandem appreciation rights, free-standing appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards to key employees and non-employee directors that may be payable or related to common stock or factors that may influence the value of common stock. The Company issues new shares from remaining authorized common stock to satisfy option exercises and grants under the LTIP. At December 31, 2011, the Company's common stock authorized for issuance under the LTIP was 2,083,550 shares. The Company has 247,517 shares available for future LTIP awards at December 31, 2011 after reserving for the maximum potential shares that could be awarded under existing LTIP grants.

        Compensation cost for non-qualified option rights, performance shares and restricted stock awards is recognized based on the fair value of the awards granted at the grant-date and is amortized to compensation expense on a straight-line basis over the requisite service periods of the stock awards, which are generally the vesting periods. The Company recognized compensation costs of $4.1 million, $4.8 million and $6.2 million during 2011, 2010 and 2009, respectively, for such awards. The Company deems a tax benefit to be realized when the benefit provides incremental benefit by reducing current taxes payable that it otherwise would have had to pay absent the share-based compensation deduction (the "with-and-without" approach). Under this approach, share-based compensation deductions are, effectively, always considered last to be realized. The total income tax benefit recognized in the statements of income for share-based compensation payments was $1.6 million, $1.9 million and $2.7 million for 2011, 2010 and 2009, respectively.

        Option Rights Plan—Under the LTIP, the Committee may grant non-qualified option rights to key employees and non-employee directors. The exercise prices for non-qualified option rights are equal to the fair market value of the Company's common stock at the date of grant. The non-qualified option rights have a term not exceeding ten years from the date of grant. The maximum number of shares for which option rights may be granted under the LTIP to any participant during any calendar year is 285,000.

        During 2011 and 2010, there were no stock option awards granted. The Black-Scholes option valuation model was used to estimate the fair value of the 2009 stock option awards at the date of the grant. The Company used the simplified method to estimate the weighted-average expected life of the options granted. The Company used a blended volatility rate that combines market-based measures of implied volatility with historical price volatility as the most appropriate indicator of the Company's expected price volatility in 2009. The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected life at the time of grant. The expected dividend payments were zero as the Company has not paid cash dividends since completion of its initial public offering. The assumptions used to calculate compensation expense relating to the stock option awards granted during 2009 were as follows: weighted-average expected life of the awards of five years, expected price volatility factor of 80.24%, risk-free interest rate of 2.36% and no dividend payments. The weighted average grant-date fair value of options issued in 2009 was $4.44. The options issued in May 2009 vest in installments over three years with 20% exercisable in each of 2010 and 2011 and the remaining 60% exercisable in 2012. The total fair value of options vested during 2011, 2010 and 2009 was $4.0 million, $0.9 million and $0.2 million, respectively. Unrecognized expense remaining for the options at December 31, 2011, was $0.2 million and will be recognized through April 2012.

        The following table sets forth the non-qualified option rights activity under the LTIP for the period indicated:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2011	2,277	$5.73	7.61	$94,545

Granted	—	—
Exercised	(672)	7.10
Canceled (Forfeited/Expired)	(30)	7.62

Outstanding at December 31, 2011	1,575	$5.11	6.89	$102,579

Fully vested and exercisable options at: December 31, 2011	917	$5.46	6.66	$59,398
Options expected to vest in the future at: December 31, 2011	658	$4.63	7.23	$43,181

        The total intrinsic value of options exercised during 2011, 2010 and 2009 was $38.1 million, $3.8 million, and $0.6 million, respectively. Total cash received by the Company for non-qualified option rights exercised during 2011, 2010 and 2009 totaled $4.8 million, $3.0 million and $2.3 million, respectively.

        Performance Shares—Performance share awards, which may take the form of performance shares or performance units, are granted to Company officers and certain key employees. The maximum amount of performance share awards that may be granted under the LTIP during any year to any participant is 160,000 common shares. Values of the performance shares earned are recognized as compensation expense over the period the shares are earned.

        In December 2011, a target number of performance units was granted with a grant-date fair value of $69.58. The grant-date fair value for the awards was based on the closing market price of the Company's common shares on the date of grant. These performance units, which will settle in Company shares, will vest over a three-year requisite service period following the grant date with 25% vesting on December 31, 2013 and the remaining 75% vesting on December 31, 2014. The number of performance units ultimately earned will depend upon the level of corporate performance against a pre-established target in 2012. In December 2010, a target number of performance units was granted with a grant-date fair value of $47.13. The grant-date fair value for the awards was based on the closing market price of the Company's common shares on the date of grant. These performance units, which will settle in Company shares, will vest over a three-year requisite service period following the grant date with 25% vesting on December 31, 2012 and the remaining 75% vesting on December 31, 2013. Based upon the level of corporate performance against a pre-established target in 2011, approximately 122,000 performance units were earned, subject to vesting requirements. No awards were granted in 2009.

        Performance share awards earned are settled based upon vesting of the grant, provided the grantee is then employed by the Company. Following completion of the performance period, for instances of retirement, involuntary termination without cause, disability or death, performance share awards vest on a pro-rata basis in compliance with the Internal Revenue Code Section 409A. Any performance share award installments not earned at the end of the requisite service period are forfeited. In March 2011, the 2008 grant of performance shares earned from January 1, 2008 through December 31, 2010 totaling 73,000 shares, net of forfeitures, vested at 200% of the target award (total of approximately 146,000 shares) with a total value to the recipients of approximately $3.5 million. The Company withheld approximately 52,000 of these shares for the payment of taxes owed by the recipients and designated the shares withheld as treasury shares. In March 2010, 36,000 performance shares, net of forfeitures, from the 2007 grant earned from January 1, 2007 through December 31, 2009 and the 2008 grant of performance shares for a retired employee vested with a total value to the recipients of approximately $1.7 million. The Company withheld approximately 12,000 of these shares for the payment of taxes owed by the recipients, and designated the shares withheld as treasury shares. In March 2009, the 2006 grant of performance shares earned from January 1, 2006 through December 31, 2008 and the 2007 and 2008 grants of performance shares for terminated employees, net of forfeitures, totaling 64,000 shares vested, were settled through the issuance of common stock totaling approximately $2.5 million. No shares were used for net settlement to offset taxes in 2009.

        The following table presents the status of the Company's nonvested performance shares for the period indicated:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	238	$39.07
Granted	140	69.58
Vested	(73)	27.95
Forfeited	(43)	35.02

Nonvested at December 31, 2011	262	$59.11

        At December 31, 2011, the total compensation cost related to nonvested performance share awards not yet recognized is estimated at approximately $11.0 million, depending upon the Company's performance against targets specified in the performance share agreement. This estimated compensation cost is expected to be recognized over the weighted-average period of 2.2 years. The total intrinsic value of vested and issued performance shares during 2011, 2010 and 2009 was $7.6 million, $1.1 million and $0.1 million, respectively. As of December 31, 2011, the intrinsic value of the nonvested performance share awards was $18.4 million.

        Restricted Stock Units—Under the LTIP, the Committee may grant restricted stock units to key employees and non-employee directors. The grant-date fair value of the award is based on the closing market price of the Company's common shares on the date of grant. The total fair value of restricted stock units that vested during 2011, 2010 and 2009 was $0.6 million, $0.6 million and $0.2 million, respectively.

        In January 2011, non-employee directors were granted 9,330 shares with a grant-date fair value of $48.24 per share that vested on December 31, 2011. In January 2010, non-employee directors were granted 17,800 shares with a grant-date fair value of $25.28, which vested on December 31, 2010. In January 2009, non-employee directors were granted 95,812 shares with a grant-date fair value of $1.23 and 56,910 shares that had the right to receive cash payments at the settlement date price, which vested on December 31, 2009. The weighted average grant-date fair value of shares granted in 2009, to non-employee and employee directors, was $2.33. In 2009, compensation costs included $1.5 million related to liability-based restricted stock units, based on director elections. The Committee generally grants restricted stock units to non-employee directors. These grants generally vest at the end of the fiscal year in which the grants were made.

        An employee director was granted 50,000 shares in May 2009 with a grant-date fair value of $4.44 per share that vest in installments over three years with 20% vesting in each of 2010 and 2011 and the remaining 60% vesting in 2012. In 2011, 2010 and 2009, an employee director was issued 30,057, 30,053 and 20,053 restricted stock units that vested during the year, respectively. In 2011, of the 30,057 restricted stock units, 5,616 shares were used for net settlement to offset taxes, and designated the shares withheld as treasury shares. In 2010, of the 30,053 restricted stock units, 6,991 shares were used for net settlement to offset taxes, and designated the shares withheld as treasury shares. The total intrinsic value of vested and issued restricted stock units during 2011, 2010 and 2009 was $2.1 million, $1.5 million and $0.5 million, respectively. At December 31, 2011, the total compensation cost related to nonvested restricted stock unit awards not yet recognized is less than $0.1 million, which is expected to be recognized on a straight-line basis over the vesting period of the restricted stock units.

        The following table presents the status of the Company's nonvested restricted stock units for, and changes during, the period indicated:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	64	$4.55
Granted	9	48.24
Vested	(39)	14.17
Forfeited	—	—

Nonvested at December 31, 2011	34	$5.41

INCOME TAXES - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
INCOME TAXES
Taxes on Income
The effective tax rate for the three months ended March 31, 2013 and 2012 was 69.2% and (100.9)%, respectively. The effective tax rate for the full fiscal year 2013 is expected to be approximately 40%. The provision for taxes on income of $59.5 million in the three months ended March 31, 2013 increased from $24.2 million in the three months ended March 31, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized.

Taxes on Income
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

As of December 31, 2012, deferred tax assets of $1,294.3 million were recorded for unutilized U.S. Federal Net Operating Losses, or “NOL,” carry forwards of $3,697.9 million. The total Federal NOL carry forwards are $3,775.0 million of which $77.1 million relate to excess tax deductions associated with stock option plans which have yet to reduce taxes payable. Upon the utilization of these carry forwards, the associated tax benefits of approximately $27.0 million will be recorded to Additional paid-in capital. The Federal NOLs begin to expire in 2025. State NOLs exclusive of the effects of the excess tax deductions, have generated a deferred tax asset of $105.8 million. The state NOLs expire over various years beginning in 2013 depending upon particular jurisdiction.
On January 1, 2009, Bank of America acquired Merrill Lynch. For U.S. income tax purposes the transaction, when combined with other unrelated transactions during the previous 36 months, resulted in a change in control as that term is defined in Section 382 of the Internal Revenue Code. Consequently, utilization of all pre-2009 U.S. net operating losses is subject to an annual limitation. We have calculated the expected annual base limitation as well as additional limitations resulting from a net unrealized built in gain as of the acquisition date and other adjustments. Based on the calculations, the limitation is not expected to result in a loss of net operating losses or have a material adverse impact on taxes.
As of December 31, 2012, deferred tax assets of $248.5 million were recorded for foreign NOL carry forwards of $1,049.0 million. A valuation allowance of $200.6 million at December 31, 2012 was recorded against these deferred tax assets because those assets relate to jurisdictions that have historical losses and the likelihood exists that a portion of the NOL carry forwards may not be utilized in the future.
The foreign NOL carry forwards of $1,049.0 million include $775.5 million which have an indefinite carry forward period and associated deferred tax assets of $170.6 million. The remaining foreign NOLs of $273.5 million are subject to expiration beginning in 2015 and have associated deferred tax assets of $77.9 million.
As of December 31, 2012, deferred tax assets for U.S. Foreign Tax Credit carry forwards were $20.8 million which relate to credits generated as of December 31, 2007. The carry forwards will begin to expire in 2015. A valuation allowance of $13.5 million at December 31, 2012 was recorded against a portion of the U.S. foreign tax credit deferred tax assets in the likelihood that they may not be utilized in the future. A deferred tax asset was also recorded for various state tax credit carry forwards of $3.0 million, which will begin to expire in 2027.
In determining the valuation allowance, an assessment of positive and negative evidence was performed regarding realization of the net deferred tax assets in accordance with ASC 740-10, “Accounting for Income Taxes,” or “ASC 740-10.” This assessment included the evaluation of scheduled reversals of deferred tax liabilities, the availability of carry forwards and estimates of projected future taxable income. Based on the assessment, as of December 31, 2012, total valuation allowances of $226.4 million were recorded against deferred tax assets. Although realization is not assured, we have concluded that it is more likely than not the remaining deferred tax assets of $1,877.4 million will be realized and as such no valuation allowance has been provided on these assets.
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

The effective tax rate for the year ended December 31, 2012 was 45.2% as compared to 38.5% in the year ended December 31, 2011. The provision for taxes on income increased $83.3 million, primarily due to higher income before income taxes, changes in geographic earnings mix, changes in valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and non-deductible compensation payments under Internal Revenue Code Section 280(G) related to the Dollar Thrifty acquisition.
The negative effective tax rate in 2010 is primarily due to a lower loss before income taxes in 2010, valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and differences in foreign tax rates versus the U.S. Federal tax rate and the impact of the France law change in 2010.
As of December 31, 2012, our foreign subsidiaries have $270.3 million of undistributed earnings which would be subject to taxation if repatriated. Deferred tax liabilities have not been recorded for such earnings because it is management's current intention to permanently reinvest undistributed earnings offshore. It is not practicable to estimate the amount of such deferred tax liabilities. If, in the future, undistributed earnings are repatriated to the United States, or it is determined such earnings will be repatriated in the foreseeable future, deferred tax liabilities will be recorded.
As of December 31, 2012, total unrecognized tax benefits were $17.2 million, all of which, if recognized, would favorably impact the effective tax rate in future periods. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

We conduct business globally and, as a result, file one or more income tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2003 to 2012. We are currently under audit by the Internal Revenue Service for tax years 2006 to 2009. Several U.S. state and non-U.S. jurisdictions are under audit.
In many cases the uncertain tax positions are related to tax years that remain subject to examination by the relevant taxing authorities. It is reasonable that approximately $6.8 million of unrecognized tax benefits may reverse within the next twelve months due to settlement with the relevant taxing authorities and/or the filing of amended income tax returns.
Net, after-tax interest and penalties related to the liabilities for unrecognized tax benefits are classified as a component of “Provision for taxes on income” in the consolidated statement of operations. During the years ended December 31, 2012, 2011 and 2010, approximately $0.6 million, $1.9 million and $0.2 million, respectively, in net, after-tax interest and penalties were recognized. As of December 31, 2012 and 2011, approximately $4.2 million and $3.7 million, respectively, of net, after-tax interest and penalties was accrued in our consolidated balance sheet within "Accrued taxes."

11. INCOME TAXES

        The Company has provided for income taxes on consolidated taxable income using a consolidated effective tax rate which reflects the utilization of Canadian tax net operating loss ("NOL") carryforwards to the extent of Canadian taxable income. A full valuation allowance had previously been recorded against the Canadian NOLs due to losses in the Canadian operations. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods. Based on existing tax law, the Company expects to be a cash taxpayer in 2012. During the nine months ended September 30, 2012, the Company received a tax refund of $8.8 million due to overpayments of the excess estimated tax payments made in 2011, and paid $29 million in estimated federal taxes for 2012.

        For the three and nine months ended September 30, 2012, the overall effective tax rate of 37.6% and 38.1%, respectively, and for the three and nine months ended September 30, 2011, the overall effective tax rate of 37.1% and 39.1%, respectively, differed from the U.S. statutory federal income tax rate primarily due to state and local taxes and the operating results of DTG Canada for which no income tax expense was recorded due to the utilization of prior NOL carryforwards for which no benefit had previously been recognized due to valuation allowance.

        As of September 30, 2012 and December 31, 2011, the Company had no material liability for unrecognized tax benefits. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the 12 months subsequent to September 30, 2012.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2009 and later are subject to examination by U.S. federal taxing authorities and the tax years 2008 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the condensed consolidated statements of comprehensive income. No material amounts were recognized for interest and penalties during the three and nine months ended September 30, 2012 and 2011.

12. INCOME TAXES

        Income tax expense consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Current:
Federal	$6,019	$79	$4,867
State and local	8,184	12,535	13,417
Foreign	837	631	848

	15,040	13,245	19,132
Deferred:
Federal	78,316	70,968	19,365
State and local	8,336	5,989	(2,511)

	86,652	76,957	16,854

	$101,692	$90,202	$35,986

        Deferred tax assets and liabilities consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Deferred tax assets:
Intangible asset amortization	$32,744	$37,176
Vehicle insurance reserves	30,183	38,456
Other accrued liabilities	27,450	33,621
Interest rate swap	—	15,267
AMT credit carryforward	—	7,252
Canadian NOL carryforwards	16,561	17,650
Other Canadian temporary differences	6,278	6,462
Federal and state NOL carryforwards	50,993	5,723
Allowance for doubtful accounts and notes receivable	1,036	1,729
Canadian depreciation	1,834	1,862

	167,079	165,198
Valuation allowance	(24,705)	(26,042)

Total	$142,374	$139,156

Deferred tax liabilities:
Depreciation	$484,942	$381,078
Other	394	1,008

Total	$485,336	$382,086

        For the year ended December 31, 2011, the change in the net deferred tax liabilities constituted $86.7 million of deferred tax expense and $13.3 million of other comprehensive income that relates to the interest rate swap and foreign currency translation.

        The Company has provided for income taxes in the U.S. and in Canada based on taxable income or loss and other tax attributes separately for each jurisdiction. The Company has established tax provisions separately for U.S. taxable income and Canadian losses, for which no income tax benefit was recorded. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods.

        In September 2010, Congress passed and the President signed into law the Small Business Jobs and Credit Act of 2010 (the "Small Business Act"), which extended 50% bonus depreciation allowances for assets placed in service in 2010, retroactively to the first of the year. In December 2010, Congress passed and the President signed into law the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act"), which increased the bonus depreciation allowance to 100% for assets placed in service from September 9, 2010 through December 31, 2011, as well as provided for 50% bonus depreciation for assets placed in service in 2012. During the first quarter of 2011, the Company received federal tax refunds of $50 million, based on overpayments of estimated taxes made in 2010, as a result of the enactment of the Small Business and Tax Relief Acts.

        At December 31, 2011, the Company has federal Net Operating Loss ("NOL") carryfowards of approximately $166.3 million and expects to utilize the entire amount to offset federal taxable income in 2012. The Company has NOL carryforwards available in certain states to offset future state taxable income. A valuation allowance of approximately $24.6 million and $25.9 million existed at December 31, 2011 and 2010, respectively, for Canadian NOLs and approximately $0.1 million at both December 31, 2011 and 2010, for state NOLs. At December 31, 2011, DTG Canada has NOL carryforwards of approximately $66.2 million available to offset future taxable income in Canada. The Canadian NOLs will begin expiring in 2014 and will continue to expire through 2031. Valuation allowances have been established for the total estimated future tax effect of the Canadian NOLs and other Canadian net deferred tax assets.

        The Company's overall effective tax rate differs from the maximum U.S. statutory federal income tax rate due primarily to state and local taxes. The following summary reconciles taxes at the maximum U.S. statutory federal income tax rate with recorded taxes:

	Year Ended December 31,
	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent
	(Amounts in Thousands)
Tax expense computed at the maximum U.S. statutory rate	$91,435	35.0%	$77,496	35.0%	$28,353	35.0%
Difference resulting from:
State and local taxes, net of federal income tax benefit	11,132	4.2%	12,056	5.4%	7,007	8.6%
Foreign (income) losses	(623)	(0.2)%	1,522	0.7%	1,111	1.4%
Foreign taxes	586	0.2%	416	0.2%	633	0.8%
Other	(838)	(0.3)%	(1,288)	(0.6)%	(1,118)	(1.4)%

Total	$101,692	38.9%	$90,202	40.7%	$35,986	44.4%

        The Company had no material liability for unrecognized tax benefits at December 31, 2011. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the twelve months subsequent to December 31, 2011.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2008 and later are subject to examination by U.S. federal taxing authorities and the tax years 2007 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the consolidated statements of income. No material amounts were recognized for interest and penalties under ASC Topic 740 during the years ended December 31, 2011, 2010 and 2009.

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
STOCKHOLDERS' EQUITY

10. STOCKHOLDERS' EQUITY

Share Repurchase Program

        In September 2011, the Company announced that its Board of Directors had increased authorization under the share repurchase program to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with Securities and Exchange Commission ("SEC") Rule 10b5-1, among other types of transactions and arrangements. The share repurchase program may be increased, suspended or discontinued at any time.

        During the three months ended September 30, 2012, the Company repurchased 22,494 shares or approximately $1.8 million of its common stock under the share repurchase program at an average price of $79.74 per share. During the nine months ended September 30, 2012, the Company repurchased 1,821,137 shares or approximately $129.1 million ($100 million of which was pre-funded in November 2011 under a forward stock repurchase agreement) of its common stock under this share repurchase program at an average price of $70.91 per share. As of September 30, 2012, approximately $271 million remained available for further purchases of the Company's common stock under this share repurchase program. Share repurchases are subject to applicable limitations under the Revolving Credit Facility, which as of September 30, 2012, permitted additional share repurchases totaling approximately $344 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate Swap	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2012	$(8,488)	$871	$(7,617)
Interest rate swap, net of tax	8,488	—	8,488
Foreign currency translation adjustment	—	5,491	5,491

Balance, September 30, 2012	$—	$6,362	$6,362

        The cash flow hedge amount deferred into AOCI is related to the derivatives used to manage the interest rate risk, associated with the Company's vehicle-related debt, which was terminated and is being recognized into earnings along with the interest payments the derivatives were designated to hedge. See Note 8 for further discussion.

13. STOCKHOLDERS' EQUITY

Share Repurchase Program

        On September 26, 2011, the Company announced that its Board of Directors had increased the authorization of the share repurchase program previously announced on February 24, 2011 of up to $100 million to up to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with SEC Rule 10b5-1, among other types of transactions and arrangements. Additionally, share repurchases are subject to applicable limitations under the Senior Secured Credit Facilities, which as of December 31, 2011, permitted share repurchases totaling approximately $280 million, after giving effect to the $100 million forward stock repurchase plan pre-funded in November 2011. The New Revolving Credit Facility contains limitations on share repurchases. See Note 8 for further discussion. Although payments were funded in 2011 for share repurchases under the forward stock repurchase agreement described below, no shares were repurchased under the share repurchase program as of December 31, 2011.

        On November 3, 2011, the Company entered into and pre-funded a forward stock repurchase agreement with Goldman Sachs & Co. ("Goldman") under which the Company agreed to acquire $100 million of Company common stock. The Company currently expects to repurchase shares in 2012 under the remaining authorization of the share repurchase program. The share repurchase program may be increased, suspended or discontinued at any time.

        On February 7, 2012, the Company settled the $100 million forward stock repurchase agreement that was executed on November 3, 2011 and acquired 1,451,193 shares of common stock at an average share price of approximately $68.91.

Shareholder Rights Plan

        On May 18, 2011, the Company adopted a shareholder rights plan (the "Rights Plan") under which the Company's shareholders will receive rights to purchase shares of a new series of preferred stock in certain circumstances. Under the provisions of the Rights Plan, which has an expiration date of May 30, 2012, the rights will be exercisable if a person or group, without the Company's approval, acquires 20% or more of the Company's common stock or announces a tender offer which results in the ownership of 20% or more of the Company's common stock. The rights also will be exercisable if a person or group that already owns 20% or more of the Company's common stock, without the Company's approval, acquires any additional shares. If the rights become exercisable, all rights holders (other than the person triggering the rights) will be entitled to acquire the Company's common stock at a 50% discount.

        On February 17, 2012, the Company extended the Rights Plan for one year, which now expires on May 30, 2013.

Public Stock Offering

        In October 2009, the Company entered into a terms agreement with certain underwriters to issue and sell 5,750,000 shares of the Company's common stock, par value $0.01 per share, at a price to the public of $19.25 per share. The Company also granted the underwriters an option to purchase up to an additional 862,500 shares of common stock. The sale was made pursuant to the Company's registration statement on Form S-3 filed with the Securities and Exchange Commission. The sale of the initial shares closed on November 3, 2009, and the sale of the additional shares pursuant to the underwriters' option to purchase additional shares closed on November 11, 2009. The 6,612,500 shares issued resulted in $120.6 million of net proceeds to the Company after deducting underwriting discounts, commissions and expenses of the offering of $6.6 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate SWAP	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2009	$(32,952)	$3,564	$(29,388)
Interest rate swap and cap adjustment, net of tax	8,662	—	8,662
Foreign currency translation adjustment	—	2,352	2,352

Balance, December 31, 2009	(24,290)	5,916	(18,374)
Interest rate swap and cap adjustment, net of tax	5,543	—	5,543
Foreign currency translation adjustment	—	502	502

Balance, December 31, 2010	(18,747)	6,418	(12,329)
Interest rate swap and cap adjustment, net of tax	10,259	—	10,259
Foreign currency translation adjustment	—	(5,547)	(5,547)

Balance, December 31, 2011	$(8,488)	$871	$(7,617)

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
COMMITMENTS AND CONTINGENCIES
Contingencies and Off-Balance Sheet Commitments
Off-Balance Sheet Commitments
As of March 31, 2013 and December 31, 2012, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and we will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. We do not believe that these indemnifications are reasonably likely to have a material impact on us. Hertz Holdings has entered into indemnification agreements with each of its directors.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of March 31, 2013 and December 31, 2012, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $2.6 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).
Legal Proceedings
From time to time we are a party to various legal proceedings. We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us and our licensees. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and costs. At March 31, 2013 and December 31, 2012 our liability recorded for public liability and property damage matters was $321.0 million and $332.2 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
For a detailed description of certain of our legal proceedings please see Note 12 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
The following recent developments pertaining to legal proceedings described in our Form 10-K are furnished on a supplemental basis:
In Davis Landscape, Ltd. et al. v. Hertz Equipment Rental Corporation, the parties executed a settlement agreement in March 2013 and thereafter sought preliminary approval from the court of the proposed class settlement. The court has now tentatively approved the proposed class settlement, approved the parties' notice plan and has set June 18, 2013 as the date for the final approval hearing. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition, results of operations or cash flows.
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, was filed in the United States District Court for the District of Nevada. Enterprise is now a defendant in a separate action and is no longer a defendant in the Sobel case. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. In the complaint, the plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. In 2010, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Following additional activity in the case, in March 2013, the court granted, in part, the plaintiffs' motion for partial summary judgment with respect to restitution and granted the plaintiffs' motion for class certification, while denying the Company's motion for partial summary judgment. The court further indicated that plaintiffs are entitled to prejudgment interest from the date of the plaintiffs' first amended complaint. A judgment has not yet been entered in the case, and there are expected to be further proceedings before the district court. The amount of a judgment could potentially exceed $40.0 million. The Company intends to appeal or seek other appropriate relief and believes that the court's liability, damages and class certification findings will be reversed. We continue to believe the outcome of this case will not be material to our financial condition, results of operations or cash flows.
Aside from the above mentioned, none of the other legal proceedings described in our Form 10-K have experienced any material changes.
In addition to the above mentioned and those described in our Form 10-K or in our other filings with SEC, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. Other than with respect to the aggregate claims for public liability and property damage pending against us, management, based on the advice of legal counsel, does not believe that any of the matters resolved, or pending against us, are material to us and our subsidiaries taken as a whole.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated. Other than with respect to the aggregate reserve established for claims for public liability and property damage, none of those reserves are material. For matters where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed in our Form 10-K or in our other filings with SEC, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.

Contingencies and Off-Balance Sheet Commitments
Legal Proceedings
From time to time we are a party to various legal proceedings. Other than with respect to the aggregate claims for public liability and property damage pending against us, management does not believe that any of the matters resolved, or pending against us, during 2012 are material to us and our subsidiaries taken as a whole. While we have accrued a liability with respect to claims for public liability and property damage of $332.2 million at December 31, 2012, management, based on the advice of legal counsel, does not believe any of the other pending matters described below are material. We have summarized below, for purposes of providing background, various legal proceedings to which we were and/or are a party during 2012 or the period after December 31, 2012 but before the filing of this Annual Report. In addition to the following, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. As previously disclosed, on June 15, 2011 we received a subpoena from the staff of the Securities and Exchange Commission, or "SEC," seeking production of documents related to our proposed business combination with Dollar Thrifty. On February 14, 2013, we were informed by the staff that the investigation has been completed and that no action was taken by the staff or the SEC.

1.	Hertz Equipment Rental Corporation, or “HERC,” Loss Damage Waiver
On August 15, 2006, Davis Landscape, Ltd., individually and on behalf of all others similarly situated, filed a complaint against HERC in the United States District Court for the District of New Jersey. In November 2006, the complaint was amended to add another plaintiff, Miguel V. Pro, and more claims. The Davis Landscape matter purports to be a nationwide class action on behalf of all persons and business entities who rented equipment from HERC and who paid a Loss Damage Waiver, or “LDW,” or an Environmental Recovery Fee, or “ERF.” The plaintiffs seek a declaratory judgment and injunction prohibiting HERC from engaging in acts with respect to the LDW and ERF charges that violate the New Jersey Consumer Fraud Act and claim that the charges violate the Uniform Commercial Code. The plaintiffs also seek an unspecified amount of compensatory damages with the return of all LDW and ERF charges paid, attorneys' fees and costs as well as other damages. The court has granted class certification, denied our motion for summary judgment and the case is in the discovery stages. In February 2012, we filed separate motions for partial summary judgment on the LDW and ERF claims and we filed a motion to decertify the class. In June 2012, the judge denied our motion for partial summary judgment on the LDW claim and, in July 2012, the judge granted our motion for partial summary judgment on the ERF claim. The court also entered an order referring the case to mediation by private consent of the parties. We have continued to work through the mediator and in direct discussions with plaintiffs’ counsel on an acceptable settlement of this litigation and have accrued our best estimate of the ultimate cost which is not material to our financial condition.

2.	Concession Fee Recoveries
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, or “Enterprise,” was filed in the United States District Court for the District of Nevada. The plaintiffs agreed to not pursue claims against Enterprise initially and the case only proceeded against Hertz. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. The plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. Relevant documents were produced, depositions were taken and pre-trial motions were filed. After the court rendered a mixed ruling on the parties' cross‑motions for summary judgment and after the Lydia Lee case was refiled against Enterprise, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Since that time, the plaintiffs filed a motion for class certification-which we opposed-and discovery has commenced again. A separate action is proceeding against Enterprise, National and Alamo. In May 2012, all briefing was completed on the two outstanding issues—unjust enrichment and damages. The briefing included expert reports as submitted by both sides. In October 2012, the court held a hearing on the plaintiffs’ motion for class certification. The court has since entered a stay order and the parties will again be engaging in mediation.

3.	Telephone Consumer Protection Act
On May 3, 2007, Fun Services of Kansas City, Inc., individually and as the representative of a class of similarly‑situated persons, v. Hertz Equipment Rental Corporation was commenced in the District Court of Wyandotte County, Kansas. The case was subsequently transferred to the District Court of Johnson County, Kansas. The Fun Services matter purports to be a class action on behalf of all persons in Kansas and throughout the United States who, on or after four years prior to the filing of the action, were sent facsimile messages of advertising materials relating to the availability of property, goods or services by HERC and who did not provide express permission for sending such faxes. The plaintiffs seek an unspecified amount of compensatory damages, attorney's fees and costs. In August 2009, the court issued an order that stayed all activity in this litigation pending a decision by the Kansas Supreme Court in Critchfield Physical Therapy, Inc. v. Taranto Group, Inc., another Telephone Consumer Protection Act case. The Kansas Supreme Court issued its decision in September 2011. Thereafter, the District Court of Johnson County lifted the stay in the Fun Services case and issued a scheduling order that addresses class certification discovery. In February 2012, HERC filed a Notice of Removal with the U.S. District Court for the District of Kansas seeking to remove the case to federal court based on federal question jurisdiction. In March 2012, the federal magistrate entered an order requiring the parties to engage in mediation and report back to her regarding their progress by June 2012. In June 2012, a mediation was held and as a result of the mediation, the parties reached an agreement in principle to settle this class action. A settlement that addresses compensation to class members, class counsel fees and the claims process was finalized by the parties’ counsel in January 2013. The court issued an order preliminarily approving the settlement in January 2013 and the final approval hearing is currently scheduled for April 2013. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition.

4.	California Tourism Assessments
We are currently a defendant in a proceeding that purports to be a class action brought by Michael Shames and Gary Gramkow against The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent A Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission, and Caroline Beteta.
Originally filed in November of 2007, the action is pending in the United States District Court for the Southern District of California, and plaintiffs claim to represent a class of individuals or entities that purchased rental car services from a defendant at airports located in California after January 1, 2007. Plaintiffs allege that the defendants agreed to charge consumers a 2.5% tourism assessment and not to compete with respect to this assessment, while misrepresenting that this assessment is owed by consumers, rather than the rental car defendants, to the California Travel and Tourism Commission, or the “CTTC.” Plaintiffs also allege that defendants agreed to pass through to consumers a fee known as the Airport Concession Fee, which fee had previously been required to be included in the rental car defendants' individual base rates, without reducing their base rates. Based on these allegations, the amended complaint seeks treble damages, disgorgement, injunctive relief, interest, attorneys' fees and costs. Plaintiffs dropped their claims against Caroline Beteta. Plaintiffs' claims against the rental car defendants have been dismissed, except for the federal antitrust claim. In June 2010, the United States Court of Appeals for the Ninth Circuit affirmed the dismissal of the plaintiffs' antitrust case against the CTTC as a state agency immune from antitrust complaint because the California Legislature foresaw the alleged price‑fixing conspiracy that was the subject of the complaint. The plaintiffs subsequently filed a petition with the Ninth Circuit seeking a rehearing and that petition was granted. In November 2010, the Ninth Circuit withdrew its June opinion and instead held that state action immunity was improperly invoked. The Ninth Circuit reinstated the plaintiffs' antitrust claims and remanded the case to the district court for further proceedings. In May 2012, the district court issued an order preliminarily approving the settlement of this action; certifying a settlement class; certifying a class representative and lead counsel; and providing for class notice. In October 2012, the court held a final approval hearing. In November 2012, the court issued an order of final approval of the settlement of this action. One of the objectors to the settlement has filed a notice of appeal of this order with the United States Court of Appeals for the Ninth Circuit. We have accrued our best estimate of the ultimate cost which is not material to our financial condition.

5.	Public Liability and Property Damage
We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. At December 31, 2012 and December 31, 2011 our liability recorded for public liability and property damage matters was $332.2 million and $281.5 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
We intend to assert that we have meritorious defenses in the foregoing matters and we intend to defend ourselves vigorously.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated, including for various of the matters set forth above. Other than with respect to the aggregate reserves established for claims for public liability and property damage, none of those reserves are material. For matters, including those described above, where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed above, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.
Off-Balance Sheet Commitments
As of December 31, 2012 and December 31, 2011, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and Hertz will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. Hertz Holdings also entered into indemnification agreements with each of its directors. We do not believe that these indemnifications are reasonably likely to have a material impact on us.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of December 31, 2012 and December 31, 2011, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $1.5 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).

12. COMMITMENTS AND CONTINGENCIES

        There have been no material changes to the Commitments and Contingencies Note 14 of the Company's audited consolidated financial statements contained elsewhere in this prospectus, with the exception of the following:

Vehicle Insurance Reserves

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for supplemental liability insurance, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $2.5 million for the nine months ended September 30, 2012 and $10.6 million for the nine months ended September 30, 2011.

Contingencies

        The following recent developments pertaining to legal proceedings described in the Company's Form 10-K are furnished on a supplemental basis:

        On March 2, 2012, the appellate court in Susan and Jeffrey Dillon v. DTG Operations, Inc. d/b/a Thrifty Car Rental (Case No. 09CH34874, Cook County Circuit Court, Chancery Division, Illinois) upheld the lower court's ruling in favor of the Company. The Plaintiffs did not seek a rehearing or further appeals, and this action has been dismissed.

        On September 20, 2012, plaintiffs in Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma) filed a dismissal without prejudice and have indicated they will not seek recovery of attorney fees.

        On September 21, 2012, plaintiffs in Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery) filed a stipulation and proposed order and proposed final judgment, which, if approved by the Court upon notice to the certified class, would dismiss the case as moot and without payment of attorney fees. The hearing on the proposed dismissal is scheduled in November 2012.

        Aside from the above and the item discussed in Note 15, none of the other legal proceedings described in the Company's Form 10-K have experienced material changes.

        Various legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 and some that may demand large monetary damages or other relief which could result in significant expenditures. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        In June 2012, the Company executed a vehicle supply agreement with Chrysler Group LLC ("Chrysler Group") for a three-year term beginning with program year 2013 (August 1, 2012) and ending at the end of program year 2015 (July 31, 2015), that will allow the Company to source a portion of its vehicle purchases, with certain minimum volumes, through Chrysler Group. Volume requirements may be modified by mutual agreement between the Company and Chrysler Group.

14. COMMITMENTS AND CONTINGENCIES

Concessions and Operating Leases

        The Company has certain concession agreements principally with airports throughout the U.S. and Canada. Typically, these agreements provide airport terminal counter space in return for a minimum rent. In many cases, the Company's subsidiaries are also obligated to pay insurance and maintenance costs and additional rents generally based on revenues earned at the location. Certain of the airport locations are operated by franchisees who are obligated to make the required rent and concession fee payments under the terms of their franchise arrangements with the Company's subsidiaries.

        The Company's subsidiaries operate from various leased premises under operating leases with terms up to 30 years. Some of the leases contain renewal options. Certain leases include contingent rental amount based on a percentage of the Company's revenue or gross receipts as defined in the lease agreement.

        Expenses incurred under operating leases and concessions were as follows:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Rent	$48,682	$47,915	$49,543
Concession expenses:
Minimum fees	107,095	102,080	101,938
Contingent fees	27,144	31,711	32,263

	182,921	181,706	183,744
Less sublease rental income	(498)	(574)	(785)

Total	$182,423	$181,132	$182,959

        Future minimum rentals and fees under noncancelable operating leases and the Company's obligations for minimum airport concession fees at December 31, 2011 are presented in the following table:

	Company-Owned Stores Concession Fees	Operating Leases	Total
	(In Thousands)
2012	$98,351	$40,429	$138,780
2013	85,594	32,866	118,460
2014	62,120	25,323	87,443
2015	43,908	20,221	64,129
2016	37,088	17,290	54,378
Thereafter	130,771	48,333	179,104

	457,832	184,462	642,294
Less sublease rental income	—	(895)	(895)

	$457,832	$183,567	$641,399

Vehicle Insurance Reserves

        The Company is self insured for a portion of vehicle insurance claims. In 2011, 2010 and 2009, the Company retained risk of loss up to $7.5 million, in each year, per occurrence for public liability and property damage claims, including third-party bodily injury and property damage. The Company maintains insurance for losses above these levels. The Company retains the risk of loss on SLI policies sold to vehicle rental customers.

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for SLI, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development experienced in 2011 and 2010, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $32.2 million and $13.4 million during 2011 and 2010, respectively. This favorable claims development is driven by changes in loss development factors as a result of favorable claims development trends resulting from specific actions taken by the Company to lower its overall insurance costs. Those steps included, among others, closing a significant number of local market locations and raising acceptable credit scores for eligible customers in order to reduce the likelihood of adverse selection in certain markets. Additionally, the Company has implemented drivers' license validation procedures and requires examinations under oath in order to reduce the risk of fraud and personal injury claims in certain markets.

        The accrual for Vehicle Insurance Reserves includes amounts for incurred and incurred but not reported losses. Such liabilities are based on actuarially determined estimates and management believes that the amounts accrued are adequate. At December 31, 2011 and 2010, the public liability and property damage amounts have been discounted at 0.4% and 1.0% (assumed risk free rate), respectively, based upon the actuarially determined estimated timing of payments to be made in future years. Discounting resulted in reducing the accrual for public liability and property damage by $0.4 million and $1.3 million at December 31, 2011 and 2010, respectively. SLI amounts are not discounted. Estimated future payments of Vehicle Insurance Reserves as of December 31, 2011 are as follows (in thousands):

2012	$21,220
2013	15,314
2014	7,037
2015	4,617
2016	2,995
Thereafter	3,508

Aggregate undiscounted public liability and property damage	54,691
Effect of discounting	(375)

Public liability and property damage, net of discount	54,316
Supplemental liability insurance	32,199

Total vehicle insurance reserves	$86,515

Contingencies

        Various class action complaints relating to the now terminated proposed merger transaction with Hertz Global Holdings, Inc. ("Hertz") have been filed in Oklahoma state court, Oklahoma federal court, and Delaware Chancery Court against the Company, its directors, and Hertz by various plaintiffs, for themselves and on behalf of the Company's stockholders, excluding defendants and their affiliates. These complaints allege that the consideration the Company's stockholders would have received in connection with the proposed transaction with Hertz is inadequate and that the Company's directors breached their fiduciary duties to stockholders in negotiating and approving the merger agreement. These complaints also allege that the proxy materials that were sent to the Company's stockholders to approve the merger agreement are materially false and misleading. The cases and their current status are as follows: 1) Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma)—this case has not been dismissed but is currently inactive and 2) In Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery)—on October 18, 2011, plaintiffs sought permission to amend their pleadings to assert additional claims that members of the Company's board of directors (the "Board") breached their fiduciary duties concerning the following matters: (a) the Board's response to a merger proposal by Avis Budget Group, Inc. ("Avis Budget") in September 2010; (b) the Board's use of defensive measures, including the adoption of a poison pill, in response to the Exchange Offer made by Hertz; (c) the Board's response to the failure of Hertz to submit an improved final offer meeting certain Board criteria by October 10, 2011; and (d) the Board's alleged failure to make full material disclosures to the Company's stockholders concerning the Hertz offer, the Company's stand-alone plan, and the Company's negotiations with Hertz regarding a business combination. The court has not ruled on the plaintiffs' request to amend. On November 1, 2011, the plaintiffs advised the court that the parties have agreed to stay further activity pending the outcome of the Hertz antitrust review process.

        The Company is a defendant in several class action lawsuits in California and one in Colorado. The California lawsuits allege that the pass through of the California trade and tourism commission and airport concession fees violate antitrust laws and various other rights and laws by compelling out-of-state visitors to subsidize the passenger car rental tourism assessment program, violation of the California Business and Professions Code breach of contract. The Company has accrued a contingency related to the preliminary settlement.

        The Colorado lawsuit alleges violation of the Colorado Consumer Protection Act. The lawsuit in Colorado was dismissed with prejudice in July 2010 and the plaintiffs filed a notice of appeal in August 2010. Appellate briefing was completed on May 16, 2011 and oral argument on the appeal occurred on December 6, 2011, and the parties are awaiting a ruling. The Company intends to vigorously defend these matters. Given the inherent uncertainties of litigation, the Company cannot predict the ultimate outcome or reasonably estimate the amount of ultimate loss that may arise from these lawsuits.

        Various other legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 or a potential acquisition transaction, and some that may demand large monetary damages or other relief which could result in significant expenditures. Litigation is subject to many uncertainties and is inherently unpredictable. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        On April 4, 2011, the Company and HP Enterprise Services, LLC ("HP") entered into a three and one-half year data processing service agreement (the "Service Agreement"), which requires annual payments of approximately $20 million for 2012 and 2013 and approximately $10 million for 2014. The Company also has a telecommunications contract which will require annual payments totaling $1.2 million for 2012. Additionally, the Company has software and hardware maintenance agreements which require annual payments totaling approximately $2.1 million and $1.5 million for 2012 and 2013, respectively.

        In addition to the letters of credit described in Note 8, the Company had letters of credit totaling $4.0 million and $5.5 million at December 31, 2011 and 2010, respectively, which are primarily used to support insurance programs and airport concession obligations in Canada. The Company may also provide guarantees on behalf of franchisees to support compliance with airport concession bids. Non-performance of the obligation by the franchisee would trigger the obligation of the Company. At December 31, 2011, there were no such guarantees on behalf of franchisees.

        At December 31, 2011, the Company had outstanding vehicle purchase commitments of approximately $1.3 billion over the next 12 months.

BUSINESS SEGMENTS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
BUSINESS SEGMENTS
Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or "car rental," and rental of industrial, construction, material handling and other equipment, or "equipment rental." Other reconciling items include general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities. Donlen is included in the car rental reportable segment.
Adjusted pre-tax income is calculated as income (loss) before income taxes plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization and write-off of debt financing costs and debt discounts and certain one-time charges and non-operational items. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows them to assess our operational performance on the same basis that management uses internally. The contribution of our reportable segments to revenues and adjusted pre-tax income (loss) and the reconciliation to consolidated amounts are summarized below (in millions of dollars).

	Three Months Ended March 31,
	Revenues		Adjusted Pre-Tax Income (Loss)
	2013	2012	2013	2012
Car rental	$2,084.8	$1,658.2	$208.4	$91.6
Equipment rental	351.0	302.1	45.8	25.9
Total reportable segments	2,435.8	1,960.3	254.2	117.5
Other	0.7	0.6
Total	$2,436.5	$1,960.9
Adjustments:
Other reconciling items(1)			(103.2)	(81.9)
Purchase accounting(2)			(33.7)	(24.1)
Non-cash debt charges(3)			(10.0)	(18.6)
Restructuring charges			(3.7)	(6.7)
Restructuring related charges(4)			(4.2)	(3.3)
Integration expenses(5)			(10.8)	—
Acquisition related costs			(2.6)	(6.9)
Income (loss) before income taxes			$86.0	$(24.0)
_______________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)
Represents the purchase accounting effects of the Acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of revalued workers' compensation and public liability and property damage liabilities. Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of tangible and intangible assets.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Primarily represents Dollar Thrifty related expenses and adjustments.
Total assets increased $797.1 million from December 31, 2012 to March 31, 2013. The increase was primarily related to an increase in our car rental and equipment rental segments' revenue earning equipment, driven by increased volumes, partly offset by a decrease in fleet receivables within our car rental segment, primarily related to the timing of purchases and sales of revenue earning equipment.

Segment Information
Our operating segments are aggregated into reportable business segments based primarily upon similar economic characteristics, products, services, customers, and delivery methods. We have identified two reportable segments: rental and leasing of cars, crossovers and light trucks, or “car rental,” and rental of industrial, construction and material handling equipment, or “equipment rental.” Other reconciling items includes general corporate assets and expenses, certain interest expense (including net interest on corporate debt), as well as other business activities, such as our third party claim management services.
Adjusted pre-tax income (loss) is the measure utilized by management in making decisions about allocating resources to segments and measuring their performance. We believe this measure best reflects the financial results from ongoing operations. Adjusted pre-tax income (loss) is calculated as income (loss) before income taxes plus other reconciling items, non-cash purchase accounting charges, non-cash debt charges and certain one-time charges and non-operational items. The contribution of our reportable segments for the years ended December 31, 2012, 2011 and 2010 is summarized below (in millions of dollars).

	Years ended December 31,
	2012	2011	2010
Revenues
Car rental	$7,633.0	$7,083.5	$6,486.2
Equipment rental	1,385.4	1,209.5	1,070.1
Other reconciling items	2.4	5.4	6.2
Total	$9,020.8	$8,298.4	$7,562.5
Adjusted pre-tax income(a)
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	$227.0	$161.6	$78.0
Depreciation of revenue earning equipment and lease charges
Car rental	$1,876.1	$1,651.4	$1,594.6
Equipment rental	272.1	254.3	273.5
Total	$2,148.2	$1,905.7	$1,868.1
Depreciation of property and equipment
Car rental	$126.9	$116.1	$112.3
Equipment rental	34.1	33.7	34.3
Other reconciling items	11.6	8.2	7.4
Total	$172.6	$158.0	$154.0
Amortization of other intangible assets
Car rental	$41.7	$32.7	$30.2
Equipment rental	40.6	35.8	33.4
Other reconciling items	1.8	1.5	1.1
Total	$84.1	$70.0	$64.7
Interest expense
Car rental	$316.3	$333.1	$401.3
Equipment rental	52.0	45.3	39.4
Other reconciling items	229.5	271.9	285.8
Total	$597.8	$650.3	$726.5

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment and property and equipment
Car rental
Expenditures	$9,118.3	$9,109.9	$8,430.1
Proceeds from disposals	(7,054.4)	(7,689.4)	(7,432.7)
Net expenditures	$2,063.9	$1,420.5	$997.4
Equipment rental
Expenditures	$787.6	$617.5	$186.1
Proceeds from disposals	(192.3)	(213.8)	(124.3)
Net expenditures (proceeds)	$595.3	$403.7	$61.8
Other reconciling items
Expenditures	$20.1	$8.6	$3.9
Proceeds from disposals	(16.1)	(1.0)	(0.3)
Net expenditures	$4.0	$7.6	$3.6

	As of December 31,
	2012	2011
Total assets at end of year
Car rental	$18,454.2	$13,037.9
Equipment rental	3,623.0	3,058.9
Other reconciling items	1,213.0	1,570.5
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
Car rental	$10,710.1	$8,318.7
Equipment rental	2,198.2	1,786.7
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
Car rental	$1,111.3	$971.3
Equipment rental	235.9	203.7
Other reconciling items	89.2	76.9
Total	$1,436.4	$1,251.9
We operate in the United States and in international countries. International operations are substantially in Europe. The operations within major geographic areas are summarized below (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenues
United States	$6,313.4	$5,413.3	$4,993.7
International	2,707.4	2,885.1	2,568.8
Total	$9,020.8	$8,298.4	$7,562.5

	As of December 31,
	2012	2011
Total assets at end of year
United States	$18,140.9	$12,724.4
International	5,149.3	4,942.9
Total	$23,290.2	$17,667.3
Revenue earning equipment, net, at end of year
United States	$10,221.3	$7,621.2
International	2,687.0	2,484.2
Total	$12,908.3	$10,105.4
Property and equipment, net, at end of year
United States	$1,226.1	$1,036.7
International	210.3	215.2
Total	$1,436.4	$1,251.9

(a)	The following table reconciles adjusted pre-tax income to income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010 (in millions of dollars):

	Years Ended December 31,
Adjusted pre-tax income	2012	2011	2010
Car rental	$1,020.1	$850.2	$641.9
Equipment rental	227.0	161.6	78.0
Total reportable segments	1,247.1	1,011.8	719.9
Adjustments:
Other reconciling items(1)	(320.5)	(306.2)	(347.9)
Purchase accounting(2)	(109.6)	(87.6)	(90.3)
Non-cash debt charges(3)	(56.4)	(105.9)	(160.6)
Restructuring charges	(38.0)	(56.4)	(54.7)
Restructuring related charges(4)	(11.1)	(9.8)	(13.2)
Derivative gains (losses)(5)	(0.9)	0.1	(3.2)
Acquisition related costs and charges(6)	(163.7)	(18.8)	(17.7)
Management transition costs	—	(4.0)	—
Pension adjustment(7)	—	13.1	—
Premiums paid on debt(8)	—	(62.4)	—
Other(9)	(44.0)	—	—
Income before income taxes	$502.9	$373.9	$32.3
_______________________________________________________________________________

(1)	Represents general corporate expenses, certain interest expense (including net interest on corporate debt), as well as other business activities.

(2)	Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to purchase accounting.

(3)	Represents non-cash debt charges relating to the amortization and write-off of deferred debt financing costs and debt discounts.

(4)
Represents incremental costs incurred directly supporting our business transformation initiatives. Such costs include transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.

(5)	Represents the mark-to-market adjustment on our interest rate cap.

(6)
Primarily represents Dollar Thrifty acquisition related expenses, change in control expenses, 'Day-1' compensation expenses and other adjustments related to the Dollar Thrifty acquisition, loss on the Advantage divestiture, expenses related to additional required divestitures and costs associated with the Dollar Thrifty acquisition, pre-acquisition interest and commitment fee expenses for interim financing associated with the Dollar Thrifty acquisition and a gain on the investment in Dollar Thrifty stock.

(7)
Represents a gain for the U.K. pension plan relating to unamortized prior service cost from a 2010 amendment that eliminated discretionary pension increases related to pre-1997 service primarily pertaining to inactive employees.

(8)	Represents premiums paid to redeem our 10.5% Senior Subordinated Notes and a portion of our 8.875% Senior Notes.

(9)	Primarily represents expenses related to the withdrawal from a multiemployer pension plan, litigation accrual and expenses associated with the impact of Hurricane Sandy.

15. BUSINESS SEGMENTS

        The Company's corporate operating structure is based on a functional structure and combines the management of operations and administrative functions for both the Dollar and Thrifty brands. Consistent with this structure, management makes business and operating decisions on an overall company basis.

        Included in the consolidated financial statements are the following amounts relating to geographic locations:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Revenues:
United States	$1,466,186	$1,455,958	$1,466,508
Foreign countries	82,742	81,202	79,741

	$1,548,928	$1,537,160	$1,546,249

Long-lived assets:
United States	$82,588	$88,433	$94,606
Foreign countries	1,690	1,795	1,592

	$84,278	$90,228	$96,198

        Revenues are attributed to geographic regions based on the location of the transaction. Long-lived assets represent property and equipment.

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED) - DOLLAR THRIFTY	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
Quarterly Financial Information (Unaudited)
Provided below is a summary of the quarterly operating results during 2012 and 2011 (in millions of dollars).

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Revenues	$1,960.9	$2,225.1	$2,516.2	$2,318.6
Income (loss) before income taxes	(24.0)	171.7	382.1	(26.9)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(48.2)	101.0	251.3	(28.3)

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Revenues	$1,780.0	$2,072.3	$2,432.3	$2,013.8
Income (loss) before income taxes	(146.7)	107.0	308.2	105.4
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(123.0)	62.1	212.6	58.8

16. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

        A summary of the quarterly operating results during 2011 and 2010 follows:

Year Ended December 31, 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	2011 Total
	(In Thousands Except Per Share Amounts)
Revenues	$348,347	$395,129	$451,722	$353,730	$1,548,928
Operating income(a)	$46,921	$88,818	$126,036	$73,685	$335,460
Net income	$16,523	$42,505	$66,621	$33,901	$159,550
Earnings per share:(b)
Basic	$0.57	$1.47	$2.30	$1.16	$5.51
Diluted	$0.53	$1.36	$2.13	$1.08	$5.11

Year Ended December 31, 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	2010 Total
	(In Thousands Except Per Share Amounts)
Revenues	$348,330	$396,227	$443,544	$349,059	$1,537,160
Operating income(a)	$61,088	$84,436	$94,246	$43,314	$283,084
Net income	$27,292	$42,263	$49,165	$12,496	$131,216
Earnings per share:(b)
Basic	$0.96	$1.48	$1.72	$0.44	$4.58
Diluted	$0.91	$1.40	$1.62	$0.41	$4.34
(a)
Operating income represents pretax income before interest, long-lived asset impairment and (increase) decrease in fair value of derivatives.

(b)
The earnings per share is calculated from the weighted average common and common stock equivalents outstanding during each quarter, which may fluctuate based on quarterly income levels and market prices. Therefore, the sum of earnings per share information for each quarter may not equal the total year amounts.

        During the second and fourth quarters of 2011, the Company recorded favorable changes in vehicle insurance reserve estimates of $10.6 million and $21.2 million, respectively, in conjunction with receiving actuarial updates on its vehicle insurance programs. See Note 14 for further discussion.

        During the first and second quarters of 2011, the Company incurred $3.5 million and $1.1 million, respectively, in merger-related expenses. See Note 17 for further discussion.

        During the fourth quarter of 2010, the Company recorded favorable changes in vehicle insurance reserve estimates of $13.4 million in conjunction with receiving actuarial updates on its vehicle insurance programs. See Note 14 for further discussion.

        During the first, second, third and fourth quarters of 2010, the Company incurred $1.7 million, $6.9 million, $11.9 million and $2.1 million, respectively, in merger-related expenses. See Note 17 for further discussion.

        In 2010, the majority relating to the third quarter, the Company wrote off $1.1 million (pretax) primarily related to software no longer in use and to impairments of assets at its company-owned stores.

PROPOSED ACQUISITION AND RELATED MATTERS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
PROPOSED ACQUISITION AND RELATED MATTERS

14. PROPOSED ACQUISITION AND RELATED MATTERS

        On August 26, 2012, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hertz Global Holdings, Inc. ("Hertz") and HDTMS, Inc., a wholly owned subsidiary of Hertz ("Merger Sub"). Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Hertz and the Company, following consummation of the Offer (hereinafter defined) and subject to the approval of the Company's stockholders if required by applicable law, Merger Sub will be merged (the "Merger") with and into the Company, with the Company becoming a wholly owned subsidiary of Hertz.

        The Merger Agreement provides that the acquisition will be effected first through a tender offer by Merger Sub (the "Offer") to acquire all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the "Shares") for $87.50 per Share (the "Offer Price"), net to the seller in cash and without any interest thereon, followed by the second-step Merger.

        Subject to the terms and conditions of the Merger Agreement, the Company has granted Merger Sub an irrevocable one-time option (the "Top-Up Option") to purchase, at a price per Share equal to the Offer Price, an aggregate number of newly issued Shares that, when added to the number of Shares owned by Hertz and its subsidiaries, including Merger Sub, at the time of such exercise, constitutes one Share more than 90% of the Shares then outstanding immediately after the issuance of the Top-Up Option Shares on a fully diluted basis, subject to there being no legal restraint and sufficient authorized Shares available for issuance. The Top-Up Option is exercisable only after Shares have been accepted for payment pursuant to the Offer and Merger Sub irrevocably committing to effect the second-step Merger as soon as practicable after the exercise of the Top-Up Option.

        The consummation of the Offer is subject to certain conditions, including among others, the following: (1) the Company's stockholders shall have validly tendered in the Offer the number of Shares which, when taken together with any Shares owned by Hertz and its subsidiaries, represents a majority of the outstanding Shares on a fully diluted basis and (2) the expiration or early termination of the applicable waiting periods required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The Offer and the other transactions contemplated by the Merger Agreement are not subject to any financing condition.

        The Merger Agreement also provides that, with respect to obtaining antitrust approval of the acquisition, Hertz is required to: (1) divest its Advantage brand, together with certain additional assets and airport concessions pursuant to a proposed consent agreement currently under discussion between Hertz and the Federal Trade Commission (the "FTC"), (2) take other actions which, individually or in the aggregate, are of a de minimis nature and (3) contest any administrative or judicial action or proceeding challenging the acquisition while the Merger Agreement is in effect. At any time after December 31, 2012, both the Company and Hertz may terminate the Merger Agreement if the FTC has not preliminarily accepted the proposed consent agreement and the waiting period under the HSR Act has not expired or been terminated.

        The Merger Agreement includes customary termination provisions for both the Company and Hertz and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, the Company and Hertz must reimburse the other party for its transaction expenses, subject to certain limitations.

        Effective August 26, 2012, prior to the execution of the Merger Agreement, the Company's board of directors approved a Second Amendment to Rights Agreement (the "Amendment"), dated as of August 26, 2012, amending the Rights Agreement ("Rights Agreement") between the Company and Computershare Trust Company, N.A., as rights agent, dated as of May 18, 2011 and amended on February 17, 2012.

        The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed to result in either Hertz or Merger Sub or any of their respective affiliates or associates becoming an "Acquiring Person" (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a "Share Acquisition Date," a "Distribution Date," a "Flip-in Event" or a "Flip-over Event" (each as defined in the Rights Agreement) shall occur, and that the "Rights" (as defined in the Rights Agreement) will not separate from the Shares, in each case, by reason of the execution and delivery of the Merger Agreement, the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement shall terminate and all outstanding Rights shall expire immediately prior to the Acceptance Time (as defined in the Merger Agreement), but only if the Acceptance Time shall have occurred. If the Merger Agreement is subsequently terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect.

        On September 10, 2012, Hertz filed with the SEC a tender offer statement on Schedule TO and the Company filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 regarding the Offer. The Offer originally had an expiration date of October 5, 2012; however, Hertz extended the Offer, which will now expire on November 16, 2012, unless further extended.

17. PROPOSED ACQUISITION AND RELATED MATTERS

        In late February 2011, the Company submitted its certification of substantial compliance with the Second Request of the U.S. Federal Trade Commission ("FTC") relating to a potential acquisition of the Company by Avis Budget.

        On May 9, 2011, Hertz announced its plans to commence an exchange offer to acquire the Company. On May 24, 2011, HDTMS, Inc., a wholly owned subsidiary of Hertz, commenced an exchange offer to exchange each of the issued and outstanding shares of the Company's common stock for (i) $57.60 in cash, without interest and less any required withholding taxes, and (ii) 0.8546 shares of common stock, par value $0.01 per share, of Hertz common stock (the "Exchange Offer"). The Exchange Offer had an expiration date of July 8, 2011; however, Hertz extended the Exchange Offer through November 1, 2011. On October 27, 2011, Hertz announced that it was withdrawing its Exchange Offer for all outstanding shares of the Company, in light of the Company's plan to commence its announced share repurchase program and current market conditions. However, Hertz noted that they remain interested in acquiring the Company and remain engaged with the FTC to secure antitrust clearance for a proposed transaction.

        On August 21, 2011, the Company issued a letter advising Hertz and Avis Budget of the Company's intention to solicit for submission in early October 2011 best and final definitive proposals regarding a potential business combination. In its letter, the Company stated that any proposal that did not eliminate the antitrust regulatory risk of the transaction for its shareholders would not likely be acceptable. In conjunction with the Company's request for final proposals regarding a potential business combination on September 14, 2011, Avis Budget announced that it would not participate in a bid to buy the Company, citing current market conditions.

        As of October 10, 2011, the Company had not received any proposals meeting this criterion and announced that it has formally concluded its process to solicit definitive proposals regarding a potential business combination. Consequently, the Company has terminated its solicitation process and will continue to execute its current stand-alone plan.

        Pending litigation relating to the now terminated merger agreement is described in Note 14.

SUBSEQUENT EVENTS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
SUBSEQUENT EVENTS
Subsequent Events
In April 2013, Hertz entered into an Amendment No. 2, or "Amendment No. 2," to the Senior Term Facility, primarily to reduce the interest rate applicable to a portion of the outstanding term loans under the Senior Term Facility. Prior to Amendment No. 2, approximately $1,372.0 million of tranche B term loans, or “Tranche B Term Loans”, under the Senior Term Facility bore interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 1.00 percent plus a borrowing margin of 2.75 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.75 percent per annum. Pursuant to Amendment No. 2, certain of the existing lenders under the Senior Term Facility converted their existing Tranche B Term Loans into a new tranche of tranche B-2 term loans, or the “Tranche B-2 Term Loans”, in an aggregate principal amount, along with new loans advanced by certain new lenders, of approximately $1,372.0 million. The proceeds of Tranche B-2 Term Loans advanced by the new lenders were used to prepay in full all of the Tranche B Term Loans that were not converted into Tranche B-2 Term Loans.
The Tranche B-2 Term Loans bear interest at a floating rate measured by reference to, at Hertz's option, either (i) an adjusted London inter-bank offered rate not less than 0.75 percent plus a borrowing margin of 2.25 percent per annum or (ii) an alternate base rate plus a borrowing margin of 1.25 percent per annum. The terms and conditions of the new Tranche B-2 Term Loans with respect to maturity, collateral, and covenants are otherwise unchanged compared to the Tranche B Term Loans.
On April 15, 2013, Hertz entered into definitive agreements with China Auto Rental Holdings, Inc., or “China Auto,” and related parties pursuant to which Hertz made a strategic investment in China Auto. China Auto is the largest car rental company in China. Pursuant to the transaction, Hertz invested cash and certain of its assets in China and received common stock and convertible notes in return. Upon the closing of the transaction which occurred on April 30, 2013, Hertz owns 10% of China Auto's ordinary shares and has a seat on China Auto's Board. Upon conversion of the notes, Hertz would have 18.64% on a fully diluted basis. This transaction will be accounted for under the equity method of accounting in accordance with GAAP.

Subsequent Events
On January 23, 2013, Hertz Vehicle Financing LLC, or ‘‘HVF,’’ an insolvency remote, direct, wholly-owned, special purpose subsidiary of Hertz, completed the issuance of $950.0 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B. The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon. The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively. The Class B notes are subordinated to the Class A notes.
The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to HVF's U.S. ABS Program (as defined herein), (ii) used to pay the principal amount of other HVF U.S. ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.
In February 2013, Hertz caused its Brazilian operating subsidiary to amend the Brazilian Fleet Financing Facility to extend the maturity date from February 2013 to October 2013.

15. SUBSEQUENT EVENTS

        In preparing the accompanying condensed consolidated financial statements, the Company has reviewed events that have occurred after September 30, 2012 through the issuance of the financial statements. The Company noted no reportable subsequent events other than the subsequent events noted below.

        In October 2012, the Company executed a vehicle purchase agreement with General Motors LLC ("GM") for the 2013 program year that will allow the Company to source through GM a portion of its vehicle purchases, subject to certain minimum volumes and to requirements applicable to the mix of models purchased. Volume requirements may be modified by mutual agreement between the Company and GM.

        In November 2012, the Court approved the final settlement, ordered the parties to effectuate the settlement agreement according to its terms and dismissed the case on the merits, all in the case of Michael Shames; Gary Gramkow, on behalf of themselves and on behalf of all persons similarly situated v. The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent-A-Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission and Caroline Beteta (No. 07 CV 2174 H BLM (S.D. Cal.).

18. SUBSEQUENT EVENTS

        In preparing the consolidated financial statements, the Company has reviewed events that have occurred after December 31, 2011 through the issuance of the financial statements. The Company noted no reportable subsequent events other than the subsequent events noted in Notes 8 and 13.

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of March 31, 2013 and December 31, 2012 and the Condensed Consolidating Statements of Operations and Comprehensive Income (Loss) for the three month periods ended March 31, 2013 and 2012, and Statements of Cash Flows for the three months ended March 31, 2013 and 2012, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis.

In February 2013 and March 2013, we added Dollar Thrifty and certain of its subsidiaries as guarantors under certain of our debt instruments and credit facilities. The following condensed consolidating financial statements now reflects the results of this change for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.

CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2013

(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$26,483	$85,088	$256,083	$(341,171)	$26,483
Other comprehensive income (net of tax)	(24,273)	2,789	(26,916)	24,127	(24,273)
Comprehensive income (loss)	$2,210	$87,877	$229,167	$(317,044)	$2,210

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)
Other comprehensive income, net of tax	32,338	—	29,262	(29,262)	32,338
Comprehensive income (loss)	(15,903)	8,730	182,552	(191,282)	(15,903)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements

The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of December 31, 2012 and 2011 and the Condensed Consolidating Statements of Operations, Comprehensive Income (Loss) and Cash Flows for the years ended December 31, 2012, 2011 and 2010, and Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, of (a) The Hertz Corporation, (“the Company” or “the Parent”); (b) the Parent's subsidiaries that guarantee the Parent's indebtedness, or the Guarantor Subsidiaries; (c) the Parent's subsidiaries that do not guarantee the Parent's indebtedness, or the Non-Guarantor Subsidiaries; (d) elimination entries necessary to consolidate the Parent with the Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and of (e) the Company on a consolidated basis. The Guarantor Subsidiaries are consistent with those entities which guaranteed the Company's existing indebtedness as of December 31, 2011 and December 31, 2010, with the exception of the Company's Simply Wheelz subsidiary which was sold in connection with the Advantage divestiture, as more fully described below, and therefore is not included as a guarantor of the debt in this Form 10-K.
On December 12, 2012, pursuant to a consent agreement Hertz Holdings entered into with the Federal Trade Commission in connection with the Dollar Thrifty acquisition, we consummated the Advantage Divestiture. Prior to the Advantage Divestiture, Simply Wheelz, the legal entity associated with Advantage, had been included within these condensed consolidating financial statements as a Guarantor Subsidiary. The following condensed consolidating financial statements which include Simply Wheelz now reflects it as a Non-Guarantor Subsidiary for all periods presented.

Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided as management believes the following information is sufficient, as the Guarantor Subsidiaries are 100% owned by the Parent and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under the Senior Credit Facilities, and consequently will not be available to satisfy the claims of our general creditors.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$3,961,435	$701,264	$5,350,348	$(2,450,513)	$7,562,534
Expenses:
Direct operating	2,217,864	452,674	1,612,856	—	4,283,394
Depreciation of revenue earning equipment and lease charges	1,938,416	200,252	2,179,992	(2,450,513)	1,868,147
Selling, general and administrative	320,192	67,739	276,511	—	664,442
Interest expense, net of interest income	297,276	20,068	396,880	—	714,224
Other (income) expense, net	9,915	(3)	(9,907)	—	5
Total expenses	4,783,663	740,730	4,456,332	(2,450,513)	7,530,212
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(822,228)	(39,466)	894,016	—	32,322
(Provision) benefit for taxes on income (loss)	314,692	10,718	(358,732)	—	(33,322)
Equity in earnings (losses) of subsidiaries (net of tax)	489,153	(5,268)	—	(483,885)	—
Net income (loss)	(18,383)	(34,016)	535,284	(483,885)	(1,000)
Less: Net income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(18,383)	$(34,016)	$517,901	$(483,885)	$(18,383)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779
Other comprehensive income, net of tax	1,522	121	6,816	(6,937)	1,522
Comprehensive income (loss)	$277,301	$62,316	$1,008,571	$(1,070,887)	$277,301

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$210,489	$34,810	$758,068	$(773,318)	$230,049
Other comprehensive income, net of tax	(66,237)	—	(34,619)	34,619	(66,237)
Comprehensive income (loss)	144,252	34,810	723,449	(738,699)	163,812
Less: Comprehensive income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$144,252	$34,810	$703,889	$(738,699)	$144,252

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net income (loss)	$(18,383)	$(34,016)	$535,284	$(483,885)	$(1,000)
Other comprehensive income, net of tax	41,154	—	28,427	(28,427)	41,154
Comprehensive income (loss)	22,771	(34,016)	563,711	(512,312)	40,154
Less: Comprehensive income attributable to noncontrolling interest	—	—	(17,383)	—	(17,383)
Comprehensive income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$22,771	$(34,016)	$546,328	$(512,312)	$22,771

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$337,055	$88,941	$2,193,486	$(381,555)	$2,237,927
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	19,932	(17,514)	158,098	—	160,516
Revenue earning equipment expenditures	(188,057)	(96,452)	(8,156,363)	—	(8,440,872)
Proceeds from disposal of revenue earning equipment	169,451	75,139	7,273,856	—	7,518,446
Property and equipment expenditures	(92,415)	(14,137)	(72,657)	—	(179,209)
Proceeds from disposal of property and equipment	4,311	10,416	24,178	—	38,905
Capital contributions to subsidiaries	(1,544,332)	—	—	1,544,332	—
Return of capital from subsidiaries	1,877,095	—	—	(1,877,095)	—
Acquisitions, net of cash acquired	(35)	(43,789)	(3,747)	—	(47,571)
Purchase of short-term investments, net	3,183	94	214	—	3,491
Other investing activities	—	—	2,726	—	2,726
Net cash provided by (used in) investing activities	249,133	(86,243)	(773,695)	(332,763)	(943,568)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,209,866	—	1,425,847	—	2,635,713
Payment of long-term debt	(73,342)	(68)	(2,880,823)	—	(2,954,233)
Short-term borrowings:
Proceeds	—	—	490,490	—	490,490
Payments	(2,615)	—	(968,334)	—	(970,949)
Proceeds (payments) under the revolving lines of credit, net	(18,907)	(3,515)	1,048,492	—	1,026,070
Distributions to noncontrolling interest	—	—	(18,200)	—	(18,200)
Capital contributions received from parent	—	—	1,544,332	(1,544,332)	—
Payment of dividends and return of capital	(23,000)	—	(2,258,650)	2,258,650	(23,000)
Proceeds from employee stock purchase plan	3,208	—	—	—	3,208
Loan from Hertz Global Holdings, Inc.	(6,173)	—	—	—	(6,173)
Excess tax benefits from exercise of stock	(258)	—	—	—	(258)
Payment of financing costs	(29,111)	—	(49,040)	—	(78,151)
Net cash provided by (used in) financing activities	1,059,668	(3,583)	(1,665,886)	714,318	104,517
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(10,337)	—	(10,337)
Net decrease in cash and cash equivalents during the period	1,645,856	(885)	(256,432)	—	1,388,539
Cash and cash equivalents at beginning of period	108,522	6,043	870,902	—	985,467
Cash and cash equivalents at end of period	$1,754,378	$5,158	$614,470	$—	$2,374,006

16. GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

        In November 2012, the Company was acquired by a wholly owned indirect subsidiary of The Hertz Corporation ("THC"), a wholly owned subsidiary of Hertz Global Holdings, Inc. In February 2013 and March 2013, the Company and certain of its subsidiaries were added as guarantors under certain of THC's debt instruments and credit facilities.

        The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheets as of September 30, 2012 and December 31, 2011, and the Condensed Consolidating Statements of Comprehensive Income for the nine month periods ended September 30, 2012 and 2011, and Condensed Consolidating Statements of Cash Flows for the nine month periods ended September 30, 2012 and 2011, of (a) the Company and those of its subsidiaries that guarantee the indebtedness of THC, or the Guarantor Subsidiaries; (b) the subsidiaries of the Company that do not guarantee THC's indebtedness, or the Non-Guarantor Subsidiaries; (c) elimination entries necessary to consolidate the Guarantor Subsidiaries with the Non-Guarantor Subsidiaries; and of (d) the Company and its subsidiaries on a consolidated basis.

        Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by THC and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under THC's Senior Credit Facilities, and consequently will not be available to satisfy the claims of THC's general creditors.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$402,243	$54,626	$—	$456,869
Restricted cash and investments	6,185	243,959	—	250,144
Receivables, net	86,835	69,618	(28,236)	128,217
Intercompany	(92,323)	147,270	(54,947)	—
Prepaid expenses and other assets	59,770	13,409	(1,199)	71,980
Revenue-earning vehicles, net	24,629	1,850,978	—	1,875,607
Property and equipment, net	76,208	1,679	—	77,887
Investment in subsidiaries	825,502	—	(825,502)	—
Income taxes receivable	4,364	89	—	4,453
Software, net	19,438	—	—	19,438

Total assets	$1,412,851	$2,381,628	$(909,884)	$2,884,595

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$44,288	$3,484	$(3)	$47,769
Accrued liabilities	161,841	4,157	(29,432)	136,566
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	391,431	1,093	—	392,524
Vehicle insurance reserves	71,050	11,308	—	82,358
Debt and other obligations	—	1,536,084	(54,947)	1,481,137

Total liabilities	668,610	1,556,126	(84,382)	2,140,354

COMMITMENTS AND CONTINGENCIES
EQUITY	744,241	825,502	(825,502)	744,241

Total liabilities and equity	$1,412,851	$2,381,628	$(909,884)	$2,884,595

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,151,812	$346,437	$(285,999)	$1,212,250

COSTS AND EXPENSES:
Direct vehicle and operating	558,350	40,861	(2,748)	596,463
Vehicle depreciation and lease charges, net	302,648	168,446	(282,726)	188,368
Selling, general and administrative	143,258	4,719	(498)	147,479
Interest expense, net	11,156	33,472	(27)	44,601

Total costs and expenses	1,015,412	247,498	(285,999)	976,911

(Increase) decrease in fair value of derivatives	—	525	—	525
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	136,400	98,414	—	234,814
INCOME TAX EXPENSE	89,212	304	—	89,516

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	47,188	98,110	—	145,298
EQUITY IN EARNINGS OF SUBSIDIARIES	98,110	—	(98,110)	—

NET INCOME / (LOSS)	$145,298	$98,110	$(98,110)	$145,298

COMPREHENSIVE INCOME / (LOSS)	$159,277	$103,277	$(103,277)	$159,277

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,140,588	$332,591	$(277,981)	$1,195,198

COSTS AND EXPENSES:
Direct vehicle and operating	549,971	40,151	(6,323)	583,799
Vehicle depreciation and lease charges, net	288,433	186,677	(271,127)	203,983
Selling, general and administrative	140,345	5,810	(514)	145,641
Interest expense, net	29,552	29,364	(17)	58,899

Total costs and expenses	1,008,301	262,002	(277,981)	992,322

(Increase) decrease in fair value of derivatives	(5,634)	2,267	—	(3,367)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	137,921	68,322	—	206,243
INCOME TAX EXPENSE	80,270	324	—	80,594

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	57,651	67,998	—	125,649
EQUITY IN EARNINGS OF SUBSIDIARIES	67,998	—	(67,998)	—

NET INCOME / (LOSS)	$125,649	$67,998	$(67,998)	$125,649

COMPREHENSIVE INCOME / (LOSS)	$127,358	$60,093	$(60,093)	$127,358

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$206,985	$319,585	$(91,800)	$434,770
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(38,350)	(1,342,267)	—	(1,380,617)
Revenue-earning vehicles—Proceeds from sales	26,623	730,468	—	757,091
Net change in restricted cash and investments	(4,817)	108,462	—	103,645
Property, equipment and software—Purchases	(13,817)	(84)	—	(13,901)
Property, equipment and software—Proceeds from sales	3,491	—	—	3,491
Dividends received	79,000	—	(79,000)	—
Investment in subsidiary	(231,600)	—	231,600	—
Intercompany	(35,029)	(56,793)	91,822	—

Net cash provided by/(used in) investing activities	(214,499)	(560,214)	244,422	(530,291)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	581,169	—	581,169
Payments of vehicle debt and other obligations	—	(500,000)	—	(500,000)
Issuance of common shares	1,694	—	—	1,694
Net settlement of employee withholding taxes on share-based awards	(1,215)	—	—	(1,215)
Purchases of common stock for the treasury	(29,136)	—	—	(29,136)
Financing issue costs	(7,825)	(945)	—	(8,770)
Dividends paid	—	(79,000)	79,000	—
Capital contribution from Parent	—	231,622	(231,622)	—

Net cash provided by/(used in) financing activities	(36,482)	232,846	(152,622)	43,742

CHANGE IN CASH AND CASH EQUIVALENTS	(43,996)	(7,783)	—	(51,779)
CASH AND CASH EQUIVALENTS:
Beginning of Period	446,239	62,409	—	508,648

End of Period	$402,243	$54,626	$—	$456,869

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$268,555	$262,206	$(72,151)	$458,610
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(46,155)	(937,724)	—	(983,879)
Revenue-earning vehicles—Proceeds from sales	31,135	460,873	—	492,008
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	270	76,036	—	76,306
Property, equipment and software—Purchases	(11,108)	(88)	—	(11,196)
Property, equipment and software—Proceeds from sales	324	29	—	353
Dividends received	191,675	—	(191,675)	—
Investment in subsidiary	(249,389)	—	249,389	—
Intercompany	(119,298)	5,583	113,715	—

Net cash provided by/(used in) investing activities	(102,546)	(395,291)	171,429	(326,408)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,192,226	(54,323)	1,137,903
Payments of vehicle debt and other obligations	—	(1,081,350)	9,277	(1,072,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	2,921	—	—	2,921
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Financing issue costs	(1,997)	(11,306)	—	(13,303)
Dividends paid	—	(191,675)	191,675	—
Capital contribution from Parent	—	245,907	(245,907)	—

Net cash provided by/(used in) financing activities	(150,406)	153,802	(99,278)	(95,882)

CHANGE IN CASH AND CASH EQUIVALENTS	15,603	20,717	—	36,320
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$465,610	$33,863	$—	$499,473

19. GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

        In November 2012, the Company was acquired by a wholly owned indirect subsidiary of The Hertz Corporation ("THC"), a wholly owned subsidiary of Hertz Global Holdings, Inc. In February 2013 and March 2013, the Company and certain of its subsidiaries were added as guarantors under certain of THC's debt instruments and credit facilities.

        The following condensed consolidating financial information presents the Condensed Consolidating Balance Sheet as of December 31, 2011, and the Condensed Consolidating Statement of Income for the twelve month period ended December 31, 2011, and Condensed Consolidating Statement of Cash Flows for the twelve month period ended December 31, 2011, of (a) the Company and those of its subsidiaries that guarantee the indebtedness of THC, or the Guarantor Subsidiaries; (b) the subsidiaries of the Company that do not guarantee THC's indebtedness, or the Non-Guarantor Subsidiaries; (c) elimination entries necessary to consolidate the Guarantor Subsidiaries with the Non-Guarantor Subsidiaries; and of (d) the Company and its subsidiaries on a consolidated basis.

        Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. Separate financial statements and other disclosures with respect to the Guarantor Subsidiaries have not been provided, as the Guarantor Subsidiaries are 100% owned by THC and all guarantees are full and unconditional and joint and several. Additionally, substantially all of the assets of the Guarantor Subsidiaries are pledged under THC's Senior Credit Facilities, and consequently will not be available to satisfy the claims of THC's general creditors.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,480,660	$436,441	$(368,173)	$1,548,928

COSTS AND EXPENSES:
Direct vehicle and operating	708,477	51,008	(8,017)	751,468
Vehicle depreciation and lease charges, net	378,898	251,526	(359,467)	270,957
Selling, general and administrative	184,769	6,937	(663)	191,043
Interest expense, net	36,003	41,485	(26)	77,462

Total costs and expenses	1,308,147	350,956	(368,173)	1,290,930

(Increase) decrease in fair value of derivatives	(5,634)	2,390	—	(3,244)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	178,147	83,095	—	261,242
INCOME TAX EXPENSE	100,772	920	—	101,692

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	77,375	82,175	—	159,550
EQUITY IN EARNINGS OF SUBSIDIARIES	82,175	—	(82,175)	—

NET INCOME / (LOSS)	$159,550	$82,175	$(82,175)	$159,550

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$306,521	$347,234	$(86,461)	$567,294
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(58,522)	(1,110,010)	—	(1,168,532)
Revenue-earning vehicles—Proceeds from sales	42,746	715,020	—	757,766
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	16	(75,477)	—	(75,461)
Property, equipment and software—Purchases	(16,543)	(90)	—	(16,633)
Property, equipment and software—Proceeds from sales	330	29	—	359
Dividends received	266,675	—	(266,675)	—
Investment in subsidiary	(247,713)	—	247,713	—
Intercompany	(139,869)	8,993	130,876	—

Net cash provided by/(used in) investing activities	(52,880)	(461,535)	111,914	(402,501)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,592,466	(54,563)	1,537,903
Payments of vehicle debt and other obligations	—	(1,396,350)	9,277	(1,387,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	4,774	—	—	4,774
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Early termination of interest rate swap	(8,815)	—	—	(8,815)
Forward stock repurchase agreement	(100,000)	—	—	(100,000)
Financing issue costs	(2,038)	(12,719)	—	(14,757)
Dividends paid	—	(266,675)	266,675	—
Capital contribution from Parent	—	246,842	(246,842)	—

Net cash provided by/(used in) financing activities	(257,409)	163,564	(25,453)	(119,298)

CHANGE IN CASH AND CASH EQUIVALENTS	(3,768)	49,263	—	45,495
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$446,239	$62,409	$—	$508,648

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY (Policies)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Basis of presentation and summary of significant accounting policies
Estimates
Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Actual results could differ materially from those estimates.
Significant estimates inherent in the preparation of the consolidated financial statements include depreciation of revenue earning equipment, reserves for litigation and other contingencies, accounting for income taxes and related uncertain tax positions, pension and postretirement benefit costs, the fair value of assets and liabilities acquired in business combinations, the recoverability of long-lived assets, useful lives and impairment of long-lived tangible and intangible assets including goodwill, valuation of stock based compensation, public liability and property damage reserves, reserves for restructuring, allowance for doubtful accounts, and fair value of derivatives, among others.

Estimates—The preparation of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ materially from those estimates.

Cash and Cash Equivalents		Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and on deposit, including highly liquid investments with initial maturities of three months or less.
Cash and Cash Equivalents - Required Minimum Balance
Cash and Cash Equivalents—Required Minimum Balance—In 2009, the Company amended its Senior Secured Credit Facilities (hereinafter defined). Under the terms of that amendment, the Company was required to maintain a minimum of $100 million at all times. In February 2011, the Company further amended its Senior Secured Credit Facilities, eliminating the requirement to maintain a minimum of $100 million of cash and cash equivalents and replacing it with certain other covenants.

Restricted Cash and Investments
Concentration of Credit Risk
Our cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. We seek to mitigate such risks by spreading the risk across multiple counterparties and monitoring the risk profiles of these counterparties. In addition, we have credit risk from derivative financial instruments used in hedging activities. We limit our exposure relating to derivative financial instruments by diversifying the financial instruments among various counterparties, which consist of major financial institutions.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or “LKE Program,” and to satisfy certain of our self-insurance regulatory reserve requirements. These funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and cash equivalents are excluded from cash and cash equivalents.

Restricted Cash and Investments—Restricted cash and investments are restricted for the acquisition of vehicles and other specified uses under the rental car asset-backed note indenture and other agreements (Note 8). A portion of these funds is restricted due to the Like-Kind Exchange Program (hereinafter defined) for deferred tax gains on eligible vehicle remarketing. As permitted by the indenture, these funds are primarily held in highly rated money market funds with investments primarily in government and corporate obligations. Restricted cash and investments are excluded from cash and cash equivalents. Interest earned on restricted cash and investments was $0.4 million, $0.7 million and $3.2 million, for 2011, 2010 and 2009, respectively, and remains in restricted cash and investments.

Concentration of Credit Risk
Concentration of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, cash and cash equivalents—required minimum balance, restricted cash and investments, interest rate swaps and caps, vehicle manufacturer receivables and trade receivables. The Company limits its exposure on cash and cash equivalents, cash and cash equivalents—required minimum balance and restricted cash and investments by investing in Aaa or P-1 rated funds and short-term time deposits with a diverse group of high quality financial institutions. The Company's exposure relating to interest rate swaps and caps is mitigated by diversifying the financial instruments among various counterparties, which consist of major financial institutions. Receivables from vehicle manufacturers consist primarily of amounts due under guaranteed residual, buyback, incentive and promotion programs. The Company's financial condition and results of operations could be adversely affected if one or more of its primary vehicle manufacturers were unable to meet their obligations to the Company. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across different geographic areas. Additionally, the Company limits its exposure to credit risk through performing credit reviews and monitoring the financial strength of its significant accounts.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts—An allowance for doubtful accounts is generally established during the period in which receivables are recorded. The allowance is maintained at a level deemed appropriate based on loss experience and other factors affecting collectability.

Financing Issue Costs
Financing Issue Costs—Financing issue costs related to vehicle debt and the Senior Secured Credit Facilities are deferred and amortized to interest expense over the term of the related debt using the effective interest method.

Revenue-Earning Vehicles and Related Vehicle Depreciation Expense

Revenue-Earning Vehicles and Related Vehicle Depreciation Expense—Revenue-earning vehicles are stated at cost, net of related discounts. At December 31, 2011, Non-Program Vehicles accounted for approximately 96% of the Company's total fleet.

        The Company must estimate the expected residual values of Non-Program Vehicles at the expected time of disposal to determine monthly depreciation rates. The estimation of residual values requires the Company to make assumptions regarding the age and mileage of the car at the time of disposal, as well as the general used vehicle market conditions at the time of sale, including the impact of seasonality on vehicle residuals. The Company evaluates estimated residual values at least quarterly, and adjusts depreciation rates accordingly, on a prospective basis. Differences between actual residual values and those estimated by the Company result in a gain or loss on disposal and are recorded as an adjustment to depreciation expense. Actual timing of disposal either shorter or longer than the life used for depreciation purposes could result in a loss or gain on sale. Vehicle rental companies bear residual value risk for these vehicles, which are referred to as "Non-Program Vehicles". Generally, the average holding term for Non-Program Vehicles is approximately 18 to 22 months.

        The Company is required to depreciate the vehicle according to the terms of the guaranteed depreciation or repurchase program ("Program Vehicles") and in doing so is guaranteed to receive the full net book value in proceeds upon the sale of the vehicle. In some cases, the sales proceeds are received directly from auctions, with any shortfall in value being paid by the vehicle manufacturer. With certain other vehicle manufacturers, the entire balance of proceeds from vehicle sales comes directly from the manufacturer. In either case, the Company bears the risk of collectability on the receivable from the vehicle manufacturer. The Company monitors its vehicle manufacturer receivables based on time outstanding, manufacturer strength and length of the relationship. Generally, the average holding term for Program Vehicles is approximately six to eight months.

Property and Equipment
Generally, when revenue earning equipment is acquired, we estimate the period that we will hold the asset, primarily based on historical measures of the amount of rental activity (e.g., automobile mileage and equipment usage) and the targeted age of equipment at the time of disposal. We also estimate the residual value of the applicable revenue earning equipment at the expected time of disposal. The residual values for rental vehicles are affected by many factors, including make, model and options, age, physical condition, mileage, sale location, time of the year and channel of disposition (e.g., auction, retail, dealer direct). The residual value for rental equipment is affected by factors which include equipment age and amount of usage. Depreciation is recorded on a straight-line basis over the estimated holding period. Depreciation rates are reviewed on a quarterly basis based on management's ongoing assessment of present and estimated future market conditions, their effect on residual values at the time of disposal and the estimated holding periods. Market conditions for used vehicle and equipment sales can also be affected by external factors such as the economy, natural disasters, fuel prices and incentives offered by manufacturers of new cars. These key factors are considered when estimating future residual values and assessing depreciation rates. As a result of this ongoing assessment, we make periodic adjustments to depreciation rates of revenue earning equipment in response to changed market conditions. Upon disposal of revenue earning equipment, depreciation expense is adjusted for the difference between the net proceeds received and the remaining net book value.
Within Donlen, revenue earning equipment is under longer term lease agreements with our customers. These leases contain provisions whereby we have a contracted residual value guaranteed to us by the lessee, such that we do not experience any gains or losses on the disposal of these vehicles. Therefore depreciation rates on these vehicles are not adjusted at any point in time per the associated lease contract.
Property and Equipment
Property and equipment are stated at cost and are depreciated utilizing the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter. Useful lives are as follows:

Buildings	3 to 50 years
Furniture and fixtures	1 to 15 years
Capitalized internal use software	1 to 15 years
Service cars and service equipment	1 to 13 years
Other intangible assets	3 to 20 years
Leasehold improvements	The shorter of their economic lives or the lease term

Property and Equipment—Property and equipment are recorded at cost and are depreciated using principally the straight-line method over the estimated useful lives of the related assets. Estimated useful lives generally range from ten to 30 years for buildings and improvements and one to seven years for furniture and equipment. Leasehold improvements are amortized over the estimated useful lives of the related assets or leases, whichever is shorter.

Software
Software—Software is recorded at cost and amortized using the straight-line method generally ranging from three to five years. The remaining useful life of software is evaluated annually to assess whether events and circumstances warrant a revision to the remaining amortization period.

Website Development Costs
Website Development Costs—The Company capitalizes qualifying internal-use software development, including Website development, incurred subsequent to the completion of the preliminary project stage. Development costs are amortized over the shorter of the expected useful life of the software or five years. Costs related to planning, maintenance, and minor upgrades are expensed as incurred.

Long-Lived Assets
Long-Lived Assets—The Company reviews the value of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable based upon estimated future cash flows and records an impairment charge, equaling the excess of the carrying value over the estimated fair value, if the carrying value exceeds estimated future cash flows.

Accounts Payable
Accounts Payable—Book overdrafts of $19.0 million and $17.0 million, which represent outstanding checks not yet presented to the bank, are included in accounts payable to reflect the Company's outstanding obligations at December 31, 2011 and 2010, respectively. These amounts do not represent bank overdrafts, which would constitute checks presented in excess of cash on hand, and would be effectively a loan to the Company.

Derivative Instruments
Derivative Instruments
We are exposed to a variety of market risks, including the effects of changes in interest rates, gasoline and diesel fuel prices and foreign currency exchange rates. We manage our exposure to these market risks through our regular operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments. Derivative financial instruments are viewed as risk management tools and have not been used for speculative or trading purposes. In addition, derivative financial instruments are entered into with a diversified group of major financial institutions in order to manage our exposure to counterparty nonperformance on such instruments. We account for all derivatives in accordance with GAAP, which requires that all derivatives be recorded on the balance sheet as either assets or liabilities measured at their fair value. The effective portion of changes in fair value of derivatives designated as cash flow hedging instruments is recorded as a component of other comprehensive income. The ineffective portion is recognized currently in earnings within the same line item as the hedged item, based upon the nature of the hedged item. For derivative instruments that are not part of a qualified hedging relationship, the changes in their fair value are recognized currently in earnings. See Note 14—Financial Instruments.

Derivative Instruments—The Company records all derivatives on the balance sheet as either assets or liabilities measured at their fair value and changes in the derivatives' fair value are recognized currently in earnings unless specific hedge accounting criteria are met. The Company has entered into interest rate swap and cap agreements, which do not qualify for hedge accounting treatment; therefore, the changes in the interest rate swap and cap agreements' fair values have been recognized as an (increase) decrease in fair value of derivatives in the consolidated statements of income. The Company has also entered into interest rate swap agreements which constituted cash flow hedges and qualified for hedge accounting treatment; therefore, changes in fair value are recorded in accumulated other comprehensive loss (Note 9). All cash flows associated with cash flow hedges are classified in operating activities in the Consolidated Statements of Cash Flows.

Vehicle Insurance Reserves
Vehicle Insurance Reserves—Provisions for public liability and property damage and supplemental liability insurance ("SLI") on self-insured claims are made by charges to direct vehicle and operating expense. Accruals for such charges are based upon actuarially determined evaluations of estimated ultimate liabilities on reported and unreported claims, prepared on a semi-annual basis. Historical data related to the amount and timing of payments for self-insured claims is utilized in preparing the actuarial evaluations. The accrual for public liability and property damage claims is discounted based upon the actuarially determined estimated timing of payments to be made in the future. The Company records expense related to public liability and property damage and SLI on a monthly basis based on rental volume and projections of ultimate losses, expenses, premiums and administrative costs that are derived from historical accident claim experience and trends. Management reviews the actual timing of payments as compared with the semi-annual actuarial estimate of timing of payments and has determined that there has been no material differences in the timing of payments for each of the three years in the period ended December 31, 2011. Because of less predictability in the estimated timing of payments, self-insured reserves for SLI are not discounted.

Foreign Currency Translation
Foreign Currency Translation and Transactions
Assets and liabilities of international subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in “Accumulated other comprehensive loss” in the equity section of our consolidated balance sheets. As of December 31, 2012 and 2011, the accumulated foreign currency translation gain was $102.7 million and $91.3 million, respectively. Foreign currency gains and losses resulting from transactions are included in earnings.

Foreign Currency Translation—Foreign assets and liabilities are translated using the exchange rate in effect at the balance sheet date, and results of operations are translated using an average rate for the period. Translation adjustments are accumulated and reported as a component of accumulated other comprehensive loss.

Revenue Recognition
Revenue Recognition
Rental and rental related revenue (including cost reimbursements from customers where we consider ourselves to be the principal versus an agent) are recognized over the period the revenue earning equipment is rented or leased based on the terms of the rental or leasing contract. Maintenance management administrative fees are recognized monthly and maintenance management service revenue is recognized when services are performed. Revenue related to new equipment sales and consumables is recognized at the time of delivery to, or pick-up by, the customer and when collectability is reasonably assured. Fees from our licensees are recognized over the period the underlying licensees' revenue is earned (over the period the licensees' revenue earning equipment is rented). Certain truck and equipment leases are originated with the intention of syndicating to banks, and upon the sale of rights to these direct financing leases, the net gain is recorded in revenue.
Sales tax amounts collected from customers have been recorded on a net basis.

Revenue Recognition—Revenues from vehicle rentals are recognized as earned on a daily basis under the related rental contracts with customers. Revenues from leasing vehicles to franchisees are principally under operating leases with fixed monthly payments and are recognized ratably as earned over the lease terms. Revenues from fees and services include providing sales and marketing, reservations, information systems and other services to franchisees. Revenues from these services are generally based on a percentage of franchisee rental revenue or upon providing reservations and are recognized as earned on a monthly basis. Initial franchise fees are recognized upon substantial completion of all material services and conditions of the franchise sale, which coincides with the date of sale and commencement of operations by the franchisee.

Advertising Costs
Advertising
Advertising and sales promotion costs are expensed the first time the advertising or sales promotion takes place. Advertising costs are reflected as a component of “Selling, general and administrative” in our consolidated statements of operations and for the years ended December 31, 2012, 2011 and 2010 were $158.0 million, $145.8 million and $133.8 million, respectively.

Advertising Costs—Advertising costs are primarily expensed as incurred. The Company incurred advertising expense of $20.1 million, $20.9 million and $21.2 million, for 2011, 2010 and 2009, respectively.

Environmental Costs
Environmental Liabilities
The use of automobiles and other vehicles is subject to various governmental controls designed to limit environmental damage, including that caused by emissions and noise. Generally, these controls are met by the manufacturer, except in the case of occasional equipment failure requiring repair by us. To comply with environmental regulations, measures are taken at certain locations to reduce the loss of vapor during the fueling process and to maintain, upgrade and replace underground fuel storage tanks. We also incur and provide for expenses for the cleanup of petroleum discharges and other alleged violations of environmental laws arising from the disposition of waste products. We do not believe that we will be required to make any material capital expenditures for environmental control facilities or to make any other material expenditures to meet the requirements of governmental authorities in this area. Liabilities for these expenditures are recorded at undiscounted amounts when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Environmental Costs—The Company's operations include the storage of gasoline in underground storage tanks at certain company-owned stores. Liabilities incurred in connection with the remediation of accidental fuel discharges are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Operating Leases

Operating Leases—

        Contingent Rent—The Company recognizes contingent rent expense associated with certain airport concession agreements monthly as incurred when the Company's achievement of the annual targeted qualifying revenue is probable.

        Scheduled Rent Increases—The Company recognizes scheduled rent increases on a straight-line basis over the remaining lease term.

Income Taxes
Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Subsequent changes to enacted tax rates and changes to the global mix of earnings will result in changes to the tax rates used to calculate deferred taxes and any related valuation allowances. Provisions are not made for income taxes on undistributed earnings of international subsidiaries that are intended to be indefinitely reinvested outside of the United States or are expected to be remitted free of taxes. Future distributions, if any, from these international subsidiaries to the United States or changes in U.S. tax rules may require a change to reflect tax on these amounts. See Note 9—Taxes on Income.

Income Taxes—The Company has provided for income taxes on its separate taxable income or loss and other tax attributes. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized. The Company has established a valuation allowance related to DTG Canada and a portion of the Company's net operating losses for state tax purposes. The Company evaluates its tax policies quarterly to identify uncertain tax positions.

Earnings Per Share
Earnings Per Share—Basic earnings per share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted EPS is based on the combined weighted average number of common shares and dilutive potential common shares outstanding which include, where appropriate, the assumed exercise of options. In computing diluted EPS, the Company utilizes the treasury stock method.

Stock-Based Compensation
Stock‑Based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. That cost is to be recognized over the period during which the employee is required to provide service in exchange for the award. We have estimated the fair value of options issued at the date of grant using a Black‑Scholes option‑pricing model, which includes assumptions related to volatility, expected life, dividend yield and risk-free interest rate. See Note 7-Stock‑Based Compensation.
We are using equity accounting for restricted stock unit and performance stock unit awards. For restricted stock units the expense is based on the grant-date fair value of the stock and the number of shares that vest, recognized over the service period. For performance stock units the expense is based on the grant-date fair value of the stock, recognized over a two to four year service period depending upon a performance condition. For performance stock units, we re-assess the probability of achieving the applicable performance condition each reporting period and adjust the recognition of expense accordingly. The performance condition is not considered in determining the grant date fair value.

Stock-Based Compensation—The Company uses the fair value-based method of accounting for stock-based compensation. All performance share, restricted stock and stock option awards are accounted for using the fair value-based method for the 2011, 2010 and 2009 periods. The fair value of these common shares is determined based on the closing market price of the Company's common shares at the specific date on which the shares were granted. In 2011 and 2010, the Company did not issue any stock options. In 2009, the Company issued approximately 1,120,000 stock options at a weighted average grant-date fair value per share of $4.44.

New Accounting Standards
Recently Issued Accounting Pronouncements
In December 2011, the FASB issued Accounting Standards Update, or "ASU," No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," or "ASU 2011-11" to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We plan to adopt ASU 2011-11 on January 1, 2013, as required, but do not believe this guidance will have a significant impact on our consolidated financial statements or financial statement disclosures.
In July 2012, the FASB issued ASU No. 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," or "ASU 2012-02" which states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount. This provision is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This accounting guidance is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.
In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income," or "ASU 2013-02" which requires disclosure of significant amounts reclassified out of accumulated other comprehensive income by component and their corresponding effect on the respective line items of net income. This guidance is effective for reporting periods beginning after December 15, 2012 and is not expected to have a material impact on our consolidated financial statements or financial statement disclosures.

New Accounting Standards—

        In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") ASU 2010-06, "Fair Value Measurements and Disclosures (ASC Topic 820): Improving Disclosures about Fair Value Measurements" which amends Accounting Standards Codification ("ASC") Subtopic 820, "Fair Value Measurements and Disclosures" ("ASU 2010-06") to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Company adopted the provisions of ASU 2010-06 regarding disclosures about transfers into and out of Levels 1 and 2 as required on January 1, 2010 and adopted the remaining provisions of ASU 2010-06 regarding separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements as required on January 1, 2011. The adoption of this latest provision had no impact on the Company's financial statements as the Company has no Level 3 measurements.

        In May 2011, the FASB issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"), which amends U.S. GAAP to converge U.S. GAAP and International Financial Reporting Standards ("IFRS") by changing the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011; early adoption is not permitted. The Company adopted ASU 2011-04 on January 1, 2012, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income—Presentation of Comprehensive Income" ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of stockholders' equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income—Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05," to defer the effective date of the specific requirement to present items that are reclassified out of accumulated other comprehensive income to net income alongside their respective components of net income and other comprehensive income. All other provisions of this update, which are to be applied retrospectively, are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted ASU 2011-05 and ASU 2011-12 on January 1, 2012, as required.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to amend the requirement for an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company plans to adopt ASU 2011-11 on January 1, 2013, as required, but does not believe this guidance will have a significant impact on the Company's consolidated financial statements.

EARNINGS PER SHARE - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
Earnings per share
Schedule of computation of weighted average common and common equivalent shares used in the calculation of basic and diluted EPS

The computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted EPS is shown in the following table (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$55,500	$66,621	$145,298	$125,649

Basic EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747

Basic EPS	$1.99	$2.30	$5.15	$4.35

Diluted EPS:
Weighted-average common shares	27,905,118	28,958,718	28,217,067	28,872,747
Shares contingently issuable:
Stock options	803,982	1,964,321	854,272	1,984,419
Performance awards and non-vested shares	127,418	113,734	111,431	90,581
Employee compensation shares deferred	24,577	46,604	29,805	48,440
Director compensation shares deferred	224,535	221,452	223,952	220,554

Shares applicable to diluted	29,085,630	31,304,829	29,436,527	31,216,741

Diluted EPS	$1.91	$2.13	$4.94	$4.03

	Year Ended December 31,
	2011	2010	2009
	(In Thousands, Except Share and Per Share Data)
Net income	$159,550	$131,216	$45,022

Basic EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077

Basic EPS	$5.51	$4.58	$1.98

Diluted EPS:
Weighted average common shares	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options	1,913,783	1,226,089	762,673
Performance awards and non-vested shares	94,261	125,225	255,775
Employee compensation shares deferred	47,232	49,374	105,402
Director compensation shares deferred	220,778	221,485	155,611

Shares applicable to diluted	31,241,241	30,245,281	23,966,538

Diluted EPS	$5.11	$4.34	$1.88

RECEIVABLES - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
RECEIVABLES
Schedule of receivables

Receivables consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Trade accounts receivable and other	$85,476	$74,403
Vehicle manufacturer receivables	41,078	21,510
Car sales receivable	3,826	2,287

	130,380	98,200
Less: Allowance for doubtful accounts	(2,163)	(2,840)

	$128,217	$95,360

	December 31,
	2011	2010
	(In Thousands)
Trade accounts receivable and other	$74,403	$68,528
Vehicle manufacturer receivables	21,510	4,543
Car sales receivable	2,287	1,100

	98,200	74,171
Less: Allowance for doubtful accounts	(2,840)	(4,715)

	$95,360	$69,456

REVENUE-EARNING VEHICLES - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
Revenue-earnings vehicles
Schedule of revenue-earning vehicles

	December 31,
	2011	2010
	(In Thousands)
Revenue-earning vehicles	$1,858,766	$1,668,473
Less: Accumulated depreciation	(390,931)	(326,651)

	$1,467,835	$1,341,822

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
Vehicle depreciation and lease charges, net
Schedule of vehicle depreciation and lease charges

Vehicle depreciation and lease charges include the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Depreciation of revenue-earning vehicles and other	$94,323	$80,667	$230,391	$247,112
Net gains from disposal of revenue-earning vehicles	(5,192)	(17,368)	(42,023)	(43,129)

	$89,131	$63,299	$188,368	$203,983

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Depreciation of revenue-earning vehicles and other	$317,844	$362,284	$461,178
Net gains from disposal of revenue-earning vehicles	(46,887)	(63,084)	(35,086)

	$270,957	$299,200	$426,092

Schedule of average gain on Non-Program Vehicles

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Number of Non-Program Vehicles sold	15,463	15,441	48,530	30,787
Average gain on vehicles sold (per vehicle)	$336	$1,125	$866	$1,401

	Year Ended December 31,
	2011	2010	2009
Number of Non-Program Vehicles sold	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)	$1,190	$1,105	$700

Schedule of components of vehicle depreciation per vehicle per month

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Average depreciable fleet (units)	120,757	113,719	113,968	110,125
Average depreciation rate	$260	$236	$225	$249
Average gain on vehicles sold	(14)	(50)	(41)	(43)

Average vehicle depreciation and lease charges, net	$246	$186	$184	$206

	Year Ended December 31,
	2011	2010	2009
Average depreciable fleet (units)	108,127	103,207	105,301
Average depreciation rate	$245	$293	$365
Average gain on vehicles sold	(36)	(51)	(28)

Average vehicle depreciation and lease charges, net	$209	$242	$337

PROPERTY AND EQUIPMENT - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
PROPERTY AND EQUIPMENT
Schedule of the major classes of property and equipment

	December 31,
	2011	2010
	(In Thousands)
Land	$12,009	$12,022
Buildings and improvements	21,382	23,325
Furniture and equipment	81,014	81,847
Leasehold improvements	128,938	128,742
Construction in progress	5,293	2,824

	248,636	248,760
Less: Accumulated depreciation and amortization	(164,358)	(158,532)

	$84,278	$90,228

SOFTWARE - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
Software
Schedule of software

	December 31,
	2011	2010
	(In Thousands)
Software	$83,501	$80,144
Less: Accumulated amortization	(61,966)	(55,967)

	$21,535	$24,177

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Debt and other obligations
Schedule of debt and other obligations

Facility	Average Interest Rate at March 31, 2013(1)	Fixed or Floating Interest Rate	Maturity	March 31, 2013	December 31, 2012
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,120.1	$2,125.5
Senior ABL Facility	2.46%	Floating	3/2016	630.0	195.0
Senior Notes(2)	6.58%	Fixed	10/2018–10/2022	3,900.0	3,650.0
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	48.7
Other Corporate Debt	4.30%	Floating	Various	94.0	88.7
Unamortized Net (Discount) Premium (Corporate)				3.3	3.3
Total Corporate Debt				6,796.1	6,111.2
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.04%	Floating	3/2014	1,950.0	2,350.0
				1,950.0	2,350.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.38%	Fixed	3/2013–3/2015	807.5	1,095.9
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.9	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
HVF Series 2013-1(3)	1.68%	Fixed	8/2016–8/2018	950.0	—
				3,105.4	2,443.7
RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.05%	Floating	12/2013	519.0	519.0
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	500.0
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	400.0
				1,419.0	1,419.0
Donlen ABS Program
Donlen GN II Variable Funding Notes(5)	1.10%	Floating	12/2013	898.1	899.3
Other Fleet Debt
U.S. Fleet Financing Facility	2.96%	Fixed	9/2015	166.0	166.0
European Revolving Credit Facility	2.85%	Fixed	6/2015	127.8	185.3
European Fleet Notes	8.50%	Fixed	7/2015	511.2	529.4
European Securitization(3)	2.49%	Floating	7/2014	237.4	242.2
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	85.6	100.5

Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	54.1	55.3
Australian Securitization(3)(6)	4.34%	Floating	12/2014	149.9	148.9
Brazilian Fleet Financing Facility	13.18%	Floating	10/2013	14.2	14.0
Capitalized Leases	4.21%	Floating	Various	350.8	337.6
Unamortized Discount (Fleet)				10.5	12.1
				1,707.5	1,791.3
Total Fleet Debt				9,080.0	8,903.3
Total Debt				$15,876.1	$15,014.5
_______________________________________________________________________________

Note:
For further information on the definitions and terms of our debt, see Note 5 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."

(1)	As applicable, reference is to the March 31, 2013 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of March 31, 2013 and December 31, 2012, the outstanding principal amount for each such series of the Senior Notes is also specified below.

Our debt consists of the following (in millions of dollars):

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Corporate Debt
Senior Term Facility	3.75%	Floating	3/2018	$2,125.5	$1,389.5
Senior ABL Facility	2.47%	Floating	3/2016	195.0	—
Senior Notes(2)	6.74%	Fixed	10/2018–10/2022	3,650.0	2,638.6
Promissory Notes	6.96%	Fixed	6/2012–1/2028	48.7	224.7
Other Corporate Debt	4.40%	Floating	Various	88.7	49.6
Unamortized Net (Discount) Premium (Corporate)				3.3	(6.9)
Total Corporate Debt				6,111.2	4,295.5
Fleet Debt
HVF U.S. ABS Program
HVF U.S. Fleet Variable Funding Notes:
HVF Series 2009-1(3)	1.11%	Floating	3/2014	2,350.0	1,000.0
HVF Series 2010-2(3)	N/A	Floating	3/2013	—	170.0
HVF Series 2011-2(3)	N/A	Floating	4/2012	—	175.0
				2,350.0	1,345.0
HVF U.S. Fleet Medium Term Notes
HVF Series 2009-2(3)	5.11%	Fixed	3/2013–3/2015	1,095.9	1,384.3
HVF Series 2010-1(3)	3.77%	Fixed	2/2014–2/2018	749.8	749.8
HVF Series 2011-1(3)	2.86%	Fixed	3/2015–3/2017	598.0	598.0
				2,443.7	2,732.1

RCFC U.S. ABS Program
RCFC U.S. Fleet Variable Funding Notes
RCFC Series 2010-3 Notes(3)(4)	1.06%	Floating	12/2013	519.0	—
RCFC U.S. Fleet Medium Term Notes
RCFC Series 2011-1 Notes(3)(4)	2.81%	Fixed	2/2015	500.0	—
RCFC Series 2011-2 Notes(3)(4)	3.21%	Fixed	5/2015	400.0	—
				1,419.0	—
Donlen ABS Program
Donlen GN II Variable Funding Notes(3)	1.15%	Floating	12/2013	899.3	811.2
Other Fleet Debt
U.S. Fleet Financing Facility	3.27%	Floating	9/2015	166.0	136.0
European Revolving Credit Facility	2.86%	Floating	6/2015	185.3	200.6
European Fleet Notes	8.50%	Fixed	7/2015	529.4	517.7
European Securitization(3)	2.48%	Floating	7/2014	242.2	256.2

Facility	Average Interest Rate at December 31, 2012(1)	Fixed or Floating Interest Rate	Maturity	December 31, 2012	December 31, 2011
Hertz-Sponsored Canadian Securitization(3)	2.16%	Floating	6/2013	100.5	68.3
Dollar Thrifty Sponsored Canadian Securitization(3)(4)	2.13%	Floating	8/2014	55.3	—
Australian Securitization(3)	4.61%	Floating	12/2014	148.9	169.3
Brazilian Fleet Financing Facility	13.07%	Floating	2/2013	14.0	23.1
Capitalized Leases	4.40%	Floating	Various	337.6	363.7
Unamortized Net (Discount) Premium (Fleet)				12.1	(10.9)
				1,791.3	1,724.0
Total Fleet Debt				8,903.3	6,612.3
Total Debt				$15,014.5	$10,907.8
_______________________________________________________________________________

(1)	As applicable, reference is to the December 31, 2012 weighted average interest rate (weighted by principal balance).

(2)
References to our "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below. As of December 31, 2012 and December 31, 2011, the outstanding principal amount for each such series of the Senior Notes is also specified below.

	Outstanding Principal (in millions)
Senior Notes	December 31, 2012	December 31, 2011
8.875% Senior Notes due January 2014	$—	$162.3
7.875% Senior Notes due January 2014	—	276.3	€(213.5)
7.50% Senior Notes due October 2018	700.0	700.0
6.75% Senior Notes due April 2019	1,250.0	1,000.0
5.875% Senior Notes due October 2020	700.0	—
7.375% Senior Notes due January 2021	500.0	500.0
6.25% Senior Notes due October 2022	500.0	—
	$3,650.0	$2,638.6

Debt and other obligations as of September 30, 2012 and December 31, 2011 consist of the following (in thousands):

	September 30, 2012	December 31, 2011
Vehicle debt and other obligations
Asset-backed medium-term notes:
Series 2011-2 notes (matures May 2015)	$400,000	$400,000
Series 2011-1 notes (matures February 2015)	500,000	500,000
Series 2007-1 notes (matured July 2012)	—	500,000

	900,000	1,400,000
Discounts on asset-backed medium-term notes	(32)	(45)

Asset-backed medium-term notes, net of discount	899,968	1,399,955
Series 2010-3 variable funding notes (matures December 2013)	510,000	—
CAD Series 2012-1 notes (Canadian fleet financing) (matures August 2014)	71,169	—

Total debt and other obligations	$1,481,137	$1,399,955

	December 31,
	2011	2010
	(In Thousands)
Vehicle debt and other obligations
Asset-backed medium-term notes
Series 2011-2 notes (matures May 2015)	$400,000	$—
Series 2011-1 notes (matures February 2015)	500,000	—
Series 2007-1 notes (matures July 2012)	500,000	500,000
Series 2006-1 notes (matured May 2011)	—	500,000

	1,400,000	1,000,000
Discounts on asset-backed medium-term notes	(45)	—

Asset-backed medium-term notes, net of discount	1,399,955	1,000,000
Series 2010-1 variable funding note (terminated October 2011)	—	200,000
CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011)	—	49,118

Total vehicle debt and other obligations	1,399,955	1,249,118

Non-vehicle debt
Term Loan	—	148,125

Total non-vehicle debt	—	148,125

Total debt and other obligations	$1,399,955	$1,397,243

Schedule of expected maturities of debt and other obligations

2014	$5,511.2	(including $5,212.0 of other short-term borrowings*)
2015	$1,991.1
2016	$1,101.8
2017	$529.2
2018	$248.1
After 2018	$6,480.9
_______________________________________________________________________________

*
Our short-term borrowings as of March 31, 2013 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of March 31, 2013, short-term borrowings had a weighted average interest rate of 1.8%.

The aggregate amounts of maturities of debt for each of the twelve-month periods ending December 31 (in millions of dollars) are as follows:

2013	$5,744.1	(including $5,244.0 of other short-term borrowings*)
2014	$1,122.1
2015	$1,894.1
2016	$267.1
2017	$219.2
After 2017	$5,752.5
_______________________________________________________________________________

*
Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

Expected maturities of debt and other obligations outstanding at December 31, 2011 are as follows:

	2012	2013	2014	2015	Thereafter
	(In Thousands)
Asset-backed medium-term notes	$500,000	$—	$400,000	$500,000	$—

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Schedule of fair value of derivatives outstanding

The fair value of derivatives outstanding at September 30, 2012 and December 31, 2011 are as follows (in thousands):

Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	September 30, 2012		December 31, 2011		September 30, 2012		December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments	Prepaid expenses and other assets		Prepaid expenses and other assets		Accrued liabilities		Accrued liabilities
Interest rate contracts		$23		$548		$—		$—

The fair value of derivatives outstanding for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Fair Values of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$—	Prepaid expenses and other assets	$861	Accrued liabilities	$—	Accrued liabilities	$31,254

Derivatives not designated as hedging instruments
Interest rate contracts	Prepaid expenses and other assets	$548	Prepaid expenses and other assets	$494	Accrued liabilities	$—	Accrued liabilities	$5,634

Total derivatives		$548		$1,355		$—		$36,888

Schedule of (gain) loss recognized in income on derivatives not designated as hedging instruments

The (gain) loss recognized on interest rate swap and cap agreements that do not qualify for hedge accounting treatment and thus are not designated as hedging instruments for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative
	Three Months Ended September 30,		Nine Months Ended September 30,
Derivatives Not Designated as Hedging Instruments					Location of (Gain) or Loss Recognized in Income on Derivative
	2012	2011	2012	2011
Interest rate contracts	$40	$523	$525	$(3,367)	Net (increase) decrease in fair value of derivatives

The (gain) loss recognized in income on derivatives not designated as hedging instruments for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Amount of (Gain) or Loss Recognized in Income on Derivative		Location of (Gain) or Loss Recognized in Income on Derivative
	Years Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010
Interest rate contracts	$(3,244)	$(28,694)	Net (increase) decrease in fair value of derivatives

Total	$(3,244)	$(28,694)

Schedule of gain (loss), net of tax and reclassifications, recognized in OCI and the amount of gain (loss) reclassified from AOCI into income

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Three Months Ended March 31,
		2013	2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$1.7	$1.8
Interest rate caps	Selling, general and administrative	0.1	—
Foreign exchange forward contracts	Selling, general and administrative	4.1	(5.4)
Foreign exchange options	Selling, general and administrative	(0.1)	—
Total		$5.8	$(3.6)

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.9	$—	$0.9	$—
Foreign currency forward contracts	3.4	—	3.4	—
Foreign exchange options	0.2	—	0.2	—
Total	$4.5	$—	$4.5	$—

Other Current Liabilities:
Gasoline swaps	$0.1	$—	$0.1	$—
Interest rate caps	0.9	—	0.9	—
Foreign currency forward contracts	4.5	—	4.5	—
Total	$5.5	$—	$5.5	$—

	December 31, 2011
	Fair Value Measurements Using
	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Prepaid Expenses and Other Current Assets:
Interest rate caps	$0.5	$—	$0.5	$—
Foreign currency forward contracts	4.4	—	4.4	—
Foreign exchange options	0.1	—	0.1	—
Investment	33.2	33.2	—	—
Total	$38.2	$33.2	$5.0	$—

Other Current Liabilities:
Gasoline swaps	$0.4	$—	$0.4	$—
Interest rate caps	0.4	—	0.4	—
Foreign currency forward contracts	1.9	—	1.9	—
Interest rate swaps	0.2		0.2
Total	$2.9	$—	$2.9	$—
The following table summarizes the (gains) and losses of derivatives (in millions of dollars):

	Location of Gain or (Loss) Recognized on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2012	2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	Direct operating	$0.7	$2.6
Interest rate caps	Selling, general and administrative	(0.8)	—
Foreign exchange forward contracts	Selling, general and administrative	(15.4)	(11.0)
Foreign exchange options	Selling, general and administrative	—	(0.2)
Total		$(15.5)	$(8.6)

The amount of gain (loss), net of tax and reclassification, recognized on the terminated hedging instruments in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income for the three and nine months ended September 30, 2012 and 2011 are as follows (in thousands):

	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)
			Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)
					Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships	2012	2011	2012	2011
Three Months Ended September 30,
Interest rate contracts	$—	$3,591	$(207)	$(3,572)	Interest expense, net of interest income

Nine Months Ended September 30,
Interest rate contracts	$—	$10,288	$(4,939)	$(10,654)	Interest expense, net of interest income

The amount of gain (loss), net of tax and reclassification, recognized on the derivative in other comprehensive income (loss) ("OCI") and the amount of the gain (loss) reclassified from Accumulated OCI ("AOCI") into income (loss) for the years ended December 31, 2011 and 2010 are as follows (in thousands):

Derivatives in Cash Flow Hedging Relationships	2011	2010	2011	2010
	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Amount of Gain or (Loss) Reclassified from AOCI into Income (Effective Portion)		Location of (Gain) or Loss Reclassified from AOCI in Income (Effective Portion)
Years Ended December 31,					Interest expense, net of interest income
Interest rate contracts	$10,259	$5,543	$(14,229)	$(14,069)

Total	$10,259	$5,543	$(14,229)	$(14,069)

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Fair value of assets and liabilities
Schedule of assets and liabilities measured at fair value on a recurring basis

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$1.6	$—	$—	$0.1
Interest rate caps	0.8	0.9	0.8	0.9
Foreign exchange forward contracts	2.7	3.4	4.4	4.5
Foreign exchange options	0.1	0.2	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$5.2	$4.5	$5.2	$5.5
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Accrued liabilities" on our condensed consolidated balance sheets.

The following table summarizes the estimated fair value of derivatives (in millions of dollars):

	Fair Value of Derivative Instruments(1)
	Asset Derivatives(2)		Liability Derivatives(2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives not designated as hedging
instruments under ASC 815:
Gasoline swaps	$—	$—	$0.1	$0.4
Interest rate caps	0.9	0.5	0.9	0.4
Foreign exchange forward contracts	3.4	4.4	4.5	1.9
Interest rate swaps	—	—	—	0.2
Foreign exchange options	0.2	0.1	—	—
Total derivatives not designated as hedging
instruments under ASC 815	$4.5	$5.0	$5.5	$2.9
_______________________________________________________________________________

(1)	All fair value measurements were primarily based upon significant observable (Level 2) inputs.

(2)	All asset derivatives are recorded in "Prepaid expenses and other assets" and all liability derivatives are recorded in "Other accrued liabilities" on our consolidated balance sheets.

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$23	$—	$23	$—
Deferred Compensation Plan Assets(a)	6,998	6,998	—	—

Total	$7,021	$6,998	$23	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$548	$—	$548	$—
Deferred Compensation Plan Assets(a)	5,752	5,752	—	—

Total	$6,300	$5,752	$548	$—

		Fair Value Measurements at Reporting Date Using
Description	Total Fair Value Assets (Liabilities) at 12/31/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Derivative Assets	$1,355	$—	$1,355	$—
Derivative Liabilities	(36,888)	—	(36,888)	—
Marketable Securities (available for sale)	169	169	—	—
Deferred Compensation Plan Assets(a)	3,916	—	3,916	—

Total	$(31,448)	$169	$(31,617)	$—

(a)
Deferred Compensation Plan Assets consist primarily of equity securities. The Company also has an offsetting liability related to the Deferred Compensation Plan, which is not disclosed in the table as it is not independently measured at fair value, but rather is set to equal fair value of the assets held in the related rabbi trust.

Schedule of information about the Company's market sensitive financial instruments

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 9/30/12	Fair Value Assets (Liabilities) at 9/30/12	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates(1)	$(510,000)	$(510,000)	$—	$—	$(510,000)
Vehicle debt and obligations-fixed rates	(900,000)	(926,819)	—	(516,296)	(410,523)
Canadian dollar denominated vehicle debt and obligations-floating rates	(71,169)	(71,169)	—	—	(71,169)

Total	$(1,481,169)	$(1,507,988)	$—	$(516,296)	$(991,692)

(1)
The fair value of the Series 2010-3 VFN excludes the impact of the related interest rate cap.

			Fair Value Measurements at Reporting Date Using
Description	Carrying Value Assets (Liabilities) at 12/31/11	Fair Value Assets (Liabilities) at 12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
(in thousands)
Vehicle debt and obligations-floating rates	$(500,000)	$(495,820)	$—	$(495,820)	$—
Vehicle debt and obligations-fixed rates	(900,000)	(899,292)	—	(499,292)	(400,000)

Total	$(1,400,000)	$(1,395,112)	$—	$(995,112)	$(400,000)

Debt and other obligations at December 31, 2011	Carrying Value	Fair Value at 12/31/11
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates	$500,000	$495,820
Vehicle debt and obligations—fixed rates	$900,000	$899,292

Debt and other obligations at December 31, 2010	Carrying Value	Fair Value at 12/31/10
	(in thousands)
Debt:
Vehicle debt and obligations—floating rates(1)	$1,200,000	$1,178,875
Vehicle debt and obligations—Canadian dollar denominated	$49,118	$49,118
Non-vehicle debt—Term Loan	$148,125	$146,459
(1)
Includes $500 million relating to the Series 2006-1 notes, the $500 million Series 2007-1 notes swapped from floating interest rates to fixed interest rates, and the $200 million Series 2010-1 VFN. The fair value excludes the impact of the related interest rate swaps and cap.

EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Tables)	12 Months Ended	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Performance Shares Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Performance Shares Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Restricted Stock Units Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Restricted Stock Units Dollar Thrifty Automotive Group Inc.
SHARE-BASED PAYMENT PLANS
Schedule of non-qualified option rights activity
A summary of option activity under the Stock Incentive Plan and the Omnibus Plan as of December 31, 2012 is presented below.

Options	Shares	Weighted‑ Average Exercise Price	Weighted‑ Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (In thousands of dollars)
Outstanding at January 1, 2012	15,142,061	$10.60	6.3	$41,110
Granted	35,492	0.17
Exercised	(1,740,447)	5.75
Forfeited or Expired	(248,431)	14.66
Outstanding at December 31, 2012	13,188,675	11.13	5.4	$74,681
Exercisable at December 31, 2012	10,321,945	10.83	4.7	$63,086

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2012	1,575	$5.11	6.89	$102,579
Granted	—	—
Exercised	(297)	5.70
Canceled (Forfeited/Expired)	—	—

Outstanding at September 30, 2012	1,278	$4.97	6.35	$104,695

Fully vested and exercisable options at: September 30, 2012	1,278	$4.97	6.35	$104,695

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2011	2,277	$5.73	7.61	$94,545

Granted	—	—
Exercised	(672)	7.10
Canceled (Forfeited/Expired)	(30)	7.62

Outstanding at December 31, 2011	1,575	$5.11	6.89	$102,579

Fully vested and exercisable options at: December 31, 2011	917	$5.46	6.66	$59,398
Options expected to vest in the future at: December 31, 2011	658	$4.63	7.23	$43,181

Schedule of status of the Company's awards

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	262	$59.11
Granted	29	76.17
Vested	(4)	52.44
Forfeited	(7)	59.79

Nonvested at September 30, 2012	280	$60.94

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	238	$39.07
Granted	140	69.58
Vested	(73)	27.95
Forfeited	(43)	35.02

Nonvested at December 31, 2011	262	$59.11

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2012	34	$5.41
Granted	7	73.42
Vested	(34)	5.41
Forfeited	—	—

Nonvested at September 30, 2012	7	$73.42

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	64	$4.55
Granted	9	48.24
Vested	(39)	14.17
Forfeited	—	—

Nonvested at December 31, 2011	34	$5.41

INCOME TAXES - DOLLAR THRIFTY (Tables)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Income taxes
Schedule of income tax expense
The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Current:
Federal	$6,019	$79	$4,867
State and local	8,184	12,535	13,417
Foreign	837	631	848

	15,040	13,245	19,132
Deferred:
Federal	78,316	70,968	19,365
State and local	8,336	5,989	(2,511)

	86,652	76,957	16,854

	$101,692	$90,202	$35,986

Schedule of Deferred Tax Assets and Liabilities
The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

	December 31,
	2011	2010
	(In Thousands)
Deferred tax assets:
Intangible asset amortization	$32,744	$37,176
Vehicle insurance reserves	30,183	38,456
Other accrued liabilities	27,450	33,621
Interest rate swap	—	15,267
AMT credit carryforward	—	7,252
Canadian NOL carryforwards	16,561	17,650
Other Canadian temporary differences	6,278	6,462
Federal and state NOL carryforwards	50,993	5,723
Allowance for doubtful accounts and notes receivable	1,036	1,729
Canadian depreciation	1,834	1,862

	167,079	165,198
Valuation allowance	(24,705)	(26,042)

Total	$142,374	$139,156

Deferred tax liabilities:
Depreciation	$484,942	$381,078
Other	394	1,008

Total	$485,336	$382,086

Summary of reconciliation of taxes at the maximum U.S. statutory federal income tax rate with recorded taxes
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

	Year Ended December 31,
	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent
	(Amounts in Thousands)
Tax expense computed at the maximum U.S. statutory rate	$91,435	35.0%	$77,496	35.0%	$28,353	35.0%
Difference resulting from:
State and local taxes, net of federal income tax benefit	11,132	4.2%	12,056	5.4%	7,007	8.6%
Foreign (income) losses	(623)	(0.2)%	1,522	0.7%	1,111	1.4%
Foreign taxes	586	0.2%	416	0.2%	633	0.8%
Other	(838)	(0.3)%	(1,288)	(0.6)%	(1,118)	(1.4)%

Total	$101,692	38.9%	$90,202	40.7%	$35,986	44.4%

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
STOCKHOLDERS' EQUITY
Schedule of components of accumulated other comprehensive income (loss)

	Interest Rate Swap	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2012	$(8,488)	$871	$(7,617)
Interest rate swap, net of tax	8,488	—	8,488
Foreign currency translation adjustment	—	5,491	5,491

Balance, September 30, 2012	$—	$6,362	$6,362

	Interest Rate SWAP	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2009	$(32,952)	$3,564	$(29,388)
Interest rate swap and cap adjustment, net of tax	8,662	—	8,662
Foreign currency translation adjustment	—	2,352	2,352

Balance, December 31, 2009	(24,290)	5,916	(18,374)
Interest rate swap and cap adjustment, net of tax	5,543	—	5,543
Foreign currency translation adjustment	—	502	502

Balance, December 31, 2010	(18,747)	6,418	(12,329)
Interest rate swap and cap adjustment, net of tax	10,259	—	10,259
Foreign currency translation adjustment	—	(5,547)	(5,547)

Balance, December 31, 2011	$(8,488)	$871	$(7,617)

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY (Tables)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Commitments and contingencies
Schedule of expenses incurred under operating leases and concessions
In addition to the above, we have various leases on revenue earning equipment and office and computer equipment under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Revenue earning equipment	$79.8	$96.1	$78.2
Office and computer equipment	12.2	10.1	10.4
Total	$92.0	$106.2	$88.6
We have various concession agreements, which provide for payment of rents and a percentage of revenue with a guaranteed minimum, and real estate leases under which the following amounts were expensed (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Rents	$135.9	$130.6	$133.9
Concession fees:
Minimum fixed obligations	249.6	248.7	252.0
Additional amounts, based on revenues	329.4	311.8	278.7
Total	$714.9	$691.1	$664.6

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Rent	$48,682	$47,915	$49,543
Concession expenses:
Minimum fees	107,095	102,080	101,938
Contingent fees	27,144	31,711	32,263

	182,921	181,706	183,744
Less sublease rental income	(498)	(574)	(785)

Total	$182,423	$181,132	$182,959

Schedule of future minimum rentals and fees under noncancelable operating leases and the Company's obligations for minimum airport concession fees
As of December 31, 2012, minimum obligations under existing agreements referred to above are approximately as follows (in millions of dollars):

	Rents	Concessions
2013	$157.3	$390.3
2014	128.7	279.4
2015	99.3	192.8
2016	74.7	141.4
2017	50.4	91.3
Years after 2017	194.1	509.7
As of December 31, 2012, minimum obligations under existing agreements referred to above that have a maturity of more than one year are as follows (in millions of dollars):

2013	$56.6
2014	$25.2
2015	$6.7
2016	$2.1
2017	$—
After 2017	$—

Future minimum rentals and fees under noncancelable operating leases and the Company's obligations for minimum airport concession fees at December 31, 2011 are presented in the following table:

	Company-Owned Stores Concession Fees	Operating Leases	Total
	(In Thousands)
2012	$98,351	$40,429	$138,780
2013	85,594	32,866	118,460
2014	62,120	25,323	87,443
2015	43,908	20,221	64,129
2016	37,088	17,290	54,378
Thereafter	130,771	48,333	179,104

	457,832	184,462	642,294
Less sublease rental income	—	(895)	(895)

	$457,832	$183,567	$641,399

Schedule of estimated future payments of Vehicle Insurance Reserves

Estimated future payments of Vehicle Insurance Reserves as of December 31, 2011 are as follows (in thousands):

2012	$21,220
2013	15,314
2014	7,037
2015	4,617
2016	2,995
Thereafter	3,508

Aggregate undiscounted public liability and property damage	54,691
Effect of discounting	(375)

Public liability and property damage, net of discount	54,316
Supplemental liability insurance	32,199

Total vehicle insurance reserves	$86,515

BUSINESS SEGMENTS - DOLLAR THRIFTY (Tables) (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
BUSINESS SEGMENTS
Schedule of geographic locations

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Revenues:
United States	$1,466,186	$1,455,958	$1,466,508
Foreign countries	82,742	81,202	79,741

	$1,548,928	$1,537,160	$1,546,249

Long-lived assets:
United States	$82,588	$88,433	$94,606
Foreign countries	1,690	1,795	1,592

	$84,278	$90,228	$96,198

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED) - DOLLAR THRIFTY (Tables)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
Summary of the quarterly operating results
Provided below is a summary of the quarterly operating results during 2012 and 2011 (in millions of dollars).

	First Quarter 2012	Second Quarter 2012	Third Quarter 2012	Fourth Quarter 2012
Revenues	$1,960.9	$2,225.1	$2,516.2	$2,318.6
Income (loss) before income taxes	(24.0)	171.7	382.1	(26.9)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(48.2)	101.0	251.3	(28.3)

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Revenues	$1,780.0	$2,072.3	$2,432.3	$2,013.8
Income (loss) before income taxes	(146.7)	107.0	308.2	105.4
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	(123.0)	62.1	212.6	58.8

Year Ended December 31, 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	2011 Total
	(In Thousands Except Per Share Amounts)
Revenues	$348,347	$395,129	$451,722	$353,730	$1,548,928
Operating income(a)	$46,921	$88,818	$126,036	$73,685	$335,460
Net income	$16,523	$42,505	$66,621	$33,901	$159,550
Earnings per share:(b)
Basic	$0.57	$1.47	$2.30	$1.16	$5.51
Diluted	$0.53	$1.36	$2.13	$1.08	$5.11

Year Ended December 31, 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	2010 Total
	(In Thousands Except Per Share Amounts)
Revenues	$348,330	$396,227	$443,544	$349,059	$1,537,160
Operating income(a)	$61,088	$84,436	$94,246	$43,314	$283,084
Net income	$27,292	$42,263	$49,165	$12,496	$131,216
Earnings per share:(b)
Basic	$0.96	$1.48	$1.72	$0.44	$4.58
Diluted	$0.91	$1.40	$1.62	$0.41	$4.34
(a)
Operating income represents pretax income before interest, long-lived asset impairment and (increase) decrease in fair value of derivatives.

(b)
The earnings per share is calculated from the weighted average common and common stock equivalents outstanding during each quarter, which may fluctuate based on quarterly income levels and market prices. Therefore, the sum of earnings per share information for each quarter may not equal the total year amounts.

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Tables)	3 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
Schedule of condensed consolidating balance sheet
CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$237,487	$23,806	$392,479	$—	$653,772
Restricted cash and cash equivalents	52,629	15,892	356,640	—	425,161
Receivables, less allowance for doubtful accounts	453,072	448,096	677,783	(23,431)	1,555,520
Due from Hertz affiliate	947,560	2,105,430	3,623,523	(6,662,776)	13,737
Inventories, at lower cost or market	29,087	40,550	40,316	—	109,953
Prepaid expenses and other assets	2,773,720	260,833	168,120	(2,654,680)	547,993
Revenue earning equipment, net	178,584	1,784,593	12,006,047	—	13,969,224
Property and equipment, net	874,364	322,651	260,182	—	1,457,197
Investment in subsidiaries, net	7,053,579	1,314,027	—	(8,367,606)	—
Other intangible assets, net	75,352	3,872,441	54,253	—	4,002,046
Goodwill	106,210	1,032,640	213,844	—	1,352,694
Total assets	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,407,240	$2,432,035	$1,823,500	$(6,662,775)	$—
Accounts payable	215,964	287,227	801,658	—	1,304,849
Accrued liabilities	659,056	231,590	338,368	(23,431)	1,205,583
Accrued taxes	66,745	30,817	1,199,016	(1,104,285)	192,293
Debt	6,874,447	71,574	8,930,088	—	15,876,109
Public liability and property damage	96,178	51,767	173,058	—	321,003
Deferred taxes on income	—	2,217,649	2,058,173	(1,550,395)	2,725,427
Total liabilities	10,319,630	5,322,659	15,323,861	(9,340,886)	21,625,264
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,462,014	5,898,300	2,469,307	(8,367,607)	2,462,014
Noncontrolling interest	—	—	19	—	19
Total equity	2,462,014	5,898,300	2,469,326	(8,367,607)	2,462,033
Total liabilities and equity	$12,781,644	$11,220,959	$17,793,187	$(17,708,493)	$24,087,297

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$6,552	$502,081	$—	$533,235
Restricted cash and cash equivalents	32,681	17,162	521,791	—	571,634
Receivables, less allowance for doubtful accounts	544,454	444,056	924,721	(26,635)	1,886,596
Due from Hertz affiliate	1,047,986	2,023,451	3,491,740	(6,550,368)	12,809
Inventories, at lower cost or market	24,422	41,253	40,053	—	105,728
Prepaid expenses and other assets	2,570,539	277,707	173,330	(2,560,074)	461,502
Revenue earning equipment, net	104,207	1,678,568	11,125,561	—	12,908,336
Property and equipment, net	865,694	321,917	248,775	—	1,436,386
Investment in subsidiaries, net	6,964,916	1,260,941	—	(8,225,857)	—
Other intangible assets, net	74,606	3,893,288	64,217	—	4,032,111
Goodwill	106,210	1,018,825	216,837	—	1,341,872
Total assets	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$2,421,512	$1,874,633	$(6,550,368)	$—
Accounts payable	239,247	193,867	565,947	—	999,061
Accrued liabilities	605,680	45,085	554,330	(26,635)	1,178,460
Accrued taxes	54,357	29,142	1,049,281	(965,466)	167,314
Debt	6,190,040	67,662	8,756,772	—	15,014,474
Public liability and property damage	99,261	52,850	180,121	—	332,232
Deferred taxes on income	—	2,205,669	2,070,078	(1,594,607)	2,681,140
Total liabilities	9,442,808	5,015,787	15,051,162	(9,137,076)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	5,967,933	2,257,925	(8,225,858)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	5,967,933	2,257,944	(8,225,858)	2,917,528
Total liabilities and equity	$12,360,317	$10,983,720	$17,309,106	$(17,362,934)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$24,602	$2,578	$506,055	$—	$533,235
Restricted cash and cash equivalents	32,681	14,535	524,418	—	571,634
Receivables, less allowance for doubtful accounts	544,454	292,467	1,049,675	—	1,886,596
Due from Hertz affiliate	1,047,986	59,181	2,199,247	(3,293,605)	12,809
Inventories, at lower cost or market	24,422	34,101	47,205	—	105,728
Prepaid expenses and other assets	2,570,539	183,573	203,678	(2,496,288)	461,502
Revenue earning equipment, net	104,207	1,734,325	11,069,804	—	12,908,336
Property and equipment, net	865,694	206,332	364,360	—	1,436,386
Investment in subsidiaries, net	6,964,916	506,123	—	(7,471,039)	—
Other intangible assets, net	74,606	2,352,342	1,605,163	—	4,032,111
Goodwill	106,210	133,923	1,101,739	—	1,341,872
Total assets	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209
LIABILITIES AND EQUITY
Due to Hertz affiliate	$2,254,223	$628,275	$411,107	$(3,293,605)	$—
Accounts payable	239,247	157,742	602,072	—	999,061
Accrued liabilities	605,680	84,992	487,788	—	1,178,460
Accrued taxes	54,357	11,511	1,003,127	(901,681)	167,314
Debt	6,190,040	49,445	8,774,989	—	15,014,474
Public liability and property damage	99,261	10,390	222,581	—	332,232
Deferred taxes on income	—	1,776,199	2,499,548	(1,594,607)	2,681,140
Total liabilities	9,442,808	2,718,554	14,001,212	(5,789,893)	20,372,681
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,917,509	2,800,926	4,670,113	(7,471,039)	2,917,509
Noncontrolling interest	—	—	19	—	19
Total equity	2,917,509	2,800,926	4,670,132	(7,471,039)	2,917,528
Total liabilities and equity	$12,360,317	$5,519,480	$18,671,344	$(13,260,932)	$23,290,209

CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
ASSETS
Cash and cash equivalents	$565,002	$7,385	$358,821	$—	$931,208
Restricted cash and cash equivalents	44,663	28,130	235,246	—	308,039
Receivables, less allowance for doubtful accounts	297,292	218,754	1,100,336	—	1,616,382
Due from Hertz affiliate	655,411	65,972	1,194,041	(1,915,424)	—
Inventories, at lower cost or market	22,440	26,541	34,997	—	83,978
Prepaid expenses and other assets	2,088,579	32,974	137,189	(1,842,608)	416,134
Revenue earning equipment, net	167,304	1,505,867	8,432,238	—	10,105,409
Property and equipment, net	824,381	170,874	256,599	—	1,251,854
Investment in subsidiaries, net	4,413,289	460,201	—	(4,873,490)	—
Other intangible assets, net	94,682	2,363,617	103,935	—	2,562,234
Goodwill	100,221	67,228	224,645	—	392,094
Total assets	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332
LIABILITIES AND EQUITY
Due to Hertz affiliate	$1,251,347	$266,604	$397,885	$(1,915,424)	$412
Accounts payable	188,695	165,258	543,536	—	897,489
Accrued liabilities	607,673	209,263	309,402	—	1,126,338
Accrued taxes	54,559	134,186	(13,889)	(11,872)	162,984
Debt	4,434,274	4,237	6,469,338	—	10,907,849
Public liability and property damage	107,881	14,025	159,628	—	281,534
Deferred taxes on income	—	1,449,171	2,043,437	(1,830,736)	1,661,872
Total liabilities	6,644,429	2,242,744	9,909,337	(3,758,032)	15,038,478
Equity:
The Hertz Corporation and Subsidiaries stockholder's equity	2,628,835	2,704,799	2,168,691	(4,873,490)	2,628,835
Noncontrolling interest	—	—	19	—	19
Total equity	2,628,835	2,704,799	2,168,710	(4,873,490)	2,628,854
Total liabilities and equity	$9,273,264	$4,947,543	$12,078,047	$(8,631,522)	$17,667,332

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$402,243	$54,626	$—	$456,869
Restricted cash and investments	6,185	243,959	—	250,144
Receivables, net	86,835	69,618	(28,236)	128,217
Intercompany	(92,323)	147,270	(54,947)	—
Prepaid expenses and other assets	59,770	13,409	(1,199)	71,980
Revenue-earning vehicles, net	24,629	1,850,978	—	1,875,607
Property and equipment, net	76,208	1,679	—	77,887
Investment in subsidiaries	825,502	—	(825,502)	—
Income taxes receivable	4,364	89	—	4,453
Software, net	19,438	—	—	19,438

Total assets	$1,412,851	$2,381,628	$(909,884)	$2,884,595

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$44,288	$3,484	$(3)	$47,769
Accrued liabilities	161,841	4,157	(29,432)	136,566
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	391,431	1,093	—	392,524
Vehicle insurance reserves	71,050	11,308	—	82,358
Debt and other obligations	—	1,536,084	(54,947)	1,481,137

Total liabilities	668,610	1,556,126	(84,382)	2,140,354

COMMITMENTS AND CONTINGENCIES
EQUITY	744,241	825,502	(825,502)	744,241

Total liabilities and equity	$1,412,851	$2,381,628	$(909,884)	$2,884,595

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
ASSETS
Cash and cash equivalents	$446,239	$62,409	$—	$508,648
Restricted cash and investments	1,355	351,910	—	353,265
Receivables, net	86,184	34,294	(25,118)	95,360
Intercompany	(100,436)	154,999	(54,563)	—
Prepaid expenses and other assets	49,163	20,503	(3,707)	65,959
Revenue-earning vehicles, net	33,057	1,434,778	—	1,467,835
Property and equipment, net	82,588	1,690	—	84,278
Investment in subsidiaries	581,003	—	(581,003)	—
Income taxes receivable	18,702	84	—	18,786
Software, net	21,535	—	—	21,535

Total assets	$1,219,390	$2,060,667	$(664,391)	$2,615,666

LIABILITIES AND EQUITY
LIABILITIES:
Accounts payable	$45,827	$8,573	$(23)	$54,377
Accrued liabilities	148,820	4,167	(28,802)	124,185
Income tax payable / (receivable)	—	—	—	—
Deferred income taxes	341,408	1,554	—	342,962
Vehicle insurance reserves	75,663	10,852	—	86,515
Debt and other obligations	—	1,454,518	(54,563)	1,399,955

Total liabilities	611,718	1,479,664	(83,388)	2,007,994

COMMITMENTS AND CONTINGENCIES
EQUITY:	607,672	581,003	(581,003)	607,672

Total liabilities and equity	$1,219,390	$2,060,667	$(664,391)	$2,615,666

Schedule of condensed consolidating statement of income
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$1,054,476	$622,087	$1,503,266	$(743,321)	$2,436,508
Expenses:
Direct operating	612,924	352,931	385,569	(234)	1,351,190
Depreciation of revenue earning equipment and lease charges	661,302	152,462	516,206	(742,943)	587,027
Selling, general and administrative	107,284	59,701	84,683	(144)	251,524
Interest expense	81,279	10,233	71,736	—	163,248
Interest income	(8)	(1,383)	(443)	—	(1,834)
Other (income) expense, net	(48)	(31)	(519)	—	(598)
Total expenses	1,462,733	573,913	1,057,232	(743,321)	2,350,557
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(408,257)	48,174	446,034	—	85,951
(Provision) benefit for taxes on income	148,353	(17,870)	(189,951)	—	(59,468)
Equity in earnings (losses) of subsidiaries (net of tax)	286,387	54,784	—	(341,171)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$26,483	$85,088	$256,083	$(341,171)	$26,483

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$967,967	$209,801	$1,341,215	$(558,058)	$1,960,925
Expenses:
Direct operating	571,851	133,269	409,038	—	1,114,158
Depreciation of revenue earning equipment and lease charges	538,717	44,488	489,959	(558,058)	515,106
Selling, general and administrative	104,123	25,542	78,071	—	207,736
Interest expense	63,637	9,847	76,005	—	149,489
Interest income	(113)	(157)	(822)	—	(1,092)
Other (income) expense, net	—	(5)	(452)	—	(457)
Total expenses	1,278,215	212,984	1,051,799	(558,058)	1,984,940
Income (loss) before income taxes noncontrolling interest and equity in earnings (losses) of subsidiaries	(310,248)	(3,183)	289,416	—	(24,015)
(Provision) benefit for taxes on income (loss)	111,243	657	(136,126)	—	(24,226)
Equity in earnings (losses) of subsidiaries (net of tax)	150,764	11,256	—	(162,020)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$(48,241)	$8,730	$153,290	$(162,020)	$(48,241)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,259,049	$975,500	$6,255,039	$(2,468,781)	$9,020,807
Expenses:
Direct operating	2,384,829	553,099	1,857,860	—	4,795,788
Depreciation of revenue earning equipment and lease charges	2,402,032	198,322	2,016,585	(2,468,781)	2,148,158
Selling, general and administrative	448,100	123,300	374,181	—	945,581
Interest expense, net of interest income	253,437	39,679	299,770	—	592,886
Other (income) expense, net	(10,656)	(19)	46,217	—	35,542
Total expenses	5,477,742	914,381	4,594,613	(2,468,781)	8,517,955
Income (loss) before income taxes and equity in earnings (losses) of subsidiaries	(1,218,693)	61,119	1,660,426	—	502,852
(Provision) benefit for taxes on income	476,444	(44,846)	(658,671)	—	(227,073)
Equity in earnings (losses) of subsidiaries (net of tax)	1,018,028	45,922	—	(1,063,950)	—
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$275,779	$62,195	$1,001,755	$(1,063,950)	$275,779

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Total revenues	$4,068,310	$809,093	$5,733,827	$(2,312,850)	$8,298,380
Expenses:
Direct operating	2,262,371	497,053	1,806,954	—	4,566,378
Depreciation of revenue earning equipment and lease charges	1,996,733	180,807	2,041,049	(2,312,850)	1,905,739
Selling, general and administrative	326,794	85,414	332,909	—	745,117
Interest expense, net of interest income	299,099	27,226	318,378	—	644,703
Other (income) expense, net	62,396	(18)	170	—	62,548
Total expenses	4,947,393	790,482	4,499,460	(2,312,850)	7,924,485
Income (loss) before income taxes, noncontrolling interest and equity in earnings (losses) of subsidiaries	(879,083)	18,611	1,234,367	—	373,895
(Provision) benefit for taxes on income (loss)	342,469	(10,016)	(476,299)	—	(143,846)
Equity in earnings (losses) of subsidiaries (net of tax)	747,103	26,215	—	(773,318)	—
Net income (loss)	210,489	34,810	758,068	(773,318)	230,049
Less: Net income attributable to noncontrolling interest	—	—	(19,560)	—	(19,560)
Net income (loss) attributable to The Hertz Corporation and Subsidiaries' common stockholder	$210,489	$34,810	$738,508	$(773,318)	$210,489

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,151,812	$346,437	$(285,999)	$1,212,250

COSTS AND EXPENSES:
Direct vehicle and operating	558,350	40,861	(2,748)	596,463
Vehicle depreciation and lease charges, net	302,648	168,446	(282,726)	188,368
Selling, general and administrative	143,258	4,719	(498)	147,479
Interest expense, net	11,156	33,472	(27)	44,601

Total costs and expenses	1,015,412	247,498	(285,999)	976,911

(Increase) decrease in fair value of derivatives	—	525	—	525
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	136,400	98,414	—	234,814
INCOME TAX EXPENSE	89,212	304	—	89,516

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	47,188	98,110	—	145,298
EQUITY IN EARNINGS OF SUBSIDIARIES	98,110	—	(98,110)	—

NET INCOME / (LOSS)	$145,298	$98,110	$(98,110)	$145,298

COMPREHENSIVE INCOME / (LOSS)	$159,277	$103,277	$(103,277)	$159,277

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,140,588	$332,591	$(277,981)	$1,195,198

COSTS AND EXPENSES:
Direct vehicle and operating	549,971	40,151	(6,323)	583,799
Vehicle depreciation and lease charges, net	288,433	186,677	(271,127)	203,983
Selling, general and administrative	140,345	5,810	(514)	145,641
Interest expense, net	29,552	29,364	(17)	58,899

Total costs and expenses	1,008,301	262,002	(277,981)	992,322

(Increase) decrease in fair value of derivatives	(5,634)	2,267	—	(3,367)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	137,921	68,322	—	206,243
INCOME TAX EXPENSE	80,270	324	—	80,594

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	57,651	67,998	—	125,649
EQUITY IN EARNINGS OF SUBSIDIARIES	67,998	—	(67,998)	—

NET INCOME / (LOSS)	$125,649	$67,998	$(67,998)	$125,649

COMPREHENSIVE INCOME / (LOSS)	$127,358	$60,093	$(60,093)	$127,358

CONDENSED CONSOLIDATING STATEMENT OF INCOME
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Total revenues	$1,480,660	$436,441	$(368,173)	$1,548,928

COSTS AND EXPENSES:
Direct vehicle and operating	708,477	51,008	(8,017)	751,468
Vehicle depreciation and lease charges, net	378,898	251,526	(359,467)	270,957
Selling, general and administrative	184,769	6,937	(663)	191,043
Interest expense, net	36,003	41,485	(26)	77,462

Total costs and expenses	1,308,147	350,956	(368,173)	1,290,930

(Increase) decrease in fair value of derivatives	(5,634)	2,390	—	(3,244)
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	178,147	83,095	—	261,242
INCOME TAX EXPENSE	100,772	920	—	101,692

NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS	77,375	82,175	—	159,550
EQUITY IN EARNINGS OF SUBSIDIARIES	82,175	—	(82,175)	—

NET INCOME / (LOSS)	$159,550	$82,175	$(82,175)	$159,550

Schedule of condensed consolidating statement of cash flows
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2013
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(16,676)	$141,861	$839,311	$(226,134)	$738,362
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(19,948)	1,271	161,319	—	142,642
Revenue earning equipment expenditures	(53,781)	(132,612)	(3,066,587)	—	(3,252,980)
Proceeds from disposal of revenue earning equipment	33,717	48,321	2,155,840	—	2,237,878
Property and equipment expenditures	(48,897)	(8,422)	(22,741)	—	(80,060)
Proceeds from disposal of property and equipment	12,193	2,316	8,947	—	23,456
Capital contributions to subsidiaries	(283,100)	—	—	283,100	—
Return of capital from subsidiaries	356,274	—	—	(356,274)	—
Loan to Parent/Guarantor from Non-Guarantor	—	—	9,077	(9,077)	—
Acquisitions, net of cash acquired	—	(2,784)	—	—	(2,784)
Proceeds from disposal of business	—	—	—	—	—
Other investing activities	—	—	(469)	—	(469)
Net cash used in investing activities	(3,542)	(91,910)	(754,614)	(82,251)	(932,317)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	250,000	—	951,582	—	1,201,582
Payment of long-term debt	(5,606)	(5)	(293,017)	—	(298,628)
Short-term borrowings:
Proceeds	—	—	128,785	—	128,785
Payments	—	—	(195,326)	—	(195,326)
Proceeds (payments) under the revolving lines of credit, net	440,000	(2,589)	(469,397)	—	(31,986)
Capital contributions received from parent	—	—	283,100	(283,100)	—
Loan to Parent/Guarantor from Non-Guarantor	20,923	(30,000)	—	9,077	—
Payment of dividends and return of capital	—	—	(582,408)	582,408	—
Dividends paid to Parent	(467,248)	—	—	—	(467,248)
Proceeds from employee stock purchase plan	1,202	—	—	—	1,202
Loan with Hertz Global Holdings, Inc.	(929)	—	—	—	(929)
Payment of financing costs	(5,239)	(103)	(10,060)	—	(15,402)
Net cash provided by (used in) financing activities	233,103	(32,697)	(186,741)	308,385	322,050
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	(7,558)	—	(7,558)
Net change in cash and cash equivalents during the period	212,885	17,254	(109,602)	—	120,537
Cash and cash equivalents at beginning of period	24,602	6,552	502,081	—	533,235
Cash and cash equivalents at end of period	$237,487	$23,806	$392,479	$—	$653,772

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$(85,386)	$209,743	$526,814	$(159,137)	$492,034
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(12,892)	5,647	104,884	—	97,639
Revenue earning equipment expenditures	(44,339)	(132,572)	(2,471,784)	—	(2,648,695)
Proceeds from disposal of revenue earning equipment	32,664	88,322	1,888,350	—	2,009,336
Property and equipment expenditures	(39,489)	(18,816)	(15,917)	—	(74,222)
Proceeds from disposal of property and equipment	39,597	3,215	4,819	—	47,631
Capital contributions to subsidiaries	(1,362,719)	—	—	1,362,719	—
Return of capital from subsidiaries	1,340,884	—	—	(1,340,884)	—
Acquisitions, net of cash acquired	—	(147,314)	—	—	(147,314)
Loan to Parent from Non-Guarantor	—	—	165,110	(165,110)	—
Other investing activities	—	—	(140)	—	(140)
Net cash used in investing activities	(46,294)	(201,518)	(324,678)	(143,275)	(715,765)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	260,000	—	4,599	—	264,599
Payment of long-term debt	(451,104)	(4)	(2,171)	—	(453,279)
Short-term borrowings:
Proceeds	—	—	40,650	—	40,650
Payments	(14,949)	—	(228,327)	—	(243,276)
Proceeds (payments) under the revolving lines of credit, net	145,000	(1,135)	181,382	—	325,247
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Capital contributions received from parent	—	—	1,362,719	(1,362,719)	—
Payment of dividends and return of capital	—	—	(1,500,021)	1,500,021	—
Repayment of Loan to Parent from Non-Guarantor	(165,110)	—	—	165,110	—
Proceeds from employee stock purchase plan	985	—	—	—	985
Loan from Hertz Global Holdings, Inc.	(13,553)	—	—	—	(13,553)
Payment of financing costs	(3,554)	(319)	(344)	—	(4,217)
Net cash provided by (used in) financing activities	(280,285)	(1,458)	(141,513)	302,412	(120,844)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	7,953	—	7,953
Net decrease in cash and cash equivalents during the period	(411,965)	6,767	68,576	—	(336,622)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$153,037	$14,152	$427,397	$—	$594,586

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,677,648	$690,292	$1,155,789	$(775,317)	$2,748,412
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	11,981	13,596	(287,182)	—	(261,605)
Revenue earning equipment expenditures	(88,120)	(763,610)	(8,761,509)	—	(9,613,239)
Proceeds from disposal of revenue earning equipment	79,390	276,342	6,769,364	—	7,125,096
Property and equipment expenditures	(173,053)	(32,022)	(107,711)	—	(312,786)
Proceeds from disposal of property and equipment	67,370	11,839	58,485	—	137,694
Capital contributions to subsidiaries	(4,267,118)	—	—	4,267,118	—
Return of capital from subsidiaries	1,829,256	—	—	(1,829,256)	—
Loan to Parent From Non-Guarantor	—	—	(385,108)	385,108	—
Acquisitions, net of cash acquired	(1,708,520)	(196,648)	—	—	(1,905,168)
Proceeds from disposal of business	—	—	84,497	—	84,497
Other investing activities	—	—	(1,779)	—	(1,779)
Net cash provided by (used in) investing activities	(4,248,814)	(690,503)	(2,630,943)	2,822,970	(4,747,290)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,210,000	—	27,280	—	2,237,280
Payment of long-term debt	(650,407)	(18)	(301,719)	—	(952,144)
Short-term borrowings:
Proceeds	—	—	438,387	—	438,387
Payments	(26,775)	—	(1,253,368)	—	(1,280,143)
Proceeds (payments) under the revolving lines of credit, net	220,000	(1,262)	1,054,426	—	1,273,164
Capital contributions received from parent	—	—	4,267,118	(4,267,118)	—
Loan to Parent From Non-Guarantor	385,108	—	—	(385,108)	—
Payment of dividends and return of capital	—	—	(2,604,573)	2,604,573	—
Dividends paid	(25,000)	—	—	—	(25,000)
Proceeds from employee stock purchase plan	4,275	—	—	—	4,275
Loan with Hertz Global Holdings, Inc.	(13,220)	—	—	—	(13,220)
Purchase of noncontrolling interest	(38,000)	—	—	—	(38,000)
Payment of financing costs	(35,215)	(3,316)	(10,902)	—	(49,433)
Net cash provided by (used in) financing activities	2,030,766	(4,596)	1,616,649	(2,047,653)	1,595,166
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	5,739	—	5,739
Net change in cash and cash equivalents during the period	(540,400)	(4,807)	147,234	—	(397,973)
Cash and cash equivalents at beginning of period	565,002	7,385	358,821	—	931,208
Cash and cash equivalents at end of period	$24,602	$2,578	$506,055	$—	$533,235
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2011
(In Thousands of Dollars)

	Parent (The Hertz Corporation)	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	The Hertz Corporation & Subsidiaries
Net cash provided by (used in) operating activities	$1,000,597	$773,170	$1,038,124	$(553,370)	$2,258,521
Cash flows from investing activities:
Net change in restricted cash and cash equivalents	(28,570)	(2,662)	(70,534)	—	(101,766)
Revenue earning equipment expenditures	(142,134)	(670,056)	(8,642,121)	—	(9,454,311)
Proceeds from disposal of revenue earning equipment	163,330	170,522	7,516,590	—	7,850,442
Property and equipment expenditures	(189,562)	(29,696)	(62,437)	—	(281,695)
Proceeds from disposal of property and equipment	23,952	9,263	20,599	—	53,814
Capital contributions to subsidiaries	(3,549,088)	—	—	3,549,088	—
Return of capital from subsidiaries	2,590,025	—	—	(2,590,025)	—
Loan to Parent from Non-Guarantor	—	—	(490,273)	490,273	—
Acquisitions, net of cash acquired	(214,384)	(2,100)	(10,597)	—	(227,081)
Purchase of short-term investments, net	(32,891)	—	—	—	(32,891)
Other investing activities	—	(13,602)	14,188	—	586
Net cash provided by (used in) investing activities	(1,379,322)	(538,331)	(1,724,585)	1,449,336	(2,192,902)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	2,455,309	—	607,170	—	3,062,479
Payment of long-term debt	(3,596,295)	(17)	(52,988)	—	(3,649,300)
Short-term borrowings:
Proceeds	—	—	460,890	—	460,890
Payments	(29,224)	—	(1,164,832)	—	(1,194,056)
Proceeds (payments) under the revolving lines of credit, net	(29,128)	(229,778)	201,577	—	(57,329)
Distributions to noncontrolling interest	—	—	(23,100)	—	(23,100)
Capital contributions received from parent	—	—	3,549,088	(3,549,088)	—
Payment of dividends and return of capital	(22,950)	—	(3,143,395)	3,143,395	(22,950)
Proceeds from employee stock purchase plan	3,577	—	—	—	3,577
Loan to Parent from Non-Guarantor	490,273	—	—	(490,273)	—
Loan from Hertz Global Holdings, Inc.	(984)	—	—	—	(984)
Payment of financing costs	(81,229)	(2,817)	(7,436)	—	(91,482)
Net cash provided by (used in) financing activities	(810,651)	(232,612)	426,974	(895,966)	(1,512,255)
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	3,838	—	3,838
Net decrease in cash and cash equivalents during the period	(1,189,376)	2,227	(255,649)	—	(1,442,798)
Cash and cash equivalents at beginning of period	1,754,378	5,158	614,470	—	2,374,006
Cash and cash equivalents at end of period	$565,002	$7,385	$358,821	$—	$931,208

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$206,985	$319,585	$(91,800)	$434,770
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(38,350)	(1,342,267)	—	(1,380,617)
Revenue-earning vehicles—Proceeds from sales	26,623	730,468	—	757,091
Net change in restricted cash and investments	(4,817)	108,462	—	103,645
Property, equipment and software—Purchases	(13,817)	(84)	—	(13,901)
Property, equipment and software—Proceeds from sales	3,491	—	—	3,491
Dividends received	79,000	—	(79,000)	—
Investment in subsidiary	(231,600)	—	231,600	—
Intercompany	(35,029)	(56,793)	91,822	—

Net cash provided by/(used in) investing activities	(214,499)	(560,214)	244,422	(530,291)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	581,169	—	581,169
Payments of vehicle debt and other obligations	—	(500,000)	—	(500,000)
Issuance of common shares	1,694	—	—	1,694
Net settlement of employee withholding taxes on share-based awards	(1,215)	—	—	(1,215)
Purchases of common stock for the treasury	(29,136)	—	—	(29,136)
Financing issue costs	(7,825)	(945)	—	(8,770)
Dividends paid	—	(79,000)	79,000	—
Capital contribution from Parent	—	231,622	(231,622)	—

Net cash provided by/(used in) financing activities	(36,482)	232,846	(152,622)	43,742

CHANGE IN CASH AND CASH EQUIVALENTS	(43,996)	(7,783)	—	(51,779)
CASH AND CASH EQUIVALENTS:
Beginning of Period	446,239	62,409	—	508,648

End of Period	$402,243	$54,626	$—	$456,869

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$268,555	$262,206	$(72,151)	$458,610
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(46,155)	(937,724)	—	(983,879)
Revenue-earning vehicles—Proceeds from sales	31,135	460,873	—	492,008
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	270	76,036	—	76,306
Property, equipment and software—Purchases	(11,108)	(88)	—	(11,196)
Property, equipment and software—Proceeds from sales	324	29	—	353
Dividends received	191,675	—	(191,675)	—
Investment in subsidiary	(249,389)	—	249,389	—
Intercompany	(119,298)	5,583	113,715	—

Net cash provided by/(used in) investing activities	(102,546)	(395,291)	171,429	(326,408)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,192,226	(54,323)	1,137,903
Payments of vehicle debt and other obligations	—	(1,081,350)	9,277	(1,072,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	2,921	—	—	2,921
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Financing issue costs	(1,997)	(11,306)	—	(13,303)
Dividends paid	—	(191,675)	191,675	—
Capital contribution from Parent	—	245,907	(245,907)	—

Net cash provided by/(used in) financing activities	(150,406)	153,802	(99,278)	(95,882)

CHANGE IN CASH AND CASH EQUIVALENTS	15,603	20,717	—	36,320
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$465,610	$33,863	$—	$499,473

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011
(In Thousands of Dollars)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Total Consolidated
Net cash provided by operating activities	$306,521	$347,234	$(86,461)	$567,294
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue-earning vehicles—Purchases	(58,522)	(1,110,010)	—	(1,168,532)
Revenue-earning vehicles—Proceeds from sales	42,746	715,020	—	757,766
Net change in cash & cash equivalents required minimum balance	100,000	—	—	100,000
Net change in restricted cash and investments	16	(75,477)	—	(75,461)
Property, equipment and software—Purchases	(16,543)	(90)	—	(16,633)
Property, equipment and software—Proceeds from sales	330	29	—	359
Dividends received	266,675	—	(266,675)	—
Investment in subsidiary	(247,713)	—	247,713	—
Intercompany	(139,869)	8,993	130,876	—

Net cash provided by/(used in) investing activities	(52,880)	(461,535)	111,914	(402,501)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt and other obligations:
Proceeds from vehicle debt and other obligations	—	1,592,466	(54,563)	1,537,903
Payments of vehicle debt and other obligations	—	(1,396,350)	9,277	(1,387,073)
Payments—non-vehicle debt	(148,125)	—	—	(148,125)
Issuance of common shares	4,774	—	—	4,774
Net settlement of employee withholding taxes on share-based awards	(3,205)	—	—	(3,205)
Early termination of interest rate swap	(8,815)	—	—	(8,815)
Forward stock repurchase agreement	(100,000)	—	—	(100,000)
Financing issue costs	(2,038)	(12,719)	—	(14,757)
Dividends paid	—	(266,675)	266,675	—
Capital contribution from Parent	—	246,842	(246,842)	—

Net cash provided by/(used in) financing activities	(257,409)	163,564	(25,453)	(119,298)

CHANGE IN CASH AND CASH EQUIVALENTS	(3,768)	49,263	—	45,495
CASH AND CASH EQUIVALENTS:
Beginning of Period	450,007	13,146	—	463,153

End of Period	$446,239	$62,409	$—	$508,648

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc., USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and Cash Equivalents-Required Minimum Balance
Required minimum balance of cash and cash equivalents to be maintained under the amended Senior Secured Credit Facilities				$ 100,000	$ 100,000
Restricted Cash and Investments
Interest income earned on restricted cash and investments	$ 524	$ 226	$ 397	$ 653	$ 3,202
Non-Program Vehicles
Revenue-Earning Vehicles and Related Vehicle Depreciation Expense
Non-program vehicles as a percentage of Company's total fleet			96.00%
Non-Program Vehicles | Minimum
Revenue-Earning Vehicles and Related Vehicle Depreciation Expense
Average holding term			18 months
Non-Program Vehicles | Maximum
Revenue-Earning Vehicles and Related Vehicle Depreciation Expense
Average holding term			22 months
Program Vehicles | Minimum
Revenue-Earning Vehicles and Related Vehicle Depreciation Expense
Average holding term			6 months
Program Vehicles | Maximum
Revenue-Earning Vehicles and Related Vehicle Depreciation Expense
Average holding term			8 months

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY (Details 2)	12 Months Ended
	Dec. 31, 2012 Furniture and equipment Minimum	Dec. 31, 2012 Furniture and equipment Maximum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Buildings and improvements Minimum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Buildings and improvements Maximum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Furniture and equipment Minimum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Furniture and equipment Maximum
Property and Equipment
Estimated useful lives	1 year	15 years	10 years	30 years	1 year	7 years

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY (Details 3) (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Software | Minimum
Finite lived intangible assets
Amortization period	3 years
Software | Maximum
Finite lived intangible assets
Amortization period	5 years
Website Development Costs
Finite lived intangible assets
Amortization period	5 years

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - DOLLAR THRIFTY (Details 4) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.
Accounts Payable
Book overdrafts				$ 19	$ 17		$ 13.3
Advertising Costs
Advertising expense	$ 158	$ 145.8	$ 133.8	$ 20.1	$ 20.9	$ 21.2
Stock-Based Compensation
Stock options issued (in shares)						1,120,000
Weighted average grant-date fair value per share (in dollars per share)						$ 4.44

EARNINGS PER SHARE - DOLLAR THRIFTY (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.
Earnings per share
Net income	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)	$ 55,500	$ 33,901	$ 66,621	$ 42,505	$ 16,523	$ 12,496	$ 49,165	$ 42,263	$ 27,292	$ 145,298	$ 125,649	$ 159,550	$ 131,216	$ 45,022
Basic EPS:
Weighted average common shares													27,905,118		28,958,718							28,217,067	28,872,747	28,965,187	28,623,108	22,687,077
Basic EPS (in dollars per share)													$ 1.99	$ 1.16	$ 2.3	$ 1.47	$ 0.57	$ 0.44	$ 1.72	$ 1.48	$ 0.96	$ 5.15	$ 4.35	$ 5.51	$ 4.58	$ 1.98
Diluted EPS:
Weighted average common shares													27,905,118		28,958,718							28,217,067	28,872,747	28,965,187	28,623,108	22,687,077
Shares contingently issuable:
Stock options													803,982		1,964,321							854,272	1,984,419	1,913,783	1,226,089	762,673
Performance awards and non-vested shares													127,418		113,734							111,431	90,581	94,261	125,225	255,775
Employee compensation shares deferred													24,577		46,604							29,805	48,440	47,232	49,374	105,402
Director compensation shares deferred													224,535		221,452							223,952	220,554	220,778	221,485	155,611
Shares applicable to diluted													29,085,630		31,304,829							29,436,527	31,216,741	31,241,241	30,245,281	23,966,538
Diluted EPS (in dollars per share)													$ 1.91	$ 1.08	$ 2.13	$ 1.36	$ 0.53	$ 0.41	$ 1.62	$ 1.4	$ 0.91	$ 4.94	$ 4.03	$ 5.11	$ 4.34	$ 1.88
Anti-dilutive outstanding common stock equivalents excluded from computation of diluted EPS (in shares)																										356,970
Increase (decrease) in the number of shares included in the diluted EPS calculation due to assumed option exercises																						(500,000)	800,000	700,000

RECEIVABLES - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Trade accounts receivable and other	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Trade accounts receivable and other	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Trade accounts receivable and other	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Vehicle manufacturer receivables	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Vehicle manufacturer receivables	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Vehicle manufacturer receivables	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Car sales receivable	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Car sales receivable	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Car sales receivable
RECEIVABLES
Receivables, gross				$ 130,380	$ 98,200	$ 74,171	$ 85,476	$ 74,403	$ 68,528	$ 41,078	$ 21,510	$ 4,543	$ 3,826	$ 2,287	$ 1,100
Less: Allowance for doubtful accounts	(29,018)	(25,113)	(20,282)	(2,163)	(2,840)	(4,715)
Receivables, net	$ 1,555,520	$ 1,886,596	$ 1,616,382	$ 128,217	$ 95,360	$ 69,456
Period within which receivables are generally received										60 days	60 days

REVENUE-EARNING VEHICLES - DOLLAR THRIFTY (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.
Revenue-earnings vehicles
Revenue-earning vehicles	$ 13,694,941,000	$ 12,591,132,000	$ 9,678,765,000	$ 1,858,766,000	$ 1,668,473,000
Less: Accumulated depreciation	(1,995,261,000)	(1,881,030,000)	(1,360,012,000)	(390,931,000)	(326,651,000)
Total revenue earning equipment	13,969,224,000	12,908,336,000	10,105,409,000	1,467,835,000	1,341,822,000		1,875,607,000
Payments recognized from manufacturers for vehicles acquired				$ 180,500,000	$ 175,600,000	$ 524,400,000

VEHICLE DEPRECIATION AND LEASE CHARGES, NET - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended		12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. item	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. item	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. item	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. item	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. item	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. item	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. item
Vehicle depreciation and lease charges
Depreciation of revenue-earning vehicles and other	$ 573,000,000	$ 531,400,000	$ 2,165,200,000	$ 1,921,800,000	$ 1,747,000,000	$ 94,323,000	$ 80,667,000	$ 230,391,000	$ 247,112,000	$ 317,844,000	$ 362,284,000	$ 461,178,000
Net gains from disposition of revenue-earning vehicles	(1,300,000)	(39,400,000)	(96,800,000)	(112,200,000)	42,900,000	(5,192,000)	(17,368,000)	(42,023,000)	(43,129,000)	(46,887,000)	(63,084,000)	(35,086,000)
Total	587,027,000	515,106,000	2,148,158,000	1,905,739,000	1,868,147,000	89,131,000	63,299,000	188,368,000	203,983,000	270,957,000	299,200,000	426,092,000
Average gain on Non-Program Vehicles
Number of Non-Program Vehicles sold						15,463	15,441	48,530	30,787	39,398	57,100	50,099
Average gain on vehicles sold (per vehicle)						336	1,125	866	1,401	1,190	1,105	700
Components of vehicle depreciation per vehicle per month
Average depreciable fleet (units)						120,757	113,719	113,968	110,125	108,127	103,207	105,301
Average depreciation rate						260	236	225	249	245	293	365
Average gain on vehicles sold						(14)	(50)	(41)	(43)	(36)	(51)	(28)
Average vehicle depreciation and lease charges, net						$ 246	$ 186	$ 184	$ 206	$ 209	$ 242	$ 337

PROPERTY AND EQUIPMENT - DOLLAR THRIFTY (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Land	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Land	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Buildings and improvements	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Buildings and improvements	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Furniture and equipment	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Furniture and equipment	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Leasehold improvements	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Leasehold improvements	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Construction in progress	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Construction in progress
PROPERTY AND EQUIPMENT
Property and equipment, gross	$ 2,544,373,000	$ 2,549,882,000	$ 2,197,027,000	$ 248,760,000			$ 248,636,000	$ 12,009,000	$ 12,022,000	$ 21,382,000	$ 23,325,000	$ 81,014,000	$ 81,847,000	$ 128,938,000	$ 128,742,000	$ 5,293,000	$ 2,824,000
Less: Accumulated depreciation and amortization	(1,087,176,000)	(1,113,496,000)	(945,173,000)	(158,532,000)			(164,358,000)
Total property and equipment	1,457,197,000	1,436,386,000	1,251,854,000	90,228,000	96,198,000	77,887,000	84,278,000
Non-cash charge related to the impairment of assets, pretax				400,000	1,600,000
Non-cash charge related to the impairment of assets, after-tax				$ 300,000	$ 900,000

SOFTWARE - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended		12 Months Ended						12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Software	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Software	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Software
Software
Finite-lived intangible assets, gross	$ 1,152,000,000		$ 1,154,300,000	$ 747,300,000					$ 83,501,000	$ 80,144,000
Less: Accumulated amortization	(498,200,000)		(467,800,000)	(393,300,000)					(61,966,000)	(55,967,000)
Net Carrying Value	653,800,000		686,500,000	354,000,000		24,177,000	19,438,000	21,535,000	21,535,000	24,177,000
Amortization expense	30,499,000	19,166,000	84,096,000	70,039,000	64,713,000				7,500,000	7,300,000	8,000,000
Estimated aggregate amortization expense of finite-lived intangible assets
Year one	116,300,000		116,100,000						6,900,000
Year two	113,800,000		113,700,000						5,300,000
Year three	64,900,000		64,800,000						3,800,000
Year four	51,800,000		51,800,000						2,900,000
Year five									1,700,000
Asset impairment charges (pre-tax)						1,100,000				700,000	1,000,000
Asset impairment charges (after-tax)										$ 300,000	$ 600,000

DEBT AND OTHER OBLIGATIONS - DOLLAR THRIFTY (Details)	Mar. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)		Aug. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Vehicle debt and other obligations USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Vehicle debt and other obligations USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Maximum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-2 notes (matures May 2015) Minimum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 notes (matures February 2015) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 notes (matures February 2015) USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 Class A Notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 Class A Notes USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 Class B Notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2011-1 Class B Notes USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2007-1 notes (matures July 2012) USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Asset-backed medium-term notes Series 2006-1 notes (matured May 2011) USD ($)	Oct. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-1 variable funding note (terminated October 2011) USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Series 2010-1 variable funding note (terminated October 2011) USD ($)	Oct. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-2 variable funding note USD ($)	Sep. 29, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note	Sep. 29, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Before renewal USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Commercial paper rate	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Commercial paper rate	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note LIBOR	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Eurodollar	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Eurodollar	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Series 2010-3 variable funding note Minimum	Apr. 18, 2011 Dollar Thrifty Automotive Group Inc. CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011) USD ($)	Apr. 18, 2011 Dollar Thrifty Automotive Group Inc. CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011) CAD	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011) USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011) CAD	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. CAD Series 2010-1 note (Canadian fleet financing) (terminated April 2011) USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Non-vehicle debt USD ($)	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Term Loan USD ($)	Aug. 30, 2011 Dollar Thrifty Automotive Group Inc. Senior Secured Credit Facilities USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Senior Secured Credit Facilities USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Senior Secured Credit Facilities U.S. enhancement USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Senior Secured Credit Facilities General purpose enhancements USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility	Feb. 16, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility U.S. enhancement USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility General purpose enhancements USD ($)	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility LIBOR	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Maximum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Maximum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Maximum LIBOR	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Minimum USD ($)	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. New Revolving Credit Facility Minimum LIBOR
Debt and other obligations
Debt and other obligations, before discounts	$ 950,000,000	$ 1,419,000,000			$ 0						$ 900,000,000	$ 1,400,000,000	$ 1,000,000,000	$ 400,000,000	$ 400,000,000					$ 500,000,000	$ 500,000,000					$ 500,000,000	$ 500,000,000	$ 500,000,000
Discounts on asset-backed medium-term notes											(32,000)	(45,000)
Total debt and other obligations	15,876,109,000	15,014,474,000			10,907,849,000	1,399,955,000	1,481,137,000	1,397,243,000	1,399,955,000	1,249,118,000	899,968,000	1,399,955,000	1,000,000,000														500,000,000	500,000,000		200,000,000			510,000,000																	49,118,000	148,125,000	148,125,000
Amount of debt issued														400,000,000	400,000,000					500,000,000	500,000,000	420,000,000	420,000,000	80,000,000	80,000,000
Interest rate (as a percent)														3.21%	3.21%					2.81%	2.81%	2.51%	2.51%	4.38%	4.38%
Repayment period														6 months	6 months					6 months	6 months												3 months	3 months
Leverage ratio																3	2.25																									2.25	3																					3	3
Interest coverage ratio																		2	2																									2	2																						2	2
Amortization period																										6 months
Interest rate at the end of the period (as a percent)																										0.40%
Payment for termination of swap agreement						8,815,000
Amount of debt terminated																													200,000,000		300,000,000
Borrowing capacity				1,950,000,000																												600,000,000	600,000,000		450,000,000																			231,300,000					450,000,000
Revolving period																																2 years			364 days
Spread (as a percent)																																		1.30%																																3.50%			3.00%
Variable rate basis																																				weighted-average commercial paper rate	weighted-average commercial paper rate	floating one-month LIBOR rate	floating one-month LIBOR	Eurodollar rate	Eurodollar																					LIBOR	LIBOR
Facility commitment fee rate (as a percent)																																	0.80%									0.80%															0.50%	0.50%
Debt repaid																																														56,000,000	54,000,000						143,100,000
Direct investments in the Canadian fleet																																																63,500,000	64,900,000
Letters of credit outstanding						203,100,000																																																	144,300,000	54,700,000				100,000	40,800,000
Remaining available capacity	2,224,800,000	2,267,200,000																																																				32,300,000			409,100,000
EBITDA requirement																		75,000,000																										75,000,000																							75,000,000	75,000,000
Restricted payments permitted, base amount																																																																300,000,000	300,000,000
Percentage of cumulative adjusted net income added to the base amount																																																									50.00%	50.00%
Percentage of cumulative adjusted net loss subtracted from the base amount																																																									100.00%	100.00%
Financing issuance costs paid						14,800,000
Expected maturities of debt and other obligations outstanding
2012		5,744,100	[1]									500,000,000
2014	1,101,800	1,900,000										400,000,000
2015	$ 529,200	$ 300,000										$ 500,000,000

[1]	Our short-term borrowings as of December 31, 2012 include, among other items, the amounts outstanding under the Senior ABL Facility, HVF U.S. Fleet Variable Funding Notes, RCFC U.S. Fleet Variable Funding Notes, Donlen GN II Variable Funding Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing Facility and Capitalized Leases. These amounts are reflected as short-term borrowings, regardless of the facility maturity date, as these facilities are revolving in nature and/or the outstanding borrowings have maturities of three months or less. As of December 31, 2012, short-term borrowings had a weighted average interest rate of 1.8%.

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details) (Dollar Thrifty Automotive Group Inc., USD $) In Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	Dec. 28, 2011 Asset-backed medium term notes	Dec. 31, 2011 Interest rate swaps	Dec. 31, 2011 Interest rate swaps Asset-backed medium term notes	Sep. 30, 2012 Interest rate caps 2010-3 VFN	Dec. 31, 2011 Interest rate caps 2010-3 VFN
Derivative financial instruments
Notional amount of interest rate derivatives			$ 500	$ 600	$ 600
Swap agreements termination fee	$ 8.8	$ 8.8

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details 2) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Interest rate contracts Accrued liabilities	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives designated as hedging instruments Interest rate contracts Accrued liabilities	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Prepaid expenses and other assets	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Accrued liabilities
Fair value of derivative financial instrument
Asset Derivatives	$ 5,200	$ 4,500	$ 548,000	$ 1,355,000		$ 861,000		$ 23,000	$ 548,000	$ 494,000
Liability Derivatives	$ 5,200	$ 5,500			$ 36,888,000		$ 31,254,000				$ 5,634,000

DERIVATIVE FINANCIAL INSTRUMENTS - DOLLAR THRIFTY (Details 3) (USD $)	3 Months Ended		12 Months Ended			9 Months Ended	12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended				3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Interest expense, net of interest income Cash flow hedge	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Interest expense, net of interest income Cash flow hedge	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Interest rate contracts Interest expense, net of interest income Cash flow hedge	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Net (increase) decrease in fair value of derivatives	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Net (increase) decrease in fair value of derivatives	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Derivatives not designated as hedging instruments Interest rate contracts Net (increase) decrease in fair value of derivatives
Gain (loss) on derivative financial instruments
Amount of (Gain) or Loss Recognized In Income on Derivative			$ 8,470,000	$ 0	$ 0											$ (3,244,000)	$ (28,694,000)	$ (40,000)	$ (523,000)	$ (525,000)	$ 3,367,000	$ (3,244,000)	$ (28,694,000)
Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	0	0	0	(12,573,000)	12,358,000			10,259,000	5,543,000		3,591,000		10,288,000	10,259,000	5,543,000
Amount of Gain or (Loss) Reclassified from AOCI in Income (Effective Portion)								(14,229,000)	(14,069,000)	(207,000)	(3,572,000)	(4,939,000)	(10,654,000)	(14,229,000)	(14,069,000)
Amount reclassified from AOCI related to discontinuance of cash flow hedge, additional disclosure
Ineffectiveness of interest rate contracts recorded in income							0
Amount reclassified from AOCI related to discontinuance of cash flow hedge						$ 400,000	$ 400,000

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Recurring Quoted Prices in Active Markets for Identical Assets (Level 1) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Recurring Quoted Prices in Active Markets for Identical Assets (Level 1) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Recurring Quoted Prices in Active Markets for Identical Assets (Level 1) Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Recurring Significant Other Observable Inputs (Level 2) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Recurring Significant Unobservable Inputs (Level 3) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Recurring Significant Unobservable Inputs (Level 3) Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Recurring Total Fair Value Assets (Liabilities) Dollar Thrifty Automotive Group Inc.
Fair value of assets and liabilities
Derivative Assets	$ 5,200	$ 4,500						$ 23,000	$ 548,000	$ 1,355,000			$ 23,000	$ 548,000	$ 1,355,000
Derivative Liabilities	(5,200)	(5,500)								(36,888,000)					(36,888,000)
Marketable Securities (available for sale)							169,000								169,000
Deferred Compensation Plan Assets					6,998,000	5,752,000				3,916,000			6,998,000	5,752,000	3,916,000
Total						5,752,000	169,000		548,000	(31,617,000)	0	0		6,300,000	(31,448,000)
Letters of credit			203,100,000	0
Surety bonds			$ 47,400,000	$ 0

FAIR VALUE MEASUREMENTS - DOLLAR THRIFTY (Details 2) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Non-vehicle debt-Term Loan Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Series 2006-1 notes Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Series 2007-1 notes Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Series 2010-1 VFN Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Carrying Value Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Carrying Value Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Carrying Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Carrying Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Carrying Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Carrying Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Carrying Value Non-vehicle debt-Term Loan Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Fair Value Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Fair Value Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Fair Value Vehicle debt and obligations-floating rates Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Fair Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Fair Value Vehicle debt and obligations-fixed rates Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Fair Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Fair Value Vehicle debt and obligations-Canadian dollar denominated Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Fair Value Non-vehicle debt-Term Loan Dollar Thrifty Automotive Group Inc.
Fair values of financial instruments
Debt and other obligations	$ 15,876,109	$ 15,014,474	$ 10,907,849	$ 1,481,137	$ 1,399,955	$ 1,397,243	$ 49,118	$ 148,125	$ 500,000	$ 500,000	$ 200,000	$ 1,481,169	$ 1,400,000	$ 510,000	$ 500,000	$ 1,200,000	$ 900,000	$ 900,000	$ 71,169	$ 49,118	$ 148,125	$ 1,507,988	$ 1,395,112	$ 510,000	$ 495,820	$ 1,178,875	$ 926,819	$ 899,292	$ 71,169	$ 49,118	$ 146,459

EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.
Employee Benefit Plans
Maximum percentage of employee's eligible compensation for which Company matches their contribution				2.00%
Contribution expenses	$ 18.6	$ 18	$ 14.8	$ 1.8	$ 1.7	$ 1.8
Liability for employee health claims included in accrued liabilities				2.3	2
Expenses for self-insured health claims				15.4	15.8	20.2
Expenses related to bonus plan				$ 9.8	$ 11.2	$ 10

EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Details 2) (Dollar Thrifty Automotive Group Inc., USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Dollar Thrifty Automotive Group Inc.
Deferred Compensation and Retirement Plans
Percentage of executives' current annual base compensation received as contribution by key executive			15.00%
Expense related to plans for contributions made by the Company	$ 0.9	$ 0.8	$ 0.8
Balance in the deferred compensation and retirement plans which is reflected in accrued liabilities	$ 5.8	$ 3.9

EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Details 3) (USD $)	3 Months Ended	12 Months Ended			12 Months Ended				1 Months Ended		3 Months Ended		9 Months Ended		12 Months Ended			1 Months Ended	3 Months Ended		9 Months Ended		12 Months Ended			3 Months Ended	9 Months Ended		12 Months Ended	1 Months Ended						9 Months Ended	12 Months Ended			9 Months Ended		12 Months Ended				1 Months Ended					12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2010	Feb. 28, 2008	Dec. 31, 2012 Option Rights	Dec. 31, 2011 Option Rights	Dec. 31, 2010 Option Rights	Dec. 31, 2012 Option Rights Maximum	Nov. 30, 2012 Restricted Stock Units	Mar. 31, 2012 Restricted Stock Units	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	May 31, 2009 Dollar Thrifty Automotive Group Inc. Option Rights	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Option Rights	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Option Rights	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Option Rights	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Option Rights	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Option Rights	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Option Rights Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Option Rights Maximum	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Option Rights Maximum	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Option Rights Maximum	Feb. 29, 2012 Dollar Thrifty Automotive Group Inc. Performance Shares	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Performance Shares	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc. Performance Shares	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Performance Shares	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc. Performance Shares	Mar. 31, 2009 Dollar Thrifty Automotive Group Inc. Performance Shares	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Performance Shares	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Performance Shares	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Performance Shares	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Performance Shares	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Performance Shares Maximum	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Restricted Stock Units	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Restricted Stock Units	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Restricted Stock Units	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Restricted Stock Units	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Non-employee and employee directors	Jan. 31, 2012 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Non-employee directors	Jan. 31, 2011 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Non-employee directors	Jan. 31, 2010 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Non-employee directors	Jan. 31, 2009 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Non-employee directors	May 31, 2009 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Employee directors	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Employee directors	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Employee directors	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Restricted Stock Units Employee directors
SHARE-BASED PAYMENT PLANS
Number of shares authorized for issuance				32,700,000							2,726,312		2,726,312		2,083,550
Number of shares available for future issuance											1,168,546		1,168,546		247,517
Compensation costs recognized (in dollars)			$ 36,600,000								$ 1,900,000	$ 1,000,000	$ 5,900,000	$ 3,100,000	$ 4,100,000	$ 4,800,000	$ 6,200,000																												$ 1,500,000
Income tax benefit recognized in the statements of income for share-based compensation payments (in dollars)			14,200,000								600,000	300,000	2,200,000	1,200,000	1,600,000	1,900,000	2,700,000
Option term																													10 years
Number of awards that may be granted under the plan during any year to any participant (in shares)																							285,000				285,000										160,000			160,000
Assumptions used to calculate compensation expense relating to the stock option awards granted
Weighted-average expected life of the awards					3 years	6 years 3 months	6 years 3 months	10 years																	5 years
Expected price volatility factor (as a percent)					81500.00%	36700.00%	36100.00%																		80.24%
Risk-free interest rate (as a percent)					400.00%	2560.00%																			2.36%
Dividend payments																									0
Additional disclosure
Weighted average grant-date fair value of options issued (in dollars per share)					$ 14,620	$ 5,930	$ 4,000										$ 4.44								$ 4.44
Vesting period																		3 years													3 years		3 years																	3 years
Vesting percentage in first fiscal year																		20.00%																		25.00%														20.00%
Vesting percentage in second fiscal year																		20.00%													25.00%		25.00%			75.00%														20.00%
Vesting percentage in third fiscal year																		60.00%													75.00%		75.00%																	60.00%
Grant-date fair value of options vested (in dollars)					9,000,000	17,400,000	21,600,000														1,600,000	1,600,000	4,000,000	900,000	200,000
Unrecognized expenses (in dollars)																			0		0		200,000
Number of Shares
Outstanding at the beginning of the period (in shares)																					1,575,000	2,277,000	2,277,000
Exercised (in shares)																					(297,000)		(672,000)
Canceled (Forfeited/Expired) (in shares)																							(30,000)
Outstanding at the end of the period (in shares)																			1,278,000		1,278,000		1,575,000	2,277,000
Fully vested and exercisable options at the end of the period (in shares)																			1,278,000		1,278,000		917,000
Options expected to vest at the end of the period (in shares)																							658,000
Weighted-Average Exercise Price
Outstanding at the beginning of the period (in dollars per share)																					$ 5.11	$ 5.73	$ 5.73
Exercised (in dollars per share)																					$ 5.7		$ 7.1
Canceled (Forfeited/Expired) (in dollars per share)																							$ 7.62
Outstanding at the end of the period (in dollars per share)																			$ 4.97		$ 4.97		$ 5.11	$ 5.73
Fully vested and exercisable options at the end of the period (in dollars per share)																			$ 4.97		$ 4.97		$ 5.46
Options expected to vest at the end of the period (in dollars per share)																							$ 4.63
Weighted-Average Remaining Contractual Term
Outstanding at the beginning of the period																					6 years 4 months 6 days		6 years 10 months 20 days	7 years 7 months 10 days
Outstanding at the end of the period																					6 years 4 months 6 days		6 years 10 months 20 days	7 years 7 months 10 days
Fully vested and exercisable options at the end of the period																					6 years 4 months 6 days		6 years 7 months 28 days
Options expected to vest at the end of the period																							7 years 2 months 23 days
Aggregate Intrinsic Value
Outstanding at the beginning of the period (in dollars)																					102,579,000	94,545,000	94,545,000
Outstanding at the end of the period (in dollars)																			104,695,000		104,695,000		102,579,000	94,545,000
Fully vested and exercisable options at the end of the period (in dollars)																			104,695,000		104,695,000		59,398,000
Options expected to vest at the end of the period (in dollars)																							43,181,000
Additional disclosure
Total intrinsic value of options exercised (in dollars)					15,100,000	15,000,000	8,100,000												15,700,000	100,000	23,000,000	6,300,000	38,100,000	3,800,000	600,000
Cash received for non-qualified option rights exercised (in dollars)																			900,000		1,700,000		4,800,000	3,000,000	2,300,000	100,000		2,900,000
Additional disclosure
Grant date fair value of units granted (in dollars per share)																														$ 76.17	$ 69.58		$ 47.13			$ 76.17	$ 69.58				$ 73.42	$ 48.24			$ 2.33	$ 73.42	$ 48.24	$ 25.28	$ 1.23	$ 4.44
Number of units earned based upon the level of corporate performance against a pre-established target (in shares)																																					122,000
Shares initially granted as a base grant that vested during the period																																73,000
Shares vested as percentage of the target award																																200.00%
Shares vested																																146,000		36,000	64,000	4,000					34,000	39,000
Intrinsic value of shares vested (in dollars)																																3,500,000		1,700,000	2,500,000		7,600,000	1,100,000	100,000			2,100,000	1,500,000	500,000
Number of shares withheld for the payment of taxes owed by the recipients																																52,000		12,000	0																5,616	6,991
Shares
Nonvested at the beginning of the period (in shares)																																				262,000	238,000				34,000	64,000
Granted (in shares)									24,713	543,880																				29,135						29,000	140,000				7,000	9,000				6,815	9,330	17,800	95,812	50,000	30,057	30,053	20,053
Vested (in shares)																																(146,000)		(36,000)	(64,000)	(4,000)					(34,000)	(39,000)
Forfeited (in shares)																																				(7,000)	(43,000)
Nonvested at the end of the period (in shares)																															262,000		238,000			280,000	262,000	238,000			7,000	34,000	64,000
Weighted-Average Grant-Date Fair Value
Nonvested at the beginning of the period (in dollars per share)																																				$ 59.11	$ 39.07				$ 5.41	$ 4.55
Granted (in dollars per share)																														$ 76.17	$ 69.58		$ 47.13			$ 76.17	$ 69.58				$ 73.42	$ 48.24			$ 2.33	$ 73.42	$ 48.24	$ 25.28	$ 1.23	$ 4.44
Vested (in dollars per share)																																				$ 52.44	$ 27.95				$ 5.41	$ 14.17
Forfeited (in dollars per share)																																				$ 59.79	$ 35.02
Nonvested at the end of the period (in dollars per share)									$ 13.15																						$ 59.11		$ 39.07			$ 60.94	$ 59.11	$ 39.07			$ 73.42	$ 5.41	$ 4.55
Additional information
Estimated compensation cost that were not yet recognized (in dollars)																															11,000,000					8,000,000	11,000,000				100,000	100,000
Weighted-average period over which estimated compensation cost is expected to be recognized	2 years 3 months 18 days	1 year 4 months 26 days																																		1 year 4 months 24 days	2 years 2 months 12 days
Intrinsic value of the nonvested awards (in dollars)																																				24,400,000	18,400,000
Fair value of shares vested (in dollars)																																										$ 600,000	$ 600,000	$ 200,000
Number of shares that had the right to receive cash payments at the settlement date price which vested																																																	56,910

INCOME TAXES - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Canada	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Canada
Current:
Federal			$ 20,100	$ 10,300	$ 10,200					$ 6,019	$ 79	$ 4,867
State and local			39,100	28,500	1,500					8,184	12,535	13,417
Foreign			32,300	30,600	41,500					837	631	848
Current Income Tax Expense (Benefit)			91,500	69,400	53,200					15,040	13,245	19,132
Deferred:
Federal			141,900	82,400	(18,600)					78,316	70,968	19,365
State and local			(18,200)	(4,800)	(2,600)					8,336	5,989	(2,511)
Deferred Income Tax Expense (Benefit)	41,191	7,073	135,600	74,400	(19,877)			49,369	59,214	86,652	76,957	16,854
Provision for taxes on income	59,468	24,226	227,073	143,846	33,322	33,469	39,265	89,516	80,594	101,692	90,202	35,986	0
Deferred tax assets:
Intangible asset amortization										32,744	37,176
Vehicle insurance reserves										30,183	38,456
Other accrued liabilities										27,450	33,621
Interest rate swap											15,267
AMT credit carryforward											7,252
Canadian NOL carryforwards													16,561	17,650
Other Canadian temporary differences													6,278	6,462
Federal and state NOL carryforwards										50,993	5,723
Allowance for doubtful accounts and notes receivable										1,036	1,729
Canadian depreciation													1,834	1,862
Deferred Tax Assets, Gross			2,103,800	2,209,500						167,079	165,198
Valuation allowance			(226,400)	(186,700)						(24,705)	(26,042)
Deferred Tax Assets, Net of Valuation Allowance			1,877,400	2,022,800						142,374	139,156
Deferred tax liabilities:
Depreciation			3,081,400	2,742,300						484,942	381,078
Other										394	1,008
Deferred Tax Liabilities, Gross	$ 2,725,427		$ 4,558,500	$ 3,684,700						$ 485,336	$ 382,086

INCOME TAXES - DOLLAR THRIFTY (Details 2) (USD $)	3 Months Ended		12 Months Ended				1 Months Ended	3 Months Ended			9 Months Ended		12 Months Ended				16 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Canada	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. DTG Canada	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. U.S.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Canada	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Canada	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Canada DTG Canada	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. State	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. State
Income taxes
Deferred tax expense	$ 41,191,000	$ 7,073,000	$ 135,600,000	$ 74,400,000	$ (19,877,000)						$ 49,369,000	$ 59,214,000		$ 86,652,000	$ 76,957,000	$ 16,854,000
Other comprehensive income that relates to the interest rate swap and foreign currency translation														13,300,000
INCOME TAX EXPENSE	59,468,000	24,226,000	227,073,000	143,846,000	33,322,000			33,469,000	39,265,000		89,516,000	80,594,000		101,692,000	90,202,000	35,986,000		0	0	0
Percentage of bonus depreciation allowances for assets placed in service under Small Business Act							50.00%
Percentage of bonus depreciation allowances for assets placed in service under Tax Relief Act													50.00%				100.00%
Federal tax refunds received										50,000,000	8,800,000
NOL carryfowards																			166,300,000			66,200,000
Valuation allowance of NOLs						200,600,000														24,600,000	25,900,000		100,000	100,000
Amount
Tax expense computed at the maximum U.S. statutory rate														91,435,000	77,496,000	28,353,000
Difference resulting from:
State and local taxes, net of federal income tax benefit														11,132,000	12,056,000	7,007,000
Foreign (income) losses														(623,000)	1,522,000	1,111,000
Foreign taxes														586,000	416,000	633,000
Other														(838,000)	(1,288,000)	(1,118,000)
Total														$ 101,692,000	$ 90,202,000	$ 35,986,000
Percent
Tax expense computed at the maximum U.S. statutory rate (as a percent)			35.00%	35.00%	35.00%									35.00%	35.00%	35.00%
Difference resulting from:
State and local taxes, net of federal income tax benefit (as a percent)			2.90%	3.20%	(5.20%)									4.20%	5.40%	8.60%
Foreign (income) losses (as a percent)														(0.20%)	0.70%	1.40%
Foreign taxes (as a percent)			(3.20%)	(3.30%)	(32.10%)									0.20%	0.20%	0.80%
Other (as a percent)			0.20%	2.40%	1.80%									(0.30%)	(0.60%)	(1.40%)
Effective Tax Rate (as a percent)	69.20%	(100.90%)	45.20%	38.50%	103.10%			37.60%	37.10%		38.10%	39.10%		38.90%	40.70%	44.40%

STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Details) (USD $)	1 Months Ended												0 Months Ended				1 Months Ended			3 Months Ended	9 Months Ended		12 Months Ended				9 Months Ended	12 Months Ended			9 Months Ended	12 Months Ended			0 Months Ended		1 Months Ended	12 Months Ended		0 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Interest Rate SWAP	Dec. 31, 2012 Interest Rate SWAP	Mar. 31, 2012 Interest Rate SWAP	Dec. 31, 2011 Interest Rate SWAP	Mar. 31, 2013 Foreign Currency Translation	Dec. 31, 2012 Foreign Currency Translation	Mar. 31, 2012 Foreign Currency Translation	Dec. 31, 2011 Foreign Currency Translation	Feb. 18, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 26, 2011 Dollar Thrifty Automotive Group Inc.	May 18, 2011 Dollar Thrifty Automotive Group Inc.	Feb. 24, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Nov. 30, 2009 Dollar Thrifty Automotive Group Inc.	Oct. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	May 24, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Interest Rate SWAP	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Interest Rate SWAP	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Interest Rate SWAP	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Interest Rate SWAP	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Foreign Currency Translation	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Foreign Currency Translation	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Foreign Currency Translation	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Foreign Currency Translation	Feb. 07, 2012 Dollar Thrifty Automotive Group Inc. Forward stock repurchase plan	Nov. 03, 2011 Dollar Thrifty Automotive Group Inc. Forward stock repurchase plan	Nov. 30, 2011 Dollar Thrifty Automotive Group Inc. Forward stock repurchase plan	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Forward stock repurchase plan	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Senior Secured Credit Facilities	May 18, 2011 Dollar Thrifty Automotive Group Inc. Minimum
Share Repurchase Program
Amount authorized under share repurchase program														$ 400,000,000		$ 100,000,000	$ 400,000,000																			$ 100,000,000	$ 100,000,000
Amount of share repurchases permitted under terms of debt instrument																																							280,000,000
Shares of common stock acquired	23,200,000																			22,494	1,821,137														1,451,193			0
Average price per share of common stock acquired (in dollars per share)																				$ 79.74	$ 70.91														$ 68.91
Shareholder Rights Plan
Threshold percentage of Company's common stock owned by a person or group either through new acquisition or tender offer or before acquisition of additional shares, without Company's approval																																								20.00%
Percentage of discount at which the holders of rights, other than the holders triggering the exercise of rights, can purchase the shares of common stock															50.00%
Period for which rights plan has been extended													1 year
Public Stock Offering
Shares of common stock agreed to be issued																			5,750,000
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01		$ 0.01															$ 0.01	$ 0.01	$ 0.01		$ 0.01	$ 0.01		$ 0.01
Price per share of shares issued in public offering (in dollars per share)																			$ 19.25
Number of shares which underwriters can purchase under the option granted																			862,500
Number of shares issued																		6,612,500
Net proceeds from issuance of shares of common stock																		120,600,000			1,694,000	2,921,000	4,774,000	2,988,000	129,583,000
Underwriting discounts, commissions and expenses pertaining to stock issuance																		6,600,000							6,635,000
Components of accumulated other comprehensive income (loss)
Balance at the beginning of the period		(26,892,000)	3,922,000	(28,414,000)	(19,403,000)	(19,403,000)	(19,403,000)	(19,403,000)	75,273,000	102,678,000	120,889,000	91,319,000									(7,617,000)	(12,329,000)	(12,329,000)	(18,374,000)	(29,388,000)		(8,488,000)	(18,747,000)	(24,290,000)	(32,952,000)	871,000	6,418,000	5,916,000	3,564,000
Adjustment during the period																											8,488,000	10,259,000	5,543,000	8,662,000	5,491,000	(5,547,000)	502,000	2,352,000
Balance at the end of the period	$ (51,165,000)	$ (26,892,000)	$ 3,922,000	$ (28,414,000)	$ (19,403,000)	$ (19,403,000)	$ (19,403,000)	$ (19,403,000)	$ 75,273,000	$ 102,678,000	$ 120,889,000	$ 91,319,000								$ 6,362,000	$ 6,362,000		$ (7,617,000)	$ (12,329,000)	$ (18,374,000)			$ (8,488,000)	$ (18,747,000)	$ (24,290,000)	$ 6,362,000	$ 871,000	$ 6,418,000	$ 5,916,000

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Concession agreements and operating leases	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Concession agreements and operating leases	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Concession agreements and operating leases	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Operating leases	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Operating leases	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Operating leases	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Concession agreements	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Concession agreements	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Concession agreements	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Maximum Operating leases
Concessions and Operating Leases
Lease period of premises under operating leases															30 years
Rent	$ 15,300	$ 23,100	$ 79,800	$ 96,100	$ 78,200				$ 48,682	$ 47,915	$ 49,543
Concession expenses:
Minimum fees												107,095	102,080	101,938
Contingent fees												27,144	31,711	32,263
Total						182,921	181,706	183,744
Less sublease rental income									(498)	(574)	(785)
Total						182,423	181,132	182,959
Future minimum rentals and fees under noncancelable operating leases and the entity's obligations for minimum airport concession fees
2012						138,780			40,429			98,351
2013						118,460			32,866			85,594
2014						87,443			25,323			62,120
2015						64,129			20,221			43,908
2016						54,378			17,290			37,088
Thereafter						179,104			48,333			130,771
Total						642,294			184,462			457,832
Less sublease rental income						(895)			(895)
Total						$ 641,399			$ 183,567			$ 457,832

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY (Details 2) (Dollar Thrifty Automotive Group Inc., USD $)	9 Months Ended		12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Maximum	Dec. 31, 2010 Maximum	Dec. 31, 2009 Maximum
Contingency for vehicle insurance reserves
Retained risk of loss per occurrence					$ 7,500,000	$ 7,500,000	$ 7,500,000
Favorable insurance reserve adjustments	2,500,000	10,600,000	32,200,000	13,400,000
Assumed risk free rate (as a percent)			0.40%	1.00%
Estimated future payments of vehicle insurance reserves
2012			21,220,000
2013			15,314,000
2014			7,037,000
2015			4,617,000
2016			2,995,000
Thereafter			3,508,000
Aggregate undiscounted public liability and property damage			54,691,000
Effect of discounting			(375,000)	(1,300,000)
Public liability and property damage, net of discount			54,316,000
Supplemental liability insurance			32,199,000
Total vehicle insurance reserves	$ 82,358,000		$ 86,515,000	$ 107,720,000

COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY (Details 3) (Dollar Thrifty Automotive Group Inc., USD $)	12 Months Ended		0 Months Ended			12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Apr. 04, 2011 Service Agreement	Dec. 31, 2011 Telecommunications contract	Dec. 31, 2011 Software and hardware maintenance agreements	Dec. 31, 2011 Colorado Consumer Protection Act item
Contingencies
Number of class action lawsuits in which the entity is defendant						1
Agreement term			3 years 6 months
Required annual payments
2012			$ 20,000,000	$ 1,200,000	$ 2,100,000
2013			20,000,000		1,500,000
2014			10,000,000
Letters of credit which are primarily used to support insurance programs and airport concession obligations	4,000,000	5,500,000
Guarantees obligations on behalf of franchisees	0
Outstanding vehicle purchase commitments	$ 1,300,000,000
Period of vehicle purchase commitments	12 months

BUSINESS SEGMENTS - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended									3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 United States	Dec. 31, 2011 United States	Dec. 31, 2010 United States	Dec. 31, 2012 Foreign countries	Dec. 31, 2011 Foreign countries	Dec. 31, 2010 Foreign countries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. United States	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. United States	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. United States	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Foreign countries	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Foreign countries	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc. Foreign countries
BUSINESS SEGMENTS
Revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534	$ 6,313,400	$ 5,413,300	$ 4,993,700	$ 2,707,400	$ 2,885,100	$ 2,568,800	$ 460,590	$ 353,730	$ 451,722	$ 395,129	$ 348,347	$ 349,059	$ 443,544	$ 396,227	$ 348,330	$ 1,212,250	$ 1,195,198	$ 1,548,928	$ 1,537,160	$ 1,546,249	$ 1,466,186	$ 1,455,958	$ 1,466,508	$ 82,742	$ 81,202	$ 79,741
Long-lived assets	$ 1,457,197	$ 1,436,386				$ 1,251,854				$ 1,436,386	$ 1,251,854		$ 1,226,100	$ 1,036,700		$ 210,300	$ 215,200		$ 77,887	$ 84,278				$ 90,228				$ 77,887		$ 84,278	$ 90,228	$ 96,198	$ 82,588	$ 88,433	$ 94,606	$ 1,690	$ 1,795	$ 1,592

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED) - DOLLAR THRIFTY (Details) (USD $)	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.
Quarterly operating results
Revenues	$ 2,436,508,000	$ 2,318,600,000	$ 2,516,200,000	$ 2,225,100,000	$ 1,960,925,000	$ 2,013,800,000	$ 2,432,300,000	$ 2,072,300,000	$ 1,780,000,000	$ 9,020,807,000	$ 8,298,380,000	$ 7,562,534,000	$ 460,590,000	$ 353,730,000	$ 451,722,000	$ 395,129,000	$ 348,347,000	$ 349,059,000	$ 443,544,000	$ 396,227,000	$ 348,330,000	$ 1,212,250,000	$ 1,195,198,000	$ 1,548,928,000	$ 1,537,160,000	$ 1,546,249,000
Operating income														73,685,000	126,036,000	88,818,000	46,921,000	43,314,000	94,246,000	84,436,000	61,088,000			335,460,000	283,084,000
Net income	26,483,000	(28,300,000)	251,300,000	101,000,000	(48,241,000)	58,800,000	212,600,000	62,100,000	(123,000,000)	275,779,000	210,489,000	(18,383,000)	55,500,000	33,901,000	66,621,000	42,505,000	16,523,000	12,496,000	49,165,000	42,263,000	27,292,000	145,298,000	125,649,000	159,550,000	131,216,000	45,022,000
Earnings per share:
Basic (in dollars per share)													$ 1.99	$ 1.16	$ 2.3	$ 1.47	$ 0.57	$ 0.44	$ 1.72	$ 1.48	$ 0.96	$ 5.15	$ 4.35	$ 5.51	$ 4.58	$ 1.98
Diluted (in dollars per share)													$ 1.91	$ 1.08	$ 2.13	$ 1.36	$ 0.53	$ 0.41	$ 1.62	$ 1.4	$ 0.91	$ 4.94	$ 4.03	$ 5.11	$ 4.34	$ 1.88
Additional information
Favorable changes in vehicle insurance reserve														21,200,000		10,600,000		13,400,000				(4,157,000)	1,021,000	(21,205,000)	(864,000)	(1,726,000)
Merger-related expenses																1,100,000	3,500,000	2,100,000	11,900,000	6,900,000	1,700,000
Pretax impairment charges related to software																									$ 1,100,000

PROPOSED ACQUISITION AND RELATED MATTERS - DOLLAR THRIFTY (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	May 24, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Oct. 31, 2009 Dollar Thrifty Automotive Group Inc.	May 24, 2011 Dollar Thrifty Automotive Group Inc. HDTMS, Inc.
PROPOSED ACQUISITION AND RELATED MATTERS
Amount in cash per share in exchange of each share (in dollars per share)									$ 57.6
Consideration in shares									0.8546
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended						9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2008 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Eliminations
CONDENSED CONSOLIDATING BALANCE SHEET
Parent's ownership percentage in Guarantor Subsidiaries	100.00%						100.00%	100.00%
ASSETS
Cash and cash equivalents	$ 653,772	$ 533,235	$ 594,586	$ 931,208	$ 2,374,006	$ 985,467	$ 456,869	$ 508,648	$ 499,473	$ 463,153	$ 400,404	$ 229,636	$ 402,243	$ 446,239	$ 465,610	$ 450,007	$ 54,626	$ 62,409	$ 33,863	$ 13,146
Cash and cash equivalents-required minimum balance										100,000	100,000
Restricted cash and investments							250,144	353,265		277,407			6,185	1,355			243,959	351,910
Receivables, net	1,555,520	1,886,596		1,616,382			128,217	95,360		69,456			86,835	86,184			69,618	34,294			(28,236)	(25,118)
Intercompany	13,737	12,809		0									(92,323)	(100,436)			147,270	154,999			(54,947)	(54,563)
Prepaid expenses and other assets	547,993	461,502		416,134			71,980	65,959		67,482			59,770	49,163			13,409	20,503			(1,199)	(3,707)
Revenue-earning vehicles, net	13,969,224	12,908,336		10,105,409			1,875,607	1,467,835		1,341,822			24,629	33,057			1,850,978	1,434,778
Property and equipment, net	1,457,197	1,436,386		1,251,854			77,887	84,278		90,228	96,198		76,208	82,588			1,679	1,690
Investment in subsidiaries	0	0		0									825,502	581,003							(825,502)	(581,003)
Income taxes receivable							4,453	18,786		65,803			4,364	18,702			89	84
Software, net	653,800	686,500		354,000			19,438	21,535		24,177			19,438	21,535
Total assets	24,087,297	23,290,209		17,667,332			2,884,595	2,615,666		2,499,528			1,412,851	1,219,390			2,381,628	2,060,667			(909,884)	(664,391)
LIABILITIES:
Accounts payable	1,304,849	999,061		897,489			47,768	54,377		45,483			44,288	45,827			3,484	8,573			(3)	(23)
Accrued liabilities	1,205,583	1,178,460		1,126,338			136,567	124,185		167,545			161,841	148,820			4,157	4,167			(29,432)	(28,802)
Deferred income taxes		2,681,140		1,661,872			392,524	342,962		242,930			391,431	341,408			1,093	1,554
Vehicle insurance reserves							82,358	86,515		107,720			71,050	75,663			11,308	10,852
Debt and other obligations	15,876,109	15,014,474		10,907,849			1,481,137	1,399,955		1,397,243							1,536,084	1,454,518			(54,947)	(54,563)
Total liabilities	21,625,264	20,372,681		15,038,478			2,140,354	2,007,994		1,960,921			668,610	611,718			1,556,126	1,479,664			(84,382)	(83,388)
COMMITMENTS AND CONTINGENCIES
EQUITY:	2,462,014	2,917,509		2,628,835			744,241	607,672		538,607	393,914	208,420	744,241	607,672			825,502	581,003			(825,502)	(581,003)
Total liabilities and equity	$ 24,087,297	$ 23,290,209		$ 17,667,332			$ 2,884,595	$ 2,615,666		$ 2,499,528			$ 1,412,851	$ 1,219,390			$ 2,381,628	$ 2,060,667			$ (909,884)	$ (664,391)

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									12 Months Ended			3 Months Ended									9 Months Ended		12 Months Ended			9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2011 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2010 Dollar Thrifty Automotive Group Inc.	Jun. 30, 2010 Dollar Thrifty Automotive Group Inc.	Mar. 31, 2010 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Eliminations	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Eliminations
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Total revenues	$ 2,436,508	$ 2,318,600	$ 2,516,200	$ 2,225,100	$ 1,960,925	$ 2,013,800	$ 2,432,300	$ 2,072,300	$ 1,780,000	$ 9,020,807	$ 8,298,380	$ 7,562,534	$ 460,590	$ 353,730	$ 451,722	$ 395,129	$ 348,347	$ 349,059	$ 443,544	$ 396,227	$ 348,330	$ 1,212,250	$ 1,195,198	$ 1,548,928	$ 1,537,160	$ 1,546,249	$ 1,151,812	$ 1,140,588	$ 1,480,660	$ 346,437	$ 332,591	$ 436,441	$ (285,999)	$ (277,981)	$ (368,173)
COSTS AND EXPENSES:
Direct vehicle and operating	1,351,190				1,114,158					4,795,788	4,566,378	4,283,394	215,790		214,536							596,463	583,799	751,468	745,535	768,456	558,350	549,971	708,477	40,861	40,151	51,008	(2,748)	(6,323)	(8,017)
Vehicle depreciation and lease charges, net	587,027				515,106					2,148,158	1,905,739	1,868,147	89,131		63,299							188,368	203,983	270,957	299,200	426,092	302,648	288,433	378,898	168,446	186,677	251,526	(282,726)	(271,127)	(359,467)
Selling, general and administrative	251,524				207,736					945,581	745,117	664,442	54,454		47,851							147,479	145,641	191,043	209,341	200,389	143,258	140,345	184,769	4,719	5,810	6,937	(498)	(514)	(663)
Interest Income (Expense), Net										592,886	644,703	714,224	12,206		19,627							44,601	58,899	77,462	89,303	96,560	11,156	29,552	36,003	33,472	29,364	41,485	(27)	(17)	26
Total expenses	2,350,557				1,984,940					8,517,955	7,924,485	7,530,212	371,581		345,313							976,911	992,322	1,290,930	1,344,436	1,494,089	1,015,412	1,008,301	1,308,147	247,498	262,002	350,956	(285,999)	(277,981)	(368,173)
(Increase) decrease in fair value of derivatives	(1,456)				(2,956)					4,326	(7,990)	10,810	40		523							525	(3,367)	(3,244)	(28,694)	(28,848)		(5,634)	(5,634)	525	2,267	2,390
INCOME / (LOSS) BEFORE INCOME TAXES and EQUITY IN EARNINGS OF SUBS	85,951	(26,900)	382,100	171,700	(24,015)	105,400	308,200	107,000	(146,700)	502,852	373,895	32,322	88,969		105,886							234,814	206,243	261,242	221,418	81,008	136,400	137,921	178,147	98,414	68,322	83,095
INCOME TAX EXPENSE	59,468				24,226					227,073	143,846	33,322	33,469		39,265							89,516	80,594	101,692	90,202	35,986	89,212	80,270	100,772	304	324	920
NET INCOME / (LOSS) BEFORE EQUITY IN EARNINGS OF SUBS																						145,298	125,649	159,550			47,188	57,651	77,375	98,110	67,998	82,175
EQUITY IN EARNINGS OF SUBSIDIARIES	0				0					0	0	0															98,110	67,998	82,175				(98,110)	(67,998)	(82,175)
Net income attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ 26,483	$ (28,300)	$ 251,300	$ 101,000	$ (48,241)	$ 58,800	$ 212,600	$ 62,100	$ (123,000)	$ 275,779	$ 210,489	$ (18,383)	$ 55,500	$ 33,901	$ 66,621	$ 42,505	$ 16,523	$ 12,496	$ 49,165	$ 42,263	$ 27,292	$ 145,298	$ 125,649	$ 159,550	$ 131,216	$ 45,022	$ 145,298	$ 125,649	$ 159,550	$ 98,110	$ 67,998	$ 82,175	$ (98,110)	$ (67,998)	$ (82,175)

GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL STATEMENTS - DOLLAR THRIFTY (Details 3) (USD $)	3 Months Ended		12 Months Ended			1 Months Ended	9 Months Ended		12 Months Ended			9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended	9 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2010 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2009 Dollar Thrifty Automotive Group Inc.	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Non-Guarantor Subsidiaries	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc. Eliminations	Sep. 30, 2011 Dollar Thrifty Automotive Group Inc. Eliminations	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc. Eliminations
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Net cash provided by operating activities	$ 738,362,000	$ 492,034,000	$ 2,748,412,000	$ 2,258,521,000	$ 2,237,927,000		$ 434,770,000	$ 458,610,000	$ 567,294,000	$ 461,941,000	$ 535,924,000	$ 206,985,000	$ 268,555,000	$ 306,521,000	$ 319,585,000	$ 262,206,000	$ 347,234,000	$ (91,800,000)	$ (72,151,000)	$ (86,461,000)
CASH FLOWS FROM INVESTING ACTIVITIES:
Revenue earning equipment expenditures	(3,252,980,000)	(2,648,695,000)	(9,613,239,000)	(9,454,311,000)	(8,440,872,000)		(1,380,617,000)	(983,879,000)	(1,168,532,000)	(1,239,088,000)	(1,060,251,000)	(38,350,000)	(46,155,000)	(58,522,000)	(1,342,267,000)	(937,724,000)	(1,110,010,000)
Revenue-earning vehicles-Proceeds from sales	2,237,878,000	2,009,336,000	7,125,096,000	7,850,442,000	7,518,446,000		757,091,000	492,008,000	757,766,000	856,775,000	1,477,368,000	26,623,000	31,135,000	42,746,000	730,468,000	460,873,000	715,020,000
Net change in cash & cash equivalents required minimum balance								100,000,000	100,000,000		(100,000,000)		100,000,000	100,000,000
Net change in restricted cash and investments							103,645,000	76,306,000	(75,461,000)	345,786,000	(22,750,000)	(4,817,000)	270,000	16,000	108,462,000	76,036,000	(75,477,000)
Property, equipment and software-Purchases							(13,901,000)	(11,196,000)	(16,633,000)	(23,031,000)	(15,508,000)	(13,817,000)	(11,108,000)	(16,543,000)	(84,000)	(88,000)	(90,000)
Property, equipment and software-Proceeds from sales							3,491,000	353,000	359,000	464,000	104,000	3,491,000	324,000	330,000		29,000	29,000
Dividends received												79,000,000	191,675,000	266,675,000				(79,000,000)	(191,675,000)	(266,675,000)
Investment in subsidiary												(231,600,000)	(249,389,000)	(247,713,000)				231,600,000	249,389,000	247,713,000
Intercompany												(35,029,000)	(119,298,000)	(139,869,000)	(56,793,000)	5,583,000	8,993,000	91,822,000	113,715,000	130,876,000
Net cash used in investing activities	(932,317,000)	(715,765,000)	(4,747,290,000)	(2,192,902,000)	(943,568,000)		(530,291,000)	(326,408,000)	(402,501,000)	(59,094,000)	278,955,000	(214,499,000)	(102,546,000)	(52,880,000)	(560,214,000)	(395,291,000)	(461,535,000)	244,422,000	171,429,000	111,914,000
Debt and other obligations:
Proceeds from vehicle debt and other obligations							581,169,000	1,137,903,000	1,537,903,000	526,876,000	44,781,000				581,169,000	1,192,226,000	1,592,466,000		(54,323,000)	(54,563,000)
Payments of vehicle debt and other obligations							(500,000,000)	(1,072,073,000)	(1,387,073,000)	(847,448,000)	(785,225,000)				(500,000,000)	(1,081,350,000)	(1,396,350,000)		9,277,000	9,277,000
Payments-non-vehicle debt								(148,125,000)	(148,125,000)	(10,000,000)	(20,000,000)		(148,125,000)	(148,125,000)
Issuance of common shares						120,600,000	1,694,000	2,921,000	4,774,000	2,988,000	129,583,000	1,694,000	2,921,000	4,774,000
Net settlement of employee withholding taxes on share-based awards							(1,215,000)	(3,205,000)	(3,205,000)	(722,000)		(1,215,000)	(3,205,000)	(3,205,000)
Payments for Repurchase of Common Stock							29,136,000					29,136,000
Early termination of interest rate swap									(8,815,000)					(8,815,000)
Forward stock repurchase agreement									(100,000,000)					(100,000,000)
Payment of financing costs	(15,402,000)	(4,217,000)	(49,433,000)	(91,482,000)	(78,151,000)		(8,770,000)	(13,303,000)	(14,757,000)	(11,792,000)	(6,615,000)	(7,825,000)	(1,997,000)	(2,038,000)	(945,000)	(11,306,000)	(12,719,000)
Dividends paid															(79,000,000)	(191,675,000)	(266,675,000)	79,000,000	191,675,000	266,675,000
Capital contribution from Parent	0	0	0	0	0										231,622,000	245,907,000	246,842,000	(231,622,000)	(245,907,000)	(246,842,000)
Net cash provided by (used in) financing activities	322,050,000	(120,844,000)	1,595,166,000	(1,512,255,000)	104,517,000		43,742,000	(95,882,000)	(119,298,000)	(340,098,000)	(644,111,000)	(36,482,000)	(150,406,000)	(257,409,000)	232,846,000	153,802,000	163,564,000	(152,622,000)	(99,278,000)	(25,453,000)
CHANGE IN CASH AND CASH EQUIVALENTS	120,537,000	(336,622,000)	(397,973,000)	(1,442,798,000)	1,388,539,000		(51,779,000)	36,320,000	45,495,000	62,749,000	170,768,000	(43,996,000)	15,603,000	(3,768,000)	(7,783,000)	20,717,000	49,263,000
CASH AND CASH EQUIVALENTS:
Cash and cash equivalents at beginning of period	533,235,000	931,208,000	931,208,000	2,374,006,000	985,467,000		508,648,000	463,153,000	463,153,000	400,404,000	229,636,000	446,239,000	450,007,000	450,007,000	62,409,000	13,146,000	13,146,000
Cash and cash equivalents at end of period	$ 653,772,000	$ 594,586,000	$ 533,235,000	$ 931,208,000	$ 2,374,006,000		$ 456,869,000	$ 499,473,000	$ 508,648,000	$ 463,153,000	$ 400,404,000	$ 402,243,000	$ 465,610,000	$ 446,239,000	$ 54,626,000	$ 33,863,000	$ 62,409,000